February 18, 2003

Dear Investor,


While the difficulties that brought on investor concerns continued during 2002, the final quarter had some pleasant surprises. The S&P 500 finished the quarter with an 8.4% gain, the Dow delivered a 10.6% return and the NASDAQ Composite made the most dramatic jump, gaining 14%. While this was not enough to reverse the trend that had dominated the year, it was encouraging. American Skandia addressed market conditions throughout the year by aggressively managing expenses while maintaining service levels.

One of the key tools for investors in all markets is diversification. That's why we remain committed to being 100% independently advised. Our multi-manager process brings you a wide choice of world-class money managers with continuous monitoring and objective selection and replacement - a process that allows you to diversify across asset and style classes, investing with among the best of the best, easily and effectively. We're also dedicated to innovation, which means continually seeking ways to improve our services and our offerings. One of the most visible improvements was the re-launch of our Web site on July 24, 2002.

Within two months of that date, our Web site was rated #8 by consumers and #3 by Investment Professionals, according to a Dalbar industry survey. How did we rise so quickly? The new American Skandia Web site introduced easy-to-use navigation along with enhanced services for monitoring and managing your accounts, such as our new e-Documents service. e-Documents gives you an electronic filing cabinet where you can always access your statements and confirmations, and never have to worry about misplacing your copies. Visit our Web site to sign up: www.americanskandia.com.

And last, but far from least, on December 20, 2002, it was announced that Prudential Financial had entered into a definitive agreement with Skandia Insurance Company, Ltd., to purchase American Skandia, Inc., the parent company of American Skandia Life Assurance Corporation. The close of the transaction is expected in the second quarter of 2003 and is moving forward on schedule. What does this mean for you? It's exciting news because Prudential has an extremely strong balance sheet along with a depth and breadth of resources that will ensure our ability to continue bringing you world-class money managers, powerful financial tools and innovative solutions to help meet your investment needs.

We are optimistic about the prospects for market improvement. While the possibility of war looms as of this writing, we believe - without question - that America offers the greatest opportunity and security in the world, enabling each of us to strive for our financial and personal goals.

Sincerely,



/s/Wade Dokken
Wade A. Dokken
President and CEO
American Skandia, Inc.
Shelton, Connecticut

                              AMERICAN

                                           SKANDIA
                                                    TRUST

                              -----------------------------------------------
                                               ANNUAL REPORT
                              -----------------------------------------------

                                             DECEMBER 31, 2002

                               TABLE OF CONTENTS

I.   American Skandia Trust
     Performance Information and Commentary.................    1
     Schedules of Investments:
       AST Strong International Equity Portfolio............   43
       AST Alliance Growth and Income Portfolio.............   45
       AST Goldman Sachs Concentrated Growth Portfolio......   47
       AST Money Market Portfolio...........................   49
       AST DeAM Global Allocation Portfolio.................   50
       AST Neuberger Berman Mid-Cap Value Portfolio.........   51
       AST Federated High Yield Portfolio...................   53
       AST INVESCO Capital Income Portfolio.................   61
       AST PBHG Small-Cap Growth Portfolio..................   64
       AST PIMCO Total Return Bond Portfolio................   67
       AST T. Rowe Price Asset Allocation Portfolio.........   75
       AST T. Rowe Price Global Bond Portfolio..............   95
       AST Neuberger Berman Mid-Cap Growth Portfolio........  102
       AST DeAM International Equity Portfolio..............  104
       AST PIMCO Limited Maturity Bond Portfolio............  108
       AST T. Rowe Price Natural Resources Portfolio........  113
       AST Alliance Growth Portfolio........................  115
       AST American Century Income & Growth Portfolio.......  117
       AST American Century International Growth
       Portfolio............................................  121
       AST American Century Strategic Balanced Portfolio....  124
       AST Gabelli Small-Cap Value Portfolio................  130
       AST William Blair International Growth Portfolio.....  136
       AST Marsico Capital Growth Portfolio.................  138
       AST Cohen & Steers Realty Portfolio..................  140
       AST Goldman Sachs Small-Cap Value Portfolio..........  141
       AST Sanford Bernstein Managed Index 500 Portfolio....  145
       AST DeAM Small-Cap Growth Portfolio..................  149
       AST MFS Global Equity Portfolio......................  153
       AST MFS Growth Portfolio.............................  156
       AST MFS Growth with Income Portfolio.................  159
       AST Alger All-Cap Growth Portfolio...................  162
       AST Goldman Sachs Mid-Cap Growth Portfolio...........  164
       AST DeAM Large-Cap Value Portfolio...................  166
       AST Federated Aggressive Growth Portfolio............  169
       AST Gabelli All-Cap Value Portfolio..................  172
       AST Lord Abbett Bond-Debenture Portfolio.............  176
       AST Alliance/Bernstein Growth + Value Portfolio......  182
       AST Sanford Bernstein Core Value Portfolio...........  184
       AST DeAM Bond Portfolio..............................  187
       AST DeAM Large-Cap Growth Portfolio..................  190
       AST DeAM Small-Cap Value Portfolio...................  192
     Financial Statements...................................  196
II.  Montgomery Variable Series-Emerging Markets............
III.  Wells Fargo Equity Value..............................
IV.  Wells Fargo Equity Income..............................
V.  INVESCO Variable Investments Funds, Inc.................
VI.  Prudential SP Jennison International Growth............
VII. First Trust-10 Uncommon Values.........................

PERFORMANCE INFORMATION AND COMMENTARY

--------------------------------------------------------------------------------

The following pages present information on the investment performance of each Portfolio (other than the AST Money Market Portfolio), which had been in operation for six months or more at December 31, 2002, including comparisons with relevant market indexes. Commentary by each Portfolio's sub-advisor regarding its performance and relevant market conditions is also provided.

EXPLANATIONS OF MARKET INDEXES

S&P 500 INDEX -- The Standard & Poor's 500 Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and over-the-counter market.

S&P MID-CAP 400 INDEX -- The Standard & Poor's Mid-Cap 400 Index is an unmanaged capitalization-weighted index of 400 domestic stocks chosen for market size (median market capitalization of about $2.2 billion as of December 2002).

RUSSELL 2000 INDEX -- The Russell 2000 Index is an unmanaged capitalization-weighted index which is comprised of 2,000 of the smallest capitalized U.S. domiciled companies whose common stock is traded in the U.S. on the New York Stock Exchange, American Stock Exchange and over-the-counter market.

NAREIT INDEX -- The NAREIT Equity REIT Index is an unmanaged capitalization-weighted index comprised of all tax-qualified Real Estate Investment Trusts listed on the New York Stock Exchange, American Stock Exchange and Nasdaq National Market System.

MSCI EAFE INDEX -- The Morgan Stanley Capital International Europe, Australasia, Far East Index is an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas markets.

SB EXTENDED MARKET INDEX -- The Salomon Brothers Extended Market Index is an unmanaged capitalization-weighted index of the smallest 20%, based on market capitalization, of all institutionally available non-U.S. stocks.

MSCI WORLD INDEX -- The Morgan Stanley Capital International World Index is an unmanaged capitalization-weighted index which includes the equity markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, United Kingdom and United States.

ML HIGH YIELD INDEX -- The Merrill Lynch High Yield Index is an unmanaged index of publicly traded non-convertible U.S. bonds rated below investment grade.

ML 1-3 YEAR INDEX -- The Merrill Lynch 1-3 Year Treasury Index is an unmanaged index of treasury issues with maturities ranging from 1-2.99 years.

LB AGGREGATE INDEX -- The Lehman Brothers Aggregate Bond Index is an unmanaged capitalization-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage securities.

--------------------------------------------------------------------------------

LB GLOBAL AGGREGATE INDEX -- The Lehman Brothers Global Aggregate Bond Index is an unmanaged measure of the global investment grade bond markets and is composed of the U.S. Aggregate Index, Pan European Aggregate Index, Asian-Pacific Aggregate Index and treasury obligations of Australia, Canada and New Zealand.

BALANCED BLENDED INDEX -- The Balanced Blended Index is calculated by weighting the S&P 500 Index at 60% and the Lehman Brothers Government/Credit Index at 40%. The Lehman Brothers Government/Credit Index is an unmanaged index comprised of intermediate and long-term government and investment grade corporate debt securities.

BLENDED INDEX -- The Blended Index is calculated by weighting the Russell 3000 Index at 50%, the Lehman Brothers Aggregate Bond Index at 40% and the MSCI EAFE Index at 10%. The Russell 3000 Index is an unmanaged capitalization-weighted index which is comprised of 3,000 of the largest capitalized U.S. domiciled companies whose common stock is traded in the U.S. on the New York Stock Exchange, American Stock Exchange and over-the-counter market.

All index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.

AST STRONG INTERNATIONAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------

The AST Strong International Equity Portfolio had a total return of -18.42% for the year ended December 31, 2002, compared to a return of -15.94% for the unmanaged MSCI EAFE Index.

The MSCI EAFE Index closed 2002 in negative territory for the third year in a row as three major issues dominated the global financial landscape: the sluggish global economy, geopolitical tensions particularly with regard to Iraq and corporate management and accounting scandals. As a result of these issues, corporate earnings disappointed, sentiment deteriorated and valuations contracted around the world. The Japanese market was one of the better performing developed markets for the year. After more than a decade of deteriorating economic conditions and grim returns on equity investments, expectations remain low and valuations more attractive relative to other major markets. Emerging markets were the highlight of the year, as in general, these markets benefited from falling interest rates, a weaker dollar and healthy domestic economic growth rates.

Throughout 2002, Strong maintained a cautious outlook on the world's economies and the prospects for corporate earnings recovery. The Portfolio was positioned with an emphasis on defensive global sectors, while underweight Information Technology and Telecommunications. The Portfolio's underweight in Information Technology and Telecommunications benefited relative performance as those sectors proved to be the worst performers. Surprisingly, several of the more traditional "defensive" sectors provided little downside protection this year. Stock selection in the Healthcare sector and an overweight in Utilities hurt relative performance. An underweight in the Financial sector benefited relative performance, as investors battered financial services companies.

[AST AIM Strong International Equity Portfolio Performance Graph] [COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT]

                                                              AST STRONG INTERNATIONAL EQUITY
                                                                         PORTFOLIO                       MSCI EAFE INDEX
                                                              -------------------------------            ---------------
12/31/92                                                                  10000.00                           10000.00
12/93                                                                     13611.00                           13256.00
12/94                                                                     13969.00                           14329.00
12/95                                                                     15365.00                           15935.00
12/96                                                                     16847.00                           16899.00
12/97                                                                     19904.00                           17200.00
12/98                                                                     23904.00                           20640.00
12/99                                                                     39233.00                           26205.00
12/00                                                                     28838.00                           22492.00
12/01                                                                     22278.00                           17669.00
12/02                                                                     18174.00                           14853.00

                                                               1 Year        5 Year         10 Year
                                                               ------        ------         -------
AVERAGE ANNUAL TOTAL RETURNS                                  -18.42%        -1.80%          6.16%

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

AST ALLIANCE GROWTH AND INCOME PORTFOLIO

--------------------------------------------------------------------------------

For the year ended December 31, 2002, the AST Alliance Growth and Income Portfolio had a total return of -23.28% compared to a return of -22.09% for the unmanaged S&P 500 Index.

Against the backdrop of a hostile stock market, the Portfolio's performance was disappointing. Selecting individual securities for purchase, rather than relying on broad sector calls, has historically been the hallmark of Alliance's investment process for the Portfolio. The Portfolio's underperformance versus the S&P 500 was caused by a small number of holdings that became caught in the middle of last year's earnings quality concerns. In many of these cases, investments in companies Alliance believed to have better-than-average fundamental prospects performed poorly. These disappointing investments were in companies that depended on access to the debt and equity markets to grow. Companies such as Dynegy, Household International, and Tyco all experienced severe balance sheet challenges this year, when the capital markets re-priced risk following the tragedies on last year's September 11th and concerns over corporate governance issues. Many of these exposures had been greatly reduced or sold outright by year-end.

In today's market, investor concerns about earnings, and the quality of corporate management more generally, have conspired to undermine confidence in equities. However, in general, Alliance believes public companies are heading in the right direction and doing many things right. Companies are restructuring, profits and retained earnings are improving, the debt-service burden is moderating, and liquidity is improving, as many companies are generating more cash than they are consuming.

As always, Alliance continues to adhere to its philosophy, and implement its fundamental process in a disciplined and systematic fashion. Alliance believes the Portfolio is well positioned for a more stable investment environment, which they see supported by slowly improving fundamentals and low interest rates.

[AST ALLIANCE GROWTH AND INCOME PORTFOLIO PERFORMANCE GRAPH] [COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT]

                                                               AST ALLIANCE GROWTH AND INCOME
                                                                         PORTFOLIO                        S&P 500 INDEX
                                                               ------------------------------             -------------
12/31/92                                                                  10000.00                           10000.00
12/93                                                                     11369.00                           11004.00
12/94                                                                     11621.00                           11148.00
12/95                                                                     14981.00                           15335.00
12/96                                                                     17762.00                           18849.00
12/97                                                                     22011.00                           25137.00
12/98                                                                     24758.00                           32318.00
12/99                                                                     28742.00                           39118.00
12/00                                                                     30328.00                           35558.00
12/01                                                                     30183.00                           31334.00
12/02                                                                     23156.00                           24412.00

                                                               1 Year        5 Year         10 Year
                                                               ------        ------         -------
AVERAGE ANNUAL TOTAL RETURNS                                  -23.28%        1.02%           8.76%

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
(FORMERLY THE AST JANCAP GROWTH PORTFOLIO)

--------------------------------------------------------------------------------

For the year ended December 31, 2002, the AST Goldman Sachs Concentrated Growth Portfolio had a total return of -29.84%, compared to a return of -22.09% for the unmanaged S&P 500 Index.

Large-cap growth stocks significantly underperformed their value counterparts, as the unmanaged Russell 1000 Growth Index returned -27.89%. Significant holdings in AOL Time Warner and Nokia detracted from the relative performance of the Portfolio.

On November 11, 2002 Goldman Sachs Asset Management replaced Janus Capital Management LLC as the Portfolio's sub-advisor and the name of the Portfolio changed to the AST Goldman Sachs Concentrated Growth Portfolio.

Goldman Sachs restructured the Portfolio, adjusting its holdings to reflect their investment strategy that calls for investing in companies that have certain characteristics, which include dominant franchises, strong brand names, economies of scale, pricing power, and excellent management.

[AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO PERFORMANCE GRAPH]

                                                               AST GOLDMAN SACHS CONCENTRATED
                                                                      GROWTH PORTFOLIO                    S&P 500 INDEX
                                                               ------------------------------             -------------
12/31/92                                                                  10000.00                           10000.00
12/93                                                                     11187.00                           11004.00
12/94                                                                     10682.00                           11148.00
12/95                                                                     14740.00                           15335.00
12/96                                                                     18919.00                           18849.00
12/97                                                                     24341.00                           25137.00
12/98                                                                     40956.00                           32318.00
12/99                                                                     63486.00                           39118.00
12/00                                                                     43824.00                           35558.00
12/01                                                                     29945.00                           31334.00
12/02                                                                     21010.00                           24412.00

                                                              1 Year        5 Year       10 Year
                                                              ------        ------       -------
AVERAGE ANNUAL TOTAL RETURNS                                 -29.84%        -2.90%        7.71%

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

AST DEAM GLOBAL ALLOCATION PORTFOLIO
(FORMERLY THE AST AIM BALANCED PORTFOLIO)

--------------------------------------------------------------------------------

For the year ended December 31, 2002, the AST DeAM Global Allocation Portfolio had a total return of -15.43%. That compared with returns of -8.84% for the unmanaged blended benchmark index of 60% S&P 500 Index/40% LB Government/Credit Index, and -8.26% for the newly adopted unmanaged blended benchmark index of 50% Russell 3000 Index/40% LB Aggregate Index/10% MSCI EAFE Index.

On May 1, 2002 Deutsche Asset Management, Inc. replaced AIM Capital Management, Inc. as the Portfolio's sub-advisor and the name of the Portfolio changed to the AST DeAM Global Allocation Portfolio. During May all individual equity and fixed income holdings were sold and the Portfolio's assets invested in the AST DeAM Large-Cap Growth and Large-Cap Value, Small-Cap Growth and Small-Cap Value, International Equity and Bond Portfolios. Accordingly, the Portfolio has adopted a blended index of 50% Russell 3000 Index/40% LB Aggregate Index/10% MSCI EAFE Index as its benchmark index.

While 2002 was a difficult year, DeAM foresees the potential for good returns in 2003, once the geopolitical uncertainties are removed.

[AST DEAM GLOBAL ALLOCATION PORTFOLIO PERFORMANCE GRAPH] [COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT]

                                                                 AST DEAM GLOBAL ALLOCATION
                                                                         PORTFOILO                        BLENDED INDEX
                                                                 --------------------------               -------------
5/4/93                                                                    10000.00                           10000.00
12/93                                                                     10570.00                           10734.00
12/94                                                                     10580.00                           10702.00
12/95                                                                     12971.00                           13582.00
12/96                                                                     14427.00                           15342.00
12/97                                                                     17064.00                           18401.00
12/98                                                                     19258.00                           21627.00
12/99                                                                     23273.00                           24397.00
12/00                                                                     22258.00                           24278.00
12/01                                                                     19647.00                           23183.00
12/02                                                                     16616.00                           21268.00

                                                                                     Since Inception
                                                        1 Year        5 Year            on 5/4/93
                                                        ------        ------         ---------------
AVERAGE ANNUAL TOTAL RETURNS                           -15.43%        -0.53%              5.40%

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

AST NEUBERGER BERMAN MID-CAP VALUE PORTFOLIO

--------------------------------------------------------------------------------

The AST Neuberger Berman Mid-Cap Value Portfolio had a total return of -10.56% for the year ended December 31, 2002, compared with a return of -14.53% for the unmanaged S&P Mid-Cap 400 Index. Mid-cap value stocks outperformed their growth counterparts, with the unmanaged S&P Mid-Cap 400/Barra Value Index returning -10.11%.

In a challenging year across all segments of the US equity market, mid-cap value stocks declined less than other size and style categories. For 2002, the Financials, Information Technology (IT) and Consumer Discretionary sectors were most responsible for the Portfolio's negative one-year return. Energy holdings performed well and helped limit Portfolio losses. The Portfolio outperformed the S&P Mid-Cap 400 Index due largely to favorable stock selection in Healthcare, Industrials and IT, an overweighting in Energy and an underweighting in IT.

Neuberger Berman is cautiously optimistic about the prospect of a healthy recovery; however, while the New Year may yield strong economic activity, it may not. Accordingly, they believe it's important to own quality companies that can perform well regardless of the economic environment. Thus, Neuberger Berman seeks to identify companies that possess solid balance sheets, generate ample cash flow, and strive to maintain competitive market positions -- attributes they deem essential in withstanding a protracted downturn, should one occur. They also believe it's important to invest in these businesses at prices that don't reflect their intrinsic value. Recently, Neuberger Berman has identified value opportunities in Healthcare. They expect the sector to benefit, as investors return their focus to companies able to produce and/or grow earnings under various conditions. For balance, they also own companies they believe could experience rapid earnings expansion upon more-robust economic activity, but have been overlooked by investors.
[AST NEUBERGER BERMAN MID-CAP VALUE PORTFOLIO PERFORMANCE GRAPH] [COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT]

                                                                AST NEUBERGER BERMAN MID-CAP
                                                                      VALUE PORTFOLIO                 S&P MID-CAP 400 INDEX
                                                                ----------------------------          ---------------------
5/4/93                                                                    10000.00                           10000.00
12/93                                                                     10790.00                           11308.00
12/94                                                                     10040.00                           10903.00
12/95                                                                     12663.00                           14277.00
12/96                                                                     14123.00                           17015.00
12/97                                                                     17854.00                           22502.00
12/98                                                                     17438.00                           26807.00
12/99                                                                     18427.00                           30753.00
12/00                                                                     23493.00                           36135.00
12/01                                                                     22781.00                           35914.00
12/02                                                                     20375.00                           30696.00

                                                                                     Since Inception
                                                        1 Year        5 Year            on 5/4/93
                                                        ------        ------         ---------------
AVERAGE ANNUAL TOTAL RETURNS                           -10.56%        2.68%               7.65%

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

AST FEDERATED HIGH YIELD PORTFOLIO

--------------------------------------------------------------------------------

For the year ended December 31, 2002, the AST Federated High Yield Portfolio had a total return of 0.04%, compared with a return for the unmanaged ML High Yield Index of -1.14%.

The high yield market continued to be very volatile over the course of 2002, as investors received mixed signals as to the direction and strength of the economic recovery. During the second half of 2002, the high yield market was also pressured by increased supply, as the rating agencies downgraded billions of dollars of debt from investment grade to sub-investment grade.

The Portfolio's outperformance relative to the Index was largely attributable to good security selection. Significantly underweight positions in the Wireless Telecommunications and Utilities sectors, and an absence of exposure to the Airline sector, all of which were among the worst performers, benefited performance. Overweight positions in Consumer Products, Lodging, and Gaming, which all had positive returns, also favorably impacted relative performance. Holdings which contributed positively to performance included Allied Holdings, Eagle-Picher, Hexcel Corp. and Primedia. On the other hand, performance was hurt by holdings in Charter Communications, NTL, Inc., Airgate, Alamosa PCS, Calpine, Foamex and Land O'Lakes.

[AST FEDERATED HIGH YIELD PORTFOLIO PERFORMANCE GRAPH] [COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT]

                                                                  AST FEDERATED HIGH YIELD
                                                                         PORTFOLIO                     ML HIGH YIELD INDEX
                                                                  ------------------------             -------------------
1/4/94                                                                    10000.00                           10000.00
12/94                                                                      9690.00                           10159.00
12/95                                                                     11586.00                           11851.00
12/96                                                                     13160.00                           13162.00
12/97                                                                     14949.00                           14851.00
12/98                                                                     15339.00                           15424.00
12/99                                                                     15646.00                           15666.00
12/00                                                                     14130.00                           15072.00
12/01                                                                     14150.00                           16008.00
12/02                                                                     14156.00                           15826.00

                                                                                     Since Inception
                                                        1 Year        5 Year            on 1/4/94
                                                        ------        ------         ---------------
AVERAGE ANNUAL TOTAL RETURNS                            0.04%         -1.09%              3.94%

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

AST INVESCO CAPITAL INCOME PORTFOLIO
(FORMERLY THE AST INVESCO EQUITY INCOME PORTFOLIO)

--------------------------------------------------------------------------------

For the year ended December 31, 2002, the AST INVESCO Capital Income Portfolio had a total return of -17.49%, compared to a return of -22.09% for the unmanaged S&P 500 Index.

In a year of broad declines in the stock market investors tended to seek securities deemed relatively stable. Against this backdrop, the fixed-income portion of the Portfolio provided a significant boost to performance. In the equity portion of the Portfolio, the Energy and Consumer Staples sectors outperformed the broad market, and the Portfolio's exposure to these areas proved beneficial. Energy stocks -- in which the Portfolio was overweight -- were particularly successful, as consistently strong demand for oil and gas, as well as pressure on the supply side stemming from the U.S./Iraq standoff and the Venezuelan oil strike, resulted in favorable conditions for these holdings.

On a negative note, the Portfolio's Technology holdings were not as resilient. With corporate spending remaining anemic throughout the year and investor sentiment working against high-growth stocks, many tech holdings suffered. In addition, some of the Portfolio's Financial Services stocks lagged. This was the result of an emphasis on companies sensitive to moves in the broad market, which struggled in the bearish environment that was only exacerbated by news of investigations into research and investment banking practices across the financial services industry.

INVESCO will continue to position the Portfolio for an economic expansion. However, they believe diversification across asset classes and strong stock selection has become crucial in an environment plagued by geopolitical unrest.

[AST INVESCO CAPITAL INCOME PORTFOLIO PERFORMANCE GRAPH] [COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT]

                                                                 AST INVESCO CAPITAL INCOME
                                                                         PORTFOLIO                        S&P 500 INDEX
                                                                 --------------------------               -------------
1/4/94                                                                    10000.00                           10000.00
12/94                                                                      9750.00                           10127.00
12/95                                                                     12682.00                           13931.00
12/96                                                                     14849.00                           17122.00
12/97                                                                     18313.00                           22834.00
12/98                                                                     20756.00                           29358.00
12/99                                                                     23193.00                           35535.00
12/00                                                                     24292.00                           32301.00
12/01                                                                     22206.00                           28464.00
12/02                                                                     18322.00                           22176.00

                                                                                     Since Inception
                                                        1 Year        5 Year            on 1/4/94
                                                        ------        ------         ---------------
AVERAGE ANNUAL TOTAL RETURNS                           -17.49%        0.01%               6.97%

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

AST PBHG SMALL-CAP GROWTH PORTFOLIO

--------------------------------------------------------------------------------

For the year ended December 31, 2002, the AST PBHG Small-Cap Growth Portfolio had a total return of -34.41%, compared to a return of -20.48% for the unmanaged Russell 2000 Index. Small-cap growth stocks substantially underperformed their value counterparts, as the unmanaged Russell 2000 Growth Index returned -30.27%.

Despite a strong start, the stock market faltered during much of 2002, unable to find its way back into positive territory for the third year in a row. Virtually all stocks felt the effects of nervous investors worried over corporate accounting practices and scandals, additional terrorist strikes and escalating tensions with Iraq, and the uncertain prospects for corporate profits amid an uneven economic recovery.

The Portfolio's performance was primarily impacted by stock selection in the Technology sector. Despite an underweight position for most of the year in this sector, the majority of technology companies owned suffered from on-going continued weakness in corporate capital spending. The Portfolio also experienced negative returns in the Healthcare sector. On the positive side, some holdings in the Services sector helped performance.

Despite 2002's disappointing results, Pilgrim Baxter notes some encouraging facts. First, small-cap growth stocks have recently seen modest improvements in performance compared with small-cap value stocks. Second, their performance was solidly in positive territory in the fourth quarter, despite a tough December. Pilgrim Baxter looks forward to 2003, knowing that historically the small company marketplace has rarely been as challenged as it has in recent years. They believe that both stock market history and a recovering economy point toward better outcomes this year.

[AST PBHG SMALL-CAP GROWTH PORTFOLIO PERFORMANCE GRAPH] [COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT]

                                                                 AST PBHG SMALL-CAP GROWTH
                                                                         PORTFOLIO                      RUSSELL 2000 INDEX
                                                                 -------------------------              ------------------
1/4/94                                                                    10000.00                           10000.00
12/94                                                                     10840.00                            9818.00
12/95                                                                     14370.00                           12611.00
12/96                                                                     17251.00                           14691.00
12/97                                                                     18287.00                           17977.00
12/98                                                                     18926.00                           17517.00
12/99                                                                     45792.00                           21241.00
12/00                                                                     23739.00                           20597.00
12/01                                                                     22203.00                           21110.00
12/02                                                                     14563.00                           16787.00

                                                                                     Since Inception
                                                        1 Year        5 Year            on 1/4/94
                                                        ------        ------         ---------------
AVERAGE ANNUAL TOTAL RETURNS                           -34.41%        -4.45%              4.27%

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

AST PIMCO TOTAL RETURN BOND PORTFOLIO

--------------------------------------------------------------------------------

For the year ended December 31, 2002, the AST PIMCO Total Return Bond Portfolio had a total return of 9.22%, as compared to the unmanaged LB Aggregate Index, which returned 10.27%.

During 2002, investors experienced one of the most difficult investment environments, as stocks and corporate bonds came under pressure as a weaker-than-expected economy, large corporate accounting scandals and high-profile corporate bankruptcies plagued investors. To help calm fears, the Federal Reserve cut the Fed Funds rate 50bps to 1.25% and yields fell significantly during the year. In this environment, PIMCO's focus on the intermediate part of the yield curve contributed positively to performance. Their use of mortgages was also positive as investors looked for high quality assets during this period. However, the corporate bond allocation detracted from performance, as issues came under pressure in this difficult environment.

In 2003, PIMCO expects the Fed to keep the yield curve steep and that interest rates may rise slightly. In this regard, they will target the Portfolio's duration near or slightly below the Index and will focus on the intermediate portion of the yield curve. PIMCO also expects to add corporate exposure in areas where they think credit fundamentals and valuations justify consideration. Also, they will look to maintain a small allocation to currency-hedged European bonds, as, in their view, the prospects for lower-than-expected economic growth in Europe are increasing.

[AST PIMCO TOTAL RETURN BOND PORTFOLIO PERFORMANCE GRAPH] [COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT]

                                                                AST PIMCO TOTAL RETURN BOND
                                                                         PORTFOLIO                      LB AGGREGATE INDEX
                                                                ---------------------------             ------------------
1/4/94                                                                    10000.00                           10000.00
12/94                                                                      9750.00                            9708.00
12/95                                                                     11581.00                           11501.00
12/96                                                                     11977.00                           11918.00
12/97                                                                     13159.00                           13068.00
12/98                                                                     14404.00                           14204.00
12/99                                                                     14247.00                           14086.00
12/00                                                                     15895.00                           15724.00
12/01                                                                     17305.00                           17051.00
12/02                                                                     18901.00                           18803.00

                                                                                     Since Inception
                                                        1 Year        5 Year            on 1/4/94
                                                        ------        ------         ---------------
AVERAGE ANNUAL TOTAL RETURNS                            9.22%         7.51%               7.34%

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO

--------------------------------------------------------------------------------

The AST T. Rowe Price Asset Allocation Portfolio had a total return of -9.89% for the year ended December 31, 2002, compared to a return of -8.84% for the unmanaged blended Balanced benchmark index (60% S&P 500 Index, 40% LB Government/Credit Index).

Stocks faced a difficult year in 2002, in large part because the economy struggled to find solid footing. Most domestic bond sectors posted solid gains during the year, aided by declining interest rates and a troubled stock market. High-quality bonds provided the best returns as longer-term interest rates fell to levels not seen in more than 40 years. On average, bonds have outperformed stocks for three straight years.

During the year, the Portfolio's allocation to investment-grade bonds provided ballast during a very difficult equity environment. An overweighting in small-cap and international equities contributed positively to relative performance, while the Portfolio's modest allocation to high yield bonds, which significantly underperformed higher quality fixed income sectors, detracted from performance.

During the year, T. Rowe Price increased the Portfolio's allocation to equities and lowered the allocation to fixed income. As interest rates have declined dramatically, the more interest-rate sensitive sectors of the bond market, in their view, have become fully valued. They do not necessarily believe that the equity markets will outperform over the near term; however, they believe the longer-term outlook for the asset class is favorable.

[AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO PERFORMANCE GRAPH] [COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT]

                                                                  AST T. ROWE PRICE ASSET
                                                                    ALLOCATION PORTFOLIO              BALANCED BLENDED INDEX
                                                                  -----------------------             ----------------------
1/4/94                                                                    10000.00                           10000.00
12/94                                                                      9940.00                            9939.00
12/95                                                                     12262.00                           12942.00
12/96                                                                     13873.00                           14874.00
12/97                                                                     16426.00                           18430.00
12/98                                                                     19442.00                           22289.00
12/99                                                                     21441.00                           24911.00
12/00                                                                     21338.00                           24731.00
12/01                                                                     20316.00                           23811.00
12/02                                                                     18307.00                           21706.00

                                                                                     Since Inception
                                                        1 Year        5 Year            on 1/4/94
                                                        ------        ------         ---------------
AVERAGE ANNUAL TOTAL RETURNS                            -9.89%        2.19%               6.96%

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO

--------------------------------------------------------------------------------

The AST T. Rowe Price Global Bond Portfolio had a total return of 15.03% for the year ended December 31, 2002, compared with a return of 16.53% for the unmanaged LB Global Aggregate Index.

On the whole, currency positions and credit allocation contributed positively to Portfolio performance, in contrast to the overall negative impacts of country/duration allocation and security selection. In terms of absolute performance, the major positive driver for the Portfolio was the Euro's 15% rebound against the US dollar over the year. The US dollar also weakened more than 9% versus the Japanese Yen.

For most of the year the Portfolio held a market weight position in the US Treasury market and benefited from the steeper yield curve. A broadly neutral position was maintained in the Euro-denominated markets, with a concentration in shorter-dated maturities. An underweight position in the Japanese Government Bond market was maintained, given little prospect, in T. Rowe Price's view, for meaningful structural reform. The rally of the ten- and 20-year sectors, however, had a negative impact on Portfolio performance.

In a low inflation environment and with geopolitical risks weighing on the outlook for growth, T. Rowe Price believes the Federal Reserve is likely to keep the funds rate near its current level at least through mid-year. They anticipate the Treasury yield curve flattening due to the richer valuation of short-term rates relative to those of long-term. In T. Rowe Price's view, the cumulative impact of the economic downturn in 2002 should feed through into more benign inflation pressures in 2003. They also expect the Euro to sustain its recent strength.

[AST T. ROWE PRICE GLOBAL BOND PORTFOLIO PERFORMANCE GRAPH] [COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT]

                                                               AST T. ROWE PRICE GLOBAL BOND
                                                                         PORTFOLIO                  LB GLOBAL AGGREGATE INDEX
                                                               -----------------------------        -------------------------
5/3/94                                                                    10000.00                           10000.00
12/94                                                                      9680.00                           10214.00
12/95                                                                     10754.00                           12277.00
12/96                                                                     11397.00                           12906.00
12/97                                                                     11007.00                           13039.00
12/98                                                                     12627.00                           14897.00
12/99                                                                     11575.00                           14127.00
12/00                                                                     11523.00                           13769.00
12/01                                                                     11830.00                           13985.00
12/02                                                                     13608.00                           16297.00

                                                                                     Since Inception
                                                        1 Year        5 Year            on 5/3/94
                                                        ------        ------         ---------------
AVERAGE ANNUAL TOTAL RETURNS                            15.03%        4.33%               3.62%

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO

--------------------------------------------------------------------------------

The AST Neuberger Berman Mid-Cap Growth Portfolio had a total return of -31.21% for the year ended December 31, 2002, significantly underperforming the unmanaged S&P Mid-Cap 400 Index, which returned -14.53%. During the year mid-cap growth stocks again underperformed their value counterparts, with the unmanaged S&P Mid-Cap 400/Barra Growth Index returning -19.17%.

Overweight positions in the Information Technology and Healthcare sectors, two of the worst performing sectors for the year, hurt performance, as did stock selection within the Healthcare, Consumer Discretionary and Financials sectors. Holdings in the Energy, Materials and Consumer Staples sectors benefited relative performance.

Neuberger Berman recently appointed a new growth equity portfolio management team for the Portfolio. The new managers employ a disciplined investment strategy when selecting growth stocks. Using fundamental research and quantitative analysis, they look for fast-growing companies with above average sales and competitive returns on equity relative to their peers. In doing so, the managers analyze such factors as financial condition (such as debt to equity ratio), market share and competitive leadership of the company's products, earnings growth relative to competitors, and market valuation in comparison to a stock's own historical norms and the stocks of other mid-cap companies. The managers follow a disciplined selling strategy and may sell a stock when it fails to perform as expected or when other opportunities appear more attractive.

[AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO PERFORMANCE GRAPH] [COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT]

                                                                AST NEUBERGER BERMAN MID-CAP
                                                                      GROWTH PORTFOLIO                S&P MID-CAP 400 INDEX
                                                                ----------------------------          ---------------------
10/20/94                                                                   10000                              10000
12/94                                                                       9970                               9636
12/95                                                                      12405                              12618
12/96                                                                      14432                              15039
12/97                                                                      16839                              19888
12/98                                                                      20316                              23693
12/99                                                                      30752                              27181
12/00                                                                      28271                              31937
12/01                                                                      20980                              31743
12/02                                                                      14432                              27130

                                                                                     Since Inception
                                                        1 Year        5 Year           on 10/20/94
                                                        ------        ------         ---------------
AVERAGE ANNUAL TOTAL RETURNS                           -31.21%        -3.04%              4.58%

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

AST DEAM INTERNATIONAL EQUITY PORTFOLIO
(FORMERLY THE AST FOUNDERS PASSPORT PORTFOLIO)

--------------------------------------------------------------------------------

For the year ended December 31, 2002, the AST DeAM International Equity Portfolio had a total return of -17.03%, compared with a return of -15.94% for the unmanaged MSCI EAFE Index and a return of -6.89% for the unmanaged SB Extended Market Index.

On May 1, 2002 Deutsche Asset Management, Inc. replaced Founders Asset Management, Inc. as the Portfolio's sub-advisor and the name of the Portfolio changed to the AST DeAM International Equity Portfolio. DeAM restructured the Portfolio's investments so that it is primarily invested in the equity securities of companies in developed countries outside the Unites States that are represented in the MSCI EAFE Index. Accordingly, the Portfolio has adopted the MSCI EAFE Index as its benchmark index.

During the period May 1 through December 31, 2002, the Financials sector was the biggest detractor from absolute returns, and holdings in Japan contributed the largest negative performance with respect to countries. On a relative basis, stock selection provided positive contributions across all sectors except for Healthcare.

Looking forward to 2003, DeAM expects an improving economic picture globally with improving prospects in the US feeding global demand. However, the possibility of a war in Iraq could lead to larger global economic uncertainty. [AST DEAM INTERNATIONAL EQUITY PORTFOLIO PERFORMANCE GRAPH]

                                                 AST DEAM INTERNATIONAL
                                                     EQUITY PORFOLIO             MSCI EAFE INDEX        SB EXTENDED MARKET INDEX
                                                 ----------------------          ---------------        ------------------------
5/2/95                                                    10000                       10000                       10000
12/95                                                     10330                       10522                       10281
12/96                                                     11664                       11159                       11024
12/97                                                     11900                       11357                        9989
12/98                                                     13200                       13629                       11203
12/99                                                     25042                       17303                       13404
12/00                                                     17459                       14851                       12022
12/01                                                     11835                       11667                       10053
12/02                                                      9820                        9807                        9360

                                                                                     Since Inception
                                                        1 Year        5 Year            on 5/2/95
                                                        ------        ------         ---------------
AVERAGE ANNUAL TOTAL RETURNS                           -17.03%        -3.77%             -0.24%

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Part of the historical performance of the Portfolio is due to purchases of securities sold in Initial Public Offerings ("IPOs"). There is no guarantee that the Portfolio's investments in IPOs, if any, will continue to have a similar impact on the Portfolio's performance. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

AST PIMCO LIMITED MATURITY BOND PORTFOLIO

--------------------------------------------------------------------------------

For the year ended December 31, 2002, the AST PIMCO Limited Maturity Bond Portfolio had a total return of 6.21%, as compared to the unmanaged ML 1-3 Year Index return of 5.88%.

During 2002, investors experienced one of the most difficult investment environments, as stocks and corporate bonds came under pressure as a weaker-than-expected economy, large corporate accounting scandals and high-profile corporate bankruptcies plagued investors. To help calm fears, the Federal Reserve cut the Fed Funds rate 50bps to 1.25% and yields fell significantly during the year. In this environment, PIMCO's longer-than-index duration and focus on the intermediate part of the yield curve benefited the Portfolio. Their use of mortgages was also positive as investors looked for high quality assets during this period. However, the Portfolio's corporate bond allocation detracted from returns as issues came under pressure in this difficult environment.

In 2003, PIMCO expects the Fed to keep the yield curve steep and that interest rates may rise slightly. In this regard, they will target the Portfolio's duration near the index and will focus on the intermediate portion of the yield curve. Also, PIMCO expects to add corporate exposure in areas where they think credit fundamentals and valuations justify consideration. Also, they will look to maintain a small allocation to currency-hedged European bonds, as, in their view, the prospects for lower-than-expected economic growth in Europe are increasing.

[AST PIMCO LIMITED MATURITY BOND PORTFOLIO PERFORMANCE GRAPH]

                                                                 AST PIMCO LIMITED MATURITY
                                                                       BOND PORTFOLIO                   M L 1-3 YEAR INDEX
                                                                 --------------------------             ------------------
5/2/95                                                                     10000                              10000
12/95                                                                      10470                              10645
12/96                                                                      10878                              11175
12/97                                                                      11689                              11919
12/98                                                                      12358                              12753
12/99                                                                      12775                              13143
12/00                                                                      13852                              14193
12/01                                                                      14956                              15387
12/02                                                                      15885                              16291

                                                                                     Since Inception
                                                        1 Year        5 Year            on 5/2/95
                                                        ------        ------         ---------------
AVERAGE ANNUAL TOTAL RETURNS                            6.21%         6.30%               6.22%

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO

--------------------------------------------------------------------------------

The AST T. Rowe Price Natural Resources Portfolio had a total return of -5.53% for the year ended December 31, 2002, significantly outperforming the broad-based unmanaged S&P 500 Index, which returned -22.09%.

Stocks posted their third consecutive negative year in 2002, as the economy struggled to establish some momentum and investors were shaken by a series of corporate governance and accounting scandals. Consumers remained the stalwart, though fading, pillar of the economy, while business spending was lackluster. After a rally in October and November, the market slipped as the year closed due to geopolitical concerns and global economic uncertainty. Commodity prices, led by crude oil and gold, rose significantly due to the threats posed by Iraq and North Korea and strikes in Venezuela. The turmoil dampened sentiment and further discouraged spending by both businesses and consumers.

In the first half of the year T. Rowe Price established new positions in some fertilizer companies, believing that the agricultural economy should recover from some long-term negative factors. The strategy paid off as one of the Portfolio's new holdings, Agrium, was a top contributor to performance. Gold stocks also were solid contributors to results. Energy services holdings detracted from performance.

Once some resolution of the Iraqi issue is achieved, T. Rowe Price believes steady and consistent economic growth is likely to emerge. With considerable monetary stimulus already being applied and the possibility of further tax cuts, there is potential for accelerating inflation. The natural resources sector is already anticipating a cyclical recovery in earnings, but T. Rowe Price believes a prolonged global expansion should produce more potential for these industries.

[AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO PERFORMANCE GRAPH]

                                                                 AST T. ROWE PRICE NATURAL
                                                                    RESOURCES PORTFOLIO                   S&P 500 INDEX
                                                                 -------------------------                -------------
5/2/95                                                                    10000.00                           10000.00
12/95                                                                     11110.00                           12162.00
12/96                                                                     14525.00                           14948.00
12/97                                                                     15017.00                           19935.00
12/98                                                                     13241.00                           25631.00
12/99                                                                     16963.00                           31023.00
12/00                                                                     21507.00                           28200.00
12/01                                                                     21657.00                           24850.00
12/02                                                                     20460.00                           19361.00

                                                                                     Since Inception
                                                        1 Year        5 Year            on 5/2/95
                                                        ------        ------         ---------------
AVERAGE ANNUAL TOTAL RETURNS                            -5.53%        6.38%               9.79%

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

AST ALLIANCE GROWTH PORTFOLIO

--------------------------------------------------------------------------------

For the year ended December 31, 2002, the AST Alliance Growth Portfolio had a total return of -30.98%, underperforming the return of -22.09% for the unmanaged S&P 500 Index.

Given the length and strength of the 1990's bull market, losses for three straight years can dispassionately be viewed as a reversion to a mean return. Questions about the quality of earnings linger after unimaginable corporate scandals. Growing geopolitical concerns ranging from impending war in the Gulf, to growing instability on the Korean peninsula, to fears of terrorism on our own shores, have propelled the price of gold despite concerns of a global deflationary spiral. In such an anxious atmosphere, negatives such as the lack of pricing power overshadow positives such as rebounding GDP and sustained productivity gains. In this negative environment for equities, large-cap growth stocks significantly underperformed large-cap value. The unmanaged Russell 1000 Growth Index returned -27.89%, as compared with the return of -15.53% for the unmanaged Russell 1000 Value Index. A handful of stocks, which saw significant declines, were primarily responsible for the Portfolio's underperformance, including wireless services holdings and a position, early in the year, in Tyco.

Alliance believes several aspects of today's investment climate support their investment approach for the Portfolio: they believe equities are compelling versus bonds, at their lowest yields in 40 years, and growth stocks are below equilibrium levels of valuation versus value equities.

[AST ALLIANCE GROWTH PORTFOLIO PERFORMANCE GRAPH]

                                                               AST ALLIANCE GROWTH PORTFOLIO              S&P 500 INDEX
                                                               -----------------------------              -------------
5/2/96                                                                     10000                              10000
12/96                                                                      10990                              11487
12/97                                                                      12620                              15319
12/98                                                                      16070                              19696
12/99                                                                      21520                              23840
12/00                                                                      18563                              21670
12/01                                                                      15830                              19096
12/02                                                                      10926                              14878

                                                                                     Since Inception
                                                        1 Year        5 Year            on 5/2/96
                                                        ------        ------         ---------------
AVERAGE ANNUAL TOTAL RETURNS                           -30.98%        -2.84%              1.34%

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO

--------------------------------------------------------------------------------

For the year ended December 31, 2002, the AST American Century Income & Growth Portfolio had a total return of -19.81%, compared to a return of -22.09% for the unmanaged S&P 500 Index.

The S&P 500 Index declined significantly for the year, reacting to global economic weakness, weak corporate profits, and geopolitical tension. Stocks finally rallied in the fourth quarter, but it was too little and too late to help annual performance.

American Century continued its use of quantitative models along with active management and risk controls to select stocks for the Portfolio. They maintained a structured, disciplined investment approach for both stock selection and portfolio construction, while incorporating both growth and value measures (with a value tilt) to seek consistent long-term performance. The Portfolio's value orientation worked well in the down market, as value stocks fared better than growth shares. Holding some medium-sized companies also benefited relative performance, as the biggest large-cap growth stocks fell hardest. Overall, solid stock selection helped the Portfolio hold its value better than the Index.

Every sector of the S&P 500 tumbled in 2002. But the Portfolio's stocks in the Financial sector performed better than the S&P 500's financial stocks. That's because American Century found a few advancers in the declining market while avoiding some of the worst performers. Stock selection in the Healthcare and Consumer Services sectors also benefited relative performance. On the downside, a few of American Century's picks in the Utility sector didn't pan out. In addition, underweight positions in some of the biggest consumer-based stocks hurt relative performance.

[AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO PERFORMANCE GRAPH]

                                                               AST AMERICAN CENTURY INCOME &
                                                                      GROWTH PORTFOLIO                    S&P 500 INDEX
                                                               -----------------------------              -------------
1/2/97                                                                    10000.00                           10000.00
12/97                                                                     12230.00                           13336.00
12/98                                                                     13731.00                           17146.00
12/99                                                                     16886.00                           20754.00
12/00                                                                     15067.00                           18865.00
12/01                                                                     13795.00                           16624.00
12/02                                                                     11063.00                           12952.00

                                                                                     Since Inception
                                                        1 Year        5 Year            on 1/2/97
                                                        ------        ------         ---------------
AVERAGE ANNUAL TOTAL RETURNS                           -19.81%        -1.99%              1.70%

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

AST AMERICAN CENTURY INTERNATIONAL GROWTH PORTFOLIO

--------------------------------------------------------------------------------

The AST American Century International Growth Portfolio had a total return of -19.47% for the year ended December 31, 2002, compared to a return of -15.94% for the unmanaged MSCI EAFE Index.

2002 was another challenging year for international investors, with the world's markets again dominated by volatility and uncertainty. While there were signs of recovery early in the year, they were overwhelmed by corporate accounting scandals, weak growth in the U.S. and declining confidence among businesses and consumers. All took a toll on the world's markets, and terrorism and the threat of war in Iraq also cast a pall over investor sentiment.

In such a volatile period, companies that were well positioned to withstand economic uncertainty fared best, which helped the Portfolio's Consumer Noncyclical sector. While noncyclicals declined overall, food and beverage companies, the Portfolio's second-largest industry stake, advanced and registered the period's best performance.

Economic uncertainty and volatile markets hurt holdings in the Financial sector, one of the Portfolio's largest stakes, detracting from performance. Banks, which accounted for a significant portion of the Portfolio, declined partly on concern that slowing economic growth would hamper lending and increase bad debts. Some were also hampered by the slowdown in their investment banking units. Those concerns led American Century to eliminate certain bank holdings with diminishing potential for acceleration of earnings. Banks remained one of the Portfolio's largest industry stakes, however, because American Century found acceleration among those that make relatively low-risk retail loans, and have strong balance sheets and less exposure to equity markets.

[AST AMERICAN CENTURY INTERNATIONAL GROWTH PORTFOLIO PERFORMANCE GRAPH]

                                                                    AST AMERICAN CENTURY
                                                               INTERNATIONAL GROWTH PORTFOLIO            MSCI EAFE INDEX
                                                               ------------------------------            ---------------
1/2/97                                                                     10000                              10000
12/97                                                                      11510                              10178
12/98                                                                      13660                              12214
12/99                                                                      22567                              15506
12/00                                                                      18934                              13309
12/01                                                                      13771                              10456
12/02                                                                      11089                               8789

                                                                                     Since Inception
                                                        1 Year        5 Year            on 1/2/97
                                                        ------        ------         ---------------
AVERAGE ANNUAL TOTAL RETURNS                           -19.47%        -0.72%              1.76%

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

AST AMERICAN CENTURY STRATEGIC BALANCED PORTFOLIO

--------------------------------------------------------------------------------

For the year ended December 31, 2002, the AST American Century Strategic Balanced Portfolio had a total return of -9.74%, compared with a return of -8.84% for the unmanaged balanced blended benchmark index (60% S&P 500 Index, 40% LB Government/Credit Index).

The U.S. stock market performed worse than expected in 2002. Reasons included the surprisingly weak recovery from the 2001 recession, the threat of another war with Iraq, the fallout from Enron's and WorldCom's bankruptcies, and weak business spending. Small-cap stocks generally outperformed large-cap, and value generally outpaced growth. Technology, Telecommunications, and Utilities were three of the worst performing stock sectors. On the other hand, thrifts and some of the major banks did relatively well. American Century's investment team kept the stock portion of the Portfolio mostly underweight in Technology and Telecommunications compared with the S&P 500, and overweight in parts of the relatively strong Financial sector, which helped the stock portion of the Portfolio outperform the S&P 500.

The bond portion of the Portfolio enjoyed a positive return, but it underperformed the LB Index, which pulled the Portfolio's overall return below that of the balanced blended benchmark index. American Century's investment team anticipated a stronger economy and weaker bond market, so it underweighted Treasuries (vs. the LB Index) for much of the period and overweighted higher-yielding/lower duration sectors (mortgage-backed securities -- "MBS" -- and corporates). Those weightings caused the bond portfolio to trail the LB Index, because Treasuries ended up performing very well as the economy weakened, while MBS and corporates lagged.

[AST AMERICAN CENTURY STRATEGIC BALANCED PORTFOLIO PERFORMANCE GRAPH]

                                                               AST AMERICAN CENTURY STRATEGIC
                                                                     BALANCED PORTFOLIO               BALANCED BLENDED INDEX
                                                               ------------------------------         ----------------------
1/2/97                                                                     10000                              10000
12/97                                                                      11340                              12370
12/98                                                                      13754                              15011
12/99                                                                      15538                              16722
12/00                                                                      15055                              16602
12/01                                                                      14483                              15984
12/02                                                                      13072                              14571

                                                                                     Since Inception
                                                        1 Year        5 Year            on 1/2/97
                                                        ------        ------         ---------------
AVERAGE ANNUAL TOTAL RETURNS                            -9.74%        2.88%               4.57%

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

AST GABELLI SMALL-CAP VALUE PORTFOLIO

--------------------------------------------------------------------------------

For the year ended December 31, 2002, the AST Gabelli Small-Cap Value Portfolio had a total return of -9.38%, compared with a return of -20.48% for the unmanaged Russell 2000 Index.

After significantly outperforming large-cap stocks in 2000 and 2001, small-cap stocks fell back to the pack in 2002. The convergence of corporate malfeasance, bankruptcies, and increasing Middle East tensions, coming on the heels of the weakening economy in 2000 and 2001, and the September 11, 2001 attacks, proved too much for the small-cap arena to handle. Gabelli has been expecting a resurgence in merger and acquisition activity, a major driver for returns in the small-cap universe, for quite some time. However, it has yet to materialize for the reasons just mentioned.

The Portfolio's orientation toward value stocks benefited its performance relative to the Russell 2000. The unmanaged Russell 2000 Value Index returned -11.42% for the year, substantially outperforming its growth counterpart, which returned -30.27%.

While the economic picture is not yet totally clear, Gabelli believes stocks will manage a modestly positive return in the year ahead. They are hopeful their rigorous research process and stock picking skills can continue to produce attractive relative returns.

[AST GABELLI SMALL-CAP VALUE PORTFOLIO PERFORMANCE GRAPH]

                                                                AST GABELLI SMALL-CAP VALUE
                                                                         PORTFOLIO                      RUSSELL 2000 INDEX
                                                                ---------------------------             ------------------
1/2/97                                                                     10000                              10000
12/97                                                                      12880                              12237
12/98                                                                      11524                              11924
12/99                                                                      11591                              14459
12/00                                                                      14124                              14021
12/01                                                                      15110                              14370
12/02                                                                      13693                              11427

                                                                                Since Inception
                                                            1 Year  5 Year         on 1/2/97
                                                            ------  ------      ---------------
AVERAGE ANNUAL TOTAL RETURNS                                -9.38%  1.23%            5.38%

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

AST WILLIAM BLAIR INTERNATIONAL GROWTH PORTFOLIO
(FORMERLY THE AST JANUS OVERSEAS GROWTH PORTFOLIO)

--------------------------------------------------------------------------------

For the year ended December 31, 2002, the AST William Blair International Growth Portfolio had a total return of -25.67%, compared with a return of -15.94% for the unmanaged MSCI EAFE Index.

On November 11, 2002 William Blair & Company replaced Janus Capital Management LLC as the Portfolio's sub-advisor and the name of the Portfolio changed to the AST William Blair International Growth Portfolio.

The year encompassed one of the more challenging investment periods in recent history. The performance of the U.S. economy was inconsistent -- growing at a healthy clip earlier in the year, but becoming more sluggish in the second half. This vacillating U.S. economy had an adverse effect on international equity markets, many of which are dependent on a healthy U.S. economy for exports.

A large position early in the year in Tyco detracted significantly from the Portfolio's performance. Tyco's price fell precipitously amid concerns about aggressive accounting practices and the company's abandonment of a reorganization plan.

William Blair repositioned the Portfolio so that, as of year-end, it emphasized strong consumer franchise companies, mid-cap growth financials and a somewhat increased exposure to consumer-oriented technology. Geographically, the Portfolio is moderately overweighted in Asia and the NAFTA markets (Mexico and Canada).

[AST William Blair International GROWTH PORTFOLIO PERFORMANCE GRAPH]

                                                              AST WILLIAM BLAIR INTERNATIONAL
                                                                      GROWTH PORTFOLIO                   MSCI EAFE INDEX
                                                              -------------------------------            ---------------
1/2/97                                                                     10000                              10000
12/97                                                                      11870                              10178
12/98                                                                      13795                              12214
12/99                                                                      25201                              15506
12/00                                                                      18997                              13309
12/01                                                                      14523                              10456
12/02                                                                      10795                               8789

                                                                               Since Inception
                                                          1 Year   5 Year         on 1/2/97
                                                          -------  ------      ---------------
AVERAGE ANNUAL TOTAL RETURNS                              -25.67%  -1.88%           1.29%

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

AST MARSICO CAPITAL GROWTH PORTFOLIO

--------------------------------------------------------------------------------

The AST Marsico Capital Growth Portfolio had a total return of -15.56% for the year ended December 31, 2002, outperforming the return of -22.09% for the unmanaged S&P 500 Index.

A summary comment for this past year would be to say, at some risk of understatement, it was an exceedingly difficult period for equity investors. None of the ten economic sectors that comprise the S&P 500 Index registered a positive return for the year.

There were a variety of contributing factors to the Portfolio's relative outperformance as compared to the S&P 500 Index. In particular, the Portfolio benefited from investments in the Industrials and Healthcare sectors. The Portfolio's performance was also a function of generally avoiding investments in the Information Technology and Telecommunications sectors. Generally underweighted positions in the Consumer Staples sector (particularly the household and personal products industry) and in the banking industry detracted from relative performance.

As of December 31, 2002, the Portfolio's economic sector allocations emphasized Consumer Discretionary, Financial Services and Healthcare companies. The Portfolio's allocation to the Information Technology sector increased modestly during the fourth quarter. Marsico views sectors such as Information Technology and Telecommunications Services as offering some select opportunities at the individual company level; in general, however, they believe many companies in these areas face highly uncertain profit outlooks and yet continue to trade at relatively high valuations.

[AST MARSICO CAPITAL GROWTH PORTFOLIO PERFORMANCE GRAPH]

                                                                 AST MARSICO CAPITAL GROWTH
                                                                         PORTFOLIO                        S&P 500 INDEX
                                                                 --------------------------               -------------
12/22/97                                                                   10000                              10000
12/97                                                                      10030                              10181
12/98                                                                      14201                              13090
12/99                                                                      21668                              15844
12/00                                                                      18580                              14402
12/01                                                                      14546                              12691
12/02                                                                      12283                               9888

                                                                                     Since Inception
                                                        1 Year        5 Year           on 12/22/97
                                                        ------        ------         ---------------
AVERAGE ANNUAL TOTAL RETURNS                           -15.56%        4.14%               4.18%

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

AST COHEN & STEERS REALTY PORTFOLIO

--------------------------------------------------------------------------------

For the year ended December 31, 2002, the AST Cohen & Steers Realty Portfolio had a total return of 2.65%, compared to the unmanaged NAREIT Index's total return of 3.82% and the broad-based, unmanaged S&P 500 Index's total return of -22.09%.

For the third year in a row, REITs produced positive absolute returns in a financial market environment that most equity investors found both challenging and discouraging. The best performing REIT sectors were those that experienced the highest earnings growth, such as the Regional Mall, Shopping Center and Industrial sectors. The worst performers were the Office sector, which was impacted by corporate contraction, and the Apartment sector, which was impacted by competition from single-family home buying and excess supply. The Portfolio's overweight and stock selection in the Regional Mall and Industrial sectors helped relative performance during the year, as did an underweight in the Apartment sector. Detracting from the Portfolio's performance was an underweight in the Shopping Center sector. Despite the Portfolio's overweight in the Office sector, stock selection benefited relative performance. Cohen & Steers fully expects, based on the attractive discounts from net asset value, that the Portfolio's Office sector holdings will be rewarding in the coming year.

In Cohen & Steers' view, the economy will continue to grow at a moderate pace over the coming quarters. For REITs, the determining factors will be economic and job growth, and how they translate into improving health for real estate markets. Cohen & Steers' expectation is that as the year progresses we will see sequential improvement in occupancy rates, rental rates and profits for just about every sector of the REIT industry.

[AST COHEN & STEERS REALTY PORTFOLIO PERFORMANCE GRAPH]

                                                AST COHEN & STEERS REALTY
                                                        PORTFOLIO                 NAREIT INDEX                S&P 500 INDEX
                                                -------------------------         ------------                -------------
1/2/98                                                    10000                       10000                       10000
12/98                                                      8400                        8250                       12857
12/99                                                      8590                        7869                       15562
12/00                                                     10840                        9944                       14146
12/01                                                     11148                       11329                       12465
12/02                                                     11444                       11762                        9712

                                                                      Since Inception
                                                           1 Year        on 1/2/98
                                                           ------     ---------------
AVERAGE ANNUAL TOTAL RETURNS                               2.65%           2.74%

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO

--------------------------------------------------------------------------------

For the year ended December 31, 2002, the AST Goldman Sachs Small-Cap Value Portfolio had a total return of -7.93%, significantly outperforming the return of -20.48% for the unmanaged Russell 2000 Index. During the year small-cap value stocks substantially outperformed small-cap growth, with the unmanaged Russell 2000 Value Index returning -11.42%.

Negative contributors to performance included Tropical Sportswear International and Terex Corp. Despite new distribution agreements with retailers, Tropical suffered amid a difficult retail environment in 2002. Terex, a diversified manufacturer of construction equipment, was weak on news that expected cost savings from recent acquisitions would take longer to realize.

Technology stocks Getty Images Inc. and Netscreen Technologies were top contributors to performance this year. Getty Images, an e-commerce provider of visual content and related products and services worldwide, has built a solid market position and business model. In addition, Goldman Sachs believes it has huge cash flow generating capabilities. Netscreen develops, markets and sells a broad family of network security systems and appliances that deliver high-performance, cost-effective security for enterprises and service providers. Shopko Stores Inc., a customer lifestyle-driven specialty discount retailer, was another strong contributor to performance. The company has shown an increase in comparable same store sales. In addition, it benefited from its continuing improvements in per-store profitability as well as balance sheet quality. Landstar System Inc., a new position added to the Portfolio this year, was another positive contributor to performance.

[AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO PERFORMANCE GRAPH]

                                                                AST GOLDMAN SACHS SMALL-CAP
                                                                      VALUE PORTFOLIO                   RUSSELL 2000 INDEX
                                                                ---------------------------             ------------------
1/2/98                                                                     10000                              10000
12/98                                                                       9990                               9776
12/99                                                                      10870                              11864
12/00                                                                      14550                              11518
12/01                                                                      15992                              11805
12/02                                                                      14723                               9387

                                                                      Since Inception
                                                           1 Year        on 1/2/98
                                                           ------     ---------------
AVERAGE ANNUAL TOTAL RETURNS                               -7.93%          8.05%

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

AST SANFORD BERNSTEIN MANAGED INDEX 500 PORTFOLIO

--------------------------------------------------------------------------------

For the year ended December 31, 2002, the AST Sanford Bernstein Managed Index 500 Portfolio had a total return of -20.64%, compared with the unmanaged S&P 500 Index, which returned -22.09%.

In 2002, the market posted its third consecutive annual loss for the first time since 1939-1941. This bear market has not only been among the most severe since World War II; it has been the longest. Despite an encouraging fourth-quarter rebound, stocks posted significant losses for the year, dragged down by concerns about the economy, the continuation of the tech stock collapse, corporate malfeasance and the threat of war. Both value and growth stocks fell over the year, with the unmanaged Russell 1000 Value Index down 15.53% and its growth counterpart down 27.89%. Both recovered strongly in the fourth quarter with tech and telecom stocks leading the market rally, as investors anticipated a recovery in these industries.

Stock selection in the Technology/Electronics sector was the largest contributor to the Portfolio's outperformance. Additionally, stock selection in the Finance, Capital Equipment, Utilities and Transportation sectors contributed significantly to performance. On the negative side, stock selection in the Consumer Cyclical sector detracted from relative performance. Investors shunned the Consumer Cyclical sector, which is particularly vulnerable to weakness in the economy and capital markets.

Comparison of Change in the Value of a $10,000 Investment
[AST SANFORD BERNSTEIN MANAGED INDEX 500 PORTFOLIO PERFORMANCE GRAPH]

                                                               AST SANFORD BERNSTEIN MANAGED
                                                                    INDEX 500 PORTFOLIO                   S&P 500 INDEX
                                                               -----------------------------              -------------
1/2/98                                                                    10000.00                           10000.00
12/98                                                                     12790.00                           12857.00
12/99                                                                     15506.00                           15562.00
12/00                                                                     14138.00                           14146.00
12/01                                                                     12723.00                           12465.00
12/02                                                                     10097.00                            9712.00

                                                                      Since Inception
                                                           1 Year        on 1/2/98
                                                           ------     ---------------
AVERAGE ANNUAL TOTAL RETURNS                              -20.64%          0.19%

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

AST DEAM SMALL-CAP GROWTH PORTFOLIO

--------------------------------------------------------------------------------

For the year ended December 31, 2002, the AST DeAM Small-Cap Growth Portfolio had a total return of -26.46%, underperforming the unmanaged Russell 2000 Index, which returned -20.48%, but outperforming the unmanaged Russell 2000 Growth Index, which returned -30.27%.

During the year growth stocks generally underperformed value stocks in both the large- and small-cap arenas. The relative underperformance of the growth sector was especially significant in small-cap stocks, with the unmanaged Russell 2000 Value Index posting a -11.42% return for the year. Overall, however, small stocks performed similarly to large stocks in 2002.

The Technology Hardware & Equipment sector was the largest detractor from both the absolute and relative performance of the Portfolio for the year. Fourth quarter performance was especially poor in this sector as companies with good growth characteristics fared poorly in October and November relative to their peers in the sector. On the other hand, the Healthcare Equipment & Services sector contributed the largest positive performance, with good stock selection paying off in the first half of the year.

Looking forward to 2003, DeAM expects an improving economic picture with Fed policy remaining accommodative and fiscal policy stimuli that are expected to be implemented. In addition, firms have eliminated much of their investment overhang and inventories and are positioned to take advantage of recovering demand.

Comparison of Change in the Value of a $10,000 Investment
[AST DEAM SMALL-CAP GROWTH PORTFOLIO PERFORMANCE GRAPH]

                                                                 AST DEAM SMALL-CAP GROWTH
                                                                         PORTFOLIO                      RUSSELL 2000 INDEX
                                                                 -------------------------              ------------------
1/4/99                                                                    10000.00                           10000.00
12/99                                                                     15590.00                           12126.00
12/00                                                                     12324.00                           11759.00
12/01                                                                      8820.00                           12051.00
12/02                                                                      6486.00                            9583.00

                                                                      Since Inception
                                                           1 Year        on 1/4/99
                                                           ------     ---------------
AVERAGE ANNUAL TOTAL RETURNS                              -26.46%         -10.28%

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

AST MFS GLOBAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------

For the year ended December 31, 2002, the AST MFS Global Equity Portfolio had a total return of -12.26%, compared with a return of -19.89% for the unmanaged MSCI World Index.

The year began on an upbeat note but, in the end, proved quite challenging. A global market rally that began in the fourth quarter of 2001 continued into early 2002. By late in the first quarter, however, we saw the beginning of a strong downdraft that lasted for much of the year. The major factor, in MFS' view, was an expected earnings recovery that didn't happen. Going into 2002, MFS thinks investors expected U.S. firms to lead a global recovery in corporate earnings in the second half of the year. When it became clear that was not happening, growth expectations fell around the globe, and stock prices followed them downward. Additional factors such as international tension over Iraq and corporate accounting scandals in the United States added to global markets' woes. In the final quarter of 2002, stock markets reversed direction again, rising on news that third-quarter earnings, while not robust, had at least not been disappointing. For the period overall, however, most equity market indices still showed double-digit declines.

While the Portfolio did not escape the global downturn, sector weightings and favorable stock selection benefited relative performance. Overweighted positions in the Basic Materials, Healthcare, and Consumer Staples sectors benefited relative performance. An underweighting in the Technology sector, along with strong stock selection within it, benefited performance. Telecommunications holdings were an area that hurt performance, and individual positions in other sectors also detracted from results, including Charter Communications and Wyeth.

Comparison of Change in the Value of a $10,000 Investment
[AST MFS GLOBAL EQUITY PORTFOLIO PERFORMANCE GRAPH]

                                                              AST MFS GLOBAL EQUITY PORTFOLIO            MSCI WORLD INDEX
                                                              -------------------------------            ----------------
10/18/99                                                                  10000.00                           10000.00
12/99                                                                     11040.00                           11111.00
12/00                                                                     10248.00                            9647.00
12/01                                                                      9227.00                            8024.00
12/02                                                                      8095.00                            6428.00

                                                                      Since Inception
                                                           1 Year       on 10/18/99
                                                           ------     ---------------
AVERAGE ANNUAL TOTAL RETURNS                              -12.26%         -6.39%

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

AST MFS GROWTH PORTFOLIO

--------------------------------------------------------------------------------

For the year ended December 31, 2002, the AST MFS Growth Portfolio had a total return of -28.17%, underperforming the return for the unmanaged S&P 500 Index of -22.09%. Large-cap growth stocks, significantly underperformed their value counterparts with the unmanaged Russell 1000 Growth Index returning -27.89%.

After an impressive rebound in the closing months of 2001, equities for most of 2002 lost momentum due to continued economic weakness, a number of high-profile bankruptcies, concerns over accounting veracity, and geopolitical uncertainty. Reversing direction again, stocks turned upward in the final quarter of the period, largely as a result of moderately improving earnings news.

Several of the Portfolio's better-performing holdings were in the Leisure and Healthcare sectors. Firming demand for advertising in the latter part of the period bolstered Leisure holdings, such as Viacom and Clear Channel Communications. In the Healthcare sector, a powerful new drug launch propelled Forest Labs. Managed care provider UnitedHealth Group also performed well. Detracting from performance in this sector were holdings in Baxter International and Genzyme. Tyco International, the Portfolio's largest holding at the beginning of the period, was the biggest single detractor from returns. A variety of issues, including weaker fundamentals in the conglomerate's economically sensitive businesses, accounting questions, and improper management conduct, caused Tyco's stock to drop precipitously.

Looking forward, MFS believes we're likely to see a prolonged period of positive but anemic economic growth. They don't think any particular sectors will emerge as clear leaders, and believe the opportunities will tend to be more stock-specific.

Comparison of Change in the Value of a $10,000 Investment
[AST MFS GROWTH PORTFOLIO PERFORMANCE GRAPH]

                                                                  AST MFS GROWTH PORTFOLIO                S&P 500 INDEX
                                                                  ------------------------                -------------
10/18/99                                                                  10000.00                           10000.00
12/99                                                                     11300.00                           10804.00
12/00                                                                     10562.00                            9821.00
12/01                                                                      8272.00                            8654.00
12/02                                                                      5942.00                            6742.00

                                                                   Since Inception
                                                          1 Year     on 10/18/99
                                                          ------   ---------------
AVERAGE ANNUAL TOTAL RETURNS                              -28.17%      -15.00%

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

AST MFS GROWTH WITH INCOME PORTFOLIO

--------------------------------------------------------------------------------

For the year ended December 31, 2002, the AST MFS Growth with Income Portfolio had a total return of -21.62%, compared with a -22.09% return for the unmanaged S&P 500 Index.

During 2002 a sluggish economy, a lack of corporate spending, earnings disappointments, corporate accounting scandals, and fears over war with Iraq undermined investor confidence and resulted in negative equity market returns. For the year, a lack of consumer and corporate spending on technology continued to send technology stocks downward and that impacted all broad market indices.

MFS overweighted the Portfolio in leisure stocks relative to the Index throughout the year and those positions were the biggest positive contributor to performance. Owning fewer technology stocks than the Index also contributed to relative performance. A difficult spending environment, which led to earnings disappointments throughout the year, coupled with high stock prices, made technology a dangerous place to invest in 2002. Utility stocks detracted from performance, as fierce competition and the fallout from Enron and other scandals dogged the sector. The Portfolio's healthcare holdings also performed poorly. Holdings in financial services did well in the first half of the year but did not meet MFS' expectations in the second half.

While MFS doesn't expect a robust economy going forward, they do believe that the worst is over and are expecting a modest recovery in 2003. While it's impossible to know which areas in the market will do well, MFS' goal is to have a well-diversified portfolio of stocks that they think should do well in virtually any market environment.

Comparison of Change in the Value of a $10,000 Investment
[AST MFS GROWTH WITH INCOME PORTFOLIO PERFORMANCE GRAPH]

                                                                 AST MFS GROWTH WITH INCOME
                                                                         PORTFOLIO                        S&P 500 INDEX
                                                                 --------------------------               -------------
10/18/99                                                                   10000                              10000
12/99                                                                      10520                              10804
12/00                                                                      10540                               9821
12/01                                                                       8911                               8654
12/02                                                                       6984                               6742

                                                                   Since Inception
                                                          1 Year     on 10/18/99
                                                          ------   ---------------
AVERAGE ANNUAL TOTAL RETURNS                              -21.62%      -10.60%

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

AST ALGER ALL-CAP GROWTH PORTFOLIO

--------------------------------------------------------------------------------

For the year ended December 31, 2002, the AST Alger All-Cap Growth Portfolio had a total return of -35.79%, significantly underperforming the -22.09% return of the unmanaged S&P 500 Index.

The year 2002 was an extraordinarily difficult period for equity securities. During the first two quarters of the year, despite a steady stream of positive economic data, the markets dropped on news of corporate malfeasance and continued violence in Afghanistan and the Middle East. With the exception of March, most equity indices slipped lower during each of the first six months of the year. Markets continued their downward spiral throughout the third quarter. Unsettled by negative earnings preannouncements, weaker consumer confidence and disappointing job growth, investors found very little reason to buy. Furthermore, concern over a possible war with Iraq helped to exacerbate the selling. Equity markets finally found some relief in the fourth quarter of 2002. Fueled in part by solid earnings from bellwethers, a Republican sweep in the midterm elections and a larger-than-expected 50 basis point rate cut on November 6th, markets trended higher during the first two months of the quarter. The positive momentum, however, came to a sudden end during the final month of the year.

During the year the Portfolio's orientation toward growth stocks hurt relative performance. The unmanaged Russell 3000 Growth Index returned -28.05%, as compared with a return for its value counterpart of -15.20%. The Portfolio benefited from an underweighting in the weak Telecommunication Services sector, but was hurt by poorly performing Technology stocks.

Comparison of Change in the Value of a $10,000 Investment
[AST ALGER ALL-CAP GROWTH PORTFOLIO PERFORMANCE GRAPH]

                                                                  AST ALGER ALL-CAP GROWTH
                                                                         PORTFOLIO                        S&P 500 INDEX
                                                                  ------------------------                -------------
12/31/99                                                                   10000                              10000
12/00                                                                       6840                               9090
12/01                                                                       5700                               8010
12/02                                                                       3660                               6241

                                                                      Since Inception
                                                           1 Year       on 12/31/99
                                                           ------     ---------------
AVERAGE ANNUAL TOTAL RETURNS                              -35.79%         -28.47%

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
(FORMERLY THE AST JANUS MID-CAP GROWTH PORTFOLIO)

--------------------------------------------------------------------------------

For the year ended December 31, 2002, the AST Goldman Sachs Mid-Cap Growth Portfolio had a total return of -27.46%, significantly underperforming the unmanaged S&P Mid-Cap 400 Index, which returned -14.53%.

Mid-cap growth stocks significantly underperformed their value counterparts, as the unmanaged S&P Mid-Cap 400/ Barra Growth Index returned -19.17%. The Portfolio's relative performance during the first three quarters of the year was hurt by significant declines in a variety of holdings.

On November 11, 2002, Goldman Sachs Asset Management replaced Janus Capital Management LLC as the Portfolio's sub-advisor and the name of the Portfolio changed to the AST Goldman Sachs Mid-Cap Growth Portfolio.

Goldman Sachs restructured the Portfolio, adjusting its holdings to reflect their investment strategy that calls for investing in companies that have certain characteristics, which include dominant franchises, strong brand names, economies of scale, pricing power, and excellent management.

Comparison of Change in the Value of a $10,000 Investment
[AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO PERFORMANCE GRAPH]

                                                                 AST GOLDMAN SACHS MID-CAP
                                                                      GROWTH PORTFOLIO                S&P MID-CAP 400 INDEX
                                                                 -------------------------            ---------------------
5/1/00                                                                     10000                              10000
12/00                                                                       6640                              10806
12/01                                                                       3972                              10740
12/02                                                                       2882                               9180

                                                                      Since Inception
                                                           1 Year        on 5/1/00
                                                           ------     ---------------
AVERAGE ANNUAL TOTAL RETURNS                              -27.46%         -37.26%

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

AST DEAM LARGE-CAP VALUE PORTFOLIO
(FORMERLY THE AST JANUS STRATEGIC VALUE PORTFOLIO)

--------------------------------------------------------------------------------

The AST DeAM Large-Cap Value Portfolio had a total return of -15.30% for the year ended December 31, 2002, compared to a return of -22.09% for the unmanaged S&P 500 Index.

On May 1, 2002 Deutsche Asset Management replaced Janus Capital Management LLC as sub-advisor to the Portfolio and the name of the Portfolio changed to the AST DeAM Large-Cap Value Portfolio. DeAM repositioned the Portfolio's holdings consistent with the new investment strategy, which seeks to maintain a portfolio of equity securities which approximates the market risk of the stocks included in the Russell 1000 Value Index, but which outperforms the Russell 1000 Value Index through active stock selection.

From May 1 to December 31, 2002 every sector in the Russell 1000 Value universe fell in value. During that period, bank holdings were the largest detractor from the Portfolio's absolute performance, while stock selection in the Technology Hardware and Equipment sectors proved to be the largest detractors in terms of relative performance. Insurance stock selection had the most positive impact on relative performance.

Looking forward to 2003, DeAM expects an improving economic picture with Fed policy remaining accommodative and fiscal policy stimuli that are expected to be implemented. In addition, firms have eliminated much of their investment overhang and inventories and are positioned to take advantage of recovering demand.

[AST DEAM LARGE-CAP VALUE PORTFOLIO PERFORMANCE GRAPH] [AVERAGE ANNUAL TOTAL RETURNS]

                                                                  AST DEAM LARGE-CAP VALUE
                                                                         PORTFOLIO                        S&P 500 INDEX
                                                                  ------------------------                -------------
10/23/00                                                                   10000                              10000
12/00                                                                       9850                               9257
12/01                                                                       9305                               8157
12/02                                                                       7882                               6355

                                                                                Since Inception
                                                                 1 Year           on 10/23/00
                                                                 ------         ---------------
AVERAGE ANNUAL TOTAL RETURNS                                    -15.30%             -10.31%

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO

--------------------------------------------------------------------------------

For the year ended December 31, 2002, the Federated Aggressive Growth Portfolio had a total return of -29.19%, underperforming the return of -20.48% for the unmanaged Russell 2000 Index.

The equity markets continued to be challenged by economic, budgetary and geopolitical uncertainties and, in addition, by growing investor distrust of corporate managements. Small-cap growth stocks significantly underperformed their value counterparts, with the unmanaged Russell 2000 Growth Index returning -30.27%.

Management of the Portfolio was assumed by Federated's Kaufmann team during the second quarter of 2002. They made significant changes to the Portfolio's holdings after assuming management responsibilities. The most important change was a significant reduction in exposure to the Information Technology sector. Sectors that performed well for the Portfolio were Consumer Discretionary and Healthcare. Industries that performed well were Retailing, Pharmaceuticals & Biotechnology, and Healthcare Equipment & Services. Detracting from performance were positions in Magna Design Automation and Concord EFS.

Looking forward Federated continues to focus on individual companies, not market sectors. They strive to identify those companies that have strengthening fundamentals for both near-term and long-term growth in sales and earnings. Federated believes that while many of the elements necessary for an economic recovery appear to be in place, there is a good likelihood that the pace of recovery will continue to be relatively modest. In such a case, companies with strong growth prospects should become relatively more valuable because they will be harder to find.

Comparison of Change in the Value of a $10,000 Investment
[AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO PERFORMANCE GRAPH]

                                                              AST FEDERATED AGGRESSIVE GROWTH
                                                                         PORTFOLIO                      RUSSELL 2000 INDEX
                                                              -------------------------------           ------------------
10/23/00                                                                   10000                              10000
12/00                                                                       9100                               9744
12/01                                                                       7224                               9987
12/02                                                                       5116                               7941

                                                                      Since Inception
                                                           1 Year       on 10/23/00
                                                           ------     ---------------
AVERAGE ANNUAL TOTAL RETURNS                              -29.19%         -26.38%

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

AST GABELLI ALL-CAP VALUE PORTFOLIO

--------------------------------------------------------------------------------

For the year ended December 31, 2002, the AST Gabelli All-Cap Value Portfolio had a total return of -20.71%, compared with a return of -22.09% for the unmanaged S&P 500 Index.

The Portfolio reflects Gabelli's fundamental bottom-up research philosophy and buy and hold investment style. During a year in which value stocks generally outperformed growth stocks, the Portfolio's value orientation contributed to its outperformance of the broad-based S&P 500.

The year 2002 proved to be yet another difficult one for the equity markets. The combination of corporate fraud, bankruptcies, increasing Middle East tensions, all coming on the heels of the horrific events of September 11, 2001, proved too much for investors to handle. While the consumer continued to be the primary support for the fragile economy, virtually all corporations kept their checkbooks closed. They remained focused on cutting costs, improving efficiencies, and doing whatever else was necessary to stay afloat.

Gabelli believes the stock market can avoid a fourth straight down year. Their best guess is that annualized equity returns over the next several years will be relatively modest. Based on historical valuations, in general, stocks are still not cheap. However, Gabelli is finding what they believe are many fundamentally attractive opportunities in their research universe.

[AST Gabelli All-Cap Value Portfolio Performance Graph]

                                                                 AST GABELLI ALL-CAP VALUE
                                                                         PORTFOLIO                        S&P 500 INDEX
                                                                 -------------------------                -------------
10/23/00                                                                  10000.00                           10000.00
12/00                                                                     10090.00                            9257.00
12/01                                                                      9870.00                            8157.00
12/02                                                                      7826.00                            6355.00

                                                                                Since Inception
                                                                 1 Year           on 10/23/00
                                                                 ------         ---------------
AVERAGE ANNUAL TOTAL RETURNS                                    -20.71%             -10.59%

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

AST LORD ABBETT BOND-DEBENTURE PORTFOLIO

--------------------------------------------------------------------------------

The AST Lord Abbett Bond-Debenture Portfolio had a total return of 0.41% for the year-end 2002, compared to a return of -1.14% for the unmanaged ML High Yield Index.

In what was a very difficult year for lower quality corporate bonds, the Portfolio benefited from select holdings in high-yield bonds and its modest allocation to investment-grade bonds as well as to mortgage-backed securities
(MBS). Cross-over bonds -- bonds of formerly investment-grade companies that are currently out of favor -- contributed substantially to relative performance in the second half of the year. In the high-yield sector, bonds of companies in the Food, Healthcare, Consumer Products, Business Services and Industrial sectors all contributed to performance. A volatile equity market buffeted the Portfolio's convertible securities for much of the year, but, by year-end, convertibles strengthened, benefiting the Portfolio. The Portfolio's best performers in the convertibles sector included the securities of below investment-grade Technology and Software companies. Detracting from performance for the year was the Portfolio's overweight allocation to the wireless or cellular phone business.

As the year drew to a close, in a strategic move designed to capture what they believed were the improving value opportunities in the equity markets, Lord Abbett increased the equity sensitivity of the Portfolio, which accounted for approximately 25% of the Portfolio at year-end, up from about 14% earlier in the year. They focused on the bonds of companies with a history of stable cash flows, a strong asset base, sound management and a catalyst for improvement.

[AST Lord Abbett Bond-Debenture Portfolio Performance Graph] [COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT]

                                                               AST LORD ABBETT BOND-DEBENTURE
                                                                         PORTFOLIO                     ML HIGH YIELD INDEX
                                                               ------------------------------          -------------------
10/23/00                                                                   10000                              10000
12/00                                                                      10150                               9828
12/01                                                                      10459                              10438
12/02                                                                      10501                              10319

                                                                      Since Inception
                                                           1 Year       on 10/23/00
                                                           ------     ---------------
AVERAGE ANNUAL TOTAL RETURNS                               0.41%           2.26%

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

AST ALLIANCE/BERNSTEIN GROWTH + VALUE PORTFOLIO

--------------------------------------------------------------------------------

For the year ended December 31, 2002, the AST Alliance/Bernstein Growth + Value Portfolio had a total return of -25.00%, compared with a return for the unmanaged S&P 500 Index of -22.09%.

Despite its fourth quarter rebound, the S&P 500 Index ended the year down significantly as a result of economic concerns, the continuation of the technology stock collapse, corporate malfeasance and the threat of war.

The Portfolio's position in WorldCom earlier in the year contributed greatly to its underperformance. Also detracting from performance were holdings in Sprint, Tyco, Tenet Healthcare and Qwest. The Portfolio's deep value component outperformed the S&P 500 Index for the year, thanks to strong stock selection in the Financial Services sector, as well as an underweight position in Technology and an emphasis on industrial resources companies. Additionally, UnitedHealth, Ameren, Occidental Petroleum, Hewlett Packard and Golden West were among the Portfolio's notable contributors for the year.

Alliance/Bernstein believes there are many positive indicators for a market recovery. Gross domestic product is growing and productivity in manufacturing has accelerated sharply, driving down costs. Consumer purchasing power is up significantly because wage growth is far outpacing inflation. Corporate profits have begun to rebound from depressed levels and businesses have already cut back on their capital spending and inventories, setting the stage for a period of replenishment and investment. In this environment, Alliance/Bernstein believes research-based stock selection will be critical to generating attractive relative returns.

[AST Alliance/Bernstein Growth + Value Portfolio Performance Graph] [COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT]

                                                              AST ALLIANCE/BERNSTEIN GROWTH +
                                                                      VALUE PORTFOLIO                     S&P 500 INDEX
                                                              -------------------------------             -------------
5/1/01                                                                     10000                              10000
12/01                                                                       9720                               9277
12/02                                                                       7290                               7228

                                                                      Since Inception
                                                           1 Year       on 5/01/01
                                                           ------     ---------------
AVERAGE ANNUAL TOTAL RETURNS                              -25.00%         -17.26%

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

AST SANFORD BERNSTEIN CORE VALUE PORTFOLIO

--------------------------------------------------------------------------------

For the year ended December 31, 2002, the AST Sanford Bernstein Core Value Portfolio had a total return of -13.24%, outperforming the unmanaged S&P 500 Index, which returned -22.09%.

Despite a fourth-quarter rebound, the market ended the year down significantly, dragged down by concerns about the economy, the continuation of the collapse in technology stocks, corporate malfeasance and the threat of war. The market thus posted its third consecutive annual loss for the first time since 1939-1941. This bear market has not only been among the most severe since World War II; it has been the longest. In this environment, large-cap value stocks outperformed their growth counterparts, with the unmanaged Russell 1000 Value Index returning -15.53%.

Stock selection in the Financial Services area was the biggest contributor to performance. Stock selection in the defensive Healthcare sector also contributed to returns this year. An underweight of the Technology sector, which fell precipitously this year, paid off, as did an overweight of the Materials and Processing sector. On the negative side, stock selection in the telecommunications-heavy Utility sector hurt returns. Few industries have taken a harder hit in the last three years than telecom-equipment manufacturing.

Looking forward the value opportunity, as Sanford Bernstein measures it, is back to average. Its composition has once again shifted. Today, an unusually diverse set of companies represents the top quintile of value. Thus, the Portfolio is more diversified by sector than usual. In this environment, Sanford Bernstein believes that stock selection will be the key to outperformance.

[AST Sanford Bernstein Core Value Portfolio Performance Graph] [COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT]

                                                              AST SANFORD BERNSTEIN CORE VALUE
                                                                         PORTFOLIO                        S&P 500 INDEX
                                                              --------------------------------            -------------
5/1/01                                                                    10000.00                           10000.00
12/01                                                                     10140.00                            9277.00
12/02                                                                      8797.00                            7228.00

                                                                      Since Inception
                                                           1 Year       on 5/01/01
                                                           ------     ---------------
AVERAGE ANNUAL TOTAL RETURNS                              -13.24%         -7.39%

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

AST DEAM BOND PORTFOLIO

--------------------------------------------------------------------------------

From its inception on May 1, 2002 through December 31, 2002, the AST DeAM Bond Portfolio had a total return of 7.70%, compared with a return for the unmanaged LB Aggregate Index of 8.06%.

DeAM's Fixed Income team has positioned the Portfolio as a typical core fixed income portfolio. An overweight in Asset-Backed securities hurt relative performance during the period as the sector suffered a rare bout of negative relative returns. The underperformance of the housing-related collateral, particularly manufactured housing, dragged the sector down and hurt returns late in the year. During the period, which experienced a highly volatile interest rate environment in which mortgages prepaid at an unprecedented pace, the Portfolio's exposure to more stable, structured mortgage securities had a positive impact on performance In addition, holdings of agency commercial mortgages positively impacted returns. Within the Corporate sector of the Portfolio, overweights in Financials and Utilities detracted from the performance of the Portfolio, relative to the Index. However, an underweight in Industrials helped relative performance.

In managing the Portfolio going forward, DeAM will seek out undervalued securities and attempt to exploit inefficiencies in all sectors of the fixed income markets.

[AST DeAM Bond Portfolio Performance Graph] [AVERAGE ANNUAL TOTAL RETURNS]

                                                                  AST DEAM BOND PORTFOLIO               LB AGGREGATE INDEX
                                                                  -----------------------               ------------------
5/1/02                                                                    10000.00                           10000.00
12/02                                                                     10770.00                           10806.00

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

AST DEAM LARGE-CAP GROWTH PORTFOLIO

--------------------------------------------------------------------------------

From its inception on May 1, 2002 through December 31, 2002, the AST DeAM Large-Cap Growth Portfolio had a total return of -22.60%, compared with a return of -17.30% for the unmanaged S&P 500 Index. During this period growth stocks tended to underperform value stocks, yet large capitalization securities outperformed their smaller counterparts.

DeAM's portfolio management team uses a quantitative-based methodology that efficiently and objectively extracts information on stock fundamentals across the entire universe of Russell 1000 Growth Index securities. In addition, the team has a philosophy that taking many small relative stock selection positions vs. the benchmark security weights, while remaining sector and size neutral to the Russell 1000 Growth Index universe, will produce consistent outperformance over time while minimizing the level of volatility of this outperformance.

During the second half of the year the Retailing and Technology Hardware and Equipment sectors were the largest absolute detractors from the performance of the large-cap growth universe. However, relative to the large-cap growth universe, the Portfolio's stock selection within the Telecommunications and Utilities sectors led to a large part of the underperformance. Stocks with relatively poor growth fundamentals did not perform as well as their peers in the sectors.

Looking forward to 2003, DeAM expects an improving economic picture, with Fed policy remaining accommodative and fiscal policy stimuli that are expected to be implemented. DeAM believes these factors should ease uncertainty, causing stocks with good growth characteristics to rebound.

[AST DeAM Large-Cap Growth Portfolio Performance Graph] [comparison of change in the value of a $10,000 investment]

                                                                 AST DEAM LARGE-CAP GROWTH
                                                                         PORTFOLIO                        S&P 500 INDEX
                                                                         -----------------                -------------
5/1/02                                                                    10000.00                           10000.00
12/02                                                                      7740.00                            8270.00

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

AST DEAM SMALL-CAP VALUE PORTFOLIO

--------------------------------------------------------------------------------

From its inception on May 1, 2002 through December 31, 2002, the AST DeAM Small-Cap Value Portfolio had a total return of -22.50%, compared with a return of -24.21% for the unmanaged Russell 2000 Index.

The DeAM team uses a quantitative-based methodology that efficiently and objectively extracts information on stock fundamentals across the entire universe of Russell 2000 Value securities. In addition, the team has a philosophy that taking many small relative stock selection positions vs. the benchmark security weights, while remaining sector and size neutral to the Russell 2000 Value universe, will produce consistent outperformance over time while minimizing the level of volatility of this outperformance.

Small-cap value stocks outperformed their growth counterparts during the period, as demonstrated by the -21.91% return of the unmanaged Russell 2000 Value Index. While every sector in the Russell 2000 Value universe performed negatively over the second half of the year, Materials was the largest detractor from absolute performance. Strong stock selection in the Technology Hardware and Equipment sectors contributed positively to relative performance.

Looking forward to 2003, DeAM expects an improving economic picture with Fed policy remaining accommodative and fiscal policy stimuli that are expected to be implemented. In addition, DeAM believes firms have eliminated much of their investment overhang and inventories and are positioned to take advantage of recovering demand.

[AST DeAm Small-Cap Value Portfolio Performance Graph] [COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT]

                                                                  AST DEAM SMALL-CAP VALUE
                                                                         PORTFOLIO                      RUSSELL 2000 INDEX
                                                                  ------------------------              ------------------
5/1/02                                                                    10000.00                           10000.00
12/02                                                                      7750.00                            7579.00

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

AST STRONG INTERNATIONAL EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                         SHARES        VALUE
                                         ------        -----
FOREIGN STOCK -- 95.8%
AUSTRALIA -- 2.1%
    BHP Billiton Ltd. ................  1,069,100   $  6,110,416
    BHP Steel Ltd.*...................    213,820        388,899
                                                    ------------
                                                       6,499,315
                                                    ------------
BELGIUM -- 1.6%
    Fortis............................    293,500      5,174,140
                                                    ------------
BRAZIL -- 1.3%
    Companhia Vale do Rio Doce [ADR]..    139,000      4,018,490
                                                    ------------
CANADA -- 4.5%
    Bank of Nova Scotia...............     81,000      2,700,034
    EnCana Corp. .....................    228,160      7,045,060
    TransCanada PipeLines Ltd. .......    310,000      4,497,588
                                                    ------------
                                                      14,242,682
                                                    ------------
DENMARK -- 1.2%
    Danske Bank AS....................    235,000      3,884,396
                                                    ------------
FINLAND -- 1.1%
    UPM-Kymmene Oyj...................    107,000      3,435,785
                                                    ------------
FRANCE -- 13.4%
    Accor SA..........................    161,600      4,893,938
    BNP Paribas SA....................    116,500      4,746,944
    Essilor International SA..........     82,500      3,397,930
    Groupe Danone SA..................     56,000      7,533,501
    L'Oreal SA........................     48,000      3,654,260
    Suez SA...........................    226,000      3,922,516
    Thales SA.........................    187,000      4,950,848
    TotalFinaELF SA...................     65,100      9,297,364
                                                    ------------
                                                      42,397,301
                                                    ------------
GERMANY -- 4.9%
    Adidas-Salomon AG.................     38,560      3,330,103
    E.ON AG...........................    105,000      4,236,493
    Medion AG.........................     39,700      1,405,999
    Muenchener Rueckversicherungs-
      Gesellschaft AG.................     17,200      2,057,567
    Puma AG Rudolf Dassler Sport......     32,205      2,197,646
    Schering AG.......................     52,700      2,292,218
                                                    ------------
                                                      15,520,026
                                                    ------------
HONG KONG -- 3.2%
    HSBC Holdings PLC.................    225,200      2,461,835
    Hutchison Whampoa Ltd. ...........    756,000      4,730,835
    Swire Pacific Ltd. Cl-A...........    790,000      3,018,836
                                                    ------------
                                                      10,211,506
                                                    ------------
IRELAND -- 2.1%
    Bank of Ireland...................    152,000      1,561,518
    Ryanair Holdings PLC [ADR]*.......    127,000      4,973,320
                                                    ------------
                                                       6,534,838
                                                    ------------

                                         SHARES        VALUE
                                         ------        -----
ITALY -- 5.0%
    Eni SPA...........................    494,950   $  7,868,550
    Parmalat Finanziaria SPA..........  1,667,000      3,970,839
    UniCredito Italiano SPA...........    980,000      3,918,067
                                                    ------------
                                                      15,757,456
                                                    ------------
JAPAN -- 18.6%
    Ajinomoto Co., Inc. ..............    333,000      3,476,758
    Canon, Inc. ......................    189,000      7,119,152
    East Japan Railway Co. ...........      1,020      5,062,609
    Fuji Photo Film Co. Ltd. .........    160,000      5,217,829
    Honda Motor Co. Ltd. .............     74,000      2,737,506
    Komatsu Ltd. .....................  1,045,000      3,407,895
    Lawson, Inc. .....................    116,000      2,795,651
    Mitsubishi Heavy Industries
      Ltd. ...........................  1,738,000      4,247,239
    Nippon Steel Corp. ...............  2,200,000      2,576,893
    Secom Co. Ltd. ...................     99,000      3,395,381
    Sony Corp. .......................    111,000      4,639,419
    Tokyo Gas Co. Ltd. ...............  1,650,000      5,172,325
    Toppan Printing Co. Ltd. .........    476,500      3,585,694
    Toyota Motor Corp. ...............    206,500      5,550,980
                                                    ------------
                                                      58,985,331
                                                    ------------
KOREA -- 2.5%
    Kookmin Bank [ADR]................     44,900      1,587,215
    KT Corp. [ADR]....................    219,300      4,725,915
    Samsung Electronics Co. Ltd.
      [GDR]...........................     11,500      1,522,280
                                                    ------------
                                                       7,835,410
                                                    ------------
MEXICO -- 3.5%
    America Movil Cl-L [ADR]..........    163,426      2,346,797
    Telefonos de Mexico SA............  3,454,500      5,496,696
    Wal-Mart de Mexico SA de CV Cl-C..  1,616,000      3,114,939
                                                    ------------
                                                      10,958,432
                                                    ------------
NETHERLANDS -- 4.0%
    Koninklijke (Royal) Philips
      Electronics NV NY Reg...........     74,000      1,308,320
    Royal Dutch Petroleum Co. NY
      Reg.............................    119,800      5,273,595
    STMicroelectronics NV.............    126,200      2,473,757
    Wolters Kluwer NV.................    198,200      3,452,491
                                                    ------------
                                                      12,508,163
                                                    ------------
SINGAPORE -- 1.0%
    DBS Group Holdings Ltd. ..........    500,000      3,170,924
                                                    ------------
SPAIN -- 2.7%
    Actividades de Construccion y
      Servicios SA....................    116,500      3,746,943
    Banco Santander Central Hispano
      SA..............................    403,400      2,768,436
    Telefonica SA*....................    220,536      1,974,010
                                                    ------------
                                                       8,489,389
                                                    ------------

AST STRONG INTERNATIONAL EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                         SHARES        VALUE
                                         ------        -----
SWEDEN -- 3.1%
    Autoliv, Inc. ....................    408,000   $  8,358,229
    Sandvik AB........................     70,000      1,562,548
                                                    ------------
                                                       9,920,777
                                                    ------------
SWITZERLAND -- 5.3%
    Givaudan SA.......................      7,700      3,452,690
    Nestle SA.........................     23,800      5,043,357
    Novartis AG [ADR].................    126,600      4,650,018
    Swiss Reinsurance.................     54,000      3,542,226
                                                    ------------
                                                      16,688,291
                                                    ------------
TAIWAN -- 0.5%
    ASE Test Ltd. [ADR]*..............    397,100      1,588,400
    Far Eastern Textile Ltd.
      [GDR]144A.......................     15,492         52,575
                                                    ------------
                                                       1,640,975
                                                    ------------
UNITED KINGDOM -- 14.2%
    Anglo American PLC................    382,500      5,680,693
    Boots Co. PLC.....................    367,400      3,466,094
    BP PLC............................  1,023,000      7,032,456
    Compass Group PLC.................    548,800      2,915,624
    Diageo PLC........................    289,000      3,140,546
    Exel PLC..........................    470,000      5,205,828
    GlaxoSmithKline PLC [ADR].........    103,000      3,858,380
    Royal Bank of Scotland Group
      PLC.............................    235,000      5,629,558
    Tesco PLC.........................  1,129,000      3,526,137
    Vodafone Group PLC................  2,450,000      4,466,916
                                                    ------------
                                                      44,922,232
                                                    ------------
TOTAL INVESTMENTS -- 95.8%
  (Cost $330,586,533).................               302,795,859
OTHER ASSETS LESS
  LIABILITIES -- 4.2%.................                13,396,224
                                                    ------------
NET ASSETS -- 100.0%..................              $316,192,083
                                                    ============

Foreign currency exchange contracts outstanding at December 31, 2002:

                         CONTRACTS       IN
SETTLEMENT                   TO       EXCHANGE   CONTRACTS    UNREALIZED
MONTH           TYPE      DELIVER       FOR      AT VALUE    APPRECIATION
-------------------------------------------------------------------------
01/03        Buy    EUR    566,751    $593,728   $594,639        $911
                                      ========   ========        ====

The following is a breakdown of the foreign stock portion of the Portfolio, by industry classification, as of December 31, 2002. Percentages are based on net assets.

INDUSTRY
--------
Aerospace.............................................   1.6%
Airlines..............................................   1.6%
Automobile Manufacturers..............................   2.6%
Automotive Parts......................................   2.6%
Beverages.............................................   1.0%
Business Services.....................................   0.4%
Chemicals.............................................   1.1%
Clothing & Apparel....................................   1.7%
Conglomerates.........................................   3.7%
Construction..........................................   1.2%
Consumer Products & Services..........................   4.3%
Electronic Components & Equipment.....................   2.0%
Financial-Bank & Trust................................  11.9%
Food..................................................   8.4%
Hotels & Motels.......................................   1.5%
Insurance.............................................   1.8%
Machinery & Equipment.................................   2.9%
Medical Supplies & Equipment..........................   1.1%
Metals & Mining.......................................   5.9%
Office Equipment......................................   2.3%
Oil & Gas.............................................  13.2%
Paper & Forest Products...............................   1.1%
Pharmaceuticals.......................................   3.4%
Printing & Publishing.................................   2.2%
Retail & Merchandising................................   3.0%
Semiconductors........................................   1.3%
Telecommunications....................................   6.0%
Transportation........................................   3.2%
Utilities.............................................   2.8%
                                                        ----
Total.................................................  95.8%
                                                        ====

--------------------------------------------------------------------------------

Definitions of abbreviations and annotations are included following the Schedules of Investments.

See Notes to Financial Statements.

AST ALLIANCE GROWTH AND INCOME PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                       SHARES         VALUE
                                       ------         -----
COMMON STOCK -- 99.9%
AEROSPACE -- 2.4%
    Goodrich Corp. .................    242,300   $    4,438,936
    United Technologies Corp. ......    375,000       23,227,500
                                                  --------------
                                                      27,666,436
                                                  --------------
BEVERAGES -- 1.4%
    Anheuser-Busch Companies,
      Inc. .........................    350,000       16,940,000
                                                  --------------
BUSINESS SERVICES -- 2.2%
    First Data Corp. ...............    725,000       25,672,250
                                                  --------------
CABLE TELEVISION -- 4.3%
    Comcast Corp. Cl-A*.............  1,250,000       29,462,500
    Comcast Corp. Special Cl-A*.....    550,000       12,424,500
    Cox Communications, Inc.
      Cl-A*@........................    300,000        8,520,000
                                                  --------------
                                                      50,407,000
                                                  --------------
CHEMICALS -- 2.5%
    DuPont, (E.I.) de Nemours &
      Co. ..........................    475,000       20,140,000
    Lyondell Chemical Co.@..........    675,000        8,532,000
                                                  --------------
                                                      28,672,000
                                                  --------------
COMPUTER HARDWARE -- 0.1%
    Hewlett-Packard Co. ............     75,000        1,302,000
                                                  --------------
COMPUTER SERVICES & SOFTWARE -- 1.5%
    Veritas Software Corp.*.........  1,150,000       17,963,000
                                                  --------------
CONGLOMERATES -- 2.9%
    Johnson Controls, Inc. .........     50,000        4,008,500
    Philip Morris Co., Inc. ........    500,000       20,265,000
    Tyco International Ltd.@........    545,000        9,308,600
                                                  --------------
                                                      33,582,100
                                                  --------------
CONSUMER PRODUCTS & SERVICES -- 2.8%
    Avon Products, Inc.@............    400,000       21,548,000
    Loews Corp. -- Carolina Group...    574,900       11,653,223
                                                  --------------
                                                      33,201,223
                                                  --------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 1.0%
    Sanmina-SCI Corp.*..............    900,000        4,041,000
    Solectron Corp.*@...............  2,000,000        7,100,000
                                                  --------------
                                                      11,141,000
                                                  --------------
ENTERTAINMENT & LEISURE -- 4.9%
    AOL Time Warner, Inc.*..........    330,000        4,323,000
    Carnival Corp.@.................    800,000       19,960,000
    Harley-Davidson, Inc.@..........    225,000       10,395,000
    Viacom, Inc. Cl-B*..............    550,000       22,418,000
                                                  --------------
                                                      57,096,000
                                                  --------------
FINANCIAL-BANK & TRUST -- 7.7%
    Bank of America Corp. ..........    290,000       20,175,300
    Bank One Corp.@.................    800,000       29,240,000
    J.P. Morgan Chase & Co.@........  1,700,000       40,800,000
                                                  --------------
                                                      90,215,300
                                                  --------------

                                       SHARES         VALUE
                                       ------         -----
FINANCIAL SERVICES -- 14.0%
    Citigroup, Inc. ................  1,400,000   $   49,266,000
    Fannie Mae......................    525,000       33,773,250
    Freddie Mac.....................    250,000       14,762,500
    MBNA Corp. .....................  1,000,000       19,020,000
    Merrill Lynch & Co., Inc.@......    500,000       18,975,000
    Morgan Stanley Dean Witter &
      Co. ..........................    500,000       19,960,000
    Washington Mutual, Inc. ........    250,000        8,632,500
                                                  --------------
                                                     164,389,250
                                                  --------------
FOOD -- 0.9%
    Kroger Co.*@....................    650,000       10,042,500
                                                  --------------
HEALTHCARE SERVICES -- 5.4%
    Cardinal Health, Inc.@..........    125,000        7,398,750
    HCA, Inc. ......................    625,000       25,937,500
    Tenet Healthcare Corp.*.........    600,000        9,840,000
    WellPoint Health Networks,
      Inc.*@........................    279,500       19,889,220
                                                  --------------
                                                      63,065,470
                                                  --------------
INSURANCE -- 6.5%
    ACE Ltd.@.......................    700,000       20,538,000
    American International Group,
      Inc.@.........................    700,000       40,495,000
    PMI Group, Inc. ................    500,000       15,020,000
                                                  --------------
                                                      76,053,000
                                                  --------------
INTERNET SERVICES -- 2.1%
    Juniper Networks, Inc.*@........  3,555,800       24,179,440
                                                  --------------
OIL & GAS -- 12.2%
    BP PLC [ADR]....................    575,000       23,373,750
    ChevronTexaco Corp..............    350,000       23,268,000
    ConocoPhillips..................    675,000       32,663,250
    Exxon Mobil Corp. ..............    650,000       22,711,000
    Kerr-McGee Corp. ...............    500,000       22,150,000
    Occidental Petroleum Corp. .....    350,000        9,957,500
    Transocean, Inc. ...............    400,000        9,280,000
                                                  --------------
                                                     143,403,500
                                                  --------------
PHARMACEUTICALS -- 8.3%
    Pfizer, Inc.@...................  1,200,000       36,684,000
    Schering-Plough Corp. ..........    875,000       19,425,000
    Wyeth...........................  1,100,000       41,140,000
                                                  --------------
                                                      97,249,000
                                                  --------------
RAILROADS -- 4.0%
    Burlington Northern Santa Fe
      Corp. ........................    425,000       11,054,250
    Union Pacific Corp.@............    600,000       35,922,000
                                                  --------------
                                                      46,976,250
                                                  --------------

AST ALLIANCE GROWTH AND INCOME PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                       SHARES         VALUE
                                       ------         -----
SEMICONDUCTORS -- 5.1%
    Altera Corp.*@..................  1,750,000   $   21,577,500
    Intersil Corp. Cl-A*............    625,000        8,712,500
    Marvell Technology Group
      Ltd.*@........................    850,000       16,031,000
    Maxim Integrated Products,
      Inc.@.........................    200,000        6,608,000
    Micron Technology, Inc.*@.......    655,000        6,379,700
                                                  --------------
                                                      59,308,700
                                                  --------------
TELECOMMUNICATIONS -- 4.2%
    AT&T Corp.@.....................    815,300       21,287,483
    Lucent Technologies, Inc.*@.....  3,000,000        3,780,000
    SBC Communications, Inc. .......    500,000       13,555,000
    Sprint Corp. ...................    750,000       10,860,000
                                                  --------------
                                                      49,482,483
                                                  --------------
UTILITIES -- 3.5%
    Ameren Corp.@...................    250,000       10,392,500
    Constellation Energy Group,
      Inc.@.........................    375,000       10,432,500
    Edison International Co.*.......    826,800        9,797,580
    Entergy Corp....................    225,000       10,257,750
                                                  --------------
                                                      40,880,330
                                                  --------------
TOTAL COMMON STOCK (Cost
  $1,323,468,971)...................               1,168,888,232
                                                  --------------

                                       SHARES         VALUE
                                       ------         -----
SHORT-TERM INVESTMENTS -- 0.1%
REGISTERED INVESTMENT COMPANIES
    Temporary Investment Cash
      Fund..........................    660,575   $      660,575
    Temporary Investment Fund.......    660,574          660,574
                                                  --------------
    (Cost $1,321,149)...............                   1,321,149
                                                  --------------
TOTAL INVESTMENTS -- 100.0%
  (Cost $1,324,790,120).............               1,170,209,381
LIABILITIES IN EXCESS OF
  OTHER ASSETS -- 0.0%..............                    (511,416)
                                                  --------------
NET ASSETS -- 100.0%................              $1,169,697,965
                                                  ==============

--------------------------------------------------------------------------------

Definitions of abbreviations and annotations are included following the Schedules of Investments.

See Notes to Financial Statements.

AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                       SHARES         VALUE
                                       ------         -----
COMMON STOCK -- 99.9%
BEVERAGES -- 4.5%
    PepsiCo, Inc. ..................  1,232,800   $   52,048,816
                                                  --------------
BROADCASTING -- 15.0%
    Clear Channel Communications,
      Inc.*.........................  1,085,600       40,482,024
    Entravision Communications Corp.
      Cl-A*.........................    954,000        9,520,920
    Liberty Media Corp. Cl-A*.......  4,813,000       43,028,220
    Univision Communications, Inc.
      Cl-A*@........................  2,347,000       57,501,500
    Westwood One, Inc.*.............    577,400       21,571,664
                                                  --------------
                                                     172,104,328
                                                  --------------
BUSINESS SERVICES -- 4.6%
    First Data Corp. ...............  1,489,400       52,739,654
                                                  --------------
CABLE TELEVISION -- 2.4%
    Cablevision Systems NY Group
      Cl-A*@........................  1,672,799       28,002,655
                                                  --------------
COMPUTER HARDWARE -- 3.0%
    Dell Computer Corp.*............  1,271,400       33,997,236
                                                  --------------
COMPUTER SERVICES & SOFTWARE -- 10.9%
    Cisco Systems, Inc.*............  2,012,000       26,357,200
    Intuit, Inc.*...................    816,800       38,324,256
    Microsoft Corp.*@...............  1,178,597       60,933,465
                                                  --------------
                                                     125,614,921
                                                  --------------
CONGLOMERATES -- 2.5%
    Cendant Corp.*@.................  2,761,000       28,935,280
                                                  --------------
CONSUMER PRODUCTS & SERVICES -- 2.7%
    Energizer Holdings, Inc.*.......    417,000       11,634,300
    Johnson & Johnson Co. ..........    351,400       18,873,694
                                                  --------------
                                                      30,507,994
                                                  --------------
ENTERTAINMENT & LEISURE -- 16.1%
    AOL Time Warner, Inc.*@.........  1,543,924       20,225,404
    Harrah's Entertainment, Inc.*...  1,184,900       46,922,040
    Metro-Goldwyn-Mayer, Inc.*......    958,800       12,464,400
    Viacom, Inc. Cl-B*..............  2,575,850      104,991,647
                                                  --------------
                                                     184,603,491
                                                  --------------

                                       SHARES         VALUE
                                       ------         -----
FINANCIAL SERVICES -- 14.1%
    AMBAC Financial Group, Inc. ....    226,000   $   12,710,240
    Fannie Mae......................    703,316       45,244,318
    Freddie Mac.....................    860,800       50,830,240
    Schwab, (Charles) Corp. ........  4,885,000       53,002,250
                                                  --------------
                                                     161,787,048
                                                  --------------
FOOD -- 2.2%
    Wrigley, (Wm., Jr.) Co. ........    458,200       25,146,016
                                                  --------------
HOTELS & MOTELS -- 1.1%
    Starwood Hotels & Resorts
      Worldwide, Inc. ..............    548,373       13,018,375
                                                  --------------
INTERNET SERVICES -- 1.2%
    Sabre Holdings Corp.*...........    754,800       13,669,428
                                                  --------------
PHARMACEUTICALS -- 10.6%
    Lilly, (Eli) & Co.@.............    647,700       41,128,950
    Pfizer, Inc.@...................  1,453,300       44,427,381
    Wyeth...........................    972,000       36,352,800
                                                  --------------
                                                     121,909,131
                                                  --------------
PRINTING & PUBLISHING -- 0.4%
    Valassis Communications,
      Inc.*.........................    151,000        4,443,930
                                                  --------------
RETAIL & MERCHANDISING -- 2.5%
    Family Dollar Stores, Inc. .....    542,100       16,918,941
    Walgreen Co.@...................    391,000       11,413,290
                                                  --------------
                                                      28,332,231
                                                  --------------
TELECOMMUNICATIONS -- 6.1%
    EchoStar Communications Corp.
      Cl-A*@........................  1,097,900       24,439,254
    QUALCOMM, Inc.*.................  1,253,790       45,625,418
                                                  --------------
                                                      70,064,672
                                                  --------------
TOTAL INVESTMENTS -- 99.9%
  (Cost $1,265,876,963).............               1,146,925,206
OTHER ASSETS LESS
  LIABILITIES -- 0.1%...............                     687,289
                                                  --------------
NET ASSETS -- 100.0%................              $1,147,612,495
                                                  ==============

--------------------------------------------------------------------------------

Definitions of abbreviations and annotations are included following the Schedules of Investments.

See Notes to Financial Statements.

AST MONEY MARKET PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                         PAR
                                        (000)        VALUE
                                        -----        -----
COMMERCIAL PAPER -- 64.6%
AUTOMOBILE MANUFACTURERS -- 5.8%
    Toyota Motor Credit Corp.
      1.30%, 02/11/03++..............  $ 78,090  $   77,974,383
    Volkswagen of America, Inc.
      1.32%, 01/27/03++..............    80,000      79,923,734
                                                 --------------
                                                    157,898,117
                                                 --------------
CONSUMER PRODUCTS & SERVICES -- 0.6%
    General Electric Capital Corp.
      1.419%, 01/22/03...............    15,500      15,500,011
                                                 --------------
FINANCIAL -- BANK & TRUST -- 25.0%
    Abbey National North American LLC
      1.32%, 03/18/03................    80,000      79,777,067
    Den Norske Bank
      1.32%, 02/19/03................    80,000      79,856,267
    Dexia Delaware LLC
      1.34%, 02/21/03................    75,000      74,857,625
    J.P. Morgan Chase & Co.
      1.36%, 03/05/03................    75,000      74,821,500
    National Bank of New Zealand
      1.32%, 02/10/03++..............    50,000      49,926,667
    Societe Generale America
      1.335%, 02/25/03...............    80,000      79,836,833
    Stadshypotek Bank
      1.35%, 01/21/03++..............    80,000      79,940,000
    Svenska Handlesbanken NY
      1.32%, 03/24/03................    66,600      66,399,756
    West Deutshe Landesbank
      1.75%, 01/31/03................   103,000     102,849,791
                                                 --------------
                                                    688,265,506
                                                 --------------
FINANCIAL SERVICES -- 24.7%
    Fortis Funding LLC
      1.335%, 03/18/03++.............    35,000      34,901,358
      1.335%, 03/19/03++.............    45,000      44,871,506
    HBOS Treasury Services PLC
      1.33%, 03/13/03................    76,600      76,399,074
    KBC Financial Products
      International
      1.74%, 01/28/03++..............    88,000      87,885,160
    Morgan Stanley & Co.
      1.75%, 01/16/03................    90,000      89,934,375
    Natexis Capital
      1.68%, 02/03/03................    88,000      87,864,480
    Nationwide Building Society
      1.66%, 02/07/03................    88,000      87,849,862
    Northern Rock PLC
      1.34%, 04/04/03................    35,000      34,878,842
    Spintab AB
      1.33%, 02/19/03................    80,000      79,855,178
    UBS Finance (Delaware) LLC
      1.20%, 01/02/03................    56,500      56,498,117
                                                 --------------
                                                    680,937,952
                                                 --------------

                                         PAR
                                        (000)        VALUE
                                        -----        -----
INSURANCE -- 6.7%
    Aegon Funding Corp.
      1.33%, 03/17/03++..............  $ 45,000  $   44,875,313
    Irish Life & Permanent PLC
      1.35%, 02/18/03++..............    79,000      78,857,800
    Prudential PLC
      1.30%, 02/10/03++..............    60,000      59,913,333
                                                 --------------
                                                    183,646,446
                                                 --------------
MEDICAL SUPPLIES & EQUIPMENT -- 1.8%
    Alcon Capital Corp.
      1.32%, 02/21/03++..............    50,000      49,906,500
                                                 --------------
TOTAL COMMERCIAL PAPER
  (Cost $1,776,154,532)..............             1,776,154,532
                                                 --------------
CERTIFICATES OF DEPOSIT -- 20.1%
    Bank One
      1.67%, 02/10/03................    90,000      90,000,001
    Credit Suisse First Boston
      2.342%, 07/18/03 [FRN]++.......    10,000      10,025,457
    Danske Bank A/S
      1.219%, 01/02/03...............    82,000      82,000,000
    Gillette Co.
      1.692%, 01/21/03 [FRN]++.......    40,000      39,998,816
    John Hancock Global Funding II
      1.39%, 12/10/03 144A...........    22,000      21,998,065
    Lehman Brothers Holdings, Inc.
      1.45%, 07/25/03 [FRN]++........    85,000      85,000,000
    Merrill Lynch & Co.
      1.42%, 05/30/03 [FRN]++........    35,000      35,000,000
      1.72%, 08/15/03 [FRN]++........     8,000       8,011,416
      1.912%, 10/01/03...............    47,500      47,500,000
    National City Bank
      1.68%, 02/19/03................    55,000      55,000,000
    World Savings Bank FSB
      1.33%, 03/19/03................    76,000      76,000,000
                                                 --------------
    (Cost $550,533,755)..............               550,533,755
                                                 --------------
TIME DEPOSIT -- 5.8%
    Banque Brussels Lambert
      1.27%, 01/02/03................    79,000      79,000,000
    Dresdner Bank
      1.281%, 01/02/03...............    79,000      79,000,000
                                                 --------------
    (Cost $158,000,000)..............               158,000,000
                                                 --------------
BANK LOAN OBLIGATIONS -- 4.6%
    Bear Stearns Co., Inc.
      1.762%, 04/03/02 [FRN]++.......    45,000      45,000,000
    Goldman Sachs Group, Inc.
      1.772%, 01/03/02 [FRN]+,++.....    40,000      40,000,000
    Northern Rock PLC
      1.40%, 01/22/02 [FRN]++........    40,000      40,000,000
                                                 --------------
    (Cost $125,000,000)..............               125,000,000
                                                 --------------

AST MONEY MARKET PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                         PAR
                                        (000)        VALUE
                                        -----        -----
CORPORATE OBLIGATIONS -- 3.0%
FINANCIAL SERVICES -- 1.5%
    Bear Stearns Co., Inc.
      6.75%, 04/15/03................  $  6,615  $    6,703,343
    Donaldson Lufkin Jenrett
      6.17%, 07/15/03................     4,000       4,084,141
    Lehman Brothers Holdings, Inc.
      6.25%, 04/01/03................    20,500      20,710,867
      7.00%, 05/15/03................    10,100      10,284,587
                                                 --------------
                                                     41,782,938
                                                 --------------
RETAIL & MERCHANDISING -- 1.5%
    Wal-Mart Stores, Inc.
      4.375%, 08/01/03...............    40,500      41,140,550
                                                 --------------
TOTAL CORPORATE OBLIGATIONS
  (Cost $82,923,488).................                82,923,488
                                                 --------------
ASSET BACKED SECURITIES -- 1.6%
    M&I Auto Loan Trust
      Series 2002-1 Cl-A1
      1.77%, 10/20/03
    (Cost $44,368,146)...............    44,368      44,368,146
                                                 --------------
                                        SHARES       VALUE
                                       --------  --------------
REGISTERED INVESTMENT COMPANIES -- 0.0%
    Temporary Investment Cash Fund...    18,991  $       18,991
    Temporary Investment Fund........    18,990          18,990
                                                 --------------
    (Cost $37,981)...................                    37,981
                                                 --------------

                                         PAR
                                        (000)        VALUE
                                        -----        -----
TOTAL INVESTMENTS -- 99.7%
  (Cost $2,737,017,902)..............             2,737,017,902
OTHER ASSETS LESS
  LIABILITIES -- 0.3%................                 7,698,471
                                                 --------------
NET ASSETS -- 100.0%.................            $2,744,716,373
                                                 ==============

--------------------------------------------------------------------------------

Definitions of abbreviations and annotations are included following the Schedules of Investments.

++ Security is restricted to resale and may not be resold except to qualified institutional buyers. At the end of the current reporting period, these securities amounted to 25.10% of net assets. These securities have been deemed to be liquid under procedures established by the Board of Directors.

See Notes to Financial Statements.

AST DEAM GLOBAL ALLOCATION PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                        SHARES         VALUE
                                        ------         -----
REGISTERED INVESTMENT COMPANIES -- 99.0%
    AST DeAM Bond Portfolio*........   10,143,981   $109,250,672
    AST DeAM International Equity
      Portfolio*....................    3,618,862     30,326,060
    AST DeAM Large-Cap Growth
      Portfolio*....................    8,668,512     67,094,283
    AST DeAM Large-Cap Value
      Portfolio*....................    8,336,084     65,438,259
    AST DeAM Small-Cap Growth
      Portfolio*....................      832,308      4,303,033
    AST DeAM Small-Cap Value
      Portfolio*....................      655,216      5,077,924
                                                    ------------
TOTAL INVESTMENTS -- 99.0%
  (Cost $318,922,916)...............                 281,490,231
OTHER ASSETS LESS
  LIABILITIES -- 1.0%...............                   2,872,016
                                                    ------------
NET ASSETS -- 100.0%................                $284,362,247
                                                    ============

--------------------------------------------------------------------------------

Definitions of abbreviations and annotations are included following the Schedules of Investments.

See Notes to Financial Statements.

AST NEUBERGER BERMAN MID-CAP VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                         SHARES        VALUE
                                         ------        -----
COMMON STOCK -- 92.4%
AUTOMOTIVE PARTS -- 4.3%
    AutoNation, Inc.*@...............   1,717,900   $ 21,576,824
    Lear Corp.*......................     341,500     11,365,120
                                                    ------------
                                                      32,941,944
                                                    ------------
BEVERAGES -- 1.5%
    Constellation Brands, Inc.*@.....     493,400     11,698,514
                                                    ------------
BROADCASTING -- 0.7%
    Belo Corp. Cl-A..................     248,900      5,306,548
                                                    ------------
BUILDING MATERIALS -- 2.0%
    American Standard Companies,
      Inc.*..........................     163,000     11,595,820
    Vulcan Materials Co.@............     102,600      3,847,500
                                                    ------------
                                                      15,443,320
                                                    ------------
BUSINESS SERVICES -- 5.8%
    Fair, Isaac & Co., Inc.@.........     255,150     10,894,905
    Manpower, Inc. ..................     575,200     18,348,880
    Viad Corp. ......................     655,700     14,654,895
                                                    ------------
                                                      43,898,680
                                                    ------------
CLOTHING & APPAREL -- 1.7%
    Liz Claiborne, Inc. .............     439,200     13,022,280
                                                    ------------
COMPUTER SERVICES & SOFTWARE -- 2.8%
    Computer Associates
      International, Inc.@...........     917,900     12,391,650
    Tech Data Corp.*.................     344,200      9,279,632
                                                    ------------
                                                      21,671,282
                                                    ------------
CONGLOMERATES -- 0.7%
    Johnson Controls, Inc.@..........      70,600      5,660,002
                                                    ------------
CONSUMER PRODUCTS & SERVICES -- 1.3%
    Brunswick Corp.@.................     502,300      9,975,678
                                                    ------------
ENTERTAINMENT & LEISURE -- 0.3%
    Regal Entertainment Group Cl-A...      90,600      1,940,652
                                                    ------------
FINANCIAL-BANK & TRUST -- 9.4%
    City National Corp. .............     267,500     11,767,325
    Comerica, Inc. ..................     202,600      8,760,424
    GreenPoint Financial Corp. ......     268,300     12,121,794
    North Fork Bancorp, Inc.@........     338,500     11,420,990
    Southtrust Corp. ................     515,700     12,815,145
    TCF Financial Corp. .............     330,900     14,457,021
                                                    ------------
                                                      71,342,699
                                                    ------------
FINANCIAL SERVICES -- 5.8%
    AMBAC Financial Group, Inc.@.....     233,750     13,146,100
    Federated Investors, Inc. .......     464,500     11,784,365
    IndyMac Bancorp, Inc.*@..........     641,800     11,866,882
    Lehman Brothers Holdings,
      Inc. ..........................     130,700      6,965,003
                                                    ------------
                                                      43,762,350
                                                    ------------

                                         SHARES        VALUE
                                         ------        -----
FOOD -- 1.8%
    Archer Daniels Midland Co. ......     156,245   $  1,937,438
    Dean Foods Co.*@.................     311,100     11,541,810
                                                    ------------
                                                      13,479,248
                                                    ------------
HEALTHCARE SERVICES -- 11.4%
    Anthem, Inc.*@...................     254,500     16,008,050
    DaVita, Inc.*....................     666,200     16,435,154
    Laboratory Corp. of America
      Holdings*......................     322,700      7,499,548
    Lincare Holdings, Inc.*@.........     407,400     12,881,988
    Omnicare, Inc.@..................     635,900     15,153,497
    Tenet Healthcare Corp.*@.........     442,000      7,248,800
    Triad Hospitals, Inc.*...........     198,300      5,915,289
    Universal Health Services, Inc.
      Cl-B*@.........................     127,100      5,732,210
                                                    ------------
                                                      86,874,536
                                                    ------------
INDUSTRIAL PRODUCTS -- 3.3%
    Mohawk Industries, Inc.*@........     248,700     14,163,465
    SPX Corp.*@......................     299,900     11,231,255
                                                    ------------
                                                      25,394,720
                                                    ------------
INSURANCE -- 12.5%
    Loews Corp. .....................     198,100      8,807,526
    PartnerRe Ltd. ..................     300,000     15,545,999
    PMI Group, Inc. .................     381,500     11,460,260
    Principal Financial Group,
      Inc.@..........................     355,000     10,696,150
    Radian Group, Inc.@..............     346,100     12,857,615
    RenaissanceRe Holdings Ltd. .....     294,900     11,678,040
    Wellchoice, Inc.*................     389,700      9,333,315
    XL Capital Ltd. Cl-A@............     186,300     14,391,675
                                                    ------------
                                                      94,770,580
                                                    ------------
OFFICE EQUIPMENT -- 1.0%
    Pitney Bowes, Inc. ..............     230,600      7,531,396
                                                    ------------
OIL & GAS -- 7.5%
    Apache Corp.@....................     157,950      9,001,571
    Noble Corp.*.....................     203,300      7,145,995
    Ocean Energy, Inc. ..............     406,700      8,121,799
    Patterson-UTI Energy, Inc.*@.....     210,800      6,359,836
    Pioneer Natural Resources Co.*...     297,800      7,519,450
    Sunoco, Inc. ....................     339,300     11,257,974
    XTO Energy, Inc. ................     303,900      7,506,330
                                                    ------------
                                                      56,912,955
                                                    ------------
PRINTING & PUBLISHING -- 1.6%
    Valassis Communications, Inc.*...     407,300     11,986,839
                                                    ------------
RAILROADS -- 1.3%
    CSX Corp. .......................     356,800     10,101,008
                                                    ------------
RESTAURANTS -- 1.0%
    Brinker International, Inc.*@....     240,800      7,765,800
                                                    ------------

AST NEUBERGER BERMAN MID-CAP VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                         SHARES        VALUE
                                         ------        -----
RETAIL & MERCHANDISING -- 6.9%
    BJ's Wholesale Club, Inc.*@......     312,300   $  5,715,090
    Foot Locker, Inc.@...............   1,295,900     13,606,950
    May Department Stores Co.@.......     332,800      7,647,744
    Office Depot, Inc.*..............     771,800     11,391,768
    Payless ShoeSource, Inc.*........     271,800     13,989,546
                                                    ------------
                                                      52,351,098
                                                    ------------
TELECOMMUNICATIONS -- 0.5%
    Harris Corp. ....................     152,500      4,010,750
                                                    ------------
TRANSPORTATION -- 1.0%
    Teekay Shipping Corp. ...........     183,100      7,452,170
                                                    ------------
UTILITIES -- 6.3%
    Energy East Corp. ...............     176,600      3,901,094
    Entergy Corp. ...................      86,800      3,957,212
    Equitable Resources, Inc. .......     256,700      8,994,768
    Exelon Corp. ....................     276,062     14,567,792
    FPL Group, Inc. .................     106,100      6,379,793
    Pepco Holdings Inc. .............     304,000      5,894,560
    PPL Corp. .......................     125,800      4,362,744
                                                    ------------
                                                      48,057,963
                                                    ------------
TOTAL COMMON STOCK
  (Cost $735,925,833)................                703,353,012
                                                    ------------

                                         SHARES        VALUE
                                         ------        -----
FOREIGN STOCK -- 3.7%
MEDICAL SUPPLIES & EQUIPMENT -- 1.1%
    Mettler-Toledo International,
      Inc. -- (CHF)*.................     256,900   $  8,236,214
                                                    ------------
OIL & GAS -- 1.2%
    Talisman Energy, Inc. -- (CAD)...     254,500      9,205,265
                                                    ------------
RAILROADS -- 1.4%
    Canadian National Railway Co. --
      (CAD)..........................     260,500     10,826,380
                                                    ------------
TOTAL FOREIGN STOCK
  (Cost $31,215,513).................                 28,267,859
                                                    ------------
SHORT-TERM INVESTMENTS -- 2.4%
REGISTERED INVESTMENT COMPANIES
    Temporary Investment Cash Fund
    (Cost $18,228,312)...............  18,228,312     18,228,312
                                                    ------------
TOTAL INVESTMENTS -- 98.5%
  (Cost $785,369,658)................                749,849,183
OTHER ASSETS LESS
  LIABILITIES -- 1.5%................                 11,124,301
                                                    ------------
NET ASSETS -- 100.0%.................               $760,973,484
                                                    ============

--------------------------------------------------------------------------------

Definitions of abbreviations and annotations are included following the Schedules of Investments.

See Notes to Financial Statements.

AST FEDERATED HIGH YIELD PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                           PAR
                                          (000)        VALUE
                                          -----        -----
CORPORATE OBLIGATIONS -- 87.7%
ADVERTISING -- 1.1%
    Advanstar Communications, Inc.
      12.00%, 02/15/11................   $ 2,525    $  1,982,125
    Advanstar, Inc.
      6.42%, 10/15/11 [STEP]..........     1,100         354,750
    Lamar Media Corp.
      7.25%, 01/01/13 144A............     2,000       2,040,000
    R.H. Donnelley Corp.
      10.875%, 12/15/12 144A..........     1,750       1,916,250
                                                    ------------
                                                       6,293,125
                                                    ------------
AEROSPACE -- 0.5%
    Alliant Techsystems, Inc.
      8.50%, 05/15/11.................     1,300       1,410,500
    Anteon Corp.
      12.00%, 05/15/09................     1,425       1,560,375
                                                    ------------
                                                       2,970,875
                                                    ------------
AUTOMOTIVE PARTS -- 4.4%
    Accuride Corp. Cl-B
      9.25%, 02/01/08.................       800         468,000
    Advance Stores Co., Inc.
      10.25%, 04/15/08................     1,375       1,457,500
    American Axle & Manufacturing,
      Inc.
      9.75%, 03/01/09.................     2,100       2,268,000
    Arvin Industries, Inc.
      6.75%, 03/15/08.................     1,400       1,373,750
      7.125%, 03/15/09................       775         757,563
    ArvinMeritor, Inc.
      8.75%, 03/01/12.................       850         884,000
    Collins & Aikman Products Corp.
      11.50%, 04/15/06................       800         676,000
      10.75%, 12/31/11................     2,450       2,339,750
    Lear Corp. Cl-B
      8.11%, 05/15/09.................    10,500      11,156,249
    Rexnord Corp.
      10.125%, 12/15/12 144A..........     2,350       2,444,000
    United Auto Group, Inc.
      9.625%, 03/15/12 144A...........     1,700       1,657,500
                                                    ------------
                                                      25,482,312
                                                    ------------
BEVERAGES -- 0.6%
    Constellation Brands, Inc.
      8.00%, 02/15/08.................     1,625       1,722,500
    Cott Beverages, Inc.
      8.00%, 12/15/11.................     1,675       1,771,313
                                                    ------------
                                                       3,493,813
                                                    ------------
BROADCASTING -- 2.4%
    Acme Television Co. Cl-B
      10.875%, 09/30/04...............       575         589,375
    Chancellor Media Corp.
      8.00%, 11/01/08.................     6,800       7,386,500

                                           PAR
                                          (000)        VALUE
                                          -----        -----
    Clear Channel Communications Corp.
      Cl-B
      8.125%, 12/15/07................   $ 2,300    $  2,426,500
    Liberty Media Group
      7.75%, 07/15/09.................     3,150       3,426,759
    UIH Australia Pacific, Inc. Cl-B
      14.00%, 05/15/06 +,++++.........     2,725          13,625
                                                    ------------
                                                      13,842,759
                                                    ------------
BUILDING MATERIALS -- 0.6%
    Associated Materials, Inc.
      9.75%, 04/15/12.................     1,125       1,186,875
    NCI Building Systems, Inc. Cl-B
      9.25%, 05/01/09.................     2,050       2,111,500
                                                    ------------
                                                       3,298,375
                                                    ------------
BUSINESS SERVICES -- 0.6%
    Brickman Group Ltd.
      11.75%, 12/15/09 144A...........     1,600       1,680,000
    Sitel Corp.
      9.25%, 03/15/06.................     2,175       1,990,125
                                                    ------------
                                                       3,670,125
                                                    ------------
CABLE TELEVISION -- 2.2%
    Charter Communications Holdings
      LLC
      8.625%, 04/01/09................       300         133,500
      10.00%, 04/01/09................     4,200       1,869,000
      12.53%, 01/15/11 [STEP].........       750         183,750
      10.00%, 05/15/11................     3,500       1,557,500
      11.75%, 05/15/11 [STEP].........     5,050       1,237,250
    CSC Holdings, Inc.
      7.875%, 12/15/07................     3,300       3,201,000
      8.125%, 07/15/09................     1,525       1,479,250
      9.875%, 02/15/13................       500         497,500
      10.50%, 05/15/16................       425         425,000
    Lenfest Communications, Inc.
      10.50%, 06/15/06................       200         217,000
    Lin Television Corp.
      8.00%, 01/15/08.................     1,000       1,065,000
    Rogers Cablesystems Ltd.
      11.00%, 12/01/15................       750         772,500
                                                    ------------
                                                      12,638,250
                                                    ------------
CHEMICALS -- 2.8%
    Equistar Chemical Funding Corp.
      10.125%, 09/01/08...............     2,150       1,967,250
    FMC Corp.
      10.25%, 11/01/09 144A...........       750         813,750
    General Chemical Industry
      Products, Inc.
      10.625%, 05/01/09...............     1,075         661,125
    Huntsman ICI Chemicals Corp.
      10.125%, 07/01/09...............     3,300       2,755,500

AST FEDERATED HIGH YIELD PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                           PAR
                                          (000)        VALUE
                                          -----        -----
    Lyondell Chemical Co.
      9.50%, 12/15/08.................   $ 2,850    $  2,664,750
      10.875%, 05/01/09...............     2,975       2,528,750
    Salt Holdings Corp., Inc.
      12.75%, 12/15/12 [STEP] 144A....     1,900       1,035,500
    Texas Petrochemical Corp.
      11.125%, 07/01/06...............     2,125       1,306,875
    United Industries Corp. Cl-B
      9.875%, 04/01/09................     2,225       2,258,375
                                                    ------------
                                                      15,991,875
                                                    ------------
CLOTHING & APPAREL -- 1.6%
    Dyersburg Corp. Cl-B
      9.75%, 09/01/07 +,++++..........     1,725           8,798
    GFSI, Inc. Cl-B
      9.625%, 03/01/07................     2,175       1,750,875
    Levi Strauss & Co.
      11.625%, 01/15/08...............     2,625       2,559,374
      12.25%, 12/15/12 144A...........     1,150       1,132,750
    Pillowtex Corp. Escrow Position
      10.00%, 11/15/06................     1,600               0
      9.00%, 12/15/07.................     1,825               0
    Russell Corp.
      9.25%, 05/01/10.................     1,975       2,137,938
    William Carter Co.
      10.875%, 08/15/11...............     1,650       1,806,750
                                                    ------------
                                                       9,396,485
                                                    ------------
COMPUTER HARDWARE -- 0.4%
    Seagate Technology HDD Holdings
      8.00%, 05/15/09 144A............     2,000       2,060,000
                                                    ------------
CONGLOMERATES -- 1.0%
    Eagle-Picher Industries, Inc.
      9.375%, 03/01/08................     3,550       2,502,750
    Tyco International Group
      6.375%, 06/15/05................     1,925       1,850,406
      6.375%, 02/15/06................     1,200       1,135,500
                                                    ------------
                                                       5,488,656
                                                    ------------
CONSTRUCTION -- 0.7%
    MMI Products, Inc. Cl-B
      11.25%, 04/15/07................     3,125       2,890,625
    Nortek, Inc.
      9.125%, 09/01/07................     1,225       1,261,750
                                                    ------------
                                                       4,152,375
                                                    ------------
CONSUMER PRODUCTS & SERVICES -- 4.3%
    American Achievement Corp.
      11.625%, 01/01/07...............     2,300       2,449,500
    American Greetings Corp.
      11.75%, 07/15/08................     1,875       2,053,125
    American Safety Razor Co.
      9.875%, 08/01/05................       650         542,750
    Amscan Holdings, Inc.
      9.875%, 12/15/07................     1,800       1,683,000

                                           PAR
                                          (000)        VALUE
                                          -----        -----
    Cabot Safety Corp.
      12.50%, 07/15/05................   $ 2,150    $  2,160,750
    Chattem, Inc. Cl-B
      8.875%, 04/01/08................     1,575       1,630,125
    Coinmach Corp.
      9.00%, 02/01/10.................     1,350       1,424,250
    Diamond Brands Operating, Inc.
      12.83%, 04/15/09 [STEP]
        +,++++........................     1,500             150
    Foamex L.P. Capital Corp.
      13.50%, 08/15/05................     2,650         808,250
      9.875%, 06/15/07................       325          95,875
      10.75%, 04/01/09 144A...........     1,025         722,625
    Glenoit Corp.
      11.00%, 04/15/07 +,++++.........     2,000              20
    ICON Health & Fitness, Inc.
      11.25%, 04/01/12................     1,225       1,071,875
    Ingram Micro, Inc.
      9.875%, 08/15/08................     2,775       2,941,500
    Jostens, Inc.
      12.75%, 05/01/10................     1,900       2,166,000
    NBTY, Inc. Cl-B
      8.625%, 09/15/07................       400         406,000
    Playtex Products, Inc.
      9.375%, 06/01/11................     2,325       2,545,875
    Sleepmaster, Inc.
      11.00%, 05/15/09 +,++++.........     1,000         165,000
    Volume Services America, Inc.
      11.25%, 03/01/09................     1,975       1,886,125
                                                    ------------
                                                      24,752,795
                                                    ------------
CONTAINERS & PACKAGING -- 3.5%
    Berry Plastic
      10.75%, 07/15/12................     1,700       1,802,000
    Graham Packaging Co.
      5.545%, 01/15/08 [FRN]..........     1,325       1,119,625
      8.75%, 01/15/08.................     1,475       1,438,125
    Greif Bros. Corp.
      8.875%, 08/01/12 144A...........       400         426,000
    Huntsman Packaging Corp.
      13.00%, 06/01/10................     2,100       1,900,500
    Jefferson Smurfit Corp.
      8.25%, 10/01/12 144A............     1,500       1,545,000
    Owens-Brockway Glass Container Co.
      8.875%, 02/15/09................     1,150       1,184,500
    Owens-Illinois, Inc.
      7.85%, 05/15/04.................       325         321,750
      7.15%, 05/15/05.................     3,575       3,485,625
      8.10%, 05/15/07.................     1,000         970,000
      7.35%, 05/15/08.................     1,050         981,750
    Plastipak Holdings, Inc.
      10.75%, 09/01/11................       800         848,000
    Pliant Corp.
      13.00%, 06/01/10................     1,675       1,515,875

AST FEDERATED HIGH YIELD PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                           PAR
                                          (000)        VALUE
                                          -----        -----
    Riverwood International Corp.
      10.625%, 08/01/07...............   $ 2,200    $  2,277,000
    Russell-Stanley Holdings, Inc.
      9.00%, 11/30/08 144A [PIK]......       285         130,473
                                                    ------------
                                                      19,946,223
                                                    ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 1.1%
    Amphenol Corp.
      9.875%, 05/15/07................     1,400       1,466,500
    Dimon, Inc.
      8.875%, 06/01/06................       600         612,000
    Stoneridge, Inc.
      11.50%, 05/01/12................     2,375       2,268,125
    WESCO Distribution, Inc. Cl-B
      9.125%, 06/01/08................     2,625       2,113,125
                                                    ------------
                                                       6,459,750
                                                    ------------
ENTERTAINMENT & LEISURE -- 11.4%
    AMC Entertainment, Inc.
      9.50%, 03/15/09.................     1,100       1,089,000
      9.875%, 02/01/12................     1,875       1,856,250
    AMF Bowling Worldwide, Inc.
      13.00%, 02/28/08................     1,625       1,673,750
    Boyd Gaming Corp.
      8.75%, 04/15/12.................     2,050       2,162,750
      7.75%, 12/15/12 144A............       925         920,375
    Coast Hotels & Casinos, Inc.
      9.50%, 04/01/09.................     1,750       1,868,125
    Florida Panthers Holdings, Inc.
      9.875%, 04/15/09................     2,075       2,168,375
    Hard Rock Hotel, Inc.
      9.25%, 04/01/05.................     1,775       1,810,500
    Harrahs Operating Co., Inc.
      7.875%, 12/15/05................     5,100       5,469,750
    Isle of Capri Casinos, Inc.
      9.00%, 03/15/12.................     1,400       1,459,500
    Mandalay Resort Group
      10.25%, 08/01/07................     7,725       8,487,843
      9.50%, 08/01/08.................       425         472,813
    MGM Mirage, Inc.
      9.75%, 06/01/07.................     6,875       7,631,249
      8.50%, 09/15/10.................     1,925       2,122,313
    Mohegan Tribal Gaming
      8.00%, 04/01/12.................     1,550       1,631,375
    Park Place Entertainment Corp.
      9.375%, 02/15/07................       750         802,500
      7.875%, 03/15/10................     1,900       1,942,750
      8.125%, 05/15/11................     5,450       5,674,812
    Penn National Gaming, Inc. Cl-B
      11.125%, 03/01/08...............     1,400       1,533,000
    Premier Parks, Inc.
      9.75%, 06/15/07.................     1,600       1,568,000
      10.231%, 04/01/08 [STEP]........     4,250       4,101,250
    Regal Cinemas, Inc.
      9.375%, 02/01/12................     2,325       2,481,938

                                           PAR
                                          (000)        VALUE
                                          -----        -----
    Sun International Ltd.
      8.875%, 08/15/11................   $ 1,550    $  1,596,500
    True Temper Sports, Inc.
      10.875%, 12/01/08...............     1,250       1,293,750
    Venetian Casino Resort LLC
      11.00%, 06/15/10 144A...........     2,450       2,572,500
    Wynn Las Vegas LLC
      12.00%, 11/01/10................     1,025       1,035,250
                                                    ------------
                                                      65,426,218
                                                    ------------
ENVIRONMENTAL SERVICES -- 2.6%
    Allied Waste North America Co.
      Cl-B
      7.625%, 01/01/06................     2,300       2,288,500
      8.50%, 12/01/08.................     3,150       3,181,500
      7.875%, 01/01/09................     2,500       2,500,000
      10.00%, 08/01/09................     4,150       4,150,000
      9.25%, 09/01/12 144A............     1,700       1,725,500
    Synagro Technologies, Inc.
      9.50%, 04/01/09.................     1,275       1,335,563
                                                    ------------
                                                      15,181,063
                                                    ------------
FARMING & AGRICULTURE -- 0.5%
    AGCO Corp.
      9.50%, 05/01/08 144A............     1,500       1,627,500
    Dimon, Inc.
      9.625%, 10/15/11................       725         775,750
    Pilgrim's Pride Corp.
      9.625%, 09/15/11................       775         724,625
                                                    ------------
                                                       3,127,875
                                                    ------------
FINANCIAL SERVICES -- 2.1%
    Armkel Finance, Inc.
      9.50%, 08/15/09.................     1,275       1,386,563
    Caithness Coso Fund Corp.
      9.05%, 12/15/09.................     3,096       3,049,411
    PCA Finance Corp.
      11.875%, 08/01/09 144A..........     1,925       1,915,375
    Unifrax Investment Corp.
      10.50%, 11/01/03................     2,029       2,039,145
    Yell Finance BV
      10.75%, 08/01/11................     1,750       1,916,250
      13.50%, 08/01/11 [STEP].........     2,125       1,519,375
                                                    ------------
                                                      11,826,119
                                                    ------------
FOOD -- 3.0%
    Agrilink Foods, Inc.
      11.875%, 11/01/08...............     1,650       1,782,000
    American Seafood Group LLC
      10.125%, 04/15/10...............     2,375       2,434,375
    B&G Foods, Inc.
      9.625%, 08/01/07................     1,225       1,267,875
    Del Monte Foods Co. Cl-B
      9.25%, 05/15/11.................     3,125       3,265,625
      8.625%, 12/15/12 144A...........     1,000       1,025,000
    Eagle Family Foods, Inc. Cl-B
      8.75%, 01/15/08.................     2,200       1,507,000

AST FEDERATED HIGH YIELD PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                           PAR
                                          (000)        VALUE
                                          -----        -----
    Land O Lakes, Inc.
      8.75%, 11/15/11.................   $ 1,775    $  1,002,875
    Michael Foods, Inc.
      11.75%, 04/01/11................     1,750       1,968,750
    New World Pasta Co.
      9.25%, 02/15/09.................     1,825         921,625
    Smithfield Foods, Inc.
      8.00%, 10/15/09.................     1,150       1,178,750
    Swift & Co.
      10.125%, 10/01/09 144A..........     1,000         950,000
                                                    ------------
                                                      17,303,875
                                                    ------------
FURNITURE -- 0.3%
    Sealy Mattress Co. Cl-B
      9.875%, 12/15/07................     1,125       1,096,875
      10.875%, 12/15/07 [STEP]........       400         390,000
                                                    ------------
                                                       1,486,875
                                                    ------------
HEALTHCARE SERVICES -- 4.4%
    Alliance Imaging, Inc.
      10.375%, 04/15/11...............     3,325       3,208,625
    Extendicare Health Services, Inc.
      9.50%, 07/01/10 144A............     1,300       1,267,500
    HCA, Inc.
      6.91%, 06/15/05.................     3,375       3,565,283
      7.875%, 02/01/11................     4,875       5,443,375
    Hudson Respiratory Care, Inc.
      9.125%, 04/15/08................     1,125         568,125
    Magellan Health Services, Inc.
      9.375%, 11/15/07 144A...........     1,225         961,625
      9.00%, 02/15/08.................     2,225         567,375
    Manor Care, Inc.
      8.00%, 03/01/08.................     2,700       2,851,875
    Tenet Healthcare Corp.
      5.375%, 11/15/06................     1,075         995,719
      6.375%, 12/01/11................       625         562,500
    Triad Hospitals, Inc.
      8.75%, 05/01/09.................     1,000       1,075,000
    US Oncology, Inc.
      9.625%, 02/01/12................     1,500       1,537,500
    Vanguard Health Systems, Inc.
      9.75%, 08/01/11.................     2,950       2,846,750
                                                    ------------
                                                      25,451,252
                                                    ------------
HOTELS & MOTELS -- 3.0%
    Courtyard by Marriott II Ltd. Cl-B
      10.75%, 02/01/08................     1,175       1,201,438
    Felcor Lodging L.P.
      9.50%, 09/15/08.................       675         685,125
      8.50%, 06/01/11.................       850         833,000
    Hilton Hotels Corp.
      7.625%, 05/15/08................     2,350       2,376,438
      8.25%, 02/15/11.................     2,350       2,461,625

                                           PAR
                                          (000)        VALUE
                                          -----        -----
    MeriStar Hospitality Corp.
      9.00%, 01/15/08 [REIT]..........   $   675    $    604,125
      9.125%, 01/15/11................     1,700       1,487,500
    RFS Partnership L.P.
      9.75%, 03/01/12.................       600         615,000
    Starwood Hotels & Resorts
      Worldwide, Inc.
      6.75%, 11/15/05.................     2,575       2,552,469
      7.375%, 05/01/07 144A...........     4,500       4,443,749
                                                    ------------
                                                      17,260,469
                                                    ------------
INDUSTRIAL PRODUCTS -- 1.9%
    Brand Services, Inc.
      12.00%, 10/15/12 144A...........     1,650       1,732,500
    Collins & Aikman Corp.
      9.75%, 02/15/10.................     1,000       1,005,000
    Continental Global Group, Inc.
      Cl-B
      11.00%, 04/01/07................     1,025         568,875
    Dresser, Inc.
      9.375%, 04/15/11................     2,250       2,283,750
    Hexcel Corp.
      9.75%, 01/15/09.................     2,350       1,985,750
    Tekni-Plex, Inc.
      12.75%, 06/15/10 144A...........     1,000         915,000
      12.75%, 06/15/10................     3,000       2,745,000
                                                    ------------
                                                      11,235,875
                                                    ------------
MACHINERY & EQUIPMENT -- 1.6%
    Briggs & Stratton Corp.
      8.875%, 03/15/11................     2,125       2,305,625
    Clark Materials Handling Corp.
      Cl-D
      10.75%, 11/15/06 +,++++.........     2,625             263
    Columbus McKinnon Corp.
      8.50%, 04/01/08.................     2,650       1,921,250
    Simonds Industries, Inc.
      10.25%, 07/01/08 +,++++.........       900         274,500
    United Rentals, Inc.
      10.75%, 04/15/08................     3,875       3,855,625
      9.25%, 01/15/09.................     1,400       1,141,000
                                                    ------------
                                                       9,498,263
                                                    ------------
MEDICAL SUPPLIES & EQUIPMENT -- 3.2%
    Advanced Medical Optics, Inc.
      9.25%, 07/15/10.................     1,075       1,112,625
    Alaris Medical Systems
      9.75%, 12/01/06.................       650         659,750
      11.625%, 12/01/06...............     1,525       1,730,875
    CONMED Corp.
      9.00%, 03/15/08.................     2,175       2,272,875
    Fisher Scientific International,
      Inc.
      7.125%, 12/15/05................       500         505,000
      9.00%, 02/01/08.................       500         525,000
      9.00%, 02/01/08.................     1,950       2,047,500

AST FEDERATED HIGH YIELD PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                           PAR
                                          (000)        VALUE
                                          -----        -----
    Hanger Orthopedic Group, Inc.
      10.375%, 02/15/09...............   $   950    $    992,750
      11.25%, 06/15/09................     2,925       3,027,375
    Kinetic Concepts, Inc. Cl-B
      9.625%, 11/01/07................     4,050       4,232,250
    Sybron Dental Specialties, Inc.
      8.125%, 06/15/12................     1,500       1,522,500
                                                    ------------
                                                      18,628,500
                                                    ------------
METALS & MINING -- 1.1%
    Alltrista Corp.
      9.75%, 05/01/12.................     1,150       1,178,750
    California Steel Industries, Inc.
      8.50%, 04/01/09.................       525         534,188
    Compass Minerals Group, Inc.
      10.00%, 08/15/11................     1,500       1,650,000
    Murrin Murrin Holdings PTY
      9.375%, 08/31/07 +,++++.........       500         122,500
    Neenah Corp. Cl-B
      11.125%, 05/01/07...............     3,125       1,000,000
    Neenah Corp. Cl-F
      11.125%, 05/01/07...............     1,450         464,000
    Republic Technologies, Inc.
      13.75%, 07/15/09 +,++++.........     1,700          72,250
    Ryerson Tull, Inc.
      9.125%, 07/15/06................     1,550       1,371,750
                                                    ------------
                                                       6,393,438
                                                    ------------
OFFICE EQUIPMENT -- 1.7%
    Buhrmann U.S., Inc.
      12.25%, 11/01/09................     3,475       3,214,375
    Global Imaging Systems, Inc.
      10.75%, 02/15/07................     1,425       1,432,125
    Xerox Corp.
      9.75%, 01/15/09 144A............     5,625       5,428,125
                                                    ------------
                                                      10,074,625
                                                    ------------
OIL & GAS -- 3.6%
    CMS Energy Corp.
      8.90%, 07/15/08.................       750         671,250
    Compton Petroleum Corp.
      9.90%, 05/15/09.................     1,550       1,635,250
    Continental Resources, Inc.
      10.25%, 08/01/08................     3,075       2,752,125
    El Paso Energy Partners L.P.
      8.50%, 06/01/11.................     1,000         925,000
      10.625%, 12/01/12 144A..........       850         862,750
    Grant Prideco, Inc.
      9.00%, 12/15/09 144A............       650         679,250
    Lone Star Technologies, Inc.
      9.00%, 06/01/11.................     2,100       1,921,500
    Magnum Hunter Resources, Inc.
      9.60%, 03/15/12.................     1,100       1,171,500

                                           PAR
                                          (000)        VALUE
                                          -----        -----
    Pogo Producing Co. Cl-B
      10.375%, 02/15/09...............   $ 1,950    $  2,125,500
    Swift Energy Co.
      9.375%, 05/01/12................     1,675       1,633,125
    Tesoro Petroleum Corp.
      9.625%, 11/01/08................     3,275       2,112,375
    Transcontinental Gas Pipe Line
      Corp.
      7.00%, 08/15/11.................       150         135,750
    Williams Companies, Inc.
      6.50%, 08/01/06.................     2,525       1,754,875
      7.625%, 07/15/19................     1,625       1,015,625
      7.875%, 09/01/21................     2,625       1,640,625
                                                    ------------
                                                      21,036,500
                                                    ------------
PAPER & FOREST PRODUCTS -- 2.0%
    Georgia-Pacific Corp.
      7.50%, 05/15/06.................     4,025       3,864,000
      8.125%, 05/15/11................     5,350       5,109,250
    Riverwood International Corp.
      10.875%, 04/01/08...............       825         837,375
    Stone Container Corp.
      9.75%, 02/01/11.................     1,450       1,566,000
                                                    ------------
                                                      11,376,625
                                                    ------------
PRINTING & PUBLISHING -- 2.7%
    American Media Operation Co.
      10.25%, 05/01/09................     1,775       1,846,000
    Dex Media East LLC Finance Co.
      12.125%, 11/15/12 144A..........     4,075       4,533,438
    K-III Communications Corp.
      8.50%, 02/01/06.................     1,650       1,551,000
    Quebecor Media, Inc.
      11.125%, 07/15/11...............     1,550       1,433,750
      13.75%, 07/15/11 [STEP].........     1,700         960,500
    Vertis, Inc.
      10.875%, 06/15/09 144A..........     1,400       1,470,000
      10.875%, 06/15/09...............     2,500       2,625,000
    Von Hoffman Corp.
      10.25%, 03/15/09................       800         760,000
    Ziff Davis Media, Inc.
      12.00%, 08/12/09................       342         109,440
                                                    ------------
                                                      15,289,128
                                                    ------------
REAL ESTATE -- 1.2%
    HMH Properties, Inc. Cl-B
      7.875%, 08/01/08................     6,200       6,014,000
    WCI Communities, Inc.
      10.625%, 02/15/11...............     1,050       1,023,750
                                                    ------------
                                                       7,037,750
                                                    ------------

AST FEDERATED HIGH YIELD PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                           PAR
                                          (000)        VALUE
                                          -----        -----
RESTAURANTS -- 0.9%
    Advantica Restaurant Group, Inc.
      11.25%, 01/15/08................   $ 1,750    $  1,338,750
    Buffets, Inc.
      11.25%, 07/15/10 144A...........     1,500       1,425,000
    Carrols Corp.
      9.50%, 12/01/08.................     2,875       2,515,625
                                                    ------------
                                                       5,279,375
                                                    ------------
RETAIL & MERCHANDISING -- 1.5%
    Community Distributors, Inc. Cl-B
      10.25%, 10/15/04................       500         322,500
    Michaels Stores, Inc.
      9.25%, 07/01/09.................     1,825       1,929,938
    Mothers Work, Inc.
      11.25%, 08/01/10................     1,075       1,150,250
    Penney, (J.C.) Co., Inc.
      7.60%, 04/01/07.................     2,075       2,087,969
      9.00%, 08/01/12 144A............     2,818       2,888,449
                                                    ------------
                                                       8,379,106
                                                    ------------
SEMICONDUCTORS -- 0.4%
    Fairchild Semiconductor Corp.
      10.375%, 10/01/07...............     2,150       2,268,250
                                                    ------------
TELECOMMUNICATIONS -- 7.1%
    Airgate PCS, Inc.
      13.633%, 10/01/09 [STEP]........     3,425         393,875
    Alamosa PCS Holdings, Inc.
      13.962%, 02/15/10 [STEP]........     5,475       1,012,875
    AT&T Wireless Services, Inc.
      7.875%, 03/01/11................     1,400       1,403,500
    Block Communications, Inc.
      9.25%, 04/15/09.................     1,725       1,776,750
    Echostar Broadband Corp.
      10.375%, 10/01/07...............     2,825       3,058,063
    Echostar DBS Corp.
      9.375%, 02/01/09................     3,250       3,461,250
    Global Crossing Holdings Ltd.
      9.50%, 11/15/09 +,++++..........     4,375         147,656
    Horizon PCS, Inc.
      13.75%, 06/15/11................     2,000         390,000
    Millicom International Cellular,
      Inc.
      13.50%, 06/01/06................     1,875         918,750
    Nextel Communications, Inc.
      10.214%, 02/15/08 [STEP]........     6,500       5,947,499
      9.375%, 11/15/09................     8,575       7,824,687
    Nextel Partners, Inc.
      11.00%, 03/15/10................     1,425       1,232,625
    NTL, Inc. Cl-B
      11.50%, 02/01/06 +,++++.........     4,100         451,000
      9.316%, 04/01/08 [STEP]
        +,++++........................     7,825         821,625
    Panamsat Corp.
      8.50%, 02/01/12 144A............     3,775       3,680,625
    Rogers Cantel, Inc.
      8.80%, 10/01/07.................     2,500       2,137,500

                                           PAR
                                          (000)        VALUE
                                          -----        -----
    Telecorp PCS, Inc.
      10.812%, 04/15/09 [STEP]........   $ 1,200    $  1,119,000
    Tritel PCS, Inc.
      11.409%, 05/15/09 [STEP]........     3,250       3,046,875
    Triton PCS, Inc.
      11.857%, 05/01/08 [STEP]........     1,650       1,427,250
    Viatel, Inc. Escrow Position
      11.25%, 04/15/08................     1,100               0
      12.50%, 04/15/08................     2,250               0
      11.50%, 03/15/09................       500               0
    XM Satellite Radio, Inc.
      14.00%, 03/15/10................     1,225         839,125
                                                    ------------
                                                      41,090,530
                                                    ------------
TRANSPORTATION -- 0.8%
    Allied Holdings, Inc. Cl-B
      8.625%, 10/01/07................     2,900       2,247,500
    Holt Group, Inc.
      9.75%, 01/15/06 +,++++..........     1,350          42,188
    Petroleum Helicopters, Inc.
      9.375%, 05/01/09................     2,425       2,558,375
                                                    ------------
                                                       4,848,063
                                                    ------------
UTILITIES -- 2.9%
    BRL Universal Equipment Corp.
      8.875%, 02/15/08................       950         983,250
    Calpine Corp.
      8.50%, 02/15/11.................     9,450       4,252,500
    CMS Energy Corp.
      7.50%, 01/15/09.................     4,625       3,954,375
      8.50%, 04/15/11.................     1,100         940,500
    Illinois Power Corp.
      11.50%, 12/15/10 144A...........     1,850       1,812,630
    PSEG Energy Holdings, Inc.
      8.625%, 02/15/08................     3,075       2,494,594
      10.00%, 10/01/09................     2,475       2,051,156
                                                    ------------
                                                      16,489,005
                                                    ------------
TOTAL CORPORATE OBLIGATIONS
  (Cost $567,138,336).................               505,926,572
                                                    ------------
                                        PRINCIPAL
                                        IN LOCAL
                                        CURRENCY
                                          (000)
                                        ---------
FOREIGN BONDS -- 2.6%
CABLE TELEVISION -- 0.1%
    Diamond Cable Communications
      PLC -- (GBP)
      11.75%, 12/15/05 +,++++.........     5,000         525,000
                                                    ------------

AST FEDERATED HIGH YIELD PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                        PRINCIPAL
                                        IN LOCAL
                                        CURRENCY
                                          (000)        VALUE
                                        ---------      -----
ENTERTAINMENT & LEISURE -- 0.3%
    Intrawest Corp. -- (CAD)
      10.50%, 02/01/10 144A...........     1,000    $  1,045,000
      10.50%, 02/01/10................       725         757,625
                                                    ------------
                                                       1,802,625
                                                    ------------
METALS & MINING -- 0.5%
    Euramax International PLC -- (GBP)
      11.25%, 10/01/06................     2,875       2,961,250
                                                    ------------
OFFICE EQUIPMENT -- 0.1%
    Xerox Capital PLC -- (GBP)
      5.875%, 05/15/04................       500         477,500
                                                    ------------
PAPER & FOREST PRODUCTS -- 0.3%
    MDP Acquisitions PLC -- (IEP)
      9.625%, 10/01/12 [PIK] 144A.....     1,650       1,732,500
                                                    ------------
TRANSPORTATION -- 0.9%
  Stena AB -- (SEK)
    10.50%, 12/15/05..................     1,475       1,526,625
    8.75%, 06/15/07...................     2,675       2,688,375
    9.625%, 12/01/12 144A.............     1,150       1,190,250
                                                    ------------
                                                       5,405,250
                                                    ------------
UTILITIES -- 0.4%
  Calpine Canada Energy -- (CAD)
    8.50%, 05/01/08...................     5,175       2,354,625
                                                    ------------
TOTAL FOREIGN BONDS
  (Cost $20,871,738)..................                15,258,750
                                                    ------------
                                         SHARES
                                         ------
PREFERRED STOCK -- 1.3%
BROADCASTING -- 0.7%
    Sinclair Capital Cl-A 11.625%.....    37,225       4,020,300
                                                    ------------
HEALTHCARE SERVICES -- 0.0%
    River Holding Corp. Cl-B
      11.50% [PIK]*...................     8,283          43,486
                                                    ------------
PRINTING & PUBLISHING -- 0.6%
    Primedia, Inc. Cl-D
      10.00%..........................    11,500         718,750
    Primedia, Inc. Cl-F
      9.20%...........................    26,250       1,640,625
    Primedia, Inc. Cl-H
      8.625%..........................    13,100         818,750
    Ziff Davis Media, Inc. Cl-E
      10.00%*.........................       108               1
                                                    ------------
                                                       3,178,126
                                                    ------------


                                         SHARES        VALUE
                                         ------        -----
TELECOMMUNICATIONS -- 0.0%
    McLeodUSA, Inc. Cl-A 2.50%
      [CVT]...........................    24,880    $    105,491
                                                    ------------
TOTAL PREFERRED STOCK
  (Cost $14,299,118)..................                 7,347,403
                                                    ------------
FOREIGN STOCK -- 0.2%
PAPER & FOREST PRODUCTS -- 0.2%
    MDP Acquisitions PLC Pfd.
      15.5% -- (IEP)*144A.............     9,000         958,500
                                                    ------------
TELECOMMUNICATIONS -- 0.0%
    Call-Net Enterprises, Inc. Cl-B --
      (CAD)*..........................    99,066          61,421
                                                    ------------
TOTAL FOREIGN STOCK
  (Cost $2,088,981)...................                 1,019,921
                                                    ------------
COMMON STOCK -- 0.1%
ADVERTISING -- 0.0%
    Advanstar Holdings Corp.
      Warrants*.......................     1,100              11
                                                    ------------
CONSUMER PRODUCTS & SERVICES -- 0.0%
    Jostens, Inc. Warrants*...........     1,800          61,650
                                                    ------------
CONTAINERS & PACKAGING -- 0.0%
    Russell-Stanley Holdings, Inc.*...    39,000          39,000
                                                    ------------
ENTERTAINMENT & LEISURE -- 0.1%
    AMF Bowling Worldwide, Inc.*......     4,409          82,713
    AMF Bowling Worldwide, Inc. Cl-A
      Warrants*.......................    10,375          41,500
    AMF Bowling Worldwide, Inc. Cl-B
      Warrants*.......................    10,136          38,010
                                                    ------------
                                                         162,223
                                                    ------------
METALS & MINING -- 0.0%
    Royal Oak Mines, Inc.*+...........    66,164             463
                                                    ------------
PAPER & FOREST PRODUCTS -- 0.0%
    Pliant Corp. Warrants*............     1,000           5,250
                                                    ------------
PRINTING & PUBLISHING -- 0.0%
    Medianews Group, Inc.*............     1,000          92,625
    Ziff Davis Holdings, Inc.
      Warrants*.......................    19,800             198
                                                    ------------
                                                          92,823
                                                    ------------
TELECOMMUNICATIONS -- 0.0%
    Loral Cyberstar, Inc. Warrants*...    22,200           2,220
    McLeodUSA, Inc. Warrants*.........    55,131          19,296
    Sullivan Broadcasting Holdings,
      Inc.............................     2,400               0
    Viatel Holding Ltd.*..............    13,205          69,392
    XM Satellite Radio Holdings, Inc.
      Warrants*.......................     2,000           2,000
                                                    ------------
                                                          92,908
                                                    ------------
TOTAL COMMON STOCK
  (Cost $8,402,543)...................                   454,328
                                                    ------------

AST FEDERATED HIGH YIELD PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002
--------------------------------------------------------------------------------


                                         SHARES        VALUE
                                         ------        -----
SHORT-TERM INVESTMENTS -- 6.2%
REGISTERED INVESTMENT COMPANIES -- 0.0%
    Temporary Investment Cash Fund....       182    $        182
    Temporary Investment Fund.........       182             182
                                                    ------------
                                                             364
                                                    ------------
                                           PAR
                                          (000)
                                          -----
REPURCHASE AGREEMENTS -- 6.2%
    Greenwich Capital Markets, Inc.
      1.00%, dated 12/31/02,
      maturing 01/02/03,
      repurchase price $35,732,985
      (Collateralized by U.S. Treasury
      Notes, 1.75%, par value
      $36,370,000, market value
      $36,480,503, due 12/31/04)......   $35,731      35,731,000
                                                    ------------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $35,731,364)..................                35,731,364
                                                    ------------
TOTAL INVESTMENTS -- 98.1%
  (Cost $648,532,080).................               565,738,338
OTHER ASSETS LESS
  LIABILITIES -- 1.9%.................                10,702,560
                                                    ------------
NET ASSETS -- 100.0%..................              $576,440,898
                                                    ============

--------------------------------------------------------------------------------

Definitions of abbreviations and annotations are included following the Schedules of Investments.

See Notes to Financial Statements.

AST INVESCO CAPITAL INCOME PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002
--------------------------------------------------------------------------------


                                        SHARES        VALUE
                                        ------        -----
COMMON STOCK -- 81.8%
AEROSPACE -- 2.4%
    Lockheed Martin Corp. ..........      132,000  $  7,623,000
    United Technologies Corp. ......      135,400     8,386,676
                                                   ------------
                                                     16,009,676
                                                   ------------
BEVERAGES -- 4.0%
    Anheuser-Busch Companies,
      Inc. .........................      281,100    13,605,240
    Coors, (Adolph) Co. Cl-B@.......      211,600    12,960,500
                                                   ------------
                                                     26,565,740
                                                   ------------
BUSINESS SERVICES -- 0.7%
    Accenture Ltd. Cl-A*............      253,400     4,558,666
                                                   ------------
CHEMICALS -- 2.1%
    Dow Chemical Co.@...............      226,700     6,732,990
    Potash Corp. of Saskatchewan,
      Inc.@.........................      109,100     6,937,669
                                                   ------------
                                                     13,670,659
                                                   ------------
COMPUTER HARDWARE -- 2.7%
    Hewlett-Packard Co.@............      526,200     9,134,832
    International Business Machines
      Corp. ........................      110,800     8,587,000
                                                   ------------
                                                     17,721,832
                                                   ------------
COMPUTER SERVICES & SOFTWARE -- 2.6%
    Microsoft Corp.*................      202,300    10,458,910
    PeopleSoft, Inc.*...............      359,000     6,569,700
                                                   ------------
                                                     17,028,610
                                                   ------------
CONGLOMERATES -- 1.5%
    3M Co.@.........................       82,900    10,221,570
                                                   ------------
CONSUMER PRODUCTS & SERVICES -- 1.8%
    Gillette Co. ...................      381,000    11,567,160
                                                   ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 2.5%
    General Electric Co. ...........      469,900    11,442,065
    General Motors Corp. Cl-H*......      473,600     5,067,520
                                                   ------------
                                                     16,509,585
                                                   ------------
ENTERTAINMENT & LEISURE -- 1.2%
    Harrah's Entertainment, Inc.*...      192,100     7,607,160
                                                   ------------
ENVIRONMENTAL SERVICES -- 1.2%
    Waste Management, Inc. .........      339,500     7,781,340
                                                   ------------
FINANCIAL-BANK & TRUST -- 7.0%
    Bank of New York Co., Inc. .....      466,500    11,177,340
    Charter One Financial, Inc. ....      408,537    11,737,268
    J.P. Morgan Chase & Co. ........      421,900    10,125,600
    Wells Fargo & Co. ..............      285,000    13,357,950
                                                   ------------
                                                     46,398,158
                                                   ------------


                                        SHARES        VALUE
                                        ------        -----
FINANCIAL SERVICES -- 7.0%
    Citigroup, Inc.@................      224,600  $  7,903,674
    John Hancock Financial Services,
      Inc. .........................      346,900     9,678,510
    Lehman Brothers Holdings,
      Inc. .........................      207,800    11,073,662
    Merrill Lynch & Co., Inc.@......      257,400     9,768,330
    Stilwell Financial, Inc.*@......      611,000     7,985,770
                                                   ------------
                                                     46,409,946
                                                   ------------
FOOD -- 3.9%
    Del Monte Foods Co.*............       88,694       682,944
    Heinz, (H.J.) Co. ..............      198,600     6,527,982
    Hershey Foods Corp.@............       97,100     6,548,424
    Kellogg Co. ....................      344,800    11,816,296
                                                   ------------
                                                     25,575,646
                                                   ------------
INDUSTRIAL PRODUCTS -- 0.5%
    SPX Corp.*......................       87,000     3,258,150
                                                   ------------
MACHINERY & EQUIPMENT -- 1.6%
    Illinois Tool Works, Inc.@......      166,000    10,766,760
                                                   ------------
METALS & MINING -- 1.3%
    Alcoa, Inc. ....................      385,800     8,788,524
                                                   ------------
OIL & GAS -- 8.8%
    Apache Corp. ...................      160,860     9,167,411
    BP PLC [ADR]....................      250,000    10,162,500
    Exxon Mobil Corp. ..............      480,000    16,771,201
    GlobalSantaFe Corp. ............      150,800     3,667,456
    Kerr-McGee Corp. ...............      120,900     5,355,870
    Noble Corp.*....................      138,500     4,868,275
    Schlumberger Ltd. ..............      179,900     7,571,991
                                                   ------------
                                                     57,564,704
                                                   ------------
PAPER & FOREST PRODUCTS -- 3.1%
    Bowater, Inc.@..................      204,500     8,578,775
    International Paper Co.@........      145,300     5,081,141
    Temple-Inland, Inc.@............      150,600     6,748,386
                                                   ------------
                                                     20,408,302
                                                   ------------
PHARMACEUTICALS -- 6.5%
    Bristol-Meyers Squibb Co. ......      273,000     6,319,950
    Lilly, (Eli) & Co. .............      104,100     6,610,350
    Merck & Co., Inc. ..............      198,700    11,248,407
    Pfizer, Inc.@...................      400,000    12,228,000
    Pharmacia Corp. ................      158,800     6,637,840
                                                   ------------
                                                     43,044,547
                                                   ------------
PRINTING & PUBLISHING -- 2.1%
    McGraw-Hill Co., Inc. ..........      230,400    13,925,376
                                                   ------------

AST INVESCO CAPITAL INCOME PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002
--------------------------------------------------------------------------------


                                        SHARES        VALUE
                                        ------        -----
RAILROADS -- 1.8%
    Kansas City Southern Industries,
      Inc.*.........................      195,000  $  2,340,000
    Norfolk Southern Corp. .........      475,000     9,495,250
                                                   ------------
                                                     11,835,250
                                                   ------------
RETAIL & MERCHANDISING -- 3.0%
    Target Corp. ...................      340,900    10,227,000
    Wal-Mart Stores, Inc. ..........      188,200     9,505,982
                                                   ------------
                                                     19,732,982
                                                   ------------
SEMICONDUCTORS -- 4.0%
    Analog Devices, Inc.*@..........      136,100     3,248,707
    Applied Materials, Inc.*@.......      400,000     5,212,000
    Intel Corp.@....................      697,000    10,852,290
    Texas Instruments, Inc. ........      484,200     7,267,842
                                                   ------------
                                                     26,580,839
                                                   ------------
TELECOMMUNICATIONS -- 6.4%
    BellSouth Corp. ................      308,200     7,973,134
    EchoStar Communications Corp.
      Cl-A*@........................      146,000     3,249,960
    L-3 Communications Holdings,
      Inc.*@........................       74,200     3,332,322
    Nokia Corp. Cl-A [ADR]..........      616,300     9,552,650
    SBC Communications, Inc. .......      363,300     9,849,063
    Verizon Communications, Inc. ...      220,000     8,525,000
                                                   ------------
                                                     42,482,129
                                                   ------------
UTILITIES -- 2.1%
    Dominion Resources, Inc.@.......      129,600     7,115,040
    FPL Group, Inc. ................      113,400     6,818,742
                                                   ------------
                                                     13,933,782
                                                   ------------
TOTAL COMMON STOCK
  (Cost $575,912,107)...............                539,947,093
                                                   ------------

                                          PAR
                                         (000)
                                         -----
CORPORATE OBLIGATIONS -- 8.9%
BEVERAGES -- 0.1%
    Coca-Cola Enterprises, Inc.
      4.375%, 09/15/09..............  $       600       618,980
                                                   ------------
BROADCASTING -- 0.6%
    Clear Channel Communications
      Corp. Cl-B
      8.125%, 12/15/07..............        4,000     4,220,000
                                                   ------------
FINANCIAL SERVICES -- 0.3%
    Ford Motor Credit Corp.
      7.25%, 10/25/11...............        1,800     1,751,809
                                                   ------------


                                          PAR
                                         (000)        VALUE
                                         -----        -----
HOTELS & MOTELS -- 0.1%
    Hilton Hotels Corp.
      7.20%, 12/15/09...............  $       390  $    393,867
                                                   ------------
PAPER & FOREST PRODUCTS -- 0.7%
    Chesapeake Corp.
      7.20%, 03/15/05...............        5,000     4,775,000
                                                   ------------
RAILROADS -- 0.2%
    Burlington North Santa Fe
      6.125%, 03/15/09..............          500       556,923
    Union Pacific Corp.
      6.65%, 01/15/11...............          500       564,015
                                                   ------------
                                                      1,120,938
                                                   ------------
TELECOMMUNICATIONS -- 1.4%
    AT&T Wireless Services, Inc.
      8.125%, 05/01/12..............          965       971,708
    Sprint Capital Corp.
      7.625%, 01/30/11..............        1,325     1,260,975
    U.S. West Communications Corp.
      5.65%, 11/01/04...............        5,000     4,524,999
    Verizon Maryland, Inc.
      6.125%, 03/01/12..............          515       558,041
    VoiceStream Wireless Co.
      10.375%, 11/15/09.............        1,625     1,714,375
                                                   ------------
                                                      9,030,098
                                                   ------------
UTILITIES -- 5.5%
    Appalachian Power Co.
      4.80%, 06/15/05...............          900       903,687
    Cleveland Electric Illuminating
      Co. Cl-B
      9.50%, 05/15/05...............        3,000     3,010,029
    Cleveland Electric Illuminating
      Co. Cl-D
      7.88%, 11/01/17...............        1,445     1,677,158
    Commonwealth Edison Co.
      8.25%, 10/01/06...............        2,000     2,344,324
      8.375%, 02/15/23..............          275       287,253
    Consumers Energy Co.
      7.375%, 09/15/23..............        1,500     1,456,436
    Duquesne Light Co.
      7.55%, 06/15/25...............        2,860     2,966,729
    El Paso Electric Co.
      8.90%, 02/01/06...............        1,335     1,349,592
    El Paso Electric Co.
      Cl-E
      9.40%, 05/01/11...............        1,033     1,033,692
    Indiana Michigan Power Co.
      8.50%, 12/15/22...............        1,500     1,574,573
    Jersey Central Power & Light Co.
      7.98%, 02/16/23...............        1,500     1,555,317

AST INVESCO CAPITAL INCOME PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002
--------------------------------------------------------------------------------


                                          PAR
                                         (000)        VALUE
                                         -----        -----
    Metropolitan Edison Co.
      Cl-B
      8.15%, 01/30/23...............  $     2,975  $  3,102,273
    Niagara Mohawk Power Corp.
      9.75%, 11/01/05...............          200       234,207
    Penn Power Co.
      8.50%, 07/15/22...............        1,000     1,042,616
    Public Service of New Mexico
      Cl-A
      7.10%, 08/01/05...............        5,000     5,094,934
    Public Service of New Mexico
      Cl-B
      7.50%, 08/01/18...............        1,500     1,394,133
    TXU Corp.
      7.875%, 04/01/24..............        3,000     3,106,392
    Union Electric Co.
      8.25%, 10/15/22...............        4,750     4,959,527
                                                   ------------
                                                     37,092,872
                                                   ------------
TOTAL CORPORATE OBLIGATIONS
  (Cost $58,564,969)................                 59,003,564
                                                   ------------
U.S. TREASURY OBLIGATIONS -- 5.9%
    U.S. Treasury Notes
      5.875%, 11/15/04@.............        5,000     5,401,760
      6.75%, 05/15/05@..............        4,500     5,018,382
      5.75%, 11/15/05-08/15/10@.....       25,000    28,530,295
                                                   ------------
    (Cost $35,179,062)..............                 38,950,437
                                                   ------------
                                       PRINCIPAL
                                       IN LOCAL
                                       CURRENCY
                                         (000)        VALUE
                                       ---------      -----
FOREIGN BONDS -- 0.1%
TELECOMMUNICATIONS
    France Telecom SA-(FRF)
      9.25%, 03/01/11 [VR]
      (Cost $562,410)...............          525  $    608,114
                                                   ------------
                                        SHARES
                                        ------
SHORT-TERM INVESTMENTS -- 3.1%
REGISTERED INVESTMENT COMPANIES
    Temporary Investment Cash
      Fund..........................   10,217,229    10,217,229
    Temporary Investment Fund.......   10,217,228    10,217,228
                                                   ------------
    (Cost $20,434,457)..............                 20,434,457
                                                   ------------
TOTAL INVESTMENTS -- 99.8%
  (Cost $690,653,005)...............                658,943,665
OTHER ASSETS LESS
  LIABILITIES -- 0.2%...............                  1,589,505
                                                   ------------
NET ASSETS -- 100.0%................               $660,533,170
                                                   ============

--------------------------------------------------------------------------------

Definitions of abbreviations and annotations are included following the Schedules of Investments.

See Notes to Financial Statements.

AST PBHG SMALL-CAP GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                         SHARES       VALUE
                                         ------       -----
COMMON STOCK -- 95.6%
ADVERTISING -- 0.4%
    Advo, Inc.*........................   32,900   $  1,080,107
                                                   ------------
AEROSPACE -- 0.6%
    DRS Technologies, Inc.*............   45,400      1,422,382
                                                   ------------
AIRLINES -- 1.5%
    Atlantic Coast Airlines Holdings,
      Inc.*............................  192,400      2,314,572
    SkyWest, Inc. .....................  115,200      1,505,664
                                                   ------------
                                                      3,820,236
                                                   ------------
BEVERAGES -- 0.9%
    Coors, (Adolph) Co. Cl-B@..........   37,700      2,309,125
                                                   ------------
BROADCASTING -- 1.0%
    Cumulus Media, Inc.*...............   57,000        847,590
    Lin TV Corp. Cl-A*.................   64,500      1,570,575
                                                   ------------
                                                      2,418,165
                                                   ------------
BUILDING MATERIALS -- 0.3%
    Genlyte Group, Inc.*...............   26,700        831,972
                                                   ------------
BUSINESS SERVICES -- 5.0%
    Advisory Board Co.*................   54,300      1,623,570
    Alliance Data Systems Corp.*@......   61,300      1,086,236
    Arbitron, Inc.*....................   66,600      2,231,100
    Fair, Isaac & Co., Inc.@...........   15,900        678,930
    Foundry Networks, Inc.*............   58,500        411,840
    FTI Consulting, Inc.*..............   63,900      2,565,585
    Kroll, Inc.*.......................   33,000        629,640
    Pediatrix Medical Group, Inc.*.....   40,200      1,610,412
    PRG-Schultz International,
      Inc.*@...........................  217,700      1,937,530
                                                   ------------
                                                     12,774,843
                                                   ------------
CHEMICALS -- 0.8%
    IMC Global, Inc.@..................   58,400        623,128
    Wellman, Inc. .....................   98,800      1,332,812
                                                   ------------
                                                      1,955,940
                                                   ------------
CLOTHING & APPAREL -- 0.7%
    bebe Stores, Inc.*.................   73,200        980,880
    Mothers Work, Inc.*................   20,000        704,600
                                                   ------------
                                                      1,685,480
                                                   ------------
COMPUTER HARDWARE -- 1.5%
    Cray, Inc.*........................   63,600        487,812
    Insight Enterprises, Inc.*.........   73,515        610,910
    SanDisk Corp.*@....................  129,900      2,636,970
                                                   ------------
                                                      3,735,692
                                                   ------------
COMPUTER SERVICES & SOFTWARE -- 7.1%
    Agile Software Corp.*..............  113,200        876,168
    Avocent Corp.*.....................   30,092        668,644
    Cognizant Technology Solutions
      Corp.*@..........................   52,000      3,755,960
    Extreme Networks, Inc.*............   78,100        255,387
    Manhattan Associates, Inc.*........   93,400      2,209,844
    McData Corp.*@.....................   75,000        527,250

                                         SHARES       VALUE
                                         ------       -----
    Neoware Systems, Inc.*@............   82,000   $  1,222,620
    PEC Solutions, Inc.*@..............   65,600      1,961,440
    Retek, Inc.*.......................        1              3
    SafeNet, Inc.*@....................   50,500      1,280,175
    ScanSource, Inc.*..................   45,500      2,243,150
    Siebel Systems, Inc.*..............   77,300        578,204
    Syntel, Inc.*......................   44,700        939,147
    Websense, Inc.*....................   68,100      1,454,684
                                                   ------------
                                                     17,972,676
                                                   ------------
CONSTRUCTION -- 0.7%
    Beazer Homes USA, Inc.*............   11,300        684,780
    Hovanian Enterprises, Inc.
      Cl-A*@...........................   30,700        973,190
                                                   ------------
                                                      1,657,970
                                                   ------------
CONSUMER PRODUCTS & SERVICES -- 2.0%
    Aaron Rents, Inc. Cl-B.............   52,000      1,137,760
    AptarGroup, Inc. ..................   39,300      1,227,732
    Coinstar, Inc.*....................   56,700      1,284,255
    Playtex Products, Inc.*............  149,000      1,472,120
                                                   ------------
                                                      5,121,867
                                                   ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 3.2%
    Avnet, Inc.@.......................   58,700        635,721
    Brooks-PRI Automation, Inc.*.......   83,200        953,472
    Comverse Technology, Inc.*.........   67,700        678,354
    DSP Group, Inc.*...................   71,700      1,134,294
    Itron, Inc.*.......................   70,300      1,347,651
    OSI Systems, Inc.*@................   52,800        896,544
    Park Electrochemical Corp. ........   98,400      1,889,280
    Teradyne, Inc.*@...................   33,900        441,039
    Vishay Intertechnology, Inc.*@.....   21,900        244,842
                                                   ------------
                                                      8,221,197
                                                   ------------
ENTERTAINMENT & LEISURE -- 1.0%
    Marvel Enterprises, Inc.*..........   43,400        389,732
    Park Place Entertainment Corp.*....  147,700      1,240,680
    Station Casinos, Inc.*.............   55,422        980,969
                                                   ------------
                                                      2,611,381
                                                   ------------
ENVIRONMENTAL SERVICES -- 1.9%
    Clean Harbors, Inc.*...............  100,100      1,553,552
    Gaiam, Inc.*.......................   40,800        423,096
    Waste Connections, Inc.*@..........   75,800      2,926,638
                                                   ------------
                                                      4,903,286
                                                   ------------
FINANCIAL-BANK & TRUST -- 3.7%
    Brookline Bancorp, Inc.@...........  238,080      2,833,152
    South Financial Group, Inc. .......   54,090      1,117,499
    Tierone Corp.*.....................   88,900      1,347,724
    UMB Financial Corp. ...............   37,674      1,441,445
    Willow Grove Bancorp, Inc. ........   96,000      1,334,400
    Wilmington Trust Corp. ............   17,000        538,560
    Zions Bancorp......................   22,400        881,418
                                                   ------------
                                                      9,494,198
                                                   ------------

AST PBHG SMALL-CAP GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                         SHARES       VALUE
                                         ------       -----
FINANCIAL SERVICES -- 1.2%
    Affiliated Managers Group,
      Inc.*@...........................   37,600   $  1,891,280
    Investors Financial Service
      Corp.@...........................   29,780        815,674
    Stewart, (W.P.) & Co. Ltd. ........   21,900        392,448
                                                   ------------
                                                      3,099,402
                                                   ------------
FOOD -- 1.5%
    Krispy Kreme Doughnuts, Inc.*@.....  109,200      3,687,684
    Monterey Pasta Co.*................   11,000         41,250
                                                   ------------
                                                      3,728,934
                                                   ------------
FURNITURE -- 0.3%
    Ethan Allen Interiors, Inc.@.......   20,100        690,837
                                                   ------------
HEALTHCARE SERVICES -- 7.1%
    American Healthways, Inc.*.........   80,600      1,410,500
    Apria Healthcare Group, Inc.*......   84,000      1,868,160
    Centene Corp.*.....................   44,000      1,477,960
    Conventry Health Care, Inc.*.......  109,700      3,184,591
    Cooper Companies, Inc.@............   55,100      1,378,602
    Curative Health Services, Inc.*....   69,800      1,204,050
    Hooper Holmes, Inc. ...............  206,800      1,269,752
    Humana, Inc.*......................   70,800        708,000
    LifePoint Hospitals, Inc.*@........   43,505      1,302,148
    Myriad Genetics, Inc.*.............   59,400        867,240
    Odyssey Healthcare, Inc.*..........   59,400      2,061,180
    Renal Care Group, Inc.*............   22,900        724,556
    United Surgical Partners
      International, Inc.*.............   18,100        282,740
    Vistacare, Inc.*@..................   21,500        344,215
                                                   ------------
                                                     18,083,694
                                                   ------------
INSURANCE -- 4.1%
    Fidelity National Financial,
      Inc. ............................   21,800        715,694
    First American Corp. ..............   91,600      2,033,520
    HCC Insurance Holdings, Inc.@......   89,715      2,206,989
    Odyssey Re Holdings Corp. .........  102,800      1,819,560
    Scottish Annuity & Life Holdings
      Ltd.*............................  111,200      1,940,440
    StanCorp Financial Group, Inc. ....   37,200      1,817,220
                                                   ------------
                                                     10,533,423
                                                   ------------
INTERNET SERVICES -- 3.2%
    Hotels.com Cl-A*@..................   16,200        885,006
    J2 Global Communication, Inc.*@....   21,300        405,552
    Macromedia, Inc.*..................   62,000        660,300
    Overture Services, Inc.*@..........   79,400      2,168,414
    Parthus Ceva, Inc.*................        1              6
    United Online, Inc.*...............   85,500      1,362,956
    University of Phoenix Online*......   58,833      2,108,575
    Verity, Inc.*......................   48,400        648,124
                                                   ------------
                                                      8,238,933
                                                   ------------
MACHINERY & EQUIPMENT -- 0.4%
    AGCO Corp.*@.......................   34,200        755,820
    Global Power Equipment Group,
      Inc.*............................   38,100        187,833
                                                   ------------
                                                        943,653
                                                   ------------

                                         SHARES       VALUE
                                         ------       -----
MEDICAL SUPPLIES & EQUIPMENT -- 8.1%
    CIMA Labs, Inc.*...................   94,400   $  2,283,630
    Fisher Scientific International,
      Inc.*............................   45,800      1,377,664
    Gen-Probe, Inc.*...................   42,100      1,001,938
    Haemonetics Corp.*.................   67,100      1,439,966
    Hi-Tech Pharmacal Co.*.............   31,600        810,540
    ICU Medical, Inc.*.................   18,400        686,320
    Immucor, Inc.*.....................  107,150      2,169,788
    Integra LifeSciences Holdings
      Corp.*...........................   70,200      1,239,030
    Kensey Nash Corp.*.................   71,200      1,300,824
    Possis Medical, Inc.*..............  125,300      2,255,400
    SurModics, Inc.*...................   56,200      1,611,816
    Wilson Greatbatch Technologies,
      Inc.*............................   50,500      1,474,600
    Wright Medical Group, Inc.*........   48,900        853,745
    Zoll Medical Corp.*................   59,500      2,122,365
                                                   ------------
                                                     20,627,626
                                                   ------------
METALS & MINING -- 0.5%
    Shaw Group, Inc.*..................   74,000      1,217,300
                                                   ------------
OIL & GAS -- 3.3%
    AGL Resources, Inc.@...............   48,300      1,173,690
    Atwood Oceanics, Inc.*.............   56,200      1,691,620
    Cal Dive International, Inc.*......   61,600      1,447,600
    Frontier Oil Corp. ................   93,200      1,604,904
    Tom Brown, Inc.*...................   47,900      1,202,290
    Universal Compression Holdings,
      Inc.*............................   61,800      1,182,234
                                                   ------------
                                                      8,302,338
                                                   ------------
PAPER & FOREST PRODUCTS -- 0.6%
    Glatfelter, (P.H.) Co. ............  117,900      1,551,564
                                                   ------------
PERSONAL SERVICES -- 1.4%
    Career Education Corp.*............   64,791      2,591,640
    Sylvan Learning Systems, Inc.*.....   54,800        898,720
                                                   ------------
                                                      3,490,360
                                                   ------------
PHARMACEUTICALS -- 5.0%
    Accredo Health, Inc.*..............   53,553      1,887,743
    Adolor Corp.*......................   79,300      1,087,996
    Eon Labs, Inc.*....................   44,500        841,495
    Icon PLC [ADR]*....................   59,100      1,590,381
    Mylan Laboratories, Inc. ..........   54,900      1,916,010
    Pharmaceutical Product Development,
      Inc.*............................   80,300      2,350,381
    Pharmaceutical Resources, Inc.*....   35,300      1,051,940
    SICOR, Inc.*.......................  117,100      1,856,035
                                                   ------------
                                                     12,581,981
                                                   ------------
PRINTING & PUBLISHING -- 0.9%
    Scholastic Corp.*@.................   62,200      2,236,090
                                                   ------------
REAL ESTATE -- 2.1%
    Boston Properties, Inc. [REIT].....   41,100      1,514,946
    Brandywine Realty Trust [REIT].....   72,100      1,572,501
    Camden Property Trust [REIT].......   21,200        699,600

AST PBHG SMALL-CAP GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                         SHARES       VALUE
                                         ------       -----
    Essex Property Trust, Inc.
      [REIT]...........................   17,100   $    869,535
    Mack-Cali Realty Corp. [REIT]......   26,100        790,830
                                                   ------------
                                                      5,447,412
                                                   ------------
RESTAURANTS -- 3.6%
    California Pizza Kitchen, Inc.*....   86,600      2,182,320
    Landry's Restaurants, Inc. ........   54,000      1,146,960
    P.F. Chang's China Bistro,
      Inc.*@...........................  101,200      3,673,560
    Panera Bread Co. Cl-A*@............   61,900      2,154,739
                                                   ------------
                                                      9,157,579
                                                   ------------
RETAIL & MERCHANDISING -- 9.5%
    Aeropostale, Inc.*.................  130,200      1,376,214
    Blue Rhino Corp.*@.................   59,600      1,036,444
    Casey's General Stores, Inc. ......   65,100        794,871
    CDW Computer Centers, Inc.*........   32,590      1,429,072
    Christopher & Banks Corp.*@........   52,000      1,079,000
    Circuit City Stores -- Circuit City
      Group@...........................  135,600      1,006,152
    Electronics Boutique Holdings
      Corp.*@..........................   48,000        758,880
    Emulex Corp.*@.....................   90,200      1,673,210
    Jos. A. Bank Clothiers, Inc.*......   58,600      1,249,352
    Kenneth Cole Productions, Inc.
      Cl-A*............................  144,100      2,925,230
    Men's Warehouse, Inc.*.............   66,600      1,142,190
    Overstock.com, Inc.*...............   42,800        556,400
    Payless ShoeSource, Inc.*..........   27,800      1,430,866
    Pier 1 Imports, Inc. ..............   92,100      1,743,453
    Tractor Supply Co.*................   60,300      2,267,280
    Urban Outfitters, Inc.*............  162,100      3,820,697
                                                   ------------
                                                     24,289,311
                                                   ------------
SEMICONDUCTORS -- 8.0%
    Actel Corp.*.......................   56,900        922,918
    Asyst Technologies, Inc.*..........   72,300        531,405
    Cree, Inc.*@.......................   79,600      1,301,460
    Cymer, Inc.*@......................   57,400      1,851,150
    Fairchild Semiconductor Corp.*.....   64,100        686,511
    Globespan, Inc.*...................  168,900        744,849
    Integrated Device Technology,
      Inc.*............................   77,100        645,327
    Intersil Corp. Cl-A*...............  205,248      2,861,157
    Lam Research Corp.*@...............  100,100      1,081,080
    LTX Corp.*@........................   94,300        568,629

                                         SHARES       VALUE
                                         ------       -----
    Marvell Technology Group Ltd.*@....   84,600   $  1,595,556
    MKS Instruments, Inc.*.............   81,500      1,339,045
    Omnivision Technologies, Inc.*.....   89,400      1,213,158
    Power Integrations, Inc.*..........   59,900      1,018,300
    Silicon Laboratories, Inc.*@.......  159,500      3,043,260
    Skyworks Solutions, Inc.*@.........  100,600        867,172
    TriQuint Semiconductor, Inc.*......        1              4
                                                   ------------
                                                     20,270,981
                                                   ------------
TELECOMMUNICATIONS -- 1.0%
    Catapult Communications Corp.*.....   33,400        399,130
    Inter-Tel, Inc. ...................   43,500        909,585
    Intrado, Inc.*.....................   53,600        525,280
    RF Micro Devices, Inc.*@...........  112,900        827,557
                                                   ------------
                                                      2,661,552
                                                   ------------
UTILITIES -- 1.5%
    Hawaiian Electric Industries,
      Inc. ............................   25,100      1,103,898
    MGE Energy, Inc. ..................   12,400        331,960
    Philadelphia Suburban Corp. .......   67,700      1,394,620
    UGI Corp. .........................   23,500        878,665
                                                   ------------
                                                      3,709,143
                                                   ------------
TOTAL COMMON STOCK
  (Cost $249,081,478)..................             242,878,630
                                                   ------------
FOREIGN STOCK -- 1.8%
CHEMICALS -- 0.6%
    Agrium, Inc. -- (CAD)..............  142,200      1,608,282
                                                   ------------
INSURANCE -- 0.6%
    Platinum Underwriters Holdings
      Ltd. -- (BMD)*...................   54,500      1,436,075
                                                   ------------
PHARMACEUTICALS -- 0.6%
    Taro Pharmaceuticals Industries
      Ltd. -- (ISL)*...................   40,000      1,504,000
                                                   ------------
TOTAL FOREIGN STOCK
  (Cost $3,935,665)....................               4,548,357
                                                   ------------
TOTAL INVESTMENTS -- 97.4%
  (Cost $253,017,143)..................             247,426,987
OTHER ASSETS LESS
  LIABILITIES -- 2.6%..................               6,599,266
                                                   ------------
NET ASSETS -- 100.0%...................            $254,026,253
                                                   ============

--------------------------------------------------------------------------------

Definitions of abbreviations and annotations are included following the Schedules of Investments.

See Notes to Financial Statements.

AST PIMCO TOTAL RETURN BOND PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                         PAR
                                        (000)          VALUE
                                        -----          -----
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 33.4%
    Federal Home Loan Mortgage Corp.
      6.00%, 02/01/16-09/01/16......  $   14,198   $   14,871,945
      6.25%, 07/15/32...............       2,100        2,387,477
      6.30%, 02/01/24 [VR]..........         295          301,792
      6.50%, 01/30/43...............       5,100        5,388,468
      8.25%, 08/01/17...............          83           90,088
                                                   --------------
                                                       23,039,770
                                                   --------------
    Federal National Mortgage Assoc.
      4.327%, 08/01/29 [ARM]........         531          542,803
      4.475%, 05/01/36 [VR].........      32,230       33,078,247
      4.544%, 11/01/35 [ARM]........       9,890       10,170,364
      4.549%, 01/01/28 [VR].........         393          404,968
      5.50%, 12/01/16-01/21/18......     160,815      166,720,143
      6.00%, 08/01/13-01/01/29......     314,366      328,808,951
      6.13%, 01/01/24 [VR]..........          29           29,806
      6.25%, 05/25/08 [IO],+........         198            9,067
      6.50%, 09/15/28-07/15/32......      25,810       26,980,558
      6.90%, 05/25/23...............         290          338,032
      7.00%, 09/15/29-09/15/32......      11,349       12,035,526
                                                   --------------
                                                      579,118,465
                                                   --------------
    Government National Mortgage Assoc.
      4.25%, 04/20/30-05/20/30
        [VR]........................       1,072        1,098,446
      4.50%, 07/20/30-02/20/32
        [VR]........................      31,583       32,410,414
      5.375%, 03/20/17-02/20/27
        [VR]........................       9,952       10,290,977
      5.75%, 08/20/23-09/20/24
        [VR]........................       2,934        3,021,548
      6.00%, 04/01/16-11/20/29......      14,765       15,297,611
      6.50%, 09/15/23-09/15/32......      52,976       55,858,017
      6.625%, 10/20/23-12/20/26
        [VR]........................       5,400        5,586,027
      7.00%, 02/15/24-09/15/32......      25,274       26,802,170
                                                   --------------
                                                      150,365,210
                                                   --------------
    (Cost $736,690,301).............                  752,523,445
                                                   --------------
CORPORATE OBLIGATIONS -- 20.4%
AIRLINES -- 0.5%
    American Airlines, Inc.
      7.858%, 10/01/11..............       4,200        4,076,871
      10.19%, 05/26/15..............         250          165,536
    Continental Airlines, Inc.
      6.954%, 02/02/11..............       6,809        3,692,633
      7.256%, 09/15/21..............       1,284        1,126,331
    United Air Lines, Inc.
      10.36%, 11/13/12..............       6,925        1,388,227
      10.36%, 11/27/12..............         500          100,233
      10.02%, 03/22/14..............       2,000          467,270
                                                   --------------
                                                       11,017,101
                                                   --------------
AUTOMOBILE MANUFACTURERS -- 1.0%
    DaimlerChrysler Corp.
      2.00%, 08/21/03 [FRN].........         800          798,329
      8.50%, 01/18/31...............       4,000        4,937,788

                                         PAR
                                        (000)          VALUE
                                        -----          -----
    DaimlerChrysler NA Holding Corp.
      2.322%, 08/01/03 [FRN]........  $   14,800   $   14,790,765
    Ford Motor Co.
      7.45%, 07/16/31...............         900          784,988
                                                   --------------
                                                       21,311,870
                                                   --------------
BUSINESS SERVICES -- 0.1%
    Trinom Ltd.
      5.41%, 06/18/04 144A, [FRN]...       1,400        1,410,570
                                                   --------------
CABLE TELEVISION -- 0.0%
    Comcast Cable Communications,
      Inc.
      6.75%, 01/30/11...............         900          938,181
                                                   --------------
CHEMICALS -- 0.1%
    Lyondell Chemical Co.
      9.50%, 12/15/08 144A..........       1,400        1,309,000
                                                   --------------
CONGLOMERATES -- 0.0%
    Philip Morris Co., Inc.
      7.75%, 01/15/27...............       1,700        1,875,802
                                                   --------------
ENTERTAINMENT & LEISURE -- 2.7%
    AOL Time Warner, Inc.
      7.70%, 05/01/32...............      16,300       17,024,551
    The Walt Disney Co.
      4.50%, 09/15/04...............      27,500       28,204,550
      6.375%, 03/01/12..............      10,000       10,956,890
      7.00%, 03/01/32...............       5,000        5,561,310
                                                   --------------
                                                       61,747,301
                                                   --------------
FINANCIAL-BANK & TRUST -- 1.1%
    Bank One Corp.
      5.90%, 11/15/11...............       1,600        1,737,560
    CIT Group, Inc.
      7.125%, 10/15/04..............       7,000        7,400,463
    Protective Life Fund Bank Loan
      2.19%, 01/17/03 144A, [FRN]...      10,000       10,003,190
    Wachovia Corp.
      4.95%, 11/01/06...............       5,200        5,553,584
                                                   --------------
                                                       24,694,797
                                                   --------------
FINANCIAL SERVICES -- 6.0%
    CIT Group, Inc.
      2.31%, 04/07/03 [FRN].........         400          400,000
      7.50%, 11/14/03...............       5,515        5,734,425
    Ford Motor Credit Corp.
      1.70%, 06/20/03 [FRN].........      16,900       16,787,632
      7.25%, 10/25/11...............       2,200        2,141,099
    Gemstone Investor Ltd.
      7.71%, 10/31/04 144A..........       3,600        2,768,278
    General Electric Capital Corp.
      6.125%, 02/22/11..............       3,300        3,579,748
      5.45%, 01/15/13...............       5,700        5,932,229
    General Motors Acceptance Corp.
      2.67%, 03/22/04 [FRN].........      17,000       16,743,368
      2.01%, 04/05/04 [FRN].........      10,000        9,761,370
      2.01%, 04/05/04 [FRN].........       2,000        1,952,154

AST PIMCO TOTAL RETURN BOND PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                         PAR
                                        (000)          VALUE
                                        -----          -----
      2.486%, 05/04/04 [FRN]........  $   26,500   $   25,967,669
      6.85%, 06/17/04...............       2,000        2,083,578
      2.19%, 07/21/04 [FRN].........       5,150        4,988,285
      2.21%, 07/30/04 [FRN].........       7,900        7,654,974
      6.875%, 08/28/12..............       2,300        2,271,165
      8.00%, 11/01/31...............       3,000        3,024,831
    Household Finance Corp.
      2.146%, 05/28/04 [FRN]........       4,100        4,054,609
    LG&E Capital Corp.
      6.205%, 05/01/04 144A.........       5,000        5,207,850
    Morgan Stanley Co. [TRCRS]
      7.22%, 09/15/11 144A, [FRN]...       2,976        3,336,676
    Pemex Finance Ltd.
      5.72%, 11/15/03...............       1,650        1,678,289
    Pemex Master Trust
      8.00%, 11/15/11 144A..........       2,700        2,909,250
    Sr Wind Ltd. Cl-A2
      6.645%, 05/18/05 144A,
        [FRN].......................       4,000        4,009,440
      7.145%, 05/18/05 144A,
        [FRN].......................       2,000        2,050,460
                                                   --------------
                                                      135,037,379
                                                   --------------
FOOD -- 0.0%
    Kroger Co.
      7.50%, 04/01/31...............       1,100        1,234,292
                                                   --------------
LUMBER & WOOD PRODUCTS -- 0.8%
    Weyerhaeuser Co.
      8.50%, 01/15/25...............      15,425       18,978,272
                                                   --------------
OIL & GAS -- 1.7%
    El Paso Corp.
      7.75%, 01/15/32...............      22,800       14,169,950
    Kerr McGee Corp.
      2.548%, 06/28/04 144A,
        [FRN].......................       2,600        2,601,830
    Kinder Morgan Energy
      7.125%, 03/15/12..............         900        1,010,881
    Phillips Petroleum Co.
      8.50%, 05/25/05...............      10,000       11,377,430
    Williams Companies, Inc. Cl-A
      6.75%, 01/15/17...............      15,000       10,575,000
                                                   --------------
                                                       39,735,091
                                                   --------------
PAPER & FOREST PRODUCTS -- 0.8%
    International Paper Co.
      3.13%, 06/20/04 144A, [FRN]...      17,625       17,415,703
                                                   --------------
TELECOMMUNICATIONS -- 4.3%
    AT&T Corp.
      3.572%, 04/18/03 [FRN],++.....      16,600       16,605,187
      8.00%, 11/15/31...............      10,000       11,060,190
    AT&T Wireless Services, Inc.
      7.875%, 03/01/11..............         700          701,750
    Bell Atlantic Financial
      5.75%, 04/01/03...............       4,500        4,560,750
    Qwest Capital Funding Corp.
      7.25%, 02/15/11...............         153           98,685

                                         PAR
                                        (000)          VALUE
                                        -----          -----
    Qwest Corp.
      8.875%, 03/15/12 144A.........  $      600   $      585,000
      7.25%, 09/15/25...............         900          715,500
      7.20%, 11/10/26...............      13,250       10,401,250
    Sprint Capital Corp.
      6.00%, 01/15/07...............       7,700        7,245,638
      6.375%, 05/01/09..............       5,000        4,556,905
      8.375%, 03/15/12..............      14,500       14,454,949
      8.75%, 03/15/32...............      13,000       12,387,609
    U.S. West
      8.875%, 06/01/31..............         500          452,500
    Verizon Global Funding Corp.
      6.125%, 06/15/07..............      10,800       11,861,521
    Verizon New York, Inc.
      6.875%, 04/01/12..............         500          562,868
                                                   --------------
                                                       96,250,302
                                                   --------------
UTILITIES -- 1.2%
    National Rural Utilities Co.
      2.83%, 04/26/04 [FRN].........       2,000        2,007,242
      7.25%, 03/01/12...............      15,000       17,233,230
    Pacific Gas & Electric Co.
      7.575%, 10/31/49 144A,
        [FRN].......................       1,100        1,050,500
    Progress Energy, Inc.
      7.75%, 03/01/31...............       6,240        7,118,211
                                                   --------------
                                                       27,409,183
                                                   --------------
TOTAL CORPORATE OBLIGATIONS
  (Cost $475,969,019)...............                  460,364,844
                                                   --------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 15.1%
    Bear Stearns Trust
      Series 2001-10 Cl-VIA
      6.086%, 02/25/32 [ARM]........       1,576        1,585,019
    Bear Stearns Trust
      Series 2001-8 Cl-VIA
      6.642%, 11/25/31 [ARM]........       3,671        3,741,397
    Bear Stearns Trust
      Series 2002-11 Cl A-1
      5.60%, 12/30/32 [ARM].........       4,600        4,670,439
    Bear Stearns Trust
      Series 2002-11 Cl A-2
      5.381%, 01/25/33 [ARM]........      13,700       13,975,064
    Bear Stearns Trust
      Series 2002-9 Cl-2A
      5.439%, 12/30/32 [ARM]........       2,482        2,532,156
    Chase Mortgage Finance Corp.
      Series 1999-S8 Cl-A1
      6.35%, 06/25/29...............       2,492        2,530,452
    Citicorp Mortgage Securities,
      Inc.
      Series 1992-17 Cl-A
      4.916%, 09/25/22..............         118          121,695
    CMC Securities Corp. III
      Series 1998-1 Cl-A19
      6.75%, 05/25/28...............      36,592       37,995,191

AST PIMCO TOTAL RETURN BOND PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                         PAR
                                        (000)          VALUE
                                        -----          -----
    Credit Suisse First Boston, Inc.
      Series 1998-1 Cl-A5
      6.75%, 09/25/28...............  $    3,500   $    3,595,188
    E-Trade Bank Trust
      Series 2001-01 Cl-A1
      7.045%, 08/31/31 [VR].........       5,199        5,254,974
    Federal Home Loan Mortgage Corp.
      Series 2064 Cl-ZA
      6.50%, 05/15/28...............      10,429       11,137,458
    First Horizon Asset Securities,
      Inc.
      Series 2001-7 Cl-A1
      6.75%, 11/25/31...............       2,264        2,323,910
    Freddie Mac
      Series 2145 Cl-MZ
      6.50%, 04/15/29...............      12,747       13,575,841
    G-Wing Ltd.
      Series 2001-WH1A Cl-B
      4.09%, 11/06/11 144A..........      11,100       10,978,594
    GEM Trust
      Series 1999-1 Cl-1A3
      6.625%, 04/25/29..............      18,613       19,144,219
    GS Mortgage Securities Corp. II
      Series 2001-1285 Cl-A2
      6.526%, 08/15/18 144A.........       2,000        2,229,609
    Indymac Trust
      Series 2001-H2 Cl-A2
      6.449%, 01/25/32 [ARM]........       1,942        1,977,876
    Merrill Lynch Mortgage
      Investors, Inc.
      Series 1998-C3 C1-A1
      5.65%, 12/15/30...............       5,570        5,853,988
    Morgan Stanley Dean Witter
      Capital I
      Series 2001-SGMA Cl-A
      1.722%, 07/11/11 144A,
        [FRB].......................       9,299        9,260,865
    Nationslink Funding Corp.
      Series 1999-SL Cl-A4
      6.654%, 11/10/30..............         500          543,106
    PHH Mortgage Services Corp.
      Series 1997-6 Cl-A4
      7.103%, 11/18/27 144A,
        [FRN].......................      13,656       14,308,669
    PNC Mortgage Securities Corp.
      Series 1997-3 Cl-2A4
      7.50%, 05/25/27...............       3,620        3,615,682
    PNC Mortgage Securities Corp.
      Series 1998-1 Cl-5A4
      6.962%, 02/25/28..............      13,568       13,736,201
    Prudential-Bache Trust
      Series 14 Cl-G
      8.40%, 03/20/21...............         652          676,588
    Residential Asset Securitization
      Trust
      Series 2001-A1 CL-1A5
      7.13%, 07/25/31...............      24,300       25,927,386

                                         PAR
                                        (000)          VALUE
                                        -----          -----
    Residential Funding Mortgage
      Securities I
      Series 1998-S30 Cl-A6
      6.50%, 12/25/28...............  $   31,313   $   32,325,814
    Residential Funding Mortgage
      Securities I
      Series 1999-16 Cl-A4
      6.75%, 07/30/29...............      10,000       10,386,687
    Residential Funding Mortgage
      Securities I
      Series 2002-SA2 Cl-A1
      5.691%, 09/25/32..............       6,163        6,345,237
    Rothschild, (L.F.) Mortgage
      Trust
      Series 2 Cl-2
      9.95%, 08/01/17...............         428          482,030
    Salomon Brothers Mortgage
      Securities
      Series 1999-3 Cl-A
      1.80%, 05/25/29 [FRN].........       1,296        1,296,540
    Salomon Brothers Mortgage
      Securities VII
      Series 1999-NC4 Cl-A
      1.82%, 09/25/29 [FRN].........       2,700        2,700,323
      Salomon Brothers Mortgage
        Securities VII
        Series 2000-BOA1 Cl-A
      7.60%, 08/25/30...............         113          113,326
    Small Business Administration
      Series 2000-P10B Cl-1
      7.449%, 08/01/10..............       3,225        3,689,342
    Small Business Administration
      Series 2001-P10B Cl-1
      6.344%, 08/01/11..............      16,832       18,343,705
    Structured Asset Mortgage
      Investments, Inc.
      Series 1992-2 Cl-1A3
      6.30%, 05/25/29...............      27,862       28,651,662
    Structured Asset Securities
      Corp.
      Series 2001-15A Cl-2A1
      6.50%, 10/25/31 [VR]..........       2,722        2,806,930
    Structured Asset Securities
      Corp.
      Series 2002-1A Cl-4A
      6.29%, 02/25/32 [VR]..........       3,353        3,392,481
    Washington Mutual
      Series 2002-AR11 Cl-A1
      5.243%, 10/25/32 [VR].........      17,854       18,397,426
    Wells Fargo Mortgage Backed
      Securities Trust
      Series 2001-2 Cl-A1
      7.00%, 02/25/16...............         843          861,679
                                                   --------------
    (Cost $326,601,555).............                  341,084,749
                                                   --------------

AST PIMCO TOTAL RETURN BOND PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                         PAR
                                        (000)          VALUE
                                        -----          -----
U.S. TREASURY OBLIGATIONS -- 8.2%
    U.S. Treasury Bonds 7.50%,
      11/15/16......................  $   28,100   $   36,756,121
      8.75%, 05/15/17...............      23,100       33,404,771
      8.875%, 08/15/17..............       7,200       10,525,219
      5.50%, 08/15/28...............       5,500        5,944,301
                                                   --------------
                                                       86,630,412
                                                   --------------
    U.S. Treasury Inflationary Bonds [TIPS]
      3.375%,
        01/15/07 -- 01/15/12#.......       5,300        6,200,089
      3.875%,
        01/15/09 -- 04/15/29........      44,200       58,745,253
      4.25%, 01/15/10...............       1,600        2,012,851
      3.00%, 07/15/12...............       2,300        2,797,495
                                                   --------------
                                                       69,755,688
                                                   --------------
    U.S. Treasury Notes
      7.25%, 05/15/16...............       5,100        6,531,988
      5.202%, 11/15/16 [PO].........       1,600          811,954
      5.168%, 02/15/17 [PO].........       8,700        4,343,362
      5.171%, 05/15/17 [PO].........       4,800        2,370,374
      5.219%, 05/15/17 [PO].........      14,200        6,992,719
      5.208%, 11/15/27 [PO].........      26,000        7,061,158
                                                   --------------
                                                       28,111,555
                                                   --------------
    (Cost $180,638,728).............                  184,497,655
                                                   --------------
ASSET BACKED SECURITIES -- 4.7%
    Badger TOB Asset Securitization
      Corp.
      6.00%, 06/01/17...............      10,100       10,099,293
    Bayview Financial Acquisition
      Trust
      Series 2001-AA Cl-A
      1.82%, 04/25/31 144A, [FRB]...       1,862        1,939,607
    Bayview Financial Acquisition
      Trust
      Series 2001-BA Cl-A
      1.70%, 07/25/31 144A, [FRB]...      12,253       12,199,602
    Bear Stearns Asset Backed
      Securities, Inc.
      Series 2001-A Cl-AIII
      1.701%, 02/15/31 [FRN]........       1,848        1,847,194
    CDC Mortgage Capital Trust
      Series 2002-HE2 Cl-A
      1.71%, 01/25/33 [FRB].........      19,340       19,286,594
    Conseco Finance Home Improvement
      Series 1999-G Cl-M1
      8.88%, 06/15/24...............       9,250        9,764,519
    Conseco Finance Securities Corp.
      Series 2000-4 Cl-A6
      8.31%, 05/01/32...............       2,000        1,912,540
    Conseco Private Label Master
      Note Trust
      Series 2001-A Cl-A
      1.70%, 11/17/08 [FRN].........       8,700        8,269,748

                                         PAR
                                        (000)          VALUE
                                        -----          -----
    Contimortgage Home Equity Loan
      Trust
      Series 1997-5 Cl-A8
      1.72%, 03/15/24 [FRN].........  $      888   $      886,355
    EMC Mortgage Loan Trust
      Series 2001-A Cl-A
      1.79%, 05/25/40 144A, [FRN]...      25,850       25,805,117
    Providian Gateway Master Trust
      Series 2000-C Cl-A
      1.60%, 03/15/07 144A, [FRN]...      13,800       13,807,867
                                                   --------------
    (Cost $105,964,374).............                  105,818,436
                                                   --------------
SOVEREIGN ISSUES -- 4.2%
BRAZIL -- 1.0%
    Republic of Brazil
      2.563%, 04/15/06 [BRB, FRN]...       3,489        2,695,248
      11.50%, 03/12/08..............       7,000        5,337,500
      2.625%, 04/15/09..............         153          101,837
      11.00%, 01/11/12..............       1,700        1,134,750
      8.00%, 04/15/14 [FRN].........      11,452        7,549,290
      11.00%, 08/17/40..............       6,500        4,062,500
                                                   --------------
                                                       20,881,125
                                                   --------------
GERMANY -- 0.9%
    Bundesrepublic Deutschland
      6.50%, 07/04/27...............       4,300        5,595,573
      5.625%, 01/04/28..............       4,700        5,496,845
      6.25%, 01/04/30...............       4,200        5,336,270
    German Government
      4.75%, 07/04/28...............       2,900        3,001,512
                                                   --------------
                                                       19,430,200
                                                   --------------
MEXICO -- 1.8%
    United Mexican States
      9.875%, 02/01/10..............         600          738,060
      8.375%, 01/14/11..............      20,300       22,989,751
      11.375%, 09/15/16.............         200          268,500
      6.25%, 12/31/19...............       4,300        4,225,012
      8.00%, 09/24/22...............       6,700        6,934,500
      8.30%, 08/15/31...............       5,900        6,239,250
    United Mexican States Value
      Recovery Rights Series B
      0.00%, 06/30/04...............      11,000           41,250
    United Mexican States Value
      Recovery Rights Series C
      0.00%, 06/30/05...............      11,000            6,050
    United Mexican States Value
      Recovery Rights Series D
      0.00%, 06/30/06...............      11,000            6,050
    United Mexican States Value
      Recovery Rights Series E
      0.00%, 06/30/07...............      11,000            6,050
                                                   --------------
                                                       41,454,473
                                                   --------------

AST PIMCO TOTAL RETURN BOND PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                         PAR
                                        (000)          VALUE
                                        -----          -----
PANAMA -- 0.2%
    Republic of Panama
      9.375%, 01/16/23..............  $    4,400   $    4,543,000
                                                   --------------
PERU -- 0.3%
    Republic of Peru
      9.125%, 02/21/12..............       7,100        6,975,750
                                                   --------------
SOUTH AFRICA -- 0.0%
    Republic of South Africa
      9.125%, 05/19/09..............         800          956,000
                                                   --------------
TOTAL SOVEREIGN ISSUES
  (Cost $94,192,537)................                   94,240,548
                                                   --------------
                                      PRINCIPAL
                                       IN LOCAL
                                       CURRENCY
                                        (000)
                                      ---------
FOREIGN BONDS -- 1.6%
TELECOMMUNICATIONS
    British Telecom PLC -- (GBP)
      2.705%, 12/15/03 [FRN]........       2,900        2,918,983
      8.375%, 12/15/10..............       2,500        3,002,640
    Deutsche Telekom International
      Finance -- (NLG)
      9.25%, 06/01/32...............       5,000        6,365,235
    France Telecom -- (FRF) 2.385%,
      07/16/03 144A, [FRN]..........       4,400        4,402,640
      7.70%, 03/01/06...............       5,000        5,478,870
      9.00%, 03/01/31...............      11,500       14,044,582
                                                   --------------
    (Cost $33,030,760)..............                   36,212,950
                                                   --------------
                                         PAR
                                        (000)
                                        -----
MUNICIPAL BONDS -- 0.6%
NEVADA
    Las Vegas Water Authority (MBIA
      Insured)
      5.00%, 06/01/25...............  $    3,840        3,905,856
      5.00%, 06/01/26...............       7,000        7,114,520
      5.00%, 06/01/27...............       2,200        2,234,254
                                                   --------------
    (Cost $13,118,480)..............                   13,254,630
                                                   --------------
                                        NUMBER
                                          OF
                                      CONTRACTS
                                      ---------
OPTIONS -- 0.0%
PUT OPTIONS
    3-Month Euro-Euribor Interest
      Futures, Strike Price 95.625,
      Expires 03/17/03..............       2,625                0
    3-Month Euro-Euribor Interest
      Futures, Strike Price 95.75,
      Expires 03/17/03..............       1,140                0

                                        NUMBER
                                          OF
                                      CONTRACTS        VALUE
                                      ---------        -----
    3-Month Euro-Euribor Interest
      Futures, Strike Price 95.875,
      Expires 03/17/03..............         885   $            0
    Eurodollar Futures, Strike Price
      95.75, Expires 03/17/03*......         510            6,375
                                                   --------------
    (Cost $62,254)..................                        6,375
                                                   --------------
                                         PAR
                                        (000)
                                        -----
SHORT-TERM INVESTMENTS -- 22.2%
COMMERCIAL PAPER -- 9.1%
    ANZ Delaware, Inc.
      1.32%, 03/06/03...............  $   14,000       13,966,633
    CDC Finance
      1.32%, 03/06/03++.............      20,000       19,952,333
    Danske Corp.
      1.33%, 02/25/03...............      30,000       29,939,153
      1.325%, 03/05/03..............       2,900        2,893,169
    HBOS Treasury Service
      1.33%, 02/11/03...............       5,800        5,791,286
      1.34%, 02/19/03...............       2,600        2,595,114
      1.345%, 03/06/03..............       7,400        7,382,029
      1.33%, 03/27/03...............      14,600       14,545,522
    Lloyds TSB Bank PLC
      1.30%, 03/11/03...............       4,700        4,685,913
    Royal Bank of Scotland
      1.31%, 02/27/03...............       3,400        3,392,719
    UBS Finance DE LLC
      1.32%, 02/18/03...............      20,600       20,563,908
      1.315%, 03/12/03..............       9,400        9,375,621
      1.325%, 03/19/03..............      28,500       28,418,181
      1.315%, 04/04/03..............      10,600       10,563,604
    Westpac Capital Corp.
      1.335%, 03/26/03..............      30,000       29,905,438
                                                   --------------
                                                      203,970,623
                                                   --------------
                                        SHARES
                                        ------
REGISTERED INVESTMENT COMPANIES -- 1.4%
    Temporary Investment Cash
      Fund..........................  16,188,907       16,188,907
    Temporary Investment Fund.......  16,188,907       16,188,907
                                                   --------------
                                                       32,377,814
                                                   --------------
                                         PAR
                                        (000)
                                        -----
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 11.1%
    Federal Home Loan Mortgage Corp.
      1.285%, 03/27/03..............  $   32,400       32,311,548
      1.28%, 04/09/03...............      50,000       49,845,050
      1.28%, 04/09/03...............      10,000        9,969,010

AST PIMCO TOTAL RETURN BOND PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                         PAR
                                        (000)          VALUE
                                        -----          -----
    Federal National Mortgage Assoc.
      1.705%, 01/15/03..............  $   85,400   $   85,362,065
      1.24%, 02/12/03#..............         930          928,708
      1.29%, 05/14/03...............      36,600       36,445,658
      1.295%, 05/21/03..............      35,400       35,220,448
      9.40%, 07/25/03...............           0              245
                                                   --------------
                                                      250,082,732
                                                   --------------
U.S. TREASURY OBLIGATIONS -- 0.6%
    U.S. Treasury Bills
      1.19%, 02/13/03#..............      13,160       13,140,801
      1.192%, 02/13/03#.............       1,625        1,622,624
                                                   --------------
                                                       14,763,425
                                                   --------------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $501,140,168)...............                  501,194,594
                                                   --------------
TOTAL INVESTMENTS -- 110.4%
  (Cost $2,467,408,176).............                2,489,198,226
                                                   --------------
                                        NUMBER
                                          OF
                                      CONTRACTS
                                      ---------
WRITTEN OPTIONS -- (0.5)%
CALL OPTIONS -- (0.5)%
  Eurodollar Futures, Strike Price
    98.75, Expires 06/16/03*........         759         (232,444)
  Swap 3-Month LIBOR & Fixed 3.25%,
    Strike Price 3.25, Expires
    05/30/03*.......................         610         (706,319)
  Swap 3-Month LIBOR & Fixed 3.50%,
    Strike Price 3.50, Expires
    12/15/03*.......................          97         (159,022)
  Swap 3-Month LIBOR & Fixed 3.50%,
    Strike Price 3.50, Expires
    12/16/03*.......................         190         (311,277)
  Swap 3-Month LIBOR & Fixed 4.00%,
    Strike Price 4.00, Expires
    07/22/03*.......................         192         (279,149)
  Swap 3-Month LIBOR & Fixed 5.20%,
    Strike Price 5.20, Expires
    11/02/04*.......................         314       (1,815,642)
  Swap 3-Month LIBOR & Fixed 5.50%,
    Strike Price 5.50, Expires
    01/07/05*.......................         245       (1,645,567)
  Swap 3-Month LIBOR & Fixed 6.00%,
    Strike Price 6.00, Expires
    10/19/04*.......................          94         (868,475)
  Swap 3-Month LIBOR & Fixed 6.00%,
    Strike Price 6.00, Expires
    06/09/05*.......................         383       (3,150,175)
  U.S. Treasury Note Futures, Strike
    Price 117, Expires 02/22/03*....       1,428         (892,500)
                                                   --------------
                                                      (10,060,570)
                                                   --------------

                                        NUMBER
                                          OF
                                      CONTRACTS        VALUE
                                      ---------        -----
PUT OPTIONS -- 0.0%
  Eurodollar Futures, Strike Price
    97.50, Expires 06/16/03*........         384   $      (14,400)
  Eurodollar Futures, Strike Price
    98, Expires 06/16/03*...........         146          (12,775)
  Swap 3-Month LIBOR & Fixed 6.00%,
    Strike Price 6.00, Expires
    10/19/04*.......................          94         (175,319)
  Swap 3-Month LIBOR & Fixed 6.70%,
    Strike Price 6.70, Expires
    06/09/05*.......................         223         (396,405)
  Swap 3-Month LIBOR & Fixed 6.70%,
    Strike Price 6.70, Expires
    11/02/04*.......................         314         (382,892)
  Swap 3-Month LIBOR & Fixed 7.0%,
    Strike Price 7.0, Expires
    01/07/05*.......................         245         (280,427)
  U.S. Treasury Note Futures, Strike
    Price 109, Expires 02/22/03*....         479          (59,875)
                                                   --------------
                                                       (1,322,093)
                                                   --------------
TOTAL WRITTEN OPTIONS
  (Cost $(8,754,185))...............                  (11,382,663)
                                                   --------------
                                         PAR
                                        (000)
                                        -----
SALE COMMITMENT -- (1.0)%
    Federal National Mortgage Assoc.
      6.00%, 01/17/17 [TBA]
    (Cost $(22,987,453))............  $   22,100      (23,101,395)
                                                   --------------
LIABILITIES IN EXCESS OF
  OTHER ASSETS -- (8.9%)............                 (199,666,440)
                                                   --------------
NET ASSETS -- 100.0%................               $2,255,047,728
                                                   ==============

Foreign currency exchange contracts outstanding at December 31, 2002:

                                         IN
SETTLEMENT              CONTRACTS     EXCHANGE      CONTRACTS     UNREALIZED
MONTH          TYPE     TO RECEIVE       FOR        AT VALUE     APPRECIATION
-----------------------------------------------------------------------------
02/03        Buy   EUR  13,633,000   $13,592,101   $14,289,008    $ 696,907
                                     ===========   ===========    =========

                                         IN
SETTLEMENT              CONTRACTS     EXCHANGE      CONTRACTS     UNREALIZED
MONTH          TYPE     TO DELIVER       FOR        AT VALUE     DEPRECIATION
-----------------------------------------------------------------------------
02/03        Sell  EUR  4,382,000    $ 4,328,058   $ 4,592,858    $(264,800)
                                     ===========   ===========    =========

AST PIMCO TOTAL RETURN BOND PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002
--------------------------------------------------------------------------------

# Securities with an aggregate market value of $21,892,222 have been segregated with the custodian to cover margin requirements for the following open futures contracts at December 31, 2002:

                                              NOTIONAL
                           EXPIRATION          AMOUNT      UNREALIZED
DESCRIPTION                  MONTH              (000)     APPRECIATION
----------------------------------------------------------------------
U.S. Treasury 10 Year
  Note...................    03/03            $  5,000    $   143,125
U.S. Treasury 30 Year
  Bond...................    03/03              89,000      3,559,563
5 Year Euro-Bobl.........    03/03      EUR    301,600      6,175,815
10 Year Euro Bund........    09/03      EUR     56,200      1,400,653
Euro Dollar..............    06/03      EUR     46,500        619,325
Euro Dollar..............    09/03      EUR      6,500        231,725
Euro Euribor Interest
  Rate...................    03/03      EUR    101,000      1,072,826
Euro Euribor Interest
  Rate...................    06/03      EUR     29,000        177,239
Euro Euribor Interest
  Rate...................    09/03      EUR     96,250        157,363
                                                          -----------
                                                          $13,537,634
                                                          ===========

Written options on foreign bond futures and interest rate futures outstanding at December 31, 2002:

                                                     NUMBER       NOTIONAL        UNREALIZED
                              STRIKE   EXPIRATION      OF          AMOUNT       APPRECIATION/
DESCRIPTION            TYPE   PRICE      MONTH      CONTRACTS       (000)       (DEPRECIATION)
----------------------------------------------------------------------------------------------
5 Year Euro-Bobl
 Futures.............  Call   110.00     02/03          185     EUR    18,500    $  (182,449)
5 Year Euro-Bobl
 Futures.............  Put    108.00     02/03          185     EUR    18,500         37,155
3-Month Euro-Euribor
 Interest Rate
 Futures.............  Put     96.75     03/03        1,104     EUR   276,000        194,254
3-Month Euro-Euribor
 Interest Rate
 Futures.............  Put     97.00     03/03        3,075     EUR   768,750      1,247,241
3-Month Euro-Euribor
 Interest Rate
 Futures.............  Put     96.75     06/03          142     EUR    35,500         70,143
3-Month Euro-Euribor
 Interest Rate
 Futures.............  Put     96.50     12/03          142     EUR    35,500         94,340
3-Month Euro-Euribor
 Interest Rate
 Futures.............  Put     96.75     12/03          149     EUR    37,250        108,155
                                                                                 -----------
(Premiums Received $1,915,983)                                                   $ 1,568,839
                                                                                 ===========

Interest rate swap agreements outstanding at December 31, 2002:

                                            NOTIONAL      UNREALIZED
                           EXPIRATION        AMOUNT     APPRECIATION/
DESCRIPTION                  MONTH           (000)      (DEPRECIATION)
----------------------------------------------------------------------
Receive fixed rate
  payments of 6.00%
  and pay variable
  rate payments on the
  six month LIBOR-BBA
  floating
  rate.+(a)...........    03/17      EUR        2,000    $    22,969
Receive fixed rate
  payments of 6.00%
  and pay variable
  rate payments on the
  six month LIBOR-BBA
  floating
  rate.+(b)...........    03/17      EUR       15,000        158,672

                                            NOTIONAL      UNREALIZED
                           EXPIRATION        AMOUNT     APPRECIATION/
DESCRIPTION                  MONTH           (000)      (DEPRECIATION)
----------------------------------------------------------------------
Receive fixed rate
  payments of 6.00%
  and pay variable
  rate payments on the
  six month LIBOR-BBA
  floating
  rate.+(c)...........    03/32      EUR        5,300    $   125,373
Receive fixed rate
  payments of 6.00%
  and pay variable
  rate payments on the
  six month LIBOR-BBA
  floating
  rate.+(a)...........    03/32      EUR        6,600        192,785
Receive variable rate
  payments on the six
  month LIBOR-BBA
  floating rate and
  pay fixed rate
  payments of
  5.00%.+(a)..........    03/17      GBP        1,200         (9,607)
Receive variable rate
  payments on the six
  month LIBOR-BBA
  floating rate and
  pay fixed rate
  payments of
  5.00%.+(c)..........    03/17      GBP        2,500        (21,932)
Receive variable rate
  payments on the six
  month LIBOR-BBA
  floating rate and
  pay fixed rate
  payments of
  5.00%.+(b)..........    03/17      GBP        6,800        (21,819)
Receive variable rate
  payments on the six
  month LIBOR-BBA
  floating rate and
  pay fixed rate
  payments of
  5.00%.+(a)..........    03/32      GBP        3,600         11,525
Receive variable rate
  payments on the six
  month LIBOR-BBA
  floating rate and
  pay fixed rate
  payments of
  5.00%.+(c)..........    03/32      GBP        3,100        (18,205)
Receive variable rate
  payments on the six
  month LIBOR-BBA
  floating rate and
  pay fixed rate
  payments of
  0.39%.+(b)..........    06/07      JPY    1,179,200        (20,229)

AST PIMCO TOTAL RETURN BOND PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                            NOTIONAL      UNREALIZED
                           EXPIRATION        AMOUNT     APPRECIATION/
DESCRIPTION                  MONTH           (000)      (DEPRECIATION)
----------------------------------------------------------------------
Receive variable rate
  payments on the six
  month LIBOR-BBA
  floating rate and
  pay fixed rate
  payments of
  0.324%.+(b).........    09/07      JPY    2,800,000    $   (21,212)
Receive variable rate
  payments on the six
  month LIBOR-BBA
  floating rate and
  pay fixed rate
  payments of
  1.805%.+(d).........    01/11      JPY      727,000       (560,164)
Receive variable rate
  payments on the
  three month
  LIBOR-BBA floating
  rate and pay fixed
  rate payments of
  5.00%.+(b)..........    06/13            $   25,100       (831,714)
Receive variable rate
  payments on the
  three month
  LIBOR-BBA floating
  rate and pay fixed
  rate payments of
  5.00%.+(a)..........    06/13                20,900       (692,542)

                                            NOTIONAL      UNREALIZED
                           EXPIRATION        AMOUNT     APPRECIATION/
DESCRIPTION                  MONTH           (000)      (DEPRECIATION)
----------------------------------------------------------------------
Receive variable rate
  payments on the
  three month
  LIBOR-BBA floating
  rate and pay fixed
  rate payments of
  5.00%.+(e)..........    06/13            $   16,500    $  (546,744)
Receive variable rate
  payments on the
  three month
  LIBOR-BBA floating
  rate and pay fixed
  rate payments of
  6.00%.+(f)..........    06/23                 9,500       (338,498)
                                                         -----------
                                                         $(2,571,342)
                                                         ===========

Brokers/Counterparties
(a) J.P. Morgan Chase & Co.
(b) Goldman Sachs
(c) UBS -- Warburg
(d) Morgan Stanley
(e) Lehman Brothers, Inc.
(f) Merrill Lynch

--------------------------------------------------------------------------------

Definitions of abbreviations and annotations are included following the Schedules of Investments.

++ Security is restricted to resale and may not be resold except to qualified institutional buyers. At the end of the current reporting period, these securities amounted to 1.62% of net assets.

See Notes to Financial Statements.

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                         SHARES        VALUE
                                         ------        -----
COMMON STOCK -- 49.9%
ADVERTISING -- 0.0%
    Donnelley, (R.R.) & Sons Co.@....       2,600   $     56,602
    Lamar Advertising Co.*...........       1,200         40,380
                                                    ------------
                                                          96,982
                                                    ------------
AEROSPACE -- 0.7%
    Boeing Co.@......................      11,900        392,581
    General Dynamics Corp. ..........       1,400        111,118
    Lockheed Martin Corp.@...........       7,700        444,675
    MTC Technologies, Inc.*..........       2,000         50,600
    Northrop Grumman Corp. ..........       2,900        281,300
    Raytheon Co.@....................      13,200        405,900
    Triumph Group, Inc.*.............       2,000         63,880
    United Technologies Corp. .......       3,600        222,984
                                                    ------------
                                                       1,973,038
                                                    ------------
AIRLINES -- 0.1%
    Atlantic Coast Airlines Holdings,
      Inc.*..........................       5,700         68,571
    Delta Air Lines, Inc. ...........       5,000         60,500
    Frontier Airlines, Inc.*.........      19,700        133,172
    SkyWest, Inc. ...................       3,200         41,824
    Southwest Airlines Co.@..........       6,787         94,339
                                                    ------------
                                                         398,406
                                                    ------------
AUTOMOBILE MANUFACTURERS -- 0.2%
    General Motors Corp.@............      11,280        415,781
    Navistar International Corp.*....       3,000         72,930
    Oshkosh Truck Corp. .............       2,000        123,000
                                                    ------------
                                                         611,711
                                                    ------------
AUTOMOTIVE PARTS -- 0.1%
    ArvinMeritor, Inc. ..............       1,800         30,006
    Autoliv, Inc. ...................       3,500         73,255
    Delphi Corp. ....................      11,419         91,923
    Lear Corp.*......................       3,200        106,496
    O'Reilly Automotive, Inc.*.......       3,200         80,928
                                                    ------------
                                                         382,608
                                                    ------------
BEVERAGES -- 1.3%
    Anheuser-Busch Companies,
      Inc. ..........................      11,000        532,400
    Boston Beer Co., Inc. Cl-A*......       1,700         24,310
    Coca-Cola Co. ...................      38,600      1,691,452
    PepsiCo, Inc. ...................      26,800      1,131,496
                                                    ------------
                                                       3,379,658
                                                    ------------
BROADCASTING -- 0.7%
    Cox Radio, Inc. Cl-A*............      11,300        257,753
    Emmis Communications Corp.
      Cl-A*..........................         800         16,664
    Hispanic Broadcasting Corp.*.....       1,600         32,880
    Liberty Media Corp. Cl-A*........      26,624        238,019
    Meredith Corp. ..................         600         24,666
    News Corp. Ltd. [ADR]............       5,200        136,500
    Radio One, Inc. Cl-D*............       2,200         31,746

                                         SHARES        VALUE
                                         ------        -----
    Scripps, (E.W.) Co. Cl-A.........       1,000   $     76,950
    Spanish Broadcasting Systems,
      Inc. Cl-A*.....................      31,600        227,520
    Univision Communications, Inc.
      Cl-A*@.........................      25,500        624,750
    Westwood One, Inc.*@.............       2,400         89,664
                                                    ------------
                                                       1,757,112
                                                    ------------
BUILDING MATERIALS -- 0.2%
    American Standard Companies,
      Inc.*..........................       1,300         91,895
    Martin Marietta Materials,
      Inc. ..........................       1,500         45,990
    Masco Corp. .....................       7,400        155,770
    SCP Pool Corp.*..................       5,850        170,820
                                                    ------------
                                                         464,475
                                                    ------------
BUSINESS SERVICES -- 1.0%
    Accenture Ltd. Cl-A*.............       6,700        120,533
    BearingPoint, Inc.*..............      22,700        156,630
    ChoicePoint, Inc.*@..............       1,066         42,096
    Corporate Executive Board Co.*...       4,400        140,448
    Dun & Bradstreet Corp.*..........       1,250         43,113
    Exult, Inc.*.....................     196,400        624,552
    Fair, Isaac & Co., Inc.@.........       3,165        135,146
    First Data Corp. ................      17,700        626,756
    Forrester Research, Inc.*........       3,000         46,710
    G & K Services, Inc. ............       1,200         42,481
    Iron Mountain, Inc.*.............       2,950         97,380
    Manpower, Inc. ..................       4,700        149,930
    On Assignment, Inc.*.............       3,300         28,116
    Paychex, Inc.@...................      12,200        340,380
    Robert Half International,
      Inc.*..........................       6,500        104,715
                                                    ------------
                                                       2,698,986
                                                    ------------
CABLE TELEVISION -- 0.3%
    Comcast Corp. Cl-A*..............      32,321        761,806
    Cox Communications, Inc. Cl-A*@..       2,473         70,233
                                                    ------------
                                                         832,039
                                                    ------------
CHEMICALS -- 0.8%
    Arch Chemicals, Inc. ............       4,150         75,738
    Cabot Corp. .....................       8,200        217,628
    Cabot Microelectronics Corp.*....         849         40,073
    Dow Chemical Co.@................      18,500        549,450
    DuPont, (E.I.) de Nemours &
      Co. ...........................      13,259        562,181
    Great Lakes Chemical Corp. ......       1,300         31,044
    IMC Global, Inc.@................       7,000         74,690
    Minerals Technologies, Inc. .....         900         38,835
    Potash Corp. of Saskatchewan,
      Inc. ..........................       4,800        305,232
    Symyx Technologies, Inc.*........       5,700         71,763
    Valspar Corp. ...................       1,300         57,434
                                                    ------------
                                                       2,024,068
                                                    ------------
CLOTHING & APPAREL -- 0.2%
    Coach, Inc.*.....................       2,800         92,176
    Nike, Inc. Cl-B..................       7,200        320,184

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                         SHARES        VALUE
                                         ------        -----
    Ross Stores, Inc. ...............       2,000   $     84,780
    Too, Inc.*.......................       5,300        124,656
                                                    ------------
                                                         621,796
                                                    ------------
COMPUTER HARDWARE -- 1.3%
    Dell Computer Corp.*.............      41,500      1,109,710
    Hewlett-Packard Co. .............      41,085        713,236
    Insight Enterprises, Inc.*.......       5,100         42,381
    International Business Machines
      Corp. .........................      14,350      1,112,125
    Lexmark International, Inc.*@....       7,200        435,600
    Storage Technology Corp.*........       6,100        130,662
                                                    ------------
                                                       3,543,714
                                                    ------------
COMPUTER SERVICES & SOFTWARE -- 2.9%
    Adobe Systems, Inc. .............       8,600        213,289
    Affiliated Computer Services,
      Inc.
      Cl-A*@.........................       1,600         84,240
    BARRA, Inc.*.....................       2,000         60,660
    BISYS Group, Inc.*...............       2,000         31,800
    Borland Software Corp.*..........       3,000         36,900
    Brocade Communications Systems,
      Inc.*..........................       4,700         19,458
    Cadence Design Systems, Inc.*....       3,700         43,623
    Ceridan Corp.*...................       3,100         44,702
    Cisco Systems, Inc.*.............     107,700      1,410,870
    DST Systems, Inc.*...............       3,000        106,650
    EMC Corp.*@......................       7,300         44,822
    FactSet Research Systems,
      Inc.@..........................       2,000         56,540
    Global Payments, Inc. ...........       2,000         64,020
    Henry, (Jack) & Associates,
      Inc. ..........................       3,600         43,344
    Mercury Interactive Corp.*@......       4,000        118,600
    Microsoft Corp.*.................      84,100      4,347,970
    Oracle Corp.*....................      48,400        522,720
    SERENA Software, Inc.*...........       4,300         67,897
    Sun Microsystems, Inc.*@.........      12,700         39,497
    Tech Data Corp.*.................       2,800         75,488
    Tibco Software, Inc.*............       7,400         45,732
    Veritas Software Corp.*@.........      18,500        288,970
    Websense, Inc.*..................       2,000         42,722
                                                    ------------
                                                       7,810,514
                                                    ------------
CONGLOMERATES -- 1.5%
    3M Co.@..........................       5,600        690,480
    Honeywell International, Inc. ...      29,300        703,200
    ITT Industries, Inc. ............       1,200         72,828
    Philip Morris Co., Inc. .........      39,900      1,617,147
    Tyco International Ltd.@.........      60,100      1,026,508
                                                    ------------
                                                       4,110,163
                                                    ------------
CONSTRUCTION -- 0.1%
    Beazer Homes USA, Inc.*..........         400         24,240
    D.R. Horton, Inc. ...............       3,214         55,763
    Insituform Technologies, Inc.
      Cl-A*..........................       2,400         40,920

                                         SHARES        VALUE
                                         ------        -----
    Standard Pacific Corp. ..........         800   $     19,872
    Toll Brothers, Inc.*@............       3,400         68,680
                                                    ------------
                                                         209,475
                                                    ------------
CONSUMER PRODUCTS & SERVICES -- 2.5%
    Brunswick Corp.@.................       6,500        129,090
    Clorox Co.@......................       6,056        249,810
    Colgate-Palmolive Co. ...........       7,700        403,711
    Dollar Thrifty Automotive Group,
      Inc.*..........................       5,300        112,095
    Fortune Brands, Inc.@............       5,000        232,550
    Gillette Co. ....................      13,600        412,896
    Hasbro, Inc. ....................       8,400         97,020
    JAKKS Pacific, Inc.*.............       5,200         70,044
    Johnson & Johnson Co. ...........      36,646      1,968,257
    Kimberly-Clark Corp. ............       5,900        280,073
    Lancaster Colony Corp. ..........       1,950         76,206
    National Presto Industries,
      Inc. ..........................       2,500         73,450
    Procter & Gamble Co. ............      24,200      2,079,747
    Safelite Glass Corp. Cl-A
      Warrants*+.....................       3,162              0
    Safelite Glass Corp. Cl-B*+......       1,290          2,503
    Safelite Glass Corp. Cl-B
      Warrants*+.....................       2,108              0
    ServiceMaster Co. ...............       3,800         42,180
    USA Interactive*@................      20,600        472,152
    Whirlpool Corp. .................       1,100         57,442
                                                    ------------
                                                       6,759,226
                                                    ------------
CONTAINERS & PACKAGING -- 0.0%
    Smurfit-Stone Container
      Corp.*@........................       3,100         47,712
                                                    ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 1.4%
    Aeroflex, Inc.*..................       4,000         27,600
    AVX Corp. .......................       7,200         70,560
    C & D Technologies, Inc. ........       2,700         47,709
    Cable Design Techologies
      Corp.*.........................       2,500         14,750
    Consolidated Edison, Inc.@.......       9,300        398,226
    Cooper Industries Ltd. Cl-A......       5,200        189,540
    General Electric Co. ............      87,700      2,135,495
    General Motors Corp. Cl-H*.......      11,000        117,700
    Gentex Corp.*....................       3,200        101,248
    Hitachi Ltd. [ADR]...............         700         26,075
    Jabil Circuit, Inc.*@............      18,000        322,560
    Littelfuse, Inc.*................       2,600         43,836
    Plexus Corp.*....................      10,000         87,800
    Sanmina-SCI Corp.*...............      18,708         83,999
    Technitrol, Inc. ................       1,500         24,210
    Ultimate Electronics, Inc.*......       4,600         46,690
                                                    ------------
                                                       3,737,998
                                                    ------------
ENTERTAINMENT & LEISURE -- 0.6%
    Argosy Gaming Co.*...............         800         15,144
    Carnival Corp.@..................      16,800        419,160
    Disney, (Walt) Co. ..............      35,392        577,244
    Macrovision Corp.*...............       7,200        115,488

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                         SHARES        VALUE
                                         ------        -----
    Mandalay Resort Group*@..........       2,400   $     73,464
    Mikohn Gaming Corp.
      Warrants*144A..................          75              0
    Park Place Entertainment
      Corp.*.........................       9,400         78,960
    Travelcenters of America*........         525          5,250
    Viacom, Inc. Cl-B*...............       9,200        374,992
                                                    ------------
                                                       1,659,702
                                                    ------------
ENVIRONMENTAL SERVICES -- 0.2%
    Waste Management, Inc. ..........      18,359        420,788
                                                    ------------
FINANCIAL-BANK & TRUST -- 4.5%
    Australia & New Zealand Banking
      Group Ltd. [ADR]...............       2,900        141,955
    Banco Bradesco SA [ADR]..........       6,400         95,360
    Banco Santander Chile [ADR]......      12,400        231,012
    Bank of America Corp.@...........      35,560      2,473,908
    BankAtlantic Bancorp, Inc.
      Cl-A...........................       8,700         82,215
    Banknorth Group, Inc. ...........       5,700        128,820
    Boston Private Financial
      Holdings, Inc. ................      17,900        355,494
    Comerica, Inc. ..................       4,700        203,228
    Commerce Bancshares, Inc. .......       3,643        143,133
    Community First Bankshares,
      Inc. ..........................       4,700        124,362
    Compass Bancshares, Inc. ........       5,000        156,350
    East West Bancorp, Inc. .........       2,800        101,024
    FleetBoston Financial Corp. .....      27,356        664,751
    Huntington Bancshares, Inc. .....      17,400        325,554
    J.P. Morgan Chase & Co.@.........      43,688      1,048,512
    M&T Bank Corp. ..................       1,500        119,025
    Mercantile Bankshares Corp. .....       3,700        142,783
    National Commerce Financial
      Corp. .........................       4,100         97,785
    Northern Trust Corp. ............       8,900        311,945
    Popular, Inc. ...................       4,100        138,580
    Southwest Bancorporation of
      Texas, Inc.*...................       2,700         77,787
    State Street Corp. ..............       7,900        308,100
    TCF Financial Corp. .............       2,900        126,701
    Texas Regional Bancshares, Inc.
      Cl-A...........................       3,650        129,725
    U.S. Bancorp.....................      75,500      1,602,110
    UCBH Holdings, Inc.@.............       3,000        127,350
    Uniao de Bancos Brasileiros SA
      [ADR]..........................       7,000         76,650
    Wachovia Corp. ..................      39,200      1,428,448
    Wells Fargo & Co. ...............      13,000        609,310
    Wilmington Trust Corp. ..........       4,700        148,896
                                                    ------------
                                                      11,720,873
                                                    ------------
FINANCIAL SERVICES -- 3.8%
    Affiliated Managers Group,
      Inc.*..........................         700         35,210
    AMBAC Financial Group, Inc.@.....       2,500        140,600
    Citigroup, Inc.@.................      95,041      3,344,492
    Concord EFS, Inc.*...............       9,000        141,660
    Doral Financial Corp. ...........       1,950         55,770

                                         SHARES        VALUE
                                         ------        -----
    Eaton Vance Corp. ...............       4,200   $    118,650
    Fannie Mae.......................      14,700        945,651
    Federated Investors, Inc. .......       3,000         76,110
    Franklin Resources, Inc. ........       5,200        177,216
    Freddie Mac......................      11,800        696,790
    Goldman Sachs Group, Inc.@.......       7,700        524,370
    IndyMac Bancorp, Inc.*@..........       2,400         44,376
    InterCept Group, Inc.*...........       1,400         23,703
    Investment Technology Group,
      Inc.*..........................       1,750         39,130
    Investors Financial Service
      Corp.@.........................       3,500         95,865
    John Hancock Financial Services,
      Inc. ..........................       4,800        133,920
    KeyCorp..........................      38,000        955,320
    Legg Mason, Inc.@@...............       2,600        126,204
    Mellon Financial Corp. ..........      13,100        342,041
    Merrill Lynch & Co., Inc. .......      16,800        637,560
    Moody's Corp.@...................       2,500        103,225
    Morgan Stanley Dean Witter &
      Co. ...........................       5,800        231,536
    Neuberger Berman, Inc. ..........       1,400         46,886
    Prudential Financial, Inc. ......      12,900        409,446
    Schwab, (Charles) Corp. .........      31,200        338,520
    SLM Corp. .......................       2,600        270,036
    Triad Guaranty, Inc.*............       2,600         95,836
    Waddell & Reed Financial, Inc.
      Cl-A...........................       7,200        141,624
                                                    ------------
                                                      10,291,747
                                                    ------------
FOOD -- 0.7%
    Campbell Soup Co. ...............       5,100        119,697
    Dean Foods Co.*..................       1,300         48,230
    General Mills, Inc.@.............       9,400        441,330
    Heinz, (H.J.) Co. ...............       3,750        123,263
    Horizon Organic Holding Corp.*...       3,000         48,570
    Kraft Foods, Inc. Cl-A...........       3,500        136,255
    Performance Food Group Co.*@.....       1,400         47,543
    Sysco Corp. .....................      18,100        539,198
    Tootsie Roll Industries, Inc. ...       2,481         76,117
    United Natural Foods, Inc.*......         700         17,745
    Whole Foods Market, Inc.*........       1,100         58,003
    Wrigley, (Wm., Jr.) Co. .........       2,700        148,176
                                                    ------------
                                                       1,804,127
                                                    ------------
FURNITURE -- 0.0%
    La-Z-Boy, Inc. ..................       3,700         88,726
                                                    ------------
HEALTHCARE SERVICES -- 1.0%
    Anthem, Inc.*....................       2,400        150,960
    Cardinal Health, Inc.@...........       9,150        541,589
    Caremark Rx, Inc.*@..............       4,300         69,875
    Community Health Systems,
      Inc.*..........................       3,000         61,770
    Conventry Health Care, Inc.*.....       1,500         43,545
    DaVita, Inc.*....................       2,500         61,675
    First Health Group Corp.*........       4,200        102,270
    HCA, Inc. .......................       7,200        298,800

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DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                         SHARES        VALUE
                                         ------        -----
    Laboratory Corp. of America
      Holdings*......................      11,500   $    267,260
    Manor Care, Inc.*................       1,600         29,776
    Omnicare, Inc. ..................       6,600        157,278
    Triad Hospitals, Inc.*...........       1,478         44,089
    Unilab Corp.*....................       2,800         51,240
    United Surgical Partners
      International, Inc.*...........       3,600         56,236
    UnitedHealth Group, Inc.@........       7,900        659,649
                                                    ------------
                                                       2,596,012
                                                    ------------
HOTELS & MOTELS -- 0.1%
    Hilton Hotels Corp. .............      18,200        231,322
                                                    ------------
INDUSTRIAL PRODUCTS -- 0.4%
    Actuant Corp.*...................      11,300        524,885
    Harsco Corp. ....................       1,700         54,213
    Ingersoll-Rand Co.*..............       4,500        193,770
    Maverick Tube Corp.*.............       4,500         58,635
    Mohawk Industries, Inc.*@........         500         28,475
    Nucor Corp. .....................       3,900        161,070
    Steel Dynamics, Inc.*............       5,100         61,353
                                                    ------------
                                                       1,082,401
                                                    ------------
INSURANCE -- 2.3%
    ACE Ltd. ........................       5,500        161,370
    Aetna, Inc.@.....................       2,200         90,464
    American International Group,
      Inc.@..........................      36,130      2,090,121
    Gallagher, (Arthur J.) & Co.@....       1,600         47,008
    Horace Mann Educators Corp. .....       3,000         45,990
    Loews Corp. .....................       2,800        124,488
    Marsh & McLennan Companies,
      Inc. ..........................       7,900        365,059
    Max Re Capital Ltd.*.............      13,300        146,566
    Mercury General Corp. ...........       1,000         37,580
    Nationwide Financial Services,
      Inc. ..........................       7,500        214,875
    PMI Group, Inc. .................       3,400        102,136
    Principal Financial Group,
      Inc. ..........................      10,000        301,300
    Protective Life Corp. ...........       5,200        143,104
    Radian Group, Inc. ..............       2,700        100,305
    Safeco Corp. ....................       9,500        329,365
    Safelite Realty Corp.+...........          87              0
    Scottish Annuity & Life Holdings
      Ltd.*..........................       2,500         43,625
    St. Paul Companies, Inc.@........      20,600        701,430
    StanCorp Financial Group,
      Inc. ..........................       1,600         78,160
    The Hartford Financial Services
      Group, Inc.@...................       6,400        290,752
    Travelers Property Casualty Corp.
      CL-B*..........................      25,200        369,180
    UnumProvident Corp. .............       5,900        103,486

                                         SHARES        VALUE
                                         ------        -----
    Wellchoice, Inc.*................       4,000   $     95,800
    XL Capital Ltd. Cl-A.............       4,000        309,000
                                                    ------------
                                                       6,291,164
                                                    ------------
INTERNET SERVICES -- 0.4%
    CNET Networks, Inc.*.............      59,100        160,161
    Digital Insight Corp.*...........       4,100         35,629
    Earthlink, Inc.*.................      12,100         65,945
    Juniper Networks, Inc.*@.........      12,700         86,360
    Networks Associates, Inc.*@......       3,000         48,270
    Oak Technology, Inc.*............      30,400         80,560
    Symantec Corp.*..................       3,100        125,581
    University of Phoenix Online*....       2,833        101,535
    VeriSign, Inc.*@.................      22,600        181,252
    Yahoo!, Inc.*@...................       8,400        137,340
                                                    ------------
                                                       1,022,633
                                                    ------------
MACHINERY & EQUIPMENT -- 0.6%
    Cooper Cameron Corp.*............       1,200         59,784
    Cummins, Inc.@...................       2,100         59,073
    Danaher Corp.@...................      17,000      1,116,900
    Deere & Co. .....................       4,000        183,400
    Nordson Corp. ...................       2,200         54,626
    Pall Corp. ......................       5,800         96,744
    Tecumseh Products Co. Cl-A.......       1,400         61,782
                                                    ------------
                                                       1,632,309
                                                    ------------
MEDICAL SUPPLIES & EQUIPMENT -- 1.8%
    Abbott Laboratories..............      28,800      1,152,001
    AmerisourceBergen Corp.@.........       5,600        304,136
    Amgen, Inc.*@....................      17,200        831,448
    Apogent Technologies, Inc.*......       3,700         76,960
    Baxter International, Inc. ......      17,200        481,600
    Boston Scientific Corp.*@........       9,000        382,680
    Charles River Laboratories
      International, Inc.*@..........       1,100         42,328
    Computer Programs and Systems,
      Inc.*..........................       2,500         61,900
    Cytyc Corp.*.....................       9,900        100,980
    D & K Healthcare Resources,
      Inc. ..........................       1,400         14,337
    Deltagen, Inc.*..................       4,000          1,920
    DENTSPLY International, Inc. ....       2,550         94,860
    Guidant Corp.*...................       7,200        222,120
    Invitrogen Corp.*@...............       1,562         48,875
    McKesson Corp. ..................       6,100        164,883
    Medtronic, Inc. .................      10,700        487,920
    Patterson Dental Co.*............       1,000         43,740
    St. Jude Medical, Inc.*..........       5,200        206,544
    STERIS Corp.*....................       5,000        121,250
    Techne Corp.*....................       1,800         51,422
                                                    ------------
                                                       4,891,904
                                                    ------------

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DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                         SHARES        VALUE
                                         ------        -----
METALS & MINING -- 0.2%
    Alcoa, Inc. .....................      12,900   $    293,862
    Companhia Vale do Rio Doce
      [ADR]*.........................       6,800        187,000
    Phelps Dodge Corp.*..............       5,200        164,580
                                                    ------------
                                                         645,442
                                                    ------------
OFFICE EQUIPMENT -- 0.1%
    Herman Miller, Inc. .............       4,800         88,320
    Pitney Bowes, Inc. ..............       2,500         81,650
    Xerox Corp.*.....................      10,600         85,330
                                                    ------------
                                                         255,300
                                                    ------------
OIL & GAS -- 3.5%
    Amerada Hess Corp. ..............       3,600        198,180
    Anadarko Petroleum Corp.@........       4,006        191,887
    Baker Hughes, Inc.@..............       6,300        202,797
    BP PLC [ADR].....................      10,500        426,825
    ChevronTexaco Corp. .............      23,961      1,592,927
    ENI Co. SPA [ADR]@...............       3,900        306,111
    ENSCO International, Inc.@.......       1,000         29,450
    Exxon Mobil Corp. ...............      90,766      3,171,365
    FMC Technologies, Inc.*..........       7,959        162,602
    Grey Wolf, Inc.*.................      22,600         90,174
    Marathon Oil Corp. ..............      13,100        278,899
    National Fuel Gas Co. ...........       3,400         70,482
    Newfield Exploration Co.*........       2,600         93,730
    Noble Corp.*.....................       3,100        108,965
    Ocean Energy, Inc. ..............       5,700        113,829
    Patterson-UTI Energy, Inc.*@.....       3,500        105,595
    Petroleo Brasileiro SA [ADR].....      10,600        142,040
    Pioneer Natural Resources Co.*...       4,700        118,675
    Pride International, Inc.*.......       3,400         50,660
    Schlumberger Ltd. ...............       8,200        345,138
    Shell Transport & Trading Co.
      [ADR]..........................      20,600        801,752
    Tom Brown, Inc.*.................       3,500         87,850
    Transocean, Inc. ................       6,339        147,065
    Unocal Corp. ....................      15,100        461,758
    Valero Energy Corp. .............       1,500         55,410
    WGL Holdings, Inc. ..............       3,000         71,760
                                                    ------------
                                                       9,425,926
                                                    ------------
PAPER & FOREST PRODUCTS -- 0.3%
    Bowater, Inc.@...................       3,600        151,020
    International Paper Co.@.........       7,500        262,275
    MeadWestvaco Corp. ..............       5,300        130,963
    Potlatch Corp. ..................       5,100        121,788
    Weyerhaeuser Co. ................       4,300        211,603
                                                    ------------
                                                         877,649
                                                    ------------
PERSONAL SERVICES -- 0.1%
    Apollo Group, Inc. Cl-A*.........       3,125        137,500
    Career Education Corp.*..........         300         12,000
    Corinthian Colleges, Inc.*.......       1,200         45,432

                                         SHARES        VALUE
                                         ------        -----
    DeVry, Inc.*.....................       3,100   $     51,491
    Education Management Corp.*......       1,800         67,680
                                                    ------------
                                                         314,103
                                                    ------------
PHARMACEUTICALS -- 3.8%
    Abgenix, Inc.*...................       3,700         27,269
    Accredo Health, Inc.*............       4,500        158,625
    Advance Paradigm, Inc.*@.........       2,200         48,862
    Alkermes, Inc.*..................       4,100         25,707
    Bristol-Meyers Squibb Co.@.......      20,100        465,315
    Celgene Corp.*@..................       5,400        115,938
    Cephalon, Inc.*@.................         628         30,564
    Forest Laboratories, Inc.*@......       3,400        333,948
    Genentech, Inc.*@................       8,300        275,228
    Gilead Sciences, Inc.*@..........       2,300         78,200
    GlaxoSmithKline PLC [ADR]........       9,800        367,108
    Human Genome Sciences, Inc.*.....       4,100         36,121
    ICOS Corp.*......................       1,800         42,138
    IDEC Pharmaceuticals Corp.*@.....       2,500         82,925
    Lilly, (Eli) & Co. ..............      16,700      1,060,450
    Medicis Pharmaceutical Corp.
      Cl-A*@.........................       1,200         59,604
    MedImmune, Inc.*@................       7,500        203,775
    Merck & Co., Inc. ...............      20,600      1,166,166
    Mylan Laboratories, Inc. ........       3,200        111,680
    Neurocrine Biosciences, Inc.*@...       2,100         95,886
    Noven Pharmaceuticals, Inc.*.....       5,100         47,073
    Pfizer, Inc.@....................     107,750      3,293,917
    Pharmacia Corp. .................      19,525        816,145
    Schering-Plough Corp. ...........       6,100        135,420
    Waters Corp.*@...................       6,500        141,570
    Wyeth............................      25,300        946,220
                                                    ------------
                                                      10,165,854
                                                    ------------
PRINTING & PUBLISHING -- 0.4%
    Dow Jones & Co., Inc. ...........       1,200         51,876
    Gannett Co., Inc. ...............       3,800        272,840
    Knight-Ridder, Inc. .............       3,300        208,725
    McGraw-Hill Co., Inc. ...........       1,700        102,748
    Pulitzer, Inc. ..................       1,600         71,920
    Scholastic Corp.*@...............       3,900        140,205
    Tribune Co. .....................       2,200        100,012
    Washington Post Co. Cl-B.........         300        221,400
                                                    ------------
                                                       1,169,726
                                                    ------------
RAILROADS -- 0.2%
    Burlington Northern Santa Fe
      Corp. .........................       6,500        169,065
    Norfolk Southern Corp. ..........      19,900        397,801
                                                    ------------
                                                         566,866
                                                    ------------
REAL ESTATE -- 0.4%
    Archstone-Smith Trust [REIT].....       3,000         70,620
    Arden Realty, Inc. [REIT]........       3,700         81,955
    Boston Properties, Inc. [REIT]...       2,400         88,464
    Camden Property Trust [REIT].....       3,200        105,600

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DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                         SHARES        VALUE
                                         ------        -----
    Catellus Development Corp.*......       2,000   $     39,700
    Duke-Weeks Realty Corp. [REIT]...       3,700         94,165
    Equity Office Properties Trust
      [REIT].........................       4,600        114,908
    Essex Property Trust, Inc.
      [REIT].........................       1,600         81,360
    LaSalle Hotel Properties
      [REIT].........................       4,800         67,200
    Mills Corp. [REIT]...............         600         17,604
    Reckson Associates Realty Corp.
      [REIT].........................       2,600         54,730
    Regency Centers Corp. [REIT].....       3,400        110,160
    Rouse Co. [REIT].................       2,900         91,930
    Simon Property Group, Inc.
      [REIT]@........................       2,700         91,989
    Vornado Realty Trust [REIT]......       2,700        100,440
                                                    ------------
                                                       1,210,825
                                                    ------------
RESTAURANTS -- 0.3%
    CEC Entertainment, Inc.*.........       1,900         58,330
    Darden Restaurants, Inc. ........       2,850         58,283
    McDonald's Corp. ................      14,700        236,376
    O' Charleys, Inc.*...............       2,700         55,431
    P.F. Chang's China Bistro,
      Inc.*..........................       1,100         39,930
    Panera Bread Co. Cl-A*...........       1,000         34,810
    Ruby Tuesday, Inc. ..............       6,100        105,469
    Sonic Corp.*.....................         800         16,392
    Starbucks Corp.*.................       6,400        130,432
    The Cheesecake Factory, Inc.*....         700         25,305
                                                    ------------
                                                         760,758
                                                    ------------
RETAIL & MERCHANDISING -- 2.9%
    A.C. Moore Arts & Crafts,
      Inc.*..........................       4,400         55,924
    Bed Bath & Beyond, Inc.*@........       1,800         62,154
    Best Buy Co., Inc.*..............       6,350        153,353
    Christopher & Banks Corp.*@......      10,350        214,763
    Copart, Inc.*....................       1,650         19,536
    Cost Plus, Inc.*@................       2,600         74,542
    CVS Corp. .......................       7,800        194,766
    Dollar Tree Stores, Inc.*........      10,900        267,813
    Family Dollar Stores, Inc. ......       7,700        240,317
    Gap, Inc.@.......................      22,100        342,992
    Home Depot, Inc. ................      36,300        869,748
    Kohl's Corp.*@...................       7,300        408,435
    Lowe's Companies, Inc.@..........       6,000        225,000
    Michaels Stores, Inc.*...........       1,200         37,560
    Nordstrom, Inc.@.................      11,700        221,949
    Pier 1 Imports, Inc. ............       5,600        106,008
    Target Corp. ....................      36,500      1,095,000
    Toys 'R' Us, Inc.*@..............       3,600         36,000
    Wal-Mart Stores, Inc. ...........      52,200      2,636,621
    Walgreen Co.@....................      19,500        569,205
    Williams-Sonoma, Inc.*...........       2,800         76,020
                                                    ------------
                                                       7,907,706
                                                    ------------

                                         SHARES        VALUE
                                         ------        -----
SEMICONDUCTORS -- 1.4%
    Altera Corp.*@...................       5,600   $     69,048
    Analog Devices, Inc.*@...........      17,200        410,564
    Applied Materials, Inc.*@........      19,600        255,388
    ATMI, Inc.*......................       3,300         61,116
    Cymer, Inc.*.....................       3,600        116,100
    Intel Corp.@.....................      60,700        945,099
    Intersil Corp. Cl-A*.............       6,000         83,640
    KLA-Tencor Corp.*................       6,700        236,979
    Linear Technology Corp. .........      10,400        267,488
    Maxim Integrated Products,
      Inc.@..........................      13,000        429,520
    Microchip Technology, Inc.@......       2,400         58,680
    Mykrolis Corp.*..................       3,600         26,280
    Newport Corp.*...................       3,900         48,984
    QLogic Corp.*@...................       4,800        165,648
    Semtech Corp.*...................       5,400         58,968
    Texas Instruments, Inc. .........      22,500        337,725
    Xilinx, Inc.*....................       5,800        119,480
                                                    ------------
                                                       3,690,707
                                                    ------------
TELECOMMUNICATIONS -- 3.1%
    America Movil-Series L [ADR].....      11,800        169,448
    AT&T Corp.@......................      13,240        345,696
    CenturyTel, Inc. ................       9,600        283,476
    CIENA Corp.*@....................      23,300        119,762
    Citizens Communications Co.*.....      16,700        173,635
    EchoStar Communications Corp.
      Cl-A*@.........................      16,600        369,516
    JDS Uniphase Corp.*@.............      17,100         42,237
    L-3 Communications Holdings,
      Inc.*@.........................       1,400         62,874
    Motorola, Inc. ..................      29,900        258,635
    Nextel Communications, Inc.
      Cl-A*@.........................      36,600        422,730
    Nokia Corp. Cl-A [ADR]sec........      22,900        354,950
    Plantronics, Inc.*...............       3,000         45,390
    Polycom, Inc.*...................       9,000         85,680
    Powerwave Technologies, Inc.*....       4,500         24,300
    Proxim Corp. Cl-A*...............      23,800         20,706
    QUALCOMM, Inc.*@.................      10,800        393,012
    SBC Communications, Inc. ........      36,000        975,960
    SK Telecom Co. Ltd. [ADR]........       6,210        132,584
    Telefonaktiebolaget LM Ericsson
      [ADR]..........................      13,620         91,799
    Telefonos de Mexico SA Cl-L
      [ADR]..........................       7,200        230,256
    Telephone & Data Systems,
      Inc. ..........................         800         37,616
    Verizon Communications, Inc. ....      70,984      2,750,630
    Vodafone Group PLC [ADR]@........      45,300        820,836
                                                    ------------
                                                       8,211,728
                                                    ------------
TRANSPORTATION -- 0.4%
    Covenant Transportation, Inc.*...       4,900         92,904
    Expeditors International of
      Washington, Inc. ..............       1,100         35,915

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SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                         SHARES        VALUE
                                         ------        -----
    Forward Air Corp.*...............       1,500   $     29,115
    United Parcel Service, Inc.
      Cl-B@..........................      12,300        775,884
    UTI Worldwide, Inc. .............       4,500        118,125
                                                    ------------
                                                       1,051,943
                                                    ------------
UTILITIES -- 1.1%
    Alliant Energy Corp. ............       3,700         61,235
    American Water Works Co.,
      Inc. ..........................       1,000         45,480
    Centerpoint Energy, Inc. ........       4,400         37,400
    Centrais Eletricas Brasileiras SA
      [ADR]@.........................      19,600         64,890
    Constellation Energy Group,
      Inc.@..........................       8,800        244,816
    Duke Energy Corp.@...............      12,200        238,388
    Dynegy, Inc. ....................       5,900          6,962
    Energy East Corp. ...............       5,100        112,659
    Entergy Corp. ...................      12,200        556,198
    FirstEnergy Corp.@...............      13,600        448,392
    Great Plains Energy, Inc. .......       4,000         91,520
    Oklahoma Gas & Electric Co. .....       4,600         80,960
    PG&E Corp.*......................      16,600        230,740
    PPL Corp. .......................       7,700        267,036
    The Southern Co.@................      12,100        343,519
    TXU Corp. .......................       5,400        100,872
                                                    ------------
                                                       2,931,067
                                                    ------------
TOTAL COMMON STOCK
  (Cost $149,807,139)................                134,378,989
                                                    ------------
FOREIGN STOCK -- 14.6%
ADVERTISING -- 0.0%
    Publicis Groupe SA -- (FRF)......       5,513        116,858
                                                    ------------
AEROSPACE -- 0.1%
    European Aeronautic Defence and
      Space Co. -- (FRF).............      10,199        105,418
    Mitsubishi Heavy Industries
      Ltd. -- (JPY)..................      70,000        171,062
    Thales SA -- (FRF)...............       1,744         46,173
                                                    ------------
                                                         322,653
                                                    ------------
AIRLINES -- 0.1%
    Singapore Airlines
      Ltd. -- (SGD)..................      23,000        135,254
                                                    ------------
AUTOMOBILE MANUFACTURERS -- 0.6%
    DaimlerChrysler AG -- (DEM)......       2,872         88,453
    Denso Corp. -- (JPY).............      10,900        178,835
    Honda Motor Co. Ltd. -- (JPY)....       6,800        251,555
    Mitsubishi Corp. -- (JPY)........      27,000        164,953
    Nissan Motor Co. Ltd. -- (JPY)...      20,000        156,063
    PSA Peugeot Citroen SA --
      (FRF)..........................       3,841        156,627
    Toyota Motor Corp. -- (JPY)......      18,200        489,239
    Volkswagen AG -- (DEM)...........       6,218        226,674
                                                    ------------
                                                       1,712,399
                                                    ------------

                                         SHARES        VALUE
                                         ------        -----
AUTOMOTIVE PARTS -- 0.1%
    Autobacs Seven Co
      Ltd. -- (JPY)..................       3,400   $     69,478
    Bremba SPA -- (ITL)..............       8,713         40,046
    Compagnie Generale des
      Establissements Michelin
      Cl-B -- (FRF)..................       2,368         81,653
                                                    ------------
                                                         191,177
                                                    ------------
BEVERAGES -- 0.3%
    Allied Domecq PLC -- (GBP).......      43,218        276,222
    Enterprise Inns PLC -- (GBP).....      12,857        118,086
    Heineken NV -- (NLG).............       2,566        100,166
    Lion Nathan Ltd. -- (NZD)........      48,450        152,052
    Remy Cointreau SA -- (FRF).......       4,103        127,873
    Sapporo Breweries
      Ltd. -- (JPY)..................      17,000         28,078
                                                    ------------
                                                         802,477
                                                    ------------
BROADCASTING -- 0.1%
    News Corp. Ltd.-- (AUD)..........      16,583        107,199
    Tvaztca CPO -- (MXP).............     272,900         79,544
                                                    ------------
                                                         186,743
                                                    ------------
BUILDING MATERIALS -- 0.4%
    Aggregate Industries PLC --
      (GBP)..........................     127,333        153,234
    Boral Ltd. -- (AUD)..............      71,522        175,192
    Bouygues SA -- (FRF).............       3,959        110,590
    Cemex SA de CV -- (MXP)..........      46,551        199,880
    Central Glass Co.,
      Ltd. -- (JPY)..................      17,000         76,211
    Heidelberger Zement AG --
      (DEM)..........................       1,829         68,134
    Hochtief AG -- (DEM).............       3,558         47,790
    Italcement SPA -- (ITL)..........       8,113         81,728
    RMC Group PLC -- (GBP)...........      19,693        116,354
                                                    ------------
                                                       1,029,113
                                                    ------------
BUSINESS SERVICES -- 0.1%
    Autonomy Corp. PLC -- (GBP)*.....       5,547         15,628
    Hagemeyer NV -- (NLG)............       5,177         37,484
    Kamigumi Co. Ltd. -- (JPY).......      26,000        124,885
    Securitas AB Cl-B -- (SEK).......       4,583         54,701
    TGS Nopec Geophysical Co. ASA --
      (NOK)*.........................       3,892         30,618
                                                    ------------
                                                         263,316
                                                    ------------
CAPITAL GOODS -- 0.0%
    Konica -- (JPY)..................       9,000         65,298
    Saurer AG -- (CHF)...............       1,532         34,071
                                                    ------------
                                                          99,369
                                                    ------------
CHEMICALS -- 0.6%
    Agrium, Inc. -- (CAD)............      24,900        281,619
    BASF AG -- (DEM).................       7,873        298,076
    Degussa AG -- (DEM)..............      11,750        295,917
    Hitachi Chemical -- (JPY)........       7,800         67,043
    Hoechst AG -- (DEM)..............       2,770        107,403

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SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                         SHARES        VALUE
                                         ------        -----
    Kaneka Corp. -- (JPY)............      19,000   $    101,668
    Shin-Etsu Chemical Co. Ltd. --
      (JPY)..........................      10,900        357,302
                                                    ------------
                                                       1,509,028
                                                    ------------
CLOTHING & APPAREL -- 0.2%
    Adidas-Salomon AG -- (DEM).......       1,363        117,711
    Industria De Diseno Textil SA --
      (ESP)..........................       2,526         59,666
    Yue Yuen Industrial Holdings --
      (HKD)..........................      92,000        298,473
                                                    ------------
                                                         475,850
                                                    ------------
COMPUTER HARDWARE -- 0.0%
    Itochu Tecno-Science Corp. --
      (JPY)..........................         700         14,835
                                                    ------------
COMPUTER SERVICES & SOFTWARE -- 0.2%
    Cap Gemini SA -- (FRF)...........       1,574         35,974
    Creative Technology
      Ltd. -- (SGD)..................      10,400         73,750
    Nec Soft, Ltd. -- (JPY)..........       4,000        117,974
    SAP AG (Systeme, Anwendungen,
      Produkte in der
      Davenverarbeitung) -- (DEM)....       1,661        131,628
    Teleplan International NV --
      (NLG)*.........................         673          4,725
    The Sage Group PLC -- (GBP)......      34,667         74,229
    Thiel Logistik AG -- (DEM)*......       6,881         23,106
    Trend Micro, Inc. -- (JPY)*......       3,000         51,319
                                                    ------------
                                                         512,705
                                                    ------------
CONGLOMERATES -- 0.6%
    Brambles Industries PLC --
      (GBP)..........................      56,690        138,725
    Cycle & Carriage Ltd. -- (SGD)...       9,379         18,385
    Davis Service Group PLC --
      (GBP)..........................      30,784        133,068
    Fomento Economico Mexicano SA de
      CV -- (MXP)....................      50,800        183,266
    Hitachi Ltd. -- (JPY)............      10,000         38,342
    Hutchison Whampoa Ltd. --
      (HKD)..........................      77,400        484,346
    Jenoptik AG -- (DEM).............       6,526         67,111
    Norsk Hydro AS -- (NOK)..........       4,407        197,521
    SembCorp Industries Ltd. --
      (SGD)..........................     343,000        155,234
    Sumitomo Corp. -- (JPY)..........      27,000        116,036
                                                    ------------
                                                       1,532,034
                                                    ------------
CONSTRUCTION -- 0.0%
    Eiffage SA -- (FRF)..............         599         44,785
    JGC Corp. -- (JPY)...............      16,000         89,526
                                                    ------------
                                                         134,311
                                                    ------------
CONSUMER PRODUCTS & SERVICES -- 0.3%
    Bandai Co. -- (JPY)..............       2,600         89,610
    Electrolux AB Cl-B -- (SEK)......       7,158        112,956

                                         SHARES        VALUE
                                         ------        -----
    Fancl Corp. -- (JPY).............       1,700   $     55,153
    Kao Corp. -- (JPY)...............       7,000        153,661
    L'Oreal SA -- (FRF)..............       2,269        172,740
    Orkla ASA Cl-A -- (NOK)..........       4,742         80,770
    SEB SA -- (FRF)..................         820         72,796
                                                    ------------
                                                         737,686
                                                    ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 1.0%
    ANRITSU Corp. -- (JPY)...........       6,000         22,954
    Celestica, Inc. -- (CAD)*@.......      11,900        167,790
    Fanuc Ltd. -- (JPY)..............       4,600        203,505
    Flextronics International Ltd. --
      (SGD)*.........................      26,300        215,397
    Funai Electric Co.
      Ltd. -- (JPY)..................         800         93,570
    Hitachi Ltd. -- (JPY)............      35,000         87,301
    Hosiden Corp. -- (JPY)...........       5,000         39,058
    Iberdrola SA -- (ESP)............      27,954        391,603
    Infineon Technologies AG
      Design -- (DEM)................       6,035         44,267
    Kyocera Corp. -- (JPY)...........       1,700         98,989
    Matsushita Electric Industrial
      Co. Ltd. -- (JPY)..............      15,000        147,889
    Megachips Corp. -- (JPY).........       1,000         13,002
    Mitsumi Electric Co. Ltd. --
      (JPY)..........................       6,500         59,210
    Neopost SA -- (FRF)*.............       2,756         88,785
    Sagem SA -- (FRF)................       1,843        124,740
    Schneider Electric SA -- (FRF)...       5,849        276,747
    Shinko Electric Industries Co.
      Ltd. -- (JPY)..................       1,600         22,476
    Siemens AG -- (DEM)..............       7,372        313,301
    Sony Corp. -- (JPY)..............       7,100        296,756
                                                    ------------
                                                       2,707,340
                                                    ------------
ENTERTAINMENT & LEISURE -- 0.2%
    Etablissements Economiques du
      Casino Guichard-Perrachon SA --
      (FRF)..........................       1,926        142,989
    Hilton Group PLC -- (GBP)........      50,880        136,794
    Sammy Corp. -- (JPY).............       1,600         31,819
    Whitbread PLC -- (GBP)...........      19,881        173,157
                                                    ------------
                                                         484,759
                                                    ------------
FINANCIAL-BANK & TRUST -- 2.2%
    ABN AMRO Holding NV -- (NLG).....       8,722        142,595
    Australia & New Zealand Banking
      Group Ltd. -- (AUD)............      40,139        392,150
    Banca Intesa SPA -- (ITL)........     135,266        285,302
    Banca Popolare Commercio e
      Industria -- (ITL).............       4,695         38,182
    Banca Popolare di Milano --
      (ITL)..........................       5,228         19,036
    Banco Santander Central Hispano
      SA -- (ESP)....................      41,511        284,880

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SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                         SHARES        VALUE
                                         ------        -----
    Bank of Yokohama Ltd. -- (JPY)...      39,000   $    154,133
    Barclays PLC -- (GBP)............      29,089        180,299
    BNP Paribas SA -- (FRF)..........       6,754        275,200
    BPI-SGPS SA -- (PTE).............      38,061         87,068
    Bradford & Bingley
      PLC -- (GBP)...................      53,262        248,667
    Capitalia SPA -- (ITL)...........      82,218        105,084
    Commonwealth Bank of Australia --
      (AUD)..........................      15,601        237,193
    Credito Italiano SPA -- (ITL)....      56,881        227,412
    DBS Groupo Holdings -- (SGD).....      19,236        121,992
    DePfa Deutsche Pfandbriefbank
      AG -- (DEM)....................       1,977         97,525
    Deutsche Bank AG -- (DEM)........       4,635        213,518
    Dexia -- (FRF)...................      11,118        136,150
    HBOS PLC -- (GBP)................      35,536        374,726
    HSBC Holdings PLC -- (GBP).......      58,901        650,979
    Jyske Bank SA -- (DKK)...........       3,406         92,388
    KBC Bankverzekerins Holding --
      (BEL)..........................       5,486        174,947
    Macquarie Bank Ltd. -- (AUD).....      22,776        302,675
    National Austrailia Bank Ltd. --
      (AUD)..........................      23,261        415,871
    Royal Bank of
      Scotland -- (GBP)..............      15,183        363,717
    Skandianaviska Enskilda Banken --
      (SEK)..........................      23,198        193,021
    Svenska Handlesbanken Cl-A --
      (SEK)..........................      13,048        173,707
    The 77 Bank Ltd. -- (JPY)........      27,000        110,576
                                                    ------------
                                                       6,098,993
                                                    ------------
FINANCIAL SERVICES -- 0.4%
    AIFUL Corp. -- (JPY).............       2,500         93,958
    Alliance & Leicester PLC --
      (GBP)..........................      28,288        339,737
    GIMV NV -- (BEL).................       2,461         48,628
    ING Groep NV -- (NLG)............      14,091        238,653
    Mizuho Holdings, Inc. -- (JPY)...         115        107,567
    Promise Co. Ltd. -- (JPY)........       4,100        146,145
                                                    ------------
                                                         974,688
                                                    ------------
FOOD -- 0.7%
    CSM NV -- (NLG)..................       6,593        138,229
    Dairy Crest Group -- (GBP).......      20,388        112,255
    Elior -- (FRF)...................      11,396         66,967
    Nestle SA -- (SEK)...............       2,065        437,585
    Nippon Meat Packers -- (JPY).....      12,000        119,828
    Parmalat Finanziaria SPA --
      (ITL)..........................     126,557        301,462
    Sainsbury (J.) PLC -- (GBP)......      81,901        367,543
    Unilever PLC -- (GBP)............      39,932        379,937
                                                    ------------
                                                       1,923,806
                                                    ------------
INSURANCE -- 0.7%
    Allianz AG -- (DEM)..............       1,181        112,341
    AMP Ltd. -- (AUD)................      11,628         73,204

                                         SHARES        VALUE
                                         ------        -----
    Aviva PLC -- (GBP)...............       7,041   $     50,216
    AXA -- (FRF).....................      10,281        137,983
    AXA Asia Pacific Holdings --
      (AUD)..........................     115,090        155,538
    CNP Assurances -- (FRF)..........       6,915        256,509
    Hannover Rueckversicherungs AG --
      (DEM)..........................       3,980        101,487
    Millea Holding -- (JPY)..........          19        136,732
    Mitsui Marine & Fire -- (JPY)....      36,000        165,636
    Muenchener Rueckversicherung
      AG -- (DEM)....................         900        107,663
    Prudential Corp. PLC -- (GBP)....      19,400        137,110
    Riunione Adriatica di Sicurta
      SPA -- (ITL)...................      25,016        304,506
    Royal & Sun Alliance Insurance
      Group PLC -- (GBP).............      55,729        108,336
                                                    ------------
                                                       1,847,261
                                                    ------------
MACHINERY & EQUIPMENT -- 0.1%
    Singulus Technologies AG --
      (DEM)*.........................       5,137         67,489
    Weir Group PLC -- (GBP)..........      26,638         90,488
                                                    ------------
                                                         157,977
                                                    ------------
MEDICAL SUPPLIES & EQUIPMENT -- 0.1%
    Nobel Biocare Holding AG --
      (SEK)*.........................         661         42,179
    Qiagen NV -- (NLG)*..............       1,003          5,105
    Radiometer AS -- (DKK)...........       2,358        122,925
    Tecan AG -- (DEM)................       1,756         57,784
                                                    ------------
                                                         227,993
                                                    ------------
METALS & MINING -- 0.5%
    Anglo American PLC -- (GBP)......       9,406        139,693
    Rio Tinto Ltd. -- (AUD)..........      24,291        464,378
    SKF AB -- (SEK)..................       5,095        132,150
    SSAB Svenskt Stal AB Series A --
      (SEK)..........................      14,171        167,515
    Wheaton River Minerals Ltd. --
      (CAD)*.........................     355,000        330,331
    Wheaton River Minerals Ltd.
      Warrants -- (CAD)*.............     177,500         74,156
                                                    ------------
                                                       1,308,223
                                                    ------------
OFFICE EQUIPMENT -- 0.1%
    Buhrmann NV -- (NLG).............      10,855         47,385
    Canon, Inc. -- (JPY).............       8,000        301,340
                                                    ------------
                                                         348,725
                                                    ------------
OIL & GAS -- 1.0%
    Australia Gas & Light -- (AUD)...      30,659        181,964
    British Petroleum Co. PLC --
      (GBP)..........................      35,036        240,850
    Centrica PLC -- (GBP)............     111,002        305,584
    Compania Espanola de Petroleos
      SA -- (ESP)....................      13,445        245,347

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SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                         SHARES        VALUE
                                         ------        -----
    Ente Nazionale Idrocarburi SPA --
      (ITL)..........................      10,887   $    173,078
    General Sekiyu KK -- (JPY).......      10,000         65,728
    OMV AG -- (ATS)..................         205         20,131
    Saipem SPA -- (ITL)..............      13,692         91,522
    Shell Transport & Trading Co.
      PLC -- (GBP)...................      44,186        290,945
    Smedvig ASA Cl-A -- (NOK)........       4,837         23,041
    Statoil ASA -- (SEK).............      49,487        417,883
    TotalFinaElf SA -- (FRF).........       2,976        425,022
    Woodside Petroleum Ltd. --
      (AUD)..........................      17,574        122,512
                                                    ------------
                                                       2,603,607
                                                    ------------
PAPER & FOREST PRODUCTS -- 0.1%
    Svenska Cellulosa AB Cl-B --
      (SEK)..........................       5,422        182,946
                                                    ------------
PHARMACEUTICALS -- 1.2%
    AstraZeneca Group PLC --
      (GBP)..........................       7,479        267,301
    Aventis SA -- (FRF)..............       9,441        513,179
    CSL Ltd. -- (AUD)................       4,598         55,925
    Eisai Co. Ltd. -- (JPY)..........       6,000        134,743
    Galen Holdings PLC -- (GBP)......      17,237        137,363
    Gehe AG -- (DEM).................       3,961        154,205
    Glaxosmithkline PLC -- (GBP).....      23,724        455,269
    Hisamitsu Pharmeceutical Co. --
      (JPY)..........................       6,000         70,785
    Novartis AG -- (CHF).............      16,612        606,119
    Novo Nordisk AS Cl-B -- (DKK)....       1,843         53,246
    Sanofi-Synthelabo SA -- (FRF)....       2,380        145,477
    Schwarz Pharma AG -- (DEM).......      10,434        379,490
    Shire Pharmaceuticals Group
      PLC -- (GBP)*..................      10,714         68,563
    Suzuken Co. Ltd. -- (JPY)........       2,200         53,021
    Takeda Chemical Industries --
      (JPY)..........................       6,000        250,779
                                                    ------------
                                                       3,345,465
                                                    ------------
PRINTING & PUBLISHING -- 0.3%
    Elsevier NV -- (NLG).............      12,419        151,822
    Mondadori (Arnoldo) Editore
      SPA -- (ITL)...................       4,349         26,925
    Reed International
      PLC -- (GBP)...................      52,426        449,016
    Singapore Press Holdings Ltd. --
      (SGD)..........................      11,000        115,422
                                                    ------------
                                                         743,185
                                                    ------------
REAL ESTATE -- 0.5%
    AMP Diversified Property Trust --
      (AUD)*.........................      54,390         79,937
    Capitaland Ltd. -- (SGD).........      32,000         20,478
    Corio NV -- (NLG)................       3,873        100,791

                                         SHARES        VALUE
                                         ------        -----
    General Property
      Trust -- (AUD).................     156,341   $    261,466
    Goldcrest Co. Ltd. -- (JPY)......       2,000         44,240
    Land Securities PLC -- (GBP).....       6,038         76,307
    Metrovacesa SA -- (ESP)..........       9,265        196,389
    Persimmon PLC -- (GBP)...........      17,369        119,121
    Sun Hung Kai Properties Ltd. --
      (HKD)..........................      31,000        183,654
    Wereldhave NV -- (NLG)...........       1,966        110,372
    Westfield Trust -- (AUD).........      97,578        190,664
                                                    ------------
                                                       1,383,419
                                                    ------------
RETAIL & MERCHANDISING -- 0.4%
    AVA Allgemeine
      Handelsgesellschaft der
      Verbraucher AG -- (DEM)........       1,553         48,563
    Carrefour SA -- (FRF)............       6,255        278,497
    Charles Voegele Holding AG --
      (CHF)..........................       2,261         50,692
    Debenhams PLC -- (GBP)...........      14,061         62,874
    Familymart Co. -- (JPY)..........       3,200         62,695
    Grupo Elektra, SA De CV --
      (MXP)..........................      30,300         74,418
    Kingfisher PLC -- (GBP)..........      14,391         51,550
    Metro AG -- (DEM)................       3,805         90,836
    Shimachu -- (JPY)................       4,300         86,964
    Valora Holding AG -- (CHF).......         425         81,454
    Wal-mart de Mexico SA Cl-V --
      (MXP)..........................      45,000        102,351
    Woolworths Ltd. -- (AUD).........      23,008        147,696
                                                    ------------
                                                       1,138,590
                                                    ------------
SEMICONDUCTORS -- 0.0%
    Rohm Co. Ltd. -- (JPY)...........         600         76,397
                                                    ------------
TELECOMMUNICATIONS -- 0.9%
    BT Group PLC -- (GBP)............      41,351        129,815
    Carso Global Telecom -- (MXP)*...      94,400        104,648
    China Telecom Ltd. -- (HKD)*.....      25,000         59,468
    Debitel AG -- (DEM)..............       4,833         37,529
    Draka Holdings -- (NLG)..........       3,783         37,514
    Hellenic Tellecommunications
      Organization SA -- (GRD).......       5,460         60,159
    KDDI Corp. -- (JPY)..............          67        217,367
    KPN NV -- (NLG)..................      33,166        215,777
    Netcom AB Cl-B -- (SEK)*.........       6,151        162,717
    Nokia AB Oyj -- (FIM)............      10,981        174,572
    NTT Mobile Communications
      Network, Inc. -- (JPY).........          69        127,336
    Portugal Telecom SA -- (PTE).....      15,899        109,278
    Telecom Italia Mobile SPA --
      (ITL)..........................      66,377        302,991
    Telecom Italia SPA -- (ITL)......      31,595        239,705
    Telstra Corp. Ltd. -- (AUD)......      30,087         74,714
    Thomson Multimedia -- (FRF)*.....       5,475         93,417

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SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                         SHARES        VALUE
                                         ------        -----
    Vodafone AirTouch PLC --
      (GBP)..........................      80,278   $    146,365
    Vodafone Telecel-Comunicacoes
      Pessoais, SA -- (PTE)..........      10,809         83,934
                                                    ------------
                                                       2,377,306
                                                    ------------
TRANSPORTATION -- 0.1%
    Arriva PLC -- (GBP)..............      32,417        142,736
    Nippon Express Co.
      Ltd. -- (JPY)..................      27,000        105,798
    Nippon Yusen Kabushiki Kaish --
      (JPY)..........................       9,000         90,629
                                                    ------------
                                                         339,163
                                                    ------------
UTILITIES -- 0.4%
    Chubu Electric Power -- (JPY)....      10,400        185,792
    E.On AG -- (DEM).................      11,068        446,567
    Hokuriku Electric
      Power -- (JPY).................       8,200        113,392
    Hong Kong Electric Holdings
      Ltd. -- (HKD)..................      29,000        109,702
    MVV Energie AG -- (DEM)..........       2,717         44,192
    Severn Trent PLC -- (GBP)........      17,244        192,664
    Tokyo Gas Co. Ltd. -- (JPY)......      31,000         97,177
                                                    ------------
                                                       1,189,486
                                                    ------------
TOTAL FOREIGN STOCK
  (Cost $45,831,717).................                 39,235,137
                                                    ------------
                                          PAR
                                         (000)
                                         -----
CORPORATE OBLIGATIONS -- 14.1%
ADVERTISING -- 0.1%
    Lamar Media Corp.
      8.625%, 09/15/07...............  $      100        104,750
    R.H. Donnelley Corp.
      8.875%, 12/15/10 144A..........          25         26,875
      10.875%, 12/03/12 144A.........         150        164,250
                                                    ------------
                                                         295,875
                                                    ------------
AEROSPACE -- 0.1%
    Anteon Corp.
      12.00%, 05/15/09...............         113        123,735
    Dyncorp, Inc.
      9.50%, 03/01/07................         200        208,000
    Sequa Corp.
      9.00%, 08/01/09................          50         48,250
                                                    ------------
                                                         379,985
                                                    ------------
AIRLINES -- 0.0%
    Northwest Airlines, Inc.
      9.875%, 03/15/07...............          25         16,125
                                                    ------------

                                          PAR
                                         (000)         VALUE
                                         -----         -----
AUTOMOBILE MANUFACTURERS -- 0.2%
    DaimlerChrysler NA Holding Corp.
      7.30%, 01/15/12................  $      150   $    168,606
    Ford Motor Co.
      7.45%, 07/16/31................         470        409,938
                                                    ------------
                                                         578,544
                                                    ------------
AUTOMOTIVE PARTS -- 0.2%
    Arvin Industries, Inc.
      7.125%, 03/15/09...............          50         48,875
    CSK Auto, Inc.
      12.00%, 06/15/06...............         100        107,499
    Dana Corp.
      10.125%, 03/15/10..............          25         25,438
      9.00%, 08/15/11................          25         24,313
    Delco Remy International, Inc.
      8.625%, 12/15/07...............          25         20,625
    Lear Corp. Cl-B
      8.11%, 05/15/09................          75         79,688
    Rexnord Corp.
      10.125%, 12/15/12 144A.........         100        104,000
                                                    ------------
                                                         410,438
                                                    ------------
BEVERAGES -- 0.1%
    Bottling Group LLC
      4.625%, 11/15/12 144A..........         160        160,243
    Coca Cola Enterprises
      6.125%, 08/15/11...............         160        177,114
                                                    ------------
                                                         337,357
                                                    ------------
BROADCASTING -- 0.5%
    Acme Television Co. Cl-B
      10.875%, 09/30/04..............          50         51,250
    Clear Channel Communications
      Corp. Cl-B
      8.125%, 12/15/07...............          75         79,125
    Granite Broadcasting Corp.
      10.375%, 05/15/05..............          75         65,250
    Lin Holdings Corp.
      10.101%, 03/01/08 [STEP].......          25         25,656
      10.854%, 03/01/08 [STEP].......         150        156,563
    News America Holdings
      8.50%, 02/15/05................         180        194,726
    Paxson Communications Corp.
      10.75%, 07/15/08...............          25         24,781
      11.875%, 01/15/09 [STEP].......         175        112,000
    Sinclair Broadcasting Group, Inc.
      8.75%, 12/15/07................         125        130,781
      8.00%, 03/15/12 144A...........         250        261,875
    Spanish Broadcasting System
      9.625%, 11/01/09...............         100        104,000
    Young Broadcasting, Inc.
      8.75%, 06/15/07................          51         49,980
      10.00%, 03/01/11...............          51         51,128
                                                    ------------
                                                       1,307,115
                                                    ------------

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                          PAR
                                         (000)         VALUE
                                         -----         -----
BUILDING MATERIALS -- 0.5%
    American Builders & Contractors
      Supply Co., Inc. Cl-B
      10.625%, 05/15/07..............  $      150   $    158,250
    Associated Materials, Inc.
      9.75%, 04/15/12................         125        131,875
    Koppers Industry, Inc.
      9.875%, 12/01/07...............         200        184,000
    Lowes Companies, Inc.
      6.50%, 03/15/29................         140        150,236
    Masco Corp.
      5.875%, 07/15/12...............         265        279,214
    Nortek, Inc.
      9.875%, 06/15/11...............          75         75,469
    Ryland Group
      9.125%, 06/15/11...............         150        159,750
    Schuff Steel Co.
      10.50%, 06/01/08@..............         100         73,500
                                                    ------------
                                                       1,212,294
                                                    ------------
BUSINESS SERVICES -- 0.1%
    Brickman Group Ltd.
      11.75%, 12/15/09 144A..........          25         26,250
    IESI Corp.
      10.25%, 06/15/12 144A..........          25         24,250
    IPC Acquisition Corp.
      11.50%, 12/15/09...............         150        129,750
    Iron Mountain, Inc.
      8.25%, 07/01/11................          25         25,875
      8.625%, 04/01/13...............          25         26,250
    MSX International, Inc.
      11.375%, 01/15/08..............         100         38,500
    Transwestern Holdings
      11.875%, 11/15/08 [STEP].......          50         53,000
                                                    ------------
                                                         323,875
                                                    ------------
CABLE TELEVISION -- 0.2%
    Cox Communications, Inc.
      7.875%, 08/15/09...............         250        282,419
    CSC Holdings, Inc.
      7.625%, 04/01/11...............          50         47,188
    Mediacom Broadband LLC
      11.00%, 07/15/13...............         125        127,500
    Mediacom LLC Capital Corp.
      9.50%, 01/15/13................          25         22,625
                                                    ------------
                                                         479,732
                                                    ------------
CHEMICALS -- 0.4%
    Chevron Phillips Chemical Co.
      5.375%, 06/15/07...............         345        361,902
    Hercules, Inc.
      11.125%, 11/15/07..............         250        280,000
    Huntsman ICI Chemicals Corp.
      10.125%, 07/01/09..............         150        125,250

                                          PAR
                                         (000)         VALUE
                                         -----         -----
    Huntsman International LLC
      9.875%, 03/01/09...............  $       75   $     75,375
    Lyondell Chemical Co.
      9.50%, 12/15/08................          75         70,125
    MacDermid, Inc.
      9.125%, 07/15/11...............         125        134,063
    Resolution Performance Products
      LLC
      13.50%, 11/15/10 144A..........          50         53,000
    Salt Holdings Corp., Inc.
      6.268%, 12/15/12 [STEP], 144A..         100         54,500
                                                    ------------
                                                       1,154,215
                                                    ------------
CLOTHING & APPAREL -- 0.1%
    Anvil Knitwear, Inc.
      10.875%, 03/15/07..............          25         24,938
    Dan River, Inc.
      10.125%, 12/15/03..............         250        194,999
    Dyersburg Corp. Cl-B
      9.75%, 09/01/07 +,++++.........         175            893
    Levi Strauss & Co.
      11.625%, 01/15/08..............          75         73,125
      12.25%, 12/15/12 144A..........          25         24,625
                                                    ------------
                                                         318,580
                                                    ------------
COMPUTER HARDWARE -- 0.1%
    International Business Machines
      Corp.
      4.25%, 09/15/09................         200        204,508
    Seagate Technology HDD Holdings
      8.00%, 05/15/09 144A...........          75         77,250
                                                    ------------
                                                         281,758
                                                    ------------
CONGLOMERATES -- 0.1%
    Tyco International Group
      5.80%, 08/01/06................         140        131,075
      6.75%, 02/15/11................          25         23,668
      6.375%, 10/15/11...............          75         70,263
                                                    ------------
                                                         225,006
                                                    ------------
CONSUMER PRODUCTS & SERVICES -- 0.3%
    American Achievement Corp.
      11.625%, 01/01/07..............          50         53,250
    Coinmach Corp.
      9.00%, 02/01/10................         125        131,875
    Foamex L.P. Capital Corp.
      10.75%, 04/01/09 144A..........          25         17,625
    Hasbro, Inc.
      8.50%, 03/15/06................         200        205,000
    Johnsondiversey, Inc.
      9.625%, 05/15/12 144A..........          75         79,313

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                          PAR
                                         (000)         VALUE
                                         -----         -----
    Jostens, Inc.
      12.75%, 05/01/10...............  $      100   $    114,000
    Playtex Products, Inc.
      9.375%, 06/01/11...............         100        109,500
    Simmons Co.
      10.25%, 03/15/09...............          50         53,250
                                                    ------------
                                                         763,813
                                                    ------------
CONTAINERS & PACKAGING -- 0.4%
    AEP Industries, Inc.
      9.875%, 11/15/07 144A..........          75         72,375
    Bway Corp.
      10.00%, 10/15/10 144A..........          75         78,188
    Constar International
      11.00%, 12/01/12...............          50         50,000
    Four M Corp. Cl-B
      12.00%, 06/01/06...............         125        130,000
    Greif Bros. Corp.
      8.875%, 08/01/12 144A..........          50         53,250
    Owens-Brockway Glass Container
      Co.
      8.875%, 02/15/09...............         125        128,750
    Owens-Illinois, Inc.
      7.15%, 05/15/05................          25         24,375
    Packaged Ice, Inc. Cl-B
      9.75%, 02/01/05................          25         19,656
    Packaging Corp. of America, Inc.
      9.625%, 04/01/09...............         200        215,500
    Plastipak Holdings, Inc.
      10.75%, 09/01/11...............          50         53,000
    Silgan Holdings, Inc.
      9.00%, 06/01/09................         200        209,500
    Stone Container Corp.
      8.375%, 07/01/12...............          75         77,250
                                                    ------------
                                                       1,111,844
                                                    ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 0.2%
    Chippac International Ltd.
      12.75%, 08/01/09...............          50         52,750
    Flextronics International Corp.
      9.875%, 07/01/10...............          75         81,188
    HCC Industries, Inc.
      10.75%, 05/15/07 144A..........         250         88,750
    PSE & G Power LLC
      8.625%, 04/15/31...............         110        118,837
    Sanmina Corp.
      10.375%, 01/15/10 144A.........          50         50,750
    Solectron Corp.
      4.051%, 05/20/05 [ZCB].........         150         76,875
    TNP Enterprises, Inc.
      10.25%, 04/01/10...............          25         23,625
    UCAR Finance, Inc.
      10.25%, 02/15/12...............          50         40,000
                                                    ------------
                                                         532,775
                                                    ------------

                                          PAR
                                         (000)         VALUE
                                         -----         -----
ENTERTAINMENT & LEISURE -- 0.7%
    AMC Entertainment, Inc.
      9.875%, 02/01/12...............  $       50   $     49,500
    Ameristar Casinos, Inc.
      10.75%, 02/15/09...............         250        275,000
    AMF Bowling Worldwide, Inc.
      13.00%, 02/28/08...............          50         51,500
    AOL Time Warner, Inc.
      7.625%, 04/15/31...............         160        165,026
    Argosy Gaming Co.
      10.75%, 06/01/09...............         200        221,000
    Bally Total Fitness Holdings
      Corp. Cl-C
      9.875%, 10/15/07...............          75         65,625
    Chumash Casino & Resort
      9.00%, 07/15/10 144A...........          75         79,875
    Coast Hotels & Casinos, Inc.
      9.50%, 04/01/09................          25         26,688
    Hard Rock Hotel, Inc.
      9.25%, 04/01/05................          50         51,000
    Hollywood Park, Inc. Cl-B
      9.25%, 02/15/07................         175        155,750
    Mikohn Gaming Corp.
      11.875%, 08/15/08 [PIK],
        144A.........................          75         57,375
    Penn National Gaming, Inc. Cl-B
      11.125%, 03/01/08..............         175        191,625
    Premier Parks, Inc.
      9.75%, 06/15/07................         125        122,500
    Riviera Holdings Corp.
      11.00%, 06/15/10...............          50         45,250
    Six Flags, Inc.
      9.50%, 02/01/09................          75         72,750
      8.875%, 02/01/10...............          50         47,250
    Turning Stone Casino Resort
      Enterprise
      9.125%, 12/15/10 144A..........          25         25,750
    Venetian Casino LV Sands
      11.00%, 06/15/10 144A..........         175        183,750
    Viacom, Inc.
      5.625%, 08/15/12...............         110        117,570
                                                    ------------
                                                       2,004,784
                                                    ------------
ENVIRONMENTAL SERVICES -- 0.1%
    Allied Waste North America Co.
      Cl-B
      7.875%, 01/01/09...............          50         50,000
    Synagro Technologies, Inc.
      9.50%, 04/01/09................         125        130,938
                                                    ------------
                                                         180,938
                                                    ------------
EQUIPMENT SERVICES -- 0.0%
    Navistar International Corp.
      9.375%, 06/01/06...............          50         48,250
                                                    ------------

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                          PAR
                                         (000)         VALUE
                                         -----         -----
FARMING & AGRICULTURE -- 0.1%
    AGCO Corp.
      9.50%, 05/01/08 144A...........  $       50   $     54,250
    Dimon, Inc.
      9.625%, 10/15/11...............         150        160,500
                                                    ------------
                                                         214,750
                                                    ------------
FINANCIAL-BANK & TRUST -- 0.9%
    ABN AMRO Bank NV
      7.125%, 06/18/07...............         145        162,926
    Bank of America Corp.
      6.85%, 03/01/03................         150        151,245
      4.875%, 09/15/12...............         225        227,864
    BankUnited Capital Trust Corp.
      Cl-B 10.25%, 12/31/26 144A.....         125        125,469
    BB&T Corp.
      6.50%, 08/01/11................          70         79,192
      4.75%, 10/01/12................         140        140,774
    CIT Group, Inc.
      7.125%, 10/15/04...............          80         84,577
    Countrywide Home Loans, Inc.
      5.50%, 02/01/07................         465        494,166
    Credit Suisse First Boston USA,
      Inc.
      6.50%, 01/15/12................         215        230,178
    North Fork Bankcorp, Inc.
      5.875%, 08/15/12 144A..........          60         64,217
    Provident Bank Corp.
      7.125%, 03/15/03...............         175        176,557
    Regions Financial Corp.
      6.375%, 05/15/12...............         270        301,660
    Washington Mutual Bank FA
      5.50%, 01/15/13................         220        224,721
                                                    ------------
                                                       2,463,546
                                                    ------------
FINANCIAL SERVICES -- 1.6%
    ASAT Finance LLC Co.
      12.50%, 11/01/06...............         146        110,419
    Boeing Capital Corp.
      5.75%, 02/15/07................         160        169,215
    CIT Group Holdings, Inc.
      7.75%, 04/02/12................         175        196,883
    Fannie Mae
      3.25%, 11/15/07................         700        706,097
    General Electric Capital Corp.
      6.00%, 06/15/12................         180        194,694
    General Motors Acceptance Corp.
      6.125%, 08/28/07...............         460        465,925
    Household Finance Corp.
      5.75%, 01/30/07................          70         73,329
    International Lease Finance Corp.
      6.375%, 03/15/09...............         275        294,155
    John Deere Capital Corp.
      7.00%, 03/15/12................         190        220,674
    MBNA Corp.
      6.15%, 10/01/03................         450        462,158

                                          PAR
                                         (000)         VALUE
                                         -----         -----
    Morgan Stanley Dean Witter Corp.
      6.60%, 04/01/12................  $      180   $    199,847
    Sears Roebuck Acceptance Corp.
      6.70%, 04/15/12................         225        213,934
    USF&G Capital II Cl-B
      8.47%, 01/10/27................         500        500,602
    Verizon Global Funding Corp.
      7.75%, 12/01/30................         105        122,736
    Wells Fargo Financial
      5.50%, 08/01/12................         300        317,954
    Williams Scotsman, Inc.
      9.875%, 06/01/07...............          75         69,750
                                                    ------------
                                                       4,318,372
                                                    ------------
FOOD -- 0.5%
    Agrilink Foods, Inc.
      11.875%, 11/01/08..............         100        108,000
    B&G Foods, Inc.
      9.625%, 08/01/07...............          75         77,625
    Burns Philp & Co.
      9.75%, 07/15/12 144A...........         200        193,000
    Kellogg Co.
      6.60%, 04/01/11................         150        169,210
    Kraft Foods, Inc.
      6.25%, 06/01/12................         320        358,492
    Luigino's, Inc.
      10.00%, 02/01/06...............         100        102,625
    UST, Inc.
      6.625%, 07/15/12 144A..........         260        283,774
                                                    ------------
                                                       1,292,726
                                                    ------------
FURNITURE -- 0.0%
    Interface, Inc.
      10.375%, 02/01/10..............          75         73,125
                                                    ------------
HEALTHCARE SERVICES -- 0.2%
    Concentra Operating Corp.
      13.00%, 08/15/09...............          25         25,375
    Fisher Scientific International
      8.125%, 05/01/12...............          75         78,000
    InSight Health Services Corp.
      9.875%, 11/01/11...............          50         48,000
    Triad Hospitals, Inc.
      11.00%, 05/15/09...............         175        194,250
    Vicar Operating, Inc.
      9.875%, 12/01/09...............          75         81,375
                                                    ------------
                                                         427,000
                                                    ------------
HOTELS & MOTELS -- 0.3%
    Courtyard by Marriott II Ltd.
      Cl-B
      10.75%, 02/01/08...............         215        219,837
    Hammons, (John Q.) Hotels
      8.875%, 05/15/12...............         125        126,250
    Hilton Hotels Corp.
      7.625%, 12/01/12...............          25         25,063

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                          PAR
                                         (000)         VALUE
                                         -----         -----
    Hollywood Casino Corp. Cl-A
      11.25%, 05/01/07...............  $      125   $    135,625
    Host Marriott L.P.
      9.50%, 01/15/07................         125        127,500
    Starwood Hotels & Resorts
      Worldwide, Inc.
      7.375%, 05/01/07 144A..........         100         98,750
    Station Casinos, Inc.
      9.875%, 07/01/10...............          75         81,750
                                                    ------------
                                                         814,775
                                                    ------------
INDUSTRIAL PRODUCTS -- 0.2%
    Actuant Corp.
      13.00%, 05/01/09...............         179        210,325
    Collins & Aikman Corp.
      9.75%, 02/15/10................         100        100,500
    National Waterworks, Inc.
      10.50%, 12/01/12 144A..........          75         79,125
    SPX Corp.
      7.50%, 01/01/13 144A...........          50         50,875
    Steel Dynamics, Inc.
      9.50%, 03/15/09................         125        131,563
                                                    ------------
                                                         572,388
                                                    ------------
INSURANCE -- 0.9%
    AIG Sunamerica Global Finance XII
      5.30%, 05/30/07 144A...........         275        296,695
    Allstate Financial Global Funding
      5.25%, 02/01/07 144A...........         450        478,574
    John Hancock
      5.625%, 06/27/06 144A..........         500        537,241
    Nationwide Financial Services
      5.90%, 07/01/12................         325        331,976
    Willis Corroon Corp.
      9.00%, 02/01/09................         200        212,000
    XL Capital Ltd.
      6.50%, 01/15/12................         460        498,942
                                                    ------------
                                                       2,355,428
                                                    ------------
MACHINERY & EQUIPMENT -- 0.2%
    Better Minerals & Aggregates
      13.00%, 09/15/09...............          50         18,250
    Cummins, Inc.
      9.50%, 12/01/10 144A...........         100        106,500
    Hanover Equipment Trust
      8.50%, 09/01/08 144A...........          25         24,500
      8.75%, 09/01/11 144A...........          25         24,250
    Manitowoc Co., Inc.
      10.50%, 08/01/12 144A..........          50         52,125
    Motors & Gears, Inc.
      10.75%, 11/15/06...............          75         65,063

                                          PAR
                                         (000)         VALUE
                                         -----         -----
    Terex Corp.
      10.375%, 04/01/11..............  $       25   $     23,625
    Trimas Corp.
      9.875%, 06/15/12 144A..........         100         99,500
                                                    ------------
                                                         413,813
                                                    ------------
MEDICAL SUPPLIES & EQUIPMENT -- 0.1%
    Alaris Medical Systems
      9.75%, 12/01/06................          50         50,750
    Fresenius Medical Capital Trust
      II
      7.875%, 02/01/08...............         250        246,875
    Kinetic Concepts, Inc. Cl-B
      9.625%, 11/01/07...............         100        104,500
                                                    ------------
                                                         402,125
                                                    ------------
METALS & MINING -- 0.3%
    Alcan, Inc.
      4.875%, 09/15/12...............         200        202,918
    Applied Extrusion Technologies,
      Inc. Cl-B
      10.75%, 07/01/11...............          50         32,500
    Compass Minerals Group, Inc.
      10.00%, 08/15/11...............          50         55,000
    Freeport-McMoRan Resource
      Partners, Inc. L.P.
      7.00%, 02/15/08................         150         99,750
    Jorgensen, (Earle, M.) Co.
      9.75%, 06/01/12................         175        178,938
    Peabody Energy Corp.
      9.625%, 05/15/08...............         100        106,125
                                                    ------------
                                                         675,231
                                                    ------------
OFFICE EQUIPMENT -- 0.0%
    Global Imaging Systems, Inc.
      10.75%, 02/15/07@..............         125        125,625
                                                    ------------
OIL & GAS -- 0.9%
    AmeriGas Partners L.P.
      8.875%, 05/20/11 144A..........         175        182,875
      8.875%, 05/20/11...............          50         52,250
    Andarko Petroleum Corp.
      5.00%, 10/01/12................         160        162,265
    Baker Hughes, Inc.
      6.875%, 01/15/29...............         200        221,909
    ConocoPhillips
      5.90%, 10/15/32 144A...........         150        149,668
    Encore Acquisition Co.
      8.375%, 06/15/12 144A..........          50         52,250
    Ferrellgas Partners L.P.
      8.75%, 06/15/12................         125        130,000
    Kinder Morgan, Inc.
      6.50%, 09/01/12................         180        188,450
    Magnum Hunter Resources, Inc.
      10.00%, 06/01/07...............          25         26,250
      9.60%, 03/15/12................          50         53,250

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                          PAR
                                         (000)         VALUE
                                         -----         -----
    Pemex Project Funding Master
      Trust Series
      7.375%, 12/15/14 144A..........  $      215   $    220,913
    Pride Petroleum Services, Inc.
      9.375%, 05/01/07...............         125        131,250
    Sempra Energy Corp.
      6.80%, 07/01/04................         375        390,799
    Swift Energy Co.
      9.375%, 05/01/12...............         125        121,875
    Universal Compression, Inc.
      13.564%, 02/15/08 [STEP].......         200        207,000
    Westport Resources Corp.
      8.25%, 11/01/11 144A...........          25         26,375
                                                    ------------
                                                       2,317,379
                                                    ------------
PAPER & FOREST PRODUCTS -- 0.1%
    Longview Fibre Co.
      10.00%, 01/15/09...............         100        105,500
    Potlatch Corp.
      10.00%, 07/15/11...............          25         27,500
    Weyerhaeuser Co.
      5.95%, 11/01/08................         145        154,977
                                                    ------------
                                                         287,977
                                                    ------------
PHARMACEUTICALS -- 0.1%
    Abbott Laboratories
      5.625%, 07/01/06...............         210        229,761
    Omnicare, Inc.
      8.125%, 03/15/11...............         150        161,250
                                                    ------------
                                                         391,011
                                                    ------------
PRINTING & PUBLISHING -- 0.2%
    Canwest Media, Inc.
      10.625%, 05/15/11..............         100        107,250
    Dex Media East LLC Finance Co.
      9.875%, 11/15/09...............          25         27,000
      12.125%, 11/15/12 144A.........         150        166,875
    K-III Communications Corp.
      8.50%, 02/01/06................          75         70,500
    Primedia, Inc.
      10.25%, 06/01/04...............          75         73,969
    Quebecor Media, Inc.
      11.125%, 07/15/11..............          75         69,375
    Transwestern Publishing Co.
      9.625%, 11/15/07...............          25         26,250
                                                    ------------
                                                         541,219
                                                    ------------
REAL ESTATE -- 0.1%
    Rouse Co.
      8.43%, 04/27/05................         350        380,162
                                                    ------------
RESTAURANTS -- 0.0%
    Yum! Brands, Inc.
      7.70%, 07/01/12................          75         78,375
                                                    ------------

                                          PAR
                                         (000)         VALUE
                                         -----         -----
RETAIL & MERCHANDISING -- 0.2%
    Gap, Inc.
      9.90%, 12/15/05................  $       50   $     53,375
      10.55%, 12/15/08...............         125        136,875
    Kroger Co.
      6.20%, 06/15/12@...............         200        213,918
    Petro Stopping Centers
      10.50%, 02/01/07...............         200        187,000
                                                    ------------
                                                         591,168
                                                    ------------
SEMICONDUCTORS -- 0.1%
    Fairchild Semiconductor
      International Corp.
      10.50%, 02/01/09...............         200        217,000
                                                    ------------
TELECOMMUNICATIONS -- 1.0%
    Alaska Communications Systems
      9.375%, 05/15/09...............         250        180,000
    AT&T Corp.
      8.00%, 11/15/31................         315        348,396
    AT&T Wireless Services, Inc.
      7.875%, 03/01/11...............          25         25,063
      8.125%, 05/01/12...............          50         50,348
    Clear Channel Communications,
      Inc.
      7.875%, 06/15/05...............         460        503,953
    Dobson Communications Corp.
      10.875%, 07/01/10@.............          50         42,500
    Echostar Broadband Corp.
      10.375%, 10/01/07..............          50         54,125
    Echostar DBS Corp.
      9.125%, 01/15/09...............         150        158,625
      9.375%, 02/01/09...............         125        133,125
    Insight Midwest / Insight Capital
      10.50%, 11/01/10...............         150        146,625
    International Wire Group, Inc.
      Cl-B
      11.75%, 06/01/05...............         250        152,500
    Nextel Communications, Inc.
      10.65%, 09/15/07...............         175        168,875
      12.074%, 02/15/08 [STEP].......          50         45,750
      9.375%, 11/15/09@..............          25         22,813
    Nextel Partners, Inc.
      12.50%, 11/15/09...............         125        113,125
    Radio One
      8.875%, 07/01/11...............         150        161,250
    Rogers Cantel, Inc.
      8.80%, 10/01/07................          25         21,375
      9.375%, 06/01/08...............          25         23,625
    Rogers Wireless, Inc.
      9.625%, 05/01/11...............          50         47,000
    Tritel PCS, Inc.
      10.375%, 01/15/11..............          75         79,688
    Triton PCS, Inc.
      13.825%, 05/01/08 [STEP].......          75         64,875

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                          PAR
                                         (000)         VALUE
                                         -----         -----
    Verizon Florida, Inc.
      6.125%, 01/15/13...............  $      115   $    123,543
    Verizon Global Funding Corp.
      7.375%, 09/01/12@..............          60         69,179
                                                    ------------
                                                       2,736,358
                                                    ------------
TRANSPORTATION -- 0.3%
    Avis Group Holdings, Inc.
      11.00%, 05/01/09...............          50         55,000
    Petroleum Helicopters, Inc.
      9.375%, 05/01/09...............          75         79,125
    Travelcenters of America
      12.75%, 05/01/09...............         175        186,375
    Union Pacific Corp.
      6.50%, 04/15/12................         200        225,113
    Union Tank Car Co.
      7.125%, 02/01/07...............         150        166,977
                                                    ------------
                                                         712,590
                                                    ------------
UTILITIES -- 1.4%
    Appalachian Power Co.
      4.80%, 06/15/05................         360        361,475
    Chesapeake Energy Corp.
      9.00%, 08/15/12................         100        106,500
    Cincinnati Gas & Electric Co.
      5.70%, 09/15/12................         150        154,043
    Consolidated Edison Co. of New
      York
      4.875%, 02/01/13...............         110        111,746
    Constellation Energy Group
      6.35%, 04/01/07................         155        163,141
    Consumers Energy
      6.00%, 03/15/05................         310        307,442
    Entergy Gulf States, Inc.
      5.20%, 12/03/07 144A...........         160        161,507
    Entergy Louisiana, Inc.
      6.50%, 03/01/08................         475        488,813
    Firstenergy Corp.
      7.375%, 11/15/31...............         235        228,604
    Nisource Finance Corp.
      7.625%, 11/15/05...............         350        365,794
    Oncor Electric Delivery
      7.25%, 01/15/33 144A...........         165        168,551
    Pinnacle West Capital Corp.
      6.40%, 04/01/06................         150        152,826
    PPL Energy Supply LLC
      6.40%, 11/01/11................         240        239,238
    Progress Energy, Inc.
      6.75%, 03/01/06................          85         91,374
    Public Service Electric & Gas Co.
      7.00%, 09/01/24................         300        307,734

                                          PAR
                                         (000)         VALUE
                                         -----         -----
    Reliant Energy Resouces
      6.50%, 02/01/08................  $       61   $     51,478
    Southern Power Co.
      6.25%, 07/15/12................         170        179,932
                                                    ------------
                                                       3,640,198
                                                    ------------
TOTAL CORPORATE OBLIGATIONS
  (Cost $37,551,778).................                 38,005,644
                                                    ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 10.1%
    Federal Home Loan Bank
      5.75%, 05/15/12................         300        336,044
                                                    ------------
    Federal Home Loan Mortgage Corp.
      4.701%, 09/01/32...............         353        360,876
      5.00%, 12/01/08................         796        821,788
      5.125%, 07/15/12...............         500        533,176
      5.75%, 01/15/12................         402        448,104
      6.25%, 07/15/32................         195        221,694
      6.50%, 03/15/28................         800        840,002
      6.502%, 11/25/30...............       1,425      1,503,942
      6.75%, 03/15/31................         197        236,409
      7.00%, 11/01/30 -- 06/01/32....       1,283      1,348,276
                                                    ------------
                                                       6,314,267
                                                    ------------
    Federal National Mortgage Assoc.
      5.25%, 08/01/12................         294        307,572
      5.50%, 05/25/28 -- 01/01/32....       1,950      2,016,341
      6.00%, 05/15/11 -- 01/01/33....       6,549      6,534,337
      6.50%, 05/01/17 -- 12/01/32....       4,416      4,119,387
      7.00%, 01/01/31 -- 04/01/32....         136        143,149
      7.125%, 02/15/05...............         160        177,542
                                                    ------------
                                                      13,298,328
                                                    ------------
    FICO Strip
      5.94%, 04/06/03 [ZCB]..........       1,000        995,537
                                                    ------------
    Government National Mortgage Assoc.
      5.50%, 01/01/33 [TBA]..........         725        743,351
      6.00%, 02/15/26 -- 05/15/26....         365        381,887
      6.50%, 01/15/28 -- 09/20/32....       2,280      2,391,134
      7.00%, 03/15/13 -- 08/15/26....       1,966      2,102,052
      7.00%, 06/15/26................          13         13,977
      8.00%, 05/15/16 -- 07/15/23....         112        121,258
      8.50%, 06/15/16 -- 10/15/26....         353        385,136
      9.50%, 10/15/09 -- 01/15/20....          10         10,594
      10.00%, 11/15/09...............           1          1,485
      10.50%, 08/15/15...............           2          2,380
      11.50%, 06/15/10 -- 09/15/15...          34         40,224
      12.00%, 09/15/13 -- 01/15/14...           0            403
                                                    ------------
                                                       6,193,881
                                                    ------------

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                          PAR
                                         (000)         VALUE
                                         -----         -----
    Tennessee Valley Authority
      6.875%, 12/15/43...............  $       40   $     42,571
      7.25%, 07/15/43................          20         21,250
                                                    ------------
                                                          63,821
                                                    ------------
    (Cost $26,412,391)...............                 27,201,878
                                                    ------------
U.S. TREASURY OBLIGATIONS -- 5.4%
    U.S. Treasury Bonds
      7.50%, 11/15/16................         940      1,229,564
      7.125%, 02/15/23...............         240        309,131
      6.25%, 08/15/23 -- 05/15/30....       2,130      2,535,293
      7.625%, 02/15/25...............         300        410,110
                                                    ------------
                                                       4,484,098
                                                    ------------
    U.S. Treasury Inflationary Bonds [TIPS]
      3.875%, 01/15/09...............       1,275      1,571,287
                                                    ------------
    U.S. Treasury Notes
      5.875%, 11/15/04@..............       4,165      4,499,666
      6.50%, 08/15/05 -- 02/15/10@...       2,010      2,312,972
      3.25%, 08/15/07................         115        117,884
      5.00%, 08/15/11@...............         155        170,016
      4.875%, 02/15/12...............         210        228,104
      4.375%, 08/15/12@..............         910        951,483
      5.375%, 02/15/31@..............         130        141,761
                                                    ------------
                                                       8,421,886
                                                    ------------
    (Cost $13,767,448)...............                 14,477,271
                                                    ------------
ASSET BACKED SECURITIES -- 2.8%
    BankBoston Home Equity Loan Trust
      Series 1998-1 Cl-A6
      6.35%, 02/25/13................         405        431,485
    Capital Auto Receivables Asset
      Trust
      Series 2002-2 Cl-CERT
      4.18%, 10/15/07................         638        655,180
    Chase Funding Mortgage Loan
      Asset-Backed
      Series 2002-1 Cl-1A3
      5.039%, 12/25/23...............         550        574,183
    Chase Funding Mortgage Loan
      Asset-Backed
      Series 2002-2 Cl-1A6
      5.214%, 08/25/13...............         350        363,405
    Chase Funding Mortgage Loan
      Asset-Backed
      Series 2002-2 Cl-1M1
      5.599%, 09/25/31...............          80         83,260
    Citibank Credit Card Issuance
      Trust
      Series 2000-C1 Cl-C1
      7.45%, 09/15/07................         600        655,214

                                          PAR
                                         (000)         VALUE
                                         -----         -----
    CoreStates Home Equity Trust
      Corp.
      Series 1994-1 Cl-A
      6.65%, 05/15/09................  $        5   $      5,067
    Harley-Davidson Motorcycle Trust
      Series 2002-1 Cl-B
      4.36%, 01/15/10................         299        307,791
    John Deere Owner Trust
      Series 2001-A Cl-A4
      3.78%, 09/15/08................         900        924,761
    MBNA Master Credit Card Trust
      Series 2000-D Cl-C
      8.40%, 09/15/09................         300        338,181
    Mellon Residential Funding Corp.
      Series 2001-HEIL Cl-A3
      5.945%, 02/25/11...............       1,000      1,018,084
    Reliant Energy Transition Bond
      Co. LLC Series 2001-1 Cl-A4
      5.63%, 09/15/15................         350        377,899
    SSB RV Trust
      Series 2001-1 Cl-A3
      4.74%, 02/15/13................         950        985,833
    Toyota Auto Receivables Owner
      Trust Series 2000-B C1-A4
      6.80%, 04/15/07................         700        730,659
                                                    ------------
    (Cost $7,163,423)................                  7,451,002
                                                    ------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 1.3%
    GSR Mortgage Loan Trust
      Series 2001-1 Cl-A12
      4.612%, 11/25/31...............         145        145,345
    J.P. Morgan Chase Commercial
      Mortgage Corp.
      Series 2001-CIB2 Cl-A2
      6.244%, 04/15/35...............         575        639,580
    J.P. Morgan Chase Commercial
      Mortgage Corp.
      Series 2001-CIBC Cl-A3
      6.26%, 03/15/33................       1,425      1,587,674
    Residential Funding Mortgage
      Series 1999-S3 Cl-A1
      6.50%, 01/25/29................         171        173,330
    Salomon Brothers Mortgage Trust
      Series 2001-C1 Cl-A2
      6.226%, 12/18/35...............         550        610,371
    Summit Mortgage Trust
      Series 2002-1 Cl-A2
      6.34%, 06/28/16................         375        394,026
                                                    ------------
    (Cost $3,262,432)................                  3,550,326
                                                    ------------

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                       PRINCIPAL
                                        IN LOCAL
                                        CURRENCY
                                         (000)         VALUE
                                       ---------       -----
FOREIGN BONDS -- 0.7%
BEVERAGES -- 0.1%
    Diageo Capital PLC -- (GBP)
      3.50%, 11/19/07................         180   $    181,119
                                                    ------------
BUSINESS SERVICES -- 0.0%
    Cie Generale de Geophysique --
      (FRF)
      10.625%, 11/15/07 144A.........         100         88,500
                                                    ------------
CABLE TELEVISION -- 0.0%
    Rogers Cablesystems of America,
      Inc. Cl-B -- (CAD)
      10.00%, 03/15/05...............         125        129,375
                                                    ------------
CHEMICALS -- 0.1%
    Avecia Group -- (GBP)
      11.00%, 07/01/09...............         125         98,125
    Kronos International,
      Inc. -- (DEM)
      8.875%, 06/30/09...............          50         53,121
                                                    ------------
                                                         151,246
                                                    ------------
CONTAINERS & PACKAGING -- 0.0%
    Smurfit Capital Funding PLC --
      (IEP)
      6.75%, 11/20/05................          50         49,539
                                                    ------------
ENTERTAINMENT & LEISURE -- 0.0%
    Hockey Co. -- (CAD)
      11.25%, 04/15/09 144A..........          50         51,250
                                                    ------------
FINANCIAL-BANK & TRUST -- 0.0%
    Bank of Nova Scotia -- (CAD)
      6.25%, 09/15/08................          50         55,662
                                                    ------------
METALS & MINING -- 0.1%
    Inco Ltd. -- (CAD)
      7.75%, 05/15/12................         185        206,432
                                                    ------------
PAPER & FOREST PRODUCTS -- 0.1%
    Ainsworth Lumber -- (CAD)
      12.50%, 07/15/07...............          50         52,250
      13.875%, 07/15/07..............         125        134,375
    MDP Acquisitions PLC -- (IEP)
      9.625%, 10/01/12 [PIK], 144A...          50         52,500
                                                    ------------
                                                         239,125
                                                    ------------
TELECOMMUNICATIONS -- 0.0%
    France Telecom SA -- (FRF)
      9.25%, 03/01/11 [VR]...........          75         86,873
                                                    ------------

                                       PRINCIPAL
                                        IN LOCAL
                                        CURRENCY
                                         (000)         VALUE
                                       ---------       -----
TRANSPORTATION -- 0.0%
    Stena AB -- (SEK)
      9.625%, 12/01/12 144A..........          25   $     25,875
                                                    ------------
UTILITIES -- 0.3%
    Canadian Natural Resources
      Ltd. -- (CAD)
      7.25%, 01/15/32................         300        337,599
    CE Electric UK Funding -- (GBP)
      6.853%, 12/30/04 144A..........         185        192,038
                                                    ------------
                                                         529,637
                                                    ------------
TOTAL FOREIGN BONDS
  (Cost $1,772,120)..................                  1,794,633
                                                    ------------
                                         SHARES
                                         ------
PREFERRED STOCK -- 0.2%
BROADCASTING -- 0.0%
    Granite Broadcasting Corp.
      12.75%*........................          50         26,875
                                                    ------------
CLOTHING & APPAREL -- 0.0%
    Anvil Holdings, Inc.
      13.00% Cl-B[PIK],+.............       1,966         35,874
                                                    ------------
TELECOMMUNICATIONS -- 0.2%
    Cablevision Systems Corp.
      11.125% Cl-M[PIK]..............       4,125        384,656
                                                    ------------
TOTAL PREFERRED STOCK
  (Cost $472,696)....................                    447,405
                                                    ------------
SHORT-TERM INVESTMENTS -- 2.7%
REGISTERED INVESTMENT COMPANIES
    Temporary Investment Cash Fund
    (Cost $7,307,760)................   7,307,760      7,307,760
                                                    ------------
TOTAL INVESTMENTS -- 101.8%
  (Cost $293,348,904)................                273,850,045
LIABILITIES IN EXCESS OF
  OTHER ASSETS -- (1.8%).............                 (4,730,936)
                                                    ------------
NET ASSETS -- 100.0%.................               $269,119,109
                                                    ============

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002
--------------------------------------------------------------------------------

The following is a breakdown of the foreign bond and stock portion of the Portfolio, classification, by country as of December 31, 2002. Percentages are based on net assets.

COUNTRY
-------
Australia............................................    1.3%
Austria..............................................    0.0%
Belgium..............................................    0.1%
Canada...............................................    0.7%
Denmark..............................................    0.1%
Finland..............................................    0.1%
France...............................................    1.6%
Germany..............................................    1.4%
Greece...............................................    0.0%
Hong Kong............................................    0.4%
Ireland..............................................    0.0%
Italy................................................    0.8%
Japan................................................    2.7%
Mexico...............................................    0.3%
Netherlands..........................................    0.5%
New Zealand..........................................    0.1%
Norway...............................................    0.1%
Portugal.............................................    0.1%
Singapore............................................    0.3%
Spain................................................    0.4%
Sweden...............................................    0.8%
Switzerland..........................................    0.3%
United Kingdom.......................................    3.2%
                                                       -----
Total................................................   15.3%
                                                       =====

--------------------------------------------------------------------------------

Definitions of abbreviations and annotations are included following the Schedules of Investments.

See Notes to Financial Statements.

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                        PRINCIPAL
                                        IN LOCAL
                                        CURRENCY
                                          (000)        VALUE
                                        ---------      -----
FOREIGN BONDS -- 32.4%
AUSTRALIA -- 0.1%
    Australian Government 6.50%,
      05/15/13........................        390   $    242,689
                                                    ------------
AUSTRIA -- 1.5%
    Republic of Austria 4.00%,
      07/15/09........................      1,600      1,699,282
      4.00%, 07/15/09.................      1,300      1,380,667
                                                    ------------
                                                       3,079,949
                                                    ------------
BELGIUM -- 0.4%
    Belgium Government 5.00%,
      09/28/12........................        705        779,007
                                                    ------------
CANADA -- 1.1%
    Canadian Government 5.25%,
      06/01/12........................      2,680      1,758,359
    Canadian Natural Resources Ltd.
      7.20%, 01/15/32.................        185        208,186
    Inco Ltd. 7.75%, 05/15/12.........        240        267,803
                                                    ------------
                                                       2,234,348
                                                    ------------
DENMARK -- 3.4%
    Kingdom of Denmark 8.00%,
      03/15/06........................      4,120        661,716
      6.00%, 11/15/11.................     41,100      6,524,687
                                                    ------------
                                                       7,186,403
                                                    ------------
FINLAND -- 1.7%
    Finland Government 5.00%,
      07/04/07........................      3,000      3,347,932
    UPM-Kymmene Corp. 6.625%,
      01/23/17........................        110        187,307
                                                    ------------
                                                       3,535,239
                                                    ------------
FRANCE -- 5.0%
    Compagnie Financiere de Paribas
      5.625%, 08/07/08................        300        337,777
    Dexia Credit Local 5.25%,
      04/25/08........................        400        449,040
    France Telecom SA 6.75%,
      03/14/08........................        200        223,357
      9.25%, 03/01/11.................         90        104,248
    French Government 5.50%,
      10/25/07........................      1,990      2,269,849
      5.00%, 04/25/12.................      4,720      5,247,602
      5.50%, 04/25/29.................      1,180      1,359,335
    Vivendi Environment 5.875%,
      06/27/08........................        300        332,737
                                                    ------------
                                                      10,323,945
                                                    ------------
GERMANY -- 2.4%
    Bayer AG 5.375%, 04/10/07.........        200        218,926

                                        PRINCIPAL
                                        IN LOCAL
                                        CURRENCY
                                          (000)        VALUE
                                        ---------      -----
    German Government 4.125%,
      08/27/04........................      2,550   $  2,737,419
      6.00%, 01/05/06.................      1,830      2,076,626
                                                    ------------
                                                       5,032,971
                                                    ------------
GREECE -- 0.6%
    Greek Government 6.50%,
      01/11/14........................      1,075      1,318,676
                                                    ------------
IRELAND -- 1.2%
    Irish Government 4.25%,
      10/18/07........................      2,000      2,170,763
    Irish Life & Permanent PLC 6.25%,
      02/15/11........................        200        226,623
    MDP Acquisitions PLC 9.625%,
      10/01/12 144A...................        200        210,000
                                                    ------------
                                                       2,607,386
                                                    ------------
ITALY -- 4.9%
    Italy Treasury 6.75%, 07/01/07....      2,920      3,479,821
      5.00%, 10/15/07.................      3,320      3,710,027
      7.25%, 11/01/26.................        660        922,690
      6.00%, 05/01/31.................      1,540      1,877,697
    Telecom Italia SPA 6.25%,
      02/01/12........................        225        248,441
                                                    ------------
                                                      10,238,676
                                                    ------------
JAPAN -- 2.7%
    Japanese Government 1.30%,
      06/20/11........................    485,000      4,279,466
      1.40%, 03/20/12.................     50,000        443,088
      2.00%, 06/20/22.................    112,000      1,024,028
                                                    ------------
                                                       5,746,582
                                                    ------------
NETHERLANDS -- 3.0%
    Deutsche Telekom International
      Finance BV 7.50%, 05/29/07......        200        226,241
    E. ON International Finance BV
      5.75%, 05/29/09.................        200        225,871
    ING Bank NV 5.50%, 01/04/12.......        400        437,501
    Koninlijke KPN NV 4.75%,
      11/05/08........................        300        312,331
    Netherlands Government 5.75%,
      02/15/07........................      3,830      4,393,249
    Olivetti Finance NV 6.50%,
      04/24/07........................        225        246,101
    Unilever NV 4.75%, 06/07/04.......        350        376,432
                                                    ------------
                                                       6,217,726
                                                    ------------

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                        PRINCIPAL
                                        IN LOCAL
                                        CURRENCY
                                          (000)        VALUE
                                        ---------      -----
SPAIN -- 1.5%
    Spanish Government 5.40%,
      07/30/11........................      1,500   $  1,715,094
      6.00%, 01/31/29.................      1,130      1,378,008
                                                    ------------
                                                       3,093,102
                                                    ------------
SWEDEN -- 0.4%
    Swedish Government 5.00%,
      01/28/09........................      7,400        877,932
                                                    ------------
UNITED KINGDOM -- 2.5%
    Allied Domecq Financial Services
      PLC 5.875%, 06/12/09............        300        336,908
    British Telecom PLC 7.125%,
      02/15/02........................        310        364,840
    Coca-Cola HBC Finance PLC 5.25%,
      06/27/06........................        200        219,932
    Diageo Capital PLC 3.50%,
      11/19/07........................        235        236,460
    Gallaher Group PLC 4.875%,
      01/28/05........................        200        214,308
    Imperial Tobacco Finance 6.375%,
      09/27/06........................        150        167,114
    Innogy PLC 4.625%, 10/01/04.......        200        214,316
    Monumental Global Funding 5.75%,
      03/20/07........................        120        190,817
    NGG Finance PLC 5.25%, 08/23/06...        200        218,952
    Rio Tinto Finance PLC 5.125%,
      05/10/07........................        200        220,252
    Royal Bank of Scotland PLC 6.00%,
      05/10/13........................        400        460,150
    Tesco PLC 5.25%, 05/07/08.........        200        222,060
    Union Bank of Switzerland London
      8.00%, 01/08/07.................        207        373,103
    United Kingdom Treasury 4.25%,
      06/07/32........................      1,180      1,842,477
                                                    ------------
                                                       5,281,689
                                                    ------------
TOTAL FOREIGN BONDS
  (Cost $61,099,046)..................                67,796,320
                                                    ------------


                                          PAR
                                         (000)        VALUE
                                         -----        -----
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 21.3%
    Federal Home Loan Bank 5.75%,
      05/15/12........................  $    900   $  1,008,131
                                                   ------------
    Federal Home Loan Mortgage Corp.
      4.625%, 02/15/07................     2,600      2,847,421
      4.701%, 09/01/32................       497        508,280
      4.875%, 03/15/07................     2,658      2,874,686
      5.00%, 12/01/08.................       461        475,772
      5.125%, 07/15/12................       435        463,863
      5.75%, 01/15/12.................     1,171      1,305,297
      6.25%, 07/15/32.................        82         93,225
      6.50%, 05/15/27-03/15/28........       850        891,679
      6.502%, 11/25/30................       100        105,540
      6.75%, 03/15/31.................        40         48,002
      7.00%, 10/10/30-11/01/30........       617        649,074
                                                   ------------
                                                     10,262,839
                                                   ------------
    Federal National Mortgage Assoc.
      5.25%, 08/01/12.................       200        209,232
      5.50%, 06/01/17-01/01/33........     4,762      4,914,290
      6.00%, 05/15/11-02/01/32........     5,757      6,020,010
      6.00%, 04/01/32 [IO]............       939        169,154
      6.50%, 05/01/17-12/01/32........     8,346      8,765,329
      6.50%, 02/01/32 [IO]............       444         64,282
      7.00%, 12/01/29-01/01/31........       790        831,099
                                                   ------------
                                                     20,973,396
                                                   ------------
    Government National Mortgage
      Assoc. 5.50%, 01/01/18-01/01/33
      [TBA]...........................     1,470      1,517,121
      6.00%, 01/01/32-02/01/33
        [TBA].........................     3,150      3,265,313
      6.50%, 05/15/16-09/20/32........     4,153      4,387,927
      7.00%, 03/15/13-01/01/33........     1,509      1,608,020
      7.50%, 01/01/33 [TBA]...........     1,550      1,653,656
                                                   ------------
                                                     12,432,037
                                                   ------------
      (Cost $43,758,965)..............               44,676,403
                                                   ------------
CORPORATE OBLIGATIONS -- 13.6%
AUTOMOBILE MANUFACTURERS -- 0.4%
    Daimlerchrysler NA Holding Corp.
      7.50%, 12/07/06.................        90        152,901
      7.30%, 01/15/12.................       150        168,606
    Ford Motor Co. 7.45%, 07/16/31....       660        575,657
                                                   ------------
                                                        897,164
                                                   ------------
AUTOMOTIVE PARTS -- 0.1%
    Rexnord Corp. 10.125%, 12/15/12
      144A............................       200        208,000
                                                   ------------

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                          PAR
                                         (000)        VALUE
                                         -----        -----
BEVERAGES -- 0.3%
    Anheuser-Busch Companies, Inc.
      4.375%, 01/15/13................  $    280   $    279,325
    Bottling Group LLC 4.625%,
      11/15/12 144A...................       200        200,303
    Coca-Cola Enterprises 5.25%,
      05/15/07........................       225        242,145
                                                   ------------
                                                        721,773
                                                   ------------
BROADCASTING -- 0.5%
    Clear Channel Communications, Inc.
      7.875%, 06/15/05................       290        317,709
    News America Holdings 8.50%,
      02/15/05........................       235        254,226
    Paxson Communications Corp.
      10.33%, 01/15/09 [STEP].........       185        118,400
    Sinclair Broadcast Group, Inc.
      8.75%, 12/15/11.................       250        270,313
    Viacom, Inc.
    5.625%, 08/15/12..................       120        128,259
                                                   ------------
                                                      1,088,907
                                                   ------------
BUILDING MATERIALS -- 0.2%
    Lowes Companies, Inc. 6.50%,
      03/15/29........................       170        182,430
    Masco Corp. 5.875%, 07/15/12......       245        258,141
                                                   ------------
                                                        440,571
                                                   ------------
BUSINESS SERVICES -- 0.2%
    Advance Holding Corp. 11.178%,
      04/15/09 [STEP].................       165        170,156
    Iron Mountain 8.625%, 04/01/13....       200        210,000
                                                   ------------
                                                        380,156
                                                   ------------
CHEMICALS -- 0.4%
    American Pacific Corp. 9.25%,
      03/01/05........................       250        256,250
    Chevron Phillips Chemical Co.
      5.375%, 06/15/07................       305        319,943
    Hercules, Inc. 11.125%,
      11/15/07........................       200        224,000
                                                   ------------
                                                        800,193
                                                   ------------
COMPUTER HARDWARE -- 0.1%
    International Business Machines
      Corp. 4.25%, 09/15/09...........       230        235,184
                                                   ------------
CONGLOMERATES -- 0.0%
    Tyco International Group 5.80%,
      08/01/06........................        80         74,900
                                                   ------------

                                          PAR
                                         (000)        VALUE
                                         -----        -----
CONSTRUCTION -- 0.1%
    Lennar Corp. 9.95%, 05/01/10......  $    250   $    273,750
                                                   ------------
CONSUMER PRODUCTS & SERVICES -- 0.2%
    PHH Corp. 8.125%, 02/03/03........       500        501,263
                                                   ------------
CONTAINERS & PACKAGING -- 0.0%
    Packaged Ice, Inc. Cl-B 9.75%,
      02/01/05........................       115         90,419
                                                   ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 0.1%
    PSEG Power LLC 8.625%, 04/15/31...       145        156,650
                                                   ------------
ENTERTAINMENT & LEISURE -- 0.3%
    AOL Time Warner, Inc. 7.625%,
      04/15/31........................       210        216,597
    International Game Technology Co.
      8.375%, 05/15/09................       200        223,000
    Isle of Capri Casinos Co.
      8.75%, 04/15/09.................       250        258,125
                                                   ------------
                                                        697,722
                                                   ------------
FINANCIAL-BANK & TRUST -- 1.5%
    ABN AMRO Bank NV
      7.125%, 06/18/07................       215        241,580
    Bank of America Corp. 6.125%,
      12/16/10........................       215        362,938
      4.875%, 09/15/12................       275        278,501
    BB&T Corp. 6.50%, 08/01/11........        90        101,818
      4.75%, 10/01/12.................       170        170,940
    Countrywide Home Loans, Inc.
      5.50%, 02/01/07.................       250        265,681
    Credit Suisse First Boston USA,
      Inc. 6.50%, 01/15/12............       135        144,530
    North Fork Bankcorp, Inc. 5.875%,
      08/15/12 144A...................        65         69,569
    Regions Financial Corp. 6.375%,
      05/15/12........................       150        167,589
    State Street Corp. 7.65%,
      06/15/10........................       170        204,288
    Suntrust Banks, Inc. 6.25%,
      06/01/08........................       210        237,886
      6.375%, 04/01/11................       200        223,403
    Wachovia Corp. 6.40%, 04/01/08....       230        258,127
    Washington Mutual, Inc. 5.50%,
      01/15/13........................       130        132,789
                                                   ------------
                                                      2,859,639
                                                   ------------

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                          PAR
                                         (000)        VALUE
                                         -----        -----
FINANCIAL SERVICES -- 2.2%
    Boeing Capital Corp.
      5.65%, 05/15/06.................  $    220   $    230,696
    CIT Group Holdings, Inc. 7.125%,
      10/15/04........................       100        105,721
      7.75%, 04/02/12.................       235        264,385
    Ford Motor Credit Co. 7.25%,
      02/22/05........................        90        140,650
    General Electric Capital Corp.
      5.125%, 06/20/07................       500        552,282
      6.00%, 06/15/12.................       235        254,184
    General Motors Acceptance Corp.
      6.125%, 03/15/07................       200        211,114
      6.125%, 08/28/07................       490        496,312
    Household Finance Corp. 5.75%,
      01/30/07........................        90         94,280
    International Lease Finance Corp.
      6.375%, 03/15/09................       275        294,155
    John Deere Capital Corp.
      7.00%, 03/15/12.................       280        325,204
    John Hancock Global Fund
      3.875%, 02/08/06................       200        211,864
    Merrill Lynch & Co.
      7.375%, 12/17/07................        90        154,007
    Morgan Stanley
      6.60%, 04/01/12.................       235        260,912
    Sears Roebuck Acceptance Corp.
      6.70%, 04/15/12.................       140        133,114
    Verizon Global Funding Corp.
      7.75%, 12/01/30.................       220        257,161
    Wells Fargo Financial
      5.50%, 08/01/12.................       300        317,954
                                                   ------------
                                                      4,303,995
                                                   ------------
FOOD -- 0.9%
    Conagra, Inc.
      7.50%, 09/15/05.................       260        291,601
    General Mills, Inc.
      6.00%, 02/15/12.................       300        326,870
    Heinz (H.J.) Co.
      6.625%, 07/15/11 144A...........       290        328,728
    Kellogg Co.
      6.60%, 04/01/11.................       185        208,692
    Kraft Foods, Inc.
      6.25%, 06/01/12.................       310        347,290
    Unilever Capital Corp.
      5.90%, 11/15/32.................       250        256,822
    UST, Inc.
      6.625%, 07/15/12 144A...........       190        207,373
                                                   ------------
                                                      1,967,376
                                                   ------------
HEALTHCARE SERVICES -- 0.0%
    Triad Hospitals, Inc.
      11.00%, 05/15/09 Cl-B...........        75         83,250
                                                   ------------

                                          PAR
                                         (000)        VALUE
                                         -----        -----
HOTELS & MOTELS -- 0.1%
    Host Marriott L.P.
      9.50%, 01/15/07.................  $    250   $    255,000
                                                   ------------
INDUSTRIAL PRODUCTS -- 0.2%
    Collins & Aikman Floor Coverings
      9.75%, 02/15/10.................       165        165,825
    National Waterworks, Inc.
      10.50%, 12/01/12 144A...........       150        158,250
                                                   ------------
                                                        324,075
                                                   ------------
INSURANCE -- 1.1%
    Ace Ltd.
      6.00%, 04/01/07.................       335        358,858
    AIG Sunamerica Global Finance XII
      5.30%, 05/30/07 144A............       355        383,007
    AIG SunAmerica Institutional
      Funding III Ltd. 5.50%,
      03/07/11........................       215        239,502
    Allstate Financial Global Funding
      5.25%, 02/01/07 144A............       300        319,049
    Metlife, Inc.
      6.125%, 12/01/11................       300        324,368
    Nationwide Financial Services
      5.90%, 07/01/12.................       200        204,293
    The Hartford Financial Services
      Group, Inc.
      6.90%, 06/15/04.................       230        243,306
    XL Capital Ltd.
      6.50%, 01/15/12.................       290        314,551
                                                   ------------
                                                      2,386,934
                                                   ------------
MACHINERY & EQUIPMENT -- 0.1%
    Cummins, Inc.
      9.50%, 12/01/10 144A............       150        159,750
                                                   ------------
MEDICAL SUPPLIES & EQUIPMENT -- 0.1%
    Amerisource Bergen Corp.
      8.125%, 09/01/08................       250        267,500
                                                   ------------
METALS & MINING -- 0.3%
    AK Steel Corp.
      7.75%, 06/15/12 144A............       200        202,500
    Alcan, Inc.
      4.875%, 09/15/12................       230        233,356
    Compass Minerals Group
      10.00%, 08/15/11................       165        181,500
                                                   ------------
                                                        617,356
                                                   ------------
OIL & GAS -- 1.0%
    Amerada Hess Corp.
      6.65%, 08/15/11.................       275        300,873
    Amerigas Partners L.P./Eagle
      Finance Corp.
      10.00%, 04/15/06................       250        265,000
    Andarko Petroleum Corp.
      5.00%, 10/01/12.................       200        202,831

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                          PAR
                                         (000)        VALUE
                                         -----        -----
    Baker Hughes, Inc.
      6.875%, 01/15/29................  $    300   $    332,863
    ConocoPhillips
      5.90%, 10/15/32 144A............       180        179,602
    Kinder Morgan, Inc.
      6.50%, 09/01/12 144A............       235        246,032
    Pemex Project Funding Master Trust
      7.375%, 12/15/14 144A...........       275        282,563
    Praxair, Inc.
      6.90%, 11/01/06.................       240        269,048
    Reliant Energy Resouces
      6.50%, 02/01/08.................        35         29,537
                                                   ------------
                                                      2,108,349
                                                   ------------
PAPER & FOREST PRODUCTS -- 0.2%
    Longview Fibre Co.
      10.00%, 01/15/09................       265        279,575
    Weyerhaeuser Co.
      5.95%, 11/01/08.................       190        203,074
                                                   ------------
                                                        482,649
                                                   ------------
PHARMACEUTICALS -- 0.3%
    Abbott Laboratories 5.625%,
      07/01/06........................       305        333,701
    Merck & Co., Inc. 6.40%,
      03/01/28........................       290        322,546
                                                   ------------
                                                        656,247
                                                   ------------
PRINTING & PUBLISHING -- 0.3%
    Dex Media East LLC 9.875%,
      11/15/09........................       200        216,000
    Reed Elsevier Capital 5.75%,
      07/31/08........................       300        337,022
                                                   ------------
                                                        553,022
                                                   ------------
RAILROADS -- 0.1%
    Union Pacific Corp. 6.50%,
      04/15/12........................       225        253,252
                                                   ------------
RETAIL & MERCHANDISING -- 0.4%
    Kroger Co. 6.20%, 06/15/12........       245        262,050
    Target Corp. 5.875%, 03/01/12.....       325        352,993
    Wal-Mart Stores, Inc. 4.375%,
      07/12/07........................       265        279,652
                                                   ------------
                                                        894,695
                                                   ------------
TELECOMMUNICATIONS -- 0.3%
    AT&T Corp. 8.00%, 11/15/31........       200        221,203
    Cox Communications, Inc. 7.875%,
      08/15/09........................       225        254,177
      6.75%, 03/15/11.................        90         96,992
    Verizon Florida, Inc. 6.125%,
      01/15/13........................        95        102,058
    Verizon Global Funding Corp.
      7.375%, 09/01/12................        25         28,825
                                                   ------------
                                                        703,255
                                                   ------------

                                          PAR
                                         (000)        VALUE
                                         -----        -----
UTILITIES -- 1.6%
    Appalachian Power Co. 4.80%,
      06/15/05........................  $    225   $    225,922
    Cincinnati Gas & Electric Co.
      5.70%, 09/15/12.................       185        189,986
    Consolidated Edison Company of New
      York 8.125%, 05/01/10...........       200        245,362
    Constellation Energy Group 6.35%,
      04/01/07........................       155        163,141
    Consumers Energy Co. 6.00%,
      03/15/05........................       210        208,267
    Entergy Gulf States, Inc. 5.20%,
      12/03/07 144A...................       200        201,883
    FirstEnergy Corp. 7.375%,
      11/15/31........................       190        184,829
    Nisource Finance Corp.
      7.625%, 11/15/05................       200        209,025
    Oncor Electric Delivery
      7.25%, 01/15/33 144A............       215        219,627
    Pinnacle West Capital Corp.
      6.40%, 04/01/06.................       190        193,580
    PPL Energy Supply LLC
      6.40%, 11/01/11.................       160        159,492
    Progress Energy, Inc.
      6.75%, 03/01/06.................       180        193,497
    Sempra Energy Co.
      6.80%, 07/01/04.................       300        312,640
    Southern Power Co.
      6.25%, 07/15/12.................       105        111,135
    Virginia Electric & Power
      5.375%, 02/01/07................       250        265,120
                                                   ------------
                                                      3,083,506
                                                   ------------
TOTAL CORPORATE OBLIGATIONS
  (Cost $27,271,494)..................               28,526,502
                                                   ------------

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                          PAR
                                         (000)        VALUE
                                         -----        -----
U.S. TREASURY OBLIGATIONS -- 12.2%
    U.S. Treasury Bonds
      7.50%, 11/15/16.................  $    120   $    156,966
      6.25%, 08/15/23-05/15/30........     1,465      1,743,769
      6.375%, 08/15/27................     1,025      1,232,323
      5.375%, 02/15/31................     1,175      1,281,301
                                                   ------------
                                                      4,414,359
                                                   ------------
    U.S. Treasury Inflationary Bonds
      3.875%, 01/15/09................     1,350      1,663,716
                                                   ------------
    U.S. Treasury Notes 2.125%,
      08/31/04........................     1,295      1,309,823
      5.875%, 11/15/04................     6,745      7,286,973
      6.50%, 08/15/05.................       795        889,469
      3.50%, 11/15/06.................     6,540      6,807,734
      3.25%, 08/15/07.................     1,775      1,819,515
      4.375%, 08/15/12................     1,250      1,306,983
                                                   ------------
                                                     19,420,497
                                                   ------------
    (Cost $24,847,661)................               25,498,572
                                                   ------------
ASSET BACKED SECURITIES -- 3.0%
    BankBoston Home Equity Loan Trust
      Series 1998-1 Cl-A6
      6.35%, 02/25/13.................       445        474,633
    Capital Auto Receivables Asset
      Trust Series 2002-2 Cl-CERT
      4.18%, 10/15/07.................       350        359,459
    Chase Funding Mortgage Loan Asset-
      Backed Series 2002-1 Cl-A3
      5.039%, 12/25/23................       300        313,191
    Chase Funding Mortgage Loan Asset-
      Backed Series 2002-2 Cl-1A6
      5.214%, 08/25/13................       275        285,533
    Chase Funding Mortgage Loan Asset-
      Backed Series 2002-2 Cl-1M1
      5.599%, 09/25/31................        60         62,445
    Chase Funding Mortgage Loan Asset-
      Backed Series 2002-3 Cl-1A6
      4.707%, 08/25/13................       250        255,535
    Chase Manhattan Auto Owner Trust
      Series 2001-B Cl-CTFS
      3.75%, 05/15/08.................       250        255,318
    Citibank Credit Card Issuance
      Trust Series 2000-A3 Cl-A3
      6.875%, 11/15/09................       825        939,771
    Citibank Credit Card Issuance
      Trust Series 2000-C1 Cl-C1
      7.45%, 09/15/07.................       300        327,607
    Citibank Credit Card Issuance
      Trust Series 2001-A1 Cl-A1
      6.90%, 10/15/07.................       150        167,672

                                          PAR
                                         (000)        VALUE
                                         -----        -----
    GSR Mortgage Loan Trust Series
      2001-1 Cl-A12
      4.612%, 11/25/31................  $     89   $     88,822
    Harley-Davidson Motorcycle Trust
      Series 2001-1 Cl-B
      5.29%, 01/15/09.................       202        207,464
    Harley-Davidson Motorcycle Trust
      Series 2002-1 Cl-B
      4.36%, 04/15/13.................       160        164,155
    Harley-Davidson Motorcycle Trust
      Series 2002-2 Cl-B
      2.84%, 06/15/10.................       454        458,093
    MBNA Master Credit Card Trust
      Series 1998-E Cl-A
      1.972%, 09/15/10................       250        250,261
    MBNA Master Credit Card Trust
      Series 2000-D Cl-C
      8.40%, 09/15/09.................       650        732,725
    Reliant Energy Transition Bond Co.
      LLC Series 2001-1 Cl-A4
      5.63%, 09/15/15.................       275        296,921
    Residential Funding Mortgage
      Series 1999-S3 Cl-A1
      6.50%, 01/25/29.................       100        101,607
    SSB RV Trust Series 2001-1 Cl-A3
      4.74%, 02/15/13.................       525        544,801
                                                   ------------
    (Cost $6,106,920).................                6,286,013
                                                   ------------
SOVEREIGN ISSUES -- 1.7%
MEXICO
    United Mexican States
      8.625%, 03/12/08................     1,120      1,289,680
      8.375%, 01/14/11................     2,060      2,332,950
                                                   ------------
    (Cost $3,388,429).................                3,622,630
                                                   ------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 1.2%
    Bear Stearns Commercial Mortgage
      Securities Series 2002-Top8
      Cl-A2
      4.83%, 08/15/38.................       935        950,995
    J.P. Morgan Chase Commercial
      Mortgage Finance Corp. Series
      2001-CIB2 Cl-A2
      6.244%, 04/15/35................       325        361,502
    J.P. Morgan Chase Commercial
      Mortgage Finance Corp. Series
      2001-CIBC Cl-A3
      6.26%, 03/15/33.................       650        724,203

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                          PAR
                                         (000)        VALUE
                                         -----        -----
    Salomon Brothers Mortgage
      Securities VII Series 2001-C1
      Cl-A2
      6.226%, 12/18/35................  $    300   $    332,930
    Summit Mortgage Trust Series
      2002-1 Cl-A2
      6.34%, 06/28/16.................       200        210,147
                                                   ------------
    (Cost $2,431,362).................                2,579,777
                                                   ------------
                                         SHARES
                                         ------
U.S. STOCK -- 0.0%
TRANSPORTATION
    Travelcenters of America Warrants*
    (Cost $0).........................       750          7,500
                                                   ------------
                                         NUMBER
                                           OF
                                        CONTRACTS
                                        ---------
OPTIONS -- 0.0%
PUT OPTIONS
    Japan Government Bond #231, Strike
      Price 96.801, Expires 1/24/03*
    (Cost $30,240)....................   315,000             133
                                                    ------------
                                         SHARES
                                         ------
FOREIGN STOCK -- 0.0%
MEXICO -- 0.0%
    Mexican Value Recovery Rights*....   233,000              67
                                                    ------------
NIGERIA -- 0.0%
    Central Bank of Nigeria
      Warrants*.......................       250               0
                                                    ------------
VENEZUELA -- 0.0%
    Republic of Venezuela Warrants*...     1,250               0
                                                    ------------
TOTAL FOREIGN STOCK
  (Cost $0)...........................                        67
                                                    ------------
TOTAL INVESTMENTS -- 85.4%
  (Cost $168,934,117).................               178,993,917
OTHER ASSETS LESS
  LIABILITIES -- 14.6%................                30,599,735
                                                    ------------
NET ASSETS -- 100.0%..................              $209,593,652
                                                    ============

Foreign currency exchange contracts outstanding at December 31, 2002:

                                            IN                        UNREALIZED
SETTLEMENT              CONTRACTS TO     EXCHANGE      CONTRACTS    APPRECIATION/
MONTH          TYPE        RECEIVE          FOR        AT VALUE     (DEPRECIATION)
----------------------------------------------------------------------------------
02/03        Buy   AUD        314,313   $   175,073   $   175,191      $    118
02/03        Buy   CAD      9,291,790     5,960,285     5,876,305       (83,980)
12/03        Buy   CNY     15,330,120     1,860,000     1,852,128        (7,872)
01/03        Buy   EUR      2,362,239     2,475,000     2,478,643         3,643
02/03        Buy   EUR     12,271,509    12,319,328    12,854,055       534,727
02/03        Buy   GBP      2,654,846     4,155,046     4,258,382       103,336
02/03        Buy   IDR  8,437,570,000       905,222       942,745        37,523
01/03        Buy   JPY    114,954,480       968,000       968,748           748
02/03        Buy   JPY    217,128,620     1,780,000     1,831,898        51,898
02/03        Buy   KOR  4,549,985,000     3,733,474     3,836,251       102,777
02/03        Buy   MXP     18,382,129     1,760,572     1,749,671       (10,901)
02/03        Buy   NOK      1,400,000       189,702       200,572        10,870
02/03        Buy   SEK      1,713,301       187,959       196,638         8,679
                                        -----------   -----------      --------
                                        $36,469,661   $37,221,227      $751,566
                                        ===========   ===========      ========

                                          IN                        UNREALIZED
SETTLEMENT               CONTRACTS     EXCHANGE      CONTRACTS    APPRECIATION/
MONTH          TYPE     TO DELIVER        FOR        AT VALUE     (DEPRECIATION)
--------------------------------------------------------------------------------
02/03        Sell  DKK   43,959,093   $ 5,915,636   $ 6,198,650     $(283,014)
02/03        Sell  EUR    3,516,285     3,539,426     3,683,208      (143,782)
02/03        Sell  JPY  234,960,215     1,945,000     1,982,342       (37,342)
02/03        Sell  MXP   18,382,130     1,759,392     1,749,671         9,721
                                      -----------   -----------     ---------
                                      $13,159,454   $13,613,871     $(454,417)
                                      ===========   ===========     =========

Cash of $484,068 has been segregated with the custodian to cover requirements for the following open futures contracts at December 31, 2002:

                                            NOTIONAL
                               EXPIRATION    AMOUNT     UNREALIZED
DESCRIPTION                      MONTH       (000)     DEPRECIATION
-------------------------------------------------------------------
Short U.S. Treasury 5 Year
 Note........................    03/03      $(2,500)    $ (56,445)
Short U.S. Treasury 10 Year
 Note........................    03/03       (5,100)     (139,266)
                                                        ---------
                                                        $(195,711)
                                                        =========

--------------------------------------------------------------------------------

Definitions of abbreviations and annotations are included following the Schedules of Investments.

See Notes to Financial Statements.

AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                         SHARES        VALUE
                                         ------        -----
COMMON STOCK -- 94.8%
ADVERTISING -- 0.4%
    Lamar Advertising Co.*............     35,000   $  1,177,750
                                                    ------------
AEROSPACE -- 0.3%
    Alliant Techsystems, Inc.*........     15,600        972,660
                                                    ------------
AUTOMOTIVE PARTS -- 2.0%
    Advance Auto Parts, Inc.*@........    115,000      5,623,500
                                                    ------------
BEVERAGES -- 1.6%
    Pepsi Bottling Group, Inc. .......    179,200      4,605,440
                                                    ------------
BROADCASTING -- 4.1%
    Radio One, Inc. Cl-D*.............    219,700      3,170,271
    Westwood One, Inc.*@..............    229,000      8,555,440
                                                    ------------
                                                      11,725,711
                                                    ------------
BUILDING MATERIALS -- 0.9%
    American Standard Companies,
      Inc.*...........................     36,700      2,610,838
                                                    ------------
BUSINESS SERVICES -- 0.8%
    Fiserv, Inc.*.....................     44,700      1,517,565
    Iron Mountain, Inc.*..............     20,800        686,608
                                                    ------------
                                                       2,204,173
                                                    ------------
CHEMICALS -- 0.4%
    Ecolab, Inc.@.....................     21,200      1,049,400
                                                    ------------
CLOTHING & APPAREL -- 2.7%
    Coach, Inc.*......................    132,300      4,355,316
    Ross Stores, Inc. ................     81,100      3,437,829
                                                    ------------
                                                       7,793,145
                                                    ------------
COMPUTER HARDWARE -- 2.4%
    Integrated Circuit Systems,
      Inc.*...........................    132,100      2,410,825
    Lexmark International, Inc.*@.....     70,300      4,253,150
    Storage Technology Corp.*.........     10,700        229,194
                                                    ------------
                                                       6,893,169
                                                    ------------
COMPUTER SERVICES & SOFTWARE -- 9.8%
    Affiliated Computer Services, Inc.
      Cl-A*@..........................    103,300      5,438,745
    BEA Systems, Inc.*................     61,600        706,552
    Citrix Systems, Inc.*@............    326,800      4,026,176
    Electronic Arts, Inc.*@...........     64,700      3,220,119
    Intuit, Inc.*.....................    141,600      6,643,872
    Mercury Interactive Corp.*@.......     85,700      2,541,005
    SunGard Data Systems, Inc.*.......    237,100      5,586,076
                                                    ------------
                                                      28,162,545
                                                    ------------
CONSTRUCTION -- 1.8%
    D.R. Horton, Inc.@................     86,150      1,494,703
    Lennar Corp. .....................     45,600      2,352,960
    The Ryland Group, Inc. ...........     36,800      1,227,280
                                                    ------------
                                                       5,074,943
                                                    ------------

                                         SHARES        VALUE
                                         ------        -----
CONSUMER PRODUCTS & SERVICES -- 3.9%
    Mattel, Inc. .....................     93,500   $  1,790,525
    USA Interactive*@.................    291,200      6,656,832
    Weight Watchers International,
      Inc.*sec........................     63,200      2,905,304
                                                    ------------
                                                      11,352,661
                                                    ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 1.5%
    Synopsys, Inc.*@..................     43,800      2,021,370
    Zebra Technologies Corp. Cl-A*....     40,000      2,292,000
                                                    ------------
                                                       4,313,370
                                                    ------------
FINANCIAL-BANK & TRUST -- 1.0%
    Commerce Bancorp, Inc.@...........     68,100      2,941,239
                                                    ------------
FINANCIAL SERVICES -- 3.2%
    Affiliated Managers Group,
      Inc.*@..........................     60,900      3,063,270
    Investment Technology Group,
      Inc.*...........................     45,800      1,024,088
    Legg Mason, Inc.@.................     67,900      3,295,866
    Moody's Corp. ....................     45,000      1,858,050
                                                    ------------
                                                       9,241,274
                                                    ------------
HEALTHCARE SERVICES -- 7.3%
    Anthem, Inc.*.....................     79,400      4,994,260
    Caremark Rx, Inc.*................    164,500      2,673,125
    Community Health Systems, Inc.*@..    187,400      3,858,566
    LifePoint Hospitals, Inc.*@.......     22,400        670,454
    Quest Diagnostics, Inc.*@.........     58,800      3,345,720
    Universal Health Services, Inc.
      Cl-B*...........................     59,500      2,683,450
    WellPoint Health Networks,
      Inc.*...........................     37,500      2,668,500
                                                    ------------
                                                      20,894,075
                                                    ------------
INSURANCE -- 0.3%
    Radian Group, Inc. ...............     23,900        887,885
                                                    ------------
INTERNET SERVICES -- 4.0%
    Hotels.com Cl-A*@.................     58,000      3,168,540
    Networks Associates, Inc.*@.......    232,600      3,742,534
    Symantec Corp.*...................    110,650      4,475,793
                                                    ------------
                                                      11,386,867
                                                    ------------
MACHINERY & EQUIPMENT -- 2.5%
    Cooper Cameron Corp.*.............     63,100      3,143,642
    Danaher Corp.@....................     63,500      4,171,950
                                                    ------------
                                                       7,315,592
                                                    ------------
MEDICAL SUPPLIES & EQUIPMENT -- 5.5%
    AmerisourceBergen Corp. ..........     70,800      3,845,148
    Boston Scientific Corp.*..........     58,000      2,466,160
    Varian Medical Systems, Inc.*.....     66,500      3,298,400
    Zimmer Holdings, Inc.*............    150,900      6,265,368
                                                    ------------
                                                      15,875,076
                                                    ------------

AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                         SHARES        VALUE
                                         ------        -----
OIL & GAS -- 4.1%
    EOG Resources, Inc.@..............    102,400   $  4,087,808
    Ocean Energy, Inc. ...............    108,900      2,174,733
    Smith International, Inc.*........     70,600      2,302,972
    XTO Energy, Inc. .................    127,800      3,156,660
                                                    ------------
                                                      11,722,173
                                                    ------------
PERSONAL SERVICES -- 3.1%
    Apollo Group, Inc. Cl-A*@.........    146,500      6,446,000
    Education Management Corp.*.......     61,900      2,327,440
                                                    ------------
                                                       8,773,440
                                                    ------------
PHARMACEUTICALS -- 12.1%
    Cephalon, Inc.*@..................     71,100      3,460,295
    Express Scripts, Inc.*@...........    144,600      6,946,583
    Forest Laboratories, Inc.*@.......     47,600      4,675,272
    Gilead Sciences, Inc.*@...........    149,900      5,096,599
    IDEC Pharmaceuticals Corp.*@......    117,350      3,892,500
    MedImmune, Inc.*..................    116,000      3,151,720
    Pharmaceutical Product
      Development, Inc.*..............    126,700      3,708,509
    Teva Pharmaceutical Industries
      Ltd. [ADR]......................    100,300      3,872,583
                                                    ------------
                                                      34,804,061
                                                    ------------
PRINTING & PUBLISHING -- 0.4%
    Scholastic Corp.*.................     35,000      1,258,250
                                                    ------------
RESTAURANTS -- 1.5%
    Brinker International, Inc.*@.....    136,700      4,408,575
                                                    ------------
RETAIL & MERCHANDISING -- 6.2%
    Abercrombie & Fitch Co. Cl-A*@....    139,400      2,852,124
    Bed Bath & Beyond, Inc.*@.........    148,000      5,110,440
    Michaels Stores, Inc.*............     79,700      2,494,610
    PETsMART, Inc.*@..................    248,100      4,249,953
    Staples, Inc.*@...................    175,500      3,211,650
                                                    ------------
                                                      17,918,777
                                                    ------------

                                         SHARES        VALUE
                                         ------        -----
SEMICONDUCTORS -- 5.5%
    Broadcom Corp. Cl-A*@.............     98,900   $  1,489,434
    Fairchild Semiconductor Corp.*....     73,700        789,327
    Marvell Technology Group Ltd.*....    120,000      2,263,200
    Maxim Integrated Products,
      Inc.@...........................     93,700      3,095,848
    Microchip Technology, Inc. .......    208,050      5,086,823
    QLogic Corp.*@....................     87,800      3,029,978
                                                    ------------
                                                      15,754,610
                                                    ------------
TELECOMMUNICATIONS -- 5.5%
    Adtran, Inc.*.....................     91,500      3,010,350
    L-3 Communications Holdings,
      Inc.*@..........................    149,100      6,696,081
    Nextel Communications, Inc.
      Cl-A*@..........................    430,600      4,973,430
    UTStarcom, Inc.*..................     57,400      1,138,242
                                                    ------------
                                                      15,818,103
                                                    ------------
TOTAL COMMON STOCK
  (Cost $265,367,117).................               272,559,302
                                                    ------------
FOREIGN STOCK -- 1.5%
INSURANCE
    Willis Group Holdings Ltd. --
      (GBP)*@
    (Cost $4,557,217).................    154,400      4,426,648
                                                    ------------
SHORT-TERM INVESTMENTS -- 2.9%
REGISTERED INVESTMENT COMPANIES
    Temporary Investment Cash Fund....  4,118,663      4,118,663
    Temporary Investment Fund.........  4,118,663      4,118,663
                                                    ------------
    (Cost $8,237,326).................                 8,237,326
                                                    ------------
TOTAL INVESTMENTS -- 99.2%
  (Cost $278,161,660).................               285,223,276
OTHER ASSETS LESS
LIABILITIES -- 0.8%...................                 2,234,588
                                                    ------------
NET ASSETS -- 100.0%..................              $287,457,864
                                                    ============

--------------------------------------------------------------------------------

Definitions of abbreviations and annotations are included following the Schedules of Investments.

See Notes to Financial Statements.

AST DEAM INTERNATIONAL EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                         SHARES        VALUE
                                         ------        -----
FOREIGN STOCK -- 92.4%
AUSTRALIA -- 4.1%
    Amcor Ltd. ......................      39,500   $    188,839
    Australia & New Zealand Banking
      Group Ltd. ....................      28,255        276,046
    BHP Billiton Ltd. ...............      91,809        524,732
    BHP Steel Ltd.*..................      20,521         37,324
    Brambles Industries Ltd. ........      20,729         54,861
    Commonwealth Bank of Australia...      31,776        483,114
    CSR Ltd. ........................      32,459        115,515
    Foster's Group Ltd. .............      50,646        128,335
    General Property Trust...........     203,856        340,931
    Lend Lease Corp. Ltd. ...........      22,194        121,475
    National Australia Bank Ltd. ....      36,371        650,257
    News Corp. Ltd. .................      44,486        287,575
    News Corp. Ltd. Pfd. ............      47,616        256,061
    Rio Tinto Ltd. ..................      11,439        218,683
    Telstra Corp. Ltd. ..............     122,019        303,007
    Wesfarmers Ltd. .................      18,675        279,723
    Westfield Trust..................     136,265        266,256
    Westpac Banking Corp. Ltd. ......      41,651        322,489
    WMC Ltd. ........................      44,975        124,095
    WMC Resources Ltd.*..............      44,975        106,873
    Woolworths Ltd. .................      36,566        234,730
                                                    ------------
                                                       5,320,921
                                                    ------------
BELGIUM -- 1.2%
    Agfa Gevaert NV..................      60,620      1,351,748
    Fortis...........................       8,430        148,613
                                                    ------------
                                                       1,500,361
                                                    ------------
FINLAND -- 2.2%
    Nokia Oyj........................     175,860      2,795,764
                                                    ------------
FRANCE -- 8.3%
    Assurances Generales de France...       2,570         86,029
    Aventis SA.......................      12,200        663,148
    Axa SA...........................      37,440        502,490
    BNP Paribas SA...................      37,300      1,519,837
    Carrefour SA.....................      17,600        783,622
    Dassault Systemes SA.............      17,620        379,776
    Groupe Danone SA.................       7,400        995,498
    L'Oreal SA.......................       4,710        358,574
    PSA Peugeot Citroen SA...........      17,030        694,446
    Renault SA.......................      18,780        882,471
    Sanofi-Synthelabo SA.............       5,400        330,073
    Schneider Electric SA............      19,500        922,647
    Scor SA..........................      33,370        176,835
    Societe Generale Cl-A............       3,200        186,365
    TotalFinaELF SA..................      15,670      2,237,936
                                                    ------------
                                                      10,719,747
                                                    ------------
GERMANY -- 3.4%
    Celanese AG*.....................      27,360        602,915
    DaimlerChrysler AG...............      31,360        965,839
    Deutsche Lufthansa AG............     102,000        939,757

                                         SHARES        VALUE
                                         ------        -----
    E.ON AG..........................       7,950   $    320,763
    Epcos AG.........................      43,950        455,194
    Muenchener Rueckversicherungs-
      Gesellschaft AG................       5,200        622,055
    RWE AG...........................       6,910        179,100
    SAP AG...........................       1,600        126,795
    Siemens AG.......................       4,260        181,045
    Volkswagen AG....................       1,260         45,933
                                                    ------------
                                                       4,439,396
                                                    ------------
HONG KONG -- 1.7%
    CK Life Sciences International
      (Holdings), Inc. ..............      25,300        164,647
    CLP Ltd. ........................      49,600        199,714
    Hang Seng Bank Ltd. .............      32,900        350,163
    Henderson Land Development Co.
      Ltd. ..........................      24,700         74,115
    Hong Kong & China Gas Co.
      Ltd. ..........................     147,400        190,904
    Hong Kong Electric Holdings
      Ltd. ..........................      28,500        107,811
    Hutchison Whampoa Ltd. ..........      81,100        507,501
    Johnson Electric Holdings
      Ltd. ..........................      91,200         99,990
    Li & Fung Ltd. ..................      75,400         71,548
    Sun Hung Kai Properties Ltd. ....      44,900        266,002
    Swire Pacific Ltd. Cl-A..........      31,300        119,607
                                                    ------------
                                                       2,152,002
                                                    ------------
IRELAND -- 1.5%
    Allied Irish Banks PLC...........      74,270      1,019,394
    Bank of Ireland..................      89,330        917,700
                                                    ------------
                                                       1,937,094
                                                    ------------
ITALY -- 4.5%
    Autogrill SPA....................      19,940        155,257
    Buzzi Unicem SPA.................     107,570        765,317
    Enel SPA.........................       3,760         19,570
    Eni SPA..........................      47,480        754,821
    Merloni Elettrodomestici SPA.....      75,870        797,735
    Olivetti SPA.....................     375,500        382,998
    Telecom Italia Mobile SPA........     307,760      1,404,825
    Telecom Italia SPA Cl-RNC........     186,300      1,413,423
    UniCredito Italiano SPA..........      24,780         99,071
                                                    ------------
                                                       5,793,017
                                                    ------------
JAPAN -- 19.9%
    Acom Co. Ltd. ...................       2,470         81,175
    Advantest Corp. .................       2,300        103,109
    Aeon Co. Ltd. ...................       6,000        142,075
    Ajinomoto Co., Inc. .............      16,000        167,051
    Asahi Glass Co. Ltd. ............      22,800        139,678
    Asahi Kasei Corp. ...............      30,300         75,067
    Bank of Yokohama Ltd. ...........      29,900        118,169
    Bridgestone Corp. ...............      18,000        222,971
    Canon, Inc. .....................      18,200        685,548
    Central Japan Railway Co. .......          35        217,957
    Chubu Electric Power Co.,
      Inc. ..........................      14,000        250,105
    Credit Saison Co. Ltd. ..........       4,400         75,082

AST DEAM INTERNATIONAL EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                         SHARES        VALUE
                                         ------        -----
    Dai Nippon Printing Co. Ltd. ....       9,000   $     99,579
    Daicel Chemical Industries
      Ltd. ..........................      48,800        137,760
    Daiichi Pharmaceutical Co.
      Ltd. ..........................      10,200        146,377
    Daikin Industries Ltd. ..........       9,000        142,580
    Daiwa House Industry Co. Ltd. ...      19,000        106,952
    Daiwa Securities Group, Inc. ....      35,000        155,431
    Denso Corp. .....................      16,800        275,635
    East Japan Railway Co. ..........          68        337,507
    Eisai Co. Ltd. ..................       7,400        166,183
    FANUC Ltd. ......................       4,900        216,778
    Fuji Photo Film Co. Ltd. ........       9,700        316,331
    Fujitsu Ltd. ....................      45,000        128,550
    Hitachi Ltd. ....................      63,200        242,319
    Honda Motor Co. Ltd. ............      15,700        580,795
    Hoya Corp. ......................       2,800        196,073
    Ito-Yokado Co. Ltd. .............       8,000        235,948
    Itochu Corp. ....................      52,000        112,615
    Japan Airlines System Corp.*.....      49,000        104,466
    Japan Tobacco, Inc. .............          27        180,652
    JFE Holdings, Inc.*..............      10,000        121,429
    Kajima Corp. ....................      45,000        100,489
    Kansai Electric Power Co. .......      17,700        267,431
    Kao Corp. .......................      10,000        219,516
    Keihin Electric Express Railway
      Co. Ltd. ......................      38,100        173,371
    Kinki Nippon Railway Co. Ltd. ...      49,900        107,646
    Kirin Brewery Co. Ltd. ..........      17,300        110,066
    Komatsu Ltd. ....................      34,200        111,531
    Konami Corp. ....................       4,900        113,137
    Kubota Corp. ....................      53,000        143,811
    Kyocera Corp. ...................       4,100        238,738
    Kyushu Electric Power Co.,
      Inc. ..........................      13,000        190,174
    Marui Co. Ltd. ..................      11,500        112,606
    Matsushita Electric Industrial
      Co. Ltd. ......................      49,000        483,104
    Meitec Corp. ....................       4,200        102,638
    Millea Holding, Inc. ............          31        223,089
    Mitsubishi Chemical Corp. .......      76,000        151,782
    Mitsubishi Corp. ................      28,000        171,063
    Mitsubishi Electric Corp. .......      51,900        119,833
    Mitsubishi Estate Co. Ltd. ......      28,000        213,297
    Mitsubishi Heavy Industries
      Ltd. ..........................      82,000        200,388
    Mitsubishi Mining & Smelting Co.
      Ltd. ..........................      42,300         97,667
    Mitsubishi Rayon Co. Ltd. .......      45,000        102,764
    Mitsubishi Tokyo Financial Group,
      Inc. ..........................         100        543,524
    Mitsui & Co. Ltd. ...............      38,000        177,399
    Mitsui Fudosan Co. Ltd. .........      21,000        136,260
    Mitsui Sumitomo Insurance Co.
      Ltd. ..........................      21,000         96,621
    Mizuho Holdings, Inc. ...........         173        161,818
    Murata Manufacturing Co. Ltd. ...       6,100        239,024
    NEC Corp. .......................      38,400        143,672

                                         SHARES        VALUE
                                         ------        -----
    NGK Insulators Ltd. .............      23,800   $    129,960
    Nidec Corp. .....................       1,800        112,244
    Nikon Corp. .....................       9,000         67,650
    Nintendo Co. Ltd. ...............       2,500        233,631
    Nippon Express Co. Ltd. .........      37,000        144,982
    Nippon Mitsubishi Oil Corp. .....      33,900        153,688
    Nippon Steel Corp. ..............     187,000        219,036
    Nippon Unipac Holding............          20         86,795
    Nippon Yusen Kabushiki Kaisha....      53,100        178,984
    Nissan Motor Co. Ltd. ...........      71,300        556,365
    Nisshin Seifun Group, Inc. ......      21,000        139,799
    Nitto Denko Corp. ...............       4,700        133,867
    Nomura Holdings, Inc. ...........      45,000        505,856
    NSK Ltd. ........................      39,000        100,565
    NTT Corp. .......................         183        664,641
    NTT Data Corp. ..................          30         82,919
    NTT DoCoMo, Inc. ................         226        417,072
    Oji Paper Co. Ltd. ..............      35,000        150,417
    Oriental Land Co. ...............       2,000        121,176
    Orix Corp. ......................       1,700        109,590
    Pioneer Corp. ...................       6,800        127,496
    Promise Co. Ltd. ................       2,200         78,419
    Ricoh Co. Ltd. ..................       9,000        147,662
    Rohm Co. Ltd. ...................       2,500        318,320
    Sankyo Co. Ltd. .................       8,000        100,379
    Sanyo Electric Co. Ltd. .........      48,400        126,027
    Secom Co. Ltd. ..................       5,800        198,921
    Sekisui House Ltd. ..............      25,000        176,961
    Seven-Eleven Japan Co. Ltd. .....       5,900        179,978
    Sharp Corp. .....................      24,000        227,926
    Shimamura Co. Ltd. ..............       1,800        114,671
    Shimano, Inc. ...................       9,700        147,131
    Shimizu Corp. ...................      41,000        102,612
    Shin-Etsu Chemical Co. Ltd. .....       9,900        324,522
    Showa Shell Sekiyu KK............      20,200        140,261
    Skylark Co. Ltd. ................       7,700        102,130
    SMC Corp. .......................       1,800        168,973
    SoftBank Corp. ..................       9,700        110,757
    Sony Corp. ......................      19,800        827,573
    Sumitomo Chemical Co. Ltd. ......      49,000        193,655
    Sumitomo Corp. ..................      23,000         98,846
    Sumitomo Electric Industries
      Ltd. ..........................      17,400        112,755
    Sumitomo Mitsui Financial Group,
      Inc. ..........................          99        309,505
    Taisho Pharmaceutical Co.
      Ltd. ..........................       6,300         92,639
    Takeda Chemical Industries
      Ltd. ..........................      18,000        752,339
    Takefuji Corp. ..................       2,650        152,966
    Teijin Ltd. .....................      30,000         71,796
    The Joyo Bank Ltd. ..............      49,000        136,260
    The Shizouka Bank Ltd. ..........      27,200        175,343
    Tohoku Electric Power Co.,
      Inc. ..........................      16,700        245,849
    Tokyo Electric Power Co.,
      Inc. ..........................      28,900        549,166
    Tokyo Electron Ltd. .............       3,800        171,956
    Tokyo Gas Co. Ltd. ..............      66,200        207,520

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SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                         SHARES        VALUE
                                         ------        -----
    Tokyo Style Co. .................      18,000   $    152,591
    Toppan Printing Co. Ltd. ........      15,700        118,144
    Toray Industries, Inc. ..........      39,000         82,818
    Toshiba Corp. ...................      76,300        239,181
    Tostem Inax Holding Corp. .......       8,000        121,345
    Toto Ltd. .......................      33,900        125,407
    Toyota Motor Corp. ..............      63,100      1,696,208
    Yamanouchi Pharmaceutical Co.
      Ltd. ..........................       8,100        234,802
    Yamato Transport Co. Ltd. .......       9,000        117,553
                                                    ------------
                                                      25,723,006
                                                    ------------
LUXEMBOURG -- 0.5%
    Arcelor*.........................      56,050        689,325
                                                    ------------
NETHERLANDS -- 6.3%
    ABN AMRO Holding NV..............      45,620        745,836
    Aegon NV.........................      60,700        780,908
    Buhrmann NV......................     101,490        443,034
    ING Groep NV.....................      94,400      1,598,808
    Koninklijke (Royal) Philips
      Electronics NV.................      42,140        738,468
    Oce NV...........................      14,210        156,568
    Royal Dutch Petroleum Co. .......      43,680      1,922,807
    Unilever NV......................      13,780        846,636
    VNU NV...........................      21,990        573,419
    Wolters Kluwer NV................      15,220        265,121
                                                    ------------
                                                       8,071,605
                                                    ------------
NEW ZEALAND -- 0.1%
    Telecom Corp. of New Zealand
      Ltd. ..........................      73,819        174,909
                                                    ------------
SINGAPORE -- 0.7%
    DBS Group Holdings Ltd. .........      31,700        201,037
    Haw Par Corp. Ltd. ..............       1,414          2,658
    Oversea-Chinese Banking Corp.
      Ltd. ..........................      33,600        186,935
    Singapore Airlines Ltd. .........      28,000        164,657
    Singapore Telecommunications
      Ltd. ..........................     153,300        109,594
    United Overseas Bank Ltd. .......      33,600        228,583
                                                    ------------
                                                         893,464
                                                    ------------
SPAIN -- 3.9%
    Amadeus Global Travel
      Distribution SA Cl-A...........     142,680        588,405
    Banco Bilbao Vizcaya Argentaria
      SA.............................      46,780        447,688
    Banco Santander Central Hispano
      SA.............................      65,100        446,765
    Cia Espanola de Petroleous SA....       3,440         62,774
    Corporacion Financiera Alba SA...      15,220        281,092
    Corporacion Mapfre SA............     154,220      1,250,954
    Endesa SA........................      19,610        229,442
    Iberdrola SA.....................         420          5,884
    Repsol YPF SA....................      78,000      1,031,302
    Telefonica SA*...................      72,550        649,392
                                                    ------------
                                                       4,993,698
                                                    ------------

                                         SHARES        VALUE
                                         ------        -----
SWEDEN -- 1.2%
    Holmen AB Cl-B...................      11,940   $    289,821
    Nordea AB........................      99,720        439,470
    SKF AB Cl-B......................      32,700        848,149
                                                    ------------
                                                       1,577,440
                                                    ------------
SWITZERLAND -- 4.7%
    Adecco SA........................      15,686        614,875
    Nestle SA........................       7,898      1,673,632
    Novartis AG......................      56,020      2,043,992
    Roche Holding AG.................      15,203      1,059,391
    Swiss Life Holding...............       4,465        347,948
    Swiss Reinsurance................       3,484        228,539
    Zurich Financial Services AG.....       1,049         97,868
                                                    ------------
                                                       6,066,245
                                                    ------------
UNITED KINGDOM -- 28.2%
    Alliance & Leicester PLC.........      49,170        590,531
    Amvescap PLC.....................      86,200        552,324
    AstraZeneca Group PLC............      33,900      1,211,591
    Barclays PLC.....................     228,100      1,413,805
    Barratt Developments PLC.........      67,620        425,653
    BHP Billiton PLC.................      44,859        239,587
    BP PLC...........................     436,140      2,998,176
    British American Tobacco PLC.....     161,000      1,608,315
    British Sky Broadcasting Group
      PLC*...........................       5,500         56,581
    BT Group PLC.....................     433,970      1,362,379
    Cadbury Schweppes PLC............      14,800         92,210
    Carlton Communications PLC.......     282,100        609,707
    Celltech Group PLC*..............     207,600      1,153,055
    Centrica PLC.....................     261,250        719,210
    EMAP PLC.........................      89,510      1,077,896
    GlaxoSmithKline PLC..............     165,000      3,166,384
    HBOS PLC.........................     135,600      1,429,896
    HSBC Holdings PLC................     242,200      2,676,814
    Inchcape PLC.....................      12,050        138,561
    Invensys PLC.....................     299,130        254,031
    Lloyds TSB Group PLC.............     112,200        805,622
    Misys PLC........................     326,240        924,386
    National Grid Transco PLC........      98,290        722,360
    Next Group PLC...................      25,200        298,797
    Northern Rock PLC................      66,200        703,405
    Reckitt Benckiser PLC............      32,700        634,364
    Rexam PLC........................      73,100        498,984
    Rio Tinto PLC....................      13,300        265,508
    Royal & Sun Alliance Insurance
      Group PLC......................     236,390        459,536
    Royal Bank of Scotland Group
      PLC............................      94,700      2,268,592
    Scottish Power PLC...............     203,500      1,187,616
    Shell Transport & Trading Co.
      PLC............................     187,970      1,237,700
    Tesco PLC........................      38,910        121,525
    Unilever PLC.....................      42,610        405,418

AST DEAM INTERNATIONAL EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                         SHARES        VALUE
                                         ------        -----
    Vodafone Group PLC...............   1,479,570   $  2,697,597
    Wimpey, (George) PLC.............     314,380      1,346,294
                                                    ------------
                                                      36,354,410
                                                    ------------
TOTAL FOREIGN STOCK
  (Cost $134,452,794)................                119,202,404
                                                    ------------
                                          PAR
                                         (000)
                                         -----
SHORT-TERM INVESTMENTS -- 0.7%
U.S. TREASURY OBLIGATIONS
    U.S. Treasury Bills
      1.15%, 01/23/03#...............  $      140        139,902
      1.625%, 01/23/03#..............         800        799,458
                                                    ------------
    (Cost $939,107)..................                    939,360
                                                    ------------
TOTAL INVESTMENTS -- 93.1%
  (Cost $135,391,901)................                120,141,764
OTHER ASSETS LESS
  LIABILITIES -- 6.9%................                  8,861,990
                                                    ------------
NET ASSETS -- 100.0%.................               $129,003,754
                                                    ============

Foreign currency exchange contracts outstanding at December 31, 2002:

                                          IN
SETTLEMENT               CONTRACTS     EXCHANGE      CONTRACTS     UNREALIZED
MONTH          TYPE     TO RECEIVE        FOR        AT VALUE     APPRECIATION
------------------------------------------------------------------------------
03/03        Buy   EUR    5,329,849   $ 5,459,288   $ 5,577,781     $118,493
03/03        Buy   GBP    1,852,137     2,937,397     2,966,267       28,870
03/03        Buy   JPY  283,889,043     2,347,677     2,397,160       49,483
                                      -----------   -----------     --------
                                      $10,744,362   $10,941,208     $196,846
                                      ===========   ===========     ========

                                         IN
SETTLEMENT               CONTRACTS    EXCHANGE   CONTRACTS    UNREALIZED
MONTH          TYPE     TO DELIVER      FOR      AT VALUE    DEPRECIATION
-------------------------------------------------------------------------
03/03        Sell  EUR      483,952   $502,000   $506,462      $ (4,462)
03/03        Sell  GBP      170,071   271,000     272,376        (1,376)
03/03        Sell  JPY   25,821,625   217,000     218,038        (1,038)
                                      --------   --------      --------
                                      $990,000   $996,876      $ (6,876)
                                      ========   ========      ========

# Securities with an aggregate market value of $939,360 have been segregated with the custodian to cover margin requirements for the following open futures contracts at December 31, 2002:

                                                           UNREALIZED
                             EXPIRATION      NUMBER      APPRECIATION/
DESCRIPTION                    MONTH      OF CONTRACTS   (DEPRECIATION)
-----------------------------------------------------------------------
DJ Euro STOXX 50 Index.....    03/03          154          $(177,905)
FTSE 100 Index.............    03/03           47             (5,536)
S&P ASX 200 Index..........    03/03           15              1,967
TOPIX Index................    03/03           34            (36,631)
                                                           ---------
                                                           $(218,105)
                                                           =========

The following is a breakdown of the foreign stock portion of the Portfolio, by industry classification, as of December 31, 2002. Percentages are based on net assets.

INDUSTRY
--------
Airlines.............................................    0.9%
Automobile Manufacturers.............................    4.2%
Automotive Parts.....................................    1.1%
Beverages............................................    0.2%
Broadcasting.........................................    0.5%
Building Materials...................................    1.8%
Business Services....................................    1.4%
Chemicals............................................    1.3%
Clothing & Apparel...................................    0.1%
Computer Services....................................    1.2%
Conglomerates........................................    2.4%
Construction.........................................    1.8%
Consumer Products & Services.........................    3.1%
Containers & Packaging...............................    0.5%
Electronic Components & Equipment....................    4.0%
Entertainment & Leisure..............................    0.4%
Farming & Agriculture................................    1.4%
Financial-Bank & Trust...............................   15.0%
Financial Services...................................    2.0%
Food.................................................    4.2%
Industrial Products..................................    0.2%
Insurance............................................    5.0%
Internet Services....................................    0.1%
Machinery & Equipment................................    1.3%
Medical Supplies & Equipment.........................    0.2%
Metals & Mining......................................    1.2%
Office Equipment.....................................    0.8%
Oil & Gas............................................    8.5%
Paper & Forest Products..............................    0.4%
Personal Services....................................    0.2%
Pharmaceuticals......................................    8.6%
Printing & Publishing................................    0.7%
Real Estate..........................................    1.2%
Retail & Merchandising...............................    1.0%
Semiconductors.......................................    0.4%
Telecommunications...................................    9.7%
Transportation.......................................    1.4%
Utilities............................................    4.0%
                                                       -----
Total................................................   92.4%
                                                       =====

--------------------------------------------------------------------------------

Definitions of abbreviations and annotations are included following the Schedules of Investments.

See Notes to Financial Statements.

AST PIMCO LIMITED MATURITY BOND PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                        PAR
                                       (000)          VALUE
                                       -----          -----
COLLATERALIZED MORTGAGE OBLIGATIONS -- 19.7%
    Bank of America Mortgage Securities
      Series 2002-K Cl-2A1
      5.819%, 10/20/32.............  $   16,740   $   16,888,324
    Bear Stearns Trust
      Series 2001-10 Cl-VA
      6.148%, 02/25/32 [ARM].......       6,362        6,490,874
    Bear Stearns Trust
      Series 2001-3 Cl-IVA
      6.927%, 01/25/32 [ARM].......       4,194        4,285,758
    Bear Stearns Trust
      Series 2001-6 Cl-IIA
      6.622%, 09/25/31 [ARM].......       3,189        3,211,101
    Bear Stearns Trust
      Series 2002-2 Cl-IIIA
      6.85%, 06/25/31 [ARM]........       3,235        3,371,170
    Chase Mortgage Finance Corp.
      Series 1999-S8 Cl-A1
      6.35%, 06/25/29..............       4,628        4,699,410
    Citicorp Mortgage Securities,
      Inc. Series 1992-17 Cl-A
      4.916%, 09/25/22.............         355          365,086
    Citicorp Mortgage Securities,
      Inc. Series 2001-18 Cl-1A1
      4.15%, 12/25/31..............       7,270        7,322,226
    Countrywide Home Loans Series
      1999-3 Cl-A2
      6.05%, 04/25/29..............      11,700       11,999,125
    Credit Suisse First Boston USA,
      Inc.
      Series 2002 Cl P-3A
      2.361%, 09/27/32 144A........      11,808       11,807,882
    Fannie Mae
      Series 1988-22 Cl-A
      4.013%, 08/25/18 [FRN].......          44           44,852
    Fannie Mae
      Series 1993-131 Cl-Z
      7.00%, 07/25/08..............       4,862        5,193,290
    Fannie Mae
      Series 1996-39 Cl-H
      8.00%, 11/25/23..............         682          740,315
    Federal Housing Authority
      7.46%, 08/25/23..............       1,424        1,450,946
    First Horizon Asset Securities,
      Inc. Series 2001-7 Cl-A1
      6.75%, 11/25/31..............       8,176        8,391,896
    First Republic Mortgage Loan
      Trust Series 2002 Cl-A
      1.681%, 08/15/32.............      25,311       25,180,849
    Freddie Mac
      Series 32 Cl-PH
      6.50%, 09/25/22..............      13,000       13,431,965
    Freddie Mac
      Series B Cl-3
      12.50%, 09/30/13.............         114          122,225

                                        PAR
                                       (000)          VALUE
                                       -----          -----
    G-Wing Ltd.
      Series 2001-WH1A Cl-A
      3.21%, 11/06/11 [FRN],
        144A.......................  $      955   $      954,386
    Mellon Residential Funding
      Corp. Series 1998-2 Cl-A14
      6.75%, 01/25/13..............       1,525        1,565,499
    Merrill Lynch Mortgage Investors, Inc.
      Series 1995-C2 Cl-B
      7.136%, 06/15/21 [VR]........         401          434,471
    PNC Mortgage Securities Corp.
      Series 1997-1 Cl-A6
      7.50%, 02/25/27..............       1,289        1,287,188
    Prudential Home Mortage Securities
      Series 1992-13 Cl-A7
      7.50%, 06/25/07..............       2,406        2,402,897
    Residential Funding Mortgage
      Securities I
      Series 2002-SA2 Cl-A1
      5.667%, 09/25/32.............      11,853       12,202,380
    Salomon Brothers Mortgage
      Securities VII
      Series 1997-TZH Cl-A1
      7.15%, 03/25/25 144A.........      10,853       11,714,106
    Small Business Investment Companies
      Series 1997-P10B1 Cl-1
      7.31%, 05/10/07..............       1,607        1,812,062
    Structured Asset Securities
      Corp. Series 2001-13 Cl-3A
      7.00%, 10/25/16..............       5,429        5,591,856
    Travelers Mortgage Securities
      Corp. Series 1984-1 Cl-Z2
      12.00%, 03/01/14.............         810          870,903
    United Mortgage Securities
      Corp. Series 1994-1 Cl-AS
      4.841%, 06/25/32.............       4,632        4,763,520
    Washington Mutual Series
      1999-WM1 Cl-2A2
      6.005%, 10/19/39.............      11,560       11,682,973
    Washington Mutual Series
      1999-WM1 Cl-M1
      6.532%, 10/19/39.............       6,120        6,211,574
    Washington Mutual Series
      2002-AR11 Cl-A1
      5.237%, 10/25/32 [VR]........      17,854       18,397,427
    Wells Fargo Mortgage Backed
      Securities Trust
      Series 2001-16 Cl-A1
      6.125%, 07/25/31.............       3,214        3,253,665
                                                  --------------
    (Cost $205,434,710)............                  208,142,201
                                                  --------------

AST PIMCO LIMITED MATURITY BOND PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                        PAR
                                       (000)          VALUE
                                       -----          -----
CORPORATE OBLIGATIONS -- 19.6%
AIRLINES -- 0.3%
    United Air Lines, Inc.
      5.344%, 03/02/04 [FRN, FV]...  $    2,560   $    2,113,693
      6.831%, 09/01/08 [FRN].......       1,800          515,578
      6.932%, 09/01/11 [FRN].......       1,100          442,825
                                                  --------------
                                                       3,072,096
                                                  --------------
AUTOMOBILE MANUFACTURERS -- 0.6%
    DaimlerChrysler Corp.
      7.75%, 05/27/03..............       1,800        1,836,040
      6.40%, 05/15/06..............       4,500        4,854,492
                                                  --------------
                                                       6,690,532
                                                  --------------
BUSINESS SERVICES -- 0.2%
    Trinom Ltd.
      5.879%, 06/18/04 144A,
        [FRN]......................       2,000        2,015,100
                                                  --------------
ENTERTAINMENT & LEISURE -- 0.9%
    The Walt Disney Co.
      4.50%, 09/15/04..............       5,500        5,640,910
    Time Warner, Inc.
      7.75%, 06/15/05..............       3,600        3,838,212
                                                  --------------
                                                       9,479,122
                                                  --------------
FINANCIAL-BANK & TRUST -- 2.4%
    Bank of America Corp.
      8.625%, 11/15/03.............       1,000        1,056,858
      4.75%, 10/15/06..............       5,500        5,825,545
    Credit Suisse First Boston USA,
      Inc.
      6.50%, 01/15/12..............       6,500        6,958,855
    Golden West Financial Corp.
      5.50%, 08/08/06..............       5,000        5,397,760
    Wachovia Corp.
      4.95%, 11/01/06..............       6,000        6,407,982
                                                  --------------
                                                      25,647,000
                                                  --------------
FINANCIAL SERVICES -- 6.4%
    Bear Stearns Co., Inc.
      2.024%, 05/24/04 [FRN].......       7,300        7,333,090
    Capital One Bank
      6.62%, 08/04/03..............       4,000        3,955,812
    Finova Group, Inc.
      7.50%, 11/15/09..............         300          105,000
    Ford Motor Credit Corp.
      2.55%, 04/17/03 [FRN]........       4,300        4,291,181
      2.34%, 06/23/03 [FRN]........       7,000        6,960,079
      2.305%, 06/30/05 [FRN].......       2,600        2,356,617
      7.60%, 08/01/05..............       5,700        5,823,314
      6.875%, 02/01/06.............       4,000        4,009,740
    General Motors Acceptance Corp.
      1.905%, 05/16/03 [FRN].......       1,300        1,296,658
      2.135%, 07/21/03 [FRN].......       4,100        4,069,742
      2.016%, 08/04/03 [FRN].......       5,600        5,552,142
      2.58%, 01/20/04 [FRN]........       7,500        7,394,182

                                        PAR
                                       (000)          VALUE
                                       -----          -----
    Heller Financial, Inc.
      6.375%, 03/15/06.............  $    6,400   $    7,100,211
    Household Finance Corp.
      1.77%, 05/28/04 [FRN]........       7,500        7,416,967
                                                  --------------
                                                      67,664,735
                                                  --------------
FOOD -- 1.2%
    ConAgra, Inc.
      7.50%, 09/15/05..............       4,000        4,486,168
    Fred Meyer, Inc.
      7.15%, 03/01/03..............       3,000        3,019,512
    Nabisco, Inc.
      6.125%, 02/01/03.............       5,000        5,012,285
                                                  --------------
                                                      12,517,965
                                                  --------------
INSURANCE -- 0.8%
    Marsh & McLennan Co., Inc.
      6.625%, 06/15/04.............       8,000        8,547,632
                                                  --------------
OIL & GAS -- 0.5%
    Occidental Petroleum Corp.
      6.40%, 04/01/03 [VR].........       1,000        1,009,863
    Pemex Project Funding Master
      Trust Series
      7.375%, 12/15/14 144A........       4,000        4,110,000
                                                  --------------
                                                       5,119,863
                                                  --------------
PAPER & FOREST PRODUCTS -- 0.5%
    International Paper Co.
      6.125%, 11/01/03 [FRN].......       1,500        1,548,054
      3.26%, 06/20/04 144A,
        [FRN]......................       3,750        3,705,469
                                                  --------------
                                                       5,253,523
                                                  --------------
PHARMACEUTICALS -- 0.6%
    Bergen Brunswig Co.
      7.375%, 01/15/03.............       6,500        6,508,125
                                                  --------------
REGISTERED INVESTMENT COMPANIES -- 0.5%
    Morgan Stanley Co. [TRCRS]
      5.344%, 03/01/07 144A........       4,843        5,166,067
                                                  --------------
TELECOMMUNICATIONS -- 3.3%
    AT&T Corp.
      3.72%, 04/18/03 [FRN],++.....      12,000       12,003,750
    Sprint Capital Corp.
      6.00%, 01/15/07..............       6,000        5,645,952
      6.00%, 01/15/07..............       5,000        4,729,985
    Verizon Wireless, Inc.
      5.375%, 12/15/06.............      12,000       12,549,563
                                                  --------------
                                                      34,929,250
                                                  --------------
UTILITIES -- 1.4%
    Arizona Public Service Co.
      6.75%, 11/15/06..............         690          748,015
    Detroit Edison Co.
      6.75%, 03/17/03..............       5,000        5,049,550
    Nevada Power Co.
      6.20%, 04/15/04..............       4,500        4,141,517

AST PIMCO LIMITED MATURITY BOND PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                        PAR
                                       (000)          VALUE
                                       -----          -----
    Niagara Mohawk Power Corp.
      7.75%, 05/15/06..............  $    4,590   $    5,205,721
    TXU Corp.
      6.375%, 06/15/06.............         167          152,943
                                                  --------------
                                                      15,297,746
                                                  --------------
TOTAL CORPORATE OBLIGATIONS
  (Cost $205,707,604)..............                  207,908,756
                                                  --------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 19.0%
    Federal Home Loan Mortgage
      Corp.
      6.956%, 12/01/26.............         414          433,281
      8.50%, 01/01/25-01/01/25.....       1,946        2,110,297
                                                  --------------
                                                       2,543,578
                                                  --------------
    Federal National Mortgage
      Assoc.
      4.804%, 03/01/17 [VR]........       1,057        1,086,251
      4.997%, 01/01/25 [VR]........          50           50,795
      5.50%, 01/21/18 [TBA]........      54,440       56,413,450
      5.85%, 05/01/25 [VR].........         448          462,969
      6.00%, 01/21/18-03/15/30
        [TBA]......................      78,236       81,406,237
                                                  --------------
                                                     139,419,702
                                                  --------------
    Government National Mortgage Assoc.
      5.375%, 05/20/24-06/20/26
        [VR].......................       2,040        2,110,614
      5.75%, 07/20/17-07/20/24
        [VR].......................         357          367,430
      6.00%, 11/20/29 [VR].........       2,347        2,428,767
      6.50%, 06/20/28-05/15/32.....      15,820       16,806,646
      7.00%, 01/15/24-08/15/25.....         606          645,805
      7.50%, 11/20/30-09/20/31.....      15,505       16,526,596
      8.00%, 06/20/30-01/20/32.....      15,196       16,340,815
      8.50%, 10/15/29-01/15/31.....       3,971        4,315,098
                                                  --------------
                                                      59,541,771
                                                  --------------
    (Cost $198,660,573)............                  201,505,051
                                                  --------------
U.S. TREASURY OBLIGATIONS -- 3.4%
    U.S. Treasury Inflationary Bonds [TIPS]
      3.375%, 01/15/07.............      19,000       23,551,363
      3.875%, 01/15/09.............      10,000       12,323,820
                                                  --------------
    (Cost $32,968,293).............                   35,875,183
                                                  --------------
SOVEREIGN ISSUES -- 3.3%
BRAZIL -- 0.3%
    Republic of Brazil
      3.063%, 04/15/06 [BRB, FRN]..       2,240        1,730,496
      11.00%, 01/11/12.............       2,000        1,335,000
                                                  --------------
                                                       3,065,496
                                                  --------------

                                        PAR
                                       (000)          VALUE
                                       -----          -----
MEXICO -- 0.9%
    United Mexican States
      11.375%, 09/15/16............  $    1,000   $    1,342,500
      6.25%, 12/31/19..............       6,500        6,386,646
      6.25%, 12/31/19..............       1,900        1,866,866
    United Mexican States Value
      Recovery Rights Series B
      0.00%, 06/30/07..............       5,500           20,625
    United Mexican States Value
      Recovery Rights Series C
      0.00%, 06/30/06..............       5,500            3,025
    United Mexican States Value
      Recovery Rights Series D
      0.00%, 06/30/05..............       5,500            3,025
    United Mexican States Value
      Recovery Rights Series E
      0.00%, 06/30/04..............       5,500            3,025
                                                  --------------
                                                       9,625,712
                                                  --------------
PANAMA -- 0.8%
    Republic of Panama
      9.625%, 02/08/11.............       3,000        3,285,000
      9.375%, 07/23/12.............       1,000        1,072,500
      9.375%, 01/16/23.............       3,619        3,736,618
                                                  --------------
                                                       8,094,118
                                                  --------------
PERU -- 0.9%
    Republic of Peru
      9.125%, 02/21/12.............       5,500        5,403,750
      9.125%, 02/21/12.............       4,875        4,789,688
                                                  --------------
                                                      10,193,438
                                                  --------------
SOUTH AFRICA -- 0.4%
    Republic of South Africa
      9.125%, 05/19/09.............       3,450        4,122,750
                                                  --------------
TOTAL SOVEREIGN ISSUES
  (Cost $34,020,462)...............                   35,101,514
                                                  --------------
                                     PRINCIPAL
                                      IN LOCAL
                                      CURRENCY
                                       (000)
                                     ----------
FOREIGN BONDS -- 2.8%
FINANCIAL-BANK & TRUST -- 0.1%
    Banco Nacional Obra -- (MXP)
      9.625%, 11/15/03.............       1,200        1,278,000

AST PIMCO LIMITED MATURITY BOND PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                     PRINCIPAL
                                      IN LOCAL
                                      CURRENCY
                                       (000)          VALUE
                                     ----------       -----
TELECOMMUNICATIONS -- 2.7%
    British Telecom PLC -- (GBP)
      7.875%, 12/15/05.............       8,400   $    9,480,273
    Deutsche Telekom International
      Finance Corp. -- (NLG)
      8.25%, 06/15/05..............       5,000        5,470,680
    France Telecom -- (FRF)
      4.576%, 03/14/01 [FRN].......       6,500        6,503,023
      7.70%, 03/01/06..............       2,500        2,739,435
    France Telecom SA -- (FRF)
      8.25%, 03/01/11 [VR].........       4,000        4,633,252
                                                  --------------
                                                      28,826,663
                                                  --------------
TOTAL FOREIGN BONDS
  (Cost $27,551,040)...............                   30,104,663
                                                  --------------
                                        PAR
                                       (000)
                                       -----
ASSET BACKED SECURITIES -- 2.1%
    Advanta Mortgage Loan Trust
      Series 1994-4 Cl-A
      1.755%, 11/25/29 [VR]........  $    3,986        3,973,589
    Champion Home Equity Loan Trust
      Series 1996-1 Cl-A3
      6.739%, 05/25/28.............         239          239,436
    Conseco Financial Lease LLC
      Series 2001-1 Cl-A3
      7.36%, 04/20/04..............         706          708,022
    Green Tree Financial Corp.
      Series 1999-5 Cl-A3
      6.97%, 04/01/31..............       4,863        4,943,272
    Green Tree Home Equity Loan
      Trust Series 1999-C Cl-A4
      7.18%, 07/15/30..............       8,000        8,138,276
    SVO Timeshare Mortgage Corp.
      Series 2001-AA Cl-A
      5.47%, 10/20/13 144A.........       4,182        4,348,497
                                                  --------------
    (Cost $21,727,863).............                   22,351,092
                                                  --------------
                                       NUMBER
                                         OF
                                     CONTRACTS
                                     ---------
OPTIONS -- 0.0%
PUT OPTIONS
    3-Month Euro-Euribor Interest
      Futures, Strike Price 96.75,
      Expires 03/17/03
    (Cost $1,375)..................         110                0
                                                  --------------

                                        PAR
                                       (000)          VALUE
                                       -----          -----
SHORT-TERM INVESTMENTS -- 39.6%
COMMERCIAL PAPER -- 22.3%
    ABN AMRO National Finance Corp.
      1.745%, 01/21/03.............  $   32,000   $   31,970,039
      1.31%, 03/18/03..............      12,700       12,664,415
    ANZ Delaware, Inc.
      1.32%, 03/06/03..............       4,500        4,489,275
    BP America, Inc.
      1.22%, 01/02/03..............       6,600        6,599,776
      1.31%, 03/05/03..............       4,300        4,289,986
    CBA DE Finance Corp.
      1.31%, 03/19/03..............      18,200       18,148,342
    CDC Corp.
      1.31%, 02/04/03++............       6,700        6,691,711
    Danske Corp.
      1.325%, 02/27/03.............      18,000       17,961,014
      1.31%, 03/18/03..............      13,000       12,963,575
    Eksportfinans ASA
      1.305%, 02/10/03++...........       6,100        6,091,232
    HBOS Treasury Service
      1.34%, 02/19/03..............       4,800        4,790,980
      1.335%, 02/25/03.............      20,000       19,959,282
      1.34%, 03/07/03..............      13,000       12,968,063
      1.345%, 03/10/03.............      10,000        9,974,221
    Royal Bank of Scotland
      1.31%, 02/27/03..............       1,400        1,397,002
    Swedish National Housing
      Finance
      1.36%, 03/11/03++............       2,300        2,293,918
    UBS Finance DE LLC
      1.32%, 02/18/03..............       6,700        6,688,261
      1.32%, 02/19/03..............      20,000       19,962,979
      1.33%, 03/04/03..............      20,000       19,953,450
    Westpac Capital Corp.
      1.34%, 03/25/03..............       3,900        3,887,806
    Westpac Trust
      1.325%, 03/19/03.............      11,700       11,666,411
                                                  --------------
                                                     235,411,738
                                                  --------------
                                       SHARES
                                       ------
REGISTERED INVESTMENT COMPANIES -- 0.5%
    Temporary Investment Cash
      Fund.........................   2,654,601        2,654,601
    Temporary Investment Fund......   2,654,601        2,654,601
                                                  --------------
                                                       5,309,202
                                                  --------------

AST PIMCO LIMITED MATURITY BOND PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                        PAR
                                       (000)          VALUE
                                       -----          -----
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 16.6%
    Federal Home Loan Bank
      1.27%, 05/16/03..............  $    1,400   $    1,394,007
      1.27%, 05/16/03..............      50,000       49,785,950
    Federal Home Loan Mortgage Corp.
      1.28%, 03/13/03..............       5,900        5,886,578
      1.285%, 03/27/03.............      13,700       13,662,599
    Federal National Mortgage
      Assoc. 1.70%, 01/15/03.......       7,100        7,096,924
      1.24%, 02/12/03#.............         175          174,757
      1.27%, 03/25/03..............      74,200       74,002,256
      1.71%, 04/09/03..............      23,300       23,227,793
                                                  --------------
                                                     175,230,864
                                                  --------------
U.S. TREASURY OBLIGATIONS -- 0.2%
    U.S. Treasury Bills
      1.192%, 02/13/03#............       2,330        2,326,902
      1.195%, 02/13/03#............          15           14,978
                                                  --------------
                                                       2,341,880
                                                  --------------
TOTAL SHORT-TERM INVESTMENTS
    (Cost $418,211,260)............                  418,293,684
                                                  --------------
TOTAL INVESTMENTS -- 109.5%
    (Cost $1,144,283,180)..........                1,159,282,144
LIABILITIES IN EXCESS OF
  OTHER ASSETS -- (9.5%)...........                 (100,438,941)
                                                  --------------
NET ASSETS -- 100.0%...............               $1,058,843,203
                                                  ==============

Foreign currency exchange contracts outstanding at December 31, 2002:

                                           IN
SETTLEMENT              CONTRACTS TO    EXCHANGE    CONTRACTS     UNREALIZED
MONTH          TYPE       DELIVER         FOR        AT VALUE    DEPRECIATION
-----------------------------------------------------------------------------
  02/03      Sell EUR    6,342,000     $6,322,974   $6,647,172    $(324,198)
                                       ==========   ==========    =========

# Securities with an aggregate market value of $2,516,637 have been segregated with the custodian to cover margin requirements for the following open futures contracts at December 31, 2002:

                                               NOTIONAL
                            EXPIRATION          AMOUNT      UNREALIZED
DESCRIPTION                   MONTH              (000)     APPRECIATION
-----------------------------------------------------------------------
5 Year Euro-Bobl..........    03/03      EUR     70,700     $1,436,306
Euro Euribor Interest
  Rate....................    03/03      EUR    217,750      2,059,864
                                                            ----------
                                                            $3,496,170
                                                            ==========

Interest rate swap agreements outstanding at December 31, 2002:

                                              NOTIONAL
                                 EXPIRATION    AMOUNT     UNREALIZED
DESCRIPTION                        MONTH       (000)     APPRECIATION
---------------------------------------------------------------------
Receive variable rate payments
  on the three month LIBOR-BBA
  floating rate and pay fixed
  rate payments of 6.00%.+
Broker: Bank of America........    06/03      $139,700     $476,656
                                                           ========

--------------------------------------------------------------------------------

Definitions of abbreviations and annotations are included following the Schedules of Investments.

++ Security is restricted to resale and may not be resold except to qualified institutional buyers. At the end of the current reporting period, these securities amounted to 2.56% of net assets.

See Notes to Financial Statements.

AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                        SHARES        VALUE
                                        ------        -----
COMMON STOCK -- 81.7%
BUILDING & REAL ESTATE -- 2.5%
    Camden Property Trust [REIT].....     28,600   $    943,800
    Catellus Development Corp.*......     40,000        794,000
    Duke-Weeks Realty Corp. [REIT]...     50,030      1,273,264
                                                   ------------
                                                      3,011,064
                                                   ------------
BUILDING MATERIALS -- 1.1%
    Carpenter Technology Corp. ......     35,000        435,750
    Walter Industries, Inc. .........     90,000        974,700
                                                   ------------
                                                      1,410,450
                                                   ------------
CHEMICALS -- 6.3%
    Dow Chemical Co. ................     79,700      2,367,090
    Great Lakes Chemical Corp. ......     60,000      1,432,800
    Hercules, Inc.*..................    220,000      1,936,000
    IMC Global, Inc.@................    125,600      1,340,152
    Octel Corp. .....................     41,575        656,885
                                                   ------------
                                                      7,732,927
                                                   ------------
CONTAINERS & PACKAGING -- 2.0%
    Packaging Corp. of America*@.....     95,600      1,743,744
    Smurfit-Stone Container
      Corp.*@........................     43,162        664,306
                                                   ------------
                                                      2,408,050
                                                   ------------
DIVERSIFIED METALS -- 1.1%
    Companhia Vale Do Rio Doce
      [ADR]..........................      3,700        106,967
    Companhia Vale Do Rio Doce Cl-A
      [ADR]..........................     24,000        660,000
    Nucor Corp. .....................     14,000        578,200
                                                   ------------
                                                      1,345,167
                                                   ------------
ENERGY SERVICES -- 2.9%
    El Paso Corp.@...................    131,000        911,760
    Massey Energy Co.@...............     60,000        583,200
    Peabody Energy Corp. ............     21,300        622,599
    W-H Energy Services, Inc.*.......    102,200      1,491,098
                                                   ------------
                                                      3,608,657
                                                   ------------
EXPLORATION & PRODUCTION -- 2.5%
    Devon Energy Corp.@..............     18,947        869,667
    Encore Acquisition Co.*..........     60,700      1,118,094
    Global Industries Ltd.*..........    111,600        465,372
    Layne Christensen Co.*...........     76,500        627,300
                                                   ------------
                                                      3,080,433
                                                   ------------
FARMING & AGRICULTURE -- 2.0%
    Delta and Pine Land Co. .........    120,000      2,449,200
                                                   ------------
HOTELS & MOTELS -- 0.8%
    Hilton Hotels Corp.@.............     76,400        971,044
                                                   ------------

                                        SHARES        VALUE
                                        ------        -----
INTEGRATED PETROLEUM -- 6.6%
    Amerada Hess Corp. ..............     42,800   $  2,356,140
    ChevronTexaco Corp. .............     19,728      1,311,517
    ENI Co. SPA [ADR]@...............     14,000      1,098,860
    Royal Dutch Petroleum Co. NY
      Reg.@..........................     76,800      3,380,736
                                                   ------------
                                                      8,147,253
                                                   ------------
MACHINERY & EQUIPMENT -- 8.9%
    Baker Hughes, Inc.@..............     89,400      2,877,786
    Cooper Cameron Corp.*............     35,000      1,743,700
    Deere & Co. .....................     15,000        687,750
    FMC Technologies, Inc.*..........     80,000      1,634,400
    Hydril Co.*......................     86,600      2,041,162
    Joy Global, Inc.*................     47,900        539,354
    Noble Corp.*.....................     40,000      1,406,000
                                                   ------------
                                                     10,930,152
                                                   ------------
METALS & MINING -- 5.1%
    Alcoa, Inc. .....................    101,884      2,320,917
    Allegheny Technologies, Inc. ....     34,400        214,312
    Arch Coal, Inc.@.................     69,300      1,496,187
    Cleveland-Cliffs, Inc. ..........     10,000        198,500
    Newmont Mining Corp.@............     68,626      1,992,213
                                                   ------------
                                                      6,222,129
                                                   ------------
NON-FERROUS METALS -- 2.4%
    Phelps Dodge Corp.*@.............     93,000      2,943,450
                                                   ------------
OIL & GAS -- 22.3%
    BP PLC [ADR].....................     64,040      2,603,226
    Diamond Offshore Drilling,
      Inc.@..........................    110,400      2,412,240
    Exxon Mobil Corp. ...............    100,000      3,494,000
    Forest Oil Corp.*................     42,280      1,165,237
    Helmerich & Payne, Inc.@.........     21,400        597,274
    Kerr-McGee Corp.@................     22,000        974,600
    Marathon Oil Corp. ..............     82,300      1,752,167
    Murphy Oil Corp. ................     60,000      2,571,000
    Nabors Industries, Inc.*.........     24,000        846,480
    Premcor, Inc.*...................     38,000        844,740
    Schlumberger Ltd. ...............     75,388      3,173,081
    Seacor Smit, Inc.*...............     18,850        838,825
    Tidewater, Inc. .................     30,000        933,000
    Total Fina SA [ADR]..............     40,000      2,860,000
    Transocean, Inc.*................    104,500      2,424,400
                                                   ------------
                                                     27,490,270
                                                   ------------
PAPER & FOREST PRODUCTS -- 3.8%
    Bowater, Inc.@...................     40,000      1,678,000
    International Paper Co.@.........      5,500        192,335
    Longview Fibre Co. ..............    105,500        762,765
    Potlatch Corp. ..................     65,200      1,556,976
    Temple-Inland, Inc. .............      9,600        430,176
                                                   ------------
                                                      4,620,252
                                                   ------------

AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                        SHARES        VALUE
                                        ------        -----
PETROLEUM EXPLORATION & PRODUCTION -- 9.4%
    Anadarko Petroleum Corp.@........     11,800   $    565,220
    BJ Services Co.*@................     64,000      2,067,840
    Cimarex Energy Co.*..............     11,373        203,577
    ConocoPhillips...................     15,739        761,610
    EOG Resources, Inc. .............     17,500        698,600
    Noble Energy, Inc. ..............     10,000        375,500
    Ocean Energy, Inc. ..............    149,080      2,977,128
    Smith International, Inc.*.......     17,500        570,850
    Ultra Petroleum Corp.*...........     90,000        891,000
    Unocal Corp. ....................     42,200      1,290,476
    Westport Resources Corp.*........     30,000        624,000
    XTO Energy, Inc. ................     20,000        494,000
                                                   ------------
                                                     11,519,801
                                                   ------------
REAL ESTATE -- 1.5%
    Avalonbay Communities, Inc.
      [REIT].........................     17,500        684,950
    Vornado Realty Trust [REIT]......     30,000      1,116,000
                                                   ------------
                                                      1,800,950
                                                   ------------
TRANSPORTATION -- 0.5%
    Norfolk Southern Corp. ..........     30,000        599,700
                                                   ------------
TOTAL COMMON STOCK
  (Cost $111,741,961)................               100,290,949
                                                   ------------
FOREIGN STOCK -- 13.3%
CHEMICALS -- 5.1%
    Agrium, Inc. -- (CAD)............    382,000      4,320,419
    Potash Corp. of Saskatchewan,
      Inc. -- (CAD)..................     30,000      1,907,700
                                                   ------------
                                                      6,228,119
                                                   ------------
DIVERSIFIED METALS -- 1.4%
    Inco Ltd. -- (CAD)*@.............     83,300      1,767,626
                                                   ------------
METALS & MINING -- 0.4%
    Bougainville Copper
      Ltd. -- (AUD)..................  1,185,192         86,760
    Corus Group PLC -- (GBP)*........    790,000        346,575
                                                   ------------
                                                        433,335
                                                   ------------
PAPER & FOREST PRODUCTS -- 0.4%
    Abitibi-Consolidated,
      Inc. -- (CAD)..................     60,400        465,684
                                                   ------------
PETROLEUM EXPLORATION & PRODUCTION -- 1.5%
    BG Group PLC -- (GBP)............    373,000      1,609,338
    Canadian Natural Resources
      Ltd. -- (CAD)..................      7,000        207,690
                                                   ------------
                                                      1,817,028
                                                   ------------

                                        SHARES        VALUE
                                        ------        -----
PRECIOUS METALS -- 4.5%
    Lihir Gold Ltd. -- (AUD)*........  4,214,100   $  3,417,068
    Placer Dome, Inc. -- (CAD)@......    105,400      1,212,100
    Wheaton River Minerals Ltd. --
      (CAD)*.........................    830,000        772,323
    Wheaton River Minerals Ltd.
      Warrants -- (CAD)*.............    415,000        173,379
                                                   ------------
                                                      5,574,870
                                                   ------------
TOTAL FOREIGN STOCK
  (Cost $13,220,269).................                16,286,662
                                                   ------------
PREFERRED STOCK -- 1.0%
BUILDING & REAL ESTATE
    Rouse Co. $3.00 Cl-B*
      (Cost $1,040,838)..............     26,100      1,201,383
                                                   ------------
                                          PAR
                                         (000)
                                       ---------
CORPORATE OBLIGATIONS -- 0.9%
METALS & MINING
    Teck Cominco Ltd.
      3.75%, 07/15/06@
      (Cost $1,097,145)..............  $   1,300      1,118,000
                                                   ------------
SHORT-TERM INVESTMENTS -- 3.3%
COMMERCIAL PAPER -- 2.0%
    Alpine Securitization Corp.
      1.40%, 01/07/03 144A...........      1,000        999,767
    Giro Multi Funding Corp.
      1.412%, 01/21/03 144A..........      1,500      1,498,825
                                                   ------------
                                                      2,498,592
                                                   ------------
                                        SHARES
                                       ---------
REGISTERED INVESTMENT COMPANIES -- 1.3%
    Temporary Investment Cash Fund...  1,544,069      1,544,069
                                                   ------------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $4,042,661)..................                 4,042,661
                                                   ------------
TOTAL INVESTMENTS -- 100.2%
  (Cost $131,142,874)................               122,939,655
LIABILITIES IN EXCESS OF
  OTHER ASSETS -- (0.2%).............                  (253,966)
                                                   ------------
NET ASSETS -- 100.0%.................              $122,685,689
                                                   ============

--------------------------------------------------------------------------------

Definitions of abbreviations and annotations are included following the Schedules of Investments.

See Notes to Financial Statements.

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SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                         SHARES        VALUE
                                         ------        -----
COMMON STOCK -- 98.6%
AEROSPACE -- 1.4%
    Lockheed Martin Corp. ...........      59,500   $  3,436,125
                                                    ------------
BEVERAGES -- 1.0%
    Anheuser-Busch Companies,
      Inc. ..........................      47,500      2,299,000
                                                    ------------
BROADCASTING -- 0.3%
    Clear Channel Communications,
      Inc.*..........................      16,800        626,472
                                                    ------------
BUSINESS SERVICES -- 0.6%
    First Data Corp. ................      43,500      1,540,335
                                                    ------------
CABLE TELEVISION -- 1.4%
    Comcast Corp. Special Cl-A*......     152,300      3,440,457
                                                    ------------
COMPUTER HARDWARE -- 1.4%
    Dell Computer Corp.*.............     124,500      3,329,130
                                                    ------------
COMPUTER SERVICES & SOFTWARE -- 9.6%
    Automatic Data Processing,
      Inc. ..........................      34,900      1,369,825
    Cisco Systems, Inc.*.............     435,500      5,705,050
    Microsoft Corp.*.................     268,100     13,860,770
    PeopleSoft, Inc.*................      73,500      1,345,050
    Veritas Software Corp.*@.........      45,100        704,462
                                                    ------------
                                                      22,985,157
                                                    ------------
CONSUMER PRODUCTS & SERVICES -- 8.3%
    Avon Products, Inc.@.............      78,300      4,218,021
    Colgate-Palmolive Co. ...........      75,300      3,947,979
    Johnson & Johnson Co. ...........     161,200      8,658,052
    Procter & Gamble Co. ............      37,800      3,248,532
                                                    ------------
                                                      20,072,584
                                                    ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 3.1%
    General Electric Co. ............     308,400      7,509,540
                                                    ------------
ENTERTAINMENT & LEISURE -- 5.3%
    Harley-Davidson, Inc.@...........      25,400      1,173,480
    Viacom, Inc. Cl-B*...............     283,500     11,555,460
                                                    ------------
                                                      12,728,940
                                                    ------------
FINANCIAL-BANK & TRUST -- 0.7%
    Fifth Third Bancorp..............      27,000      1,580,850
                                                    ------------
FINANCIAL SERVICES -- 20.3%
    Citigroup, Inc.@.................     343,600     12,091,284
    Fannie Mae.......................      14,600        939,218
    Freddie Mac......................     212,700     12,559,935
    Lehman Brothers Holdings,
      Inc. ..........................      58,800      3,133,452
    MBNA Corp. ......................     589,000     11,202,780
    Merrill Lynch & Co., Inc.@.......     130,500      4,952,475

                                         SHARES        VALUE
                                         ------        -----
    Morgan Stanley Dean Witter &
      Co. ...........................      76,600   $  3,057,872
    Schwab, (Charles) Corp. .........      69,500        754,075
                                                    ------------
                                                      48,691,091
                                                    ------------
HEALTHCARE SERVICES -- 4.3%
    Cardinal Health, Inc.@...........      85,100      5,037,069
    Health Management Associates,
      Inc. Cl-A@.....................      37,100        664,090
    UnitedHealth Group, Inc.@........      56,700      4,734,450
                                                    ------------
                                                      10,435,609
                                                    ------------
INSURANCE -- 9.0%
    ACE Ltd. ........................      95,800      2,810,772
    American International Group,
      Inc.@..........................     201,000     11,627,850
    The Progressive Corp. ...........      48,000      2,382,240
    Travelers Property Casualty Corp.
      CL-A*@.........................     322,438      4,723,717
                                                    ------------
                                                      21,544,579
                                                    ------------
MEDICAL SUPPLIES & EQUIPMENT -- 5.4%
    Amgen, Inc.*.....................     141,300      6,830,442
    Boston Scientific Corp.*.........       7,400        314,648
    Medtronic, Inc. .................     127,600      5,818,560
                                                    ------------
                                                      12,963,650
                                                    ------------
PHARMACEUTICALS -- 7.2%
    Pfizer, Inc.@....................     501,400     15,327,798
    Wyeth............................      54,000      2,019,600
                                                    ------------
                                                      17,347,398
                                                    ------------
RETAIL & MERCHANDISING -- 12.1%
    Home Depot, Inc. ................     234,200      5,611,432
    Kohl's Corp.*@...................     191,700     10,725,615
    Wal-Mart Stores, Inc. ...........     163,200      8,243,232
    Walgreen Co.@....................     154,900      4,521,531
                                                    ------------
                                                      29,101,810
                                                    ------------
SEMICONDUCTORS -- 3.7%
    Applied Materials, Inc.*@........      33,100        431,293
    Intel Corp.@.....................     294,800      4,590,036
    Maxim Integrated Products,
      Inc. ..........................      75,400      2,491,216
    Texas Instruments, Inc. .........      89,500      1,343,395
                                                    ------------
                                                       8,855,940
                                                    ------------
TELECOMMUNICATIONS -- 3.5%
    Nokia Corp. Cl-A [ADR]...........     547,700      8,489,350
                                                    ------------
TOTAL COMMON STOCK
  (Cost $278,575,185)................                236,978,017
                                                    ------------

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DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                         SHARES        VALUE
                                         ------        -----
SHORT-TERM INVESTMENTS -- 1.3%
REGISTERED INVESTMENT COMPANIES
    Temporary Investment Cash Fund...   1,617,470   $  1,617,470
    Temporary Investment Fund........   1,617,469      1,617,469
                                                    ------------
    (Cost $3,234,939)................                  3,234,939
                                                    ------------
TOTAL INVESTMENTS -- 99.9%
  (Cost $281,810,124)................                240,212,956
OTHER ASSETS LESS
  LIABILITIES -- 0.1%................                    276,700
                                                    ------------
NET ASSETS -- 100.0%.................               $240,489,656
                                                    ============

--------------------------------------------------------------------------------

Definitions of abbreviations and annotations are included following the Schedules of Investments.

See Notes to Financial Statements.

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SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                        SHARES       VALUE
                                        ------       -----
COMMON STOCK -- 99.7%
ADVERTISING -- 0.1%
    Omnicom Group, Inc. ..............    3,800   $    245,480
                                                  ------------
AEROSPACE -- 1.0%
    Northrop Grumman Corp. ...........    5,000        485,000
    United Technologies Corp. ........   32,100      1,988,274
                                                  ------------
                                                     2,473,274
                                                  ------------
AIRLINES -- 0.2%
    Delta Air Lines, Inc. ............    8,000         96,800
    Southwest Airlines Co.@...........   27,000        375,300
                                                  ------------
                                                       472,100
                                                  ------------
AUTOMOBILE MANUFACTURERS -- 0.3%
    Ford Motor Co.@...................   54,400        505,920
    General Motors Corp.@.............    4,000        147,440
                                                  ------------
                                                       653,360
                                                  ------------
AUTOMOTIVE PARTS -- 0.5%
    ArvinMeritor, Inc. ...............   18,700        311,729
    Goodyear Tire & Rubber Co. .......   94,900        646,269
    Lear Corp.*.......................    7,300        242,944
                                                  ------------
                                                     1,200,942
                                                  ------------
BEVERAGES -- 0.7%
    Coca-Cola Enterprises, Inc.@......   20,400        443,088
    Coors, (Adolph) Co. Cl-B@.........    9,800        600,250
    PepsiCo, Inc. ....................   21,100        890,842
                                                  ------------
                                                     1,934,180
                                                  ------------
BROADCASTING -- 0.4%
    Clear Channel Communications,
      Inc.*...........................   15,500        577,995
    Hearst-Argyle Television, Inc.*...   15,680        378,045
                                                  ------------
                                                       956,040
                                                  ------------
BUILDING MATERIALS -- 0.9%
    The Sherwin-Williams Co. .........   72,900      2,059,425
    York International Corp. .........    7,000        178,990
                                                  ------------
                                                     2,238,415
                                                  ------------
BUSINESS SERVICES -- 1.0%
    First Data Corp. .................    8,400        297,444
    Fluor Corp. ......................   16,100        450,800
    Moore Corp Ltd.*..................   20,800        189,280
    Viad Corp. .......................   68,600      1,533,210
                                                  ------------
                                                     2,470,734
                                                  ------------
CABLE TELEVISION -- 0.6%
    Comcast Corp. Cl-A*...............   62,213      1,466,360
                                                  ------------
CHEMICALS -- 0.7%
    Eastman Chemical Co. .............    7,200        264,744
    Lubrizol Corp. ...................   47,800      1,457,900
                                                  ------------
                                                     1,722,644
                                                  ------------

                                        SHARES       VALUE
                                        ------       -----
CLOTHING & APPAREL -- 0.4%
    Limited Brands, Inc.@.............   21,400   $    298,102
    VF Corp.@.........................   19,600        706,580
                                                  ------------
                                                     1,004,682
                                                  ------------
COMPUTER HARDWARE -- 3.5%
    Dell Computer Corp.*..............   56,000      1,497,440
    Hewlett-Packard Co. ..............  163,775      2,843,134
    Imation Corp.*....................    8,000        280,640
    International Business Machines
      Corp. ..........................   45,900      3,557,250
    SanDisk Corp.*....................   11,000        223,300
    Storage Technology Corp.*.........   15,100        323,442
    Western Digital Corp.*............   33,900        216,621
                                                  ------------
                                                     8,941,827
                                                  ------------
COMPUTER SERVICES & SOFTWARE -- 5.5%
    Activision, Inc.*.................   41,000        598,190
    Cisco Systems, Inc.*..............  156,100      2,044,910
    Computer Sciences Corp.*..........   29,900      1,030,055
    Compuware Corp.*..................   82,500        396,000
    Electronic Arts, Inc.*............    1,000         49,770
    Electronic Data Systems Corp.@....   67,300      1,240,339
    Ingram Micro, Inc. Cl-A*..........   24,800        306,280
    Microsoft Corp.*..................  141,800      7,331,060
    Oracle Corp.*.....................   75,300        813,240
    Tech Data Corp.*..................   12,500        337,000
                                                  ------------
                                                    14,146,844
                                                  ------------
CONGLOMERATES -- 1.7%
    Honeywell International, Inc. ....   15,000        360,000
    Johnson Controls, Inc. ...........    8,200        657,394
    Philip Morris Co., Inc. ..........   62,300      2,525,019
    Tyco International Ltd.@..........   46,209        789,250
                                                  ------------
                                                     4,331,663
                                                  ------------
CONSTRUCTION -- 1.2%
    Centex Corp.@.....................   24,200      1,214,840
    KB Home@..........................   22,300        955,555
    NVR, Inc.*........................    2,800        911,400
                                                  ------------
                                                     3,081,795
                                                  ------------
CONSUMER PRODUCTS & SERVICES -- 6.5%
    American Greetings Corp. Cl-A*@...   62,178        982,412
    Black & Decker Corp. .............   15,240        653,644
    Brunswick Corp. ..................    6,100        121,146
    Clorox Co. .......................      526         21,698
    Energizer Holdings, Inc.*.........      700         19,530
    Fortune Brands, Inc.@.............   46,400      2,158,064
    Johnson & Johnson Co. ............   89,600      4,812,416
    Kimberly-Clark Corp. .............   13,200        626,604
    Newell Rubbermaid, Inc. ..........    8,500        257,805
    Procter & Gamble Co. .............   75,300      6,471,282
    Rent-A-Center, Inc.*..............   17,400        869,130
    Whirlpool Corp.@..................      400         20,888
                                                  ------------
                                                    17,014,619
                                                  ------------

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DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                        SHARES       VALUE
                                        ------       -----
CONTAINERS & PACKAGING -- 0.2%
    Bemis Co., Inc. ..................    8,200   $    406,966
    Owens-Illinois, Inc.*@............   11,282        164,492
                                                  ------------
                                                       571,458
                                                  ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 5.6%
    Anixter International, Inc.*......   23,200        539,400
    Arrow Electronics, Inc.*..........   47,258        604,430
    Avnet, Inc.@......................  105,600      1,143,648
    Eastman Kodak Co.@................  162,700      5,701,008
    General Electric Co. .............  257,500      6,270,125
    Solectron Corp.*@.................   36,900        130,995
    Vishay Intertechnology, Inc.*@....    4,200         46,956
                                                  ------------
                                                    14,436,562
                                                  ------------
ENTERTAINMENT & LEISURE -- 2.6%
    AOL Time Warner, Inc.*............  197,850      2,591,835
    Disney, (Walt) Co.@...............   61,100        996,541
    Harrah's Entertainment, Inc.*.....      800         31,680
    Viacom, Inc. Cl-B*................   74,300      3,028,468
                                                  ------------
                                                     6,648,524
                                                  ------------
FINANCIAL-BANK & TRUST -- 8.3%
    AmSouth Bancorporation............   60,700      1,165,440
    Bank of America Corp.@............  149,500     10,400,715
    Bank One Corp. ...................    7,700        281,435
    First Tennessee National Corp. ...   39,700      1,426,818
    Hibernia Corp. Cl-A...............   13,600        261,936
    National City Corp. ..............    8,600        234,952
    New York Community Bancorp,
      Inc.@...........................    1,300         37,544
    PNC Financial Services Group,
      Inc. ...........................    5,700        238,830
    U.S. Bancorp......................  105,600      2,240,832
    UnionBanCal Corp. ................   35,500      1,394,085
    Wachovia Corp. ...................   60,300      2,197,332
    Wells Fargo & Co. ................   41,600      1,949,792
                                                  ------------
                                                    21,829,711
                                                  ------------
FINANCIAL SERVICES -- 9.1%
    American Express Co. .............   10,000        353,500
    Bear Stearns Companies, Inc.@.....   17,600      1,045,440
    Capital One Financial Corp.@......   36,100      1,072,892
    Citigroup, Inc.@..................  211,400      7,439,165
    Countrywide Financial Corp.@......   28,000      1,446,200
    Fannie Mae........................   52,300      3,364,459
    Freddie Mac.......................   31,100      1,836,455
    H&R Block, Inc.@..................   16,300        655,260
    Household International, Inc.@....   20,800        578,448
    John Hancock Financial Services,
      Inc. ...........................    8,800        245,520
    Lehman Brothers Holdings, Inc. ...    6,300        335,727
    Merrill Lynch & Co., Inc.@........   59,500      2,258,025
    Morgan Stanley Dean Witter &
      Co. ............................   39,900      1,592,808
    Union Planters Corp. .............   11,850        333,459
    Washington Mutual, Inc.@..........   39,000      1,346,670
                                                  ------------
                                                    23,904,028
                                                  ------------

                                        SHARES       VALUE
                                        ------       -----
FOOD -- 3.2%
    Archer Daniels Midland Co. .......   77,847   $    965,303
    ConAgra Foods, Inc.@..............  133,800      3,346,338
    Dean Foods Co.*...................   15,000        556,500
    Sara Lee Corp. ...................    6,400        144,064
    SUPERVALU, Inc. ..................   72,800      1,201,928
    Tyson Foods, Inc. ................  118,000      1,323,960
    Unilever NV NY Reg................    4,800        296,208
    Winn-Dixie Stores, Inc. ..........   21,741        332,202
                                                  ------------
                                                     8,166,503
                                                  ------------
HEALTHCARE SERVICES -- 0.6%
    Cardinal Health, Inc.@............    4,900        290,031
    Oxford Health Plans, Inc.*@.......   12,243        446,257
    Quintiles Transnational Corp.*....   21,700        262,570
    WellPoint Health Networks,
      Inc.*...........................    8,300        590,628
                                                  ------------
                                                     1,589,486
                                                  ------------
INDUSTRIAL PRODUCTS -- 0.4%
    Carlisle Companies, Inc. .........   12,654        523,623
    RPM, Inc. ........................    5,500         84,040
    SPX Corp.*........................   12,300        460,635
                                                  ------------
                                                     1,068,298
                                                  ------------
INSURANCE -- 4.9%
    Allstate Corp. ...................   16,800        621,432
    American International Group,
      Inc.@...........................   19,287      1,115,753
    AmerUs Group Co. .................   38,700      1,094,049
    CIGNA Corp. ......................   27,900      1,147,248
    Fidelity National Financial,
      Inc.@...........................  101,873      3,344,491
    First American Corp. .............   62,400      1,385,280
    MetLife, Inc.@....................   10,400        281,216
    Odyssey Re Holdings Corp. ........    4,500         79,650
    Old Republic International
      Corp. ..........................   84,000      2,352,000
    Protective Life Corp. ............   24,000        660,480
    UnumProvident Corp. ..............   29,800        522,692
    Wellchoice, Inc.*.................    1,480         35,446
                                                  ------------
                                                    12,639,737
                                                  ------------
INTERNET SERVICES -- 0.3%
    Checkfree Corp.*@.................   11,200        179,211
    GTECH Holdings Corp.*.............    9,300        259,098
    Overture Services, Inc.*..........    8,700        237,597
    Yahoo!, Inc.*@....................    4,800         78,480
                                                  ------------
                                                       754,386
                                                  ------------
MACHINERY & EQUIPMENT -- 0.2%
    Eaton Corp. ......................    3,500        273,385
    The Timken Co. ...................   18,400        351,440
                                                  ------------
                                                       624,825
                                                  ------------
MEDICAL SUPPLIES & EQUIPMENT -- 2.5%
    Abbott Laboratories...............   27,000      1,080,000
    AmerisourceBergen Corp. ..........   11,100        602,841
    Amgen, Inc.*......................   40,840      1,974,206

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DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                        SHARES       VALUE
                                        ------       -----
    Applera Corp. -- Applied Biosytems
      Group@..........................   34,800   $    610,392
    Fisher Scientific International,
      Inc.*...........................   19,800        595,584
    Guidant Corp.*....................   12,100        373,285
    Invitrogen Corp.*@................   13,700        428,673
    McKesson Corp. ...................   29,900        808,197
    PerkinElmer, Inc. ................    9,300         76,725
                                                  ------------
                                                     6,549,903
                                                  ------------
METALS & MINING -- 0.6%
    Shaw Group, Inc.*@................   22,200        365,190
    United States Steel Corp. ........   26,600        348,992
    Worthington Industries, Inc. .....   49,400        752,856
                                                  ------------
                                                     1,467,038
                                                  ------------
OFFICE EQUIPMENT -- 0.5%
    IKON Office Solutions, Inc.@......   87,200        623,480
    Xerox Corp.*@.....................   91,100        733,355
                                                  ------------
                                                     1,356,835
                                                  ------------
OIL & GAS -- 8.7%
    ChevronTexaco Corp.@..............   33,900      2,253,672
    ConocoPhillips....................   25,700      1,243,623
    Exxon Mobil Corp. ................  211,100      7,375,834
    Halliburton Co. ..................   51,500        963,565
    KeySpan Corp. ....................   27,600        972,624
    Kinder Morgan Energy Partners
      L.P.*...........................   56,600      1,981,000
    Marathon Oil Corp. ...............  147,800      3,146,662
    Nicor, Inc. ......................   13,500        459,405
    Northern Border Partners L.P.*....    6,900        261,303
    Occidental Petroleum Corp. .......   82,100      2,335,745
    Plains All American Pipeline
      L.P.*...........................   13,700        334,280
    Transocean, Inc. .................   59,800      1,387,360
                                                  ------------
                                                    22,715,073
                                                  ------------
PAPER & FOREST PRODUCTS -- 0.7%
    Georgia-Pacific Corp.@............   76,920      1,243,027
    International Paper Co.@..........    3,400        118,898
    Rayonier, Inc. ...................   10,000        452,500
                                                  ------------
                                                     1,814,425
                                                  ------------
PHARMACEUTICALS -- 6.0%
    Bristol-Meyers Squibb Co. ........   47,000      1,088,050
    Chiron Corp.*@....................    3,400        127,840
    King Pharmaceuticals, Inc.*.......    8,800        151,272
    Merck & Co., Inc. ................  112,000      6,340,320
    Mylan Laboratories, Inc. .........    5,200        181,480
    Pfizer, Inc.@.....................  186,000      5,686,020
    Pharmacia Corp. ..................    6,900        288,420
    Schering-Plough Corp. ............   45,300      1,005,660
    SICOR, Inc.*......................    2,600         41,210
    Watson Pharmaceuticals, Inc.*.....   19,200        542,784
                                                  ------------
                                                    15,453,056
                                                  ------------
PRINTING & PUBLISHING -- 0.4%
    Tribune Co. ......................   20,200        918,292
                                                  ------------

                                        SHARES       VALUE
                                        ------       -----
RAILROADS -- 0.5%
    Burlington Northern Santa Fe
      Corp. ..........................   11,700   $    304,317
    CSX Corp. ........................    5,900        167,029
    Norfolk Southern Corp. ...........   10,800        215,892
    Union Pacific Corp.@..............    8,100        484,947
                                                  ------------
                                                     1,172,185
                                                  ------------
REAL ESTATE -- 0.5%
    CBL & Associates Properties, Inc.
      [REIT]..........................    7,100        284,355
    Equity Office Properties Trust
      [REIT]..........................    5,900        147,382
    General Growth Properties, Inc.
      [REIT]..........................    3,000        156,000
    HRPT Properties Trust [REIT]......   25,600        210,944
    Mack-Cali Realty Corp. [REIT].....    5,700        172,710
    Simon Property Group, Inc.
      [REIT]@.........................    7,100        241,897
                                                  ------------
                                                     1,213,288
                                                  ------------
RETAIL & MERCHANDISING -- 3.6%
    Blockbuster, Inc. Cl-A@...........    8,300        101,675
    Dillard's, Inc. Cl-A@.............   67,300      1,067,378
    Federated Department Stores,
      Inc.*...........................   88,500      2,545,260
    Home Depot, Inc. .................   35,634        853,791
    May Department Stores Co. ........   10,600        243,588
    Office Depot, Inc.*...............   23,700        349,812
    Payless ShoeSource, Inc.*.........    1,400         72,058
    Penney, (J.C.) Co., Inc.@.........   79,000      1,817,790
    Pier 1 Imports, Inc. .............      500          9,465
    Saks, Inc.*.......................    7,800         91,572
    Target Corp. .....................    4,100        123,000
    Wal-Mart Stores, Inc. ............   42,600      2,151,726
                                                  ------------
                                                     9,427,115
                                                  ------------
SEMICONDUCTORS -- 1.7%
    Applied Materials, Inc.*@.........    6,200         80,786
    ESS Technology, Inc.*.............   50,700        318,903
    Intel Corp.@......................  211,200      3,288,384
    Intersil Corp. Cl-A*..............    2,800         39,032
    QLogic Corp.*@....................    4,800        165,648
    Texas Instruments, Inc............   40,600        609,406
                                                  ------------
                                                     4,502,159
                                                  ------------
TELECOMMUNICATIONS -- 8.1%
    Alltel Corp.@.....................   67,200      3,427,200
    AT&T Corp.@.......................   33,489        874,398
    BellSouth Corp. ..................  105,700      2,734,459
    CenturyTel, Inc. .................   12,900        379,002
    L-3 Communications Holdings,
      Inc.*...........................      900         40,419
    Motorola, Inc.@...................  120,500      1,042,325
    Nextel Communications, Inc.
      Cl-A*@..........................   21,400        247,170
    QUALCOMM, Inc.*...................    8,100        294,759
    SBC Communications, Inc.@.........  131,200      3,556,832
    Scientific-Atlanta, Inc.@.........   27,700        328,522

AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                        SHARES       VALUE
                                        ------       -----
    Sprint Corp. .....................   97,568   $  1,412,785
    Verizon Communications, Inc. .....  177,224      6,867,429
                                                  ------------
                                                    21,205,300
                                                  ------------
TRANSPORTATION -- 1.1%
    FedEx Corp. ......................    9,300        504,246
    Ryder System, Inc. ...............   24,000        538,560
    United Parcel Service, Inc.
      Cl-B@...........................   29,800      1,879,784
                                                  ------------
                                                     2,922,590
                                                  ------------
UTILITIES -- 4.2%
    Alliant Energy Corp. .............    5,896         97,579
    American Electric Power Co.,
      Inc.@...........................   66,800      1,825,644
    CMS Energy Corp. .................  104,700        988,368
    Dominion Resources, Inc.@.........   11,754        645,295
    DTE Energy Co. ...................      900         41,760
    Duke Energy Corp.@................    5,500        107,470
    Edison International Co.*.........   24,000        284,400
    Entergy Corp. ....................    8,200        373,838
    Exelon Corp. .....................   22,712      1,198,512
    FirstEnergy Corp.@................    5,988        197,424
    NiSource, Inc. ...................   25,000        500,000
    Oklahoma Gas & Electric Co. ......    8,100        142,560
    Public Service Enterprise Group,
      Inc. ...........................   35,995      1,155,440
    Sempra Energy.....................   96,100      2,272,764
    Teco Energy, Inc.@................    5,400         83,538
    The Southern Co.@.................   27,900        792,081
    UGI Corp. ........................    6,684        249,915
                                                  ------------
                                                    10,956,588
                                                  ------------
TOTAL COMMON STOCK (Cost
  $298,108,973).......................             258,262,324
                                                  ------------
PREFERRED STOCK -- 0.4%
AUTOMOBILE MANUFACTURERS -- 0.1%
    General Motors Corp.
      Cl-B 5.25% [CVT]................   13,300        307,230
                                                  ------------
FINANCIAL SERVICES -- 0.2%
    Ford Motor Co. Capital Trust II
      6.50%* [CVT]....................   10,700        437,095
                                                  ------------
UTILITIES -- 0.1%
    DTE Energy Co. 8.75%* [CVT]@......   10,984        299,753
                                                  ------------
TOTAL PREFERRED STOCK
  (Cost $1,138,127)...................               1,044,078
                                                  ------------

                                        SHARES       VALUE
                                        ------       -----
FOREIGN STOCK -- 0.1%
AUTOMOTIVE PARTS -- 0.0%
    Magna International, Inc. Cl-A --
      (CAD)...........................    3,212   $    180,354
                                                  ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 0.1%
    Celestica, Inc. -- (CAD)*@........   12,000        169,200
                                                  ------------
TOTAL FOREIGN STOCK
  (Cost $513,331).....................                 349,554
                                                  ------------
SHORT-TERM INVESTMENTS -- 1.0%
REGISTERED INVESTMENT COMPANIES -- 0.0%
    Temporary Investment Cash Fund....    9,454          9,454
    Temporary Investment Fund.........    9,454          9,454
                                                  ------------
                                                        18,908
                                                  ------------
                                          PAR
                                         (000)
                                         -----
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 1.0%
    Federal Home Loan Bank 0.75%,
      01/02/03........................  $ 2,500      2,499,948
                                                  ------------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $2,518,856)...................               2,518,856
                                                  ------------
TOTAL INVESTMENTS -- 101.2%
  (Cost $302,279,287).................             262,174,812
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- (1.2%)....................              (3,052,727)
                                                  ------------
NET ASSETS -- 100.0%..................            $259,122,085
                                                  ============

Cash of $498,750 has been segregated with the custodian to cover requirements for the following open futures contracts at December 31, 2002:

                       EXPIRATION    NUMBER OF     UNREALIZED
DESCRIPTION              MONTH       CONTRACTS    DEPRECIATION
--------------------------------------------------------------
S&P 500..............    03/03          12          $(52,132)
                                                    ========

--------------------------------------------------------------------------------

Definitions of abbreviations and annotations are included following the Schedules of Investments.

See Notes to Financial Statements.

AST AMERICAN CENTURY INTERNATIONAL GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                         SHARES        VALUE
                                         ------        -----
FOREIGN STOCK -- 102.2%
AUSTRALIA -- 2.5%
    BHP Billiton Ltd. ...............   1,104,063   $  6,310,246
    News Corp. Ltd. .................     470,200      3,039,561
                                                    ------------
                                                       9,349,807
                                                    ------------
CANADA -- 2.0%
    Canadian National Railway Co. ...      52,300      2,173,588
    Canadian Pacific Railway Ltd. ...      72,581      1,429,846
    EnCana Corp......................      62,800      1,939,121
    TransCanada PipeLines Ltd. ......     131,300      1,904,946
                                                    ------------
                                                       7,447,501
                                                    ------------
DENMARK -- 0.9%
    Danske Bank AS...................      75,600      1,249,619
    Novo Nordisk AS Cl-B.............      69,469      2,007,031
                                                    ------------
                                                       3,256,650
                                                    ------------
FINLAND -- 1.7%
    Nokia Corp. Cl-A [ADR]...........     329,127      5,101,468
    UPM-Kymmene Oyj..................      35,600      1,143,121
                                                    ------------
                                                       6,244,589
                                                    ------------
FRANCE -- 11.3%
    Accor SA.........................     100,139      3,032,636
    Credit Lyonnaise SA..............      66,200      3,702,593
    Essilor International SA.........      49,200      2,026,402
    France Telecom SA................     229,342      4,014,213
    Groupe Danone SA.................      40,200      5,407,977
    PSA Peugeot Citroen SA...........      53,400      2,177,533
    Sanofi-Synthelabo SA.............      41,564      2,540,587
    Schneider Electric SA............      41,500      1,963,582
    Societe Generale Cl-A............      41,100      2,393,622
    Societe Television Francaise
      SA.............................      80,300      2,145,333
    TotalFinaELF SA..................      67,800      9,682,971
    Vivendi Universal SA.............     204,090      3,295,954
                                                    ------------
                                                      42,383,403
                                                    ------------
GERMANY -- 4.0%
    BASF AG..........................     157,900      5,978,187
    Deutsche Boerse AG...............     104,600      4,188,522
    Deutsche Telekom AG..............     145,580      1,871,365
    SAP AG...........................      37,000      2,932,138
                                                    ------------
                                                      14,970,212
                                                    ------------
HONG KONG -- 2.3%
    China Unicom Ltd.*...............   2,782,000      1,890,728
    HSBC Holdings PLC................     529,200      5,785,094
    Johnson Electric Holdings
      Ltd. ..........................     684,000        749,926
                                                    ------------
                                                       8,425,748
                                                    ------------
IRELAND -- 2.6%
    Allied Irish Banks PLC...........     332,383      4,562,127
    Bank of Ireland..................     361,800      3,716,824
    CRH PLC..........................     103,291      1,278,984
                                                    ------------
                                                       9,557,935
                                                    ------------

                                         SHARES        VALUE
                                         ------        -----
ISRAEL -- 0.5%
    Teva Pharmaceutical Industries
      Ltd. [ADR].....................      46,567   $  1,797,952
                                                    ------------
ITALY -- 6.7%
    Autostrade SPA...................     219,300      2,181,563
    Eni SPA..........................     499,850      7,946,449
    Mediaset SPA.....................     309,120      2,354,965
    Snam Rete Gas SPA................     786,051      2,680,741
    Telecom Italia SPA...............     885,163      4,467,752
    UniCredito Italiano SPA..........   1,329,200      5,314,178
                                                    ------------
                                                      24,945,648
                                                    ------------
JAPAN -- 17.7%
    Ajinomoto Co., Inc. .............     226,000      2,359,601
    Asahi Glass Co. Ltd. ............     521,000      3,191,766
    Bridgestone Corp. ...............     175,000      2,167,775
    Canon, Inc. .....................     204,000      7,684,164
    Dai Nippon Printing Co. Ltd. ....     180,000      1,991,573
    East Japan Railway Co. ..........         318      1,578,343
    FANUC Ltd. ......................      42,700      1,889,061
    Fujisawa Pharmaceutical Co.
      Ltd. ..........................     123,000      2,814,063
    Hoya Corp. ......................      57,100      3,998,490
    Kao Corp. .......................      98,000      2,151,259
    KDDI Corp. ......................         938      3,043,144
    Nissan Motor Co. Ltd. ...........     503,000      3,924,984
    Seven-Eleven Japan Co. Ltd. .....      89,000      2,714,923
    Sharp Corp. .....................     385,000      3,656,315
    Shiseido Co. Ltd. ...............     142,000      1,846,346
    SMC Corp. .......................      24,900      2,337,456
    Sony Corp. ......................      78,700      3,289,390
    Sumitomo Chemical Co. Ltd........     723,000      2,857,393
    Takeda Chemical Industries
      Ltd. ..........................     124,000      5,182,774
    Tokyo Gas Co. Ltd. ..............     842,000      2,639,453
    Toshiba Corp. ...................     936,000      2,934,119
    Toyota Motor Corp. ..............      74,000      1,989,213
                                                    ------------
                                                      66,241,605
                                                    ------------
KOREA -- 3.7%
    Kookmin Bank*....................      80,870      2,863,741
    LG Chemical Ltd.*................      52,630      1,801,592
    LG Electronics, Inc.*............      51,880      1,806,538
    Samsung Electronics Co. Ltd......      27,850      7,373,129
                                                    ------------
                                                      13,845,000
                                                    ------------
MEXICO -- 0.5%
    America Movil Cl-L [ADR].........     139,100      1,997,476
                                                    ------------
NETHERLANDS -- 9.2%
    Aegon NV.........................     244,700      3,148,076
    Gucci Group NV NY Reg ...........      25,100      2,299,160
    ING Groep NV.....................     323,500      5,478,966
    Koninklijke (Royal) KPN NV.......     836,500      5,442,249
    Royal Dutch Petroleum Co. NY
      Reg. ..........................     176,309      7,761,123
    STMicroelectronics NV NY Reg. ...     113,539      2,215,146
    Unilever NV......................      61,851      3,800,094

AST AMERICAN CENTURY INTERNATIONAL GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                         SHARES        VALUE
                                         ------        -----
    VNU NV...........................     107,488   $  2,802,897
    Wolters Kluwer NV................      78,436      1,366,294
                                                    ------------
                                                      34,314,005
                                                    ------------
NORWAY -- 0.8%
    Norsk Hydro ASA..................      62,800      2,814,680
                                                    ------------
RUSSIA -- 0.9%
    Lukoil Holdings [ADR]............      28,116      1,727,470
    Surgutneftegaz [ADR].............      95,400      1,515,429
                                                    ------------
                                                       3,242,899
                                                    ------------
SPAIN -- 3.6%
    Acesa Infraestructuras SA
      Rights*........................     104,300         60,196
    Acesa Infrastructuras SA.........     104,300      1,182,031
    Altadis SA.......................     134,900      3,077,459
    Banco Popular Espanol SA.........      72,100      2,948,400
    Grupo Dragados SA................     111,100      1,888,643
    Grupo Ferrovial SA...............     122,940      3,115,524
    Industria de Diseno Textil SA....      47,500      1,121,992
                                                    ------------
                                                      13,394,245
                                                    ------------
SWEDEN -- 3.9%
    Assa Abloy AB Cl-B...............     135,100      1,542,745
    Foreningsparbanken AB............     228,200      2,697,546
    Hennes & Mauritz AB Cl-B.........     105,300      2,030,269
    Nordea AB........................     558,957      2,463,346
    Sandvik AB.......................      83,711      1,868,607
    Svenska Cellulosa AB Cl-B........      48,600      1,639,832
    TeliaSonera AB...................     661,600      2,490,492
                                                    ------------
                                                      14,732,837
                                                    ------------
SWITZERLAND -- 7.5%
    Ciba Specialty Chemical AG.......      36,061      2,514,143
    Credit Suisse Group..............      90,800      1,970,073
    Lonza Group AG...................      27,953      1,698,177
    Nestle SA........................      19,707      4,176,027
    Novartis AG......................     108,544      3,960,428
    Roche Holding AG.................      91,365      6,366,588
    Swisscom AG......................       4,306      1,247,245
    UBS AG...........................     129,625      6,299,894
                                                    ------------
                                                      28,232,575
                                                    ------------
TAIWAN -- 0.3%
    Hon Hai Precision Industry Co.
      Ltd. ..........................     328,000      1,132,009
                                                    ------------
UNITED KINGDOM -- 19.6%
    3i Group PLC.....................     143,700      1,283,965
    Alliance & Leicester PLC.........      97,913      1,175,933
    Amersham PLC.....................     162,200      1,451,875
    Amvescap PLC.....................     503,800      3,228,083
    AstraZeneca Group PLC............     165,200      5,904,274
    Boots Co. PLC....................     218,900      2,065,128
    Compass Group PLC................     301,555      1,602,079
    Daily Mail & General Trust PLC...     249,511      2,335,839
    EMAP PLC.........................     131,600      1,584,751

                                         SHARES        VALUE
                                         ------        -----
    Exel PLC.........................     238,414   $  2,640,728
    Gallaher Group PLC...............     220,469      2,189,960
    GlaxoSmithKline PLC [ADR]........     103,118      3,862,800
    GUS PLC..........................     487,500      4,528,496
    Legal & General Group PLC........   1,387,600      2,144,564
    Marks & Spencer PLC..............     580,388      2,943,286
    mmO2 PLC*........................   2,571,646      1,832,011
    Pearson PLC......................     105,900        979,466
    Reckitt Benckiser PLC............     292,426      5,672,918
    Reed Elsevier PLC................     481,500      4,123,931
    Rentokil Initial PLC.............     896,947      3,176,823
    Royal Bank of Scotland Group
      PLC............................     336,643      8,064,474
    Smith and Nephew PLC.............     208,000      1,274,153
    Vodafone Group PLC...............   5,273,650      9,615,083
                                                    ------------
                                                      73,680,620
                                                    ------------
TOTAL FOREIGN STOCK
  (Cost $383,216,903)................                382,007,396
                                                    ------------
U.S. STOCK -- 1.1%
BUSINESS SERVICES -- 0.6%
    Accenture Ltd. Cl-A*.............     116,400      2,094,036
                                                    ------------
OIL & GAS -- 0.5%
    Nabors Industries, Inc.*.........      60,500      2,133,835
                                                    ------------
TOTAL U.S. STOCK
  (Cost $4,374,095)..................                  4,227,871
                                                    ------------
TOTAL INVESTMENTS -- 103.3%
  (Cost $387,590,998)................                386,235,267
LIABILITIES IN EXCESS OF
  OTHER ASSETS -- (3.3%).............                (12,237,202)
                                                    ------------
NET ASSETS -- 100.0%.................               $373,998,065
                                                    ============

Foreign currency exchange contracts outstanding at December 31, 2002:


                                           IN                      UNREALIZED
SETTLEMENT                CONTRACTS     EXCHANGE    CONTRACTS     APPRECIATION
  MONTH         TYPE     TO RECEIVE       FOR        AT VALUE    (DEPRECIATION)
-------------------------------------------------------------------------------
01/03        Buy    EUR      437,170   $  457,991   $  458,698      $   707
01/03        Buy    JPY  329,876,133    2,785,635    2,779,942       (5,693)
01/03        Buy    NOK    3,079,197      441,145      444,348        3,203
                                       ----------   ----------      -------
                                       $3,684,771   $3,682,988      $(1,783)
                                       ==========   ==========      =======

                                          IN
SETTLEMENT               CONTRACTS     EXCHANGE    CONTRACTS      UNREALIZED
  MONTH         TYPE     TO DELIVER      FOR        AT VALUE     DEPRECIATION
------------------------------------------------------------------------------
01/03        Sell   CHF  1,531,903    $1,098,460   $1,108,019      $ (9,559)
01/03        Sell   DKK  7,395,121     1,034,810    1,044,655        (9,845)
01/03        Sell   EUR    355,986       373,044      373,499          (455)
01/03        Sell   GBP  1,000,668     1,606,248    1,610,607        (4,359)
01/03        Sell   SEK  1,496,676       170,474      171,789        (1,315)
                                      ----------   ----------      --------
                                      $4,283,036   $4,308,569      $(25,533)
                                      ==========   ==========      ========

AST AMERICAN CENTURY INTERNATIONAL GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002
--------------------------------------------------------------------------------

The following is a breakdown of the foreign stock portion of the Portfolio, by industry classification, as of December 31, 2002. Percentages are based on net assets.

INDUSTRY
--------
Automobile Manufacturers.............................    2.2%
Automotive Parts.....................................    0.6%
Broadcasting.........................................    1.2%
Building Materials...................................    1.2%
Business Services....................................    2.3%
Chemicals............................................    4.0%
Clothing & Apparel...................................    0.6%
Computer Hardware....................................    0.3%
Computer Services & Software.........................    0.8%
Conglomerates........................................    1.7%
Construction.........................................    1.3%
Consumer Products & Services.........................    4.1%
Electronic Components & Equipment....................    4.9%
Farming & Agriculture................................    0.8%
Financial-Bank & Trust...............................   14.8%
Financial Services...................................    2.9%
Food.................................................    4.6%
Hotels & Motels......................................    0.8%
Industrial Products..................................    1.2%
Insurance............................................    2.3%
Machinery & Equipment................................    1.6%
Medical Supplies & Equipment.........................    2.3%
Metals & Mining......................................    1.7%
Office Equipment.....................................    2.1%
Oil & Gas............................................    9.6%
Paper & Forest Products..............................    0.7%
Pharmaceuticals......................................    9.2%
Printing & Publishing................................    3.5%
Retail & Merchandising...............................    4.1%
Semiconductors.......................................    0.6%
Telecommunications...................................   11.6%
Transportation.......................................    2.1%
Utilities............................................    0.5%
                                                       -----
Total................................................  102.2%
                                                       =====

--------------------------------------------------------------------------------

Definitions of abbreviations and annotations are included following the Schedules of Investments.

See Notes to Financial Statements.

                                       123
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SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                        SHARES       VALUE
                                        ------       -----
COMMON STOCK -- 57.6%
AEROSPACE -- 0.1%
    United Technologies Corp. .......     3,200   $    198,208
                                                  ------------
AIRLINES -- 0.1%
    Southwest Airlines Co.@..........    12,900        179,310
                                                  ------------
AUTOMOBILE MANUFACTURERS -- 0.1%
    Ford Motor Co.@..................    21,700        201,810
                                                  ------------
AUTOMOTIVE PARTS -- 0.6%
    AutoZone, Inc.*..................     7,000        494,550
    Lear Corp.*......................    17,400        579,072
                                                  ------------
                                                     1,073,622
                                                  ------------
BEVERAGES -- 0.3%
    Coca-Cola Enterprises, Inc. .....    25,500        553,860
                                                  ------------
BROADCASTING -- 0.5%
    Clear Channel Communications,
      Inc.*..........................     4,200        156,618
    Hearst-Argyle Television,
      Inc.*..........................    30,200        728,122
                                                  ------------
                                                       884,740
                                                  ------------
BUILDING MATERIALS -- 0.7%
    The Sherwin-Williams Co.@........    38,300      1,081,975
    York International Corp. ........     7,700        196,889
                                                  ------------
                                                     1,278,864
                                                  ------------
BUSINESS SERVICES -- 1.4%
    Equifax, Inc. ...................    16,400        379,496
    First Data Corp.@................    15,800        559,478
    Fluor Corp. .....................     1,000         28,000
    Moore Corp Ltd.*.................    41,600        378,560
    Viad Corp. ......................    51,900      1,159,965
                                                  ------------
                                                     2,505,499
                                                  ------------
CABLE TELEVISION -- 0.3%
    Comcast Corp. Cl-A*..............    22,224        523,820
                                                  ------------
CHEMICALS -- 0.3%
    Dow Chemical Co. ................     4,000        118,800
    DuPont, (E.I.) de Nemours &
      Co. ...........................    11,200        474,880
                                                  ------------
                                                       593,680
                                                  ------------
CLOTHING & APPAREL -- 0.5%
    VF Corp.@........................    23,900        861,595
                                                  ------------
COMPUTER HARDWARE -- 2.4%
    Dell Computer Corp.*.............    35,900        959,966
    Hewlett-Packard Co. .............    29,700        515,592
    Imation Corp.*...................     4,600        161,368
    International Business Machines
      Corp. .........................    24,500      1,898,750
    Lexmark International, Inc.*@....     3,100        187,550
    SanDisk Corp.*...................     7,400        150,220
    Storage Technology Corp.*........    10,100        216,342
    Western Digital Corp.*...........    38,900        248,571
                                                  ------------
                                                     4,338,359
                                                  ------------

                                        SHARES       VALUE
                                        ------       -----
COMPUTER SERVICES & SOFTWARE -- 3.6%
    Activision, Inc.*................    15,500   $    226,145
    Cisco Systems, Inc.*.............    83,900      1,099,090
    Computer Sciences Corp.*@........    12,100        416,845
    Compuware Corp.*.................    15,600         74,880
    Electronic Arts, Inc.*@..........     2,800        139,356
    Ingram Micro, Inc. Cl-A*.........    15,900        196,365
    Microsoft Corp.*@................    70,600      3,650,020
    Oracle Corp.*....................    31,000        334,800
    Take Two Interactive Software,
      Inc.*@.........................     2,400         56,376
    Tech Data Corp.*.................    10,200        274,992
                                                  ------------
                                                     6,468,869
                                                  ------------
CONGLOMERATES -- 0.8%
    3M Co.@..........................     6,700        826,110
    Philip Morris Co., Inc. .........    12,500        506,625
    Tyco International Ltd.@.........     5,900        100,772
                                                  ------------
                                                     1,433,507
                                                  ------------
CONSTRUCTION -- 1.2%
    Centex Corp. ....................    16,400        823,280
    KB Home@.........................    13,800        591,330
    Lennar Corp. ....................     3,100        159,960
    NVR, Inc.*.......................     1,600        520,800
                                                  ------------
                                                     2,095,370
                                                  ------------
CONSUMER PRODUCTS & SERVICES -- 4.7%
    American Greetings Corp.
      Cl-A*@.........................    41,600        657,280
    Black & Decker Corp. ............    17,500        750,575
    Dial Corp. ......................    16,300        332,031
    Energizer Holdings, Inc.*........    24,000        669,600
    Fortune Brands, Inc.@............    17,600        818,576
    Johnson & Johnson Co. ...........    50,800      2,728,468
    Procter & Gamble Co. ............    20,800      1,787,552
    Rent-A-Center, Inc.*.............    13,300        664,335
                                                  ------------
                                                     8,408,417
                                                  ------------
CONTAINERS & PACKAGING -- 0.2%
    Ball Corp. ......................     1,800         92,142
    Pactiv Corp.*....................     3,800         83,068
    Smurfit-Stone Container
      Corp.*@........................    10,600        163,145
                                                  ------------
                                                       338,355
                                                  ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 2.5%
    Anixter International, Inc.*.....     8,800        204,600
    Arrow Electronics, Inc.*.........    13,100        167,549
    Avnet, Inc.@.....................    49,800        539,334
    Eastman Kodak Co.@...............    30,800      1,079,232
    General Electric Co. ............    88,800      2,162,280
    Solectron Corp.*@................    60,200        213,710
    Vishay Intertechnology, Inc.*@...    14,600        163,228
                                                  ------------
                                                     4,529,933
                                                  ------------

                                       124
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SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                        SHARES       VALUE
                                        ------       -----
ENTERTAINMENT & LEISURE -- 1.1%
    AOL Time Warner, Inc.*...........    43,750   $    573,125
    Viacom, Inc. Cl-B*...............    33,500      1,365,460
                                                  ------------
                                                     1,938,585
                                                  ------------
FINANCIAL-BANK & TRUST -- 4.5%
    Bank of America Corp. ...........    39,800      2,768,886
    First Tennessee National
      Corp. .........................    38,600      1,387,284
    New York Community Bancorp,
      Inc.@..........................     4,600        132,848
    U.S. Bancorp.....................    39,100        829,702
    UnionBanCal Corp. ...............    19,300        757,911
    Wachovia Corp. ..................    48,500      1,767,340
    Wells Fargo & Co. ...............     9,100        426,517
                                                  ------------
                                                     8,070,488
                                                  ------------
FINANCIAL SERVICES -- 5.2%
    American Express Co. ............    16,900        597,415
    Bear Stearns Companies, Inc.@....    11,100        659,340
    Capital One Financial Corp.@.....    11,600        344,752
    Citigroup, Inc.@.................    59,888      2,107,459
    Fannie Mae.......................    25,300      1,627,549
    Freddie Mac......................     8,500        501,925
    H&R Block, Inc.@.................    25,400      1,021,080
    Household International, Inc.@...    19,100        531,171
    John Hancock Financial Services,
      Inc. ..........................    36,000      1,004,400
    MBNA Corp. ......................       200          3,804
    Merrill Lynch & Co., Inc.@.......    20,900        793,155
    Washington Mutual, Inc. .........     1,100         37,983
                                                  ------------
                                                     9,230,033
                                                  ------------
FOOD -- 2.0%
    Archer Daniels Midland Co. ......    27,670        343,108
    Chiquita Brands International,
      Inc.*..........................     8,000        106,080
    ConAgra Foods, Inc.@.............    40,500      1,012,905
    Dean Foods Co.*..................     3,100        115,010
    Interstate Bakeries Corp. .......     6,600        100,650
    SUPERVALU, Inc. .................     5,000         82,550
    Tyson Foods, Inc. ...............    39,000        437,580
    Unilever NV NY Reg. .............     4,600        283,866
    Winn-Dixie Stores, Inc.@.........    69,200      1,057,376
                                                  ------------
                                                     3,539,125
                                                  ------------
HEALTHCARE SERVICES -- 0.5%
    Oxford Health Plans, Inc.*@......    20,505        747,407
    Quintiles Transnational Corp.*...     9,000        108,900
    WellPoint Health Networks,
      Inc.*..........................     1,000         71,160
                                                  ------------
                                                       927,467
                                                  ------------
INDUSTRIAL PRODUCTS -- 0.1%
    Carlisle Companies, Inc. ........       800         33,104
    SPX Corp.*.......................     3,500        131,075
                                                  ------------
                                                       164,179
                                                  ------------

                                        SHARES       VALUE
                                        ------       -----
INSURANCE -- 4.7%
    American International Group,
      Inc.@..........................    12,500   $    723,125
    AmerUs Group Co. ................     4,900        138,523
    CIGNA Corp. .....................    16,100        662,032
    Fidelity National Financial,
      Inc. ..........................    52,492      1,723,312
    First American Corp. ............    53,600      1,189,920
    MetLife, Inc.@...................    19,600        529,984
    Odyssey Re Holdings Corp. .......     9,700        171,690
    Old Republic International
      Corp. .........................    21,900        613,200
    Principal Financial Group,
      Inc. ..........................    20,800        626,704
    Protective Life Corp. ...........    42,600      1,172,352
    The Progressive Corp. ...........     1,000         49,630
    UnumProvident Corp. .............    50,800        891,032
                                                  ------------
                                                     8,491,504
                                                  ------------
INTERNET SERVICES -- 0.5%
    Checkfree Corp.*@................     1,200         19,201
    GTECH Holdings Corp.*@...........    34,200        952,812
                                                  ------------
                                                       972,013
                                                  ------------
MACHINERY & EQUIPMENT -- 0.1%
    AGCO Corp. ......................       800         17,680
    Lennox International, Inc. ......    14,400        180,720
                                                  ------------
                                                       198,400
                                                  ------------
MEDICAL SUPPLIES & EQUIPMENT -- 1.9%
    AmerisourceBergen Corp.@.........     5,400        293,274
    Amgen, Inc.*@....................    23,788      1,149,912
    Applera Corp.-Applied Biosytems
      Group@.........................    14,600        256,084
    Bard, (C.R.), Inc. ..............     2,700        156,600
    Fisher Scientific International,
      Inc.*..........................    20,400        613,632
    Guidant Corp.*...................    14,100        434,985
    McKesson Corp. ..................    15,800        427,074
                                                  ------------
                                                     3,331,561
                                                  ------------
METALS & MINING -- 0.2%
    Alcoa, Inc. .....................    16,700        380,426
                                                  ------------
OFFICE EQUIPMENT -- 0.4%
    IKON Office Solutions, Inc.@.....    13,200         94,380
    Xerox Corp.*@....................    79,300        638,365
                                                  ------------
                                                       732,745
                                                  ------------
OIL & GAS -- 2.5%
    Exxon Mobil Corp. ...............    69,702      2,435,388
    Kinder Morgan Energy Partners
      L.P.*..........................     2,300         80,500
    Marathon Oil Corp. ..............     6,400        136,256
    Occidental Petroleum Corp. ......    22,200        631,590
    Transocean, Inc. ................    48,000      1,113,600
                                                  ------------
                                                     4,397,334
                                                  ------------
PAPER & FOREST PRODUCTS -- 0.1%
    Georgia-Pacific Corp. ...........    12,400        200,384
                                                  ------------
PERSONAL SERVICES -- 0.0%
    Service Corp. International*.....    15,000         49,800
                                                  ------------

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SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                        SHARES       VALUE
                                        ------       -----
PHARMACEUTICALS -- 4.2%
    Chiron Corp.*@...................     5,900   $    221,840
    Endo Pharmaceuticals Holdings,
      Inc.*..........................    20,300        156,290
    Merck & Co., Inc. ...............    55,800      3,158,838
    Mylan Laboratories, Inc. ........       100          3,490
    Pfizer, Inc.@....................    97,500      2,980,575
    Pharmacia Corp. .................    12,600        526,680
    Watson Pharmaceuticals, Inc.*@...    19,200        542,784
                                                  ------------
                                                     7,590,497
                                                  ------------
PRINTING & PUBLISHING -- 0.6%
    Tribune Co. .....................    23,700      1,077,402
                                                  ------------
RAILROADS -- 0.1%
    Union Pacific Corp.@.............     3,000        179,610
                                                  ------------
REAL ESTATE -- 0.0%
    Simon Property Group, Inc.
      [REIT]@........................     1,500         51,105
                                                  ------------
RETAIL & MERCHANDISING -- 2.7%
    Claire's Stores, Inc. ...........     8,300        183,181
    Dillard's, Inc. Cl-A@............    34,900        553,514
    Federated Department Stores,
      Inc.*..........................    48,700      1,400,612
    Home Depot, Inc. ................    10,200        244,392
    Office Depot, Inc.*..............     9,800        144,648
    Penney, (J.C.) Co., Inc.@........    52,200      1,201,122
    Saks, Inc.*......................    29,000        340,460
    Wal-Mart Stores, Inc. ...........    15,400        777,854
                                                  ------------
                                                     4,845,783
                                                  ------------
SEMICONDUCTORS -- 1.5%
    Applied Materials, Inc.*@........     6,200         80,786
    ESS Technology, Inc.*............    12,600         79,254
    Intel Corp.@.....................   119,600      1,862,172
    Intersil Corp. Cl-A*.............     3,300         46,002
    LSI Logic Corp.*.................    27,400        158,098
    QLogic Corp.*@...................     4,500        155,295
    Texas Instruments, Inc. .........    26,400        396,264
                                                  ------------
                                                     2,777,871
                                                  ------------
TELECOMMUNICATIONS -- 3.4%
    Alltel Corp.@....................    16,300        831,300
    AT&T Corp.@......................    13,740        358,751
    BellSouth Corp. .................    23,100        597,597
    CenturyTel, Inc. ................     7,800        229,164
    Motorola, Inc. ..................    30,000        259,500
    Nextel Communications, Inc. Cl-
      A*@............................     3,700         42,735
    QUALCOMM, Inc.*@.................     7,600        276,564
    SBC Communications, Inc.@........    13,000        352,430
    Sprint Corp. ....................    48,973        709,129
    Verizon Communications, Inc. ....    64,198      2,487,673
                                                  ------------
                                                     6,144,843
                                                  ------------
TRANSPORTATION -- 0.0%
    FedEx Corp.@.....................     1,300         70,486
                                                  ------------

                                        SHARES       VALUE
                                        ------       -----
UTILITIES -- 1.0%
    Edison International Co.*........    85,000   $  1,007,250
    Exelon Corp. ....................     6,900        364,113
    PG&E Corp.*......................    27,300        379,470
                                                  ------------
                                                     1,750,833
                                                  ------------
TOTAL COMMON STOCK
  (Cost $115,712,597)................              103,580,292
                                                  ------------
                                         PAR
                                        (000)
                                        -----
U.S. TREASURY OBLIGATIONS -- 13.0%
    U.S. Treasury Bonds
      6.375%, 08/15/27#..............  $  3,000      3,606,798
                                                  ------------
    U.S. Treasury Notes
      1.875%, 09/30/04sec............     5,500      5,540,177
      3.25%, 08/15/07@...............     3,500      3,587,777
      3.00%, 11/15/07@...............     1,350      1,366,664
      4.75%, 11/15/08@...............     3,000      3,275,628
      4.375%, 08/15/12@..............     5,000      5,227,930
      4.00%, 11/15/12@...............       350        355,059
      5.375%, 02/15/31@..............       350        381,664
                                                  ------------
                                                    19,734,899
                                                  ------------
  (Cost $22,719,974).................               23,341,697
                                                  ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 11.7%
    Federal Home Loan Mortgage Corp.
      5.50%, 07/15/06................       850        935,130
      6.50%, 06/01/16-06/01/16.......     1,298      1,373,007
      7.00%, 06/01/14-08/01/29.......     1,201      1,273,802
                                                  ------------
                                                     3,581,939
                                                  ------------
    Federal National Mortgage Assoc.
      5.00%, 01/02/17................       700        717,363
      5.50%, 12/01/16-11/01/31.......     1,599      1,651,870
      6.00%, 08/08/07-01/01/32
        [TBA]........................     6,653      6,901,809
      6.50%, 06/18/24-01/01/32.......       882        917,002
      7.00%, 05/01/11-06/01/32.......     3,366      3,547,714
      7.50%, 03/01/27-09/01/30.......       723        767,982
                                                  ------------
                                                    14,503,740
                                                  ------------
    Government National Mortgage
      Assoc.
      6.00%, 04/15/28-05/15/28.......       347        363,203
      6.50%, 03/15/28-04/15/28.......       473        497,926
      7.00%, 12/15/27-05/15/31.......     1,400      1,484,867
      7.50%, 05/15/30................       474        506,190
      8.00%, 03/15/27................        18         20,010
      8.75%, 01/15/27-04/15/27.......        37         40,706
                                                  ------------
                                                     2,912,902
                                                  ------------
  (Cost $20,068,990).................               20,998,581
                                                  ------------

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SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                         PAR
                                        (000)        VALUE
                                        -----        -----
CORPORATE OBLIGATIONS -- 9.9%
AUTOMOBILE MANUFACTURERS -- 0.1%
    Ford Motor Co.
      7.45%, 07/16/31................  $    300   $    261,663
                                                  ------------
AUTOMOTIVE PARTS -- 0.3%
    TRW, Inc.
      8.75%, 05/15/06................       450        514,566
                                                  ------------
BROADCASTING -- 0.2%
    News America Holdings Corp.
      8.25%, 08/10/18................       250        274,601
                                                  ------------
CABLE TELEVISION -- 0.2%
    Comcast Cable Communications
      Corp.
      8.375%, 05/01/07...............       350        393,118
                                                  ------------
CONGLOMERATES -- 0.1%
    Tyco International Group SA
      6.125%, 01/15/09...............       250        234,095
                                                  ------------
CONSUMER PRODUCTS & SERVICES -- 0.2%
    Dial Corp.
      7.00%, 08/15/06................       400        441,654
                                                  ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 0.6%
    Dominion Resources, Inc.
      6.00%, 01/31/03................     1,000      1,001,934
                                                  ------------
ENTERTAINMENT & LEISURE -- 0.2%
    AOL Time Warner, Inc.
      7.625%, 04/15/31...............       300        309,424
                                                  ------------
ENVIRONMENTAL SERVICES -- 0.5%
    Waste Management, Inc.
      7.00%, 10/15/06................       400        426,254
      7.75%, 05/15/32 144A...........       400        431,060
                                                  ------------
                                                       857,314
                                                  ------------
FINANCIAL-BANK & TRUST -- 1.5%
    Bank of America Corp.
      6.625%, 06/15/04...............       800        853,876
      5.25%, 02/01/07................       800        862,317
    First Union National Bank
      7.80%, 08/18/10................       500        604,522
    Goldman Sachs Group, Inc.
      5.70%, 09/01/12................       400        416,790
                                                  ------------
                                                     2,737,505
                                                  ------------
FINANCIAL SERVICES -- 1.8%
    American General Finance
      4.50%, 11/15/07................       300        309,198
    Citigroup, Inc.
      4.125%, 06/30/05...............       900        938,233
    Countrywide Financial Corp.
      4.25%, 12/19/07................       350        354,627
    Ford Motor Credit Corp.
      7.50%, 03/15/05................       400        408,310

                                         PAR
                                        (000)        VALUE
                                        -----        -----
    General Electric Capital Corp.
      4.25%, 01/15/08................  $    300   $    308,013
      6.00%, 06/15/12................       500        540,818
    General Motors Acceptance Corp.
      7.125%, 05/01/03...............       100        101,325
      6.875%, 09/15/11...............       300        299,662
                                                  ------------
                                                     3,260,186
                                                  ------------
MEDICAL SUPPLIES & EQUIPMENT -- 0.3%
  Beckman Coulter, Inc.
    7.45%, 03/04/08..................       400        449,680
                                                  ------------
MISCELLANEOUS -- 1.6%
    Lehman Brothers, Inc. Targeted
      Return Index (TRAINS)
      Securities Trust Series 10-2002
        6.829%, 01/22/08 144A........     1,314      1,452,106
    Morgan Stanley & Co., Inc. Traded
      Custody Receipts
      Series 2002-2 [TRCRS]
        7.252%, 03/01/32 144A........     1,173      1,362,665
                                                  ------------
                                                     2,814,771
                                                  ------------
OIL & GAS -- 0.7%
    Anadarko Petroleum Corp.
      7.95%, 04/15/29................       250        303,906
    Burlington Resources, Inc.
      6.50%, 12/01/11................       200        223,235
    Constellation Energy
      7.00%, 04/01/12................       400        421,119
    Pemex Project Funding Master
      Trust Series
      7.375%, 12/15/14 144A..........       250        256,875
                                                  ------------
                                                     1,205,135
                                                  ------------
RESTAURANTS -- 0.4%
    Tricon Global Restaurants, Inc.
      8.875%, 04/15/11...............       650        708,500
                                                  ------------
RETAIL & MERCHANDISING -- 0.3%
    Kohls Corp.
      6.00%, 01/15/33................       350        353,084
    Sears, Roebuck & Co.
      6.25%, 01/15/04................       200        199,251
                                                  ------------
                                                       552,335
                                                  ------------
TELECOMMUNICATIONS -- 0.2%
    AT&T Broadband Corp.
      8.375%, 03/15/13...............        48         54,640
    AT&T Corp.
      6.00%, 03/15/09................         5          5,001
    Cox Communications, Inc. Cl-A
      6.75%, 03/15/11................       350        377,189
                                                  ------------
                                                       436,830
                                                  ------------

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SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                         PAR
                                        (000)        VALUE
                                        -----        -----
UTILITIES -- 0.7%
    Calpine Corp.
      8.25%, 08/15/05@...............  $    750   $    363,750
    Cilcorp, Inc.
      8.70%, 10/15/09................       350        393,720
    Pepco Holdings, Inc.
      6.45%, 08/15/12 144A...........       450        477,374
                                                  ------------
                                                     1,234,844
                                                  ------------
TOTAL CORPORATE OBLIGATIONS
  (Cost $17,152,637).................               17,688,155
                                                  ------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 2.7%
    Chase Mortgage Finance Corp.
      Series 2001-S3 Cl-A1
      6.50%, 07/25/16................       447        460,834
    Commercial Mortgage Acceptance
      Corp. Series 1998-C2 Cl-X
      1.063%, 09/15/30 [IO]..........     8,311        417,422
    Credit-Based Asset Servicing and
      Securitization
      Series 2001-CB2 Cl-A2F
      5.974%, 07/25/05...............     1,000      1,032,508
    DLJ Commercial Mortgage Corp.
      Series 2000-CKP1 Cl-S
      1.092%, 10/10/10 [IO]..........     7,655        475,624
    First Union National Bank
      Commercial Mortgage Series
      2002-C1 Cl-A2
      6.141%, 02/12/34...............       800        885,733
    GMAC Commercial Mortgage
      Securities, Inc. Series 2002-C2
      Cl-A1
      4.321%, 03/15/07...............       610        634,572
    J.P. Morgan Chase Commercial
      Mortgage Corp. Series 2002-Fl1A
      Cl-A2
      1.86%, 02/14/14 144A...........       650        649,818
    Morgan Stanley Capital I Series
      1998-WF1 Cl-A1
      6.25%, 07/15/07................       105        111,446
    NationsLink Funding Corp. Series
      1998-2 Cl-A1
      6.00%, 11/20/07................       140        150,145
                                                  ------------
    (Cost $4,613,565)................                4,818,102
                                                  ------------
ASSET BACKED SECURITIES -- 1.9%
    AmeriCredit Automobile
      Receivables Trust
      Series 1999-D Cl-A3
      7.02%, 12/12/05................       533        548,548
    CIT RV Trust
      Series 1998-A Cl-A4
      6.09%, 02/15/12................       256        264,829

                                         PAR
                                        (000)        VALUE
                                        -----        -----
    CPL Transition Funding LLC Series
      2002-1 Cl-A4
      5.96%, 07/15/15................  $  1,050   $  1,159,805
    Ford Credit Auto Owner Trust
      Series 2002-A Cl-B
      4.79%, 11/15/06................       350        364,813
    Long Beach Assets Holdings Corp.
      Series 2002-2
      8.50%, 07/25/32 144A...........       374        375,055
    Onyx Acceptance Auto Trust Series
      2002-A Cl-A4
      13.61%, 10/20/08...............       189        188,333
    Peco Energy Transition Trust
      Series 1999-A Cl-A6
      6.05%, 03/01/09................       500        552,515
                                                  ------------
    (Cost $3,243,545)................                3,453,898
                                                  ------------
                                       SHARES
                                       ------
EXCHANGE TRADED FUNDS -- 0.7%
REGISTERED INVESTMENT COMPANIES
    Ishares GS Investop Corporate
      Bond Fund*
    (Cost $1,181,495)................    11,000      1,206,590
                                                  ------------
                                         PAR
                                        (000)
                                        -----
SOVEREIGN ISSUES -- 0.4%
CANADA
    Province of Ontario
      3.50%, 09/17/07@
    (Cost $696,185)..................  $    700        712,007
                                                  ------------
                                       PRINCIPAL
                                       IN LOCAL
                                       CURRENCY
                                         (000)
                                       ---------
FOREIGN BONDS -- 0.2%
PAPER & FOREST PRODUCTS
    Norske Skogindustrier -- (NOK)
      7.625%, 10/15/11 144A
    (Cost $304,870)..................       300         330,349
                                                   ------------

AST AMERICAN CENTURY STRATEGIC BALANCED PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                          PAR
                                         (000)        VALUE
                                         -----        -----
SHORT-TERM INVESTMENTS -- 2.0%
U.S. GOVERNMENT AGENCY OBLIGATIONS
    Federal Home Loan Bank
      0.75%, 01/02/03
      (Cost $3,499,927)..............  $  3,500    $  3,499,927
                                                   ------------
TOTAL INVESTMENTS -- 100.1%
  (Cost $189,193,785)................               179,629,598
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- (0.1%)...................                  (261,433)
                                                   ------------
NET ASSETS -- 100.0%.................              $179,368,165
                                                   ============

Cash of $71,250 has been segregated with the custodian to cover requirements for the following open futures contracts at December 31, 2002:

                       EXPIRATION    NUMBER OF     UNREALIZED
DESCRIPTION              MONTH       CONTRACTS    DEPRECIATION
--------------------------------------------------------------
S&P 500..............    03/03           5          $(20,963)
                                                    =======

--------------------------------------------------------------------------------

Definitions of abbreviations and annotations are included following the Schedules of Investments.

See Notes to Financial Statements.

AST GABELLI SMALL-CAP VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                        SHARES       VALUE
                                        ------       -----
COMMON STOCK -- 90.3%
ADVERTISING -- 0.1%
    Interep National Radio Sales,
      Inc.*...........................   45,500   $    106,015
    Penton Media, Inc.*...............  300,000        204,000
                                                  ------------
                                                       310,015
                                                  ------------
AEROSPACE -- 1.0%
    Alliant Techsystems, Inc.*@.......    5,790        361,007
    Curtiss-Wright Corp. Cl-B.........   35,000      2,180,500
    Fairchild Corp. Cl-A*.............  295,300      1,464,688
    Orbital Science Corp. Warrants*...      482            713
    Sequa Corp. Cl-A*.................   23,000        899,530
    Sequa Corp. Cl-B*.................    6,500        290,875
                                                  ------------
                                                     5,197,313
                                                  ------------
AIRLINES -- 0.2%
    Midwest Express Holdings, Inc.*...  100,000        535,000
    Northwest Airlines Corp.*.........   62,330        457,502
                                                  ------------
                                                       992,502
                                                  ------------
AUTOMOBILE MANUFACTURERS -- 0.4%
    Monaco Coach Corp.*...............    1,000         16,550
    Navistar International Corp.*@....   85,000      2,066,350
    Thor Industries, Inc. ............    4,000        137,720
                                                  ------------
                                                     2,220,620
                                                  ------------
AUTOMOTIVE PARTS -- 2.1%
    BorgWarner, Inc.@.................   33,000      1,663,860
    Cooper Tire & Rubber Co. .........   58,000        889,720
    Dana Corp. .......................  100,000      1,176,000
    Federal-Mogul Corp.*@.............   80,000         17,600
    Midas, Inc. ......................   85,000        546,550
    Myers Industries, Inc. ...........  292,000      3,124,400
    Raytech Corp.*....................   40,000        228,000
    Standard Motor Products, Inc. ....  133,600      1,736,800
    TBC Corp.*........................   70,000        840,700
    Transpro, Inc.*...................   14,200         79,520
                                                  ------------
                                                    10,303,150
                                                  ------------
BEVERAGES -- 1.3%
    Boston Beer Co., Inc. Cl-A*.......   24,500        350,350
    PepsiAmericas, Inc. ..............  380,000      5,103,400
    Robert Mondavi Corp. Cl-A*........   30,400        942,400
                                                  ------------
                                                     6,396,150
                                                  ------------
BROADCASTING -- 7.2%
    Beasley Broadcast Group, Inc.*....  178,000      2,128,880
    Clear Channel Communications,
      Inc.* ..........................   14,910        555,994
    Crown Media Holdings, Inc.*.......  274,300        619,918
    Fisher Companies, Inc. ...........   70,500      3,716,760
    Granite Broadcasting Corp.*.......  297,000        608,850
    Gray Television, Inc. Cl-A........   28,000        331,800
    Gray Television, Inc. Cl-B........  198,000      1,930,500
    Grupo Televisa SA [ADR]*..........   19,000        530,670
    Media General, Inc. CL-A..........  146,300      8,770,686

                                        SHARES       VALUE
                                        ------       -----
    News Corp. Ltd. [ADR]@............   51,000   $  1,155,150
    Paxson Communications Corp.*......  420,400        866,024
    Saga Communications, Inc. Cl-A*...  118,750      2,256,250
    Salem Communications Corp.
      Cl-A*...........................   70,000      1,747,900
    SBS Broadcasting SA NY Reg.*......   45,300        657,801
    Scripps, (E.W.) Co. Cl-A..........   47,000      3,616,650
    Sinclair Broadcast Group, Inc.*...  381,400      4,435,682
    Spanish Broadcasting Systems, Inc.
      Cl-A*...........................   50,000        360,000
    The Liberty Corp. ................   35,000      1,358,000
    UnitedGlobalCom, Inc. Cl-A*.......  275,000        660,000
                                                  ------------
                                                    36,307,515
                                                  ------------
BUILDING MATERIALS -- 2.8%
    Apogee Enterprises, Inc. .........   61,460        550,128
    Fedders Corp. ....................  232,700        658,541
    Florida Rock Industries, Inc. ....    5,000        190,250
    Gibraltar Steel Corp. ............   90,000      1,713,600
    Hughes Supply, Inc. ..............    1,000         27,320
    Lone Star Technologies, Inc.*.....   46,000        684,940
    Modine Manufacturing Co. .........  233,000      4,119,440
    Skyline Corp. ....................   60,000      1,770,000
    Texas Industries, Inc. ...........   23,140        562,302
    Thomas Industries, Inc. ..........  144,000      3,752,640
                                                  ------------
                                                    14,029,161
                                                  ------------
BUSINESS SERVICES -- 0.8%
    Companie Generale de Geophysique
      SA [ADR]*.......................   41,000        139,400
    Edgewater Technology, Inc.*.......  399,700      1,886,583
    GP Strategies Corp.*..............   25,000        126,250
    Insurance Auto Auctions, Inc.*....   35,450        588,116
    Kroll, Inc.*......................   16,000        305,280
    New England Business Service,
      Inc. ...........................   12,000        292,800
    Professional Staff PLC [ADR]*.....  109,600        219,200
    UniFirst Corp. ...................    5,000        101,000
    Viad Corp. .......................   17,130        382,856
                                                  ------------
                                                     4,041,485
                                                  ------------
CABLE TELEVISION -- 2.2%
    Cablevision Systems NY Group
      Cl-A*@..........................  475,000      7,951,500
    Classic Communications, Inc.*.....   14,000             28
    Rogers Communications, Inc.
      Cl-B*...........................   55,000        515,900
    Young Broadcasting, Inc. Cl-A*....  186,700      2,458,839
                                                  ------------
                                                    10,926,267
                                                  ------------
CHEMICALS -- 4.9%
    A. Schulman, Inc.@ ...............   58,000      1,079,380
    Airgas, Inc.*.....................    2,000         34,500
    Albemarle Corp. ..................  120,000      3,414,000
    Arch Chemicals, Inc. .............  160,000      2,920,000
    Cytec Industries, Inc.*...........   35,470        967,622
    Ethyl Corp.*......................   20,000        129,800
    Ferro Corp. ......................  180,000      4,397,399
    Fuller, (H.B.) Co. ...............   34,260        886,649

AST GABELLI SMALL-CAP VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                        SHARES       VALUE
                                        ------       -----
    Great Lakes Chemical Corp.@.......  150,000   $  3,582,000
    Hercules, Inc.*...................  434,200      3,820,960
    MacDermid, Inc. ..................   72,000      1,645,200
    Omnova Solutions, Inc.*...........  116,200        468,286
    Penford Corp. ....................   31,150        438,904
    TETRA Technologies, Inc.*.........   40,000        854,800
                                                  ------------
                                                    24,639,500
                                                  ------------
CLOTHING & APPAREL -- 0.5%
    Dan River, Inc. Cl-A*.............  118,000        324,500
    Hartmarx Corp.*...................  350,000        854,000
    Unifi, Inc.*......................   20,000        105,000
    Wolverine World Wide, Inc. .......   65,000        982,150
                                                  ------------
                                                     2,265,650
                                                  ------------
COMPUTER SERVICES & SOFTWARE -- 0.6%
    Analysts International Corp.*.....   15,000         29,700
    Baldwin Technology Co., Inc.
      Cl-A*...........................   55,000         24,200
    BNS Co.*..........................  100,000        251,000
    CompuCom Systems, Inc.*...........   60,000        336,600
    Intergraph Corp.*.................   46,780        830,813
    Progress Software Co.*............   22,000        284,900
    SPSS, Inc.*.......................   20,000        279,800
    StarTek, Inc.*....................   20,000        552,000
    Storage Networks, Inc.*...........  260,000        301,600
    Xanser Corp.*.....................   60,000         94,800
                                                  ------------
                                                     2,985,413
                                                  ------------
CONGLOMERATES -- 0.5%
    Cendant Corp.*@...................  170,000      1,781,600
    Park Ohio Holdings Corp*..........   20,500         85,280
    Pittston Brink's Group............   42,250        780,780
    Tredegar Industries...............    5,000         75,000
                                                  ------------
                                                     2,722,660
                                                  ------------
CONSTRUCTION -- 2.1%
    Fleetwood Enterprises, Inc.*@.....   70,000        549,500
    Insituform Technologies, Inc.
      Cl-A*...........................   32,000        545,600
    KB Home@..........................    1,000         42,850
    Nortek Holdings, Inc.*............  201,500      9,218,625
                                                  ------------
                                                    10,356,575
                                                  ------------
CONSUMER PRODUCTS & SERVICES -- 6.0%
    Aaron Rents, Inc. Cl-A............   51,000      1,167,900
    Aaron Rents, Inc. Cl-B............  159,000      3,478,920
    Alberto Culver Co. Cl-B...........   20,580        999,982
    ANC Rental Corp.*@................   20,000          1,000
    Aviall, Inc.*.....................   70,000        563,500
    Bowlin Travel Centers, Inc.*......    8,000         12,240
    Brown-Forman Corp. Cl-A...........   36,500      2,445,500
    Brunswick Corp. ..................   41,270        819,622
    Chemed Corp. .....................   73,000      2,580,550
    Church and Dwight Co., Inc.@......   73,720      2,243,300
    Culp, Inc.*.......................   50,000        425,000
    Dial Corp. .......................   25,000        509,250

                                        SHARES       VALUE
                                        ------       -----
    Dollar Thrifty Automotive Group,
      Inc.* ..........................   51,100   $  1,080,765
    Eagle Supply Group, Inc.*.........    7,000          6,860
    Elizabeth Arden, Inc.*............  100,000      1,480,000
    Energizer Holdings, Inc.*.........   65,000      1,813,500
    Fortune Brands, Inc.@.............    8,000        372,080
    GC Companies, Inc.*...............  103,000         21,115
    Hasbro, Inc. .....................   78,480        906,444
    Jarden Corp.*.....................    1,500         35,805
    Keane, Inc.*......................   15,000        134,850
    National Presto Industries,
      Inc. ...........................   22,000        646,360
    Oil-Dri Corp. of America..........  105,000        895,650
    Packaged Ice, Inc.*...............  300,000        315,000
    Revlon, Inc. Cl-A*@...............   10,000         30,600
    Rollins, Inc. ....................  207,200      5,273,240
    ServiceMaster Co. ................   66,870        742,257
    The Scotts Co.*...................    5,000        245,200
    WD-40 Co. ........................   20,000        528,400
    Weider Nutrition International,
      Inc. ...........................  172,000        249,400
                                                  ------------
                                                    30,024,290
                                                  ------------
CONTAINERS & PACKAGING -- 1.0%
    Crown Cork & Seal Co., Inc.*......   90,000        715,500
    Greif Brothers Corp. Cl-A.........   70,000      1,666,000
    Greif Brothers Corp. Cl-B.........    5,200        139,490
    Packaging Dynamics Corp.* ........   60,000        396,000
    Pactiv Corp.*.....................   85,000      1,858,100
                                                  ------------
                                                     4,775,090
                                                  ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 5.7%
    Agere Systems, Inc. Cl-A*.........  650,000        936,000
    Agere Systems, Inc. Cl-B*.........   90,000        126,000
    AMETEK, Inc. .....................   35,000      1,347,150
    Baldor Electric Co. ..............  160,000      3,160,000
    BMC Industries, Inc. .............  150,540        236,348
    C & D Technologies, Inc. .........    4,000         70,680
    Cooper Industries Ltd. Cl-A.......   25,000        911,250
    CTS Corp. ........................  135,000      1,046,250
    Electro Rental Corp.*.............  211,800      2,567,228
    ESCO Technologies, Inc.*..........    1,500         55,500
    FARGO Electronics, Inc.*..........   22,000        191,840
    FLIR Systems, Inc.*@..............    2,000         97,600
    Franklin Electric Co., Inc. ......   28,000      1,344,280
    GrafTech International Ltd.*......   20,000        119,200
    Katy Industries, Inc.*............  117,100        402,824
    Lamson & Sessions Co.*............  210,500        677,810
    Landauer, Inc. ...................   50,000      1,737,500
    Lecroy Corp.*.....................   11,000        122,100
    Littelfuse, Inc.*.................   70,000      1,180,200
    Magnetek, Inc.*...................  100,000        444,000
    Methode Electronics, Inc. Cl-A....   98,000      1,075,060
    Park Electrochemical Corp. .......   25,000        480,000
    Parker-Hannifin Corp. ............   10,000        461,300
    Pentair, Inc. ....................   41,850      1,445,918
    Pioneer-Standard Electronics,
      Inc. ...........................   35,000        321,300

AST GABELLI SMALL-CAP VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                        SHARES       VALUE
                                        ------       -----
    Rockwell Automation, Inc. ........   50,000   $  1,035,500
    SL Industries, Inc.*..............    7,000         37,100
    Thomas & Betts Corp.*.............  390,000      6,590,999
    Woodward Governor Co. ............    9,500        413,250
                                                  ------------
                                                    28,634,187
                                                  ------------
ENTERTAINMENT & LEISURE -- 2.6%
    Canterbury Park Holding Corp. ....    2,500         33,175
    Churchill Downs, Inc. ............   15,000        572,700
    Dover Downs Gaming &
      Entertainment, Inc. ............  130,000      1,181,700
    Dover Motorsports, Inc. ..........  154,300        717,495
    Gaylord Entertainment Co. Cl-A*...  157,610      3,246,766
    Gemstar-TV Guide International,
      Inc.* ..........................  300,000        975,000
    Magna Entertainment Corp.*@.......  248,000      1,537,600
    Metro-Goldwyn-Mayer, Inc.*........  100,000      1,300,000
    Pinnacle Entertainment, Inc.*.....    4,000         27,720
    Six Flags, Inc.*..................  275,000      1,570,250
    Station Casinos, Inc.*@...........   27,140        480,378
    The Topps Co., Inc.*..............   70,000        609,000
    World Wrestling Entertainment,
      Inc.* ..........................  125,000      1,006,250
                                                  ------------
                                                    13,258,034
                                                  ------------
ENVIRONMENTAL SERVICES -- 1.1%
    Allied Waste Industries, Inc.*....  180,000      1,800,000
    Catalytica Energy Systems,
      Inc.*...........................   30,000         82,800
    CUNO, Inc.*.......................    5,000        165,600
    Met-Pro Corp. ....................    4,000         57,920
    Newpark Resources, Inc.*..........  200,000        870,000
    Republic Services, Inc.*@.........  100,000      2,098,000
    Waste Connections, Inc.*@.........   15,000        579,150
    Waterlink, Inc.*..................   10,000            800
                                                  ------------
                                                     5,654,270
                                                  ------------
EQUIPMENT SERVICES -- 0.2%
    Gerber Scientific, Inc.*..........  170,000        690,200
    Industrial Distribution Group,
      Inc.*...........................  175,000        539,000
                                                  ------------
                                                     1,229,200
                                                  ------------
FARMING & AGRICULTURE -- 0.1%
    Delta & Pine Land Co. ............   31,520        643,323
                                                  ------------
FINANCIAL - BANK & TRUST -- 1.8%
    Community First Bankshares,
      Inc. ...........................  120,000      3,175,200
    Crazy Woman Creek Bancorp,
      Inc. ...........................    9,500        119,985
    First Republic Bank*..............   58,000      1,159,420
    Hibernia Corp. Cl-A...............   50,000        963,000
    Silicon Valley Bancshares*@.......   90,000      1,642,500
    Southwest Bancorporation of Texas,
      Inc.*...........................   34,000        979,540
    TCF Financial Corp. ..............   21,070        920,548
                                                  ------------
                                                     8,960,193
                                                  ------------

                                        SHARES       VALUE
                                        ------       -----
FINANCIAL SERVICES -- 0.8%
    BKF Capital Group, Inc.*..........  100,000   $  1,765,000
    CIT Group, Inc.@..................   56,000      1,097,600
    Countrywide Financial Corp.@......   10,000        516,500
    Interactive Data Corp.*...........   11,000        151,250
    Triad Guaranty, Inc.*.............    8,000        294,880
                                                  ------------
                                                     3,825,230
                                                  ------------
FOOD -- 5.7%
    Corn Products International,
      Inc.............................  160,000      4,820,800
    Del Monte Foods Co.*..............  400,500      3,083,850
    Flowers Foods, Inc. ..............  225,000      4,389,750
    Hain Celestial Group, Inc.*.......   30,000        456,000
    Ingles Markets, Inc. Cl-A.........  111,000      1,306,359
    International Multifoods
      Corp.* .........................  140,000      2,966,600
    Interstate Bakeries Corp..........   95,000      1,448,750
    J&J Snack Foods Corp.*............    2,000         71,420
    John B. Sanfillippo & Sons,
      Inc.*...........................   10,000        100,700
    Performance Food Group Co.*@......   20,000        679,180
    Ralcorp Holdings, Inc.*...........   10,000        251,400
    Sensient Technologies Corp........  158,000      3,550,260
    Suprema Specialties, Inc.*+@......    1,000             20
    The J.M. Smucker Co. .............   40,000      1,592,400
    Twinlab Corp.*....................  195,000         19,500
    Weis Markets, Inc.................   95,000      2,949,750
    Wild Oats Markets, Inc.*..........   74,650        770,388
                                                  ------------
                                                    28,457,127
                                                  ------------
FURNITURE -- 0.1%
    Stanley Furniture Co., Inc.* .....   30,000        697,500
                                                  ------------
HEALTHCARE SERVICES -- 0.1%
    Apria Healthcare Group, Inc.*.....    8,480        188,595
    Odyssey Healthcare, Inc.*.........    2,000         69,400
                                                  ------------
                                                       257,995
                                                  ------------
HOTELS & MOTELS -- 0.7%
    Aztar Corp.*......................   85,000      1,213,800
    Boca Resorts, Inc. Cl-A*..........   84,000        898,800
    Kerzner International Ltd.*.......   32,000        642,560
    La Quinta Corp.*..................  100,000        440,000
    Trump Hotels & Casino Resorts,
      Inc.* ..........................   25,000         65,000
    Wyndham International, Inc.
      Cl-A*...........................  230,000         52,900
                                                  ------------
                                                     3,313,060
                                                  ------------
INDUSTRIAL PRODUCTS -- 3.0%
    Acuity Brands, Inc. ..............   60,000        812,400
    Core Molding Technologies,
      Inc.* ..........................  130,000        143,000
    Crane Co. ........................  185,000      3,687,049
    Donaldson Co., Inc. @.............   50,000      1,800,000
    Kaman Corp. Cl-A..................  290,000      3,190,000
    National Services Industries,
      Inc.............................   55,610        399,280
    Paxar Corp.*......................   47,570        701,658
    Precision Castparts Corp. ........   40,000        970,000
    Roper Industries, Inc. ...........   63,000      2,305,800

AST GABELLI SMALL-CAP VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                        SHARES       VALUE
                                        ------       -----
    Standex International Corp. ......   22,000   $    524,480
    The Eastern Co. ..................   22,000        242,440
    TransTechnology Corp.*............   40,000        419,200
                                                  ------------
                                                    15,195,307
                                                  ------------
INSURANCE -- 1.0%
    Alleghany Corp.*..................    5,000        887,500
    Argonaut Group, Inc. .............   57,000        840,750
    CNA Financial Corp. ..............  160,000      1,256,000
    Everest Reinsurance Group Ltd. ...   15,000        829,500
    Presidential Life Corp. ..........   29,000        287,970
    ProAssurance Corp.*...............   55,000      1,155,000
                                                  ------------
                                                     5,256,720
                                                  ------------
INTERNET SERVICES -- 0.1%
    J Net Enterprises, Inc.*..........   90,000         67,500
    Oak Technology, Inc.*.............  205,300        544,045
                                                  ------------
                                                       611,545
                                                  ------------
MACHINERY & EQUIPMENT -- 5.0%
    Alamo Group, Inc. ................   12,000        147,000
    Albany International Corp. .......   19,830        409,688
    Carbo Ceramics, Inc. .............   43,000      1,449,100
    CLARCOR, Inc. ....................  139,000      4,485,530
    Flowserve Corp.*..................  205,000      3,031,950
    Gencorp, Inc. ....................  458,700      3,632,904
    Graco, Inc. ......................   42,000      1,203,300
    IDEX Corp. .......................   95,000      3,106,500
    Smith, (A.O.) Corp. ..............   97,000      2,619,970
    SPS Technologies, Inc.*...........  103,000      2,446,250
    Tennant Co. ......................   65,300      2,128,780
    Thermo Electron Corp.*@...........   30,000        603,600
                                                  ------------
                                                    25,264,572
                                                  ------------
MEDICAL SUPPLIES & EQUIPMENT -- 2.7%
    Apogent Technologies, Inc.*.......   85,000      1,768,000
    Cytyc Corp.*......................   37,940        386,988
    DENTSPLY International, Inc. .....   10,000        372,000
    Henry Schein, Inc.*...............   10,000        450,000
    INAMED Corp.*.....................   22,000        677,600
    Inverness Medical Innovations,
      Inc.*@ .........................   30,000        394,500
    Invitrogen Corp.*@................   42,000      1,314,180
    Ocular Sciences, Inc.*............   20,000        310,400
    Owens & Minor, Inc. ..............  167,500      2,750,350
    Patterson Dental Co.*.............   10,000        437,400
    Sola International, Inc.*.........   75,000        975,000
    Sybron Dental Specialties,
      Inc.*...........................  250,000      3,712,500
    Viasys Healthcare, Inc.*..........    2,000         29,780
    Young Innovations, Inc.*..........    3,000         69,810
                                                  ------------
                                                    13,648,508
                                                  ------------
METALS & MINING -- 2.2%
    Barrick Gold Corp. ...............  195,000      3,004,950
    Circor International, Inc. .......   25,000        397,500
    Layne Christensen Co.*............   60,000        492,000

                                        SHARES       VALUE
                                        ------       -----
    Material Sciences Corp.*..........  336,530   $  4,354,698
    Newmont Mining Corp.@.............   48,000      1,393,440
    Penn Virginia Corp. ..............   20,000        727,000
    TVX Gold, Inc.*...................    9,000        141,480
    WHX Corp.*@.......................   31,066         76,112
    Worthington Industries, Inc. .....   40,000        609,600
                                                  ------------
                                                    11,196,780
                                                  ------------
OFFICE EQUIPMENT -- 0.8%
    Danka Business Systems PLC
      [ADR]* .........................   56,270        239,148
    Hon Industries, Inc. .............   16,460        465,489
    Imagistics International, Inc.*...   10,000        200,000
    McGrath Rentcorp..................   82,000      1,905,679
    Nashua Corp.*.....................   91,500        803,370
    United Stationers, Inc.*..........   10,130        291,754
                                                  ------------
                                                     3,905,440
                                                  ------------
OIL & GAS -- 5.0%
    Callon Petroleum Co.*.............   64,000        214,400
    Devon Energy Corp.sec.............   47,000      2,157,300
    El Paso Corp.@....................    8,000         55,680
    EOG Resources, Inc.@..............  106,500      4,251,480
    Forest Oil Corp.*.................  110,000      3,041,500
    Key Energy Services, Inc.*........   64,910        582,243
    Kinder Morgan, Inc. ..............   42,000      1,775,340
    Nicor, Inc. ......................    5,000        170,150
    Northwest Natural Gas Co. ........   14,600        395,076
    Rowan Companies, Inc. ............  150,000      3,405,000
    Semco Energy, Inc.@...............  110,000        671,000
    Southern Union Co.*...............   46,400        765,600
    W-H Energy Services, Inc.*........   10,000        145,900
    Watts Industries, Inc. ...........  141,300      2,224,062
    XTO Energy, Inc.@.................  220,000      5,434,000
                                                  ------------
                                                    25,288,731
                                                  ------------
PAPER & FOREST PRODUCTS -- 0.5%
    Boise Cascade Corp. ..............   42,300      1,066,806
    CSS Industries, Inc.*.............   10,000        331,000
    Wausau-Mosinee Paper Corp. .......   80,000        897,600
                                                  ------------
                                                     2,295,406
                                                  ------------
PERSONAL SERVICES -- 0.4%
    Matthews International Corp.
      Cl-A............................   65,000      1,451,515
    Whitman Education Group, Inc.*....   65,000        496,600
                                                  ------------
                                                     1,948,115
                                                  ------------
PHARMACEUTICALS -- 0.2%
    Bone Care International, Inc.*....   50,000        486,500
    Corixa Corp.*.....................   55,000        351,450
                                                  ------------
                                                       837,950
                                                  ------------
PRINTING & PUBLISHING -- 2.7%
    Bowne & Co., Inc. ................   48,710        582,085
    Hollinger International, Inc. ....   90,820        922,731
    Journal Register Co.*.............  216,000      3,840,480

AST GABELLI SMALL-CAP VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                        SHARES       VALUE
                                        ------       -----
    Lee Enterprises, Inc. ............   30,000   $  1,005,600
    Martha Stewart Living Omnimedia,
      Inc.*...........................    8,000         78,960
    McClatchy Co. ....................   12,000        680,760
    Nelson, (Thomas), Inc.*...........   40,000        400,800
    PRIMEDIA, Inc.*...................  554,600      1,142,476
    Pulitzer, Inc.....................   98,000      4,405,100
    Scholastic Corp.*@................   12,160        437,152
                                                  ------------
                                                    13,496,144
                                                  ------------
REAL ESTATE -- 0.9%
    Glenborough Realty Trust, Inc.
      [REIT]..........................   85,000      1,514,700
    Griffin Land & Nurseries Co.*.....   45,000        652,050
    Innkeepers USA Trust [REIT].......  100,000        766,000
    Sun Communities, Inc. [REIT]......   40,000      1,462,800
                                                  ------------
                                                     4,395,550
                                                  ------------
REGISTERED INVESTMENT COMPANIES -- 0.2%
    First Financial Fund, Inc.**......   74,000        981,980
                                                  ------------
RESTAURANTS -- 1.0%
    IHOP Corp.*.......................   12,440        298,560
    RARE Hospitality International,
      Inc.* ..........................   10,000        276,200
    Ruby Tuesday, Inc.................   10,000        172,900
    The Steak 'n Shake Co.*...........  220,000      2,200,000
    Triarc Companies, Inc.*...........   78,840      2,068,762
                                                  ------------
                                                     5,016,422
                                                  ------------
RETAIL & MERCHANDISING -- 1.4%
    Blockbuster, Inc. Cl-A@...........   15,000        183,750
    Bon-Ton Stores, Inc.*.............   52,600        205,666
    Casey's General Stores, Inc.......   15,000        183,150
    Dillard's, Inc. Cl-A..............   20,190        320,213
    Fred's, Inc. .....................   28,000        719,600
    Goody's Family Clothing, Inc.*....   30,000        133,200
    Hancock Fabrics, Inc..............    8,000        122,000
    Office Depot, Inc.*...............   35,070        517,633
    School Specialty, Inc.*...........    5,000         99,900
    Stein Mart, Inc.*.................   20,000        122,000
    The Neiman Marcus Group, Inc.
      Cl-A*@..........................  105,000      3,190,951
    The Sports Authority, Inc.*.......   40,010        280,070
    United Auto Group, Inc.*..........   63,000        785,610
                                                  ------------
                                                     6,863,743
                                                  ------------
SEMICONDUCTORS -- 0.5%
    Axcelis Technologies Inc*.........  361,510      2,027,710
    MKS Instruments, Inc.*............   22,000        361,460
    Mykrolis Corp.*...................   40,000        292,000
                                                  ------------
                                                     2,681,170
                                                  ------------
TELECOMMUNICATIONS -- 3.2%
    Acme Communications, Inc.*........  177,700      1,416,269
    Airgate PCS, Inc.*................   20,000         12,400
    Allen Telecom, Inc.*..............  100,000        947,000

                                        SHARES       VALUE
                                        ------       -----
    AO VimpelCom [ADR]*@..............   46,000   $  1,472,460
    BroadWing, Inc.*..................  350,000      1,232,000
    Centennial Communications,
      Inc.*...........................   70,000        182,700
    Citizens Communications Co.*......   45,000        474,750
    Commonwealth Telephone
      Enterprises, Inc.*..............   95,000      3,404,800
    Commonwealth Telephone
      Enterprises, Inc. Cl-B*.........   17,000        624,750
    D & E Communications, Inc.........   90,348        755,309
    Dobson Communications Corp.*......   46,000        101,660
    General Communication, Inc.*......   80,000        536,800
    Leap Wireless International,
      Inc.*@..........................   50,000          7,500
    Loral Space & Communications
      Ltd.* ..........................  400,000        172,000
    Nextel Communications, Inc.
      Cl-A*@ .........................  120,000      1,386,000
    Nextel Partners, Inc.*............   30,000        182,100
    Pegasus Communications Corp.*.....  180,000        235,800
    Plantronics, Inc.*@...............    5,000         75,650
    Rogers Wireless Communications,
      Inc. Cl-B*......................   75,000        660,000
    Rural Cellular Corp.*.............  140,000        119,000
    Sycamore Networks, Inc.*..........  352,000      1,017,280
    Telephone & Data Systems, Inc. ...    4,000        188,080
    Triton PCS Holdings, Inc.*........   18,000         70,740
    Western Wireless Corp. Cl-A*......  115,000        609,500
    Williams Communications Group,
      Inc.* ..........................   40,000              0
                                                  ------------
                                                    15,884,548
                                                  ------------
TRANSPORTATION -- 0.9%
    GATX Corp.@.......................  100,000      2,282,000
    Hub Group, Inc. Cl-A*.............   30,000        144,000
    Landstar Systems, Inc.*...........    1,000         58,360
    Ryder System, Inc. ...............   80,000      1,795,200
                                                  ------------
                                                     4,279,560
                                                  ------------
UTILITIES -- 6.0%
    Allegheny Energy, Inc. ...........   50,000        378,000
    Allete Corp. .....................   46,140      1,046,455
    Alliant Energy Corp. .............   30,000        496,500
    American States Water Co. ........    5,000        115,750
    Aquila, Inc. .....................  330,000        584,100
    Artesian Resources Corp. Cl-A.....      300          8,895
    Atmosphere Energy Corp. ..........   31,000        722,920
    Avista Corp. .....................   40,000        462,400
    Baycorp Holdings Ltd.*............   30,000        442,200
    BIW Ltd. .........................    1,000         18,350
    Black Hills Corp. ................    1,500         39,780
    California Water Service Group....    5,000        118,250
    Cascade Natural Gas Corp. ........   13,800        276,000
    Central Vermont Public Service
      Corp. ..........................   20,000        365,600
    CH Energy Group, Inc.@............   50,100      2,336,163
    Chesapeake Utilities Corp. .......    6,000        109,800

AST GABELLI SMALL-CAP VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                        SHARES       VALUE
                                        ------       -----
    Cleco Corp.@......................   80,000   $  1,120,000
    Connecticut Water Service,
      Inc. ...........................    5,650        142,555
    Consolidated Water Co. Ltd. ......    2,500         36,850
    Delta Natural Gas Co., Inc. ......    3,000         64,470
    DQE, Inc. ........................  200,000      3,048,000
    El Paso Electric Co.*.............  250,000      2,750,000
    Empire District Electric Co. .....   16,500        300,300
    Energy West, Inc. ................    2,000         14,702
    EnergySouth, Inc. ................    1,200         33,840
    Equitable Resources, Inc. ........   87,000      3,048,480
    Green Mountain Power Corp. .......    1,000         20,970
    Maine Public Service Co. .........   10,000        320,000
    MGE Energy, Inc. .................    8,000        214,168
    Middlesex Water Co. ..............    5,900        123,723
    New Jersey Resources Corp. .......   16,000        505,440
    NUI Corp. ........................   35,000        604,100
    Otter Tail Power Co. .............    6,000        161,400
    Pennichuck Corp. .................    1,001         28,969
    RGC Resources, Inc. ..............    2,000         36,800
    SJW Corp. ........................   22,700      1,771,735
    South Jersey Industries, Inc. ....    8,500        280,670
    Southwest Gas Corp. ..............   65,000      1,524,250
    Southwest Water Co. ..............   10,185        134,951
    Southwestern Energy Co.*..........   26,000        297,700
    The Laclede Group, Inc............   10,000        242,000
    TXU Corp. ........................   40,000        747,200
    UGI Corp. ........................   10,000        373,900

                                        SHARES       VALUE
                                        ------       -----
    UIL Holdings Corp.@...............   16,000   $    557,920
    Unisource Energy Corp. ...........   42,000        726,180
    Unitil Corp. .....................   10,000        248,000
    Westar Energy, Inc. ..............  322,600      3,193,740
    York Water Co. ...................    2,904         41,234
                                                  ------------
                                                    30,235,410
                                                  ------------
TOTAL COMMON STOCK (Cost
  $487,614,690).......................             452,707,076
                                                  ------------
PREFERRED STOCK -- 0.1%
AEROSPACE
    Sequa Corp. $5 Pfd [CVT]
    (Cost $349,925)...................    4,500        333,000
                                                  ------------
                                          PAR
                                         (000)
                                         -----
SHORT-TERM INVESTMENTS -- 8.7%
U.S. TREASURY OBLIGATIONS
    U.S. Treasury Bills
      1.48%, 01/23/03@................  $ 8,529      8,521,262
      1.40%, 01/30/03@................   35,124     35,083,809
                                                  ------------
  (Cost $43,605,674)..................              43,605,071
                                                  ------------
TOTAL INVESTMENTS -- 99.1%
  (Cost $531,570,289).................             496,645,147
OTHER ASSETS LESS
  LIABILITIES -- 0.9%.................               4,424,741
                                                  ------------
NET ASSETS -- 100.0%..................            $501,069,888
                                                  ============

--------------------------------------------------------------------------------

Definitions of abbreviations and annotations are included following the Schedules of Investments.

See Notes to Financial Statements.

AST WILLIAM BLAIR INTERNATIONAL GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                       SHARES        VALUE
                                       ------        -----
FOREIGN STOCK -- 83.6%
AUSTRALIA -- 2.9%
    Macquarie Bank Ltd. ..........       175,000  $  2,325,608
    Quantas Airways Ltd. .........     1,103,100     2,379,031
    Toll Holdings Ltd. ...........       386,000     1,380,217
    Wesfarmers Ltd. ..............       210,400     3,151,474
                                                  ------------
                                                     9,236,330
                                                  ------------
AUSTRIA -- 1.3%
    Erste Bank der
      Oesterreichischen Sparkassen
      AG..........................        61,300     4,126,463
                                                  ------------
BRAZIL -- 2.4%
    Companhia Vale do Rio Doce
      [ADR].......................        93,500     2,703,085
    Petroleo Brasileiro SA
      [ADR].......................       243,425     3,261,895
    Telemar Norte Leste SA Cl-A...   138,600,000     1,761,849
                                                  ------------
                                                     7,726,829
                                                  ------------
CANADA -- 5.8%
    Biovail Corp.*................       100,200     2,668,355
    Manulife Financial Corp. .....       215,600     4,693,365
    Petro-Canada..................       158,000     4,891,680
    Shoppers Drug Mart Corp.*.....       121,300     1,883,483
    Suncor Energy, Inc. ..........       245,447     3,837,586
    WestJet Airlines Ltd.*........        63,800       652,224
                                                  ------------
                                                    18,626,693
                                                  ------------
DENMARK -- 1.6%
    Group 4 Falck AS..............       101,500     2,143,764
    H. Lundbeck AS................       114,800     3,049,085
                                                  ------------
                                                     5,192,849
                                                  ------------
FINLAND -- 1.8%
    Nokia Oyj.....................       361,400     5,745,417
                                                  ------------
FRANCE -- 4.2%
    Compagnie Fonciere
      Klepierre...................        13,800     1,869,503
    Groupe Danone SA..............        33,923     4,563,552
    L'Oreal SA....................        89,300     6,798,446
                                                  ------------
                                                    13,231,501
                                                  ------------
GERMANY -- 4.8%
    Altana AG.....................        76,300     3,482,848
    Deutsche Boerse AG............        77,940     3,120,970
    Medion AG.....................        42,100     1,490,997
    Porsche AG Pfd. ..............        14,499     6,024,957
    Puma AG Rudolf Dassler
      Sport.......................        16,700     1,139,596
                                                  ------------
                                                    15,259,368
                                                  ------------
HONG KONG -- 2.4%
    Espirit Holdings Ltd. ........       926,400     1,562,142
    Legend Group Ltd. ............     9,852,000     3,284,687
    Li & Fung Ltd. ...............     1,593,200     1,511,813
    Techtronic Industries Co.
      Ltd. .......................     1,389,700     1,318,709
                                                  ------------
                                                     7,677,351
                                                  ------------
INDONESIA -- 0.4%
    Pt Unilever Indonesia TBK.....       625,500     1,271,966
                                                  ------------

                                       SHARES        VALUE
                                       ------        -----
IRELAND -- 1.7%
    Anglo Irish Bank Corp. PLC....       480,912  $  3,421,496
    Ryanair Holdings PLC [ADR]*...        52,200     2,044,152
                                                  ------------
                                                     5,465,648
                                                  ------------
ISRAEL -- 1.3%
    Teva Pharmaceutical Industries
      Ltd. [ADR]..................       108,680     4,196,135
                                                  ------------
ITALY -- 0.7%
    Industria Macchine Automatiche
      SPA.........................        90,700     1,137,355
    Merloni Elettrodomestici
      SPA.........................        96,900     1,018,855
                                                  ------------
                                                     2,156,210
                                                  ------------
JAPAN -- 14.5%
    Askul Corp. ..................        42,400     1,225,516
    Don Quijote Co. Ltd. .........        15,300     1,404,036
    Hoya Corp. ...................        47,800     3,347,248
    Keyence Corp. ................        31,700     5,516,177
    Nissan Motor Co. Ltd. ........       829,700     6,474,273
    Nitto Denko Corp. ............       150,400     4,283,743
    Nomura Holdings, Inc. ........       428,000     4,811,256
    Orix Corp. ...................        53,300     3,435,956
    Sharp Corp. ..................       460,800     4,376,181
    SMC Corp. ....................        39,800     3,736,175
    Takeda Chemical Industries
      Ltd. .......................       149,500     6,248,586
    Yamada Denki Co. Ltd. ........        62,800     1,325,642
                                                  ------------
                                                    46,184,789
                                                  ------------
KOREA -- 2.2%
    Samsung Electronics Co.
      Ltd. .......................        26,390     6,986,603
                                                  ------------
MEXICO -- 2.1%
    America Movil SA de CV........     4,782,800     3,418,898
    Grupo Financiero BBVA Bancomer
      SA de CV*...................     4,173,700     3,155,004
                                                  ------------
                                                     6,573,902
                                                  ------------
NETHERLANDS -- 5.4%
    Euronext NV...................       149,885     3,257,310
    STMicroelectronics NV.........       365,069     7,156,037
    Unilever NV...................       110,587     6,794,410
                                                  ------------
                                                    17,207,757
                                                  ------------
NEW ZEALAND -- 0.4%
    Warehouse Group Ltd. .........       311,000     1,190,742
                                                  ------------
SINGAPORE -- 0.6%
    Venture Manufacturing Ltd. ...       224,400     1,798,295
                                                  ------------
SPAIN -- 3.6%
    Banco Popular Espanol SA......        89,600     3,664,031
    Grupo Ferrovial SA............        76,500     1,938,650
    Industria de Diseno Textil
      SA..........................       251,400     5,938,292
                                                  ------------
                                                    11,540,973
                                                  ------------
SWEDEN -- 1.4%
    Hennes & Mauritz AB Cl-B......       228,000     4,396,023
                                                  ------------

AST WILLIAM BLAIR INTERNATIONAL GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                       SHARES        VALUE
                                       ------        -----
Fx
SWITZERLAND -- 2.4%
    Logitech International SA*....        48,400  $  1,443,925
    Micronas Semiconductor Holding
      AG*.........................        85,800     1,507,887
    Serono SA Cl-B................         2,211     1,184,901
    UBS AG........................        71,931     3,495,912
                                                  ------------
                                                     7,632,625
                                                  ------------
UNITED KINGDOM -- 19.7%
    3i Group PLC..................       380,600     3,400,676
    Acambis PLC*..................       285,300     1,272,287
    BG Group PLC..................     1,828,200     7,887,910
    BHP Billiton PLC..............     1,021,400     5,455,195
    Capital Group PLC.............       616,000     2,454,480
    HBOS PLC......................       686,505     7,239,166
    Man, (ED&F) Group PLC.........       211,000     3,013,073
    Next Group PLC................       224,600     2,663,091
    Northern Rock PLC.............       296,000     3,145,134
    Pearson PLC...................       263,650     2,438,492
    Reckitt Benckiser PLC.........       315,008     6,110,998
    Standard Chartered PLC........       689,696     7,839,095
    Tesco PLC.....................     1,756,300     5,485,345
    Vodafone Group PLC............     1,632,000     2,975,513
    Willis Group Holdings Ltd.*...        61,775     1,771,089
                                                  ------------
                                                    63,151,544
                                                  ------------
TOTAL FOREIGN STOCK
  (Cost $266,219,632).............                 266,576,013
                                                  ------------
U.S. STOCK -- 1.0%
INSURANCE
    Ace Ltd.
      (Cost $3,243,866)...........       105,100     3,083,634
                                                  ------------
TOTAL INVESTMENTS -- 84.6%
  (Cost $269,463,498).............                 269,659,647
OTHER ASSETS LESS
  LIABILITIES -- 15.4%............                  49,171,955
                                                  ------------
NET ASSETS -- 100.0%..............                $318,831,602
                                                  ============

The following is a breakdown of the foreign stock portion of the Portfolio, by industry classification, as of December 31, 2002. Percentages are based on net assets.

INDUSTRY
--------
Airlines..............................................   1.6%
Automobile Manufacturers..............................   3.9%
Business Services.....................................   2.9%
Chemicals.............................................   1.3%
Clothing & Apparel....................................   0.4%
Computer Hardware.....................................   1.5%
Construction..........................................   0.6%
Consumer Products & Services..........................   4.8%
Electronic Components & Equipment.....................   6.8%
Financial-Bank & Trust................................   9.3%
Financial Services....................................   9.8%
Food..................................................   5.3%
Industrial Products...................................   1.0%
Insurance.............................................   1.5%
Machinery & Equipment.................................   1.5%
Metals & Mining.......................................   2.6%
Oil & Gas.............................................   6.2%
Pharmaceuticals.......................................   6.9%
Printing & Publishing.................................   0.8%
Real Estate...........................................   0.6%
Retail & Merchandising................................   6.8%
Semiconductors........................................   2.7%
Telecommunications....................................   4.4%
Transportation........................................   0.4%
                                                        ----
Total.................................................  83.6%
                                                        ====

--------------------------------------------------------------------------------

Definitions of abbreviations and annotations are included following the Schedules of Investments.

See Notes to Financial Statements.

AST MARSICO CAPITAL GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                      SHARES         VALUE
                                      ------         -----
COMMON STOCK -- 93.7%
AEROSPACE -- 4.3%
    General Dynamics Corp. ........    222,455   $   17,656,253
    Lockheed Martin Corp.@.........    503,556       29,080,359
                                                 --------------
                                                     46,736,612
                                                 --------------
AIRLINES -- 1.7%
    Ryanair Holdings PLC [ADR]*@...    464,750       18,199,610
                                                 --------------
BEVERAGES -- 2.0%
    Anheuser-Busch Companies,
      Inc.@........................    205,563        9,949,249
    PepsiCo, Inc. .................    285,122       12,037,851
                                                 --------------
                                                     21,987,100
                                                 --------------
BROADCASTING -- 1.7%
    Clear Channel Communications,
      Inc.*........................    483,273       18,021,250
                                                 --------------
COMPUTER HARDWARE -- 1.9%
    Dell Computer Corp.*...........    749,966       20,054,091
                                                 --------------
COMPUTER SERVICES & SOFTWARE -- 7.7%
    Cisco Systems, Inc.*...........  1,853,730       24,283,863
    Electronic Arts, Inc.*@........    367,114       18,271,264
    Microsoft Corp.*...............    789,948       40,840,311
                                                 --------------
                                                     83,395,438
                                                 --------------
CONSTRUCTION -- 4.0%
    D.R. Horton, Inc.@.............    496,719        8,618,075
    Jacobs Engineering Group,
      Inc.*........................     55,664        1,981,638
    Lennar Corp....................    400,256       20,653,209
    MDC Holdings, Inc.@............    304,034       11,632,341
                                                 --------------
                                                     42,885,263
                                                 --------------
CONSUMER PRODUCTS & SERVICES -- 6.0%
    Colgate-Palmolive Co.@.........    278,288       14,590,640
    Johnson & Johnson Co. .........    329,348       17,689,281
    Procter & Gamble Co. ..........    377,498       32,442,178
                                                 --------------
                                                     64,722,099
                                                 --------------
ENTERTAINMENT & LEISURE -- 5.1%
    Harley-Davidson, Inc.@.........    110,370        5,099,094
    Viacom, Inc. Cl-B*.............    778,410       31,727,991
    Wynn Resorts Ltd.*@............  1,356,552       17,784,397
                                                 --------------
                                                     54,611,482
                                                 --------------
FINANCIAL-BANK & TRUST -- 3.5%
    J.P. Morgan Chase & Co. .......    946,562       22,717,488
    Wells Fargo & Co. .............    311,806       14,614,347
                                                 --------------
                                                     37,331,835
                                                 --------------
FINANCIAL SERVICES -- 12.6%
    Citigroup, Inc.@...............    687,892       24,206,920
    Fannie Mae.....................    361,792       23,274,079
    Lehman Brothers Holdings,
      Inc. ........................    362,043       19,293,271
    SLM Corp. .....................    677,456       70,360,581
                                                 --------------
                                                    137,134,851
                                                 --------------

                                      SHARES         VALUE
                                      ------         -----
FOOD -- 2.9%
    Kraft Foods, Inc. Cl-A@........    792,244   $   30,842,059
                                                 --------------
HEALTHCARE SERVICES -- 11.2%
    HCA, Inc. .....................    357,882       14,852,103
    Quest Diagnostics, Inc.*@......    646,118       36,764,114
    UnitedHealth Group, Inc.@......    839,279       70,079,797
                                                 --------------
                                                    121,696,014
                                                 --------------
HOTELS & MOTELS -- 2.8%
    Four Seasons Hotels, Inc.@.....    545,714       15,416,421
    MGM Mirage, Inc.*..............    458,232       15,107,909
                                                 --------------
                                                     30,524,330
                                                 --------------
MEDICAL SUPPLIES & EQUIPMENT -- 5.5%
    Amgen, Inc.*@..................    773,974       37,413,903
    Zimmer Holdings, Inc.*@........    538,448       22,356,361
                                                 --------------
                                                     59,770,264
                                                 --------------
PHARMACEUTICALS -- 1.5%
    Forest Laboratories, Inc.*@....     36,565        3,591,414
    IDEC Pharmaceuticals Corp.*@...    394,942       13,100,226
                                                 --------------
                                                     16,691,640
                                                 --------------
RETAIL & MERCHANDISING -- 10.6%
    Bed Bath & Beyond, Inc.*@......    498,906       17,227,224
    Lowe's Companies, Inc.@........    893,836       33,518,850
    Tiffany & Co.@.................  1,285,597       30,738,624
    Wal-Mart Stores, Inc. .........    661,649       33,419,891
                                                 --------------
                                                    114,904,589
                                                 --------------
TELECOMMUNICATIONS -- 6.4%
    Nextel Communications, Inc.
      Cl-A*@.......................  2,069,898       23,907,322
    Nokia Corp. Cl-A [ADR]@........  1,100,087       17,051,349
    QUALCOMM, Inc.*@...............    767,498       27,929,252
                                                 --------------
                                                     68,887,923
                                                 --------------
TRANSPORTATION -- 2.3%
    FedEx Corp.@...................    455,948       24,721,501
                                                 --------------
TOTAL COMMON STOCK
  (Cost $973,128,186)..............               1,013,117,951
                                                 --------------
FOREIGN STOCK -- 4.9%
AUTOMOBILE MANUFACTURERS -- 4.3%
    Bayerische Motoren Werke
      AG -- (DEM)..................  1,007,844       30,585,274
    Porsche AG -- (DEM)............     38,844       16,141,352
                                                 --------------
                                                     46,726,626
                                                 --------------
BEVERAGES -- 0.6%
    Heineken NV -- (NLG)...........    154,825        6,043,726
                                                 --------------
TOTAL FOREIGN STOCK
  (Cost $54,589,311)...............                  52,770,352
                                                 --------------

AST MARSICO CAPITAL GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                       (000)        VALUE
                                     ---------  -------------
CORPORATE OBLIGATIONS -- 0.8%
REAL ESTATE
    MDC Holdings, Inc.
      7.00%, 12/01/12
      (Cost $8,657,952)............  $   8,750  $   8,487,500
                                                -------------
                                      SHARES
                                     ---------
SHORT-TERM INVESTMENTS -- 0.4%
REGISTERED INVESTMENT COMPANIES -- 0.0%
    Temporary Investment Cash
      Fund.........................     29,096         29,096
    Temporary Investment Fund......     29,096         29,096
                                                -------------
                                                       58,192
                                                -------------
                                        PAR
                                       (000)
                                     ---------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 0.4%
    Federal Home Loan Bank
      0.75%, 01/02/03..............  $   4,100      4,099,915
                                                -------------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $4,158,107)................                 4,158,107
                                                -------------
TOTAL INVESTMENTS -- 99.8%
  (Cost $1,040,533,556)............             1,078,533,910
OTHER ASSETS LESS
  LIABILITIES -- 0.2%..............                 2,567,356
                                                -------------
NET ASSETS -- 100.0%...............             $1,081,101,266
                                                =============

--------------------------------------------------------------------------------

Definitions of abbreviations and annotations are included following the Schedules of Investments.

See Notes to Financial Statements.

AST COHEN & STEERS REALTY PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002

--------------------------------------------------------------------------------

                                        SHARES       VALUE
                                        ------       -----
COMMON STOCK -- 94.1%
APARTMENT/RESIDENTIAL -- 8.9%
    Apartment Investment & Management
      Co. Cl-A [REIT]@...............     47,500  $  1,780,300
    Avalonbay Communities, Inc.
      [REIT]@........................    176,600     6,912,124
    BRE Properties, Inc. [REIT]......     64,600     2,015,520
    Equity Residential Properties
      Trust [REIT]@..................    123,500     3,035,630
    Essex Property Trust, Inc.
      [REIT].........................     39,300     1,998,405
    Summit Properties, Inc. [REIT]...      4,100        72,980
                                                  ------------
                                                    15,814,959
                                                  ------------
BUILDING & REAL ESTATE -- 1.8%
    Catellus Development Corp.*......     15,600       309,660
    Federal Realty Investment Trust
      [REIT].........................     57,500     1,616,900
    Post Properties, Inc. [REIT].....     50,400     1,204,560
                                                  ------------
                                                     3,131,120
                                                  ------------
DIVERSIFIED -- 3.0%
    Cresent Real Estate Equities Co.
      [REIT].........................    322,600     5,368,064
                                                  ------------
HEALTH CARE -- 2.3%
    Health Care Property Investors,
      Inc. [REIT]@...................     66,800     2,558,440
    Nationwide Health Properties,
      Inc. [REIT]....................    107,000     1,597,510
                                                  ------------
                                                     4,155,950
                                                  ------------
HOTELS & MOTELS -- 5.6%
    FelCor Lodging Trust, Inc.
      [REIT].........................     46,800       535,392
    Host Marriott Corp. [REIT]*@.....    568,900     5,034,765
    Starwood Hotels & Resorts
      Worldwide, Inc.@...............    184,600     4,382,404
                                                  ------------
                                                     9,952,561
                                                  ------------
INDUSTRIAL -- 7.4%
    AMB Property Corp. [REIT]........     36,500       998,640
    First Industrial Realty Trust,
      Inc. [REIT]....................     48,200     1,349,600
    Prologis [REIT]..................    430,300    10,822,045
                                                  ------------
                                                    13,170,285
                                                  ------------
OFFICE -- 20.2%
    Arden Realty, Inc. [REIT]........    322,100     7,134,515
    CarrAmerica Realty Corp.
      [REIT].........................    227,400     5,696,370
    Equity Office Properties Trust
      [REIT].........................    271,600     6,784,568
    Highwoods Properties, Inc.
      [REIT].........................     47,100     1,040,910
    Mack-Cali Realty Corp. [REIT]....    110,400     3,345,120
    Vornado Realty Trust [REIT]......    312,900    11,639,880
                                                  ------------
                                                    35,641,363
                                                  ------------
OFFICE/INDUSTRIAL -- 16.8%
    Boston Properties, Inc. [REIT]...    318,100    11,725,166
    Kilroy Realty Corp. [REIT].......    129,100     2,975,755

                                        SHARES       VALUE
                                        ------       -----
    Liberty Property Trust [REIT]@...     90,300  $  2,884,182
    Prentiss Properties Trust
      [REIT].........................     98,300     2,779,924
    Reckson Associates Realty Corp.
      [REIT]@........................    190,300     4,005,815
    SL Green Realty Corp. [REIT]@....    171,100     5,406,760
                                                  ------------
                                                    29,777,602
                                                  ------------
REAL ESTATE -- 8.9%
    Archstone-Smith Trust [REIT].....    321,900     7,577,526
    Mills Corp. [REIT]...............    127,300     3,734,982
    Pan Pacific Retail Properties,
      Inc. [REIT]....................     41,100     1,501,383
    Sun Communities, Inc. [REIT].....     48,100     1,759,017
    Ventas, Inc. [REIT]..............    110,400     1,264,080
                                                  ------------
                                                    15,836,988
                                                  ------------
REGIONAL MALL -- 17.5%
    CBL & Associates Properties, Inc.
      [REIT].........................     94,800     3,796,740
    Developers Diversified Realty
      Corp. [REIT]...................     77,400     1,702,026
    General Growth Properties, Inc.
      [REIT]@........................     95,000     4,940,000
    Macerich Co. [REIT]..............     81,100     2,493,825
    Rouse Co. [REIT]@................    269,100     8,530,470
    Simon Property Group, Inc.
      [REIT]@........................    227,300     7,744,111
    Taubman Centers, Inc. [REIT].....    119,600     1,941,108
                                                  ------------
                                                    31,148,280
                                                  ------------
SELF STORAGE -- 1.7%
    Public Storage, Inc. [REIT]......     93,800     3,030,678
                                                  ------------
TOTAL COMMON STOCK
  (Cost $174,892,951)................              167,027,850
                                                  ------------

FOREIGN STOCK -- 4.0%
OFFICE
    Brookfield Properties Corp. -- (CAD)
      (Cost $6,307,753)..............    355,500     7,152,252
                                                  ------------
SHORT-TERM INVESTMENTS -- 1.2%
REGISTERED INVESTMENT COMPANIES
    Temporary Investment Cash Fund...  1,080,950     1,080,950
    Temporary Investment Fund........  1,080,951     1,080,951
                                                  ------------
    (Cost $2,161,901)................                2,161,901
                                                  ------------
TOTAL INVESTMENTS -- 99.3%
  (Cost $183,362,605)................              176,342,003
OTHER ASSETS LESS
  LIABILITIES -- 0.7%................                1,178,118
                                                  ------------
NET ASSETS -- 100.0%.................             $177,520,121
                                                  ============

--------------------------------------------------------------------------------

Definitions of abbreviations and annotations are included following the Schedules of Investments.

See Notes to Financial Statements.

AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                         SHARES       VALUE
                                         ------       -----
COMMON STOCK -- 96.3%
ADVERTISING -- 1.7%
    Advo, Inc.*.......................   52,436    $  1,721,474
    Getty Images, Inc.*...............   90,720       2,771,496
    Lamar Advertising Co.*............   25,774         867,295
                                                   ------------
                                                      5,360,265
                                                   ------------
AEROSPACE -- 1.6%
    Ducommun, Inc.*...................  123,983       1,965,131
    Herley Industries, Inc.*..........   70,850       1,233,357
    Rockwell Collins, Inc. ...........   56,828       1,321,819
    Veridian Corp.*...................   30,109         642,526
                                                   ------------
                                                      5,162,833
                                                   ------------
AIRLINES -- 0.6%
    AirTran Holdings, Inc.*...........  377,733       1,473,159
    Jetblue Airways Corp.*............   10,897         294,219
                                                   ------------
                                                      1,767,378
                                                   ------------
AUTOMOTIVE PARTS -- 1.6%
    American Axle & Manufacturing
      Holdings, Inc.*.................   54,215       1,269,715
    Lear Corp.*.......................   11,649         387,679
    Superior Industries International,
      Inc. ...........................   24,762       1,024,156
    Wabash National Corp.*............  266,472       2,233,036
                                                   ------------
                                                      4,914,586
                                                   ------------
BROADCASTING -- 0.8%
    Belo Corp. Cl-A...................   31,062         662,242
    Media General, Inc. Cl-A..........   14,074         843,736
    Regent Communications, Inc.*......  165,407         977,556
                                                   ------------
                                                      2,483,534
                                                   ------------
BUILDING MATERIALS -- 1.1%
    American Standard Companies,
      Inc.*...........................   14,833       1,055,220
    Hughes Supply, Inc. ..............   84,192       2,300,125
                                                   ------------
                                                      3,355,345
                                                   ------------
BUSINESS SERVICES -- 1.3%
    Informatica Corp.*................   86,403         497,681
    Kroll, Inc.*......................   28,889         551,202
    Management Network Group, Inc.*...  177,908         266,862
    Medical Staffing Network Holdings,
      Inc.*...........................   21,726         347,616
    Pediatrix Medical Group, Inc.*....   33,151       1,328,029
    PRG-Schultz International,
      Inc.*@..........................   65,713         584,846
    Wackenhut Corrections Corp.*......   44,683         496,428
                                                   ------------
                                                      4,072,664
                                                   ------------
CHEMICALS -- 3.3%
    Albemarle Corp. ..................   92,730       2,638,169
    Cytec Industries, Inc.*...........   98,967       2,699,819
    Lubrizol Corp. ...................   33,125       1,010,313
    Minerals Technologies, Inc. ......   11,745         506,797
    Potash Corp. of Saskatchewan,
      Inc. ...........................   10,410         661,972

                                         SHARES       VALUE
                                         ------       -----
    Praxair, Inc. ....................   25,100    $  1,450,027
    TETRA Technologies, Inc.*.........   71,104       1,519,492
                                                   ------------
                                                     10,486,589
                                                   ------------
CLOTHING & APPAREL -- 2.0%
    Jones Apparel Group, Inc.*@.......   33,816       1,198,439
    Kellwood Co.@.....................   67,457       1,753,882
    Ross Stores, Inc. ................   25,000       1,059,750
    Too, Inc.*@.......................   49,696       1,168,850
    Tropical Sportswear International
      Corp.*..........................  119,828       1,074,857
                                                   ------------
                                                      6,255,778
                                                   ------------
COMPUTER HARDWARE -- 2.4%
    Adaptec, Inc.*@...................  227,634       1,286,132
    Apple Computer, Inc.*.............   55,443         794,498
    Hutchinson Technology, Inc.*......  150,657       3,118,600
    Imation Corp.*....................   43,401       1,522,507
    Integrated Circuit Systems,
      Inc.*@..........................   28,000         511,000
    Storage Technology Corp.*.........   12,200         261,324
                                                   ------------
                                                      7,494,061
                                                   ------------
COMPUTER SERVICES & SOFTWARE -- 2.2%
    Affiliated Computer Services, Inc.
      Cl-A*@..........................   16,600         873,990
    Electronic Arts, Inc.*@...........    6,100         303,597
    Manhattan Associates, Inc.*.......   37,400         884,884
    NetIQ Corp.*......................  169,420       2,092,336
    Netscreen Technologies, Inc.*@....   49,168         827,989
    Opnet Technologies, Inc.*.........  189,477       1,531,164
    Retek, Inc.*......................  139,648         379,843
                                                   ------------
                                                      6,893,803
                                                   ------------
CONGLOMERATES -- 0.2%
    Johnson Controls, Inc. ...........    6,757         541,709
                                                   ------------
CONSTRUCTION -- 1.2%
    Beazer Homes USA, Inc.*...........   23,194       1,405,556
    D.R. Horton, Inc.@................   23,976         415,984
    Standard Pacific Corp.@...........   82,825       2,049,919
                                                   ------------
                                                      3,871,459
                                                   ------------
CONSUMER PRODUCTS & SERVICES -- 3.7%
    Aaron Rents, Inc. Cl-B............   36,237         792,866
    Concord Camera Corp.*.............  187,655       1,018,967
    Dial Corp. .......................  119,261       2,429,346
    Elizabeth Arden, Inc.*............   63,057         933,244
    Estee Lauder Companies, Inc.
      Cl-A............................   13,875         366,300
    Fossil, Inc.*.....................   37,899         770,866
    NBTY, Inc.*.......................   59,399       1,044,234
    Oneida Ltd. ......................  143,512       1,582,937
    Tupperware Corp. .................   72,724       1,096,678
    UST, Inc. ........................   45,403       1,517,822
                                                   ------------
                                                     11,553,260
                                                   ------------

AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                         SHARES       VALUE
                                         ------       -----
CONTAINERS & PACKAGING -- 0.6%
    Packaging Corp. of America*.......   47,125    $    859,560
    Sonoco Products Co. ..............   44,466       1,019,605
                                                   ------------
                                                      1,879,165
                                                   ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 3.5%
    Baldor Electric Co. ..............   94,494       1,866,256
    Belden Corp.......................  113,271       1,723,985
    Consolidated Edison, Inc. ........   13,000         556,660
    FARGO Electronics, Inc.*..........  205,693       1,793,643
    Franklin Electric Co., Inc. ......   26,593       1,276,730
    GrafTech International Ltd.*......  287,615       1,714,185
    OpticNet, Inc.*...................   20,300               0
    Rockwell Automation, Inc. ........   25,700         532,247
    Varian, Inc.*.....................   40,669       1,166,794
    Zebra Technologies Corp. Cl-A*....    9,250         530,025
                                                   ------------
                                                     11,160,525
                                                   ------------
ENTERTAINMENT & LEISURE -- 1.8%
    Argosy Gaming Co.*................   76,120       1,440,952
    Harrah's Entertainment, Inc.*.....   16,844         667,022
    Isle of Capri Casinos, Inc.*......   39,009         516,479
    Station Casinos, Inc.*............  117,860       2,086,122
    The Topps Co., Inc.*..............   97,315         846,641
                                                   ------------
                                                      5,557,216
                                                   ------------
ENVIRONMENTAL SERVICES -- 1.2%
    Casella Waste Systems, Inc.*......  107,683         957,302
    Republic Services, Inc.*@.........   57,746       1,211,511
    Waste Connections, Inc.*..........   42,705       1,648,840
                                                   ------------
                                                      3,817,653
                                                   ------------
FINANCIAL-BANK & TRUST -- 8.7%
    Bank of Hawaii Corp. .............   53,446       1,624,224
    Banknorth Group, Inc. ............   37,291         842,777
    Bankunited Financial Corp.*.......  103,834       1,680,034
    BOK Financial Corp.*..............   56,841       1,841,080
    Brookline Bancorp, Inc.@..........  157,000       1,868,300
    Charter One Financial, Inc. ......   26,486         760,943
    Colonial Bancgroup, Inc. .........   26,865         320,499
    Community First Bankshares,
      Inc. ...........................   60,004       1,587,706
    Corus Bankshares, Inc. ...........   22,722         992,043
    East West Bancorp, Inc. ..........   28,757       1,037,553
    First Niagra Financial Group,
      Inc. ...........................   34,317         896,360
    Fulton Financial Corp. ...........   65,710       1,160,439
    Greater Bay Bancorp@..............  109,663       1,896,073
    GreenPoint Financial Corp. .......   17,097         772,442
    Iberiabank Corp. .................   37,406       1,502,225
    Irwin Financial Corp. ............   94,641       1,561,577
    M&T Bank Corp. ...................   12,863       1,020,679
    Main Street Banks, Inc. ..........   25,664         492,749
    North Fork Bancorp, Inc.@.........   24,600         830,004
    Republic Bancorp, Inc. ...........   19,521         229,762
    Southtrust Corp. .................   33,304         827,604

                                         SHARES       VALUE
                                         ------       -----
    Westamerica Bancorp...............   37,948    $  1,524,751
    Wilmington Trust Corp. ...........   41,200       1,305,216
    Wintrust Financial Corp. .........   39,689       1,243,059
                                                   ------------
                                                     27,818,099
                                                   ------------
FINANCIAL SERVICES -- 5.7%
    Affiliated Managers Group,
      Inc.*@..........................   35,880       1,804,764
    American Capital Strategies,
      Ltd.@...........................  127,951       2,762,461
    Bear Stearns Companies, Inc. .....   10,422         619,067
    Chicago Mercantile Exchange@......    7,824         341,596
    Countrywide Financial Corp.@......   22,617       1,168,168
    Doral Financial Corp. ............   57,325       1,639,495
    Federal Agricultural Mortgage
      Corp.*@.........................   52,748       1,616,199
    Financial Federal Corp.*..........   66,175       1,662,978
    IndyMac Bancorp, Inc.*@...........   93,763       1,733,678
    LaBranche & Co., Inc.*@...........   34,597         921,664
    Price, (T. Rowe) Group, Inc. .....   30,846         841,479
    Sky Financial Group, Inc. ........   68,910       1,371,998
    Washington Federal, Inc. .........   57,178       1,420,873
                                                   ------------
                                                     17,904,420
                                                   ------------
FOOD -- 0.7%
    American Italian Pasta Co.
      Cl-A*@..........................   23,052         829,412
    Corn Products International,
      Inc. ...........................   22,218         669,428
    Interstate Bakeries Corp. ........   40,269         614,102
                                                   ------------
                                                      2,112,942
                                                   ------------
HEALTHCARE SERVICES -- 1.0%
    NDCHealth Corp. ..................   38,777         771,662
    United Surgical Partners
      International, Inc.*............   90,975       1,421,120
    Universal Health Services, Inc.
      Cl-B*@..........................   20,576         927,978
                                                   ------------
                                                      3,120,760
                                                   ------------
HOTELS & MOTELS -- 0.3%
    Hilton Hotels Corp.@..............   31,507         400,454
    Starwood Hotels & Resorts
      Worldwide, Inc. ................   26,275         623,768
                                                   ------------
                                                      1,024,222
                                                   ------------
INDUSTRIAL PRODUCTS -- 3.9%
    Actuant Corp.*....................    4,472         207,724
    Harsco Corp. .....................   69,795       2,225,763
    Lydall, Inc.*.....................  259,308       2,943,146
    Maverick Tube Corp.*..............  260,918       3,399,761
    MSC Industrial Direct Co.,
      Inc.*...........................   31,777         564,042
    Mueller Industries, Inc.*.........   84,992       2,316,032
    Nucor Corp. ......................   13,649         563,704
                                                   ------------
                                                     12,220,172
                                                   ------------
INSURANCE -- 3.6%
    HCC Insurance Holdings, Inc. .....   39,981         983,533
    Horace Mann Educators Corp. ......   56,047         859,201
    IPC Holdings Ltd.*................   38,565       1,216,340

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SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                         SHARES       VALUE
                                         ------       -----
    PartnerRe Ltd. ...................   31,823    $  1,649,067
    ProAssurance Corp.*...............   54,259       1,139,439
    RenaissanceRe Holdings Ltd. ......   31,305       1,239,678
    RLI Corp. ........................   72,725       2,029,027
    St. Paul Companies, Inc.@.........    8,800         299,640
    StanCorp Financial Group, Inc. ...   22,383       1,093,410
    U.S.I. Holdings Corp.*............   76,066         893,776
                                                   ------------
                                                     11,403,111
                                                   ------------
INTERNET SERVICES -- 1.0%
    GTECH Holdings Corp.*@............   76,371       2,127,696
    NetBank, Inc.*....................   55,415         536,417
    Symantec Corp.*...................    8,884         359,891
                                                   ------------
                                                      3,024,004
                                                   ------------
MACHINERY & EQUIPMENT -- 3.0%
    AGCO Corp.@.......................   35,541         785,456
    Dover Corp.@......................   23,700         691,092
    Grainger, (W.W.), Inc. ...........   19,700       1,015,535
    Hydril Co.*.......................   42,102         992,344
    IDEX Corp. .......................   45,960       1,502,892
    Smith, (A.O.) Corp. ..............   38,585       1,042,181
    SureBeam Corp.*@..................  133,271         538,415
    Terex Corp.*......................  161,347       1,797,406
    The Stanley Works@................   33,600       1,161,888
                                                   ------------
                                                      9,527,209
                                                   ------------
MEDICAL SUPPLIES & EQUIPMENT -- 1.7%
    Hanger Orthopedic Group, Inc.*....  125,646       1,652,245
    Molecular Devices Corp.*..........   93,580       1,541,263
    Ocular Sciences, Inc.*............   56,894         882,995
    Radiologix, Inc.*.................  224,472         518,530
    Sybron Dental Specialties,
      Inc.*...........................   48,894         726,076
                                                   ------------
                                                      5,321,109
                                                   ------------
METALS & MINING -- 1.9%
    Circor International, Inc. .......   38,576         613,358
    Commercial Metals Co. ............  216,666       3,518,656
    Schnitzer Steel Industries, Inc.
      Cl-A............................   95,783       2,001,865
                                                   ------------
                                                      6,133,879
                                                   ------------
OIL & GAS -- 5.8%
    Apache Corp.@.....................   14,200         809,258
    BJ Services Co.*@.................   29,800         962,838
    Cal Dive International, Inc.*.....    6,559         154,137
    EOG Resources, Inc. ..............   26,500       1,057,880
    Evergreen Resources, Inc.*........   70,361       3,155,690
    KeySpan Corp. ....................   17,781         626,602
    Murphy Oil Corp. .................   24,800       1,062,680
    Noble Corp.*......................   13,671         480,536
    Northwest Natural Gas Co. ........  101,299       2,741,151
    Ocean Energy, Inc. ...............   71,356       1,424,979
    Patina Oil & Gas Corp. ...........   62,130       1,966,415
    Piedmont Natural Gas Co., Inc. ...   35,422       1,252,168
    Pioneer Natural Resources Co.*....   36,982         933,796

                                         SHARES       VALUE
                                         ------       -----
    Tom Brown, Inc.*..................   30,814    $    773,431
    WGL Holdings, Inc. ...............   34,996         837,104
                                                   ------------
                                                     18,238,665
                                                   ------------
PAPER & FOREST PRODUCTS -- 1.4%
    Caraustar Industries, Inc. .......  417,774       3,960,497
    Plum Creek Timber Co., Inc. ......   15,018         354,425
                                                   ------------
                                                      4,314,922
                                                   ------------
PERSONAL SERVICES -- 0.2%
    Cornell Companies, Inc.*..........   87,425         786,825
                                                   ------------
PHARMACEUTICALS -- 1.9%
    Covance, Inc.*....................  121,435       2,986,087
    KOS Pharmaceuticals, Inc.*@.......   53,492       1,016,348
    Perrigo Co.*......................   90,497       1,099,539
    Pharmaceutical Resources, Inc.*...   28,933         862,203
                                                   ------------
                                                      5,964,177
                                                   ------------
PRINTING & PUBLISHING -- 0.5%
    Journal Register Co.*.............   86,707       1,541,650
                                                   ------------
REAL ESTATE -- 7.8%
    Avalonbay Communities, Inc.
      [REIT]..........................   13,320         521,345
    Brandywine Realty Trust [REIT]....   62,289       1,358,523
    Chelsea Property Group, Inc.
      [REIT]..........................   45,406       1,512,474
    Colonial Properties Trust
      [REIT]..........................   28,249         958,771
    Commercial Net Lease Realty, Inc.
      [REIT]..........................  123,993       1,900,813
    Correctional Properties Trust
      [REIT]..........................   95,351       2,069,117
    Duke-Weeks Realty Corp. [REIT]....   31,957         813,306
    Entertainment Properties Trust
      [REIT]..........................   97,582       2,295,129
    Equity Residential Properties
      Trust [REIT]....................   30,104         739,956
    Healthcare Realty Trust, Inc.
      [REIT]..........................   65,123       1,904,848
    iStar Financial, Inc. [REIT]......   35,973       1,009,043
    Liberty Property Trust [REIT].....   25,682         820,283
    Parkway Properties, Inc. [REIT]...   38,785       1,360,578
    Post Properties, Inc. [REIT]......   54,967       1,313,711
    Prentiss Properties Trust
      [REIT]..........................   97,193       2,748,617
    Rait Investment Trust [REIT]......   26,023         562,097
    Simon Property Group, Inc.
      [REIT]@.........................   16,325         556,193
    Summit Properties, Inc. [REIT]....  130,703       2,326,512
                                                   ------------
                                                     24,771,316
                                                   ------------
RESTAURANTS -- 1.4%
    BUCA, Inc.*.......................  137,949       1,147,736
    Darden Restaurants, Inc. .........   30,479         623,296
    IHOP Corp.*.......................   28,216         677,184
    Ruby Tuesday, Inc. ...............   82,672       1,429,398
    Yum! Brands, Inc.*................   22,500         544,950
                                                   ------------
                                                      4,422,564
                                                   ------------

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SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                         SHARES       VALUE
                                         ------       -----
RETAIL & MERCHANDISING -- 3.9%
    AnnTaylor Stores Corp.*@..........  135,596    $  2,768,871
    Borders Group, Inc.*..............   56,576         910,874
    Brookstone, Inc.*.................  132,029       1,909,139
    Federated Department Stores,
      Inc.*...........................   28,120         808,731
    Pier 1 Imports, Inc. .............  100,254       1,897,808
    ShopKo Stores, Inc.*..............  121,080       1,507,446
    TJX Companies, Inc.@..............   51,300       1,001,376
    Tuesday Morning Corp.*............   41,134         703,391
    Zale Corp.*.......................   26,228         836,673
                                                   ------------
                                                     12,344,309
                                                   ------------
SEMICONDUCTORS -- 2.4%
    Actel Corp.*......................   96,286       1,561,759
    Entegris, Inc.*...................  314,439       3,238,721
    Integrated Device Technology,
      Inc.*...........................  284,478       2,381,081
    Power Integrations, Inc.*.........   26,675         453,475
                                                   ------------
                                                      7,635,036
                                                   ------------
TELECOMMUNICATIONS -- 0.8%
    CenturyTel, Inc. .................   21,700         637,546
    CT Communications, Inc. ..........   53,185         600,991
    West Corp.*.......................   70,768       1,174,748
                                                   ------------
                                                      2,413,285
                                                   ------------
TRANSPORTATION -- 3.2%
    Arkansas Best Corp.*..............   67,847       1,762,733
    Heartland Express, Inc.*..........  134,334       3,077,726
    Landstar Systems, Inc.*...........   51,400       2,999,704
    OMI Corp.*........................  100,738         414,033
    Ryder System, Inc. ...............   12,506         280,635
    Teekay Shipping Corp. ............   36,082       1,468,537
                                                   ------------
                                                     10,003,368
                                                   ------------

                                         SHARES       VALUE
                                         ------       -----
UTILITIES -- 4.7%
    Atmosphere Energy Corp. ..........   80,948    $  1,887,707
    CH Energy Group, Inc. ............   14,653         683,269
    DQE, Inc. ........................   56,854         866,455
    El Paso Electric Co.*.............  230,333       2,533,662
    Empire District Electric Co. .....   14,233         259,041
    Energy East Corp.@................   78,495       1,733,955
    Entergy Corp. ....................   17,389         792,765
    FirstEnergy Corp. ................   29,487         972,186
    FPL Group, Inc. ..................   14,667         881,927
    Peoples Energy Corp. .............   39,204       1,515,235
    Pinnacle West Capital Corp. ......    5,200         177,268
    PNM Resources, Inc. ..............   75,877       1,807,390
    PPL Corp. ........................   17,544         608,426
                                                   ------------
                                                     14,719,286
                                                   ------------
TOTAL COMMON STOCK
  (Cost $323,152,097).................              303,393,153
                                                   ------------
FOREIGN STOCK -- 1.3%
CHEMICALS -- 0.9%
    Agrium, Inc. -- (CAD).............  228,363       2,582,785
                                                   ------------
INSURANCE -- 0.4%
    Willis Group Holdings
      Ltd. -- (GBP)*..................   49,289       1,413,116
                                                   ------------
TOTAL FOREIGN STOCK
  (Cost $3,700,142)...................                3,995,901
                                                   ------------
TOTAL INVESTMENTS -- 97.6%
  (Cost $326,852,239).................              307,389,054
OTHER ASSETS LESS
  LIABILITIES -- 2.4%.................                7,712,086
                                                   ------------
NET ASSETS -- 100.0%..................             $315,101,140
                                                   ============

--------------------------------------------------------------------------------

Definitions of abbreviations and annotations are included following the Schedules of Investments.

See Notes to Financial Statements.

AST SANFORD BERNSTEIN MANAGED INDEX 500 PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                        SHARES        VALUE
                                        ------        -----
COMMON STOCK -- 99.3%
ADVERTISING -- 0.4%
    Donnelley, (R.R.) & Sons Co.@...      83,000   $  1,806,910
                                                   ------------
AEROSPACE -- 1.2%
    Boeing Co. .....................      40,800      1,345,992
    General Dynamics Corp. .........       5,500        436,535
    Lockheed Martin Corp. ..........      18,300      1,056,825
    Northrop Grumman Corp. .........       2,678        259,766
    Raytheon Co. ...................      31,700        974,775
    United Technologies Corp. ......      19,000      1,176,860
                                                   ------------
                                                      5,250,753
                                                   ------------
AIRLINES -- 0.1%
    Southwest Airlines Co. .........      22,000        305,800
                                                   ------------
AUTOMOBILE MANUFACTURERS -- 0.6%
    Ford Motor Co.@.................      50,000        465,000
    General Motors Corp.@...........      31,000      1,142,660
    PACCAR, Inc. ...................      27,000      1,245,510
                                                   ------------
                                                      2,853,170
                                                   ------------
AUTOMOTIVE PARTS -- 0.4%
    Dana Corp. .....................      98,000      1,152,480
    Genuine Parts Co. ..............      15,119        465,665
                                                   ------------
                                                      1,618,145
                                                   ------------
BEVERAGES -- 3.2%
    Anheuser-Busch Companies,
      Inc. .........................      75,400      3,649,360
    Coca-Cola Co. ..................     133,500      5,849,970
    Coca-Cola Enterprises, Inc.@....      53,000      1,151,160
    PepsiCo, Inc. ..................      77,100      3,255,162
                                                   ------------
                                                     13,905,652
                                                   ------------
BROADCASTING -- 0.1%
    Clear Channel Communications,
      Inc.*.........................      10,000        372,900
                                                   ------------
BUILDING MATERIALS -- 0.6%
    Masco Corp. ....................      50,000      1,052,500
    The Sherwin-Williams Co.@.......      50,600      1,429,450
                                                   ------------
                                                      2,481,950
                                                   ------------
BUSINESS SERVICES -- 1.6%
    Deluxe Corp. ...................      16,300        686,230
    First Data Corp. ...............      95,600      3,385,196
    Fiserv, Inc.*...................      77,000      2,614,150
    Parametric Technology Corp.*....      62,600        157,752
                                                   ------------
                                                      6,843,328
                                                   ------------
CABLE TELEVISION -- 1.0%
    Comcast Corp. Cl-A*.............      37,752        889,815
    Comcast Corp. Special Cl-A*.....     105,000      2,371,950
    Cox Communications, Inc.
      Cl-A*@........................      35,000        994,000
                                                   ------------
                                                      4,255,765
                                                   ------------
CHEMICALS -- 1.6%
    Air Products & Chemicals,
      Inc. .........................      22,500        961,875
    Ashland, Inc. ..................       8,000        228,240
    Dow Chemical Co.@...............      98,700      2,931,390

                                        SHARES        VALUE
                                        ------        -----
    DuPont, (E.I.) de Nemours &
      Co.@..........................      45,400   $  1,924,960
    PPG Industries, Inc.@...........      22,000      1,103,300
                                                   ------------
                                                      7,149,765
                                                   ------------
CLOTHING & APPAREL -- 0.5%
    VF Corp.@.......................      61,375      2,212,569
                                                   ------------
COMPUTER HARDWARE -- 3.5%
    Dell Computer Corp.*............     223,600      5,979,064
    Hewlett-Packard Co. ............     297,660      5,167,378
    International Business
      Machines Corp. ...............      56,900      4,409,750
                                                   ------------
                                                     15,556,192
                                                   ------------
COMPUTER SERVICES & SOFTWARE -- 6.6%
    Affiliated Computer Services,
      Inc. Cl-A*@...................      25,000      1,316,250
    Cisco Systems, Inc.*............     562,100      7,363,510
    Microsoft Corp.*................     331,900     17,159,230
    Oracle Corp.*...................      33,600        362,880
    PeopleSoft, Inc.*@..............      91,000      1,665,300
    Unisys Corp.*@..................      70,000        693,000
    Veritas Software Corp.*@........      30,000        468,600
                                                   ------------
                                                     29,028,770
                                                   ------------
CONGLOMERATES -- 2.7%
    3M Co.@.........................      17,300      2,133,090
    Cendant Corp.*@.................      88,000        922,240
    Honeywell International,
      Inc. .........................      57,900      1,389,600
    Philip Morris Co., Inc. ........     174,800      7,084,644
    Textron, Inc. ..................      10,000        429,900
                                                   ------------
                                                     11,959,474
                                                   ------------
CONSTRUCTION -- 0.1%
    Centex Corp.@...................       6,700        336,340
                                                   ------------
CONSUMER PRODUCTS & SERVICES -- 7.0%
    Avon Products, Inc.@............      75,000      4,040,250
    Bausch & Lomb, Inc.@............      29,000      1,044,000
    Black & Decker Corp. ...........       8,000        343,120
    Colgate-Palmolive Co. ..........      65,000      3,407,950
    Estee Lauder Companies, Inc.
      Cl-A..........................      30,000        792,000
    Fortune Brands, Inc.@...........      20,900        972,059
    Gillette Co. ...................      47,000      1,426,920
    Johnson & Johnson Co. ..........     180,600      9,700,026
    Newell Rubbermaid, Inc. ........      20,900        633,897
    Procter & Gamble Co. ...........      75,800      6,514,252
    Tupperware Corp. ...............      56,800        856,544
    Whirlpool Corp.@................      23,000      1,201,060
                                                   ------------
                                                     30,932,078
                                                   ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 4.0%
    Consolidated Edison, Inc.@......      15,000        642,300
    Cooper Industries Ltd. Cl-A.....      23,000        838,350
    Eastman Kodak Co.@..............      21,100        739,344
    Emerson Electric Co. ...........      14,000        711,900

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SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                        SHARES        VALUE
                                        ------        -----
    General Electric Co. ...........     550,600   $ 13,407,110
    Rockwell Automation, Inc........      70,000      1,449,700
                                                   ------------
                                                     17,788,704
                                                   ------------
ENTERTAINMENT & LEISURE -- 2.2%
    AOL Time Warner, Inc.*..........     162,200      2,124,820
    Carnival Corp.@.................      28,000        698,600
    Disney, (Walt) Co. .............     111,900      1,825,089
    Harley-Davidson, Inc.@..........      38,000      1,755,600
    Viacom, Inc. Cl-B*..............      79,400      3,236,344
                                                   ------------
                                                      9,640,453
                                                   ------------
FINANCIAL-BANK & TRUST -- 6.6%
    AmSouth Bancorporation..........      40,000        768,000
    Bank of America Corp. ..........     109,500      7,617,915
    Bank One Corp.@.................      83,200      3,040,960
    Charter One Financial, Inc. ....      53,691      1,542,542
    Comerica, Inc. .................      15,000        648,600
    FleetBoston Financial Corp. ....      83,442      2,027,641
    J.P. Morgan Chase & Co. ........      70,080      1,681,920
    National City Corp. ............      44,700      1,221,204
    Regions Financial Corp. ........      18,000        600,480
    U.S. Bancorp....................     152,000      3,225,440
    Wachovia Corp. .................     121,100      4,412,884
    Wells Fargo & Co. ..............      50,600      2,371,622
                                                   ------------
                                                     29,159,208
                                                   ------------
FINANCIAL SERVICES -- 8.5%
    American Express Co. ...........      55,000      1,944,250
    Capital One Financial Corp.@....      44,000      1,307,680
    Citigroup, Inc. ................     324,600     11,422,673
    Countrywide Financial Corp.@....      27,600      1,425,540
    Fannie Mae......................      81,900      5,268,627
    Freddie Mac.....................      65,400      3,861,870
    Golden West Financial Corp. ....      14,700      1,055,607
    Goldman Sachs Group, Inc.@......      33,000      2,247,300
    Household International,
      Inc.@.........................      16,500        458,865
    KeyCorp.........................     110,000      2,765,400
    Lehman Brothers Holdings,
      Inc. .........................      14,500        772,705
    MBNA Corp. .....................      45,900        873,018
    Morgan Stanley Dean Witter &
      Co. ..........................      48,800      1,948,096
    Washington Mutual, Inc. ........      72,925      2,518,100
                                                   ------------
                                                     37,869,731
                                                   ------------
FOOD -- 1.5%
    Archer Daniels Midland Co. .....      88,808      1,101,219
    ConAgra Foods, Inc.@............      40,300      1,007,903
    Del Monte Foods Co.*............      18,221        140,302
    Heinz, (H.J.) Co. ..............      40,800      1,341,096
    Kellogg Co. ....................      35,000      1,199,450
    Kroger Co.*@....................      39,400        608,730
    Sara Lee Corp. .................      26,000        585,260
    SUPERVALU, Inc. ................      31,900        526,669
                                                   ------------
                                                      6,510,629
                                                   ------------

                                        SHARES        VALUE
                                        ------        -----
HEALTHCARE SERVICES -- 2.8%
    Cardinal Health, Inc.@..........      46,000   $  2,722,740
    HCA, Inc. ......................      19,000        788,500
    Health Management Associates,
      Inc. Cl-A@....................      80,000      1,432,000
    Humana, Inc.*...................     102,000      1,020,000
    Tenet Healthcare Corp.*.........      27,500        451,000
    UnitedHealth Group, Inc. .......      48,000      4,008,000
    WellPoint Health Networks,
      Inc.*.........................      28,000      1,992,480
                                                   ------------
                                                     12,414,720
                                                   ------------
HOTELS & MOTELS -- 0.2%
    Hilton Hotels Corp.@............      62,500        794,375
                                                   ------------
INDUSTRIAL PRODUCTS -- 0.2%
    Ingersoll-Rand Co.*.............      20,000        861,200
                                                   ------------
INSURANCE -- 4.9%
    ACE Ltd. .......................      21,000        616,140
    Aetna, Inc.@....................      13,100        538,672
    Allstate Corp. .................      32,000      1,183,680
    American International Group,
      Inc.@.........................     157,987      9,139,548
    AON Corp.@......................      55,000      1,038,950
    Chubb Corp.@....................      38,900      2,030,580
    CIGNA Corp. ....................      32,500      1,336,400
    MetLife, Inc.@..................      61,900      1,673,776
    St. Paul Companies, Inc. .......      25,000        851,250
    Torchmark Corp. ................      31,000      1,132,430
    Travelers Property Casualty
      Corp. CL-A*@..................      14,024        205,452
    Travelers Property Casualty
      Corp. CL-B*...................      28,813        422,110
    XL Capital Ltd. Cl-A............      18,500      1,429,125
                                                   ------------
                                                     21,598,113
                                                   ------------
MACHINERY & EQUIPMENT -- 1.5%
    Caterpillar, Inc.@..............      30,000      1,371,600
    Cummins, Inc.@..................      30,000        843,900
    Danaher Corp. ..................      26,000      1,708,200
    Eaton Corp.@....................      35,000      2,733,850
                                                   ------------
                                                      6,657,550
                                                   ------------
MEDICAL SUPPLIES & EQUIPMENT -- 2.8%
    Abbott Laboratories.............      51,400      2,056,000
    Amgen, Inc.*....................     104,700      5,061,198
    McKesson Corp. .................      13,000        351,390
    Medtronic, Inc. ................     106,100      4,838,160
                                                   ------------
                                                     12,306,748
                                                   ------------
METALS & MINING -- 0.4%
    Alcan, Inc. ....................      32,000        944,640
    United States Steel Corp. ......      47,000        616,640
                                                   ------------
                                                      1,561,280
                                                   ------------

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SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                        SHARES        VALUE
                                        ------        -----
OFFICE EQUIPMENT -- 0.2%
    Pitney Bowes, Inc. .............      25,000   $    816,500
                                                   ------------
OIL & GAS -- 5.5%
    Apache Corp. ...................      10,000        569,900
    ChevronTexaco Corp. ............      59,238      3,938,142
    ConocoPhillips..................      60,153      2,910,804
    Exxon Mobil Corp. ..............     361,400     12,627,316
    Halliburton Co. ................      45,000        841,950
    Marathon Oil Corp. .............      53,000      1,128,370
    Occidental Petroleum Corp. .....      63,600      1,809,420
    Schlumberger Ltd. ..............      14,000        589,260
                                                   ------------
                                                     24,415,162
                                                   ------------
PAPER & FOREST PRODUCTS -- 0.6%
    Boise Cascade Corp. ............      24,000        605,280
    Georgia-Pacific Corp. ..........      31,000        500,960
    International Paper Co. ........      13,000        454,610
    MeadWestvaco Corp. .............      50,000      1,235,500
                                                   ------------
                                                      2,796,350
                                                   ------------
PHARMACEUTICALS -- 7.2%
    Allergan, Inc.@.................      10,000        576,200
    Bristol-Meyers Squibb Co. ......      36,800        851,920
    Forest Laboratories, Inc.*......      24,000      2,357,280
    Lilly, (Eli) & Co. .............      21,400      1,358,900
    Merck & Co., Inc. ..............      76,700      4,341,987
    Pfizer, Inc.@...................     407,600     12,460,332
    Pharmacia Corp. ................      89,800      3,753,640
    Schering-Plough Corp. ..........     117,600      2,610,720
    Wyeth...........................      86,700      3,242,580
                                                   ------------
                                                     31,553,559
                                                   ------------
PRINTING & PUBLISHING -- 0.4%
    Gannett Co., Inc. ..............      22,000      1,579,600
                                                   ------------
RAILROADS -- 0.7%
    CSX Corp. ......................      20,000        566,200
    Norfolk Southern Corp. .........     130,500      2,608,695
                                                   ------------
                                                      3,174,895
                                                   ------------
REAL ESTATE -- 0.5%
    Equity Office Properties Trust
      [REIT]........................      70,000      1,748,600
    Equity Residential Properties
      Trust [REIT]..................      20,000        491,600
                                                   ------------
                                                      2,240,200
                                                   ------------

                                        SHARES        VALUE
                                        ------        -----
RESTAURANTS -- 0.1%
    Yum! Brands, Inc.*..............      26,000   $    629,720
                                                   ------------
RETAIL & MERCHANDISING -- 7.5%
    Bed Bath & Beyond, Inc.*........      56,000      1,933,680
    Federated Department Stores,
      Inc.*.........................      46,900      1,348,844
    Home Depot, Inc. ...............      59,200      1,418,432
    Kohl's Corp.*@..................      58,000      3,245,100
    Lowe's Companies, Inc. .........      91,000      3,412,500
    May Department Stores Co. ......      45,500      1,045,590
    Sears, Roebuck & Co.@...........      66,900      1,602,255
    Target Corp. ...................      20,000        600,000
    Tiffany & Co. ..................      30,000        717,300
    Wal-Mart Stores, Inc. ..........     293,900     14,844,889
    Walgreen Co. ...................     120,000      3,502,800
                                                   ------------
                                                     33,671,390
                                                   ------------
SEMICONDUCTORS -- 2.5%
    Advanced Micro Devices,
      Inc.*@........................     125,000        807,500
    Altera Corp.*@..................      70,000        863,100
    Applied Materials, Inc.*@.......     120,000      1,563,600
    Intel Corp. ....................     387,880      6,039,292
    Maxim Integrated Products,
      Inc.@.........................      46,000      1,519,840
    Micron Technology, Inc.*@.......      45,000        438,300
    Seagate Technology, Inc.
      Rights*.......................      33,800              0
                                                   ------------
                                                     11,231,632
                                                   ------------
TELECOMMUNICATIONS -- 4.4%
    AT&T Corp. .....................      23,340        609,407
    BellSouth Corp. ................      91,000      2,354,170
    Corning, Inc.*..................     264,200        874,502
    Lucent Technologies, Inc.*@.....     750,000        945,000
    Motorola, Inc.@.................      78,000        674,700
    QUALCOMM, Inc.*.................      35,000      1,273,650
    Qwest Communications
      International, Inc.@..........     229,300      1,146,500
    SBC Communications, Inc. .......     152,300      4,128,853
    Sprint Corp. ...................     153,000      2,215,440
    Verizon Communications, Inc. ...     135,200      5,239,000
                                                   ------------
                                                     19,461,222
                                                   ------------
TRANSPORTATION -- 0.7%
    United Parcel Service, Inc.
      Cl-B@.........................      47,000      2,964,760
                                                   ------------

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SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                        SHARES        VALUE
                                        ------        -----
UTILITIES -- 2.2%
    Allegheny Energy, Inc. .........      23,000   $    173,880
    Ameren Corp. ...................      25,900      1,076,663
    American Electric Power Co.,
      Inc.@.........................      85,160      2,327,423
    Cinergy Corp.sec................       3,600        121,392
    Constellation Energy Group,
      Inc.@.........................      36,000      1,001,520
    Entergy Corp. ..................      35,000      1,595,650
    PPL Corp. ......................      60,000      2,080,800
    Public Service Enterprise Group,
      Inc. .........................      27,500        882,750
    Xcel Energy, Inc. ..............      38,795        426,745
                                                   ------------
                                                      9,686,823
                                                   ------------
TOTAL INVESTMENTS -- 99.3%
  (Cost $529,634,954)...............                438,254,085
OTHER ASSETS LESS
  LIABILITIES -- 0.7%...............                  2,915,243
                                                   ------------
NET ASSETS -- 100.0%................               $441,169,328
                                                   ============

--------------------------------------------------------------------------------

Definitions of abbreviations and annotations are included following the Schedules of Investments.

See Notes to Financial Statements.

AST DeAM SMALL-CAP GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                SHARES       VALUE
                                ------       -----
COMMON STOCK -- 97.5%
AEROSPACE -- 0.6%
    Teledyne Technologies,
      Inc.*...................   94,800   $  1,486,464
    United Industrial Corp....   25,700        411,200
                                          ------------
                                             1,897,664
                                          ------------
AIRLINES -- 0.5%
    Atlantic Coast Airlines
      Holdings, Inc.*.........  133,200      1,602,396
                                          ------------
AUTOMOBILE MANUFACTURERS -- 0.9%
    Oshkosh Truck Corp........   23,100      1,420,650
    Thor Industries, Inc......   39,600      1,363,428
                                          ------------
                                             2,784,078
                                          ------------
BUILDING MATERIALS -- 1.1%
    American Woodmark
      Corp. ..................   38,100      1,809,750
    Apogee Enterprises,
      Inc. ...................   24,700        221,090
    Florida Rock Industries,
      Inc. ...................   28,300      1,076,815
                                          ------------
                                             3,107,655
                                          ------------
BUSINESS SERVICES -- 5.6%
    Advisory Board Co.*.......   32,700        977,730
    American Management
      Systems, Inc.*..........  134,700      1,615,053
    CCC Information Services
      Group, Inc.*............   53,400        947,850
    Clark Bardes, Inc.*.......   17,100        329,175
    Corporate Executive Board
      Co.*@...................   19,600        625,632
    eFunds Corp.*.............   86,900        791,659
    Foundry Networks, Inc.*...  227,100      1,598,784
    FTI Consulting, Inc.*.....   59,900      2,404,985
    John H. Harland Co........   68,800      1,522,544
    Kroll, Inc.*..............   23,000        438,840
    Per-Se Technologies,
      Inc.*...................   50,600        453,831
    Pre-Paid Legal Services,
      Inc.*...................   76,700      2,009,540
    Right Management
      Consultants, Inc.*......  193,950      2,569,838
                                          ------------
                                            16,285,461
                                          ------------
CHEMICALS -- 2.0%
    Cabot Microelectronics
      Corp.*..................   27,700      1,307,440
    Ferro Corp................   67,600      1,651,468
    Georgia Gulf Corp.........   75,450      1,745,913
    MacDermid, Inc............   14,600        333,610
    Olin Corp.................   44,300        688,865
                                          ------------
                                             5,727,296
                                          ------------
CLOTHING & APPAREL -- 1.1%
    J. Jill Group, Inc.*......  117,900      1,648,242
    Quiksilver, Inc.*.........   54,900      1,463,634
                                          ------------
                                             3,111,876
                                          ------------
COMPUTER HARDWARE -- 2.1%
    Black Box Corp............   27,300      1,223,040
    Lexar Media, Inc.*........  101,900        638,913
    SanDisk Corp.*@...........   96,800      1,965,040
    Western Digital Corp.*@...  362,700      2,317,653
                                          ------------
                                             6,144,646
                                          ------------

                                SHARES       VALUE
                                ------       -----
COMPUTER SERVICES & SOFTWARE -- 7.3%
    Ansys, Inc.*..............  114,100   $  2,304,820
    Avocent Corp.*............   83,400      1,853,148
    Cognizant Technology
      Solutions Corp.*@.......   23,500      1,697,405
    Concurrent Computer
      Corp.*..................  129,200        372,096
    Dendrite International,
      Inc.*...................  185,900      1,388,673
    FactSet Research Systems,
      Inc. ...................   20,700        585,189
    Hyperion Solutions
      Corp.*..................   77,400      1,986,858
    IDX Systems Corp.*........   32,800        558,584
    Manhattan Associates,
      Inc.*...................   54,200      1,282,372
    MRO Software, Inc.*.......   55,700        676,477
    MSC Software Corp.*.......   88,500        683,220
    Openwave Systems, Inc.*...  306,200        612,400
    Pinnacle Systems, Inc.*...  201,500      2,742,414
    Red Hat, Inc.*............  292,500      1,728,675
    THQ, Inc.*................   74,700        989,775
    Tibco Software, Inc.*.....  138,500        855,930
    Websense, Inc.*@..........   50,300      1,074,458
                                          ------------
                                            21,392,494
                                          ------------
CONSTRUCTION -- 0.5%
    Hovanian Enterprises, Inc.
      Cl-A*@..................   46,600      1,477,220
                                          ------------
CONSUMER PRODUCTS & SERVICES -- 3.6%
    Aaron Rents, Inc. Cl-B....   33,100        723,897
    Chattem, Inc.*............   40,400        830,220
    Coinstar, Inc.*...........   88,600      2,006,790
    Engineered Support
      Systems, Inc. ..........   57,750      2,117,115
    NBTY, Inc.*...............   95,000      1,670,100
    Racing Champions ERTL
      Corp.*..................   76,900      1,049,685
    Regis Corp................   54,100      1,406,059
    Rollins, Inc..............    8,400        213,780
    WD-40 Co. ................   22,500        594,450
                                          ------------
                                            10,612,096
                                          ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 5.6%
    AMETEK, Inc...............   26,000      1,000,740
    Artisan Components,
      Inc.*...................   87,600      1,351,668
    Benchmark Electronics,
      Inc.*...................   82,600      2,367,316
    Coorstek, Inc.*...........   21,500        549,325
    Dionex Corp.*.............   29,400        873,474
    InVision Technologies,
      Inc.*@..................   98,900      2,607,004
    Itron, Inc.*..............  114,900      2,202,633
    Planar Systems, Inc.*.....   32,000        660,160
    Plexus Corp.*.............   92,600        813,028
    Power-One, Inc.*..........  233,900      1,326,213
    Varian, Inc.*.............    6,100        175,009
    Woodward Governor Co......   31,200      1,357,200
    Zoran Corp.*..............   75,300      1,059,471
                                          ------------
                                            16,343,241
                                          ------------
ENTERTAINMENT & LEISURE -- 2.6%
    Boyd Gaming Corp.*........   59,600        837,380
    Isle of Capri Casinos,
      Inc.*...................  133,300      1,764,892
    MTR Gaming Group, Inc.*...  139,400      1,109,624

                                       149
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SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                SHARES       VALUE
                                ------       -----
    Multimedia Games,
      Inc.*@..................   88,800   $  2,438,448
    Penn National Gaming,
      Inc.*...................   38,200        605,852
    Speedway Motorsports,
      Inc.....................   36,200        933,236
                                          ------------
                                             7,689,432
                                          ------------
ENVIRONMENTAL SERVICES -- 0.5%
    Waste Connections,
      Inc.*...................   36,700      1,416,987
                                          ------------
EQUIPMENT SERVICES -- 0.8%
    Global Imaging Systems,
      Inc.*...................   80,200      1,474,076
    Nautilus Group, Inc.*@....   55,000        734,800
                                          ------------
                                             2,208,876
                                          ------------
FINANCIAL-BANK & TRUST -- 8.3%
    Brookline Bancorp,
      Inc.@...................  110,200      1,311,380
    City Holding Co. .........   24,200        683,650
    Community First
      Bankshares, Inc. .......   74,600      1,973,916
    East West Bancorp,
      Inc. ...................   32,200      1,161,776
    First Bancorp.............   59,550      1,345,830
    Independent Bank Corp. ...   23,835        721,247
    International Bancshares
      Corp. ..................   13,400        528,630
    Jefferies Group, Inc. ....    2,500        104,925
    MAF Bancorp, Inc. ........   57,500      1,950,975
    New Century Financial
      Corp.@..................   30,300        769,317
    R&G Financial Corp.
      Cl-B....................   59,200      1,376,400
    Republic Bancorp, Inc. ...   85,580      1,007,277
    Staten Island Bancorp.....  170,500      3,433,869
    Texas Regional Bancshares,
      Inc. Cl-A...............   38,400      1,364,774
    TrustCo Bank Corp. .......   49,700        535,766
    UCBH Holdings, Inc.@......   70,900      3,009,705
    United Bankshares,
      Inc.@...................   70,700      2,054,613
    Wintrust Financial
      Corp. ..................   38,500      1,205,820
                                          ------------
                                            24,539,870
                                          ------------
FINANCIAL SERVICES -- 1.0%
    Dime Community
      Bancshares..............   53,700      1,028,355
    Friedman, Billings, Ramsey
      Group, Inc.*............   39,700        371,592
    W Holding Co., Inc. ......   90,900      1,491,669
                                          ------------
                                             2,891,616
                                          ------------
FOOD -- 1.1%
    Del Monte Foods Co.*......  161,100      1,240,470
    Interstate Bakeries
      Corp. ..................  103,600      1,579,900
    J&J Snack Foods Corp.*....   14,900        532,079
                                          ------------
                                             3,352,449
                                          ------------
HEALTHCARE SERVICES -- 5.2%
    American Healthways,
      Inc.*...................   73,800      1,291,500
    AmSurg Corp.*.............  102,300      2,089,989
    Apria Healthcare Group,
      Inc.*...................  133,800      2,975,712
    Bio-Rad Laboratories,
      Inc.*@..................   63,100      2,441,970
    Province Healthcare
      Co.*....................      100            973
    Select Medical Corp.*.....   57,300        772,977
    Sierra Health Services,
      Inc.*...................  142,200      1,707,822

                                SHARES       VALUE
                                ------       -----
    Stericycle, Inc.*@........   95,100   $  3,079,243
    United Surgical Partners
      International, Inc.*....   50,100        782,612
                                          ------------
                                            15,142,798
                                          ------------
INDUSTRIAL PRODUCTS -- 1.6%
    Acuity Brands, Inc........   39,700        537,538
    Carlisle Companies,
      Inc. ...................   46,800      1,936,584
    Maverick Tube Corp.*......   43,000        560,290
    Steel Dynamics, Inc.*.....  136,400      1,640,892
                                          ------------
                                             4,675,304
                                          ------------
INSURANCE -- 0.5%
    Hilb, Rogal and Hamilton
      Co.@....................   38,800      1,586,920
                                          ------------
INTERNET SERVICES -- 2.4%
    Akamai Technologies,
      Inc.*@..................  222,400        384,752
    Alloy, Inc.*..............  102,900      1,126,755
    Digital Insight Corp.*....   74,100        643,929
    F5 Networks, Inc.*........   69,800        749,652
    FreeMarkets, Inc.*........   95,500        614,925
    NetBank, Inc.*............   77,200        747,296
    Overture Services,
      Inc.*@..................   65,000      1,775,150
    Priceline.com*............  232,300        371,680
    Secure Computing Corp.*...   99,800        639,718
                                          ------------
                                             7,053,857
                                          ------------
MACHINERY & EQUIPMENT -- 2.5%
    Albany International
      Corp....................   85,100      1,758,166
    CLARCOR, Inc. ............   16,000        516,320
    IDEX Corp. ...............   29,800        974,460
    Kaydon Corp. .............   30,600        649,026
    Lincoln Electric Holdings,
      Inc. ...................   56,800      1,314,920
    Nordson Corp. ............   29,700        737,451
    Toro Co. .................   21,700      1,386,630
                                          ------------
                                             7,336,973
                                          ------------
MEDICAL SUPPLIES & EQUIPMENT -- 6.7%
    Applera Corp. -- Celera
      Genomics Group*.........  106,900      1,020,895
    Cambrex Corp. ............   33,300      1,005,993
    Hologic, Inc.*............  130,000      1,587,300
    IDEXX Laboratories,
      Inc.*...................   84,700      2,820,510
    Immucor, Inc.*............   79,000      1,599,750
    INAMED Corp.*.............   28,700        883,960
    Integra LifeSciences
      Holdings Corp.*.........   90,200      1,592,030
    Mentor Corp.@.............   69,300      2,668,050
    Merit Medical Systems,
      Inc.*...................   68,500      1,364,520
    Molecular Devices
      Corp.*..................   36,100        594,567
    Possis Medical, Inc.*.....   86,600      1,558,800
    Respironics, Inc.*........   41,300      1,256,800
    SangStat Medical Corp.*...  151,300      1,709,690
                                          ------------
                                            19,662,865
                                          ------------

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SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                SHARES       VALUE
                                ------       -----
OIL & GAS -- 5.0%
    Chesapeake Energy
      Corp.@..................  333,400   $  2,580,516
    Houston Exploration
      Co.*....................   72,100      2,206,260
    Patina Oil & Gas Corp. ...  113,200      3,582,780
    Remington Oil & Gas
      Corp.*..................  207,500      3,405,075
    Stone Energy Corp.*.......   71,700      2,391,912
    Unit Corp.*...............   30,600        567,630
                                          ------------
                                            14,734,173
                                          ------------
PERSONAL SERVICES -- 1.5%
    Corinthian Colleges,
      Inc.*...................   29,900      1,132,014
    ITT Educational Services,
      Inc.*@..................  138,800      3,268,740
                                          ------------
                                             4,400,754
                                          ------------
PHARMACEUTICALS -- 6.5%
    aaiPharma, Inc.*..........   97,000      1,359,940
    Antigenics, Inc.*.........   16,500        168,960
    Array Biopharma, Inc.*....   59,800        331,890
    Atrix Laboratories,
      Inc.*...................  124,900      1,915,841
    Covance, Inc.*............   88,800      2,183,592
    Endo Pharmaceuticals
      Holdings, Inc.*.........  275,200      2,118,765
    Enzon Pharmaceuticals,
      Inc.*...................   49,000        819,280
    Eon Labs, Inc.*...........   48,400        915,244
    Genta, Inc.*@.............  133,300      1,025,077
    Impax Laboratories,
      Inc.*...................   55,900        224,159
    Ligand Pharmaceuticals,
      Inc. Cl-B*@.............  147,200        790,464
    Neurocrine Biosciences,
      Inc.*...................   52,300      2,388,018
    Perrigo Co.*..............  264,600      3,214,890
    Priority Healthcare Corp.
      Cl-B*@..................   30,700        712,240
    Trimeris, Inc.*...........   23,200        999,688
                                          ------------
                                            19,168,048
                                          ------------
PRINTING & PUBLISHING -- 0.6%
    Banta Corp................   51,700      1,616,659
                                          ------------
REAL ESTATE -- 3.8%
    Alexandria Real Estate
      Equities, Inc. [REIT]...   34,800      1,482,480
    Chateau Communities, Inc.
      [REIT]..................   37,600        864,800
    Chelsea Property Group,
      Inc. [REIT]@............   57,000      1,898,670
    Essex Property Trust, Inc.
      [REIT]..................   31,100      1,581,435
    Federal Realty Investment
      Trust [REIT]............   68,000      1,912,160
    Mills Corp. [REIT]........   41,100      1,205,874
    Ventas, Inc. [REIT].......   62,200        712,190
    Washington Real Estate
      Investment Trust
      [REIT]..................   61,700      1,573,350
                                          ------------
                                            11,230,959
                                          ------------

                                SHARES       VALUE
                                ------       -----
RESTAURANTS -- 0.7%
    Panera Bread Co. Cl-A*@...   55,800   $  1,942,398
                                          ------------
RETAIL & MERCHANDISING -- 6.1%
    Claire's Stores, Inc. ....   39,800        878,386
    Gymboree Corp.*...........  135,400      2,147,444
    Hollywood Entertainment
      Corp.*..................  155,800      2,352,580
    Movie Gallery, Inc.*@.....  173,600      2,256,800
    Payless ShoeSource,
      Inc.*...................   55,700      2,866,879
    Sharper Image Corp.*......   36,700        639,681
    Stage Stores, Inc.*.......   44,300        932,072
    The Children's Place
      Retail Stores, Inc.*....   52,900        562,856
    Tractor Supply Co.*.......   56,500      2,124,400
    Tuesday Morning Corp.*....  101,300      1,732,230
    Urban Outfitters, Inc.*...   55,300      1,303,421
                                          ------------
                                            17,796,749
                                          ------------
SEMICONDUCTORS -- 3.8%
    Chippac, Inc. Cl-A*.......  402,600      1,429,230
    Cree, Inc.*@..............   81,000      1,324,350
    ESS Technology, Inc.*.....  307,700      1,935,433
    Photronics, Inc.*.........  119,300      1,634,410
    Pixelworks, Inc.*.........  135,800        787,640
    Power Integrations,
      Inc.*...................  101,000      1,717,000
    Silicon Laboratories,
      Inc.*@..................   57,300      1,093,284
    Skyworks Solutions,
      Inc.*@..................  141,700      1,221,454
                                          ------------
                                            11,142,801
                                          ------------
TELECOMMUNICATIONS -- 4.5%
    Avid Technology, Inc.*....   98,400      2,258,280
    Commonwealth Telephone
      Enterprises, Inc.*......   64,900      2,326,016
    Inter-Tel, Inc.@..........  110,300      2,306,373
    Interdigital
      Communications Corp.*...  108,700      1,582,672
    Intrado, Inc.*............  182,500      1,812,043
    Plantronics, Inc.*@.......  112,000      1,694,560
    Powerwave Technologies,
      Inc.*...................  216,300      1,168,020
                                          ------------
                                            13,147,964
                                          ------------
TRANSPORTATION -- 0.7%
    Knight Transportation,
      Inc.*...................  104,600      2,196,600
                                          ------------
UTILITIES -- 0.2%
    Southwestern Energy
      Co.*....................   54,000        618,300
                                          ------------
TOTAL COMMON STOCK
  (Cost $307,680,939).........             286,039,475
                                          ------------

AST DeAM SMALL-CAP GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                          PAR
                                         (000)         VALUE
                                         -----         -----
SHORT-TERM INVESTMENTS -- 0.5%
U.S. TREASURY OBLIGATIONS
    U.S. Treasury Bills
      1.17%, 01/23/03#...............  $      110   $    109,921
      1.625%, 01/23/03#..............       1,250      1,249,083
                                                    ------------
    (Cost $1,358,680)................                  1,359,004
                                                    ------------
TOTAL INVESTMENTS -- 98.0%
  (Cost $309,039,619)................                287,398,479
OTHER ASSETS LESS
  LIABILITIES -- 2.0%................                  5,898,945
                                                    ------------
NET ASSETS -- 100.0%.................               $293,297,424
                                                    ============

# Securities with an aggregate market value of $1,359,004 have been segregated with the custodian to cover margin requirements for the following open futures contracts at December 31, 2002:

                              EXPIRATION    NUMBER OF     UNREALIZED
        DESCRIPTION             MONTH       CONTRACTS    DEPRECIATION
---------------------------------------------------------------------
Russell 2000................    03/03          39          $(56,284)
                                                           ========

--------------------------------------------------------------------------------

Definitions of abbreviations and annotations are included following the Schedules of Investments.

See Notes to Financial Statements.

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SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                          SHARES       VALUE
                                          ------       -----
FOREIGN STOCK -- 59.0%
AUSTRALIA -- 3.3%
    News Corp. Ltd. ...................  134,779    $   871,265
    QBE Insurance Group Ltd. ..........  239,075      1,097,181
                                                    -----------
                                                      1,968,446
                                                    -----------
CANADA -- 2.6%
    BCE, Inc. .........................   39,029        704,102
    Canadian National Railway Co. .....    7,261        301,767
    Canadian Natural Resources Ltd. ...   11,230        332,682
    Talisman Energy, Inc. .............    6,330        227,792
                                                    -----------
                                                      1,566,343
                                                    -----------
FRANCE -- 9.5%
    Aventis SA.........................   15,520        843,611
    Bouygues SA........................   18,800        525,154
    Cap Gemini SA......................    9,650        220,549
    Carrefour SA.......................   14,190        631,795
    L'Air Liquide SA...................    9,311      1,228,153
    Sanofi-Synthelabo SA...............   16,170        988,386
    TotalFinaELF SA....................    8,800      1,256,787
                                                    -----------
                                                      5,694,435
                                                    -----------
GERMANY -- 1.7%
    Bayerische Motoren Werke AG........   13,480        409,081
    Linde AG...........................   16,550        607,836
                                                    -----------
                                                      1,016,917
                                                    -----------
IRELAND -- 0.7%
    Irish Life & Permanent PLC.........   37,680        407,257
                                                    -----------
ITALY -- 0.6%
    Snam Rete Gas SPA..................   99,820        340,425
                                                    -----------
JAPAN -- 6.4%
    Canon, Inc. .......................   18,000        678,015
    Chugai Pharmaceutical Co. Ltd. ....   59,700        568,475
    Credit Saison Co. Ltd. ............   14,800        252,549
    Honda Motor Co. Ltd. ..............   17,700        654,782
    Nissan Motor Co. Ltd. .............   66,900        522,031
    Ono Pharmaceutical Co. Ltd. .......   11,000        332,771
    Shiseido Co. Ltd. .................   45,000        585,110
    Tokyo Broadcasting System, Inc. ...   21,000        264,026
                                                    -----------
                                                      3,857,759
                                                    -----------
KOREA -- 0.3%
    Samsung Electronics Co. Ltd. ......      760        201,206
                                                    -----------
MEXICO -- 0.4%
    Coca-Cola Femsa SA [ADR]...........   12,100        216,590
                                                    -----------
NETHERLANDS -- 7.0%
    AKZO Nobel NV......................   30,680        973,227
    Elsevier NV........................  100,620      1,230,073
    STMicroelectronics NV..............   23,590        462,408
    Unilever NV........................   21,490      1,320,336
    Vodafone Libertel NV*..............   23,350        249,434
                                                    -----------
                                                      4,235,478
                                                    -----------

                                          SHARES       VALUE
                                          ------       -----
SINGAPORE -- 1.1%
    DBS Group Holdings Ltd. ...........   60,500    $   383,682
    Haw Par Corp. Ltd. ................    1,798          3,379
    United Overseas Bank Ltd. .........   44,000        299,335
                                                    -----------
                                                        686,396
                                                    -----------
SPAIN -- 3.3%
    Gas Natural SDG SA.................   32,640        618,912
    Iberdrola SA.......................   51,430        720,475
    Telefonica SA*.....................   73,700        659,686
                                                    -----------
                                                      1,999,073
                                                    -----------
SWEDEN -- 0.3%
    Saab AB............................   14,040        154,687
                                                    -----------
SWITZERLAND -- 6.7%
    Novartis AG........................   21,100        769,872
    Syngenta AG........................   35,946      2,081,072
    Synthes-Stratec, Inc. .............    1,090        668,494
    UBS AG.............................   10,953        532,326
                                                    -----------
                                                      4,051,764
                                                    -----------
UNITED KINGDOM -- 15.1%
    BOC Group PLC......................   63,180        903,226
    BP PLC.............................   95,300        655,125
    British Sky Broadcasting Group
      PLC*.............................   50,580        520,335
    Capital Radio PLC..................   17,780        141,690
    Diageo PLC.........................  187,346      2,035,879
    GlaxoSmithKline PLC................   30,090        577,433
    Granada Compass PLC................  345,700        443,847
    Next Group PLC.....................   44,250        524,674
    Reckitt Benckiser PLC..............   75,690      1,468,349
    Royal Bank of Scotland Group PLC...   32,060        768,015
    Vodafone Group PLC.................  385,834        703,465
    William Hill PLC...................  103,360        377,730
                                                    -----------
                                                      9,119,768
                                                    -----------
TOTAL FOREIGN STOCK
  (Cost $36,946,274)...................              35,516,544
                                                    -----------
U.S. STOCK -- 37.7%
BEVERAGES -- 1.3%
    PepsiCo, Inc. .....................   18,800        793,736
                                                    -----------
BUSINESS SERVICES -- 0.9%
    Aramark Corp.*.....................   21,920        515,120
                                                    -----------
CHEMICALS -- 3.2%
    Air Products & Chemicals, Inc. ....   13,180        563,445
    Praxair, Inc. .....................   23,910      1,381,281
                                                    -----------
                                                      1,944,726
                                                    -----------
CLOTHING & APPAREL -- 1.0%
    Nike, Inc. Cl-B....................   13,020        578,999
                                                    -----------

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SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                          SHARES       VALUE
                                          ------       -----
COMPUTER HARDWARE -- 1.9%
    Hewlett-Packard Co. ...............   31,589    $   548,385
    International Business Machines
      Corp. ...........................    7,400        573,500
                                                    -----------
                                                      1,121,885
                                                    -----------
COMPUTER SERVICES & SOFTWARE -- 1.5%
    Microsoft Corp.*...................    8,400        434,280
    Oracle Corp.*......................   45,650        493,020
                                                    -----------
                                                        927,300
                                                    -----------
CONSUMER PRODUCTS & SERVICES -- 0.6%
    Alberto-Culver Co. Cl-B............    7,620        384,048
                                                    -----------
ENTERTAINMENT & LEISURE -- 1.2%
    AOL Time Warner, Inc.*.............   56,600        741,460
                                                    -----------
FINANCIAL-BANK & TRUST -- 1.7%
    Southtrust Corp. ..................   18,200        452,270
    SunTrust Banks, Inc. ..............   10,340        588,553
                                                    -----------
                                                      1,040,823
                                                    -----------
FINANCIAL SERVICES -- 2.5%
    Citigroup, Inc. ...................   16,800        591,192
    Goldman Sachs Group, Inc. .........    6,550        446,055
    Merrill Lynch & Co., Inc. .........   12,510        474,755
                                                    -----------
                                                      1,512,002
                                                    -----------
FOOD -- 2.3%
    Kellogg Co. .......................   15,740        539,410
    Safeway, Inc.*.....................   21,790        509,014
    The J.M. Smucker Co. ..............    8,700        346,347
                                                    -----------
                                                      1,394,771
                                                    -----------
HEALTHCARE SERVICES -- 1.7%
    IMS Health, Inc. ..................   19,050        304,800
    Lincare Holdings, Inc.*............   21,950        694,059
                                                    -----------
                                                        998,859
                                                    -----------
INSURANCE -- 6.0%
    Ace Ltd. ..........................   34,810      1,021,324
    Allstate Corp. ....................   15,680        580,003
    CIGNA Corp. .......................    8,890        365,557
    Metlife, Inc. .....................   21,560        582,982
    SAFECO Corp. ......................   17,210        596,671
    St. Paul Companies, Inc. ..........   13,430        457,292
                                                    -----------
                                                      3,603,829
                                                    -----------
MEDICAL SUPPLIES & EQUIPMENT -- 1.9%
    Guidant Corp.*.....................   16,900        521,365
    Johnson & Johnson..................   11,200        601,552
                                                    -----------
                                                      1,122,917
                                                    -----------

                                          SHARES       VALUE
                                          ------       -----
OIL & GAS -- 0.5%
    ConocoPhilips......................    6,168    $   298,470
                                                    -----------
PHARMACEUTICALS -- 3.1%
    Lilly, (Eli) & Co. ................    9,650        612,775
    Merck & Co., Inc. .................   11,480        649,883
    Pfizer, Inc. ......................   19,130        584,804
                                                    -----------
                                                      1,847,462
                                                    -----------
PRINTING & PUBLISHING -- 1.4%
    Viacom, Inc. Cl-B*.................   20,950        853,922
                                                    -----------
RESTAURANTS -- 1.2%
    Yum! Brands, Inc.*.................   30,340        734,835
                                                    -----------
RETAIL & MERCHANDISING -- 1.3%
    The Home Depot, Inc. ..............   32,550        779,898
                                                    -----------
TELECOMMUNICATIONS -- 1.6%
    AT&T Corp. ........................    4,860        126,895
    BellSouth Corp. ...................   22,220        574,831
    SBC Communications, Inc. ..........    9,000        243,990
                                                    -----------
                                                        945,716
                                                    -----------
TRANSPORTATION -- 0.9%
    FedEx Corp. .......................   10,170        551,417
                                                    -----------
TOTAL U.S. STOCK
  (Cost $24,960,091)...................              22,692,195
                                                    -----------
                                           PAR
                                          (000)
                                          -----
SHORT-TERM INVESTMENTS -- 3.6%
U.S. GOVERNMENT AGENCY OBLIGATIONS
    Federal Home Loan Banks
      0.75%, 01/02/03
    (Cost $2,147,955)..................  $ 2,148      2,147,955
                                                    -----------
TOTAL INVESTMENTS -- 100.3%
  (Cost $64,054,320)...................              60,356,694
LIABILITIES IN EXCESS OF
  OTHER ASSETS -- (0.3%)...............                (189,623)
                                                    -----------
NET ASSETS -- 100.0%...................             $60,167,071
                                                    ===========

AST MFS GLOBAL EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002
--------------------------------------------------------------------------------

The following is a breakdown of the foreign stock portion of the Portfolio, by industry classification, as of December 31, 2002. Percentages are based on net assets.

INDUSTRY
--------
Aerospace.............................................   0.3%
Automobile Manufacturers..............................   2.6%
Beverages.............................................   3.7%
Broadcasting..........................................   2.3%
Business Services.....................................   1.1%
Chemicals.............................................   8.6%
Computer Hardware.....................................   0.4%
Conglomerates.........................................   1.5%
Construction..........................................   1.9%
Consumer Products & Services..........................   3.4%
Electronic Components & Equipment.....................   0.3%
Entertainment & Leisure...............................   0.6%
Financial-Bank & Trust................................   3.3%
Financial Services....................................   1.1%
Food..................................................   3.2%
Healthcare Services...................................   1.1%
Insurance.............................................   2.3%
Oil & Gas.............................................   5.7%
Pharmaceuticals.......................................   6.8%
Printing & Publishing.................................   2.0%
Retail & Merchandising................................   0.9%
Semiconductors........................................   0.8%
Telecommunications....................................   3.9%
Utilities.............................................   1.2%
                                                        ----
Total.................................................  59.0%
                                                        ====

--------------------------------------------------------------------------------

Definitions of abbreviations and annotations are included following the Schedules of Investments.

See Notes to Financial Statements.

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SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                        SHARES        VALUE
                                        ------        -----
COMMON STOCK -- 95.3%
AEROSPACE -- 1.2%
    Lockheed Martin Corp. ...........     29,500   $  1,703,625
    Northrop Grumman Corp.@..........     48,300      4,685,100
                                                   ------------
                                                      6,388,725
                                                   ------------
AIRLINES -- 0.1%
    Southwest Airlines Co. ..........     52,500        729,750
                                                   ------------
BEVERAGES -- 3.2%
    Anheuser-Busch Companies,
      Inc. ..........................     45,000      2,178,000
    Coca-Cola Co. ...................     54,500      2,388,190
    Pepsi Bottling Group, Inc. ......    105,400      2,708,780
    PepsiCo, Inc. ...................    220,700      9,317,954
                                                   ------------
                                                     16,592,924
                                                   ------------
BROADCASTING -- 2.0%
    Clear Channel Communications,
      Inc.*..........................    137,660      5,133,341
    Fox Entertainment Group, Inc.
      Cl-A*..........................     90,100      2,336,293
    Liberty Media Corp. Cl-A*........    341,100      3,049,434
                                                   ------------
                                                     10,519,068
                                                   ------------
BUSINESS SERVICES -- 2.3%
    Accenture Ltd. Cl-A*.............    201,200      3,619,588
    First Data Corp. ................    206,940      7,327,745
    Paychex, Inc. ...................     44,900      1,252,710
                                                   ------------
                                                     12,200,043
                                                   ------------
CABLE TELEVISION -- 0.7%
    Comcast Corp. Cl-A*..............    156,352      3,685,217
                                                   ------------
COMPUTER HARDWARE -- 3.3%
    Dell Computer Corp.*.............    321,720      8,602,793
    International Business Machines
      Corp.@.........................    110,500      8,563,750
                                                   ------------
                                                     17,166,543
                                                   ------------
COMPUTER SERVICES & SOFTWARE -- 14.7%
    Affiliated Computer Services,
      Inc. Cl-A*@....................    114,400      6,023,160
    Automatic Data Processing,
      Inc. ..........................    267,300     10,491,525
    BEA Systems, Inc.*...............     58,800        674,436
    Cadence Design Systems, Inc.*....     69,800        822,942
    Cisco Systems, Inc.*.............    941,080     12,328,148
    Intuit, Inc.*....................     80,400      3,772,368
    Microsoft Corp.*.................    439,690     22,731,972
    Oracle Corp.*....................  1,053,130     11,373,804
    PeopleSoft, Inc.*@...............    192,580      3,524,214
    Veritas Software Corp.*@.........    326,411      5,098,540
                                                   ------------
                                                     76,841,109
                                                   ------------
CONGLOMERATES -- 3.5%
    3M Co.sec........................     86,630     10,681,479
    Philip Morris Co., Inc. .........    113,900      4,616,367
    Tyco International Ltd.@.........    193,800      3,310,104
                                                   ------------
                                                     18,607,950
                                                   ------------

                                        SHARES        VALUE
                                        ------        -----
CONSUMER PRODUCTS & SERVICES -- 7.6%
    Avon Products, Inc.@.............    192,100   $ 10,348,427
    Colgate-Palmolive Co. ...........    127,300      6,674,339
    Gillette Co. ....................    113,000      3,430,680
    Johnson & Johnson Co. ...........    237,458     12,753,869
    Procter & Gamble Co. ............     31,100      2,672,734
    USA Interactive*@................    170,100      3,898,692
    Weight Watchers International,
      Inc.*..........................      5,900        271,223
                                                   ------------
                                                     40,049,964
                                                   ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 2.7%
    General Electric Co. ............    498,350     12,134,823
    Teradyne, Inc.*@.................    153,500      1,997,035
                                                   ------------
                                                     14,131,858
                                                   ------------
ENTERTAINMENT & LEISURE -- 3.1%
    AOL Time Warner, Inc.*...........    373,600      4,894,160
    Carnival Corp.@..................     65,300      1,629,235
    Disney, (Walt) Co. ..............     98,600      1,608,166
    Harley-Davidson, Inc.@...........     68,140      3,148,068
    Viacom, Inc. Cl-B*...............    127,691      5,204,685
                                                   ------------
                                                     16,484,314
                                                   ------------
FINANCIAL SERVICES -- 9.5%
    American Express Co. ............    178,700      6,317,045
    Citigroup, Inc. .................    240,145      8,450,703
    Freddie Mac......................    180,140     10,637,267
    Goldman Sachs Group, Inc.@.......     84,900      5,781,690
    Merrill Lynch & Co., Inc. .......     94,300      3,578,685
    Schwab, (Charles) Corp. .........    194,600      2,111,410
    SLM Corp. .......................    122,700     12,743,622
                                                   ------------
                                                     49,620,422
                                                   ------------
FOOD -- 1.3%
    Hershey Foods Corp.@.............     20,800      1,402,752
    Sysco Corp. .....................    184,400      5,493,276
                                                   ------------
                                                      6,896,028
                                                   ------------
HEALTHCARE SERVICES -- 0.2%
    Cardinal Health, Inc.@...........     22,200      1,314,018
                                                   ------------
INSURANCE -- 3.7%
    ACE Ltd.@........................     53,700      1,575,558
    AFLAC, Inc.@.....................    105,100      3,165,612
    American International Group,
      Inc. ..........................     73,155      4,232,017
    Berkshire Hathaway, Inc.*........         12        873,000
    Marsh & McLennan Companies,
      Inc. ..........................     93,900      4,339,119
    XL Capital Ltd. Cl-A.............     67,400      5,206,650
                                                   ------------
                                                     19,391,956
                                                   ------------

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SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                        SHARES        VALUE
                                        ------        -----
INTERNET SERVICES -- 0.7%
    eBay, Inc.*@.....................     39,400   $  2,672,108
    Symantec Corp.*..................     24,800      1,004,648
                                                   ------------
                                                      3,676,756
                                                   ------------
MACHINERY & EQUIPMENT -- 1.1%
    Illinois Tool Works, Inc. .......     91,500      5,934,690
                                                   ------------
MEDICAL SUPPLIES & EQUIPMENT -- 6.4%
    Abbott Laboratories..............     65,500      2,620,000
    Amgen, Inc.*.....................    250,800     12,123,672
    Boston Scientific Corp.*.........    166,200      7,066,824
    Genzyme Corp.*@..................     83,200      2,460,224
    Guidant Corp.*...................     26,800        826,780
    Medtronic, Inc. .................    180,600      8,235,360
    St. Jude Medical, Inc.*..........     13,300        528,276
                                                   ------------
                                                     33,861,136
                                                   ------------
OIL & GAS -- 4.1%
    Anadarko Petroleum Corp. ........     38,300      1,834,570
    BJ Services Co.*@................    139,700      4,513,707
    Encana Corp. ....................    171,500      5,333,650
    Noble Corp.*.....................     51,300      1,803,195
    Schlumberger Ltd. ...............    188,300      7,925,547
                                                   ------------
                                                     21,410,669
                                                   ------------
PERSONAL SERVICES -- 1.1%
    Apollo Group, Inc. Cl-A*@........    126,300      5,557,200
                                                   ------------
PHARMACEUTICALS -- 8.7%
    Biogen, Inc.*@...................     17,400        697,044
    Forest Laboratories, Inc.*.......     75,600      7,425,432
    Genentech, Inc.*.................     31,700      1,051,172
    Lilly, (Eli) & Co. ..............    155,900      9,899,650
    Pfizer, Inc.@....................    695,322     21,255,994
    Teva Pharmaceutical Industries
      Ltd. [ADR]@....................    104,300      4,027,023
    Wyeth............................     39,000      1,458,600
                                                   ------------
                                                     45,814,915
                                                   ------------
RETAIL & MERCHANDISING -- 8.4%
    Bed Bath & Beyond, Inc.*.........     41,200      1,422,636
    Best Buy Co., Inc.*..............     65,500      1,581,825
    Gap, Inc.@.......................    127,900      1,985,008
    Home Depot, Inc. ................     48,700      1,166,852
    Kohl's Corp.*@...................    192,500     10,770,375

                                        SHARES        VALUE
                                        ------        -----
    Lowe's Companies, Inc. ..........     72,140   $  2,705,250
    Office Depot, Inc.*..............     92,000      1,357,920
    Staples, Inc.*...................    221,800      4,058,940
    Target Corp. ....................    105,400      3,162,000
    TJX Companies, Inc.@.............    246,100      4,803,872
    Wal-Mart Stores, Inc. ...........    208,200     10,516,182
    Walgreen Co. ....................     30,000        875,700
                                                   ------------
                                                     44,406,560
                                                   ------------
SEMICONDUCTORS -- 3.4%
    Analog Devices, Inc.*@...........    212,300      5,067,601
    Intel Corp. .....................     94,300      1,468,251
    KLA-Tencor Corp.*................     14,400        509,328
    Maxim Integrated Products,
      Inc.@..........................    110,600      3,654,224
    Microchip Technology, Inc. ......    146,300      3,577,035
    Seagate Technology, Inc.
      Rights*........................     15,300              0
    Taiwan Semiconductor
      Manufacturing Co. Ltd.
      [ADR]*@........................    253,140      1,784,637
    Xilinx, Inc.*....................     88,000      1,812,800
                                                   ------------
                                                     17,873,876
                                                   ------------
TELECOMMUNICATIONS -- 1.5%
    AT&T Wireless Services, Inc.*@...    152,600        862,190
    Nokia Corp. Cl-A [ADR]...........    263,700      4,087,350
    Vodafone Group PLC [ADR].........    161,988      2,935,223
                                                   ------------
                                                      7,884,763
                                                   ------------
TRANSPORTATION -- 0.8%
    United Parcel Service, Inc.
      Cl-B@..........................     69,100      4,358,828
                                                   ------------
TOTAL COMMON STOCK
  (Cost $515,028,029)................               501,399,282
                                                   ------------
FOREIGN STOCK -- 1.7%
BROADCASTING -- 0.6%
    News Corp. Ltd. -- (AUD).........    475,406      3,073,215
                                                   ------------
MEDICAL SUPPLIES & EQUIPMENT -- 1.1%
    Alcon, Inc. -- (CHF)*............    144,900      5,716,305
                                                   ------------
TOTAL FOREIGN STOCK
  (Cost $9,000,685)..................                 8,789,520
                                                   ------------

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DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                        SHARES        VALUE
                                        ------        -----
SHORT-TERM INVESTMENTS -- 2.1%
REGISTERED INVESTMENT COMPANIES -- 0.0%
    Temporary Investment Cash Fund...     19,935   $     19,935
    Temporary Investment Fund........     19,935         19,935
                                                   ------------
                                                         39,870
                                                   ------------
                                          PAR
                                         (000)
                                         -----
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 2.1%
    Federal Home Loan Bank
      0.75%, 01/02/03................  $  11,116     11,115,768
                                                   ------------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $11,155,638).................                11,155,638
                                                   ------------
TOTAL INVESTMENTS -- 99.1%
  (Cost $535,184,352)................               521,344,440
OTHER ASSETS LESS
  LIABILITIES -- 0.9%................                 4,740,157
                                                   ------------
NET ASSETS -- 100.0%.................              $526,084,597
                                                   ============

--------------------------------------------------------------------------------

Definitions of abbreviations and annotations are included following the Schedules of Investments.

See Notes to Financial Statements.

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SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                          SHARES       VALUE
                                          ------       -----
COMMON STOCK -- 94.5%
AEROSPACE -- 0.9%
    Lockheed Martin Corp.@..............    8,340   $   481,635
    Northrop Grumman Corp. .............    2,740       265,780
                                                    -----------
                                                        747,415
                                                    -----------
BEVERAGES -- 2.6%
    Anheuser-Busch Companies, Inc. .....   19,230       930,732
    PepsiCo, Inc. ......................   31,866     1,345,383
                                                    -----------
                                                      2,276,115
                                                    -----------
BROADCASTING -- 0.3%
    Clear Channel Communications,
      Inc.*.............................    7,230       269,607
                                                    -----------
BUSINESS SERVICES -- 1.4%
    Accenture Ltd. Cl-A*................   28,420       511,276
    First Data Corp.@...................   21,320       754,941
                                                    -----------
                                                      1,266,217
                                                    -----------
CABLE TELEVISION -- 0.3%
    Comcast Corp. Cl-A*.................   11,633       274,190
                                                    -----------
CHEMICALS -- 1.9%
    Air Products & Chemicals, Inc. .....    7,080       302,670
    PPG Industries, Inc.@...............   12,820       642,923
    Praxair, Inc. ......................   12,200       704,794
                                                    -----------
                                                      1,650,387
                                                    -----------
CLOTHING & APPAREL -- 0.3%
    Nike, Inc. Cl-B.....................    5,120       227,686
                                                    -----------
COMPUTER HARDWARE -- 3.5%
    Dell Computer Corp.*@...............   28,850       771,449
    Hewlett-Packard Co. ................   11,971       207,817
    International Business Machines
      Corp. ............................   27,110     2,101,025
                                                    -----------
                                                      3,080,291
                                                    -----------
COMPUTER SERVICES & SOFTWARE -- 7.8%
    Agilent Technologies, Inc.*@........    5,830       104,707
    Automatic Data Processing, Inc. ....   17,260       677,455
    Cisco Systems, Inc.*................  156,240     2,046,743
    Microsoft Corp.*@...................   52,750     2,727,174
    Oracle Corp.*.......................   77,720       839,376
    PeopleSoft, Inc.*@..................    4,540        83,082
    Veritas Software Corp.*@............   18,730       292,563
                                                    -----------
                                                      6,771,100
                                                    -----------
CONGLOMERATES -- 3.4%
    3M Co.@.............................    8,050       992,565
    Cendant Corp.*......................    7,120        74,618
    ITT Industries, Inc. ...............    2,290       138,980
    Philip Morris Co., Inc. ............   44,070     1,786,157
                                                    -----------
                                                      2,992,320
                                                    -----------
CONSUMER PRODUCTS & SERVICES -- 6.2%
    Avon Products, Inc.@................    7,390       398,099
    Colgate-Palmolive Co.@..............    9,720       509,620
    Gillette Co. .......................   16,380       497,297

                                          SHARES       VALUE
                                          ------       -----
    Johnson & Johnson Co.@..............   37,730   $ 2,026,478
    Kimberly-Clark Corp. ...............   10,070       478,023
    Newell Rubbermaid, Inc. ............    7,040       213,523
    Procter & Gamble Co. ...............   15,650     1,344,961
                                                    -----------
                                                      5,468,001
                                                    -----------
CONTAINERS & PACKAGING -- 0.2%
    Smurfit-Stone Container Corp.*@.....    9,080       139,750
                                                    -----------
ELECTRONIC COMPONENTS & EQUIPMENT -- 2.5%
    Eastman Kodak Co.@..................    4,070       142,613
    General Electric Co. ...............   76,080     1,852,548
    Rockwell Automation, Inc. ..........    2,900        60,059
    STMicroelectronics NV NY Reg. ......    5,940       115,889
                                                    -----------
                                                      2,171,109
                                                    -----------
ENTERTAINMENT & LEISURE -- 3.3%
    AOL Time Warner, Inc.*..............   53,970       707,007
    Disney, (Walt) Co.@.................   11,420       186,260
    Harley-Davidson, Inc.@..............    4,010       185,262
    Viacom, Inc. Cl-B*..................   44,524     1,814,798
                                                    -----------
                                                      2,893,327
                                                    -----------
ENVIRONMENTAL SERVICES -- 0.2%
    Waste Management, Inc. .............    6,820       156,314
                                                    -----------
FINANCIAL-BANK & TRUST -- 5.1%
    Bank of America Corp. ..............   20,990     1,460,274
    Bank of New York Co., Inc. .........    4,710       112,852
    Bank One Corp. .....................       30         1,097
    Charter One Financial, Inc. ........    4,468       128,366
    FleetBoston Financial Corp. ........    5,140       124,902
    State Street Corp. .................    8,820       343,980
    SunTrust Banks, Inc. ...............    4,150       236,218
    Wachovia Corp. .....................    7,750       282,410
    Wells Fargo & Co. ..................   38,690     1,813,399
                                                    -----------
                                                      4,503,498
                                                    -----------
FINANCIAL SERVICES -- 7.5%
    American Express Co. ...............    8,330       294,466
    Citigroup, Inc.@....................   57,800     2,033,981
    Fannie Mae..........................   12,730       818,920
    Freddie Mac.........................   32,530     1,920,896
    Goldman Sachs Group, Inc.@..........   10,740       731,394
    Lehman Brothers Holdings, Inc. .....    4,250       226,483
    Mellon Financial Corp. .............    6,960       181,726
    Merrill Lynch & Co., Inc.@..........    8,800       333,960
                                                    -----------
                                                      6,541,826
                                                    -----------
FOOD -- 2.0%
    Archer Daniels Midland Co. .........    8,200       101,680
    Kellogg Co. ........................   15,870       543,865
    Kroger Co.*@........................   27,780       429,201
    Safeway, Inc.*......................   17,260       403,194
    Sysco Corp. ........................    9,200       274,068
                                                    -----------
                                                      1,752,008
                                                    -----------

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SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                          SHARES       VALUE
                                          ------       -----
HEALTHCARE SERVICES -- 1.2%
    Cardinal Health, Inc.@..............    5,985   $   354,252
    HCA, Inc.@..........................   13,730       569,795
    UnitedHealth Group, Inc.@...........    1,380       115,230
                                                    -----------
                                                      1,039,277
                                                    -----------
HOTELS & MOTELS -- 0.2%
    Starwood Hotels & Resorts Worldwide,
      Inc. .............................    6,820       161,907
                                                    -----------
INSURANCE -- 5.5%
    AFLAC, Inc.@........................    3,490       105,119
    Allstate Corp. .....................   11,990       443,510
    American International Group,
      Inc.@.............................   12,815       741,347
    Chubb Corp.@........................   11,680       609,696
    Marsh & McLennan Companies, Inc. ...    7,760       358,590
    MetLife, Inc.@......................   22,990       621,650
    St. Paul Companies, Inc.@...........   15,760       536,628
    The Hartford Financial Services
      Group, Inc.@......................   15,640       710,525
    Travelers Property Casualty Corp.
      CL-A*@............................   26,786       392,415
    UnumProvident Corp.@................    4,540        79,632
    XL Capital Ltd. Cl-A@...............    3,120       241,020
                                                    -----------
                                                      4,840,132
                                                    -----------
INTERNET SERVICES -- 0.0%
    E.piphany, Inc.*....................       40           167
                                                    -----------
MACHINERY & EQUIPMENT -- 1.6%
    Caterpillar, Inc. ..................    2,220       101,498
    Danaher Corp.@......................    5,040       331,128
    Deere & Co. ........................   10,560       484,176
    Illinois Tool Works, Inc.@..........    7,800       505,908
                                                    -----------
                                                      1,422,710
                                                    -----------
MEDICAL SUPPLIES & EQUIPMENT -- 2.2%
    Abbott Laboratories.................   20,960       838,400
    Amgen, Inc.*@.......................    7,090       342,731
    Baxter International, Inc. .........    3,980       111,440
    Boston Scientific Corp.*@...........    2,600       110,552
    Guidant Corp.*......................    3,600       111,060
    Medtronic, Inc. ....................    8,070       367,992
                                                    -----------
                                                      1,882,175
                                                    -----------
METALS & MINING -- 0.6%
    Alcoa, Inc. ........................   22,550       513,689
                                                    -----------
OIL & GAS -- 7.2%
    Baker Hughes, Inc.@.................    9,810       315,784
    BJ Services Co.*....................    2,430        78,513
    BP PLC [ADR]........................   35,809     1,455,636
    ConocoPhillips......................    4,440       214,852
    Encana Corp. .......................   21,920       681,712
    Exxon Mobil Corp. ..................   87,794     3,067,522

                                          SHARES       VALUE
                                          ------       -----
    Schlumberger Ltd. ..................    7,420   $   312,308
    Unocal Corp. .......................    6,810       208,250
                                                    -----------
                                                      6,334,577
                                                    -----------
PAPER & FOREST PRODUCTS -- 0.9%
    International Paper Co.@............   22,860       799,414
                                                    -----------
PHARMACEUTICALS -- 6.8%
    Forest Laboratories, Inc.*@.........    4,850       476,367
    Lilly, (Eli) & Co.@.................   28,530     1,811,655
    Merck & Co., Inc. ..................   11,820       669,130
    Pfizer, Inc.@.......................   90,252     2,759,004
    Pharmacia Corp. ....................    6,000       250,800
                                                    -----------
                                                      5,966,956
                                                    -----------
PRINTING & PUBLISHING -- 3.6%
    Gannett Co., Inc....................   16,720     1,200,495
    McGraw-Hill Co., Inc................    9,540       576,598
    New York Times Co. CL-A.............   21,260       972,220
    Tribune Co. ........................    8,930       405,958
                                                    -----------
                                                      3,155,271
                                                    -----------
RAILROADS -- 0.4%
    Union Pacific Corp.@................    6,050       362,214
                                                    -----------
RESTAURANTS -- 0.3%
    McDonald's Corp. ...................   15,390       247,471
                                                    -----------
RETAIL & MERCHANDISING -- 6.7%
    CVS Corp. ..........................    7,150       178,536
    Family Dollar Stores, Inc. .........    6,050       188,821
    Gap, Inc.@..........................   26,480       410,970
    Home Depot, Inc. ...................   60,790     1,456,528
    Kohl's Corp.*@......................    3,800       212,610
    Lowe's Companies, Inc. .............    5,070       190,125
    May Department Stores Co.@..........    6,300       144,774
    Target Corp. .......................   21,470       644,100
    Wal-Mart Stores, Inc. ..............   48,290     2,439,127
                                                    -----------
                                                      5,865,591
                                                    -----------
SEMICONDUCTORS -- 2.1%
    Analog Devices, Inc.*@..............   25,660       612,504
    Intel Corp.@........................   56,210       875,190
    Maxim Integrated Products, Inc. ....    2,700        89,208
    Novellus Systems, Inc.*.............    5,070       142,366
    Texas Instruments, Inc. ............   10,310       154,753
                                                    -----------
                                                      1,874,021
                                                    -----------
TELECOMMUNICATIONS -- 3.6%
    AT&T Corp.@.........................   16,374       427,525
    BellSouth Corp. ....................   52,940     1,369,558
    BT Group PLC [ADR]..................    3,400       106,522
    EchoStar Communications Corp.
      Cl-A*.............................    5,300       117,978
    Motorola, Inc. .....................   15,150       131,048
    SBC Communications, Inc. ...........   29,740       806,251

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SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                          SHARES       VALUE
                                          ------       -----
    Verizon Communications, Inc. .......    3,370   $   130,588
    Vodafone Group PLC [ADR]............    5,111        92,611
                                                    -----------
                                                      3,182,081
                                                    -----------
TRANSPORTATION -- 1.6%
    FedEx Corp.@........................   11,270       611,059
    United Parcel Service, Inc. Cl-B@...   11,840       746,868
                                                    -----------
                                                      1,357,927
                                                    -----------
UTILITIES -- 0.6%
    Ameren Corp. .......................    2,210        91,870
    Dominion Resources, Inc.@...........    2,590       142,191
    PPL Corp. ..........................    3,280       113,750
    The Southern Co.@...................    5,280       149,900
    TXU Corp. ..........................    3,580        66,874
                                                    -----------
                                                        564,585
                                                    -----------
TOTAL COMMON STOCK
  (Cost $90,129,340)....................             82,751,326
                                                    -----------
FOREIGN STOCK -- 3.5%
AUTOMOBILE MANUFACTURERS -- 0.7%
    Bayerische Motoren Werke AG --
      (DEM).............................   11,900       361,132
    Porsche AG -- (DEM).................      566       235,197
                                                    -----------
                                                        596,329
                                                    -----------
BEVERAGES -- 0.4%
    Diageo PLC -- (GBP).................   33,770       366,977
                                                    -----------
CHEMICALS -- 0.1%
    Syngenta AG -- (CHF)................    1,957       113,299
                                                    -----------
OIL & GAS -- 0.3%
    Encana Corp. -- (CAD)...............    7,330       226,334
                                                    -----------
PHARMACEUTICALS -- 0.6%
    Aventis SA -- (FRF).................    5,360       291,350
    Novartis AG -- (CHF)................    5,400       197,029
    Sanofi-Synthelabo SA  -- (FRF)......        5           306
                                                    -----------
                                                        488,685
                                                    -----------

                                          SHARES       VALUE
                                          ------       -----
PRINTING & PUBLISHING -- 0.6%
    Reed International PLC -- (GBP).....   57,600   $   493,330
                                                    -----------
RAILROADS -- 0.7%
    Canadian National Railway Co. --
      (CAD).............................   17,572       730,292
                                                    -----------
TELECOMMUNICATIONS -- 0.1%
    BT Group PLC -- (GBP)...............   20,800        65,298
                                                    -----------
TOTAL FOREIGN STOCK
  (Cost $3,243,195).....................              3,080,544
                                                    -----------
SHORT-TERM INVESTMENTS -- 0.6%
REGISTERED INVESTMENT COMPANIES -- 0.0%
    Temporary Investment Cash Fund......    4,381         4,381
    Temporary Investment Fund...........    4,380         4,380
                                                    -----------
                                                          8,761
                                                    -----------
                                            PAR
                                           (000)
                                           -----
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 0.6%
    Federal Home Loan Bank
      0.75%, 01/02/03...................  $   504       503,990
                                                    -----------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $512,751).......................                512,751
                                                    -----------
TOTAL INVESTMENTS -- 98.6%
  (Cost $93,885,286)....................             86,344,621
OTHER ASSETS LESS LIABILITIES -- 1.4%...              1,198,706
                                                    -----------
NET ASSETS -- 100.0%....................            $87,543,327
                                                    ===========

Foreign currency exchange contracts outstanding at December 31, 2002:

                                        IN
SETTLEMENT              CONTRACTS    EXCHANGE   CONTRACTS    UNREALIZED
MONTH          TYPE     TO RECEIVE     FOR      AT VALUE    DEPRECIATION
------------------------------------------------------------------------
01/03        Buy   CAD   29,040      $18,409     $18,382        $(27)
                                     =======     =======        ====

--------------------------------------------------------------------------------

Definitions of abbreviations and annotations are included following the Schedules of Investments.

See Notes to Financial Statements.

AST ALGER ALL-CAP GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                         SHARES       VALUE
                                         ------       -----
COMMON STOCK -- 94.9%
AEROSPACE -- 1.3%
    Alliant Techsystems, Inc.*@.......    68,200   $  4,252,270
                                                   ------------
BEVERAGES -- 1.0%
    Coca-Cola Co. ....................    72,600      3,181,332
                                                   ------------
COMPUTER SERVICES & SOFTWARE -- 13.1%
    Affiliated Computer Services, Inc.
      Cl-A*@..........................   168,900      8,892,585
    Cisco Systems, Inc.*..............   373,100      4,887,610
    EMC Corp.*@.......................   487,800      2,995,092
    Intuit, Inc.*.....................   103,000      4,832,760
    Microsoft Corp.*..................   211,000     10,908,700
    Oracle Corp.*.....................   923,100      9,969,480
                                                   ------------
                                                     42,486,227
                                                   ------------
CONSUMER PRODUCTS & SERVICES -- 2.1%
    Johnson & Johnson Co. ............   126,900      6,815,799
                                                   ------------
ENTERTAINMENT & LEISURE -- 2.9%
    International Game Technology*@...    81,800      6,210,256
    Viacom, Inc. Cl-B*................    78,000      3,179,280
                                                   ------------
                                                      9,389,536
                                                   ------------
FINANCIAL SERVICES -- 5.3%
    Citigroup, Inc.@..................   294,100     10,349,379
    Merrill Lynch & Co., Inc. ........    82,200      3,119,490
    SLM Corp. ........................    34,200      3,552,012
                                                   ------------
                                                     17,020,881
                                                   ------------
HEALTHCARE SERVICES -- 4.5%
    Anthem, Inc.*.....................   123,100      7,742,990
    HCA, Inc. ........................    83,200      3,452,800
    UnitedHealth Group, Inc. .........    40,600      3,390,100
                                                   ------------
                                                     14,585,890
                                                   ------------
INSURANCE -- 1.9%
    AFLAC, Inc.@......................   115,300      3,472,836
    American International Group,
      Inc. ...........................    45,700      2,643,745
                                                   ------------
                                                      6,116,581
                                                   ------------
INTERNET SERVICES -- 4.5%
    eBay, Inc.*@......................   154,750     10,495,145
    Juniper Networks, Inc.*@..........   340,500      2,315,400
    Yahoo!, Inc.*.....................   100,000      1,635,000
                                                   ------------
                                                     14,445,545
                                                   ------------
MACHINERY & EQUIPMENT -- 0.3%
    Cooper Cameron Corp.*.............    20,440      1,018,321
                                                   ------------
MEDICAL SUPPLIES & EQUIPMENT -- 12.6%
    AmerisourceBergen Corp. ..........   128,000      6,951,680
    Amgen, Inc.*......................   249,800     12,075,332
    Boston Scientific Corp.*..........   203,100      8,635,812
    St. Jude Medical, Inc.*@..........    66,880      2,656,474

                                         SHARES       VALUE
                                         ------       -----
    Varian Medical Systems, Inc.*@....    56,700   $  2,812,320
    Zimmer Holdings, Inc.*............   186,800      7,755,936
                                                   ------------
                                                     40,887,554
                                                   ------------
OIL & GAS -- 1.0%
    Halliburton Co. ..................   167,300      3,130,183
                                                   ------------
PERSONAL SERVICES -- 2.9%
    Apollo Group, Inc. Cl-A*@.........    81,550      3,588,200
    Career Education Corp.*@..........   140,900      5,636,000
                                                   ------------
                                                      9,224,200
                                                   ------------
PHARMACEUTICALS -- 19.8%
    Allergan, Inc.@...................    57,400      3,307,388
    Biogen, Inc.*@....................   204,000      8,172,240
    Forest Laboratories, Inc.*@.......   112,240     11,024,212
    Gilead Sciences, Inc.*@...........   223,300      7,592,200
    Merck & Co., Inc. ................   177,800     10,065,258
    Pharmacia Corp. ..................   208,600      8,719,480
    Teva Pharmaceutical Industries
      Ltd. [ADR]@.....................   133,800      5,166,018
    Wyeth.............................   269,000     10,060,600
                                                   ------------
                                                     64,107,396
                                                   ------------
PRINTING & PUBLISHING -- 1.4%
    Tribune Co. ......................    97,000      4,409,620
                                                   ------------
RETAIL & MERCHANDISING -- 8.9%
    Abercrombie & Fitch Co. Cl-A*@....   328,900      6,729,294
    Best Buy Co., Inc.*@..............   132,700      3,204,705
    Dollar Tree Stores, Inc.*@........   271,500      6,670,755
    Gap, Inc. ........................   228,500      3,546,320
    Lowe's Companies, Inc.@...........    91,890      3,445,875
    Wal-Mart Stores, Inc. ............   105,250      5,316,178
                                                   ------------
                                                     28,913,127
                                                   ------------
SEMICONDUCTORS -- 9.3%
    Intersil Corp. Cl-A*..............   412,400      5,748,856
    KLA-Tencor Corp.*@................   175,600      6,210,972
    Marvell Technology Group Ltd.*....   164,500      3,102,470
    Maxim Integrated Products,
      Inc.@...........................   271,200      8,960,448
    National Semiconductor Corp.*.....   394,500      5,921,445
                                                   ------------
                                                     29,944,191
                                                   ------------
TELECOMMUNICATIONS -- 2.1%
    CIENA Corp.*@.....................   642,600      3,302,964
    Vodafone Group PLC [ADR]..........   190,700      3,455,484
                                                   ------------
                                                      6,758,448
                                                   ------------
TOTAL COMMON STOCK
    (Cost $323,409,710)...............              306,687,101
                                                   ------------
FOREIGN STOCK -- 2.6%
INSURANCE -- 1.1%
    Willis Group Holdings Ltd. --
      (GBP)*..........................   124,700      3,575,149
                                                   ------------

AST ALGER ALL-CAP GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                         SHARES       VALUE
                                         ------       -----
MEDICAL SUPPLIES & EQUIPMENT -- 1.5%
    Alcon, Inc. -- (CHF)*.............   125,200   $  4,939,140
                                                   ------------
TOTAL FOREIGN STOCK
    (Cost $8,186,286).................                8,514,289
                                                   ------------
SHORT-TERM INVESTMENTS -- 3.6%
REGISTERED INVESTMENT COMPANIES -- 0.5%
    Temporary Investment Cash Fund....   816,176        816,176
    Temporary Investment Fund.........   816,176        816,176
                                                   ------------
                                                      1,632,352
                                                   ------------
                                          PAR
                                         (000)        VALUE
                                         -----        -----
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 3.1%
    Federal Home Loan Mortgage Corp.
      1.24%, 02/04/03.................  $  5,000   $  4,994,144
      1.22%, 02/18/03.................     5,000      4,991,867
                                                   ------------
                                                      9,986,011
                                                   ------------
TOTAL SHORT-TERM INVESTMENTS
    (Cost $11,618,363)................               11,618,363
                                                   ------------
TOTAL INVESTMENTS -- 101.1%
    (Cost $343,214,359)...............              326,819,753
LIABILITIES IN EXCESS OF
  OTHER ASSETS -- (1.1%)..............               (3,534,168)
                                                   ------------
NET ASSETS -- 100.0%..................             $323,285,585
                                                   ============

--------------------------------------------------------------------------------

Definitions of abbreviations and annotations are included following the Schedules of Investments.

See Notes to Financial Statements.

AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                 SHARES       VALUE
                                 ------       -----
COMMON STOCK -- 96.9%
ADVERTISING -- 1.3%
    TMP Worldwide, Inc.*......    69,800   $   789,438
                                           -----------
BROADCASTING -- 7.8%
    Entercom Communications
      Corp.*@.................    27,550     1,292,646
    Entravision Communications
      Corp. Cl-A*.............   101,825     1,016,214
    Univision Communications,
      Inc. Cl-A*@.............    53,450     1,309,524
    Westwood One, Inc.*@......    31,825     1,188,982
                                           -----------
                                             4,807,366
                                           -----------
BUILDING MATERIALS -- 1.2%
    American Standard
      Companies, Inc.*........    10,300       732,742
                                           -----------
BUSINESS SERVICES -- 2.4%
    Aramark Corp. Cl-B*.......    52,275     1,228,463
    Robert Half International,
      Inc.*...................    16,975       273,467
                                           -----------
                                             1,501,930
                                           -----------
CABLE TELEVISION -- 4.1%
    Cablevision Systems NY
      Group Cl-A*@............   124,650     2,086,641
    Lodgenet Entertainment
      Corp.*..................    38,750       413,850
                                           -----------
                                             2,500,491
                                           -----------
CLOTHING & APPAREL -- 1.1%
    Coach, Inc.*..............    19,975       657,577
                                           -----------
COMPUTER HARDWARE -- 2.2%
    Integrated Circuit
      Systems, Inc.*..........    44,525       812,581
    Lexmark International,
      Inc.*...................     9,025       546,013
                                           -----------
                                             1,358,594
                                           -----------
COMPUTER SERVICES & SOFTWARE -- 11.5%
    Affiliated Computer
      Services, Inc. Cl-A*@...    22,850     1,203,053
    BARRA, Inc.*..............    21,100       639,963
    Business Objects SA
      [ADR]*@.................    33,575       503,625
    Intuit, Inc.*@............    25,925     1,216,400
    J. D. Edwards & Co.*......    43,675       492,654
    Manhattan Associates,
      Inc.*...................    31,875       754,163
    PeopleSoft, Inc.*@........    28,050       513,315
    SunGard Data Systems,
      Inc.*@..................    61,025     1,437,748
    Witness Systems, Inc.*....    97,975       337,034
                                           -----------
                                             7,097,955
                                           -----------
CONGLOMERATES -- 3.0%
    Cendant Corp.*@...........   100,525     1,053,502
    Pittston Brink's Group....    41,000       757,680
                                           -----------
                                             1,811,182
                                           -----------
CONSUMER PRODUCTS & SERVICES -- 5.2%
    Energizer Holdings,
      Inc.*...................    46,175     1,288,282
    Mattel, Inc. .............    54,325     1,040,324
    UST, Inc. ................    25,525       853,301
                                           -----------
                                             3,181,907
                                           -----------

                                 SHARES       VALUE
                                 ------       -----
ELECTRONIC COMPONENTS & EQUIPMENT -- 5.8%
    Amphenol Corp.*@..........    33,950   $ 1,290,100
    Harman International
      Industries, Inc.*@......    27,600     1,642,200
    Jabil Circuit, Inc.*......    33,825       606,144
                                           -----------
                                             3,538,444
                                           -----------
ENTERTAINMENT & LEISURE -- 3.5%
    Harrah's Entertainment,
      Inc.*...................    32,575     1,289,970
    Metro-Goldwyn-Mayer,
      Inc.*...................    67,675       879,775
                                           -----------
                                             2,169,745
                                           -----------
EQUIPMENT SERVICES -- 1.3%
    Millipore Corp. ..........    22,725       772,650
                                           -----------
FINANCIAL-BANK & TRUST -- 3.2%
    Charter One Financial,
      Inc. ...................    30,575       878,420
    National Commerce
      Financial Corp. ........    46,025     1,097,696
                                           -----------
                                             1,976,116
                                           -----------
FINANCIAL SERVICES -- 5.6%
    Allied Capital Corp.@.....    49,425     1,078,948
    AMBAC Financial Group,
      Inc. ...................    23,775     1,337,105
    Legg Mason, Inc. .........    21,625     1,049,678
                                           -----------
                                             3,465,731
                                           -----------
FURNITURE -- 1.1%
    Ethan Allen Interiors,
      Inc.@...................    19,975       686,541
                                           -----------
HEALTHCARE SERVICES -- 4.2%
    Health Management
      Associates, Inc. Cl-A...    18,775       336,073
    Hooper Holmes, Inc. ......   154,450       948,323
    Universal Health Services,
      Inc. Cl-B*..............    15,000       676,500
    WellPoint Health Networks,
      Inc.*@..................     8,750       622,650
                                           -----------
                                             2,583,546
                                           -----------
HOTELS & MOTELS -- 0.8%
    Starwood Hotels & Resorts
      Worldwide, Inc.@........    21,750       516,345
                                           -----------
INTERNET SERVICES -- 3.3%
    Checkfree Corp.*@.........    56,750       908,057
    Proquest Co.*.............    38,475       754,110
    Symantec Corp.*...........     8,675       351,424
                                           -----------
                                             2,013,591
                                           -----------
MACHINERY & EQUIPMENT -- 5.3%
    Danaher Corp.@............     9,925       652,073
    Grainger, (W.W.), Inc. ...    27,675     1,426,645
    The Stanley Workssec......    34,575     1,195,604
                                           -----------
                                             3,274,322
                                           -----------
MEDICAL SUPPLIES & EQUIPMENT -- 3.0%
    Apogent Technologies,
      Inc.*...................    63,625     1,323,400
    Charles River Laboratories
      International, Inc.*....    12,675       487,734
                                           -----------
                                             1,811,134
                                           -----------

AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                 SHARES       VALUE
                                 ------       -----
OFFICE EQUIPMENT -- 1.4%
    Pitney Bowes, Inc. .......    26,150   $   854,059
                                           -----------
OIL & GAS -- 2.6%
    Nabors Industries,
      Inc.*...................    18,500       652,495
    Pogo Producing Co. .......    25,275       941,494
                                           -----------
                                             1,593,989
                                           -----------
PERSONAL SERVICES -- 1.0%
    ITT Educational Services,
      Inc.*...................    25,150       592,283
                                           -----------
PHARMACEUTICALS -- 6.1%
    Allergan, Inc.@...........    19,175     1,104,863
    IDEC Pharmaceuticals
      Corp.*@.................    20,400       676,668
    King Pharmaceuticals,
      Inc.*...................    54,600       938,574
    MedImmune, Inc.*@.........    36,750       998,498
                                           -----------
                                             3,718,603
                                           -----------
RETAIL & MERCHANDISING -- 5.4%
    99 Cents Only Stores*@....    27,800       746,708
    Chico's FAS, Inc.*@.......    27,575       521,443
    Family Dollar Stores,
      Inc. ...................    11,075       345,651
    TJX Companies, Inc.@......    26,675       520,696
    Williams-Sonoma, Inc.*@...    42,975     1,166,771
                                           -----------
                                             3,301,269
                                           -----------

                                 SHARES       VALUE
                                 ------       -----
SEMICONDUCTORS -- 1.6%
    Microchip Technology,
      Inc.@...................    41,000   $ 1,002,450
                                           -----------
TELECOMMUNICATIONS -- 1.9%
    EchoStar Communications
      Corp. Cl-A*.............    53,425     1,189,241
                                           -----------
TOTAL COMMON STOCK
  (Cost $60,407,225)..........              59,499,241
                                           -----------
FOREIGN STOCK -- 1.1%
COMPUTER SERVICES & SOFTWARE
    Cognos, Inc. -- (CAD)*
    (Cost $626,752)...........    28,300       663,635
                                           -----------
TOTAL INVESTMENTS -- 98.0%
  (Cost $61,033,977)..........              60,162,876
OTHER ASSETS LESS
  LIABILITIES -- 2.0%.........               1,210,591
                                           -----------
NET ASSETS -- 100.0%..........             $61,373,467
                                           ===========

--------------------------------------------------------------------------------

Definitions of abbreviations and annotations are included following the Schedules of Investments.

See Notes to Financial Statements.

AST DEAM LARGE-CAP VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                         SHARES       VALUE
                                         ------       -----
COMMON STOCK -- 95.9%
AEROSPACE -- 1.2%
    Goodrich Corp. ...................    33,700   $    617,384
    Lockheed Martin Corp.@............    12,300        710,325
                                                   ------------
                                                      1,327,709
                                                   ------------
AUTOMOBILE MANUFACTURERS -- 1.0%
    General Motors Corp.@.............    28,700      1,057,882
                                                   ------------
AUTOMOTIVE PARTS -- 1.2%
    American Axle & Manufacturing
      Holdings, Inc.*.................    21,800        510,556
    Lear Corp.*@......................    24,465        814,195
                                                   ------------
                                                      1,324,751
                                                   ------------
BEVERAGES -- 0.8%
    Anheuser-Busch Companies, Inc. ...    18,000        871,200
                                                   ------------
BROADCASTING -- 1.7%
    Clear Channel Communications,
      Inc.*...........................    23,900        891,231
    Liberty Media Corp. Cl-A*.........   108,375        968,873
                                                   ------------
                                                      1,860,104
                                                   ------------
CABLE TELEVISION -- 0.7%
    Comcast Corp. Cl-A*...............    33,482        789,171
                                                   ------------
CLOTHING & APPAREL -- 1.9%
    Jones Apparel Group, Inc.*@.......    14,500        513,880
    VF Corp.@.........................    42,600      1,535,730
                                                   ------------
                                                      2,049,610
                                                   ------------
COMPUTER HARDWARE -- 4.0%
    Hewlett-Packard Co. ..............    98,200      1,704,752
    International Business Machines
      Corp. ..........................    27,900      2,162,250
    Storage Technology Corp.*.........    26,900        576,198
                                                   ------------
                                                      4,443,200
                                                   ------------
COMPUTER SERVICES & SOFTWARE -- 1.5%
    Tech Data Corp.*..................    62,900      1,695,784
                                                   ------------
CONGLOMERATES -- 1.8%
    3M Co. ...........................    13,800      1,701,540
    Philip Morris Co., Inc. ..........     7,400        299,922
                                                   ------------
                                                      2,001,462
                                                   ------------
CONSTRUCTION -- 0.4%
    The Ryland Group, Inc. ...........     6,400        213,440
    Toll Brothers, Inc.*@.............    11,500        232,300
                                                   ------------
                                                        445,740
                                                   ------------
CONSUMER PRODUCTS & SERVICES -- 2.8%
    Clorox Co.@.......................    18,700        771,375
    Energizer Holdings, Inc.*.........    41,400      1,155,060
    Fortune Brands, Inc. .............     3,400        158,134
    Procter & Gamble Co.@.............    11,800      1,014,092
                                                   ------------
                                                      3,098,661
                                                   ------------

                                         SHARES       VALUE
                                         ------       -----
CONTAINERS & PACKAGING -- 2.3%
    Ball Corp.@.......................    40,100   $  2,052,719
    Owens-Illinois, Inc.*@............    36,400        530,712
                                                   ------------
                                                      2,583,431
                                                   ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 4.7%
    Arrow Electronics, Inc.*@.........   104,100      1,331,439
    Eastman Kodak Co.@................    56,000      1,962,240
    Hubbell, Inc. Cl-B................    29,100      1,022,574
    Molex, Inc. ......................    35,100        808,704
                                                   ------------
                                                      5,124,957
                                                   ------------
ENTERTAINMENT & LEISURE -- 1.9%
    Mandalay Resort Group*@...........    43,100      1,319,291
    Viacom, Inc. Cl-B*@...............    18,100        737,756
                                                   ------------
                                                      2,057,047
                                                   ------------
FINANCIAL-BANK & TRUST -- 13.1%
    Associated Banc-Corp. ............     2,200         74,668
    Bank of America Corp.@............    32,600      2,267,982
    Bank of New York Co., Inc.@.......    24,900        596,604
    Bank One Corp. ...................    33,700      1,231,735
    Cullen/Frost Bankers, Inc. .......     3,200        104,640
    FleetBoston Financial Corp. ......    54,900      1,334,070
    GreenPoint Financial Corp. .......    20,900        944,262
    J.P. Morgan Chase & Co.@..........    91,800      2,203,200
    New York Community Bancorp,
      Inc. ...........................     9,300        268,584
    U.S. Bancorp......................    88,000      1,867,360
    Wachovia Corp.@...................    60,000      2,186,400
    Wells Fargo & Co. ................    30,000      1,406,100
                                                   ------------
                                                     14,485,605
                                                   ------------
FINANCIAL SERVICES -- 10.3%
    American Express Co.@.............    31,600      1,117,060
    Citigroup, Inc.@..................   118,575      4,172,654
    Golden West Financial Corp. ......    15,100      1,084,331
    Lehman Brothers Holdings, Inc. ...    15,100        804,679
    MBIA, Inc.@.......................    15,200        666,672
    Merrill Lynch & Co., Inc.@........    12,900        489,555
    Morgan Stanley Dean Witter &
      Co. ............................    30,600      1,221,552
    Washington Mutual, Inc.@..........    49,800      1,719,594
                                                   ------------
                                                     11,276,097
                                                   ------------
FOOD -- 2.1%
    Albertson's, Inc.@................     8,400        186,984
    ConAgra Foods, Inc.@..............    14,000        350,140
    Hershey Foods Corp.@..............    14,700        991,368
    Sara Lee Corp. ...................    23,800        535,738
    Winn-Dixie Stores, Inc. ..........    16,000        244,480
                                                   ------------
                                                      2,308,710
                                                   ------------
INDUSTRIAL PRODUCTS -- 0.3%
    Precision Castparts Corp. ........    13,200        320,100
                                                   ------------

AST DEAM LARGE-CAP VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                         SHARES       VALUE
                                         ------       -----
INSURANCE -- 5.9%
    American International Group,
      Inc.@...........................    18,200   $  1,052,870
    Berkley, (W.R) Corp. .............    32,300      1,279,403
    Fidelity National Financial,
      Inc. ...........................    59,440      1,951,415
    First American Corp. .............    26,300        583,860
    The Progressive Corp. ............    22,700      1,126,601
    Travelers Property Casualty Corp.
      Cl-B*...........................    10,500        153,825
    UnumProvident Corp.@..............    18,800        329,752
                                                   ------------
                                                      6,477,726
                                                   ------------
INTERNET SERVICES -- 0.1%
    Checkfree Corp.*@.................     4,300         68,804
                                                   ------------
MACHINERY & EQUIPMENT -- 0.9%
    Deere & Co. ......................    21,100        967,435
                                                   ------------
METALS & MINING -- 0.8%
    United States Steel Corp.@........    70,900        930,208
                                                   ------------
OFFICE EQUIPMENT -- 0.5%
    Xerox Corp.*@.....................    69,400        558,670
                                                   ------------
OIL & GAS -- 10.9%
    Anadarko Petroleum Corp.@.........    38,400      1,839,360
    ChevronTexaco Corp.@..............    20,300      1,349,544
    Devon Energy Corp.@...............    37,200      1,707,480
    El Paso Corp.@....................    92,400        643,104
    Exxon Mobil Corp. ................   152,200      5,317,868
    Halliburton Co. ..................    28,600        535,106
    Occidental Petroleum Corp. .......    19,800        563,310
                                                   ------------
                                                     11,955,772
                                                   ------------
PHARMACEUTICALS -- 2.3%
    Merck & Co., Inc. ................    42,600      2,411,586
    Watson Pharmaceuticals, Inc.*@....     4,600        130,042
                                                   ------------
                                                      2,541,628
                                                   ------------
PRINTING & PUBLISHING -- 3.2%
    Lee Enterprises, Inc. ............    24,500        821,240
    McGraw-Hill Co., Inc.@............    24,515      1,481,687
    Valassis Communications, Inc.*....    35,600      1,047,708
    Washington Post Co. Cl-B..........       200        147,600
                                                   ------------
                                                      3,498,235
                                                   ------------
RAILROADS -- 0.3%
    CSX Corp. ........................    12,100        342,551
                                                   ------------
REAL ESTATE -- 1.5%
    Apartment Investment & Management
      Co. Cl-A [REIT].................     5,400        202,392
    Equity Office Properties Trust
      [REIT]..........................    21,700        542,066

                                         SHARES       VALUE
                                         ------       -----
    Equity Residential Properties
      Trust [REIT]....................    17,900   $    439,982
    General Growth Properties, Inc.
      [REIT]..........................       700         36,400
    Simon Property Group, Inc.
      [REIT]@.........................    11,900        405,433
                                                   ------------
                                                      1,626,273
                                                   ------------
RETAIL & MERCHANDISING -- 0.7%
    Nordstrom, Inc.@..................     9,700        184,009
    Office Depot, Inc.*...............    24,800        366,048
    Penney, (J.C.) Co., Inc. .........     9,100        209,391
                                                   ------------
                                                        759,448
                                                   ------------
TELECOMMUNICATIONS -- 8.2%
    AT&T Corp.@.......................    20,700        540,477
    BellSouth Corp. ..................    74,800      1,935,076
    SBC Communications, Inc.@.........    62,800      1,702,508
    Sprint Corp. .....................    77,800      1,126,544
    Verizon Communications, Inc. .....    96,000      3,720,000
                                                   ------------
                                                      9,024,605
                                                   ------------
TRANSPORTATION -- 2.2%
    CNF, Inc.@........................    31,200      1,037,088
    FedEx Corp.@......................    22,600      1,225,372
    Ryder System, Inc. ...............     8,200        184,008
                                                   ------------
                                                      2,446,468
                                                   ------------
UTILITIES -- 4.7%
    Entergy Corp.@....................    27,600      1,258,284
    Exelon Corp. .....................    24,800      1,308,696
    FirstEnergy Corp.@................    24,700        814,359
    Progress Energy, Inc. ............    17,400        754,290
    The Southern Co.@.................    38,100      1,081,659
                                                   ------------
                                                      5,217,288
                                                   ------------
TOTAL COMMON STOCK
  (Cost $112,490,535).................              105,536,332
                                                   ------------
                                          PAR
                                         (000)
                                         -----
CORPORATE OBLIGATIONS -- 0.0%
RETAIL & MERCHANDISING
    Ames Department Stores, Inc.
      10.00%, 04/15/06 144A
      (Cost $13,156)..................  $     40            600
                                                   ------------

AST DEAM LARGE-CAP VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                          PAR
                                         (000)        VALUE
                                         -----        -----
SHORT-TERM INVESTMENTS -- 0.4%
U.S. TREASURY OBLIGATIONS
    U.S. Treasury Bills
      1.15%, 01/23/03#................  $     25   $     24,982
      1.625%, 01/23/03#...............       400        399,707
                                                   ------------
    (Cost $424,585)...................                  424,689
                                                   ------------
TOTAL INVESTMENTS -- 96.3%
  (Cost $112,928,276).................              105,961,621
OTHER ASSETS LESS
  LIABILITIES -- 3.7%.................                4,032,476
                                                   ------------
NET ASSETS -- 100.0%..................             $109,994,097
                                                   ============

# Securities with an aggregate market value of $424,689 have been segregated with the custodian to cover margin requirements for the following open futures contracts at December 31, 2002:

                              EXPIRATION    NUMBER OF     UNREALIZED
DESCRIPTION                     MONTH       CONTRACTS    DEPRECIATION
---------------------------------------------------------------------
S&P 500.....................    03/03          21          $(83,076)
                                                           ========

--------------------------------------------------------------------------------

Definitions of abbreviations and annotations are included following the Schedules of Investments.

See Notes to Financial Statements.

AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                          SHARES       VALUE
                                          ------       -----
COMMON STOCK -- 56.6%
ADVERTISING -- 0.4%
    Lamar Advertising Co.*..............    3,800   $   127,870
    R.H. Donnelley Corp.*...............    1,100        32,241
                                                    -----------
                                                        160,111
                                                    -----------
AEROSPACE -- 0.1%
    DRS Technologies, Inc.*.............    1,700        53,261
                                                    -----------
AIRLINES -- 0.4%
    Ryanair Holdings PLC [ADR]*.........    3,500       137,060
                                                    -----------
AUTOMOTIVE PARTS -- 4.1%
    Advance Auto Parts, Inc.*...........   13,300       650,370
    Aftermarket Technology Corp.*.......   15,400       223,300
    Monro Muffler Brake, Inc.*..........   43,600       736,840
                                                    -----------
                                                      1,610,510
                                                    -----------
BROADCASTING -- 0.6%
    Clear Channel Communications,
      Inc.*.............................    4,200       156,618
    Entercom Communications Corp.*......    1,400        65,688
                                                    -----------
                                                        222,306
                                                    -----------
BUILDING MATERIALS -- 0.4%
    Simpson Manufacturing Co., Inc.*....    5,000       164,500
                                                    -----------
BUSINESS SERVICES -- 2.7%
    Aramark Corp. Cl-B*.................    5,300       124,550
    Exponent, Inc.*.....................   12,200       179,206
    Informatica Corp.*..................   25,400       146,304
    Iron Mountain, Inc.*................    6,300       207,963
    Kroll, Inc.*........................    2,400        45,792
    Perot Systems Corp.*................    9,200        98,624
    Visual Networks, Inc.*..............  162,500       235,625
                                                    -----------
                                                      1,038,064
                                                    -----------
CABLE TELEVISION -- 0.3%
    Cox Communications, Inc. Cl-A*......    3,500        99,400
                                                    -----------
CHEMICALS -- 0.6%
    Cabot Microelectronics Corp.*.......    1,700        80,240
    Fuller, (H.B.) Co. .................    5,500       142,340
                                                    -----------
                                                        222,580
                                                    -----------
CLOTHING & APPAREL -- 0.3%
    Jones Apparel Group, Inc.*..........    2,800        99,232
                                                    -----------
COMPUTER HARDWARE -- 0.6%
    Lexar Media, Inc.*..................    8,300        52,041
    SanDisk Corp.*......................    5,100       103,530
    Seagate Technology Holdings*........    8,800        94,424
                                                    -----------
                                                        249,995
                                                    -----------
COMPUTER SERVICES & SOFTWARE -- 4.5%
    Advanced Digital Information
      Corp.*............................   13,700        91,927
    Affiliated Computer Services, Inc.
      Cl-A*.............................    1,700        89,505
    Borland Software Corp.*.............   11,400       140,220
    CareScience, Inc.*..................   95,600        90,820
    Chordiant Software, Inc.*...........   41,600        59,904

                                          SHARES       VALUE
                                          ------       -----
    FactSet Research Systems, Inc. .....    5,000   $   141,350
    Magma Design Automation, Inc.*......   44,100       422,478
    Manhattan Associates, Inc.*.........    4,700       111,202
    Nassda Corp.*.......................   16,100       180,642
    Netscreen Technologies, Inc.*.......    4,500        75,780
    Precise Software Solutions Ltd. NY
      Reg.*.............................   13,500       222,885
    Synaptics, Inc.*....................    9,400        71,440
    Websense, Inc.*.....................    2,400        51,266
                                                    -----------
                                                      1,749,419
                                                    -----------
CONGLOMERATES -- 0.5%
    Cendant Corp.*......................    7,800        81,744
    Tyco International Ltd. ............    7,100       121,268
                                                    -----------
                                                        203,012
                                                    -----------
CONSTRUCTION -- 0.1%
    Dycom Industries, Inc.*.............    3,600        47,700
                                                    -----------
CONSUMER PRODUCTS & SERVICES -- 0.7%
    1-800-Flowers.Com, Inc.*............    9,500        59,375
    Dial Corp. .........................    5,900       120,183
    Dollar Thrifty Automotive Group,
      Inc.*.............................    4,300        90,945
                                                    -----------
                                                        270,503
                                                    -----------
ELECTRONIC COMPONENTS & EQUIPMENT -- 1.3%
    DSP Group, Inc.*....................    4,300        68,026
    Identix, Inc.*......................    3,500        18,025
    Landauer, Inc. .....................    2,000        69,500
    Lojack Corp.*.......................    4,000        19,760
    Microtune, Inc.*....................    8,300        25,979
    MIPS Technologies, Inc.*............   27,900        84,537
    OSI Systems, Inc.*..................    1,300        22,074
    Plexus Corp.*.......................    7,000        61,460
    Technitrol, Inc. ...................    5,100        82,314
    Therasense, Inc.*...................    8,000        66,800
                                                    -----------
                                                        518,475
                                                    -----------
ENTERTAINMENT & LEISURE -- 0.5%
    Carnival Corp. .....................    1,900        47,405
    Dover Downs Gaming & Entertainment,
      Inc. .............................    9,400        85,446
    Dover Motorsports, Inc. ............   13,500        62,775
                                                    -----------
                                                        195,626
                                                    -----------
EQUIPMENT SERVICES -- 0.2%
    Nautilus Group, Inc.*...............    5,500        73,480
                                                    -----------
FARMING & AGRICULTURE -- 0.4%
    Delta & Pine Land Co. ..............    8,500       173,485
                                                    -----------
FINANCIAL SERVICES -- 2.7%
    Affiliated Managers Group, Inc.*....    2,800       140,840
    Capital One Financial Corp. ........    1,700        50,524
    Chicago Mercantile Exchange.........    1,400        61,124
    Concord EFS, Inc.*..................   19,700       310,078

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SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                          SHARES       VALUE
                                          ------       -----
    Federal Agricultural Mortgage
      Corp.*............................    8,300   $   254,312
    IndyMac Bancorp, Inc.*..............   12,100       223,729
                                                    -----------
                                                      1,040,607
                                                    -----------
HEALTHCARE SERVICES -- 4.4%
    Apria Healthcare Group, Inc.*.......    3,500        77,840
    Cross Country, Inc.*................    1,400        19,530
    Healthcare Services Group, Inc.*....    8,700       113,448
    HealthSouth Corp.*..................   18,100        76,020
    IMPAC Medical Systems, Inc.*........   15,000       277,800
    Laboratory Corp. of America
      Holdings*.........................    1,700        39,508
    LifePoint Hospitals, Inc.*..........    2,400        71,834
    Lincare Holdings, Inc.*.............    6,900       218,178
    Medarex, Inc.*......................   18,200        71,890
    National Dentex Corp.*..............    8,100       158,274
    Odyssey Healthcare, Inc.*...........    3,400       117,980
    Regeneration Technologies, Inc.*....    2,400        24,286
    Select Medical Corp.*...............    4,500        60,705
    Triad Hospitals, Inc.*..............    4,400       131,252
    United Surgical Partners
      International, Inc.*..............    1,500        23,432
    VCA Antech, Inc.*...................   15,800       237,000
                                                    -----------
                                                      1,718,977
                                                    -----------
HOTELS & MOTELS -- 1.6%
    Orient-Express Hotels Ltd. NY
      Reg.*.............................   26,100       352,350
    Prime Hospitality Corp.*............   34,700       282,805
                                                    -----------
                                                        635,155
                                                    -----------
INDUSTRIAL PRODUCTS -- 1.1%
    Ceradyne, Inc.*.....................   21,800       170,040
    MSC Industrial Direct Co., Inc.*....    3,500        62,125
    Paxar Corp.*........................    3,800        56,050
    Steel Dynamics, Inc.*...............   10,600       127,518
                                                    -----------
                                                        415,733
                                                    -----------
INSURANCE -- 2.0%
    Arch Capital Group Ltd.*............    9,800       305,466
    Philadelphia Consolidated Holdings
      Corp.*............................    6,000       212,400
    Phoenix Companies, Inc. ............   15,500       117,800
    RTW, Inc.*..........................   61,450       103,236
    Wellchoice, Inc.*...................    1,400        33,530
                                                    -----------
                                                        772,432
                                                    -----------
INTERNET SERVICES -- 2.8%
    Digital Impact, Inc.*...............   56,400       107,160
    eCollege.com, Inc.*.................   46,400       160,080
    Macromedia, Inc.*...................    8,300        88,395
    NIC, Inc.*..........................   72,700       104,688
    Oak Technology, Inc.*...............   10,400        27,560
    Online Resources Corp.*.............   94,294       264,872
    Parthus Ceva, Inc.*.................    9,000        53,190
    RADVision Ltd.*.....................   25,500       152,745

                                          SHARES       VALUE
                                          ------       -----
    Raindance Communications, Inc.*.....   22,100   $    71,383
    Verity, Inc.*.......................    4,400        58,920
                                                    -----------
                                                      1,088,993
                                                    -----------
MACHINERY & EQUIPMENT -- 0.7%
    Advanced Energy Industries, Inc.*...    8,600       109,392
    Graco, Inc. ........................    5,900       169,035
                                                    -----------
                                                        278,427
                                                    -----------
MEDICAL SUPPLIES & EQUIPMENT -- 4.3%
    Aspect Medical Systems, Inc.*.......   14,600        49,494
    Bionx Implants, Inc.*...............   17,900        62,650
    Cambrex Corp. ......................    4,200       126,882
    Charles River Laboratories
      International, Inc.*..............    9,200       354,016
    Conceptus, Inc.*....................   14,000       167,720
    DJ Orthopedics, Inc.*...............    7,400        27,824
    INAMED Corp.*.......................    8,500       261,800
    InterMune, Inc.*....................      900        22,959
    Kyphon, Inc.*.......................    2,300        19,642
    Natus Medical, Inc.*................   21,600        86,184
    NMT Medical, Inc.*..................   29,500        89,385
    Orthofix International NV*..........    8,100       227,205
    Rita Medical Systems, Inc.*.........    2,540        12,827
    SangStat Medical Corp.*.............    4,700        53,110
    STAAR Surgical Co.*.................    7,100        26,057
    Varian Medical Systems, Inc.*.......    2,100       104,160
                                                    -----------
                                                      1,691,915
                                                    -----------
OIL & GAS -- 2.9%
    Forest Oil Corp.*...................    4,400       121,660
    Frontier Oil Corp. .................    6,100       105,042
    Noble Energy, Inc. .................    2,800       105,140
    Ocean Energy, Inc. .................    7,200       143,784
    Oceaneering International, Inc.*....    6,800       168,232
    Patterson-UTI Energy, Inc.*.........    3,800       114,646
    Stelmar Shipping Ltd. NY Reg.*......   11,300       170,178
    Tidewater, Inc. ....................    3,400       105,740
    Varco International, Inc.*..........    5,600        97,440
                                                    -----------
                                                      1,131,862
                                                    -----------
PHARMACEUTICALS -- 4.1%
    Alexion Pharmaceuticals, Inc.*......    1,000        14,120
    Array Biopharma, Inc.*..............   10,400        57,720
    Atrix Laboratories, Inc.*...........    1,100        16,873
    Avigen, Inc.*.......................    5,200        29,692
    DOV Pharmaceutical, Inc.*...........    8,800        59,840
    Eon Labs, Inc.*.....................    1,300        24,583
    Exelixis, Inc.*.....................   17,200       137,600
    Genta, Inc.*........................   11,100        85,359
    IDEC Pharmaceuticals Corp.*.........    5,000       165,850
    Inveresk Research Group, Inc.*......    9,400       202,852
    MedImmune, Inc.*....................    4,200       114,114
    MIM Corp.*..........................   18,500       107,300
    Onyx Pharmacueticals, Inc.*.........   23,000       133,630
    POZEN, Inc.*........................   18,200        93,730

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SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                          SHARES       VALUE
                                          ------       -----
    Shire Pharmaceuticals Group PLC
      [ADR]*............................    5,900   $   111,451
    Telik, Inc.*........................   22,400       261,184
                                                    -----------
                                                      1,615,898
                                                    -----------
REAL ESTATE -- 0.7%
    CoStar Group, Inc.*.................    9,400       173,430
    Urstadt Biddle Properties Cl-A
      [REIT]............................    9,200       101,936
                                                    -----------
                                                        275,366
                                                    -----------
RESTAURANTS -- 0.6%
    Bob Evans Farms, Inc. ..............    5,300       123,755
    Worldwide Restaurant Concepts,
      Inc.*.............................   39,000       103,350
                                                    -----------
                                                        227,105
                                                    -----------
RETAIL & MERCHANDISING -- 5.2%
    Big 5 Sporting Goods Corp.*.........   10,600       114,374
    CarMax, Inc.*.......................   10,800       193,104
    Cost Plus, Inc.*....................    8,100       232,227
    Dick's Sporting Goods, Inc.*........    6,800       130,560
    Family Dollar Stores, Inc. .........   10,500       327,705
    Leapfrog Enterprises, Inc.*.........    3,400        85,510
    PETsMART, Inc.*.....................   56,700       971,271
                                                    -----------
                                                      2,054,751
                                                    -----------
SEMICONDUCTORS -- 2.1%
    Altera Corp.*.......................    3,900        48,087
    Anadigics, Inc.*....................   13,300        34,314
    Applied Micro Circuits Corp.*.......    9,400        34,686
    Cree, Inc.*.........................    3,500        57,225
    Exar Corp.*.........................    8,100       100,440
    Fairchild Semiconductor Corp.*......    5,000        53,550
    Genesis Microchip, Inc.*............    3,456        45,101
    Globespan, Inc.*....................   30,482       134,426
    Intersil Corp. Cl-A*................    3,400        47,396
    Kopin Corp.*........................   10,000        39,200
    Marvell Technology Group Ltd.*......    3,200        60,352
    Varian Semiconductor Equipment
      Associates, Inc.*.................    4,300       102,172
    Vitesse Semiconductor Corp.*........   11,000        24,035
    Xilinx, Inc.*.......................    2,600        53,560
                                                    -----------
                                                        834,544
                                                    -----------
TELECOMMUNICATIONS -- 1.8%
    Intrado, Inc.*......................    7,400        72,520
    L-3 Communications Holdings,
      Inc.*.............................    4,900       220,059
    MasTec, Inc.*.......................   11,900        35,105
    Qwest Communications International,
      Inc. .............................   43,700       218,500
    UTStarcom, Inc.*....................    8,700       172,521
                                                    -----------
                                                        718,705
                                                    -----------

                                          SHARES       VALUE
                                          ------       -----
TRANSPORTATION -- 0.4%
    Frontline Ltd. NY Reg...............   16,400   $   145,140
                                                    -----------
UTILITIES -- 0.5%
    Equitable Resources, Inc. ..........    2,500        87,600
    McDermott International, Inc.*......   26,100       114,318
                                                    -----------
                                                        201,918
                                                    -----------
TOTAL COMMON STOCK
  (Cost $24,813,740)....................             22,136,247
                                                    -----------
FOREIGN STOCK -- 0.4%
MEDICAL SUPPLIES & EQUIPMENT
    Mettler-Toledo International,
      Inc. -- (CHF)*
      (Cost $183,314)...................    4,400       141,064
                                                    -----------
                                            PAR
                                           (000)
                                           -----
SHORT-TERM INVESTMENTS -- 44.3%
REPURCHASE AGREEMENTS -- 21.2%
    Greenwich Capital Markets, Inc.
      1.00%, dated 12/31/02, maturing
      01/02/03, repurchase price
      $8,298,461, (Collateralized by
      U.S. Treasury Notes, 1.75%, par
      value $8,447,000, market value
      $8,472,665, due 12/31/04).........  $ 8,298     8,298,000
                                                    -----------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 23.1%
    Federal National Mortgage Assoc.
      0.80%, 01/02/03...................    9,000     8,999,800
                                                    -----------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $17,297,800)....................             17,297,800
                                                    -----------
TOTAL INVESTMENTS -- 101.3%
  (Cost $42,294,854)....................             39,575,111
LIABILITIES IN EXCESS OF
  OTHER ASSETS -- (1.3%)................               (503,378)
                                                    -----------
NET ASSETS -- 100.0%....................            $39,071,733
                                                    ===========

--------------------------------------------------------------------------------

Definitions of abbreviations and annotations are included following the Schedules of Investments.

See Notes to Financial Statements.

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SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                        SHARES        VALUE
                                        ------        -----
COMMON STOCK -- 91.5%
AEROSPACE -- 1.4%
    Lockheed Martin Corp.@..........       2,500   $    144,375
    Northrop Grumman Corp. .........       8,000        776,000
    Raytheon Co.@...................       8,000        246,000
    Sequa Corp. Cl-A*...............      10,000        391,100
                                                   ------------
                                                      1,557,475
                                                   ------------
AUTOMOBILE MANUFACTURERS -- 1.6%
    DaimlerChrysler AG NY Reg.*.....       6,000        183,900
    Ford Motor Co.@.................       4,000         37,200
    General Motors Corp.@...........      12,000        442,320
    Navistar International
      Corp.*@.......................      42,000      1,021,020
    PACCAR, Inc. ...................       3,000        138,390
                                                   ------------
                                                      1,822,830
                                                   ------------
AUTOMOTIVE PARTS -- 2.9%
    AutoNation, Inc.*@..............      60,000        753,600
    BorgWarner, Inc.@...............      13,000        655,460
    Dana Corp. .....................      60,000        705,600
    Exide Technologies*@............      20,000          5,500
    Federal-Mogul Corp.*@...........       8,000          1,760
    Genuine Parts Co. ..............      17,000        523,600
    Midas, Inc. ....................       5,000         32,150
    Myers Industries, Inc. .........      29,000        310,300
    O'Reilly Automotive, Inc.*......      10,000        252,900
    Superior Industries
      International, Inc. ..........       2,000         82,720
                                                   ------------
                                                      3,323,590
                                                   ------------
BEVERAGES -- 0.9%
    Coca-Cola Co. ..................       8,000        350,560
    PepsiAmericas, Inc. ............      50,000        671,500
                                                   ------------
                                                      1,022,060
                                                   ------------
BROADCASTING -- 7.6%
    Belo Corp. Cl-A.................      25,000        533,000
    Crown Media Holdings, Inc.*.....      60,000        135,600
    Fox Entertainment Group, Inc.
      Cl-A*.........................      13,000        337,090
    Gray Television, Inc. Cl-B......      14,000        136,500
    Grupo Televisa SA [ADR]*........      20,000        558,600
    Liberty Media Corp-B*...........         500          4,600
    Liberty Media Corp. Cl-A*.......     260,020      2,324,578
    Media General, Inc. CL-A........      15,000        899,250
    Meredith Corp. .................       6,000        246,660
    News Corp. Ltd. [ADR]@..........      18,001        407,723
    Paxson Communications Corp.*....      40,000         82,400
    Scripps, (E.W.) Co. Cl-A........      29,800      2,293,110
    The Liberty Corp. ..............       5,000        194,000
    UnitedGlobalCom, Inc. Cl-A*.....     180,000        432,000
                                                   ------------
                                                      8,585,111
                                                   ------------
BUILDING MATERIALS -- 0.1%
    Thomas Industries, Inc. ........       3,000         78,180
                                                   ------------

                                        SHARES        VALUE
                                        ------        -----
CABLE TELEVISION -- 3.9%
    Cablevision Systems NY Group
      Cl-A*.........................     205,001   $  3,431,716
    Comcast Corp. Cl-A*.............      29,115        686,241
    PrimaCom AG [ADR]*..............      14,400          3,600
    Young Broadcasting, Inc.
      Cl-A*.........................      20,000        263,400
                                                   ------------
                                                      4,384,957
                                                   ------------
CHEMICALS -- 1.8%
    Albemarle Corp. ................      13,000        369,850
    Great Lakes Chemical Corp.@.....      50,000      1,194,000
    Hercules, Inc.*.................      60,000        528,000
                                                   ------------
                                                      2,091,850
                                                   ------------
CLOTHING & APPAREL -- 0.7%
    Gucci Group NV NY Reg. .........       9,000        824,400
                                                   ------------
COMPUTER HARDWARE -- 0.7%
    Hewlett-Packard Co. ............      46,365        804,896
                                                   ------------
COMPUTER SERVICES & SOFTWARE -- 0.1%
    EMC Corp.*......................      15,000         92,100
                                                   ------------
CONGLOMERATES -- 3.2%
    Cendant Corp.*@.................      90,800        951,584
    Honeywell International,
      Inc.@.........................      68,000      1,632,000
    ITT Industries, Inc. ...........       2,000        121,380
    Philip Morris Co., Inc. ........       9,000        364,770
    Tyco International Ltd.@........      35,000        597,800
                                                   ------------
                                                      3,667,534
                                                   ------------
CONSUMER PRODUCTS & SERVICES -- 4.8%
    Brown-Forman Corp. Cl-A.........      15,000      1,005,000
    Church and Dwight Co., Inc.@....      12,000        365,160
    Energizer Holdings, Inc.*.......      32,000        892,800
    Gillette Co. ...................      35,000      1,062,600
    Mattel, Inc. ...................      20,000        383,000
    Procter & Gamble Co.@...........      14,000      1,203,160
    Rayovac Corp.*..................      25,000        333,250
    USA Interactive*@...............      10,000        229,200
                                                   ------------
                                                      5,474,170
                                                   ------------
CONTAINERS & PACKAGING -- 0.0%
    Greif Brothers Corp. Cl-A.......       1,000         23,800
                                                   ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 3.6%
    Agere Systems, Inc. Cl-A*.......       2,329          3,354
    Agere Systems, Inc. Cl-B*.......     116,830        163,562
    AMETEK, Inc. ...................      12,000        461,880
    Cooper Industries Ltd. Cl-A.....      45,000      1,640,250
    CTS Corp. ......................      16,000        124,000
    Eastman Kodak Co.@..............      10,000        350,400
    General Motors Corp. Cl-H*@.....      35,000        374,500
    Magnetek, Inc.*.................      15,000         66,600
    Molex, Inc. ....................      18,000        358,020
    Thomas & Betts Corp.*...........      30,000        507,000
                                                   ------------
                                                      4,049,566
                                                   ------------

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SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                        SHARES        VALUE
                                        ------        -----
ENTERTAINMENT & LEISURE -- 3.2%
    AOL Time Warner, Inc.*..........      95,000   $  1,244,500
    Disney, (Walt) Co.@.............      75,000      1,223,250
    Dover Downs Gaming &
      Entertainment, Inc. ..........       7,000         63,630
    Dover Motorsports, Inc. ........      10,000         46,500
    Gaylord Entertainment Co.
      Cl-A*.........................      10,000        206,000
    Gemstar-TV Guide International,
      Inc.*.........................     100,000        325,000
    Pixar, Inc.*....................         100          5,299
    Viacom, Inc.*...................       3,000        122,430
    Vivendi Universal SA [ADR]......      15,000        241,050
    World Wrestling Entertainment,
      Inc.*.........................      20,000        161,000
                                                   ------------
                                                      3,638,659
                                                   ------------
ENVIRONMENTAL SERVICES -- 0.2%
    Trojan Technologies, Inc.*......      30,000        188,700
                                                   ------------
FINANCIAL-BANK & TRUST -- 3.4%
    Bank of New York Co., Inc.@.....      30,000        718,800
    Deutsche Bank AG [ADR]*@........      15,000        681,450
    FleetBoston Financial Corp. ....      11,000        267,300
    J.P. Morgan Chase & Co.@........      22,000        528,000
    Wachovia Corp.@.................      10,000        364,400
    Wilmington Trust Corp. .........      40,000      1,267,200
                                                   ------------
                                                      3,827,150
                                                   ------------
FINANCIAL SERVICES -- 3.7%
    American Express Co.@...........      61,000      2,156,350
    BKF Capital Group, Inc.*........       7,000        123,550
    Lehman Brothers Holdings,
      Inc. .........................       3,000        159,870
    Merrill Lynch & Co., Inc.@......      17,000        645,150
    Price, (T. Rowe) Group, Inc. ...      34,000        927,520
    Schwab, (Charles) Corp. ........      20,000        217,000
                                                   ------------
                                                      4,229,440
                                                   ------------
FOOD -- 6.0%
    Albertson's, Inc.@..............       4,000         89,040
    Archer Daniels Midland Co. .....     105,000      1,302,000
    Del Monte Foods Co.*............      13,398        103,165
    Diageo PLC [ADR]................      23,000      1,007,400
    Flowers Foods, Inc. ............      42,000        819,420
    Heinz, (H.J.) Co. ..............      30,000        986,100
    Kellogg Co. ....................      24,000        822,480
    Sensient Technologies Corp. ....      18,000        404,460
    The J.M. Smucker Co. ...........         340         13,535
    Weis Markets, Inc. .............      30,000        931,500
    Wrigley, (Wm., Jr.) Co. ........       6,000        329,280
                                                   ------------
                                                      6,808,380
                                                   ------------
HOTELS & MOTELS -- 0.4%
    Hilton Hotels Corp.@............      15,000        190,650
    MGM Mirage, Inc.*...............       8,000        263,760
                                                   ------------
                                                        454,410
                                                   ------------

                                        SHARES        VALUE
                                        ------        -----
INDUSTRIAL PRODUCTS -- 1.0%
    Crane Co. ......................      30,000   $    597,900
    Precision Castparts Corp. ......      20,000        485,000
                                                   ------------
                                                      1,082,900
                                                   ------------
INSURANCE -- 0.8%
    Alleghany Corp.*................       2,000        355,000
    Argonaut Group, Inc. ...........      14,000        206,500
    Leucadia National Corp. ........       5,000        186,550
    White Mountain Insurance
      Group*........................         600        193,800
                                                   ------------
                                                        941,850
                                                   ------------
INTERNET SERVICES -- 0.0%
    Checkfree Corp.*@...............       3,000         48,003
    eBay, Inc.*@....................         100          6,782
                                                   ------------
                                                         54,785
                                                   ------------
MACHINERY & EQUIPMENT -- 2.9%
    Deere & Co. ....................      20,000        917,000
    Flowserve Corp.*................      10,000        147,900
    Gencorp, Inc. ..................      60,000        475,200
    Kadant, Inc.*...................       1,542         23,130
    SPS Technologies, Inc.*.........      20,000        475,000
    Thermo Electron Corp.*@.........      65,000      1,307,800
                                                   ------------
                                                      3,346,030
                                                   ------------
MEDIA CONTENT -- 0.0%
    Accent Media Group, Inc.*.......       4,000          4,480
                                                   ------------
MEDICAL SUPPLIES & EQUIPMENT -- 1.3%
    Apogent Technologies, Inc.*.....      11,000        228,800
    INAMED Corp.*...................       6,000        184,800
    Invitrogen Corp.*@..............       8,000        250,320
    Owens & Minor, Inc. ............      15,000        246,300
    Sybron Dental Specialties,
      Inc.*.........................      35,000        519,750
    Viasys Healthcare, Inc.*........       5,000         74,450
                                                   ------------
                                                      1,504,420
                                                   ------------
OIL & GAS -- 6.3%
    Baker Hughes, Inc.@.............      18,000        579,420
    Burlington Resources, Inc. .....      34,000      1,450,099
    ConocoPhillips..................      20,594        996,544
    Devon Energy Corp.@.............       8,850        406,215
    El Paso Corp.@..................      27,000        187,920
    ENSCO International, Inc.@......       8,000        235,600
    Halliburton Co. ................      50,000        935,500
    Kerr-McGee Corp.@...............      22,089        978,543
    National Fuel Gas Co. ..........      25,000        518,250
    ONEOK, Inc. ....................      25,500        489,600
    Questar Corp. ..................      13,500        375,570
                                                   ------------
                                                      7,153,261
                                                   ------------
PAPER & FOREST PRODUCTS -- 0.8%
    International Paper Co.@........       9,000        314,730
    MeadWestvaco Corp. .............      23,000        568,330
                                                   ------------
                                                        883,060
                                                   ------------

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SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                        SHARES        VALUE
                                        ------        -----
PHARMACEUTICALS -- 2.0%
    Bristol-Meyers Squibb Co. ......      60,000   $  1,389,000
    Pfizer, Inc.@...................       8,000        244,560
    Wyeth...........................      18,000        673,200
                                                   ------------
                                                      2,306,760
                                                   ------------
PRINTING & PUBLISHING -- 4.7%
    Journal Register Co.*...........      15,000        266,700
    Knight-Ridder, Inc. ............       5,500        347,875
    McGraw-Hill Co., Inc. ..........       2,500        151,100
    New York Times Co. CL-A.........       1,500         68,595
    Pulitzer, Inc. .................      13,000        584,350
    Readers Digest Association,
      Inc. .........................       9,394        141,849
    Tribune Co. ....................      52,000      2,363,920
    Washington Post Co. Cl-B........       1,900      1,402,200
                                                   ------------
                                                      5,326,589
                                                   ------------
RETAIL & MERCHANDISING -- 1.0%
    Blockbuster, Inc. Cl-A@.........       4,000         49,000
    The Neiman Marcus Group, Inc.
      Cl-A*@........................      34,800      1,057,572
                                                   ------------
                                                      1,106,572
                                                   ------------
SEMICONDUCTORS -- 0.4%
    Texas Instruments, Inc. ........      29,000        435,290
                                                   ------------
TELECOMMUNICATIONS -- 10.7%
    AT&T Corp.@.....................      18,000        469,980
    BCE, Inc. ......................      35,000        630,350
    BroadWing, Inc.*................     100,000        352,000
    BT Group PLC [ADR]..............      15,000        469,950
    Cable & Wireless Communications
      PLC [ADR]@....................      36,000         83,880
    CenturyTel, Inc. ...............      60,000      1,762,801
    Commonwealth Telephone
      Enterprises, Inc.*............       1,000         35,840
    Commonwealth Telephone
      Enterprises, Inc. Cl-B*.......       1,000         36,750
    Corning, Inc.*..................     190,000        628,900
    Deutsche Telekom AG [ADR].......      18,000        228,600
    France Telecom SA [ADR]@........       2,000         35,540
    IDT Corp.*......................         200          3,458
    IDT Corp. Cl-B*.................         200          3,102
    Liberty Satellite & Technology,
      Inc. Cl-A*....................         200            530
    Lucent Technologies, Inc.*@.....     271,000        341,460
    mmO2 PLC [ADR]*.................      65,000        464,750
    Motorola, Inc.@.................      80,000        692,000
    Nextel Communications, Inc.
      Cl-A*@........................      90,000      1,039,500
    Nextel Partners, Inc.*..........      25,000        151,750
    Nortel Networks Corp.*..........      70,000        112,700
    NTL, Inc.*@.....................     130,000          2,080
    Price Communications Corp.*.....      30,000        414,900

                                        SHARES        VALUE
                                        ------        -----
    QUALCOMM, Inc.*@................       5,000   $    181,950
    Qwest Communications
      International, Inc.@..........     230,000      1,150,000
    Sprint Corp. ...................      68,000        984,640
    Sprint Corp. (PCS Group)*@......      50,000        219,000
    Telephone & Data Systems,
      Inc. .........................      16,000        752,320
    United Pan-Europe Cl-A
      [ADR]*@.......................      12,000            480
    United States Cellular Corp.*...      12,000        300,240
    Verizon Communications, Inc.....      15,000        581,250
    Western Wireless Corp. Cl-A*....      12,000         63,600
                                                   ------------
                                                     12,194,301
                                                   ------------
TRANSPORTATION -- 0.3%
    GATX Corp.@.....................      13,000        296,660
                                                   ------------
UTILITIES -- 9.1%
    AES Corp.*......................      60,000        181,200
    Aquila, Inc. ...................      40,000         70,800
    CH Energy Group, Inc. ..........       7,000        326,410
    Cinergy Corp.@..................      46,000      1,551,121
    Cleco Corp. ....................      13,500        189,000
    Constellation Energy Group,
      Inc.@.........................      30,000        834,600
    DPL, Inc. ......................      30,000        460,200
    DQE, Inc. ......................      50,000        762,000
    DTE Energy Co. .................       2,001         92,846
    El Paso Electric Co.*@..........      30,000        330,000
    Equitable Resources, Inc. ......       7,000        245,280
    Great Plains Energy, Inc. ......      40,000        915,200
    Mirant Corp.*@..................     115,000        217,350
    NiSource, Inc...................      10,000        200,000
    Northeast Utilities Co.@........      85,000      1,289,450
    NUI Corp. ......................       5,800        100,108
    PPL Corp. ......................       4,000        138,720
    Public Service Enterprise Group,
      Inc. .........................       8,200        263,220
    Sierra Pacific Resources........      35,000        227,500
    Teco Energy, Inc.@..............      45,000        696,150
    UIL Holdings Corp.@.............       5,000        174,350
    Unisource Energy Corp. .........      10,000        172,900
    Wisconsin Energy Corp. .........      20,000        504,000
    Xcel Energy, Inc.@..............      35,000        385,000
                                                   ------------
                                                     10,327,405
                                                   ------------
  TOTAL COMMON STOCK
    (Cost $123,836,455).............                103,913,621
                                                   ------------
SHORT-TERM INVESTMENTS -- 10.8%
REGISTERED INVESTMENT COMPANIES -- 9.0%
    Temporary Investment Cash
      Fund..........................   5,114,281      5,114,281
    Temporary Investment Fund.......   5,114,281      5,114,281
                                                   ------------
                                                     10,228,562
                                                   ------------

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SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                         PAR
                                        (000)         VALUE
                                        -----         -----
U.S. TREASURY OBLIGATIONS -- 1.8%
    U.S. Treasury Bills
      1.18%, 01/02/03...............  $    1,000   $    999,968
      1.16%, 03/27/03...............       1,002        999,223
                                                   ------------
                                                      1,999,191
                                                   ------------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $12,227,785)................                 12,227,753
                                                   ------------
TOTAL INVESTMENTS -- 102.3%
  (Cost $136,064,240)...............                116,141,374
LIABILITIES IN EXCESS OF
  OTHER ASSETS -- (2.3%)............                 (2,584,167)
                                                   ------------
NET ASSETS -- 100.0%................               $113,557,207
                                                   ============

--------------------------------------------------------------------------------

Definitions of abbreviations and annotations are included following the Schedules of Investments.

See Notes to Financial Statements.

AST LORD ABBETT BOND-DEBENTURE PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                     PAR
                                    (000)           VALUE
                                    -----           -----
CORPORATE OBLIGATIONS -- 81.1%
ADVERTISING -- 0.8%
    Interpublic Group
      Companies, Inc.
      7.25%, 08/15/11.........    $      500     $    459,325
    R.H. Donnelley Corp.
      9.125%, 06/01/08........           250          250,063
      8.875%, 12/15/10 144A...           500          537,499
                                                 ------------
                                                    1,246,887
                                                 ------------
AEROSPACE -- 1.3%
    Alliant Techsystems, Inc.
      8.50%, 05/15/11.........           250          271,250
    BE Aerospace, Inc.
      8.875%, 05/01/11........           550          407,000
    Dyncorp, Inc.
      9.50%, 03/01/07.........           350          364,000
    Raytheon Co.
      6.30%, 03/15/05.........         1,000        1,067,497
                                                 ------------
                                                    2,109,747
                                                 ------------
AIRLINES -- 0.2%
    Continental Airlines, Inc.
      8.00%, 12/15/05.........           115           56,925
    Delta Air Lines, Inc.
      10.375%, 02/01/11.......           400          268,376
                                                 ------------
                                                      325,301
                                                 ------------
AUTOMOBILE MANUFACTURERS -- 0.9%
    Oshkosh Truck Corp.
      8.75%, 03/01/08.........         1,500        1,550,625
                                                 ------------
AUTOMOTIVE PARTS -- 2.9%
    ArvinMeritor, Inc.
      8.75%, 03/01/12.........         1,000        1,040,000
    Dana Corp.
      10.125%, 03/15/10.......         1,000        1,017,500
    Delco Remy International,
      Inc.
      11.00%, 05/01/09@.......         1,000          520,000
    Dura Operating Corp.
      9.00%, 05/01/09@........           750          682,500
    Goodyear Tire & Rubber Co.
      7.857%, 08/15/11........           750          562,455
    Tower Automotive, Inc.
      5.00%, 08/01/04@........         1,000          896,250
                                                 ------------
                                                    4,718,705
                                                 ------------
BROADCASTING -- 3.2%
    Allbritton Communications
      Co.
      9.75%, 11/30/07.........         1,000        1,040,000
      7.75%, 12/15/12
        144Asec...............         1,000        1,006,250
    Entercom Radio Capital Co.
      7.625%, 03/01/14........           250          263,750

                                     PAR
                                    (000)           VALUE
                                    -----           -----
    Liberty Media Corp.
      3.25%, 03/15/31.........    $    1,500     $  1,403,550
    Sinclair Broadcast Group,
      Inc.
      8.75%, 12/15/11.........         1,500        1,621,875
                                                 ------------
                                                    5,335,425
                                                 ------------
BUILDING MATERIALS -- 0.3%
    Beazer Homes USA, Inc.
      8.375%, 04/15/12........           500          517,500
                                                 ------------
BUSINESS SERVICES -- 1.6%
    Iron Mountain, Inc.
      8.75%, 09/30/09.........         1,000        1,036,250
      8.625%, 04/01/13........           500          525,000
    IVAX Corp.
      5.50%, 05/15/07 [CVT]...         1,250        1,117,188
                                                 ------------
                                                    2,678,438
                                                 ------------
CABLE TELEVISION -- 2.0%
    Comcast Corp.
      10.625%, 07/15/12.......           670          747,916
    CSC Holdings, Inc.
      8.125%, 08/15/09........         1,000          966,250
    Insight Communications
      8.356%, 02/15/11........           490          272,563
    Mediacom LLC
      8.50%, 04/15/08.........         1,500        1,357,499
                                                 ------------
                                                    3,344,228
                                                 ------------
CHEMICALS -- 3.3%
    Airgas, Inc.
      9.125%, 10/01/11........           350          383,250
    Ferro Corp.
      9.125%, 01/01/09........           350          369,863
    FMC Corp.
      10.25%, 11/01/09 144A...           275          298,375
    Huntsman ICI Chemicals
      Corp.
      10.125%, 07/01/09.......         1,500        1,252,500
    IMC Global, Inc.
      11.25%, 06/01/11 144A...           600          648,000
      11.25%, 06/01/11........           400          432,000
    Lyondell Chemical Co.
      9.625%, 05/01/07........         1,000          962,500
    OM Group, Inc.
      9.25%, 12/15/11.........           650          354,250
    Solutia, Inc.
      6.72%, 10/15/37.........           500          378,125
    Texas Petrochemical Corp.
      11.125%, 07/01/06.......           500          307,500
                                                 ------------
                                                    5,386,363
                                                 ------------

AST LORD ABBETT BOND-DEBENTURE PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                     PAR
                                    (000)           VALUE
                                    -----           -----
CLOTHING & APPAREL -- 0.6%
    Levi Strauss & Co.
      11.625%, 01/15/08@......    $      500     $    487,500
      12.25%, 12/15/12 144A...           500          492,500
                                                 ------------
                                                      980,000
                                                 ------------
COMPUTER HARDWARE -- 0.3%
    Seagate Technology HDD
      Holdings
      8.00%, 05/15/09 144A....           500          515,000
                                                 ------------
COMPUTER SERVICES & SOFTWARE -- 1.4%
    Affiliated Computer
      Services, Inc.
      3.50%, 02/15/06 [CVT]...           250          344,688
    Computer Associates
      International, Inc.
      6.375%, 04/15/05........           300          291,182
    Manugistics Group, Inc.
      5.00%, 11/01/07 [CVT]...           350          174,563
    Mercury Interactive Corp.
      4.75%, 07/01/07.........           500          451,250
    Unisys Corp.
      8.125%, 06/01/06........           750          785,624
    Wind River Systems, Inc.
      3.75%, 12/15/06.........           300          230,625
                                                 ------------
                                                    2,277,932
                                                 ------------
CONGLOMERATES -- 0.9%
    Bisys Group, Inc.
      4.00%, 03/15/06.........         1,500        1,415,625
                                                 ------------
CONSTRUCTION -- 1.2%
    D.R. Horton, Inc.
      10.00%, 04/15/06........           400          405,500
    Lennar Corp.
      7.625%, 03/01/09........         1,000        1,035,000
    Schuler Homes, Inc.
      9.375%, 07/15/09........           500          512,500
                                                 ------------
                                                    1,953,000
                                                 ------------
CONSUMER PRODUCTS & SERVICES -- 1.0%
    Hanover Compressor Co.
      4.75%, 03/15/08.........           500          403,125
    Interim Services Co.
      4.50%, 06/01/05 [CVT]...           200          182,250
    Johnsondiversey, Inc.
      9.625%, 05/15/12 144A...         1,000        1,057,500
                                                 ------------
                                                    1,642,875
                                                 ------------
CONTAINERS & PACKAGING -- 3.1%
    Bway Corp.
      10.00%, 10/15/10 144A...         1,000        1,042,500
    Four M Corp. Cl-B
      12.00%, 06/01/06........           350          364,000
    Graphic Packaging Corp.
      8.625%, 02/15/12........           750          793,125

                                     PAR
                                    (000)           VALUE
                                    -----           -----
    Jefferson Smurfit Corp.
      8.25%, 10/01/12 144A....    $      500     $    515,000
    Owens-Brockway Glass
      Container Co.
      8.875%, 02/15/09........         1,250        1,287,500
    Plastipak Holdings, Inc.
      10.75%, 09/01/11........           400          424,000
    Portola Packaging, Inc.
      10.75%, 10/01/05........           500          507,500
    Stone Container Corp.
      8.375%, 07/01/12........           250          257,500
                                                 ------------
                                                    5,191,125
                                                 ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 3.4%
    L-3 Communications Corp.
      7.625%, 06/15/12........           500          517,500
    L-3 Communications
      Holdings, Inc.
      4.40%, 09/15/11 [CVT]...         1,500        1,689,375
    LSI Logic Corp.
      4.00%, 11/01/06 [CVT]...           850          697,000
    RF Micro Devices, Inc.
      3.75%, 08/15/05.........         1,750        1,522,500
    Sanmina Corp.
      10.375%, 01/15/10
        144A@.................         1,000        1,015,000
      10.372%, 09/12/20
        [ZCB].................           500          206,250
                                                 ------------
                                                    5,647,625
                                                 ------------
ENTERTAINMENT & LEISURE -- 7.9%
    AOL Time Warner, Inc.
      6.125%, 04/15/06........         1,000        1,033,385
    Aztar Corp.
      8.875%, 05/15/07........         2,000        2,049,999
    Boyd Gaming Corp.
      8.75%, 04/15/12.........         1,500        1,582,500
    Harrahs Operating Co.,
      Inc.
      7.50%, 01/15/09.........           500          559,538
    Isle of Capri Casinos,
      Inc.
      9.00%, 03/15/12.........         1,500        1,563,750
    Mandalay Resort Group
      9.375%, 02/15/10........         1,000        1,075,000
    Mohegan Tribal Gaming Co.
      8.75%, 01/01/09.........         1,500        1,582,500
    Park Place Entertainment
      Corp.
      9.375%, 02/15/07@.......         1,500        1,605,000
      7.50%, 09/01/09.........           350          358,750
    Six Flags, Inc.
      9.50%, 02/01/09.........           750          727,500
    Turning Stone Casino
      Resort Enterprise
      9.125%, 12/15/10 144A...           750          772,500
                                                 ------------
                                                   12,910,422
                                                 ------------

AST LORD ABBETT BOND-DEBENTURE PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                     PAR
                                    (000)           VALUE
                                    -----           -----
ENVIRONMENTAL SERVICES -- 0.7%
    Allied Waste North America
      Co. Cl-B
      7.875%, 01/01/09........    $    1,200     $  1,200,000
                                                 ------------
FINANCIAL-BANK & TRUST -- 0.2%
    Wachovia Corp.
      6.605%, 10/01/25........           325          353,714
                                                 ------------
FINANCIAL SERVICES -- 3.1%
    Alamosa Delaware, Inc.
      13.625%, 08/15/11.......         1,000          335,000
    First Data Corp.
      2.00%, 02/06/03@........         1,500        1,694,999
    Ford Motor Credit Corp.
      7.25%, 10/25/11@........         1,500        1,459,841
    GATX Financial Corp.
      8.875%, 06/01/09........           500          470,367
    Regions Financial Corp.
      7.00%, 03/01/11.........         1,000        1,147,767
                                                 ------------
                                                    5,107,974
                                                 ------------
FOOD -- 6.5%
    American Seafood Group LLC
      10.125%, 04/15/10.......           675          691,875
    B&G Foods, Inc.
      9.625%, 08/01/07........         1,000        1,035,000
    Corn Products
      International, Inc.
      8.45%, 08/15/09.........           500          508,520
    Dean Foods Co.
      6.625%, 05/15/09........           750          740,832
    Del Monte Foods Co. Cl-B
      8.625%, 12/15/12
        144A@.................         1,000        1,025,000
    Dole Foods Co.
      7.875%, 07/15/13........         1,250        1,208,483
    Great Atlantic & Pacific
      Tea Co., Inc.
      7.75%, 04/15/07.........           500          362,500
      9.125%, 12/15/11........           500          367,500
    Ingles Markets, Inc.
      8.875%, 12/01/11........           750          697,500
    Land O Lakes, Inc.
      8.75%, 11/15/11.........           500          282,500
    Michael Foods, Inc.
      11.75%, 04/01/11........           225          253,125
    Nestle Holding, Inc.
      3.00%, 05/09/05.........         1,500        1,667,774
    Roundy's, Inc.
      8.875%, 06/15/12........           750          738,750
    Stater Brothers Holdings,
      Inc.
      10.75%, 08/15/06........         1,000        1,020,000
                                                 ------------
                                                   10,599,359
                                                 ------------

                                     PAR
                                    (000)           VALUE
                                    -----           -----
FURNITURE -- 0.3%
    Sealy Mattress Co. Cl-B
      9.875%, 12/15/07@.......    $      500     $    487,500
                                                 ------------
HEALTHCARE SERVICES -- 5.2%
    AdvancePCS
      8.50%, 04/01/08.........         1,500        1,567,500
    Coventry Health Care, Inc.
      8.125%, 02/15/12........           500          522,500
    Extendicare Health
      Services, Inc.
      9.50%, 07/01/10 144A....         1,500        1,462,500
    HEALTHSOUTH Corp.
      8.375%, 10/01/11........           760          646,000
    Pacificare Health Systems,
      Inc.
      10.75%, 06/01/09........         1,250        1,343,750
    Rotech Healthcare, Inc.
      9.50%, 04/01/12 144A....         1,250        1,257,813
    Triad Hospitals, Inc.
      8.75%, 05/01/09.........           530          569,750
    Universal Health Services,
      Inc.
      0.426%, 06/23/06
        [CVT].................         2,000        1,280,000
                                                 ------------
                                                    8,649,813
                                                 ------------
HOTELS & MOTELS -- 1.4%
    Felcor Lodging L.P.
      8.50%, 06/01/11.........           770          754,600
    Hammons, (John Q.) Hotels
      8.875%, 05/15/12........           450          454,500
    Hilton Hotels Corp.
      8.25%, 02/15/11@........         1,000        1,047,500
                                                 ------------
                                                    2,256,600
                                                 ------------
INDUSTRIAL PRODUCTS -- 2.3%
    Dresser, Inc.
      9.375%, 04/15/11........         1,500        1,522,500
    Edo Corp.
      5.25%, 04/15/07.........           500          516,250
    Interface, Inc.
      9.50%, 11/15/05.........           750          678,750
    Interpublic Group of
      Companies, Inc.
      1.87%, 06/01/06sec......         1,500        1,151,250
                                                 ------------
                                                    3,868,750
                                                 ------------
INSURANCE -- 0.5%
    First American Corp.
      4.50%, 04/15/08.........           800          845,000
                                                 ------------
INTERNET SERVICES -- 0.6%
    Juniper Networks, Inc.
      4.75%, 03/15/07.........           500          390,000
    Symantec Corp.
      3.00%, 11/01/06.........           400          565,500
                                                 ------------
                                                      955,500
                                                 ------------

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SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                     PAR
                                    (000)           VALUE
                                    -----           -----
MACHINERY & EQUIPMENT -- 2.6%
    Agilent Technologies, Inc.
      3.00%, 02/06/03.........    $      300     $    289,125
    Case Corp.
      7.25%, 08/01/05.........         1,000          850,572
    Cummins, Inc.
      9.50%, 12/01/10 144A....           375          399,375
    Danaher Corp.
      2.254%, 01/22/04
        [ZCB].................         2,500        1,690,625
    Thermo Electron Corp.
      4.00%, 01/15/05.........           500          496,250
    Trimas Corp.
      9.875%, 06/15/12 144A...           500          497,500
                                                 ------------
                                                    4,223,447
                                                 ------------
MEDICAL SUPPLIES & EQUIPMENT -- 1.9%
    Allergan, Inc.
      1.254%, 11/06/07 144A
        [ZCB]@................           500          427,815
    Fisher Scientific
      International, Inc.
      9.00%, 02/01/08.........           500          525,000
    Hanger Orthopedic Group,
      Inc.
      10.375%, 02/15/09.......           750          783,750
    Perkinelmer, Inc.
      8.875%, 01/15/13 144A...           750          742,500
      8.75%, 04/01/08.........           750          697,500
                                                 ------------
                                                    3,176,565
                                                 ------------
METALS & MINING -- 0.4%
    Armco, Inc.
      9.00%, 09/15/07.........           250          256,250
    Oregon Steel Mills, Inc.
      10.00%, 07/15/09 144A...           465          474,300
                                                 ------------
                                                      730,550
                                                 ------------
OFFICE EQUIPMENT -- 0.4%
    Xerox Corp.
      5.50%, 11/15/03.........           750          735,000
                                                 ------------
OIL & GAS -- 4.8%
    Anadarko Petroleum Corp.
      2.565%, 03/07/20 [CVT,
        ZCB]..................         2,000        1,232,500
    Chesapeake Energy Corp.
      8.50%, 03/15/12.........           500          520,000
    Forest Oil Corp.
      8.00%, 06/15/08.........           350          371,000
    KCS Energy, Inc.
      8.875%, 01/15/06........           200          145,000
    Kerr-McGee Corp.
      5.25%, 02/15/10.........         1,000        1,088,750
    Key Energy Services, Inc.
      8.375%, 03/01/08........           500          525,000
    Lomak Petroleum Corp.
      8.75%, 01/15/07.........           200          202,500

                                     PAR
                                    (000)           VALUE
                                    -----           -----
    Magnum Hunter Resources,
      Inc.
      9.60%, 03/15/12.........    $    1,000     $  1,065,000
    Parker Drilling Co.
      5.50%, 08/01/04.........           440          408,650
      10.125%, 11/15/09@......         1,100        1,138,500
    PSEG Energy Holdings, Inc.
      8.50%, 06/15/11.........           500          408,183
    Stone Energy Corp.
      8.25%, 12/15/11.........           200          209,000
    Swift Energy Co.
      9.375%, 05/01/12........           500          487,500
    Tesoro Escrow Corp.
      9.625%, 04/01/12........           200          131,000
                                                 ------------
                                                    7,932,583
                                                 ------------
PAPER & FOREST PRODUCTS -- 2.6%
    Buckeye Technologies, Inc.
      8.00%, 10/15/10.........         1,500        1,218,750
    Georgia-Pacific Corp.
      9.50%, 12/01/11@........         1,000          985,000
      8.125%, 06/15/23........           250          203,750
    Longview Fibre Co.
      10.00%, 01/15/09........           500          527,500
    Stone Container Corp.
      9.25%, 02/01/08.........           250          265,625
    Weyerhaeuser Co.
      6.125%, 03/15/07........         1,000        1,071,579
                                                 ------------
                                                    4,272,204
                                                 ------------
PHARMACEUTICALS -- 0.1%
    Cell Therapeutics, Inc.
      5.75%, 06/15/08.........            88           85,223
                                                 ------------
REAL ESTATE -- 1.6%
    American Standard, Inc.
      8.25%, 06/01/09.........         1,000        1,080,000
    HMH Properties, Inc. Cl-B
      7.875%, 08/01/08........           250          242,500
    Host Marriott L.P.
      9.25%, 10/01/07
        [REIT]................           750          761,250
    Ventas Realty L.P. Capital
      Corp.
      8.75%, 05/01/09.........           600          624,000
                                                 ------------
                                                    2,707,750
                                                 ------------
RETAIL & MERCHANDISING -- 2.1%
    Dillards, Inc.
      6.30%, 02/15/08.........         1,000          935,000
    Penney, (J.C.) Co., Inc.
      6.875%, 10/15/15........         1,465        1,252,575
    Saks, Inc.
      9.875%, 10/01/11@.......         1,250        1,312,500
                                                 ------------
                                                    3,500,075
                                                 ------------

AST LORD ABBETT BOND-DEBENTURE PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                     PAR
                                    (000)           VALUE
                                    -----           -----
SEMICONDUCTORS -- 0.4%
    Lam Research Corp.
      4.00%, 06/01/06.........    $      750     $    656,250
                                                 ------------
TELECOMMUNICATIONS -- 5.5%
    Block Communications, Inc.
      9.25%, 04/15/09.........         1,500        1,545,000
    Crown Castle International
      Corp. Ltd.
      10.75%, 08/01/11@.......           250          220,000
    Dobson Communications
      Corp.
      10.875%, 07/01/10@......           750          637,500
    Echostar DBS Corp.
      9.125%, 01/15/09........         1,500        1,586,249
    Nextel Communications,
      Inc.
      12.00%, 11/01/08........         1,000          990,000
      9.50%, 02/01/11.........         1,000          905,000
    Rogers Wireless, Inc.
      9.625%, 05/01/11........           700          658,000
    Rural Cellular Corp.
      9.75%, 01/15/10.........           500          302,500
    SBA Communications Corp.
      10.25%, 02/01/09........           250          136,250
    Telecorp PCS, Inc.
      10.625%, 07/15/10.......           750          796,875
    Tritel PCS, Inc.
      10.375%, 01/15/11.......           325          345,313
    Triton PCS, Inc.
      2.246%, 05/01/08
        [STEP]................         1,000          865,000
                                                 ------------
                                                    8,987,687
                                                 ------------
TRANSPORTATION -- 0.3%
    Avis Group Holdings, Inc.
      11.00%, 05/01/09........           500          550,000
                                                 ------------
UTILITIES -- 1.3%
    Calpine Corp.
      7.875%, 04/01/08........           500          212,500
    Kansas City Power & Light
      Co.
      7.125%, 12/15/05........           300          333,375
    Mirant Americas Generation
      Corp.
      7.625%, 05/01/06@.......           500          265,000
    PPL Energy Supply LLC
      6.40%, 11/01/11.........           500          498,412
    TXU Corp.
      6.375%, 06/15/06@.......           500          457,913
    Virginia Electric & Power
      Co.
      7.00%, 01/01/24.........           300          303,533
                                                 ------------
                                                    2,070,733
                                                 ------------
TOTAL CORPORATE OBLIGATIONS
  (Cost $135,374,641).........                    133,699,100
                                                 ------------
                                  PRINCIPAL
                                   IN LOCAL
                                   CURRENCY
                                    (000)           VALUE
                                  ---------         -----
FOREIGN BONDS -- 5.5%
BROADCASTING -- 0.3%
    TV Azteca SA de CV
      Cl-B -- (MEX)
      10.50%, 02/15/07........           575     $    521,094
                                                 ------------
METALS & MINING -- 0.3%
    Euramax International
      PLC -- (GBP)
      11.25%, 10/01/06........           500          515,000
                                                 ------------
PAPER & FOREST PRODUCTS -- 2.7%
    Abitibi Consolidated,
      Inc. -- (CAD)
      8.55%, 08/01/10@........         2,000        2,223,500
    MDP Acquisitions
      PLC -- (IEP)
      9.625%, 10/01/12 [PIK]
        144A..................           750          787,500
    Tembec Industries,
      Inc. -- (CAD)
      7.75%, 03/15/12.........         1,500        1,462,500
                                                 ------------
                                                    4,473,500
                                                 ------------
PHARMACEUTICALS -- 1.3%
    Biovail Corp. -- (CAD)
      7.875%, 04/01/10........         1,050        1,055,250
    Teva Pharmaceutical
      Finance N.V. -- (NLG)
      0.375%, 11/18/07 144A...           960        1,014,000
                                                 ------------
                                                    2,069,250
                                                 ------------
SEMICONDUCTORS -- 0.3%
    ASML Holding N.V. -- (NLG)
      4.25%, 11/30/04.........           100           86,250
    Stmicroelectronics N.V.
      [STEP] -- (NLG)
      3.059%, 09/22/04........           500          435,000
                                                 ------------
                                                      521,250
                                                 ------------
TELECOMMUNICATIONS -- 0.6%
    Amdocs Ltd. -- (GBP)
      2.00%, 06/01/08.........         1,000          930,000
                                                 ------------
TOTAL FOREIGN BONDS
  (Cost $8,762,928)...........                      9,030,094
                                                 ------------
                                    SHARES
                                    ------
PREFERRED STOCK -- 4.9%
AEROSPACE -- 0.3%
    Raytheon Co. 8.25%*
      [CVT]...................        10,500          573,300
                                                 ------------
BROADCASTING -- 0.2%
    Sinclair Broadcast Group,
      Inc.
      6.00%* [CVT]............         7,000          272,223
                                                 ------------

AST LORD ABBETT BOND-DEBENTURE PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                    SHARES          VALUE
                                    ------          -----
ELECTRONIC COMPONENTS & EQUIPMENT -- 0.1%
    Electronic Data Systems
      Corp.
      7.625%* [CVT]...........         7,000     $    153,370
                                                 ------------
ENTERTAINMENT & LEISURE -- 0.1%
    Six Flags, Inc.
      7.25%* [CVT]............         8,000          130,000
                                                 ------------
FINANCIAL-BANK & TRUST -- 0.8%
    Union Pacific Capital
      Trust
      6.25%* [CVT]............        25,000        1,287,500
                                                 ------------
FINANCIAL SERVICES -- 0.4%
    Ford Motor Co. Capital
      Trust II
      6.50%* [CVT]............         6,000          245,100
    Washington Mutual, Inc.
      5.375% 144A, [CVT]......         7,500          389,063
                                                 ------------
                                                      634,163
                                                 ------------
INSURANCE -- 0.8%
    Ace Ltd. 8.25%* [CVT].....         2,900          174,000
    Anthem, Inc. 6.00%*
      [CVT]...................        14,000        1,087,520
                                                 ------------
                                                    1,261,520
                                                 ------------
LUMBER & WOOD PRODUCTS -- 0.6%
    Temple-Inland, Inc.
      7.50%* [CVT]............        20,000          907,800
                                                 ------------
MEDICAL SUPPLIES & EQUIPMENT -- 0.2%
    Baxter International, Inc.
      7.00% [CVT].............         7,000          350,700
                                                 ------------
METALS & MINING -- 0.5%
    Phelps Dodge Corp.
      6.75%* [CVT]............        10,000          854,600
                                                 ------------
OIL & GAS -- 0.7%
    Dominion Resources, Inc.
      9.50% [CVT].............        25,000        1,354,750
                                                 ------------

                                    SHARES          VALUE
                                    ------          -----
REAL ESTATE -- 0.2%
    Simon Property Group, Inc. Cl-B
      6.50%*..................         3,500     $    325,500
                                                 ------------
TOTAL PREFERRED STOCK
  (Cost $8,487,596)...........                      8,105,426
                                                 ------------
                                     PAR
                                    (000)
                                    -----
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 4.7%
    Federal Home Loan Mortgage Corp.
      5.25%, 02/15/04.........    $    1,000        1,043,196
      5.50%, 07/15/06.........         3,000        3,300,459
                                                 ------------
                                                    4,343,655
                                                 ------------
    Federal National Conventional Loan
      7.00%,
        06/01/31-11/01/31.....         1,347        1,417,780
                                                 ------------
    Federal National Mortgage Assoc.
      7.00%,
        12/01/30-03/01/32.....         1,916        2,015,764
                                                 ------------
    (Cost $7,624,034).........                      7,777,199
                                                 ------------
                                    SHARES
                                    ------
COMMON STOCK -- 0.0%
COMPUTER SERVICES & SOFTWARE
    EMC Corp.*................         3,000           18,420
    McDATA Corp. Cl-A*........           110              781
                                                 ------------
    (Cost $126,604)...........                         19,201
                                                 ------------
SHORT-TERM INVESTMENTS -- 1.6%
REGISTERED INVESTMENT
  COMPANIES
    Temporary Investment Cash
      Fund....................     1,337,717        1,337,717
    Temporary Investment
      Fund....................     1,337,716        1,337,716
                                                 ------------
  (Cost $2,675,433)...........                      2,675,433
                                                 ------------
TOTAL INVESTMENTS -- 97.8%
  (Cost $163,051,236).........                    161,306,453
OTHER ASSETS LESS
  LIABILITIES -- 2.2%.........                      3,632,105
                                                 ------------
NET ASSETS -- 100.0%..........                   $164,938,558
                                                 ============

--------------------------------------------------------------------------------

Definitions of abbreviations and annotations are included following the Schedules of Investments.

See Notes to Financial Statements.

AST ALLIANCE/BERNSTEIN GROWTH + VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                         SHARES       VALUE
                                         ------       -----
COMMON STOCK -- 98.1%
AUTOMOTIVE PARTS -- 1.2%
    Genuine Parts Co.@.................   13,000   $   400,400
                                                   -----------
BEVERAGES -- 0.5%
    Anheuser-Busch Companies, Inc. ....    3,200       154,880
                                                   -----------
CABLE TELEVISION -- 2.1%
    Comcast Corp. Special Cl-A*........   30,100       679,959
                                                   -----------
CHEMICALS -- 4.1%
    Dow Chemical Co.@..................   13,700       406,890
    DuPont, (E.I.) de Nemours & Co. ...   13,975       592,540
    Eastman Chemical Co. ..............    8,725       320,818
                                                   -----------
                                                     1,320,248
                                                   -----------
CLOTHING & APPAREL -- 0.1%
    VF Corp.@..........................      850        30,643
                                                   -----------
COMPUTER HARDWARE -- 3.0%
    Dell Computer Corp.*@..............    9,500       254,030
    Hewlett-Packard Co. ...............   41,450       719,572
                                                   -----------
                                                       973,602
                                                   -----------
COMPUTER SERVICES & SOFTWARE -- 3.4%
    Cisco Systems, Inc.*...............   18,000       235,800
    Microsoft Corp.*...................   16,400       847,880
                                                   -----------
                                                     1,083,680
                                                   -----------
CONGLOMERATES -- 0.7%
    Philip Morris Co., Inc. ...........    5,450       220,889
                                                   -----------
CONSTRUCTION -- 0.3%
    Centex Corp.@......................    2,000       100,400
                                                   -----------
CONSUMER PRODUCTS & SERVICES -- 2.6%
    Johnson & Johnson Co.@.............    6,600       354,486
    Procter & Gamble Co.@..............    2,600       223,444
    Whirlpool Corp.@...................    4,900       255,878
                                                   -----------
                                                       833,808
                                                   -----------
CONTAINERS & PACKAGING -- 1.2%
    Smurfit-Stone Container Corp.*@....   25,600       394,010
                                                   -----------
ELECTRONIC COMPONENTS & EQUIPMENT -- 3.5%
    Cooper Industries Ltd. Cl-A........    5,400       196,830
    General Electric Co.@..............   32,500       791,375
    Solectron Corp.*...................   38,997       138,439
                                                   -----------
                                                     1,126,644
                                                   -----------
ENTERTAINMENT & LEISURE -- 2.4%
    Viacom, Inc. Cl-B*@................   19,000       774,440
                                                   -----------
FINANCIAL-BANK & TRUST -- 7.0%
    Bank of America Corp.@.............    9,700       674,829
    FleetBoston Financial Corp. .......   18,025       438,008
    National City Corp. ...............   11,800       322,376
    Regions Financial Corp.@...........    8,150       271,884
    Wachovia Corp. ....................   14,650       533,846
                                                   -----------
                                                     2,240,943
                                                   -----------

                                         SHARES       VALUE
                                         ------       -----
FINANCIAL SERVICES -- 16.1%
    Citigroup, Inc.@...................   29,600   $ 1,041,624
    Fannie Mae.........................    3,500       225,155
    Freddie Mac........................   18,900     1,116,044
    Golden West Financial Corp. .......    4,575       328,531
    Goldman Sachs Group, Inc.@.........    6,400       435,840
    Lehman Brothers Holdings, Inc. ....    7,200       383,688
    MBNA Corp. ........................   48,000       912,960
    Washington Mutual, Inc.@...........   19,925       688,010
                                                   -----------
                                                     5,131,852
                                                   -----------
HEALTHCARE SERVICES -- 4.7%
    Cardinal Health, Inc.@.............    9,600       568,224
    UnitedHealth Group, Inc. ..........   11,300       943,550
                                                   -----------
                                                     1,511,774
                                                   -----------
INSURANCE -- 7.0%
    Aetna, Inc.@.......................    4,950       203,544
    American International Group,
      Inc.@............................   13,900       804,115
    Chubb Corp.@.......................   10,400       542,880
    MetLife, Inc.@.....................   13,600       367,744
    Torchmark Corp. ...................    1,200        43,836
    Travelers Property Casualty Corp.
      CL-A*@...........................   20,000       293,000
                                                   -----------
                                                     2,255,119
                                                   -----------
MEDICAL SUPPLIES & EQUIPMENT -- 2.3%
    Amgen, Inc.*.......................    8,800       425,392
    Medtronic, Inc. ...................    7,000       319,200
                                                   -----------
                                                       744,592
                                                   -----------
OIL & GAS -- 4.2%
    ConocoPhillips.....................   16,000       774,240
    Occidental Petroleum Corp. ........   13,400       381,230
    Valero Energy Corp. ...............    5,000       184,700
                                                   -----------
                                                     1,340,170
                                                   -----------
PAPER & FOREST PRODUCTS -- 1.9%
    Georgia-Pacific Corp.@.............   15,150       244,824
    MeadWestvaco Corp. ................   14,600       360,766
                                                   -----------
                                                       605,590
                                                   -----------
PHARMACEUTICALS -- 5.1%
    GlaxoSmithKline PLC [ADR]..........   10,700       400,822
    Pfizer, Inc.@......................   33,300     1,017,981
    Pharmacia Corp. ...................    5,300       221,540
                                                   -----------
                                                     1,640,343
                                                   -----------
RAILROADS -- 2.6%
    Burlington Northern Santa Fe
      Corp. ...........................   27,900       725,679
    Norfolk Southern Corp. ............    4,600        91,954
                                                   -----------
                                                       817,633
                                                   -----------
RETAIL & MERCHANDISING -- 10.9%
    Federated Department Stores,
      Inc.*............................    9,200       264,592
    Kohl's Corp.*@.....................   17,200       962,340
    Lowe's Companies, Inc.@............   22,400       840,000

AST ALLIANCE/BERNSTEIN GROWTH + VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                         SHARES       VALUE
                                         ------       -----
    May Department Stores Co.@.........    8,250   $   189,585
    Sears, Roebuck & Co.@..............    8,100       193,995
    Wal-Mart Stores, Inc. .............    6,800       343,468
    Walgreen Co.@......................   24,100       703,479
                                                   -----------
                                                     3,497,459
                                                   -----------
SEMICONDUCTORS -- 1.9%
    Intel Corp.@.......................   39,600       616,572
                                                   -----------
TELECOMMUNICATIONS -- 4.9%
    BellSouth Corp. ...................   12,500       323,375
    Corning, Inc.*.....................   44,300       146,633
    Nokia Corp. Cl-A [ADR].............   18,500       286,750
    Nortel Networks Corp.*@............  119,900       193,039
    Qwest Communications International,
      Inc.@............................   76,500       382,500
    Tellabs, Inc.*@....................   30,700       223,189
                                                   -----------
                                                     1,555,486
                                                   -----------
UTILITIES -- 4.4%
    American Electric Power Co.,
      Inc.@............................   15,600       426,348
    Cinergy Corp.@.....................   12,000       404,640

                                         SHARES       VALUE
                                         ------       -----
    PPL Corp. .........................    7,900   $   273,972
    Sempra Energy......................   12,500       295,625
                                                   -----------
                                                     1,400,585
                                                   -----------
TOTAL COMMON STOCK
  (Cost $35,684,404)...................             31,451,721
                                                   -----------
FOREIGN STOCK -- 0.8%
AUTOMOTIVE PARTS
    Magna International, Inc. Cl-A --
      (CAD)
      (Cost $308,275)..................    4,600       258,290
                                                   -----------
TOTAL INVESTMENTS -- 98.9%
  (Cost $35,992,679)...................             31,710,011
OTHER ASSETS LESS
  LIABILITIES -- 1.1%..................                354,618
                                                   -----------
NET ASSETS -- 100.0%...................            $32,064,629
                                                   ===========

--------------------------------------------------------------------------------

Definitions of abbreviations and annotations are included following the Schedules of Investments.

See Notes to Financial Statements.

AST SANFORD BERNSTEIN CORE VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                         SHARES        VALUE
                                         ------        -----
COMMON STOCK -- 93.5%
AEROSPACE -- 0.1%
    Goodrich Corp. ...................      8,400   $    153,888
                                                    ------------
AUTOMOBILE MANUFACTURERS -- 1.4%
    Ford Motor Co.@...................      1,000          9,300
    General Motors Corp.@.............     54,900      2,023,614
    PACCAR, Inc. .....................     17,100        788,823
                                                    ------------
                                                       2,821,737
                                                    ------------
AUTOMOTIVE PARTS -- 2.3%
    Autoliv, Inc. ....................     10,400        217,672
    AutoNation, Inc.*@................     64,900        815,144
    Dana Corp. .......................     47,925        563,598
    Delphi Corp. .....................    117,800        948,290
    Genuine Parts Co. ................     31,425        967,890
    Goodyear Tire & Rubber Co. .......     16,500        112,365
    Lear Corp.*@......................     28,000        931,840
                                                    ------------
                                                       4,556,799
                                                    ------------
BROADCASTING -- 0.8%
    Liberty Media Corp. Cl-A*.........    170,800      1,526,952
                                                    ------------
BUILDING MATERIALS -- 0.5%
    Martin Marietta Materials,
      Inc.@...........................     15,800        484,428
    The Sherwin-Williams Co. .........     18,550        524,038
                                                    ------------
                                                       1,008,466
                                                    ------------
BUSINESS SERVICES -- 0.5%
    Deluxe Corp. .....................     24,200      1,018,820
                                                    ------------
CABLE TELEVISION -- 0.7%
    Comcast Corp. Cl-A*...............     57,524      1,355,841
                                                    ------------
CHEMICALS -- 3.8%
    Ashland, Inc. ....................     16,250        463,613
    Cabot Corp. ......................     19,875        527,483
    Dow Chemical Co. .................     73,300      2,177,010
    DuPont, (E.I.) de Nemours &
      Co. ............................     54,925      2,328,819
    Eastman Chemical Co. .............      2,100         77,217
    FMC Corp.*........................     11,300        308,716
    Lubrizol Corp. ...................     10,775        328,638
    Millennium Chemicals, Inc. .......     10,000         95,200
    PPG Industries, Inc.@.............     21,900      1,098,285
    Praxair, Inc. ....................      2,700        155,979
                                                    ------------
                                                       7,560,960
                                                    ------------
CLOTHING & APPAREL -- 0.7%
    Liz Claiborne, Inc. ..............     32,450        962,142
    VF Corp.sec.......................      9,950        358,698
                                                    ------------
                                                       1,320,840
                                                    ------------
COMPUTER HARDWARE -- 2.9%
    Hewlett-Packard Co.@..............    188,424      3,271,041
    International Business Machines
      Corp. ..........................     32,130      2,490,075
    Quantum Corp.*....................     27,575         73,625
                                                    ------------
                                                       5,834,741
                                                    ------------

                                         SHARES        VALUE
                                         ------        -----
COMPUTER SERVICES & SOFTWARE -- 0.4%
    Compuware Corp.*..................     19,700   $     94,560
    Electronic Data Systems Corp.@....     10,000        184,300
    Ingram Micro, Inc. Cl-A*..........     26,500        327,275
    Tech Data Corp.*..................      8,050        217,028
                                                    ------------
                                                         823,163
                                                    ------------
CONGLOMERATES -- 1.3%
    Philip Morris Co., Inc. ..........     64,900      2,630,397
                                                    ------------
CONSTRUCTION -- 1.1%
    Centex Corp.@.....................     16,100        808,220
    KB Home@..........................     20,200        865,570
    Pulte Corp.@......................     11,700        560,079
                                                    ------------
                                                       2,233,869
                                                    ------------
CONSUMER PRODUCTS & SERVICES -- 1.4%
    Fortune Brands, Inc. .............      5,400        251,154
    Maytag Corp. .....................     32,300        920,550
    Procter & Gamble Co.@.............     14,400      1,237,536
    Whirlpool Corp.@..................      8,625        450,398
                                                    ------------
                                                       2,859,638
                                                    ------------
CONTAINERS & PACKAGING -- 0.1%
    Smurfit-Stone Container Corp.*@...     13,875        213,550
                                                    ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 2.6%
    Arrow Electronics, Inc.*..........      1,750         22,383
    Avnet, Inc.@......................      3,400         36,822
    Consolidated Edison, Inc.@........     24,900      1,066,218
    Cooper Industries Ltd. Cl-A.......     13,800        503,010
    Eastman Kodak Co.@................     24,600        861,984
    Hubbell, Inc. Cl-B................     16,425        577,175
    Parker-Hannifin Corp. ............     27,600      1,273,187
    Solectron Corp.*@.................    102,100        362,455
    Thomas & Betts Corp.*.............     24,800        419,120
                                                    ------------
                                                       5,122,354
                                                    ------------
ENTERTAINMENT & LEISURE -- 0.9%
    AOL Time Warner, Inc.*............     30,500        399,550
    Disney, (Walt) Co.@...............     37,475        611,217
    Viacom, Inc. Cl-B*@...............     21,000        855,960
                                                    ------------
                                                       1,866,727
                                                    ------------
FINANCIAL-BANK & TRUST -- 15.7%
    AmSouth Bancorporation............     46,225        887,520
    Bank of America Corp.@............     89,950      6,257,821
    Bank One Corp. ...................     64,600      2,361,130
    Comerica, Inc. ...................     32,000      1,383,680
    FleetBoston Financial Corp. ......     92,975      2,259,293
    Huntington Bancshares, Inc. ......     66,200      1,238,602
    J.P. Morgan Chase & Co.@..........    131,400      3,153,600
    National City Corp. ..............     66,850      1,826,342
    Regions Financial Corp.@..........     41,525      1,385,274
    SunTrust Banks, Inc. .............     29,900      1,701,908
    U.S. Bancorp......................    107,400      2,279,028
    UnionBanCal Corp. ................      9,000        353,430

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SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                         SHARES        VALUE
                                         ------        -----
    Wachovia Corp.@...................     94,400   $  3,439,935
    Wells Fargo & Co. ................     54,800      2,568,476
                                                    ------------
                                                      31,096,039
                                                    ------------
FINANCIAL SERVICES -- 10.5%
    Bear Stearns Companies, Inc. .....     16,100        956,340
    Citigroup, Inc.@..................    180,600      6,355,313
    Countrywide Financial Corp.@......      9,400        485,510
    Fannie Mae@.......................     15,300        984,249
    Freddie Mac.......................     19,400      1,145,570
    Golden West Financial Corp. ......     18,300      1,314,123
    Goldman Sachs Group, Inc.@........     12,900        878,490
    John Hancock Financial Services,
      Inc. ...........................     50,300      1,403,370
    KeyCorp@..........................     60,975      1,532,912
    Lehman Brothers Holdings, Inc. ...     23,000      1,225,670
    Merrill Lynch & Co., Inc.@........     13,100        497,145
    Morgan Stanley Dean Witter &
      Co. ............................     29,600      1,181,632
    Union Planters Corp. .............     13,387        376,710
    Washington Mutual, Inc.@..........     76,675      2,647,588
                                                    ------------
                                                      20,984,622
                                                    ------------
FOOD -- 1.5%
    Archer Daniels Midland Co. .......     10,200        126,480
    ConAgra Foods, Inc.@..............      8,000        200,080
    Safeway, Inc.*@...................     46,400      1,083,904
    Sara Lee Corp.....................     35,900        808,109
    SUPERVALU, Inc. ..................      1,625         26,829
    Tyson Foods, Inc. ................     68,800        771,936
                                                    ------------
                                                       3,017,338
                                                    ------------
FURNITURE -- 0.6%
    Leggett & Platt, Inc. ............     51,525      1,156,221
                                                    ------------
HEALTHCARE SERVICES -- 1.3%
    Health Net, Inc.*@................     37,000        976,800
    Humana, Inc. *....................     53,400        534,000
    Oxford Health Plans, Inc.*@.......     27,700      1,009,665
                                                    ------------
                                                       2,520,465
                                                    ------------
INSURANCE -- 7.2%
    Aetna, Inc.@......................      1,275         52,428
    Allstate Corp. ...................     61,400      2,271,186
    American International Group,
      Inc.@...........................     45,700      2,643,744
    AON Corp.@........................     61,300      1,157,957
    Chubb Corp.@......................     27,100      1,414,620
    CIGNA Corp.@......................     29,900      1,229,488
    Jefferson-Pilot Corp. ............     34,000      1,295,740
    MetLife, Inc.@....................     51,425      1,390,532
    MGIC Investment Corp.@............     10,100        417,130
    PartnerRe Ltd. ...................      1,000         51,820
    St. Paul Companies, Inc.@.........     31,000      1,055,550
    Torchmark Corp. ..................      2,225         81,279
    Travelers Property Casualty Corp.
      CL-A*@..........................     41,727        611,301

                                         SHARES        VALUE
                                         ------        -----
    Travelers Property Casualty Corp.
      CL-B*...........................      7,864   $    115,208
    XL Capital Ltd. Cl-A@.............      6,800        525,300
                                                    ------------
                                                      14,313,283
                                                    ------------
OIL & GAS -- 10.8%
    Amerada Hess Corp. ...............     20,000      1,101,000
    ChevronTexaco Corp.@..............     66,400      4,414,272
    ConocoPhillips....................     54,043      2,615,141
    Exxon Mobil Corp. ................    303,700     10,611,277
    Occidental Petroleum Corp. .......     54,000      1,536,300
    Valero Energy Corp. ..............     32,700      1,207,938
                                                    ------------
                                                      21,485,928
                                                    ------------
PAPER & FOREST PRODUCTS -- 1.4%
    Georgia-Pacific Corp.@............     36,525        590,244
    International Paper Co.@..........     39,900      1,395,304
    MeadWestvaco Corp. ...............     30,457        752,592
    Temple-Inland, Inc. ..............        625         28,006
                                                    ------------
                                                       2,766,146
                                                    ------------
PHARMACEUTICALS -- 2.5%
    Bristol-Meyers Squibb Co. ........     78,100      1,808,015
    Merck & Co., Inc. ................     32,500      1,839,825
    Schering-Plough Corp. ............     62,100      1,378,620
                                                    ------------
                                                       5,026,460
                                                    ------------
RAILROADS -- 2.3%
    Burlington Northern Santa Fe
      Corp. ..........................     57,675      1,500,127
    CSX Corp. ........................     41,975      1,188,312
    Norfolk Southern Corp. ...........     70,850      1,416,292
    Union Pacific Corp.@..............      8,700        520,869
                                                    ------------
                                                       4,625,600
                                                    ------------
RESTAURANTS -- 0.9%
    McDonald's Corp. .................     64,900      1,043,592
    Wendy's International, Inc. ......     30,500        825,635
                                                    ------------
                                                       1,869,227
                                                    ------------
RETAIL & MERCHANDISING -- 2.4%
    Federated Department Stores,
      Inc.*...........................     40,525      1,165,499
    May Department Stores Co.@........     22,625        519,923
    Office Depot, Inc.*...............     65,800        971,208
    Sears, Roebuck & Co.@.............     46,600      1,116,070
    TJX Companies, Inc.@..............     31,150        608,048
    Toys 'R' Us, Inc.*@...............     35,600        356,000
                                                    ------------
                                                       4,736,748
                                                    ------------
SEMICONDUCTORS -- 0.1%
    Micron Technology, Inc.*@.........     23,200        225,968
                                                    ------------
TELECOMMUNICATIONS -- 8.8%
    ADC Telecommunications, Inc.*.....    248,400        519,156
    AT&T Corp.@.......................     10,340        269,977
    AT&T Wireless Services, Inc.*@....    167,200        944,680
    Avaya, Inc.*......................     66,700        163,415
    BellSouth Corp. ..................    130,200      3,368,274

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SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                         SHARES        VALUE
                                         ------        -----
    Corning, Inc.*....................    190,900   $    631,879
    Lucent Technologies, Inc.*........    327,800        413,028
    Nortel Networks Corp.*@...........    617,100        993,531
    Qwest Communications
      International, Inc.@............    102,800        514,000
    SBC Communications, Inc. .........    127,100      3,445,681
    Sprint Corp.@.....................    109,900      1,591,352
    Tellabs, Inc.*@...................     71,700        521,259
    Verizon Communications, Inc.......    107,800      4,177,250
                                                    ------------
                                                      17,553,482
                                                    ------------
UTILITIES -- 6.0%
    Alliant Energy Corp. .............     29,400        486,570
    Ameren Corp.@.....................     22,175        921,815
    American Electric Power Co.,
      Inc.@...........................     52,300      1,429,359
    Centerpoint Energy, Inc. .........     99,200        843,200
    Cinergy Corp.@....................     29,000        977,880
    CMS Energy Corp. .................     30,700        289,808
    Constellation Energy Group,
      Inc.@...........................     24,500        681,590
    Entergy Corp.@....................     32,900      1,499,911
    PPL Corp. ........................     36,900      1,279,692
    Public Service Enterprise Group,
      Inc. ...........................     12,000        385,200
    Puget Energy, Inc. ...............     26,200        577,710
    Reliant Resources, Inc.*..........     24,700         79,040
    Sempra Energy.....................     46,000      1,087,900

                                         SHARES        VALUE
                                         ------        -----
    Westar Energy, Inc. ..............      4,900   $     48,510
    Wisconsin Energy Corp. ...........     45,700      1,151,640
    Xcel Energy, Inc.@................     10,200        112,200
                                                    ------------
                                                      11,852,025
                                                    ------------
TOTAL COMMON STOCK
  (Cost $196,477,554).................               186,138,294
                                                    ------------
FOREIGN STOCK -- 0.5%
AUTOMOTIVE PARTS
    Magna International, Inc. Cl-A --
      (CAD)
      (Cost $1,010,295)...............     17,075        958,761
                                                    ------------
SHORT-TERM INVESTMENTS -- 10.0%
REGISTERED INVESTMENT COMPANIES
    Temporary Investment Cash Fund....  9,996,331      9,996,331
    Temporary Investment Fund.........  9,996,331      9,996,331
                                                    ------------
    (Cost $19,992,662)................                19,992,662
                                                    ------------
TOTAL INVESTMENTS -- 104.0%
  (Cost $217,480,511).................               207,089,717
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- (4.0%)....................                (7,913,774)
                                                    ------------
NET ASSETS -- 100.0%..................              $199,175,943
                                                    ============

--------------------------------------------------------------------------------

Definitions of abbreviations and annotations are included following the Schedules of Investments.

See Notes to Financial Statements.

AST DEAM BOND PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                           PAR
                                          (000)        VALUE
                                          -----        -----
CORPORATE OBLIGATIONS -- 23.4%
AEROSPACE -- 1.3%
    Raytheon Co.
      6.30%, 03/15/05..................  $   630    $    672,523
      6.50%, 07/15/05..................    1,005       1,084,604
                                                    ------------
                                                       1,757,127
                                                    ------------
AIRLINES -- 1.3%
    US Airways
      7.89%, 03/01/19..................    1,600       1,674,566
                                                    ------------
CABLE TELEVISION -- 0.4%
    Comcast Cable Communications
      6.875%, 06/15/09.................      555         591,384
                                                    ------------
CHEMICALS -- 1.0%
    Dow Chemical Co.
      6.00%, 10/01/12..................    1,335       1,366,882
                                                    ------------
EQUIPMENT SERVICES -- 1.3%
    Hertz Corp.
      7.625%, 06/01/12.................    1,850       1,768,779
                                                    ------------
FINANCIAL SERVICES -- 6.4%
    General Electric Capital Corp.
      5.45%, 01/15/13..................    1,070       1,113,594
    Household Financial Corp.
      6.50%, 01/24/06..................    1,190       1,268,134
    International Lease Finance Corp.
      6.375%, 03/15/09.................      355         379,727
    Pemex Finance Ltd.
      8.02%, 05/15/07..................      810         911,035
    PNC Funding Corp.
      7.50%, 11/01/09..................    1,230       1,421,146
    SLM Corp.
      5.125%, 08/27/12.................    1,450       1,489,960
    Wells Fargo Financial Corp.
      4.875%, 06/12/07.................    1,715       1,826,745
                                                    ------------
                                                       8,410,341
                                                    ------------
INSURANCE -- 3.0%
    Allstate Corp.
      6.90%, 05/15/38..................      350         389,553
    American General Institute Capital
      Trust Co.
      7.57%, 12/01/45..................      360         431,327
      8.125%, 03/15/46.................      600         760,918
    Health Care Services Corp.
      7.75%, 06/15/11 144A.............    1,110       1,213,690
    Ohio National Life Insurance Co.
      8.50%, 05/15/26 144A.............      725         795,028
    Provident Co., Inc.
      7.00%, 07/15/18..................      295         262,217
    Unumprovident Corp.
      7.375%, 06/15/32.................      145         122,513
                                                    ------------
                                                       3,975,246
                                                    ------------

                                           PAR
                                          (000)        VALUE
                                          -----        -----
PAPER & FOREST PRODUCTS -- 1.6%
    Weyerhaeuser Co.
      5.95%, 11/01/08..................  $ 1,395    $  1,490,990
      7.375%, 03/15/32sec..............      570         620,122
                                                    ------------
                                                       2,111,112
                                                    ------------
TELECOMMUNICATIONS -- 1.8%
    AT&T Broadband Corp.
      8.375%, 03/15/13.................      220         250,431
    Cox Communications, Inc.
      6.40%, 08/01/08..................      265         277,894
    GTE Hawaiian Telephone
      7.375%, 09/01/06.................    1,585       1,802,718
                                                    ------------
                                                       2,331,043
                                                    ------------
UTILITIES -- 5.3%
    Appalachian Power Co.
      4.80%, 06/15/05..................    1,585       1,591,494
    Carolina Power and Light Co.
      6.65%, 04/01/08..................    1,045       1,161,137
    Cleveland Electric Co. (Toledo)
      7.13%, 07/01/07..................    1,570       1,773,755
    Pacificorp Australia LLC
      6.15%, 01/15/08 144A.............    1,150       1,272,331
    United Energy Ltd.
      6.00%, 11/01/05 144A.............    1,065       1,160,626
                                                    ------------
                                                       6,959,343
                                                    ------------
TOTAL CORPORATE OBLIGATIONS
  (Cost $30,152,608)...................               30,945,823
                                                    ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 21.0%
    Federal National Mortgage Assoc.
      5.00%, 01/25/18..................      655         670,966
      5.50%, 01/25/18 [TBA]............      900         932,625
      6.00%, 07/01/17 - 04/01/32.......    6,660       6,906,762
      6.03%, 07/01/08..................    1,505       1,656,153
      6.061%, 05/01/12.................    2,313       2,555,747
      6.375%, 01/01/09.................    1,885       2,111,806
      6.50%, 09/01/16 - 05/01/32.......   12,177      12,772,623
                                                    ------------
    (Cost $26,637,883).................               27,606,682
                                                    ------------
U.S. TREASURY OBLIGATIONS -- 18.6%
    U.S. Treasury Notes
      2.125%, 10/31/04sec..............    2,425       2,452,473
      5.875%, 11/15/04sec..............    8,459       9,138,698
      6.125%, 08/15/07.................    1,687       1,940,446
      6.00%, 08/15/09 - 02/15/26@......    9,581      11,013,577
                                                    ------------
    (Cost $24,231,609).................               24,545,194
                                                    ------------

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SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                           PAR
                                          (000)        VALUE
                                          -----        -----
COLLATERALIZED MORTGAGE OBLIGATIONS -- 16.7%
    Federal Home Loan Mortgage Corp.
      Series 2496
      5.00%, 07/15/12..................  $ 1,310    $  1,370,057
    Federal Home Loan Mortgage Corp.
      Series T-41
      7.50%, 07/25/32..................      724         785,191
    Federal Home Loan Mortgage Corp.
      Structured Pass Through
      Securities-Series T-48
      4.688%, 09/25/27.................      680         715,876
    Federal National Mortgage Assoc.
      Series 2001-51
      6.00%, 10/25/16..................    1,640       1,744,690
    Federal National Mortgage Assoc.
      Series 2002-21
      5.50%, 11/25/22..................    1,215       1,245,502
    Federal National Mortgage Assoc.
      Series 2002-36 HM
      6.50%, 12/25/29..................      544         560,266
    Federal National Mortgage Assoc.
      Series 2002-47
      5.50%, 09/25/12..................    1,480       1,547,631
    Federal National Mortgage Assoc.
      Series 2002-W4
      7.50%, 05/25/42..................      690         748,186
    Federal National Mortgage Assoc.
      Series 2002-W6 Cl-2A
      7.50%, 06/25/42..................      713         773,782
    Federal National Mortgage Corp.
      Series 2281-D
      6.00%, 03/15/27..................    1,230       1,256,780
    Federal National Mortgage Corp.
      Series 2283 AB
      6.00%, 03/15/29..................      321         323,600
    Federal National Mortgage Corp.
      Series 2334 QD
      6.50%, 01/15/27..................      710         723,884
    Federal National Mortgage Corp.
      Series 2378
      5.50%, 11/15/16..................      665         699,930
    Federal National Mortgage Corp.
      Series 2391 WM
      5.25%, 10/15/19..................    2,005       2,057,669
    Federal National Mortgage Corp.
      Series 2477 Cl-PB
      5.50%, 09/15/14..................      710         737,691
    Federal National Mortgage Corp.
      Series 2483 Cl-DB
      5.50%, 09/15/12..................    1,360       1,428,276
    Federal National Mortgage Corp.
      Series 2444 DA
      6.50%, 02/15/30..................      530         546,920

                                           PAR
                                          (000)        VALUE
                                          -----        -----
    Residential Asset Securitization
      Trust Series 2000-A3
      8.00%, 05/25/30..................  $ 1,170    $  1,205,163
    Structured Asset Securities Corp.
      Series 2001-12 Cl-2A1
      5.75%, 09/25/31..................      821         831,000
    Vanderbilt Acquisition Loan Trust
      Series 2002-1 Cl-A2
      4.77%, 10/07/18..................    1,620       1,657,894
    Wells Fargo Mortgage Backed
      Securities Series 2002-9
      6.25%, 06/25/32..................    1,041       1,065,334
                                                    ------------
    (Cost $21,720,870).................               22,025,322
                                                    ------------
ASSET BACKED SECURITIES -- 13.3%
    Advanta Mortgage Loan Trust Series
      2000-2 Cl-A6
      7.72%, 03/25/15..................      800         888,459
    Americredit Automobile Receivables
      Trust Series 2001-C Cl-A4
      5.01%, 07/14/08..................    1,610       1,700,821
    Americredit Automobile Receivables
      Trust Series 2002-B Cl-A4
      4.46%, 04/12/09..................    1,700       1,775,524
    CCCA LLC
      7.80%, 10/15/08 144A.............    1,000       1,111,915
    Conseco Finance Series 2002-C
      Cl-AF3
      4.58%, 08/15/33..................    1,535       1,588,412
    Detroit Edison Securitization
      Funding LLC 2001-1 Cl-A6
      6.62%, 03/01/16..................    1,620       1,848,746
    Green Tree Financial Corp. Series
      1993-4 Cl-A5
      7.05%, 01/15/19..................      635         663,057
    Household Automotive Trust Series
      2002-3 Cl-A4
      3.44%, 05/18/09..................    1,510       1,533,056
    MMCA Automobile Trust
      Series 2002-3 Cl-B
      3.86%, 08/17/09..................    2,045       2,076,321
    PECO Energy Transition Trust Series
      2001-A Cl-A1
      6.52%, 12/31/10..................      730         835,063
    PSE&G Transition Funding LLC Series
      2001-1 Cl-A5
      6.45%, 03/15/13..................    1,540       1,759,657
    WFS Financial Owner Trust
      Series 2002-2 Cl-A4
      4.50%, 02/20/10..................    1,640       1,715,532
                                                    ------------
    (Cost $16,770,596).................               17,496,563
                                                    ------------

AST DEAM BOND PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                         PRINCIPAL
                                         IN LOCAL
                                         CURRENCY
                                           (000)        VALUE
                                         ---------      -----
FOREIGN BONDS -- 2.6%
AUTOMOBILE MANUFACTURERS -- 1.3%
    General Motors Nova Financial --
      (CAD)
      6.85%, 10/15/08..................     1,645    $  1,703,770
                                                     ------------
PAPER & FOREST PRODUCTS -- 1.1%
    Sappi Papier Holding AG -- (ATS)
      6.75%, 06/15/12 144A@............       645         708,418
      7.50%, 06/15/32 144A.............       620         699,237
                                                     ------------
                                                        1,407,655
                                                     ------------
TELECOMMUNICATIONS -- 0.2%
    France Telecom SA -- (FRF)
      9.25%, 03/01/11 [VR].............       225         260,620
                                                     ------------
TOTAL FOREIGN BONDS
  (Cost $3,243,483)....................                 3,372,045
                                                     ------------

                                            PAR
                                           (000)        VALUE
                                           -----        -----
MUNICIPAL BONDS -- 1.4%
MARYLAND
    Maryland State Transportation
      Authority
      6.65%, 07/01/32
      (Cost $1,630,000)................   $ 1,630    $  1,824,606
                                                     ------------
TOTAL INVESTMENTS -- 97.0%
  (Cost $124,387,049)..................               127,816,235
OTHER ASSETS LESS
  LIABILITIES -- 3.0%..................                 3,919,869
                                                     ------------
NET ASSETS -- 100.0%...................              $131,736,104
                                                     ============

--------------------------------------------------------------------------------

Definitions of abbreviations and annotations are included following the Schedules of Investments.

See Notes to Financial Statements.

AST DEAM LARGE-CAP GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                          SHARES       VALUE
                                          ------       -----
COMMON STOCK -- 95.6%
ADVERTISING -- 0.4%
    Omnicom Group, Inc.@...............    5,200    $   335,920
                                                    -----------
AIRLINES -- 0.4%
    SkyWest, Inc. .....................   23,800        311,066
                                                    -----------
AUTOMOBILE MANUFACTURERS -- 0.2%
    Polaris Industries, Inc. ..........    3,100        181,660
                                                    -----------
BEVERAGES -- 4.1%
    Anheuser-Busch Companies, Inc.@....   19,900        963,160
    Coca-Cola Co.@.....................    6,800        297,976
    PepsiCo, Inc.@.....................   45,200      1,908,344
                                                    -----------
                                                      3,169,480
                                                    -----------
BROADCASTING -- 0.8%
    Clear Channel Communications,
      Inc.*............................   17,000        633,930
                                                    -----------
BUSINESS SERVICES -- 2.2%
    Acxiom Corp.*@.....................    8,700        133,806
    Catalina Marketing Corp.*@.........    7,500        138,750
    CSG Systems International, Inc.*...   16,700        227,955
    Deluxe Corp. ......................    2,900        122,090
    First Data Corp.@..................   19,900        704,659
    Viad Corp. ........................   17,100        382,185
                                                    -----------
                                                      1,709,445
                                                    -----------
CLOTHING & APPAREL -- 2.1%
    Jones Apparel Group, Inc.*@........   27,600        978,144
    Ross Stores, Inc. .................    8,800        373,032
    Talbots, Inc. .....................    9,500        261,535
                                                    -----------
                                                      1,612,711
                                                    -----------
COMPUTER HARDWARE -- 5.0%
    Dell Computer Corp.*@..............   60,000      1,604,400
    International Business Machines
      Corp. ...........................   22,200      1,720,500
    Storage Technology Corp.*..........   24,000        514,080
                                                    -----------
                                                      3,838,980
                                                    -----------
COMPUTER SERVICES & SOFTWARE -- 10.3%
    BMC Software, Inc.*@...............   47,200        807,592
    Cisco Systems, Inc.*...............  109,600      1,435,760
    Compuware Corp.*...................   14,800         71,040
    J. D. Edwards & Co.*...............   37,800        426,384
    Microsoft Corp.*@..................   69,400      3,587,980
    Oracle Corp.*......................   81,100        875,880
    Tech Data Corp.*@..................   22,900        617,384
                                                    -----------
                                                      7,822,020
                                                    -----------
CONGLOMERATES -- 2.2%
    3M Co.@............................   11,100      1,368,630
    Philip Morris Co., Inc. ...........    8,600        348,558
                                                    -----------
                                                      1,717,188
                                                    -----------

                                          SHARES       VALUE
                                          ------       -----
CONSUMER PRODUCTS & SERVICES -- 8.8%
    Clorox Co. ........................    8,700    $   358,875
    Colgate-Palmolive Co.@.............    6,800        356,524
    Energizer Holdings, Inc.*@.........   17,100        477,090
    Johnson & Johnson Co.@.............   72,700      3,904,717
    Procter & Gamble Co.@..............    9,000        773,460
    Rent-A-Center, Inc.*...............   15,700        784,215
                                                    -----------
                                                      6,654,881
                                                    -----------
CONTAINERS & PACKAGING -- 0.7%
    Ball Corp.@........................   11,000        563,090
                                                    -----------
ELECTRONIC COMPONENTS & EQUIPMENT -- 4.5%
    General Electric Co.@..............  142,200      3,462,570
                                                    -----------
ENTERTAINMENT & LEISURE -- 0.3%
    Viacom, Inc. Cl-B*@................    6,400        260,864
                                                    -----------
FINANCIAL-BANK & TRUST -- 1.0%
    Fifth Third Bancorp@...............    1,800        105,390
    New York Community Bancorp, Inc.@..   17,000        490,960
    State Street Corp. ................    4,200        163,800
                                                    -----------
                                                        760,150
                                                    -----------
FINANCIAL SERVICES -- 5.2%
    American Express Co. ..............   25,400        897,890
    Doral Financial Corp. .............   14,400        411,840
    Fannie Mae@........................   22,100      1,421,693
    Freddie Mac........................    6,000        354,300
    MBNA Corp. ........................   41,100        781,722
    Schwab, (Charles) Corp.@...........   13,600        147,560
                                                    -----------
                                                      4,015,005
                                                    -----------
FOOD -- 2.4%
    Hershey Foods Corp.@...............    3,400        229,296
    Performance Food Group Co.*@.......    9,300        315,819
    Sara Lee Corp. ....................   25,000        562,750
    Whole Foods Market, Inc.*..........   13,200        696,036
                                                    -----------
                                                      1,803,901
                                                    -----------
HEALTHCARE SERVICES -- 3.6%
    Conventry Health Care, Inc.*.......   17,100        496,413
    Mid Atlantic Medical Services,
      Inc.*............................   30,800        997,920
    Oxford Health Plans, Inc.*@........   10,000        364,500
    UnitedHealth Group, Inc.@..........    7,600        634,600
    WellPoint Health Networks,
      Inc.*@...........................    3,400        241,944
                                                    -----------
                                                      2,735,377
                                                    -----------
INDUSTRIAL PRODUCTS -- 0.8%
    SPX Corp.*.........................   16,100        602,945
                                                    -----------
INSURANCE -- 0.9%
    American International Group,
      Inc. ............................   10,200        590,070
    The Progressive Corp. .............    2,700        134,001
                                                    -----------
                                                        724,071
                                                    -----------

AST DEAM LARGE-CAP GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                          SHARES       VALUE
                                          ------       -----
INTERNET SERVICES -- 2.2%
    eBay, Inc.*@.......................    4,800    $   325,536
    GTECH Holdings Corp.*@.............   35,300        983,458
    Hotels.com Cl-A*...................    4,600        251,298
    Yahoo!, Inc.*@.....................    7,000        114,450
                                                    -----------
                                                      1,674,742
                                                    -----------
MACHINERY & EQUIPMENT -- 0.2%
    AGCO Corp.@........................    7,000        154,700
                                                    -----------
MEDICAL SUPPLIES & EQUIPMENT -- 5.2%
    Abbott Laboratories................   33,500      1,340,000
    Amgen, Inc.*.......................   29,700      1,435,698
    Charles River Laboratories
      International, Inc.*@............    8,300        319,384
    Guidant Corp.*.....................   28,200        869,970
                                                    -----------
                                                      3,965,052
                                                    -----------
OIL & GAS -- 1.8%
    Anadarko Petroleum Corp.@..........   17,000        814,300
    Noble Energy, Inc. ................    8,700        326,685
    XTO Energy, Inc.@..................   10,300        254,410
                                                    -----------
                                                      1,395,395
                                                    -----------
PERSONAL SERVICES -- 1.0%
    Career Education Corp.*@...........   18,500        740,000
                                                    -----------
PHARMACEUTICALS -- 11.1%
    Forest Laboratories, Inc.*@........   10,500      1,031,310
    Lilly, (Eli) & Co.@................    7,300        463,550
    Merck & Co., Inc.@.................   35,300      1,998,333
    Pfizer, Inc.@......................  136,800      4,181,976
    Watson Pharmaceuticals, Inc.*@.....   27,200        768,944
                                                    -----------
                                                      8,444,113
                                                    -----------
PRINTING & PUBLISHING -- 1.7%
    McGraw-Hill Co., Inc.@.............   21,600      1,305,504
                                                    -----------
RESTAURANTS -- 0.3%
    Brinker International, Inc.*.......    6,800        219,300
                                                    -----------
RETAIL & MERCHANDISING -- 7.5%
    Big Lots, Inc.*@...................    5,000         66,150
    Blockbuster, Inc. Cl-A@............   39,800        487,550
    Circuit City Stores -- Circuit City
      Group@...........................   27,100        201,082
    Home Depot, Inc. ..................   30,000        718,800
    Lowe's Companies, Inc.@............    6,600        247,500
    Pier 1 Imports, Inc. ..............   29,700        562,221
    RadioShack Corp. ..................   34,200        640,908
    Wal-Mart Stores, Inc. .............   37,700      1,904,227
    Williams-Sonoma, Inc.*@............   35,200        955,680
                                                    -----------
                                                      5,784,118
                                                    -----------

                                          SHARES       VALUE
                                          ------       -----
SEMICONDUCTORS -- 6.5%
    Amkor Technology, Inc.*............   76,200    $   362,712
    Intel Corp. .......................  167,100      2,601,747
    QLogic Corp.*@.....................    6,500        224,315
    Texas Instruments, Inc. ...........   57,700        866,077
    Xilinx, Inc.*......................   44,600        918,760
                                                    -----------
                                                      4,973,611
                                                    -----------
TELECOMMUNICATIONS -- 2.2%
    Nextel Communications, Inc.
      Cl-A*@...........................  102,300      1,181,565
    QUALCOMM, Inc.*@...................   14,700        534,933
                                                    -----------
                                                      1,716,498
                                                    -----------
TOTAL COMMON STOCK
  (Cost $81,369,034)...................              73,288,287
                                                    -----------

                                           PAR
                                          (000)
                                          -----
SHORT-TERM INVESTMENTS -- 0.4%
  U.S. TREASURY OBLIGATIONS
    U.S. Treasury Bills
      1.625%, 01/23/03#
      (Cost $299,702)..................  $   300        299,785
                                                    -----------
TOTAL INVESTMENTS -- 96.0%
  (Cost $81,668,736)...................              73,588,072
OTHER ASSETS LESS
  LIABILITIES -- 4.0%..................               3,085,568
                                                    -----------
NET ASSETS -- 100.0%...................             $76,673,640
                                                    ===========

# Securities with an aggregate market value of $299,785 have been segregated with the custodian to cover margin requirements for the following open futures contracts at December 31, 2002:

                              EXPIRATION    NUMBER OF     UNREALIZED
        DESCRIPTION             MONTH       CONTRACTS    DEPRECIATION
---------------------------------------------------------------------
S&P 500.....................    03/03          15          $(51,265)
                                                           ========

--------------------------------------------------------------------------------

Definitions of abbreviations and annotations are included following the Schedules of Investments.

See Notes to Financial Statements.

AST DEAM SMALL-CAP VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                          SHARES       VALUE
                                          ------       -----
COMMON STOCK -- 70.1%
AEROSPACE -- 1.8%
    Ducommun, Inc.*....................    6,200    $    98,270
    Teledyne Technologies, Inc.*.......    8,800        137,984
                                                    -----------
                                                        236,254
                                                    -----------
AUTOMOBILE MANUFACTURERS -- 0.6%
    Oshkosh Truck Corp. ...............    1,300         79,950
                                                    -----------
AUTOMOTIVE PARTS -- 0.5%
    Dura Automotive Systems, Inc.*.....    6,900         69,276
                                                    -----------
BUILDING MATERIALS -- 0.6%
    Centex Construction Products,
      Inc. ............................    2,100         73,815
                                                    -----------
BUSINESS SERVICES -- 1.6%
    American Management Systems,
      Inc.*............................    9,400        112,706
    CDI Corp.*.........................    3,800        102,524
                                                    -----------
                                                        215,230
                                                    -----------
CHEMICALS -- 2.5%
    A. Schulman, Inc. .................    5,900        109,799
    Arch Chemicals, Inc. ..............    3,000         54,750
    Great Lakes Chemical Corp.@........    4,100         97,908
    Solutia, Inc. .....................   21,600         78,408
                                                    -----------
                                                        340,865
                                                    -----------
CLOTHING & APPAREL -- 2.7%
    Kellwood Co. ......................    4,700        122,200
    Phillips-Van Heusen Corp. .........    1,500         17,340
    Quiksilver, Inc.*..................    3,200         85,312
    Russell Corp. .....................    8,100        135,594
                                                    -----------
                                                        360,446
                                                    -----------
COMPUTER HARDWARE -- 1.4%
    SanDisk Corp.*@....................    3,900         79,170
    Western Digital Corp.*.............   16,900        107,991
                                                    -----------
                                                        187,161
                                                    -----------
COMPUTER SERVICES & SOFTWARE -- 1.4%
    Avocent Corp.*.....................      900         19,998
    CompuCom Systems, Inc.*............   15,300         85,833
    Rainbow Technologies, Inc.*........   11,400         81,738
                                                    -----------
                                                        187,569
                                                    -----------
CONSTRUCTION -- 0.3%
    MDC Holdings, Inc.@................    1,100         42,086
                                                    -----------
CONSUMER PRODUCTS & SERVICES -- 1.4%
    Checkpoint Systems, Inc.*..........    8,500         87,890
    Regis Corp. .......................    3,900        101,361
                                                    -----------
                                                        189,251
                                                    -----------
CONTAINERS & PACKAGING -- 1.2%
    Crown Cork & Seal Co., Inc.*.......   20,700        164,565
                                                    -----------

                                          SHARES       VALUE
                                          ------       -----
ELECTRONIC COMPONENTS & EQUIPMENT -- 2.9%
    Benchmark Electronics, Inc.*@......    4,400    $   126,104
    Power-One, Inc.*...................   18,714        106,108
    Stoneridge, Inc.*..................   13,300        158,270
                                                    -----------
                                                        390,482
                                                    -----------
FINANCIAL-BANK & TRUST -- 7.4%
    Alabama National Bancorp...........      900         39,150
    City Holding Co. ..................    1,500         42,375
    Community Bank Systems, Inc. ......    1,500         47,025
    East West Bancorp, Inc. ...........    2,300         82,984
    First Citizens Bancshares, Inc.
      Cl-A.............................      100          9,660
    First Financial Holdings, Inc. ....    2,500         61,900
    Flagstar Bancorp, Inc. ............    4,800        103,680
    GBC Bancorp........................    3,300         63,888
    Gold Banc Corp, Inc. ..............    4,200         41,668
    Hancock Holding Co. ...............    1,350         60,278
    Hawthorne Financial Corp.*.........    1,700         48,518
    Iberiabank Corp. ..................    1,200         48,192
    R&G Financial Corp. Cl-B...........    4,500        104,625
    Seacoast Financial Services
      Corp. ...........................    2,200         44,024
    South Financial Group, Inc. .......    2,600         53,716
    Susquehanna Bancshares, Inc. ......    2,500         52,103
    Waypoint Financial Corp. ..........    2,700         48,060
    Wintrust Financial Corp. ..........    1,000         31,320
                                                    -----------
                                                        983,166
                                                    -----------
FINANCIAL SERVICES -- 2.5%
    Capstead Mortgage Corp. ...........    1,200         29,580
    Commercial Federal Corp. ..........    3,300         77,055
    Connecticut Bancshares, Inc. ......    2,000         76,900
    FirstFed America Bancorp, Inc. ....    2,400         59,640
    MCG Capital Corp. .................    3,400         36,516
    Thornburg Mortgage, Inc.@..........    2,500         50,250
                                                    -----------
                                                        329,941
                                                    -----------
FOOD -- 2.0%
    Corn Products International,
      Inc. ............................    3,100         93,403
    Ralcorp Holdings, Inc.*............    4,300        108,102
    Ruddick Corp. .....................    4,900         67,081
                                                    -----------
                                                        268,586
                                                    -----------
HEALTHCARE SERVICES -- 2.3%
    Alliance Imaging, Inc.*............   11,800         62,540
    Protein Design Labs, Inc.*.........   12,600        107,100
    US Oncology, Inc.*.................   15,500        134,385
                                                    -----------
                                                        304,025
                                                    -----------
HOTELS & MOTELS -- 0.8%
    Choice Hotels International,
      Inc.*............................    4,500        102,150
                                                    -----------
INDUSTRIAL PRODUCTS -- 0.8%
    Actuant Corp.*.....................    2,400        111,480
                                                    -----------

AST DEAM SMALL-CAP VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                          SHARES       VALUE
                                          ------       -----
INSURANCE -- 1.8%
    LandAmerica Financial Group,
      Inc. ............................    2,700    $    95,715
    RLI Corp. .........................    3,100         86,490
    Zenith National Insurance Corp. ...    2,800         65,856
                                                    -----------
                                                        248,061
                                                    -----------
INTERNET SERVICES -- 1.3%
    E.piphany, Inc.*...................    5,500         22,935
    Earthlink, Inc.*...................    7,500         40,875
    Interland, Inc.*...................   15,600         20,280
    NetBank, Inc.*.....................    3,400         32,912
    Register.com, Inc.*................    5,100         22,950
    United Online, Inc.*...............    2,000         31,882
                                                    -----------
                                                        171,834
                                                    -----------
MACHINERY & EQUIPMENT -- 0.7%
    Toro Co. ..........................    1,400         89,460
                                                    -----------
MEDICAL SUPPLIES & EQUIPMENT -- 1.7%
    Applera Corp. -- Celera Genomics
      Group*...........................   11,000        105,050
    PSS World Medical, Inc.*...........   17,900        122,436
                                                    -----------
                                                        227,486
                                                    -----------
METALS & MINING -- 0.9%
    Worthington Industries, Inc. ......    7,600        115,824
                                                    -----------
OIL & GAS -- 5.3%
    AGL Resources, Inc.@...............    3,300         80,190
    Energen Corp. .....................    3,500        101,850
    Houston Exploration Co.*...........    2,600         79,560
    Nuevo Energy Co.*..................    3,000         33,300
    ONEOK, Inc. .......................    4,100         78,720
    Piedmont Natural Gas Co., Inc. ....    2,000         70,700
    Range Resources Corp.*.............   12,500         67,500
    Southern Union Co.*................    5,500         90,750
    St. Mary Land & Exploration Co. ...    4,500        112,500
                                                    -----------
                                                        715,070
                                                    -----------
PAPER & FOREST PRODUCTS -- 1.4%
    Caraustar Industries, Inc. ........    9,600         91,008
    Wausau-Mosinee Paper Corp. ........    8,900         99,858
                                                    -----------
                                                        190,866
                                                    -----------
PERSONAL SERVICES -- 0.7%
    MPS Group, Inc.*...................   17,900         99,166
                                                    -----------
PHARMACEUTICALS -- 1.6%
    Alpharma, Inc. Cl-A................   10,300        122,673
    Delphi Financial Group Cl-A........    2,600         98,696
                                                    -----------
                                                        221,369
                                                    -----------
PRINTING & PUBLISHING -- 1.4%
    Banta Corp. .......................    4,300        134,461
    Consolidated Graphics, Inc.*.......    2,400         53,400
                                                    -----------
                                                        187,861
                                                    -----------

                                          SHARES       VALUE
                                          ------       -----
REAL ESTATE -- 7.0%
    Anthracite Capital, Inc. [REIT]....    3,000    $    32,700
    Brandywine Realty Trust [REIT].....    1,700         37,077
    CBL & Associates Properties, Inc.
      [REIT]...........................      900         36,045
    Colonial Properties Trust [REIT]...      800         27,152
    Corrections Corp. of America*......    2,200         37,730
    FelCor Lodging Trust, Inc.
      [REIT]...........................    3,100         35,464
    Gables Residential Trust [REIT]....    1,400         34,902
    Great Lakes, Inc. [REIT]...........    1,600         26,640
    Health Care, Inc. [REIT]...........    1,900         51,395
    Healthcare Realty Trust, Inc.
      [REIT]...........................    1,900         55,576
    Home Properties of New York, Inc.
      [REIT]...........................    1,400         48,230
    HRPT Properties Trust [REIT].......    6,200         51,088
    Jones Lang Lasalle, Inc.*..........    1,500         23,070
    Kilroy Realty Corp. [REIT].........    1,500         34,575
    LNR Property Corp. ................    1,200         42,480
    Nationwide Health Properties, Inc.
      [REIT]...........................    2,000         29,860
    Pan Pacific Retail Properties, Inc.
      [REIT]...........................    1,500         54,795
    Post Properties, Inc. [REIT].......    1,500         35,850
    Prentiss Properties Trust [REIT]...    1,400         39,592
    Realty Income Corp.[REIT]..........    1,400         49,000
    Senior Housing Properties Trust
      [REIT]...........................    3,200         33,952
    SL Green Realty Corp. [REIT]@......    1,300         41,080
    Sovran Self Storage, Inc. [REIT]...      700         19,852
    Trizec Properties, Inc. [REIT].....    1,900         17,841
    Ventas, Inc. [REIT]................    3,000         34,350
                                                    -----------
                                                        930,296
                                                    -----------
RESTAURANTS -- 0.8%
    Landry's Restaurants, Inc. ........    5,100        108,324
                                                    -----------
RETAIL & MERCHANDISING -- 3.2%
    Charming Shoppes, Inc.*............    6,400         26,752
    Hollywood Entertainment Corp.*@....    3,300         49,830
    Jo-Ann Stores, Inc.*...............    2,600         59,722
    Payless ShoeSource, Inc.*..........    2,600        133,822
    Stage Stores, Inc.*................    3,400         71,536
    Tractor Supply Co.*................    2,500         94,000
                                                    -----------
                                                        435,662
                                                    -----------
SEMICONDUCTORS -- 0.8%
    Cree, Inc.*@.......................    6,900        112,815
                                                    -----------
TELECOMMUNICATIONS -- 3.3%
    Adtran, Inc.*@.....................    1,200         39,480
    Allen Telecom, Inc.*...............   14,200        134,474
    Audiovox Corp. Cl-A*...............    8,400         86,864
    Golden Telecom, Inc.*..............    4,900         61,985
    Unova, Inc.*.......................   20,100        120,600
                                                    -----------
                                                        443,403
                                                    -----------

AST DEAM SMALL-CAP VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                          SHARES       VALUE
                                          ------       -----
TRANSPORTATION -- 2.1%
    Arkansas Best Corp.*...............    3,400    $    88,335
    Covenant Transportation, Inc.*.....    4,900         92,904
    Werner Enterprises, Inc. ..........    4,500         96,885
                                                    -----------
                                                        278,124
                                                    -----------
UTILITIES -- 1.4%
    Avista Corp. ......................    5,300         61,268
    Southwest Gas Corp. ...............    2,600         60,970
    WPS Resources Corp. ...............    1,700         65,994
                                                    -----------
                                                        188,232
                                                    -----------
TOTAL COMMON STOCK
  (Cost $9,480,984)....................               9,400,151
                                                    -----------
                                           PAR
                                          (000)        VALUE
                                          -----        -----
SHORT-TERM INVESTMENTS -- 2.3%
U.S. TREASURY OBLIGATIONS
    U.S. Treasury Bills
      1.15%, 01/23/03#.................  $    10    $     9,993
      1.625%, 01/23/03#................      300        299,797
                                                    -----------
    (Cost $309,695)....................                 309,790
                                                    -----------
TOTAL INVESTMENTS -- 72.4%
    (Cost $9,790,679)..................               9,709,941
OTHER ASSETS LESS
  LIABILITIES -- 27.6%.................               3,708,655
                                                    -----------
NET ASSETS -- 100.0%...................             $13,418,596
                                                    ===========

# Securities with an aggregate market value of $309,790 have been segregated with the custodian to cover margin requirements for the following open futures contracts at December 31, 2002:

                           EXPIRATION    NUMBER OF     UNREALIZED
DESCRIPTION                  MONTH       CONTRACTS    DEPRECIATION
------------------------------------------------------------------
Russell 2000.............    03/03           16         $(57,046)
                                                        ========

--------------------------------------------------------------------------------

Definitions of abbreviations and annotations are included following the Schedules of Investments.

See Notes to Financial Statements.

DEFINITION OF ABBREVIATIONS AND ANNOTATIONS
--------------------------------------------------------------------------------

THE FOLLOWING ABBREVIATIONS ARE USED THROUGHOUT THE SCHEDULES OF INVESTMENTS:

SECURITY DESCRIPTIONS:
-----------------------
ADR-American Depositary Receipt
ARM-Adjustable Rate Mortgage Security
BRB-Brady Bond
CVT-Convertible Security
FRB-Floating Rate Bond (1)
FRN-Floating Rate Note (1)
FV-Fair Market Valued (See Note 2)
GDR-Global Depositary Receipt
IO-Interest Only Security
PIK-Payment in Kind Security
PO-Principal Only Security
REIT-Real Estate Investment Trust
STEP-Stepped Coupon Bond (2)
TBA-To be Announced Security
TIPS-Treasury Inflation Protection Securities
TRCRS-Tracer Bond
VR-Variable Rate Bond (1)
ZCB-Zero Coupon Bond (2)
(1) Rates shown for variable and floating rate securities are the coupon rates as of December 31, 2002.
(2) Rates shown are the effective yields at purchase date.
COUNTRIES/CURRENCIES:
-----------------------
ATS-Austria/Euro Dollar
AUD-Australia/Australian Dollar
BEL-Belgium/Euro Dollar
BMD-Burmuda/Bermuda Dollar
CAD-Canada/Canadian Dollar
CHF-Switzerland/Swiss Franc
CNY-China/Chinese Yuan
DEM-Germany/Euro Dollar
DKK-Denmark/Danish Krona
ESP-Spain/Euro Dollar
EUR-Europe/Euro Dollar
FIM-Finland/Euro Dollar
FRF-France/Euro Dollar
GBP-United Kingdom/British Pound
GRD-Greece/Euro Dollar
HKD-Hong Kong/Hong Kong Dollar
IDR-Indonesia/Indonesian Rupiah
IEP-Ireland/Euro Dollar
ISL-Israel/Israeli Shekel
ITL-Italy/Euro Dollar
JPY-Japan/Japanese Yen
KOR-Korea/Korean Won
MXP-Mexico/Mexican Peso
NLG-Netherlands/Euro Dollar
NOK-Norway/Norwegian Krone
NZD-New Zealand/New Zealand Dollar
PTE-Portugal/Euro Dollar
SEK-Sweden/Swedish Krona
SGD-Singapore/Singapore Dollar

--------------------------------------------------------------------------------

THE FOLLOWING ANNOTATIONS ARE USED THROUGHOUT THE SCHEDULES OF INVESTMENTS:

Unless otherwise noted, all stocks are common stock

*  Non-income producing security.

** Closed-end fund.

+  Illiquid security.

++  Maturity date reflects the next interest rate change date.

++++ Defaulted security.

144A -- Security was purchased pursuant to Rule 144A under the securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

@  All or a portion of the security was on loan. (See Note 2)

AMERICAN SKANDIA TRUST
STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2002
(AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                  -------------------------------------------------------------------------------
                                                                                     PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
                                                                                   AST                                     AST
                                                       AST           AST         GOLDMAN                      AST       NEUBERGER
                                                     STRONG        ALLIANCE       SACHS          AST          DEAM       BERMAN
                                                  INTERNATIONAL   GROWTH AND   CONCENTRATED     MONEY        GLOBAL      MID-CAP
                                                     EQUITY         INCOME        GROWTH        MARKET     ALLOCATION     VALUE
                                                  -------------   ----------   ------------   ----------   ----------   ---------
ASSETS
   Investments in securities at value(A)........    $ 302,796     $1,170,209    $1,146,925    $2,737,018    $281,490    $749,849
   Collateral received for securities lent......           --       198,180        110,798            --          --     133,303
   Cash.........................................       13,429            --          1,041            --       3,361          --
   Foreign currency at value(B).................           --            --             --            --          --          --
   Unrealized appreciation on foreign currency
     exchange contracts.........................            1            --             --            --          --          --
   Unrealized appreciation on interest rate swap
     agreements.................................           --            --             --            --          --          --
   Receivable for:
     Securities sold............................           --            --             --            --          --       8,511
     Dividends and interest.....................          719         1,594            736         2,960           3         401
     Fund shares sold...........................           48            22              4         5,074          --       2,611
     Futures variation margin...................           --            --             --            --          --          --
   Other assets.................................            1             4              5             4           1           2
                                                    ---------     ----------    ----------    ----------    --------    --------
       TOTAL ASSETS.............................      316,994     1,370,009      1,259,509     2,745,056     284,855     894,677
                                                    ---------     ----------    ----------    ----------    --------    --------
LIABILITIES
   Cash overdraft...............................           --            --             --            --          --          --
   Unrealized depreciation on foreign currency
     exchange contracts.........................           --            --             --            --          --          --
   Written options outstanding, at value(C).....           --            --             --            --          --          --
   Sale commitments, at value...................           --            --             --            --          --          --
   Unrealized depreciation on interest rate swap
     agreements.................................           --            --             --            --          --          --
   Payable on return of securities lent.........           --       198,180        110,798            --          --     133,303
   Payable for:
     Securities purchased.......................          593           430             --            --          --          --
     Fund shares redeemed.......................           --         1,234            678             1         467          11
     Futures variation margin...................           --            --             --            --          --          --
     Advisory fees..............................          132           361            295           178          10         317
     Shareholder servicing fees.................            3            20             13            28          --           8
     Accrued dividends..........................           --            --             --            --          --          --
   Accrued expenses and other liabilities.......           74            86            113           133          16          65
                                                    ---------     ----------    ----------    ----------    --------    --------
       TOTAL LIABILITIES........................          802       200,311        111,897           340         493     133,704
                                                    ---------     ----------    ----------    ----------    --------    --------
NET ASSETS......................................    $ 316,192     $1,169,698    $1,147,612    $2,744,716    $284,362    $760,973
                                                    =========     ==========    ==========    ==========    ========    ========
COMPONENTS OF NET ASSETS
Common stock (unlimited number of shares
 authorized, $.001 par value per share).........    $      26     $      86     $       69    $    2,745    $     30    $     58
Additional paid-in capital......................      522,521     1,651,891      2,211,435     2,741,969     416,067     820,073
Undistributed net investment income (loss)......       (1,650)       15,212          3,486            --       2,248       1,847
Accumulated net realized gain (loss) on
 investments....................................     (176,965)     (342,910)      (948,426)            2     (96,550)    (25,484)
Accumulated net unrealized appreciation
 (depreciation) on investments..................      (27,740)     (154,581)      (118,952)           --     (37,433)    (35,521)
                                                    ---------     ----------    ----------    ----------    --------    --------
NET ASSETS......................................    $ 316,192     $1,169,698    $1,147,612    $2,744,716    $284,362    $760,973
                                                    =========     ==========    ==========    ==========    ========    ========
Shares of common stock outstanding..............       25,885        86,195         68,673     2,744,758      30,314      58,150
Net asset value, offering and redemption price
 per share......................................    $   12.22     $   13.57     $    16.71    $     1.00    $   9.38    $  13.09
                                                    =========     ==========    ==========    ==========    ========    ========
(A) Investments at cost.........................    $ 330,587     $1,324,790    $1,265,877    $2,737,018    $318,923    $785,370
                                                    =========     ==========    ==========    ==========    ========    ========
(B) Foreign currency at cost....................    $      --     $      --     $       --    $       --    $     --    $     --
                                                    =========     ==========    ==========    ==========    ========    ========
(C) Premiums received for written options.......    $      --     $      --     $       --    $       --    $     --    $     --
                                                    =========     ==========    ==========    ==========    ========    ========

--------------------------------------------------------------------------------

See Notes to Financial Statements.

-----------------------------------------------------------------------------------
                                     PORTFOLIO
-----------------------------------------------------------------------------------
                                       AST           AST         AST         AST
   AST         AST         AST        PIMCO        T. ROWE     T. ROWE    NEUBERGER
FEDERATED    INVESCO      PBHG        TOTAL         PRICE       PRICE      BERMAN
  HIGH       CAPITAL    SMALL-CAP     RETURN        ASSET       GLOBAL     MID-CAP
  YIELD      INCOME      GROWTH        BOND      ALLOCATION      BOND      GROWTH
---------   ---------   ---------   ----------   -----------   --------   ---------
$ 565,738   $658,944    $247,427    $2,489,198    $273,850     $178,994   $ 285,223
       --    130,272      54,517            --      46,868           --     111,372
       --         --          58            --          --       23,703          --
       --         --          --        28,348          --       20,614          --
       --         --          --           697          --          864          --
       --         --          --           511          --           --          --
       --         --       7,607        56,380       2,807        3,904      21,228
   12,407      2,294         223        14,353       1,489        2,788          56
        2         13           1         2,082           9        5,159         457
       --         --          --           802          --          288          --
        1          2           1             3           1           --           1
---------   ---------   ---------   ----------    --------     --------   ---------
  578,148    791,525     309,834     2,592,374     325,024      236,314     418,337
---------   ---------   ---------   ----------    --------     --------   ---------
       --         --          --            --          --           --          --
       --         --          --           265          --          567          --
       --         --          --        11,383          --           --          --
       --         --          --        23,101          --           --          --
       --         --          --         3,082          --           --          --
       --    130,272      54,517            --      46,868           --     111,372
       --         --         641       298,538       8,735       26,040      19,299
    1,512        427         486             9         171           --          23
       --         --          --            --          --           --          --
      136        223         122           794          80           71         139
        6          7           3            27           3            2           3
       --         --          --            --          --           --          --
       53         63          39           127          48           40          43
---------   ---------   ---------   ----------    --------     --------   ---------
    1,707    130,992      55,808       337,326      55,905       26,720     130,879
---------   ---------   ---------   ----------    --------     --------   ---------
$ 576,441   $660,533    $254,026    $2,255,048    $269,119     $209,594   $ 287,458
=========   =========   =========   ==========    ========     ========   =========
$      73   $     53    $     24    $      184    $     21     $     19   $      31
  800,009    803,861     502,702     2,073,037     296,320      191,560     696,256
   48,253     15,087      (2,543)       78,694       7,277       12,450      (4,614)
 (189,100)  (126,759)   (240,567)       71,136     (15,008)      (5,094)   (411,276)
  (82,794)   (31,709)     (5,590)       31,997     (19,491)      10,659       7,061
---------   ---------   ---------   ----------    --------     --------   ---------
$ 576,441   $660,533    $254,026    $2,255,048    $269,119     $209,594   $ 287,458
=========   =========   =========   ==========    ========     ========   =========
   73,075     52,614      24,413       184,182      21,129       18,887      30,599
$    7.89   $  12.55    $  10.41    $    12.24    $  12.74     $  11.10   $    9.39
=========   =========   =========   ==========    ========     ========   =========
$ 648,532   $690,653    $253,017    $2,467,408    $293,349     $168,934   $ 278,162
=========   =========   =========   ==========    ========     ========   =========
$      --   $     --    $     --    $   27,190    $     --     $ 20,203   $      --
=========   =========   =========   ==========    ========     ========   =========
$      --   $     --    $     --    $   10,670    $     --     $     --   $      --
=========   =========   =========   ==========    ========     ========   =========

--------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST
STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2002
(AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                  -------------------------------------------------------------------------------
                                                                                     PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
                                                                     AST          AST                     AST           AST
                                                       AST          PIMCO       T. ROWE                 AMERICAN      AMERICAN
                                                      DEAM         LIMITED       PRICE        AST       CENTURY       CENTURY
                                                  INTERNATIONAL    MATURITY     NATURAL     ALLIANCE    INCOME &   INTERNATIONAL
                                                     EQUITY          BOND      RESOURCES     GROWTH      GROWTH        GROWTH
                                                  -------------   ----------   ---------   ----------   --------   --------------
ASSETS
   Investments in securities at value(A)........    $ 120,142     $1,159,282   $122,940    $  240,213   $262,175     $ 386,235
   Collateral received for securities lent......           --             --     24,114        64,696    63,736             --
   Cash.........................................        9,008             --          1           190       499             --
   Foreign currency at value(B).................           --          8,924         --            --        --             11
   Unrealized appreciation on foreign currency
     exchange contracts.........................          197             --         --            --        --              4
   Unrealized appreciation on interest rate swap
     agreements.................................           --            477         --            --        --             --
   Receivable for:
     Securities sold............................           --             --         24           240         5          9,607
     Dividends and interest.....................          205          2,049        209           158       427          1,214
     Fund shares sold...........................            1          1,821          6             4         2            328
     Futures variation margin...................          105             98         --            --         4             --
   Other assets.................................           --              1         --            --         1              1
                                                    ---------     ----------   --------    ----------   --------     ---------
       TOTAL ASSETS.............................      129,658      1,172,652    147,294       305,501   326,849        397,400
                                                    ---------     ----------   --------    ----------   --------     ---------
LIABILITIES
   Cash overdraft...............................           --             --         --            --        --         17,518
   Unrealized depreciation on foreign currency
     exchange contracts.........................            7            324         --            --        --             31
   Written options outstanding, at value(C).....           --             --         --            --        --             --
   Sale commitments, at value...................           --             --         --            --        --             --
   Unrealized depreciation on interest rate swap
     agreements.................................           --             --         --            --        --             --
   Payable on return of securities lent.........           --             --     24,114        64,696    63,736             --
   Payable for:
     Securities purchased.......................           --        113,129         26            --        16          5,515
     Fund shares redeemed.......................          481             --        395           181     3,838             --
     Futures variation margin...................           --             --         --            --        --             --
     Advisory fees..............................           40            263         55            97        95            147
     Shareholder servicing fees.................           68             12          1             2         3             15
     Accrued dividends..........................           --             --         --            --        --             --
   Accrued expenses and other liabilities.......           58             81         17            35        39            176
                                                    ---------     ----------   --------    ----------   --------     ---------
       TOTAL LIABILITIES........................          654        113,809     24,608        65,011    67,727         23,402
                                                    ---------     ----------   --------    ----------   --------     ---------
NET ASSETS......................................    $ 129,004     $1,058,843   $122,686    $  240,490   $259,122     $ 373,998
                                                    =========     ==========   ========    ==========   ========     =========
COMPONENTS OF NET ASSETS
Common stock (unlimited number of shares
 authorized, $.001 par value per share).........    $      15     $       93   $      9    $       36   $    28      $      39
Additional paid-in capital......................      314,886      1,005,270    131,221       540,548   394,692        672,128
Undistributed net investment income (loss)......           40         23,254        359            (2)    3,210          2,725
Accumulated net realized gain (loss) on
 investments....................................     (170,672)        11,226       (700)     (258,495)  (98,651)      (299,630)
Accumulated net unrealized appreciation
 (depreciation) on investments..................      (15,265)        19,000     (8,203)      (41,597)  (40,157)        (1,264)
                                                    ---------     ----------   --------    ----------   --------     ---------
NET ASSETS......................................    $ 129,004     $1,058,843   $122,686    $  240,490   $259,122     $ 373,998
                                                    =========     ==========   ========    ==========   ========     =========
Shares of common stock outstanding..............       15,388         93,168      9,045        35,617    27,523         38,171
Net asset value, offering and redemption price
 per share......................................    $    8.38     $    11.36   $  13.56    $     6.75   $  9.41      $    9.80
                                                    =========     ==========   ========    ==========   ========     =========
(A) Investments at cost.........................    $ 135,392     $1,144,283   $131,143    $  281,810   $302,279     $ 387,591
                                                    =========     ==========   ========    ==========   ========     =========
(B) Foreign currency at cost....................    $      --     $    8,593   $     --    $       --   $    --      $      11
                                                    =========     ==========   ========    ==========   ========     =========
(C) Premiums received for written options.......    $      --     $       --   $     --    $       --   $    --      $      --
                                                    =========     ==========   ========    ==========   ========     =========

--------------------------------------------------------------------------------

See Notes to Financial Statements.

------------------------------------------------------------------------------------------------------------
                                                 PORTFOLIO
------------------------------------------------------------------------------------------------------------
   AST                       AST                                   AST         AST
AMERICAN       AST         WILLIAM         AST         AST       GOLDMAN     SANFORD       AST        AST
 CENTURY     GABELLI        BLAIR        MARSICO     COHEN &      SACHS     BERNSTEIN     DEAM        MFS
STRATEGIC   SMALL-CAP   INTERNATIONAL    CAPITAL      STEERS    SMALL-CAP    MANAGED    SMALL-CAP    GLOBAL
BALANCED      VALUE        GROWTH         GROWTH      REALTY      VALUE     INDEX 500    GROWTH      EQUITY
---------   ---------   -------------   ----------   --------   ---------   ---------   ---------   --------
$179,630    $496,645      $ 269,660     $1,078,534   $176,342   $307,389    $ 438,254   $287,398    $ 60,357
  45,863      80,342             --        202,793    35,967      28,536       70,643     45,013          --
      90       9,633         49,137             --        --       4,655           --      4,347          --
      --          --             --             --        --          --           --         --          --
      --          --             --             --        --          --           --         --          --
      --          --             --             --        --          --           --         --          --
      --       1,069            335          4,525     1,441       2,275        3,625     47,069          --
     920         513            741            446     1,362         479          743        211         111
     601       3,308              1            337         7       1,951        1,688          2          --
       2          --             --             --        --          --           --         17          --
      --           1              1              8        --           1            1          1          --
--------    --------      ---------     ----------   --------   --------    ---------   ---------   --------
 227,106     591,511        319,875      1,286,643   215,119     345,286      514,954    384,058      60,468
--------    --------      ---------     ----------   --------   --------    ---------   ---------   --------
      --          --             --             --        --          --        3,019         --          --
      --          --             --             --        --          --           --         --          --
      --          --             --             --        --          --           --         --          --
      --          --             --             --        --          --           --         --          --
      --          --             --             --        --          --           --         --          --
  45,863      80,342             --        202,793    35,967      28,536       70,643     45,013          --
   1,775       9,837            623          2,210     1,100       1,432           --     43,307          --
       5           8            123             --       442          14           51      2,292         245
      --          --             --             --        --          --           --         --          --
      63         196             95            425        58         147           29         96          27
       2           6             94             19         6           3            5          3           1
      --          --             --             --        --          --           --         --          --
      30          52            108             95        26          53           38         50          28
--------    --------      ---------     ----------   --------   --------    ---------   ---------   --------
  47,738      90,441          1,043        205,542    37,599      30,185       73,785     90,761         301
--------    --------      ---------     ----------   --------   --------    ---------   ---------   --------
$179,368    $501,070      $ 318,832     $1,081,101   $177,520   $315,101    $ 441,169   $293,297    $ 60,167
========    ========      =========     ==========   ========   ========    =========   =========   ========
$     16    $     43      $      43     $       92   $    18    $     24    $      50   $     57    $      7
 213,987     550,364        593,975      1,406,341   174,444     345,132      667,176    666,583      75,110
   4,109       1,420         12,879         (2,592)   10,001       2,725        5,462       (646)        120
 (29,159)    (15,832)      (288,341)      (360,747)       78     (13,317)    (140,138)  (350,999)    (11,377)
  (9,585)    (34,925)           276         38,007    (7,021)    (19,463)     (91,381)   (21,698)     (3,693)
--------    --------      ---------     ----------   --------   --------    ---------   ---------   --------
$179,368    $501,070      $ 318,832     $1,081,101   $177,520   $315,101    $ 441,169   $293,297    $ 60,167
========    ========      =========     ==========   ========   ========    =========   =========   ========
  16,101      43,219         42,762         92,208    17,668      24,312       50,442     56,777       7,446
$  11.14    $  11.59      $    7.46     $    11.72   $ 10.05    $  12.96    $    8.75   $   5.17    $   8.08
========    ========      =========     ==========   ========   ========    =========   =========   ========
$189,194    $531,570      $ 269,463     $1,040,534   $183,363   $326,852    $ 529,635   $309,040    $ 64,054
========    ========      =========     ==========   ========   ========    =========   =========   ========
$     --    $     --      $      --     $       --   $    --    $     --    $      --   $     --    $     --
========    ========      =========     ==========   ========   ========    =========   =========   ========
$     --    $     --      $      --     $       --   $    --    $     --    $      --   $     --    $     --
========    ========      =========     ==========   ========   ========    =========   =========   ========

--------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST
STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2002
(AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

---------------------------------------------------------------------------------------------------------------------------------
                                                                                          PORTFOLIO
                                                            ---------------------------------------------------------------------
                                                                           AST                    AST
                                                                           MFS         AST      GOLDMAN       AST         AST
                                                               AST        GROWTH      ALGER      SACHS       DEAM      FEDERATED
                                                               MFS         WITH      ALL-CAP    MID-CAP    LARGE-CAP   AGGRESSIVE
                                                              GROWTH      INCOME     GROWTH      GROWTH      VALUE       GROWTH
                                                            ----------   --------   ---------   --------   ---------   ----------
ASSETS
   Investments in securities at value(A)..................  $  521,344   $ 86,345   $ 326,820   $ 60,163   $105,962     $39,575
   Collateral received for securities lent................      81,621     26,844      96,025     18,660     44,580          --
   Cash...................................................          --         --          --     12,373      4,668           1
   Foreign currency at value(B)...........................          --         --          --         --         --          --
   Unrealized appreciation on foreign currency exchange
     contracts............................................          --         --          --         --         --          --
   Unrealized appreciation on interest rate swap
     agreements...........................................          --         --          --         --         --          --
   Receivable for:
     Securities sold......................................      12,142      4,618       1,913         --      3,673          31
     Dividends and interest...............................         401        123          86         29        144           5
     Fund shares sold.....................................          --          3         577          5          1          --
     Futures variation margin.............................          --         --          --         --          8          --
   Other assets...........................................           2         --           1         --         --          --
                                                            ----------   --------   ---------   --------   --------     -------
       TOTAL ASSETS.......................................     615,510    117,933     425,422     91,230    159,036      39,612
                                                            ----------   --------   ---------   --------   --------     -------
LIABILITIES
   Cash overdraft.........................................           8         --          --         --         --          --
   Unrealized depreciation on foreign currency exchange
     contracts............................................          --         --          --         --         --          --
   Written options outstanding, at value(C)...............          --         --          --         --         --          --
   Sale commitments, at value.............................          --         --          --         --         --          --
   Unrealized depreciation on interest rate swap
     agreements...........................................          --         --          --         --         --          --
   Payable on return of securities lent...................      81,621     26,844      96,025     18,660     44,580          --
   Payable for:
     Securities purchased.................................       7,330      3,428       5,925     11,095      4,152         450
     Fund shares redeemed.................................         219         63          46         71        267          70
     Futures variation margin.............................          --         --          --         --         --          --
     Advisory fees........................................         170         35          86         16         26          15
     Shareholder servicing fees...........................           5          1           4          1          1          --
     Accrued dividends....................................          --         --          --         --         --          --
   Accrued expenses and other liabilities.................          72         19          50         14         16           5
                                                            ----------   --------   ---------   --------   --------     -------
       TOTAL LIABILITIES..................................      89,425     30,390     102,136     29,857     49,042         540
                                                            ----------   --------   ---------   --------   --------     -------
NET ASSETS................................................  $  526,085   $ 87,543   $ 323,286   $ 61,373   $109,994     $39,072
                                                            ==========   ========   =========   ========   ========     =======
COMPONENTS OF NET ASSETS
Common stock (unlimited number of shares authorized, $.001
 par value per share).....................................  $       89   $     13   $      88   $     21   $     14     $     8
Additional paid-in capital................................   1,084,146    131,166     810,203    152,998    140,817      51,284
Undistributed net investment income (loss)................          (5)       329          (4)        --        905          --
Accumulated net realized gain (loss) on investments.......    (544,305)   (36,425)   (470,607)   (90,775)   (24,692)     (9,500)
Accumulated net unrealized appreciation (depreciation) on
 investments..............................................     (13,840)    (7,540)    (16,394)      (871)    (7,050)     (2,720)
                                                            ----------   --------   ---------   --------   --------     -------
NET ASSETS................................................  $  526,085   $ 87,543   $ 323,286   $ 61,373   $109,994     $39,072
                                                            ==========   ========   =========   ========   ========     =======
Shares of common stock outstanding........................      88,596     12,612      88,372     21,315     14,016       7,683
Net asset value, offering and redemption price per
 share....................................................  $     5.94   $   6.94   $    3.66   $   2.88   $   7.85     $  5.09
                                                            ==========   ========   =========   ========   ========     =======
(A) Investments at cost...................................  $  535,184   $ 93,885   $ 343,214   $ 61,034   $112,928     $42,295
                                                            ==========   ========   =========   ========   ========     =======
(B) Foreign currency at cost..............................  $       --   $     --   $      --   $     --   $     --     $    --
                                                            ==========   ========   =========   ========   ========     =======
(C) Premiums received for written options.................  $       --   $     --   $      --   $     --   $     --     $    --
                                                            ==========   ========   =========   ========   ========     =======

--------------------------------------------------------------------------------

See Notes to Financial Statements.

----------------------------------------------------------------------------------
                                    PORTFOLIO
----------------------------------------------------------------------------------
                            AST
  AST          AST       ALLIANCE/      AST                     AST         AST
GABELLI    LORD ABBETT   BERNSTEIN    SANFORD       AST        DEAM        DEAM
ALL-CAP       BOND-      GROWTH +    BERNSTEIN      DEAM     LARGE-CAP   SMALL-CAP
 VALUE      DEBENTURE      VALUE     CORE VALUE     BOND      GROWTH       VALUE
-------    -----------   ---------   ----------   --------   ---------   ---------
$116,141    $161,306      $31,710     $207,090    $127,816   $ 73,588     $ 9,710
  27,205      18,407       15,525       56,266      23,428     35,295         691
      --          --           --       34,673       3,990      3,231       2,767
      --          --           --           --          --         --          --
      --          --           --           --          --         --          --
      --          --           --           --          --         --          --
      --          --          298           --         711      3,753          --
     208       3,096           66          324       1,234         74          16
       3         605           24          603          --         --         932
      --          --           --           --          --          6           2
      --          --           --           --          --         --          --
--------    --------      -------     --------    --------   --------     -------
 143,557     183,414       47,623      298,956     157,179    115,947      14,118
--------    --------      -------     --------    --------   --------     -------
      --          --           13           --          --         --          --
      --          --           --           --          --         --          --
      --          --           --           --          --         --          --
      --          --           --           --          --         --          --
      --          --           --           --          --         --          --
  27,205      18,407       15,525       56,266      23,428     35,295         691
      --          --           --       43,451       1,599      3,933          --
   2,733           5           --            4         365         17          --
      --          --           --           --          --         --          --
      46          43           15           39          34         17           3
       1           2           --            2           1          1          --
      --          --           --           --          --         --          --
      15          18            5           18          16         10           5
--------    --------      -------     --------    --------   --------     -------
  30,000      18,475       15,558       99,780      25,443     39,273         699
--------    --------      -------     --------    --------   --------     -------
$113,557    $164,939      $32,065     $199,176    $131,736   $ 76,674     $13,419
========    ========      =======     ========    ========   ========     =======
$     15    $     16      $     4     $     23    $     12   $     10     $     2
 159,323     163,733       40,961      211,057     121,076     99,825      15,684
     880       6,807          202        1,345       3,194         36          25
 (26,738)     (3,872)      (4,819)      (2,858)      4,025    (15,065)     (2,154)
 (19,923)     (1,745)      (4,283)     (10,391)      3,429     (8,132)       (138)
--------    --------      -------     --------    --------   --------     -------
$113,557    $164,939      $32,065     $199,176    $131,736   $ 76,674     $13,419
========    ========      =======     ========    ========   ========     =======
  14,616      16,374        4,423       22,710      12,233      9,906       1,731
$   7.77    $  10.07      $  7.25     $   8.77    $  10.77   $   7.74     $  7.75
========    ========      =======     ========    ========   ========     =======
$136,064    $163,051      $35,993     $217,481    $124,387   $ 81,669     $ 9,791
========    ========      =======     ========    ========   ========     =======
$     --    $     --      $    --     $     --    $     --   $     --     $    --
========    ========      =======     ========    ========   ========     =======
$     --    $     --      $    --     $     --    $     --   $     --     $    --
========    ========      =======     ========    ========   ========     =======

--------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST
STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2002
(AMOUNTS IN THOUSANDS)

                                                      ---------------------------------------------------------------------------
                                                                                       PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
                                                                         AST          AST                                  AST
                                                           AST        ALLIANCE      GOLDMAN                   AST       NEUBERGER
                                                         STRONG        GROWTH        SACHS         AST        DEAM       BERMAN
                                                      INTERNATIONAL      AND      CONCENTRATED    MONEY      GLOBAL      MID-CAP
                                                         EQUITY        INCOME        GROWTH      MARKET    ALLOCATION     VALUE
                                                      -------------   ---------   ------------   -------   ----------   ---------
INVESTMENT INCOME
   Interest.........................................    $    415      $      --    $   7,831     $52,149    $  4,300    $     103
   Dividends........................................       7,645         28,598       13,005           7         845       11,581
   Security lending.................................          --            307          362          --          33          230
   Foreign taxes withheld...........................        (770)           (89)        (313)         --          (8)         (37)
                                                        --------      ---------    ---------     -------    --------    ---------
       Total Investment Income......................       7,290         28,816       20,885      52,156       5,170       11,877
                                                        --------      ---------    ---------     -------    --------    ---------
EXPENSES
   Investment advisory fees.........................       3,326         11,540       15,094      14,132       1,330        8,429
   Shareholder servicing fees.......................         378          1,539        1,677       2,826         174          939
   Administration and accounting fees...............         308            507          525         284         152          444
   Custodian fees...................................          75            132           36         245          23           87
   Distribution fees................................         442          1,240          731          --          24          877
   Audit and legal fees.............................           9             30           39          46           9           14
   Trustees' fees...................................          11             43           55          55          10           22
   Interest expenses................................          --             18            8          --          --           20
   Miscellaneous expenses...........................          25             58           59          93          35           28
                                                        --------      ---------    ---------     -------    --------    ---------
       Total Expenses...............................       4,574         15,107       18,224      17,681       1,757       10,860
       Less: Advisory fee waivers and expense
         reimbursements.............................          --           (269)        (436)     (1,413)         --           --
       Less: Fees paid indirectly...................        (442)        (1,240)        (731)         --         (24)        (877)
                                                        --------      ---------    ---------     -------    --------    ---------
       Net Expenses.................................       4,132         13,598       17,057      16,268       1,733        9,983
                                                        --------      ---------    ---------     -------    --------    ---------
Net Investment Income (Loss)........................       3,158         15,218        3,828      35,888       3,437        1,894
                                                        --------      ---------    ---------     -------    --------    ---------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) on:
       Securities...................................     (46,533)      (272,116)    (327,562)          2     (48,932)     (19,244)
       Foreign currency transactions................        (123)            --           --          --         (56)          --
       Futures contracts............................          --             --           --          --       4,680           --
       Written options contracts....................          --             --           --          --          35           --
       Swap agreements..............................          --             --           --          --          --           --
                                                        --------      ---------    ---------     -------    --------    ---------
   Net realized gain (loss).........................     (46,656)      (272,116)    (327,562)          2     (44,273)     (19,244)
                                                        --------      ---------    ---------     -------    --------    ---------
   Net change in unrealized appreciation
     (depreciation) on:
       Securities...................................     (29,878)      (177,457)    (338,158)         --     (27,793)     (95,009)
       Futures contracts............................          --             --           --          --        (134)          --
       Written option contracts.....................          --             --           --          --          --           --
       Swap Agreements..............................          --             --           --          --          --           --
       Translation of assets and liabilities
         denominated in foreign currencies..........          52             --           --          --          --           --
                                                        --------      ---------    ---------     -------    --------    ---------
   Net change in unrealized appreciation
     (depreciation).................................     (29,826)      (177,457)    (338,158)         --     (27,927)     (95,009)
                                                        --------      ---------    ---------     -------    --------    ---------
   Net gain (loss) on investments...................     (76,482)      (449,573)    (665,720)          2     (72,200)    (114,253)
                                                        --------      ---------    ---------     -------    --------    ---------
   Net Increase (Decrease) in Net Assets Resulting
     from Operations................................    $(73,324)     $(434,355)   $(661,892)    $35,890    $(68,763)   $(112,359)
                                                        ========      =========    =========     =======    ========    =========

--------------------------------------------------------------------------------

See Notes to Financial Statements.

-------------------------------------------------------------------------------
                                   PORTFOLIO
-------------------------------------------------------------------------------
                                      AST         AST         AST        AST
   AST         AST         AST       PIMCO      T. ROWE     T. ROWE   NEUBERGER
FEDERATED    INVESCO      PBHG       TOTAL       PRICE       PRICE     BERMAN
  HIGH       CAPITAL    SMALL-CAP    RETURN      ASSET      GLOBAL     MID-CAP
  YIELD      INCOME      GROWTH       BOND     ALLOCATION    BOND      GROWTH
---------   ---------   ---------   --------   ----------   -------   ---------
$ 51,873    $ 10,364    $     57    $ 91,516    $  6,837    $6,174    $      32
   1,428      12,450       1,098         346       3,579         3          773
      --         176         168          --          69        --          211
      --         (69)         --          --        (125)       (2)          (7)
--------    ---------   ---------   --------    --------    -------   ---------
  53,301      22,921       1,323      91,862      10,360     6,175        1,009
--------    ---------   ---------   --------    --------    -------   ---------
   4,013       6,326       3,139      12,769       2,534     1,179        3,458
     535         843         349       1,964         298       147          384
     359         425         293         550         260       148          311
      35          68          80         272         106        59           32
      --         265         398          --          --        --          221
      52          21          11          23           9         3           10
      13          25          11          45           7         4           10
      --          --          --          --          --        --            1
      40          44          23         128          91        28           21
--------    ---------   ---------   --------    --------    -------   ---------
   5,047       8,017       4,304      15,751       3,305     1,568        4,448
      --          (3)         --        (482)         --        --           --
      --        (265)       (398)         --          --        --         (221)
--------    ---------   ---------   --------    --------    -------   ---------
   5,047       7,749       3,906      15,269       3,305     1,568        4,227
--------    ---------   ---------   --------    --------    -------   ---------
  48,254      15,172      (2,583)     76,593       7,055     4,607       (3,218)
--------    ---------   ---------   --------    --------    -------   ---------
 (90,040)    (87,292)    (81,726)     25,928     (13,269)    2,680     (138,989)
      --          --          --       6,088         (59)    2,360           --
      --          --          --      42,315          --      (116)          --
      --          --          --       9,883          --      (105)          --
      --          --          --         714          --        --           --
--------    ---------   ---------   --------    --------    -------   ---------
 (90,040)    (87,292)    (81,726)     84,928     (13,328)    4,819     (138,989)
--------    ---------   ---------   --------    --------    -------   ---------
  47,287     (96,725)    (69,335)     12,492     (26,328)   11,053      (10,992)
      --          --          --      15,232          --      (196)          --
      --          --          --      (5,844)         --       (61)          --
      --          --          --      (5,719)         --        --           --
      --          --          --      (1,101)         10       730           --
--------    ---------   ---------   --------    --------    -------   ---------
  47,287     (96,725)    (69,335)     15,060     (26,318)   11,526      (10,992)
--------    ---------   ---------   --------    --------    -------   ---------
 (42,753)   (184,017)   (151,061)     99,988     (39,646)   16,345     (149,981)
--------    ---------   ---------   --------    --------    -------   ---------
$  5,501    $(168,845)  $(153,644)  $176,581    $(32,591)   $20,952   $(153,199)
========    =========   =========   ========    ========    =======   =========

--------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST
STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2002
(AMOUNTS IN THOUSANDS)

                                                      ---------------------------------------------------------------------------
                                                                                       PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
                                                                        AST         AST                    AST           AST
                                                           AST         PIMCO      T. ROWE                AMERICAN     AMERICAN
                                                          DEAM        LIMITED      PRICE        AST      CENTURY       CENTURY
                                                      INTERNATIONAL   MATURITY    NATURAL    ALLIANCE    INCOME &   INTERNATIONAL
                                                         EQUITY         BOND     RESOURCES    GROWTH      GROWTH       GROWTH
                                                      -------------   --------   ---------   ---------   --------   -------------
INVESTMENT INCOME
   Interest.........................................    $    138      $30,696    $    153    $      --   $    62      $    196
   Dividends........................................       3,098          225       2,343        2,611     6,210        10,021
   Security lending.................................          --           --          45           81        80            --
   Foreign taxes withheld...........................        (385)          --         (74)         (25)      (26)       (1,048)
                                                        --------      -------    --------    ---------   --------     --------
       Total Investment Income......................       2,851       30,921       2,467        2,667     6,326         9,169
                                                        --------      -------    --------    ---------   --------     --------
EXPENSES
   Investment advisory fees.........................       1,474        5,427       1,335        3,051     2,344         4,623
   Shareholder servicing fees.......................         147          835         148          339       313           462
   Administration and accounting fees...............         124          423         149          284       268           310
   Custodian fees...................................         333          152          15            8        93           315
   Distribution fees................................          --           --          45          113        --            --
   Audit and legal fees.............................          11           15           4            9         7            30
   Trustees' fees...................................           5           18           3           10         8            16
   Interest expenses................................          --           --           4            8        10             3
   Miscellaneous expenses...........................          27           49          13           17        22            36
                                                        --------      -------    --------    ---------   --------     --------
       Total Expenses...............................       2,121        6,919       1,716        3,839     3,065         5,795
       Less: Advisory fee waivers and expense
         reimbursements.............................        (145)          --          --           --        --            --
       Less: Fees paid indirectly...................          --           --         (45)        (113)       --            --
                                                        --------      -------    --------    ---------   --------     --------
       Net Expenses.................................       1,976        6,919       1,671        3,726     3,065         5,795
                                                        --------      -------    --------    ---------   --------     --------
Net Investment Income (Loss)........................         875       24,002         796       (1,059)    3,261         3,374
                                                        --------      -------    --------    ---------   --------     --------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) on:
       Securities...................................     (12,850)      10,027       1,519      (98,412)  (45,810)      (93,165)
       Foreign currency transactions................        (679)          (8)         (7)          --      (839)         (355)
       Futures contracts............................      (1,641)       3,130          --           --        --            --
       Written options contracts....................          --          226          --           --        --            --
       Swap agreements..............................          --           --          --           --        --            --
                                                        --------      -------    --------    ---------   --------     --------
   Net realized gain (loss).........................     (15,170)      13,375       1,512      (98,412)  (46,649)      (93,520)
                                                        --------      -------    --------    ---------   --------     --------
   Net change in unrealized appreciation
     (depreciation) on:
       Securities...................................     (14,785)       7,486     (14,607)     (36,148)  (30,681)       (6,461)
       Futures contracts............................        (217)       3,444          --           --        14            --
       Written option contracts.....................          --         (116)         --           --        --            --
       Swap Agreements..............................          --        3,243          --           --        --            --
       Translation of assets and liabilities
         denominated in foreign currencies..........         203         (280)         --           --        --           101
                                                        --------      -------    --------    ---------   --------     --------
   Net change in unrealized appreciation
     (depreciation).................................     (14,799)      13,777     (14,607)     (36,148)  (30,667)       (6,360)
                                                        --------      -------    --------    ---------   --------     --------
   Net gain (loss) on investments...................     (29,969)      27,152     (13,095)    (134,560)  (77,316)      (99,880)
                                                        --------      -------    --------    ---------   --------     --------
   Net Increase (Decrease) in Net Assets Resulting
     from Operations................................    $(29,094)     $51,154    $(12,299)   $(135,619)  $(74,055)    $(96,506)
                                                        ========      =======    ========    =========   ========     ========

--------------------------------------------------------------------------------

See Notes to Financial Statements.

----------------------------------------------------------------------------------------------------------
                                                PORTFOLIO
----------------------------------------------------------------------------------------------------------
   AST                       AST                                  AST         AST
AMERICAN       AST         WILLIAM         AST        AST       GOLDMAN     SANFORD       AST        AST
 CENTURY     GABELLI        BLAIR        MARSICO     COHEN       SACHS     BERNSTEIN     DEAM        MFS
STRATEGIC   SMALL-CAP   INTERNATIONAL    CAPITAL    & STEERS   SMALL-CAP    MANAGED    SMALL-CAP   GLOBAL
BALANCED      VALUE        GROWTH        GROWTH      REALTY      VALUE     INDEX 500    GROWTH     EQUITY
---------   ---------   -------------   ---------   --------   ---------   ---------   ---------   -------
$  4,516    $  1,018      $     311     $     841   $      1   $     88    $      --   $    315    $    41
   1,759       5,594          7,397         8,261     11,847      8,188        9,365      3,185      1,093
      56         149             --           263         42        138           90        157         --
      (5)         (6)          (663)         (192)       (24)        (9)          (1)        (6)       (94)
--------    --------      ---------     ---------   --------   --------    ---------   ---------   -------
   6,326       6,755          7,045         9,173     11,866      8,405        9,454      3,651      1,040
--------    --------      ---------     ---------   --------   --------    ---------   ---------   -------
   1,649       4,712          4,336        10,830      1,872      4,488        3,161      3,927        628
     194         524            434         1,203        187        472          527        413         63
     205         355            328           487        187        338          159        321         89
      50          53            164            88         23        113           47         51         91
      --          36            434           451         62        520          438         --         --
       4          12             11            30          4         12           11         10          1
       5          13             16            31          5         11           20          7          1
       2          --             --            12          8          6           --          3         --
      27          36             23            44         11         27           52         25         12
--------    --------      ---------     ---------   --------   --------    ---------   ---------   -------
   2,136       5,741          5,746        13,176      2,359      5,987        4,415      4,757        885
      --          --            (43)         (102)        --         --           --       (620)        --
      --         (36)          (434)         (451)       (62)      (520)        (438)        --         --
--------    --------      ---------     ---------   --------   --------    ---------   ---------   -------
   2,136       5,705          5,269        12,623      2,297      5,467        3,977      4,137        885
--------    --------      ---------     ---------   --------   --------    ---------   ---------   -------
   4,190       1,050          1,776        (3,450)     9,569      2,938        5,477       (486)       155
--------    --------      ---------     ---------   --------   --------    ---------   ---------   -------
 (19,838)    (10,985)      (158,064)     (105,190)     1,585    (10,327)     (68,866)   (97,941)    (5,734)
      --          --         (4,751)          (38)        --         --           --         --        (25)
    (311)     (2,503)            --            --         --       (452)          --     (3,563)        --
      --          --             --            --         --         --           --         --         --
      --          --             --            --         --         --           --         --         --
--------    --------      ---------     ---------   --------   --------    ---------   ---------   -------
 (20,149)    (13,488)      (162,815)     (105,228)     1,585    (10,779)     (68,866)  (101,504)    (5,759)
--------    --------      ---------     ---------   --------   --------    ---------   ---------   -------
  (6,326)    (42,426)        34,999       (92,289)   (13,242)   (41,808)     (68,076)   (33,029)    (3,829)
      36          --             --            --         --        (21)          --       (548)        --
      --          --             --            --         --         --           --         --         --
      --          --             --            --         --         --           --         --         --
      --          --         (2,925)            7         --         --           --         --          2
--------    --------      ---------     ---------   --------   --------    ---------   ---------   -------
  (6,290)    (42,426)        32,074       (92,282)   (13,242)   (41,829)     (68,076)   (33,577)    (3,827)
--------    --------      ---------     ---------   --------   --------    ---------   ---------   -------
 (26,439)    (55,914)      (130,741)     (197,510)   (11,657)   (52,608)    (136,942)  (135,081)    (9,586)
--------    --------      ---------     ---------   --------   --------    ---------   ---------   -------
$(22,249)   $(54,864)     $(128,965)    $(200,960)  $ (2,088)  $(49,670)   $(131,465)  $(135,567)  $(9,431)
========    ========      =========     =========   ========   ========    =========   =========   =======

--------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST
STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2002
(AMOUNTS IN THOUSANDS)

                                                        -------------------------------------------------------------------------
                                                                                        PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
                                                                       AST                      AST
                                                                       MFS          AST       GOLDMAN        AST          AST
                                                           AST        GROWTH       ALGER       SACHS        DEAM       FEDERATED
                                                           MFS         WITH       ALL-CAP     MID-CAP     LARGE-CAP    AGGRESSIVE
                                                         GROWTH       INCOME      GROWTH       GROWTH       VALUE        GROWTH
                                                        ---------    --------    ---------    --------    ---------    ----------
INVESTMENT INCOME
   Interest.........................................    $     200    $     76    $     313    $   118     $     92      $     28
   Dividends........................................        5,456       1,365        1,894        213        1,789            65
   Security lending.................................          182          35          191         29           35            --
   Foreign taxes withheld...........................          (52)         (4)          (7)        --           (3)           --
                                                        ---------    --------    ---------    --------    --------      --------
       Total Investment Income......................        5,786       1,472        2,391        360        1,913            93
                                                        ---------    --------    ---------    --------    --------      --------
EXPENSES
   Investment advisory fees.........................        6,514         868        4,832        599          845           263
   Shareholder servicing fees.......................          724          97          509         60           96            28
   Administration and accounting fees...............          400          96          348         63           97            39
   Custodian fees...................................          119          56           64         29           19            41
   Distribution fees................................          737          10          773         39           41            --
   Audit and legal fees.............................           12           2            8          1            2             1
   Trustees' fees...................................           13           2           11          1            3             1
   Interest expenses................................           --          --            5         --           --             1
   Miscellaneous expenses...........................           37          15           25          1            8             9
                                                        ---------    --------    ---------    --------    --------      --------
       Total Expenses...............................        8,556       1,146        6,575        793        1,111           383
       Less: Advisory fee waivers and expense
         reimbursements.............................           --          --           --         (7)         (78)           (8)
       Less: Fees paid indirectly...................         (737)        (10)        (773)       (39)         (41)           --
                                                        ---------    --------    ---------    --------    --------      --------
       Net Expenses.................................        7,819       1,136        5,802        747          992           375
                                                        ---------    --------    ---------    --------    --------      --------
Net Investment Income (Loss)........................       (2,033)        336       (3,411)      (387)         921          (282)
                                                        ---------    --------    ---------    --------    --------      --------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) on:
       Securities...................................     (191,132)    (17,283)    (172,189)   (24,937)     (19,804)       (5,855)
       Foreign currency transactions................           (8)          1           --         --           --            --
       Futures contracts............................           --          --           --         --         (661)           --
       Written options contracts....................           --          --           --         --           --            --
       Swap agreements..............................           --          --           --         --           --            --
                                                        ---------    --------    ---------    --------    --------      --------
   Net realized gain (loss).........................     (191,140)    (17,282)    (172,189)   (24,937)     (20,465)       (5,855)
                                                        ---------    --------    ---------    --------    --------      --------
   Net change in unrealized appreciation
     (depreciation) on:
       Securities...................................      (58,810)     (7,982)     (55,589)     3,843       (7,628)       (5,430)
       Futures contracts............................           --          --           --         --          (83)           --
       Written option contracts.....................           --          --           --         --           --            --
       Swap Agreements..............................           --          --           --         --           --            --
       Translation of assets and liabilities
         denominated in foreign currencies..........           --          --           --         --           --            --
                                                        ---------    --------    ---------    --------    --------      --------
   Net change in unrealized appreciation
     (depreciation).................................      (58,810)     (7,982)     (55,589)     3,843       (7,711)       (5,430)
                                                        ---------    --------    ---------    --------    --------      --------
   Net gain (loss) on investments...................     (249,950)    (25,264)    (227,778)   (21,094)     (28,176)      (11,285)
                                                        ---------    --------    ---------    --------    --------      --------
   Net Increase (Decrease) in Net Assets Resulting
     from Operations................................    $(251,983)   $(24,928)   $(231,189)   $(21,481)   $(27,255)     $(11,567)
                                                        =========    ========    =========    ========    ========      ========

--------------------------------------------------------------------------------

(1) Commenced operations on May 1, 2002.

See Notes to Financial Statements.

---------------------------------------------------------------------------------
                                    PORTFOLIO
---------------------------------------------------------------------------------
                            AST
  AST          AST       ALLIANCE/      AST                    AST         AST
GABELLI    LORD ABBETT   BERNSTEIN    SANFORD       AST       DEAM        DEAM
ALL-CAP       BOND-      GROWTH +    BERNSTEIN     DEAM     LARGE-CAP   SMALL-CAP
 VALUE      DEBENTURE      VALUE     CORE VALUE   BOND(1)   GROWTH(1)   VALUE(1)
--------   -----------   ---------   ----------   -------   ---------   ---------
$     93     $ 7,414     $     --     $      3    $3,985    $     30     $    16
   2,379         354          576        2,129        --         491          84
      77          28           16           33         7          11           1
     (23)         --           --           --        --          --          --
--------     -------     --------     --------    -------   --------     -------
   2,526       7,796          592        2,165     3,992         532         101
--------     -------     --------     --------    -------   --------     -------
   1,317         760          304          617       732         428          61
     139          95           34           82        86          50           6
     139          97           37           85        86          50          14
      16          13           --           23        13          12          10
       8          --           --           --        --          --          --
       4           2            1            1         1           1          --
       4           3            1            3         3           2          --
      11          --           --           --        --          --          --
      16          20            5            9         6           3           4
--------     -------     --------     --------    -------   --------     -------
   1,654         990          382          820       927         546          95
      --          --            8           --      (129)        (50)        (21)
      (8)         --           --           --        --          --          --
--------     -------     --------     --------    -------   --------     -------
   1,646         990          390          820       798         496          74
--------     -------     --------     --------    -------   --------     -------
     880       6,806          202        1,345     3,194          36          27
--------     -------     --------     --------    -------   --------     -------
 (21,890)     (3,033)      (4,288)      (2,326)    4,025     (14,421)     (1,751)
      --          --           --           --        --          --          --
      --          --           --           --        --        (644)       (405)
      --          --           --           --        --          --          --
      --          --           --           --        --          --          --
--------     -------     --------     --------    -------   --------     -------
 (21,890)     (3,033)      (4,288)      (2,326)    4,025     (15,065)     (2,156)
--------     -------     --------     --------    -------   --------     -------
 (16,645)       (773)      (6,160)     (11,566)    3,429      (8,081)        (81)
      --          --           --           --        --         (51)        (57)
      --          --           --           --        --          --          --
      --          --           --           --        --          --          --
      --          --           --           --        --          --          --
--------     -------     --------     --------    -------   --------     -------
 (16,645)       (773)      (6,160)     (11,566)    3,429      (8,132)       (138)
--------     -------     --------     --------    -------   --------     -------
 (38,535)     (3,806)     (10,448)     (13,892)    7,454     (23,197)     (2,294)
--------     -------     --------     --------    -------   --------     -------
$(37,655)    $ 3,000     $(10,246)    $(12,547)   $10,648   $(23,161)    $(2,267)
========     =======     ========     ========    =======   ========     =======

--------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST
STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2002

(AMOUNTS IN THOUSANDS)

                                                      ---------------------------------------------------------------------------
                                                                                       PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
                                                                   AST STRONG                            AST ALLIANCE
                                                              INTERNATIONAL EQUITY                    GROWTH AND INCOME
                                                      ------------------------------------   ------------------------------------
                                                            2002               2001                2002               2001
                                                      ----------------   -----------------   ----------------   -----------------
FROM OPERATIONS
   Net investment income (loss).....................     $   3,158           $   2,314          $   15,218         $   13,115
   Net realized gain (loss) on investments..........       (46,656)           (122,274)           (272,116)            21,402
   Net change in unrealized appreciation
     (depreciation) on investments..................       (29,826)            (18,301)           (177,457)           (67,874)
                                                         ---------           ---------          ----------         ----------
     Net Increase (Decrease) in Net Assets from
       Operations...................................       (73,324)           (138,261)           (434,355)           (33,357)
                                                         ---------           ---------          ----------         ----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
   Dividends to shareholders from net investment
     income.........................................        (2,561)               (981)            (13,117)           (14,510)
   Distributions to shareholders from capital
     gains..........................................            --             (64,790)            (83,418)          (190,922)
                                                         ---------           ---------          ----------         ----------
     Total Dividends and Distributions to
       Shareholders.................................        (2,561)            (65,771)            (96,535)          (205,432)
                                                         ---------           ---------          ----------         ----------
CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold........................       439,655             814,050             366,063            659,868
   Net asset value of shares issued in reinvestment
     of dividends and distributions.................         2,561              65,771              96,535            205,432
   Net asset value of shares issued in merger.......            --                  --                  --                 --
   Cost of shares redeemed..........................      (494,410)           (868,649)           (637,240)          (347,036)
                                                         ---------           ---------          ----------         ----------
   Increase (Decrease) in Net Assets from Capital
     Share Transactions.............................       (52,194)             11,172            (174,642)           518,264
                                                         ---------           ---------          ----------         ----------
     Total Increase (Decrease) in Net Assets........      (128,079)           (192,860)           (705,532)           279,475
NET ASSETS
   Beginning of Year................................       444,271             637,131           1,875,230          1,595,755
                                                         ---------           ---------          ----------         ----------
   End of Year......................................     $ 316,192           $ 444,271          $1,169,698         $1,875,230
                                                         =========           =========          ==========         ==========
SHARES ISSUED AND REDEEMED
   Shares sold......................................        32,826              46,862              23,119             33,399
   Shares issued in reinvestment of dividends and
     distributions..................................           184               3,728               5,716             10,705
   Shares issued in merger..........................            --                  --                  --                 --
   Shares redeemed..................................       (36,613)            (50,017)            (42,917)           (18,467)
                                                         ---------           ---------          ----------         ----------
     Net Increase (Decrease) in Shares
       Outstanding..................................        (3,603)                573             (14,082)            25,637
                                                         =========           =========          ==========         ==========

--------------------------------------------------------------------------------

See Notes to Financial Statements.

-----------------------------------------------------------------------------------
                                     PORTFOLIO
-----------------------------------------------------------------------------------
    AST GOLDMAN SACHS
   CONCENTRATED GROWTH          AST MONEY MARKET        AST DEAM GLOBAL ALLOCATION
-------------------------   -------------------------   ---------------------------
   2002          2001          2002          2001           2002           2001
-----------   -----------   -----------   -----------   ------------   ------------
$     3,828   $    13,677   $    35,888   $    94,078    $   3,437      $  14,547
   (327,562)     (442,770)            2           362      (44,273)       (36,049)
   (338,158)     (913,931)           --            --      (27,927)       (51,885)
-----------   -----------   -----------   -----------    ---------      ---------
   (661,892)   (1,343,024)       35,890        94,440      (68,763)       (73,387)
-----------   -----------   -----------   -----------    ---------      ---------
    (13,673)           --       (35,888)      (94,078)     (14,493)       (14,627)
         --            --          (352)           --           --             --
-----------   -----------   -----------   -----------    ---------      ---------
    (13,673)           --       (36,240)      (94,078)     (14,493)       (14,627)
-----------   -----------   -----------   -----------    ---------      ---------
    332,030     1,103,281     9,251,249    10,103,301       35,694        150,587
     13,673            --        36,240       105,677       14,493         14,627
         --            --            --            --           --             --
   (975,258)   (1,569,935)   (9,194,516)   (9,801,440)    (163,728)      (218,682)
-----------   -----------   -----------   -----------    ---------      ---------
   (629,555)     (466,654)       92,973       407,538     (113,541)       (53,468)
-----------   -----------   -----------   -----------    ---------      ---------
 (1,305,120)   (1,809,678)       92,623       407,900     (196,797)      (141,482)
  2,452,732     4,262,410     2,652,093     2,244,193      481,159        622,641
-----------   -----------   -----------   -----------    ---------      ---------
$ 1,147,612   $ 2,452,732   $ 2,744,716   $ 2,652,093    $ 284,362      $ 481,159
===========   ===========   ===========   ===========    =========      =========
     17,052        39,328     9,251,252    10,103,298        3,428         12,178
        636            --        36,240       105,677        1,358          1,159
         --            --            --            --           --             --
    (51,343)      (58,504)   (9,194,516)   (9,801,436)     (16,469)       (18,154)
-----------   -----------   -----------   -----------    ---------      ---------
    (33,655)      (19,176)       92,976       407,539      (11,683)        (4,817)
===========   ===========   ===========   ===========    =========      =========

--------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST
STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2002
(AMOUNTS IN THOUSANDS)

                                                      ---------------------------------------------------------------------------
                                                                                       PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
                                                              AST NEUBERGER BERMAN                      AST FEDERATED
                                                                 MID-CAP VALUE                            HIGH YIELD
                                                      ------------------------------------   ------------------------------------
                                                            2002               2001                2002               2001
                                                      ----------------   -----------------   ----------------   -----------------
FROM OPERATIONS
   Net investment income (loss).....................     $    1,894         $    5,220          $  48,254           $  55,265
   Net realized gain (loss) on investments..........        (19,244)            45,782            (90,040)            (72,289)
   Net change in unrealized appreciation
     (depreciation) on investments..................        (95,009)           (87,310)            47,287              17,942
                                                         ----------         ----------          ---------           ---------
     Net Increase (Decrease) in Net Assets from
       Operations...................................       (112,359)           (36,308)             5,501                 918
                                                         ----------         ----------          ---------           ---------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
   Dividends to shareholders from net investment
     income.........................................         (4,849)            (1,340)           (55,266)            (57,695)
   Distributions to shareholders from capital
     gains..........................................        (45,689)           (52,210)                --                  --
                                                         ----------         ----------          ---------           ---------
     Total Dividends and Distributions to
       Shareholders.................................        (50,538)           (53,550)           (55,266)            (57,695)
                                                         ----------         ----------          ---------           ---------
CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold........................        531,525            532,296            511,974             465,099
   Net asset value of shares issued in reinvestment
     of dividends and distributions.................         50,538             53,550             55,266              57,696
   Net asset value of shares issued in merger.......             --                 --                 --                  --
   Cost of shares redeemed..........................       (661,227)          (471,603)          (466,855)           (438,079)
                                                         ----------         ----------          ---------           ---------
   Increase (Decrease) in Net Assets from Capital
     Share Transactions.............................        (79,164)           114,243            100,385              84,716
                                                         ----------         ----------          ---------           ---------
     Total Increase (Decrease) in Net Assets........       (242,061)            24,385             50,620              27,939
NET ASSETS
   Beginning of Year................................      1,003,034            978,649            525,821             497,882
                                                         ----------         ----------          ---------           ---------
   End of Year......................................     $  760,973         $1,003,034          $ 576,441           $ 525,821
                                                         ==========         ==========          =========           =========
SHARES ISSUED AND REDEEMED
   Shares sold......................................         36,590             34,620             64,786              49,526
   Shares issued in reinvestment of dividends and
     distributions..................................          3,399              3,507              7,031               6,099
   Shares issued in merger..........................             --                 --                 --                  --
   Shares redeemed..................................        (46,925)           (31,119)           (58,095)            (47,531)
                                                         ----------         ----------          ---------           ---------
     Net Increase (Decrease) in Shares
       Outstanding..................................         (6,936)             7,008             13,722               8,094
                                                         ==========         ==========          =========           =========

--------------------------------------------------------------------------------

See Notes to Financial Statements.

------------------------------------------------------------------------------------------------------------------
                                                    PORTFOLIO
------------------------------------------------------------------------------------------------------------------
            AST INVESCO                              AST PBHG                              AST PIMCO
           CAPITAL INCOME                        SMALL-CAP GROWTH                      TOTAL RETURN BOND
------------------------------------   ------------------------------------   ------------------------------------
      2002               2001                2002               2001                2002               2001
----------------   -----------------   ----------------   -----------------   ----------------   -----------------
   $   15,172         $   24,254          $  (2,583)          $  (2,310)         $   76,593         $   73,877
      (87,292)           (37,471)           (81,726)            (96,991)             84,928             33,673
      (96,725)           (98,835)           (69,335)             57,130              15,060             11,287
   ----------         ----------          ---------           ---------          ----------         ----------
     (168,845)          (112,052)          (153,644)            (42,171)            176,581            118,837
   ----------         ----------          ---------           ---------          ----------         ----------
      (24,256)           (25,524)                --                  --             (75,526)           (69,226)
           --            (11,529)                --             (85,078)            (32,366)                --
   ----------         ----------          ---------           ---------          ----------         ----------
      (24,256)           (37,053)                --             (85,078)           (107,892)           (69,226)
   ----------         ----------          ---------           ---------          ----------         ----------
      259,526            388,744            644,310             146,426           1,114,509            963,629
       24,256             37,053                 --              85,078             107,892             69,226
           --                 --                 --                  --                  --                 --
     (459,217)          (420,693)          (731,540)           (201,393)           (674,388)          (702,338)
   ----------         ----------          ---------           ---------          ----------         ----------
     (175,435)             5,104            (87,230)             30,111             548,013            330,517
   ----------         ----------          ---------           ---------          ----------         ----------
     (368,536)          (144,001)          (240,874)            (97,138)            616,702            380,128
    1,029,069          1,173,070            494,900             592,038           1,638,346          1,258,218
   ----------         ----------          ---------           ---------          ----------         ----------
   $  660,533         $1,029,069          $ 254,026           $ 494,900          $2,255,048         $1,638,346
   ==========         ==========          =========           =========          ==========         ==========
       18,388             24,001             52,000               9,749              95,111             83,147
        1,614              2,227                 --               5,409               9,423              6,209
           --                 --                 --                  --                  --                 --
      (33,390)           (26,917)           (58,780)            (13,127)            (57,738)           (60,424)
   ----------         ----------          ---------           ---------          ----------         ----------
      (13,388)              (689)            (6,780)              2,031              46,796             28,932
   ==========         ==========          =========           =========          ==========         ==========

--------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST
STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2002
(AMOUNTS IN THOUSANDS)

                                                      ---------------------------------------------------------------------------
                                                                                       PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
                                                               AST T. ROWE PRICE                      AST T. ROWE PRICE
                                                                ASSET ALLOCATION                         GLOBAL BOND
                                                      ------------------------------------   ------------------------------------
                                                            2002               2001                2002               2001
                                                      ----------------   -----------------   ----------------   -----------------
FROM OPERATIONS
   Net investment income (loss).....................      $  7,055           $  8,915           $   4,607           $  5,530
   Net realized gain (loss) on investments..........       (13,328)             9,762               4,819             (1,553)
   Net change in unrealized appreciation
     (depreciation) on investments..................       (26,318)           (39,180)             11,526               (893)
                                                          --------           --------           ---------           --------
     Net Increase (Decrease) in Net Assets from
       Operations...................................       (32,591)           (20,503)             20,952              3,084
                                                          --------           --------           ---------           --------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
   Dividends to shareholders from net investment
     income.........................................        (8,650)           (11,194)                 --                 --
   Distributions to shareholders from capital
     gains..........................................       (11,079)           (37,656)                 --                 --
                                                          --------           --------           ---------           --------
     Total Dividends and Distributions to
       Shareholders.................................       (19,729)           (48,850)                 --                 --
                                                          --------           --------           ---------           --------
CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold........................        39,238             54,344             218,466             39,912
   Net asset value of shares issued in reinvestment
     of dividends and distributions.................        19,729             48,850                  --                 --
   Net asset value of shares issued in merger.......            --                 --                  --                 --
   Cost of shares redeemed..........................       (70,319)           (96,425)           (137,838)           (57,182)
                                                          --------           --------           ---------           --------
   Increase (Decrease) in Net Assets from Capital
     Share Transactions.............................       (11,352)             6,769              80,628            (17,270)
                                                          --------           --------           ---------           --------
     Total Increase (Decrease) in Net Assets........       (63,672)           (62,584)            101,580            (14,186)
NET ASSETS
   Beginning of Year................................       332,791            395,375             108,014            122,200
                                                          --------           --------           ---------           --------
   End of Year......................................      $269,119           $332,791           $ 209,594           $108,014
                                                          ========           ========           =========           ========
SHARES ISSUED AND REDEEMED
   Shares sold......................................         2,937              3,383              21,071              4,168
   Shares issued in reinvestment of dividends and
     distributions..................................         1,421              3,141                  --                 --
   Shares issued in merger..........................            --                 --                  --                 --
   Shares redeemed..................................        (5,340)            (6,232)            (13,374)            (5,980)
                                                          --------           --------           ---------           --------
     Net Increase (Decrease) in Shares
       Outstanding..................................          (982)               291               7,697             (1,812)
                                                          ========           ========           =========           ========

--------------------------------------------------------------------------------

See Notes to Financial Statements.

------------------------------------------------------------------------------------------------------------------
                                                    PORTFOLIO
------------------------------------------------------------------------------------------------------------------
        AST NEUBERGER BERMAN                         AST DEAM                              AST PIMCO
           MID-CAP GROWTH                      INTERNATIONAL EQUITY                  LIMITED MATURITY BOND
------------------------------------   ------------------------------------   ------------------------------------
      2002               2001                2002               2001                2002               2001
----------------   -----------------   ----------------   -----------------   ----------------   -----------------
   $  (3,218)          $  (3,296)         $     875           $    (137)         $   24,002          $  26,969
    (138,989)           (251,255)           (15,170)            (75,498)             13,375              8,043
     (10,992)             66,228            (14,799)             (6,448)             13,777              2,876
   ---------           ---------          ---------           ---------          ----------          ---------
    (153,199)           (188,323)           (29,094)            (82,083)             51,154             37,888
   ---------           ---------          ---------           ---------          ----------          ---------
          --                  --                 --                  --             (26,976)           (23,913)
          --             (96,162)                --                  --              (8,081)                --
   ---------           ---------          ---------           ---------          ----------          ---------
          --             (96,162)                --                  --             (35,057)           (23,913)
   ---------           ---------          ---------           ---------          ----------          ---------
     552,946             811,277            150,379             205,895             764,837            550,222
          --              96,162                 --                  --              35,057             23,913
          --                  --                 --                  --                  --                 --
    (630,869)           (823,779)          (147,272)           (244,858)           (368,345)          (394,755)
   ---------           ---------          ---------           ---------          ----------          ---------
     (77,923)             83,660              3,107             (38,963)            431,549            179,380
   ---------           ---------          ---------           ---------          ----------          ---------
    (231,122)           (200,825)           (25,987)           (121,046)            447,646            193,355
     518,580             719,405            154,991             276,037             611,197            417,842
   ---------           ---------          ---------           ---------          ----------          ---------
   $ 287,458           $ 518,580          $ 129,004           $ 154,991          $1,058,843          $ 611,197
   =========           =========          =========           =========          ==========          =========
      48,835              53,275             15,649              17,600              68,971             49,745
          --               5,838                 --                  --               3,234              2,245
          --                  --                 --                  --                  --                 --
     (56,239)            (54,370)           (15,602)            (20,778)            (33,140)           (35,617)
   ---------           ---------          ---------           ---------          ----------          ---------
      (7,404)              4,743                 47              (3,178)             39,065             16,372
   =========           =========          =========           =========          ==========          =========

--------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST
STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2002

(AMOUNTS IN THOUSANDS)

                                                      ---------------------------------------------------------------------------
                                                                                       PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
                                                               AST T. ROWE PRICE
                                                               NATURAL RESOURCES                     AST ALLIANCE GROWTH
                                                      ------------------------------------   ------------------------------------
                                                            2002               2001                2002               2001
                                                      ----------------   -----------------   ----------------   -----------------
FROM OPERATIONS
   Net investment income (loss).....................     $     796           $  1,242           $  (1,059)          $    (880)
   Net realized gain (loss) on investments..........         1,512              5,301             (98,412)           (121,309)
   Net change in unrealized appreciation
     (depreciation) on investments..................       (14,607)            (9,320)            (36,148)             52,282
                                                         ---------           --------           ---------           ---------
     Net Increase (Decrease) in Net Assets from
       Operations...................................       (12,299)            (2,777)           (135,619)            (69,907)
                                                         ---------           --------           ---------           ---------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
   Dividends to shareholders from net investment
     income.........................................        (2,339)            (1,654)                 --                  --
   Distributions to shareholders from capital
     gains..........................................        (5,243)           (10,373)                 --            (101,065)
                                                         ---------           --------           ---------           ---------
     Total Dividends and Distributions to
       Shareholders.................................        (7,582)           (12,027)                 --            (101,065)
                                                         ---------           --------           ---------           ---------
CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold........................       156,021             86,322             241,193             311,737
   Net asset value of shares issued in reinvestment
     of dividends and distributions.................         7,582             12,027                  --             101,065
   Net asset value of shares issued in merger.......            --                 --                  --                  --
   Cost of shares redeemed..........................      (156,586)           (82,639)           (318,068)           (256,208)
                                                         ---------           --------           ---------           ---------
   Increase (Decrease) in Net Assets from Capital
     Share Transactions.............................         7,017             15,710             (76,875)            156,594
                                                         ---------           --------           ---------           ---------
     Total Increase (Decrease) in Net Assets........       (12,864)               906            (212,494)            (14,378)
NET ASSETS
   Beginning of Year................................       135,550            134,644             452,984             467,362
                                                         ---------           --------           ---------           ---------
   End of Year......................................     $ 122,686           $135,550           $ 240,490           $ 452,984
                                                         =========           ========           =========           =========
SHARES ISSUED AND REDEEMED
   Shares sold......................................        10,655              5,508              30,274              30,162
   Shares issued in reinvestment of dividends and
     distributions..................................           516                797                  --               9,498
   Shares issued in merger..........................            --                 --                  --                  --
   Shares redeemed..................................       (11,091)            (5,498)            (40,983)            (24,189)
                                                         ---------           --------           ---------           ---------
     Net Increase (Decrease) in Shares
       Outstanding..................................            80                807             (10,709)             15,471
                                                         =========           ========           =========           =========

--------------------------------------------------------------------------------

(1) Acquired AST American Century International Growth Portfolio II on September 24, 2001.

(2) Acquired AST Scudder Japan Portfolio on May 3, 2002.

See Notes to Financial Statements.

---------------------------------------------------------------------
                              PORTFOLIO
---------------------------------------------------------------------
AST AMERICAN CENTURY    AST AMERICAN CENTURY    AST AMERICAN CENTURY
   INCOME & GROWTH      INTERNATIONAL GROWTH     STRATEGIC BALANCED
---------------------   ---------------------   ---------------------
  2002        2001       2002(2)     2001(1)      2002        2001
---------   ---------   ---------   ---------   ---------   ---------
$   3,261   $   3,172   $   3,374   $   2,082   $  4,190    $  4,506
  (46,649)    (35,766)    (93,520)   (113,314)   (20,149)     (7,551)
         )
  (30,667     (10,255)     (6,360)     39,458     (6,290)     (5,844)
---------   ---------   ---------   ---------   --------    --------
  (74,055)    (42,849)    (96,506)    (71,774)   (22,249)     (8,889)
---------   ---------   ---------   ---------   --------    --------
   (3,169)     (3,138)         --      (1,562)    (4,499)     (3,909)
       --          --          --     (23,834)        --      (5,039)
---------   ---------   ---------   ---------   --------    --------
   (3,169)     (3,138)         --     (25,396)    (4,499)     (8,948)
---------   ---------   ---------   ---------   --------    --------
  154,389      75,765     578,484     639,830     65,841      58,731
    3,169       3,138          --      25,396      4,499       8,948
       --          --       4,251     218,518         --          --
 (195,951)   (146,057)   (630,357)   (600,952)   (74,946)    (56,603)
---------   ---------   ---------   ---------   --------    --------
         )
  (38,393     (67,154)    (47,622)    282,792     (4,606)     11,076
---------   ---------   ---------   ---------   --------    --------
 (115,617)   (113,141)   (144,128)    185,622    (31,354)     (6,761)
  374,739     487,880     518,126     332,504    210,722     217,483
---------   ---------   ---------   ---------   --------    --------
$ 259,122   $ 374,739   $ 373,998   $ 518,126   $179,368    $210,722
=========   =========   =========   =========   ========    ========
   15,113       6,153      53,404      46,128      5,746       4,627
      278         250          --       1,679        373         692
       --          --         350      20,354         --          --
  (19,524)    (12,219)    (58,170)    (43,885)    (6,712)     (4,496)
---------   ---------   ---------   ---------   --------    --------
   (4,133)     (5,816)     (4,416)     24,276       (593)        823
=========   =========   =========   =========   ========    ========

--------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST
STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2002
(AMOUNTS IN THOUSANDS)

                                                      ---------------------------------------------------------------------------
                                                                                       PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
                                                                  AST GABELLI                         AST WILLIAM BLAIR
                                                                SMALL-CAP VALUE                      INTERNATIONAL GROWTH
                                                      ------------------------------------   ------------------------------------
                                                            2002               2001                2002               2001
                                                      ----------------   -----------------   ----------------   -----------------
FROM OPERATIONS
   Net investment income (loss).....................     $   1,050           $   2,376          $    1,776         $    4,926
   Net realized gain (loss) on investments..........       (13,488)              6,373            (162,815)           (94,813)
   Net change in unrealized appreciation
     (depreciation) on investments..................       (42,426)             10,895              32,074           (148,546)
                                                         ---------           ---------          ----------         ----------
     Net Increase (Decrease) in Net Assets from
       Operations...................................       (54,864)             19,644            (128,965)          (238,433)
                                                         ---------           ---------          ----------         ----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
   Dividends to shareholders from net investment
     income.........................................        (2,310)             (2,130)            (18,118)           (45,834)
   Distributions to shareholders from capital
     gains..........................................        (8,534)            (21,755)                 --           (218,867)
                                                         ---------           ---------          ----------         ----------
     Total Dividends and Distributions to
       Shareholders.................................       (10,844)            (23,885)            (18,118)          (264,701)
                                                         ---------           ---------          ----------         ----------
CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold........................       628,656             572,641              32,772            280,086
   Net asset value of shares issued in reinvestment
     of dividends and distributions.................        10,844              23,885              18,118            264,701
   Net asset value of shares issued in merger.......            --                  --                  --                 --
   Cost of shares redeemed..........................      (611,201)           (387,392)           (172,352)          (548,295)
                                                         ---------           ---------          ----------         ----------
   Increase (Decrease) in Net Assets from Capital
     Share Transactions.............................        28,299             209,134            (121,462)            (3,508)
                                                         ---------           ---------          ----------         ----------
     Total Increase (Decrease) in Net Assets........       (37,409)            204,893            (268,545)          (506,642)
NET ASSETS
   Beginning of Year................................       538,479             333,586             587,377          1,094,019
                                                         ---------           ---------          ----------         ----------
   End of Year......................................     $ 501,070           $ 538,479          $  318,832         $  587,377
                                                         =========           =========          ==========         ==========
SHARES ISSUED AND REDEEMED
   Shares sold......................................        50,486              44,507               4,092             20,342
   Shares issued in reinvestment of dividends and
     distributions..................................           857               1,888               1,925             21,193
   Shares issued in merger..........................            --                  --                  --                 --
   Shares redeemed..................................       (49,318)            (30,827)            (19,775)           (43,448)
                                                         ---------           ---------          ----------         ----------
     Net Increase (Decrease) in Shares
       Outstanding..................................         2,025              15,568             (13,758)            (1,913)
                                                         =========           =========          ==========         ==========

--------------------------------------------------------------------------------

See Notes to Financial Statements.

----------------------------------------------------------------------------------------------------------------------
                                                      PORTFOLIO
----------------------------------------------------------------------------------------------------------------------
                AST MARSICO                                                                AST GOLDMAN SACHS
               CAPITAL GROWTH                   AST COHEN & STEERS REALTY                   SMALL-CAP VALUE
    ------------------------------------   ------------------------------------   ------------------------------------
          2002               2001                2002               2001                2002               2001
    ----------------   -----------------   ----------------   -----------------   ----------------   -----------------
       $   (3,450)        $   (3,455)          $  9,569           $   6,542          $   2,938           $   2,151
                 )
         (105,228           (256,537)             1,585                (845)           (10,779)             41,356
          (92,282)          (122,915)           (13,242)             (4,640)           (41,829)            (15,767)
       ----------         ----------           --------           ---------          ---------           ---------
         (200,960)          (382,907)            (2,088)              1,057            (49,670)             27,740
       ----------         ----------           --------           ---------          ---------           ---------
               --                 --             (4,940)             (4,009)            (1,944)                 --
               --            (32,835)                --                  --            (43,887)             (7,792)
       ----------         ----------           --------           ---------          ---------           ---------
               --            (32,835)            (4,940)             (4,009)           (45,831)             (7,792)
       ----------         ----------           --------           ---------          ---------           ---------
          856,350            585,800            203,643             133,140            450,476             404,670
               --             32,835              4,940               4,009             45,831               7,792
               --                 --                 --                  --                 --                  --
         (826,716)          (721,315)          (163,666)           (127,052)          (518,216)           (227,658)
       ----------         ----------           --------           ---------          ---------           ---------
           29,634           (102,680)            44,917              10,097            (21,909)            184,804
       ----------         ----------           --------           ---------          ---------           ---------
         (171,326)          (518,422)            37,889               7,145           (117,410)            204,752
        1,252,427          1,770,849            139,631             132,486            432,511             227,759
       ----------         ----------           --------           ---------          ---------           ---------
       $1,081,101         $1,252,427           $177,520           $ 139,631          $ 315,101           $ 432,511
       ==========         ==========           ========           =========          =========           =========
           63,902             37,819             19,473              13,167             29,753              27,376
               --              2,031                495                 425              3,216                 529
               --                 --                 --                  --                 --                  --
          (61,914)           (47,469)           (16,108)            (12,803)           (36,463)            (15,751)
       ----------         ----------           --------           ---------          ---------           ---------
            1,988             (7,619)             3,860                 789             (3,494)             12,154
       ==========         ==========           ========           =========          =========           =========

--------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST
STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2002
(AMOUNTS IN THOUSANDS)

                                                      ---------------------------------------------------------------------------
                                                                                       PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
                                                             AST SANFORD BERNSTEIN                         AST DEAM
                                                               MANAGED INDEX 500                       SMALL-CAP GROWTH
                                                      ------------------------------------   ------------------------------------
                                                            2002               2001                2002               2001
                                                      ----------------   -----------------   ----------------   -----------------
FROM OPERATIONS
   Net investment income (loss).....................     $   5,477           $   5,997         $      (486)        $    (4,008)
   Net realized gain (loss) on investments..........       (68,866)            (50,434)           (101,504)           (181,720)
   Net change in unrealized appreciation
     (depreciation) on investments..................       (68,076)            (29,762)            (33,577)            (40,694)
                                                         ---------           ---------         -----------         -----------
     Net Increase (Decrease) in Net Assets from
       Operations...................................      (131,465)            (74,199)           (135,567)           (226,422)
                                                         ---------           ---------         -----------         -----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
   Dividends to shareholders from net investment
     income.........................................        (5,999)             (6,007)                 --                  --
   Distributions to shareholders from capital
     gains..........................................            --              (7,295)                 --            (118,375)
                                                         ---------           ---------         -----------         -----------
     Total Dividends and Distributions to
       Shareholders.................................        (5,999)            (13,302)                 --            (118,375)
                                                         ---------           ---------         -----------         -----------
CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold........................       479,306             455,390             896,258           1,263,130
   Net asset value of shares issued in reinvestment
     of dividends and distributions.................         5,999              13,302                  --             118,375
   Net asset value of shares issued in merger.......            --                  --                  --                  --
   Cost of shares redeemed..........................      (530,035)           (462,725)         (1,004,718)         (1,291,223)
                                                         ---------           ---------         -----------         -----------
   Increase (Decrease) in Net Assets from Capital
     Share Transactions.............................       (44,730)              5,967            (108,460)             90,282
                                                         ---------           ---------         -----------         -----------
     Total Increase (Decrease) in Net Assets........      (182,194)            (81,534)           (244,027)           (254,515)
NET ASSETS
   Beginning of Year................................       623,363             704,897             537,324             791,839
                                                         ---------           ---------         -----------         -----------
   End of Year......................................     $ 441,169           $ 623,363         $   293,297         $   537,324
                                                         =========           =========         ===========         ===========
SHARES ISSUED AND REDEEMED
   Shares sold......................................        49,475              39,839             139,297             163,217
   Shares issued in reinvestment of dividends and
     distributions..................................           559               1,120                  --              13,529
   Shares issued in merger..........................            --                  --                  --                  --
   Shares redeemed..................................       (55,566)            (40,807)           (158,925)           (167,928)
                                                         ---------           ---------         -----------         -----------
     Net Increase (Decrease) in Shares
       Outstanding..................................        (5,532)                152             (19,628)              8,818
                                                         =========           =========         ===========         ===========

--------------------------------------------------------------------------------

(3) Acquired AST Alger Growth Portfolio on February 16, 2001.

See Notes to Financial Statements.

------------------------------------------------------------------------------------------------------------------------
                                                       PORTFOLIO
------------------------------------------------------------------------------------------------------------------------
                                                                                                  AST MFS
           AST MFS GLOBAL EQUITY                       AST MFS GROWTH                        GROWTH WITH INCOME
    ------------------------------------   --------------------------------------   ------------------------------------
          2002               2001                2002               2001(3)               2002               2001
    ----------------   -----------------   ----------------   -------------------   ----------------   -----------------
        $    155           $     10           $  (2,033)          $   (1,122)           $    336           $    410
          (5,759)            (5,199)           (191,140)            (346,727)            (17,282)           (17,881)
          (3,827)             1,039             (58,810)             (10,871)             (7,982)              (251)
        --------           --------           ---------           ----------            --------           --------
          (9,431)            (4,150)           (251,983)            (358,720)            (24,928)           (17,722)
        --------           --------           ---------           ----------            --------           --------
              (7)                --                  --                  (26)               (421)              (124)
              --                 --                  --                   --                  --                 --
        --------           --------           ---------           ----------            --------           --------
              (7)                --                  --                  (26)               (421)              (124)
        --------           --------           ---------           ----------            --------           --------
          62,221             99,157             237,845              330,351              80,221             93,530
               7                 --                  --                   26                 421                124
              --                 --                  --            1,321,985                  --                 --
         (48,505)           (68,639)           (434,174)            (401,270)            (76,464)           (44,712)
        --------           --------           ---------           ----------            --------           --------
          13,723             30,518            (196,329)           1,251,092               4,178             48,942
        --------           --------           ---------           ----------            --------           --------
           4,285             26,368            (448,312)             892,346             (21,171)            31,096
          55,882             29,514             974,397               82,051             108,714             77,618
        --------           --------           ---------           ----------            --------           --------
        $ 60,167           $ 55,882           $ 526,085           $  974,397            $ 87,543           $108,714
        ========           ========           =========           ==========            ========           ========
           7,272             10,679              33,492               23,650              10,627              9,953
               1                 --                  --                    3                  49                 12
              --                 --                  --              132,412                  --                 --
          (5,897)            (7,499)            (62,727)             (47,164)            (10,289)            (5,108)
        --------           --------           ---------           ----------            --------           --------
           1,376              3,180             (29,235)             108,901                 387              4,857
        ========           ========           =========           ==========            ========           ========

--------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST
STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2002
(AMOUNTS IN THOUSANDS)

                                                       --------------------------------------------------------------------------
                                                                                       PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
                                                                    AST ALGER                          AST GOLDMAN SACHS
                                                                  ALL-CAP GROWTH                         MID-CAP GROWTH
                                                       ------------------------------------    ----------------------------------
                                                           2002               2001(4)              2002               2001
                                                       -------------    -------------------    -------------    -----------------
FROM OPERATIONS
   Net investment income (loss)......................    $  (3,411)          $  (2,842)          $   (387)          $    (445)
   Net realized gain (loss) on investments...........     (172,189)           (221,979)           (24,937)            (59,164)
   Net change in unrealized appreciation
     (depreciation) on investments...................      (55,589)             79,507              3,843              15,881
                                                         ---------           ---------           --------           ---------
     Net Increase (Decrease) in Net Assets from
       Operations....................................     (231,189)           (145,314)           (21,481)            (43,728)
                                                         ---------           ---------           --------           ---------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
   Dividends to shareholders from net investment
     income..........................................           --                  --                 --                 (58)
   Distributions to shareholders from capital
     gains...........................................           --                  --                 --                  --
                                                         ---------           ---------           --------           ---------
     Total Dividends and Distributions to
       Shareholders..................................           --                  --                 --                 (58)
                                                         ---------           ---------           --------           ---------
CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold.........................       94,410             207,621             61,224             149,965
   Net asset value of shares issued in reinvestment
     of dividends and distributions..................           --                  --                 --                  58
   Net asset value of shares issued in merger........           --             870,332                 --                  --
   Cost of shares redeemed...........................     (282,994)           (394,659)           (49,409)           (100,296)
                                                         ---------           ---------           --------           ---------
   Increase (Decrease) in Net Assets from Capital
     Share Transactions..............................     (188,584)            683,294             11,815              49,727
                                                         ---------           ---------           --------           ---------
     Total Increase (Decrease) in Net Assets.........     (419,773)            537,980             (9,666)              5,941
NET ASSETS
   Beginning of Year.................................      743,059             205,079             71,039              65,098
                                                         ---------           ---------           --------           ---------
   End of Year.......................................    $ 323,286           $ 743,059           $ 61,373           $  71,039
                                                         =========           =========           ========           =========
SHARES ISSUED AND REDEEMED
   Shares sold.......................................       20,702              34,527             18,370              27,909
   Shares issued in reinvestment of dividends and
     distributions...................................           --                  --                 --                   9
   Shares issued in merger...........................           --             135,289                 --                  --
   Shares redeemed...................................      (62,769)            (69,364)           (14,928)            (19,844)
                                                         ---------           ---------           --------           ---------
     Net Increase (Decrease) in Shares Outstanding...      (42,067)            100,452              3,442               8,074
                                                         =========           =========           ========           =========

--------------------------------------------------------------------------------

(4) Acquired AST Alger Mid-Cap Growth Portfolio on February 16, 2001.

(5) Acquired AST Kinetics Internet on May 3, 2002.

See Notes to Financial Statements.

---------------------------------------------------------------------------------------------------------
                                                PORTFOLIO
---------------------------------------------------------------------------------------------------------
            AST DEAM                          AST FEDERATED                        AST GABELLI
         LARGE-CAP VALUE                    AGGRESSIVE GROWTH                     ALL-CAP VALUE
---------------------------------   ---------------------------------   ---------------------------------
    2002              2001              2002              2001             2002(5)            2001
-------------   -----------------   -------------   -----------------   -------------   -----------------
  $    921          $    172          $   (282)         $   (124)         $     880         $     977
   (20,465)           (4,237)           (5,855)           (3,259)           (21,890)           (4,784)
    (7,711)              700            (5,430)            2,795            (16,645)           (3,382)
  --------          --------          --------          --------          ---------         ---------
   (27,255)           (3,365)          (11,567)             (588)           (37,655)           (7,189)
  --------          --------          --------          --------          ---------         ---------
      (162)              (18)               --                (3)              (977)              (39)
        --                --              (234)               --                 --               (40)
  --------          --------          --------          --------          ---------         ---------
      (162)              (18)             (234)               (3)              (977)              (79)
  --------          --------          --------          --------          ---------         ---------
   162,049            85,161            94,763            75,545            105,599           264,857
       162                18               234                 3                977                79
        --                --                --                --              4,155                --
   (70,157)          (42,790)          (93,613)          (27,406)          (117,428)         (112,947)
  --------          --------          --------          --------          ---------         ---------
    92,054            42,389             1,384            48,142             (6,697)          151,989
  --------          --------          --------          --------          ---------         ---------
    64,637            39,006           (10,417)           47,551            (45,329)          144,721
    45,357             6,351            49,489             1,938            158,886            14,165
  --------          --------          --------          --------          ---------         ---------
  $109,994          $ 45,357          $ 39,072          $ 49,489          $ 113,557         $ 158,886
  ========          ========          ========          ========          =========         =========
    17,259             8,674            15,801            10,166             12,017            25,998
        17                 2                37                --                103                 8
        --                --                --                --                426                --
    (8,135)           (4,446)          (15,010)           (3,524)           (14,039)          (11,301)
  --------          --------          --------          --------          ---------         ---------
     9,141             4,230               828             6,642             (1,493)           14,705
  ========          ========          ========          ========          =========         =========

--------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST
STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2002
(AMOUNTS IN THOUSANDS)

                                                         ------------------------------------------------------------------------
                                                                                        PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
                                                                  AST LORD ABBETT                    AST ALLIANCE/BERNSTEIN
                                                                   BOND-DEBENTURE                        GROWTH + VALUE
                                                         ----------------------------------    ----------------------------------
                                                             2002               2001               2002              2001(6)
                                                         -------------    -----------------    -------------    -----------------
FROM OPERATIONS
   Net investment income (loss)........................    $  6,806           $  2,416           $    202           $     39
   Net realized gain (loss) on investments.............      (3,033)              (839)            (4,288)              (371)
   Net change in unrealized appreciation (depreciation)
     on investments....................................        (773)            (1,021)            (6,160)             1,877
                                                           --------           --------           --------           --------
     Net Increase (Decrease) in Net Assets from
       Operations......................................       3,000                556            (10,246)             1,545
                                                           --------           --------           --------           --------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
   Dividends to shareholders from net investment
     income............................................      (2,416)               (13)               (39)                --
   Distributions to shareholders from capital gains....          --                 (5)              (160)                --
                                                           --------           --------           --------           --------
     Total Dividends and Distributions to
       Shareholders....................................      (2,416)               (18)              (199)                --
                                                           --------           --------           --------           --------
CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold...........................     154,778            100,888             36,054             49,943
   Net asset value of shares issued in reinvestment of
     dividends and distributions.......................       2,416                 18                199                 --
   Net asset value of shares issued in merger..........          --                 --                 --                 --
   Cost of shares redeemed.............................     (55,295)           (45,771)           (27,750)           (17,481)
                                                           --------           --------           --------           --------
   Increase (Decrease) in Net Assets from Capital Share
     Transactions......................................     101,899             55,135              8,503             32,462
                                                           --------           --------           --------           --------
     Total Increase (Decrease) in Net Assets...........     102,483             55,673             (1,942)            34,007
NET ASSETS
   Beginning of Year...................................      62,456              6,783             34,007                 --
                                                           --------           --------           --------           --------
   End of Year.........................................    $164,939           $ 62,456           $ 32,065           $ 34,007
                                                           ========           ========           ========           ========
SHARES ISSUED AND REDEEMED
   Shares sold.........................................      15,722              9,791              4,380              5,466
   Shares issued in reinvestment of dividends and
     distributions.....................................         246                  2                 22                 --
   Shares issued in merger.............................          --                 --                 --                 --
   Shares redeemed.....................................      (5,572)            (4,483)            (3,480)            (1,965)
                                                           --------           --------           --------           --------
     Net Increase (Decrease) in Shares Outstanding.....      10,396              5,310                922              3,501
                                                           ========           ========           ========           ========

--------------------------------------------------------------------------------

(6) Commenced operations on March 1, 2001.

(7) Commenced operations on May 1, 2002.

See Notes to Financial Statements.

---------------------------------------------------------------------------------------
                                       PORTFOLIO
---------------------------------------------------------------------------------------
      AST SANFORD BERNSTEIN            AST DEAM          AST DEAM          AST DEAM
           CORE VALUE                    BOND        LARGE-CAP GROWTH   SMALL-CAP VALUE
---------------------------------   --------------   ----------------   ---------------
    2002             2001(6)           2002(7)           2002(7)            2002(7)
-------------   -----------------   --------------   ----------------   ---------------
  $  1,345          $    154           $  3,194          $     36          $     27
    (2,326)             (532)             4,025           (15,065)           (2,156)
   (11,566)            1,175              3,429            (8,132)             (138)
  --------          --------           --------          --------          --------
   (12,547)              797             10,648           (23,161)           (2,267)
  --------          --------           --------          --------          --------
      (154)               --                 --                --                --
        --                --                 --                --                --
  --------          --------           --------          --------          --------
      (154)               --                 --                --                --
  --------          --------           --------          --------          --------
   231,272            56,021            204,175           111,209            38,578
       154                --                 --                --                --
        --                --                 --                --                --
   (63,649)          (12,718)           (83,087)          (11,374)          (22,892)
  --------          --------           --------          --------          --------
   167,777            43,303            121,088            99,835            15,686
  --------          --------           --------          --------          --------
   155,076            44,100            131,736            76,674            13,419
    44,100                --                 --                --                --
  --------          --------           --------          --------          --------
  $199,176          $ 44,100           $131,736          $ 76,674          $ 13,419
  ========          ========           ========          ========          ========
    25,297             5,668             20,226            11,311             4,512
        15                --                 --                --                --
        --                --                 --                --                --
    (6,950)           (1,320)            (7,993)           (1,405)           (2,781)
  --------          --------           --------          --------          --------
    18,362             4,348             12,233             9,906             1,731
  ========          ========           ========          ========          ========

--------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST
FINANCIAL HIGHLIGHTS
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

-----------------------------------------------------------------------------------------------
                                                                INCREASE (DECREASE) FROM
                                                                 INVESTMENT OPERATIONS
                                                         --------------------------------------
                                             NET ASSET      NET
                                 PERIOD        VALUE     INVESTMENT   NET REALIZED   TOTAL FROM
                                 ENDED       BEGINNING     INCOME     & UNREALIZED   INVESTMENT
         PORTFOLIO            DECEMBER 31,   OF PERIOD     (LOSS)     GAIN (LOSS)    OPERATIONS
----------------------------  ------------   ---------   ----------   ------------   ----------
AST Strong                        2002        $15.07       $0.10         $(2.87)       $(2.77)
  International Equity            2001         22.03        0.08          (4.75)        (4.67)
                                  2000         34.23        0.22          (8.09)        (7.87)
                                  1999         22.67        0.05          13.36         13.41
                                  1998         21.29        0.20           3.81          4.01
AST Alliance                      2002        $18.70       $0.18         $(4.35)       $(4.17)
  Growth and Income               2001         21.38        0.12          (0.15)        (0.03)
                                  2000         23.50        0.19           0.57          0.76
                                  1999         21.68        0.23           3.04          3.27
                                  1998         20.53        0.25           2.23          2.48
AST Goldman Sachs                 2002        $23.97       $0.06         $(7.18)       $(7.12)
  Concentrated Growth             2001         35.08        0.13         (11.24)       (11.11)
                                  2000         55.21       (0.06)        (15.55)       (15.61)
                                  1999         37.00        0.05          19.65         19.70
                                  1998         23.15        0.04          15.10         15.14
AST Money Market                  2002        $ 1.00       $0.01         $   --        $ 0.01
                                  2001          1.00        0.04             --          0.04
                                  2000          1.00        0.06             --          0.06
                                  1999          1.00        0.04             --          0.04
                                  1998          1.00        0.05             --          0.05
AST DeAM                          2002        $11.46       $0.11         $(1.84)       $(1.73)
  Global Allocation               2001         13.30        0.34          (1.87)        (1.53)
                                  2000         15.24        0.34          (0.89)        (0.55)
                                  1999         14.13        0.32           2.30          2.62
                                  1998         13.64        0.34           1.31          1.65
AST Neuberger Berman              2002        $15.41       $0.03         $(1.56)       $(1.53)
  Mid-Cap Value                   2001         16.85        0.08          (0.60)        (0.52)
                                  2000         13.32        0.02           3.60          3.62
                                  1999         13.16        0.10           0.60          0.70
                                  1998         15.15        0.21          (0.52)        (0.31)

----------------------------  -------------------------------------

                                       LESS DISTRIBUTIONS
                              -------------------------------------

                               FROM NET    FROM NET
                              INVESTMENT   REALIZED       TOTAL
         PORTFOLIO              INCOME      GAINS     DISTRIBUTIONS
----------------------------  ----------   --------   -------------
AST Strong                      $(0.08)     $   --       $(0.08)
  International Equity           (0.03)      (2.26)       (2.29)
                                 (0.07)      (4.26)       (4.33)
                                    --       (1.85)       (1.85)
                                 (0.67)      (1.96)       (2.63)
AST Alliance                    $(0.13)     $(0.83)      $(0.96)
  Growth and Income              (0.19)      (2.46)       (2.65)
                                 (0.23)      (2.65)       (2.88)
                                 (0.25)      (1.20)       (1.45)
                                 (0.25)      (1.08)       (1.33)
AST Goldman Sachs               $(0.14)     $   --       $(0.14)
  Concentrated Growth               --          --           --
                                 (0.07)      (4.45)       (4.52)
                                    --       (1.49)       (1.49)
                                 (0.08)      (1.21)       (1.29)
AST Money Market                $(0.01)     $   --+      $(0.01)
                                 (0.04)         --+       (0.04)
                                 (0.06)         --+       (0.06)
                                 (0.04)         --+       (0.04)
                                 (0.05)         --+       (0.05)
AST DeAM                        $(0.35)     $   --       $(0.35)
  Global Allocation              (0.31)         --        (0.31)
                                 (0.32)      (1.07)       (1.39)
                                 (0.35)      (1.16)       (1.51)
                                 (0.35)      (0.81)       (1.16)
AST Neuberger Berman            $(0.08)     $(0.71)      $(0.79)
  Mid-Cap Value                  (0.02)      (0.90)       (0.92)
                                 (0.04)      (0.05)       (0.09)
                                 (0.24)      (0.30)       (0.54)
                                 (0.36)      (1.32)       (1.68)

--------------------------------------------------------------------------------

* Includes commissions received by American Skandia Marketing, Inc. under the Portfolio's Distribution Plan, as described in Note 3 to the Financial Statements, for the years 1999, 2000, 2001 and 2002.

+  Amount represents less than a penny per share.

See Notes to Financial Statements.

-----------------------------------------------------------------------------------------------------------
                                                              RATIOS OF EXPENSES
                         SUPPLEMENTAL DATA                 TO AVERAGE NET ASSETS(*)
                ------------------------------------   --------------------------------
    NET ASSET                                          AFTER ADVISORY   BEFORE ADVISORY     RATIO OF NET
      VALUE               NET ASSETS AT    PORTFOLIO     FEE WAIVER       FEE WAIVER      INVESTMENT INCOME
       END       TOTAL    END OF PERIOD    TURNOVER     AND EXPENSE       AND EXPENSE     (LOSS) TO AVERAGE
    OF PERIOD   RETURN      (IN 000'S)       RATE      REIMBURSEMENT     REIMBURSEMENT       NET ASSETS
    ---------   -------   --------------   ---------   --------------   ---------------   -----------------
     $12.22     (18.42%)    $  316,192        50%          1.21%            1.21%               0.84%
      15.07     (22.75%)       444,271       162%          1.09%            1.14%               0.45%
      22.03     (26.53%)       637,131        86%          1.16%            1.16%               0.63%
      34.23      64.13%        770,512       159%          1.18%            1.18%               0.18%
      22.67      20.10%        497,461       117%          1.13%            1.13%               0.69%
     $13.57     (23.28%)    $1,169,698        79%          0.96%            0.98%               0.99%
      18.70      (0.48%)     1,875,230       103%          0.94%            0.96%               0.74%
      21.38       5.52%      1,595,755       144%          1.05%            1.06%               0.96%
      23.50      16.09%      1,498,306        69%          0.92%            0.94%               1.09%
      21.68      12.48%      1,181,909        78%          0.91%            0.91%               1.32%
     $16.71     (29.84%)    $1,147,612       109%          1.06%            1.09%               0.23%
      23.97     (31.67%)     2,452,732        46%          1.04%            1.07%               0.45%
      35.08     (30.97%)     4,262,410        34%          1.00%            1.04%              (0.13%)
      55.21      55.01%      5,923,778        35%          1.00%            1.04%               0.12%
      37.00      68.26%      3,255,658        42%          1.02%            1.04%               0.16%
     $ 1.00       1.29%     $2,744,716        N/A          0.58%            0.63%               1.27%
       1.00       3.77%      2,652,093        N/A          0.59%            0.64%               3.60%
       1.00       6.07%      2,244,193        N/A          0.60%            0.65%               5.93%
       1.00       4.60%      2,409,157        N/A          0.60%            0.65%               4.52%
       1.00       5.14%        967,733        N/A          0.60%            0.66%               4.99%
     $ 9.38     (15.43%)    $  284,362       160%          0.47%            0.47%               0.91%
      11.46     (11.73%)       481,159        77%          0.89%            0.95%               2.68%
      13.30      (4.36%)       622,641        60%          0.95%            0.95%               2.70%
      15.24      20.85%        499,571       154%          1.00%            1.00%               2.37%
      14.13      12.86%        409,335       139%          1.00%            1.00%               2.55%
     $13.09     (10.56%)    $  760,973        92%          1.16%            1.16%               0.20%
      15.41      (3.03%)     1,003,034       221%          1.22%            1.22%               0.55%
      16.85      27.49%        978,649       220%          1.24%            1.24%               0.19%
      13.32       5.67%        664,383       176%          1.13%            1.13%               0.39%
      13.16      (2.33%)       271,968       208%          1.05%            1.05%               1.83%

--------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST
FINANCIAL HIGHLIGHTS
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

-----------------------------------------------------------------------------------------------
                                                                INCREASE (DECREASE) FROM
                                                                 INVESTMENT OPERATIONS
                                                         --------------------------------------
                                             NET ASSET      NET
                                 PERIOD        VALUE     INVESTMENT   NET REALIZED   TOTAL FROM
                                 ENDED       BEGINNING     INCOME     & UNREALIZED   INVESTMENT
         PORTFOLIO            DECEMBER 31,   OF PERIOD     (LOSS)     GAIN (LOSS)    OPERATIONS
----------------------------  ------------   ---------   ----------   ------------   ----------
AST Federated High Yield          2002        $ 8.86       $ 0.69       $ (0.70)      $ (0.01)
                                  2001          9.71         0.74         (0.66)         0.08
                                  2000         11.92         1.18         (2.23)        (1.05)
                                  1999         12.65         1.03         (0.77)         0.26
                                  1998         13.11         0.91         (0.57)         0.34
AST INVESCO                       2002        $15.59       $ 0.30       $ (2.96)      $ (2.66)
  Capital Income                  2001         17.59         0.34         (1.82)        (1.48)
                                  2000         18.65         0.38          0.32          0.70
                                  1999         17.50         0.36          1.61          1.97
                                  1998         16.51         0.31          1.81          2.12
AST PBHG                          2002        $15.87       $(0.13)      $ (5.33)      $ (5.46)
  Small-Cap Growth                2001         20.30        (0.07)        (1.27)        (1.34)
                                  2000         42.61        (0.22)       (18.08)       (18.30)
                                  1999         17.61        (0.03)        25.03         25.00
                                  1998         17.81        (0.08)         0.73          0.65
AST PIMCO Total                   2002        $11.93       $ 0.39       $  0.66       $  1.05
  Return Bond                     2001         11.60         0.56          0.42          0.98
                                  2000         10.99         0.65          0.56          1.21
                                  1999         12.02         0.58         (0.71)        (0.13)
                                  1998         11.72         0.49          0.56          1.05
AST T. Rowe Price                 2002        $15.05       $ 0.34       $ (1.76)      $ (1.42)
  Asset Allocation                2001         18.12         0.41         (1.21)        (0.80)
                                  2000         18.86         0.52         (0.63)        (0.11)
                                  1999         17.47         0.44          1.32          1.76
                                  1998         15.13         0.35          2.38          2.73
AST T. Rowe Price                 2002        $ 9.65       $ 0.05       $  1.40       $  1.45
  Global Bond                     2001          9.40         0.56         (0.31)         0.25
                                  2000          9.60         0.48         (0.53)        (0.05)
                                  1999         11.46         0.33         (1.25)        (0.92)
                                  1998         10.11         0.52          0.94          1.46

----------------------------  -------------------------------------

                                       LESS DISTRIBUTIONS
                              -------------------------------------

                               FROM NET    FROM NET
                              INVESTMENT   REALIZED       TOTAL
         PORTFOLIO              INCOME      GAINS     DISTRIBUTIONS
----------------------------  ----------   --------   -------------
AST Federated High Yield        $(0.96)     $   --       $(0.96)
                                 (0.93)         --        (0.93)
                                 (1.16)         --        (1.16)
                                 (0.91)      (0.08)       (0.99)
                                 (0.76)      (0.04)       (0.80)
AST INVESCO                     $(0.38)     $   --       $(0.38)
  Capital Income                 (0.36)      (0.16)       (0.52)
                                 (0.36)      (1.40)       (1.76)
                                 (0.32)      (0.50)       (0.82)
                                 (0.32)      (0.81)       (1.13)
AST PBHG                        $   --      $   --       $   --
  Small-Cap Growth                  --       (3.09)       (3.09)
                                    --       (4.01)       (4.01)
                                    --          --           --
                                    --       (0.85)       (0.85)
AST PIMCO Total                 $(0.52)     $(0.22)      $(0.74)
  Return Bond                    (0.65)         --        (0.65)
                                 (0.60)         --        (0.60)
                                 (0.52)      (0.38)       (0.90)
                                 (0.51)      (0.24)       (0.75)
AST T. Rowe Price               $(0.39)     $(0.50)      $(0.89)
  Asset Allocation               (0.52)      (1.75)       (2.27)
                                 (0.45)      (0.18)       (0.63)
                                 (0.36)      (0.01)       (0.37)
                                 (0.33)      (0.06)       (0.39)
AST T. Rowe Price               $   --      $   --       $   --
  Global Bond                       --          --           --
                                 (0.15)         --        (0.15)
                                 (0.71)      (0.23)       (0.94)
                                 (0.03)      (0.08)       (0.11)

--------------------------------------------------------------------------------

* Includes commissions received by American Skandia Marketing, Inc. under the Portfolio's Distribution Plan, as described in Note 3 to the Financial Statements, for the years 1999, 2000, 2001 and 2002.

See Notes to Financial Statements.

----------------------------------------------------------------------------------------------------------
                                                             RATIOS OF EXPENSES
                         SUPPLEMENTAL DATA                TO AVERAGE NET ASSETS(*)
                -----------------------------------   --------------------------------
    NET ASSET                                         AFTER ADVISORY   BEFORE ADVISORY     RATIO OF NET
      VALUE               NET ASSETS AT   PORTFOLIO     FEE WAIVER       FEE WAIVER      INVESTMENT INCOME
       END       TOTAL    END OF PERIOD   TURNOVER     AND EXPENSE       AND EXPENSE     (LOSS) TO AVERAGE
    OF PERIOD   RETURN     (IN 000'S)       RATE      REIMBURSEMENT     REIMBURSEMENT       NET ASSETS
    ---------   -------   -------------   ---------   --------------   ---------------   -----------------
     $ 7.89       0.04%    $  576,441        41%          0.94%            0.94%               9.02%
       8.86       0.14%       525,821        48%          0.95%            0.95%              10.22%
       9.71      (9.69%)      497,882        20%          0.96%            0.96%              10.36%
      11.92       2.00%       623,788        39%          0.94%            0.94%               9.09%
      12.65       2.61%       595,680        36%          0.95%            0.95%               8.64%
     $12.55     (17.49%)   $  660,533        32%          0.95%            0.95%               1.80%
      15.59      (8.59%)    1,029,069        26%          0.91%            0.92%               2.17%
      17.59       4.74%     1,173,070        55%          0.94%            0.95%               2.25%
      18.65      11.74%     1,048,064        76%          0.93%            0.93%               2.10%
      17.50      13.34%       831,482        67%          0.93%            0.93%               2.17%
     $10.41     (34.41%)   $  254,026       123%          1.23%            1.23%              (0.74%)
      15.87      (6.47%)      494,900       136%          1.16%            1.16%              (0.51%)
      20.30     (48.16%)      592,038        85%          1.07%            1.07%              (0.54%)
      42.61     141.96%     1,443,211       116%          1.08%            1.08%              (0.46%)
      17.61       3.49%       285,847       100%          1.12%            1.12%              (0.53%)
     $12.24       9.22%    $2,255,048       229%          0.78%            0.80%               3.90%
      11.93       8.87%     1,638,346       343%          0.79%            0.81%               5.02%
      11.60      11.57%     1,258,218       365%          0.82%            0.82%               6.14%
      10.99      (1.09%)    1,005,763       227%          0.82%            0.82%               5.46%
      12.02       9.46%       896,497       231%          0.83%            0.83%               5.24%
     $12.74      (9.89%)   $  269,119       107%          1.11%            1.11%               2.37%
      15.05      (4.79%)      332,791       103%          1.10%            1.10%               2.46%
      18.12      (0.48%)      395,375        43%          1.08%            1.08%               2.64%
      18.86      10.28%       447,542        17%          1.07%            1.07%               2.65%
      17.47      18.36%       344,197         8%          1.09%            1.09%               2.70%
     $11.10      15.03%    $  209,594       323%          1.06%            1.06%               3.13%
       9.65       2.66%       108,014       187%          0.87%            1.08%               4.83%
       9.40      (0.45%)      122,200       171%          1.12%            1.12%               4.35%
       9.60      (8.33%)      138,144       106%          1.11%            1.11%               3.51%
      11.46      14.72%       147,973       136%          1.11%            1.11%               4.78%

--------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST
FINANCIAL HIGHLIGHTS
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

--------------------------------------------------------------------------------------------------------
                                                                         INCREASE (DECREASE) FROM
                                                                          INVESTMENT OPERATIONS
                                                                  --------------------------------------
                                                      NET ASSET      NET
                                         PERIOD         VALUE     INVESTMENT   NET REALIZED   TOTAL FROM
                                         ENDED        BEGINNING     INCOME     & UNREALIZED   INVESTMENT
            PORTFOLIO                 DECEMBER 31,    OF PERIOD     (LOSS)     GAIN (LOSS)    OPERATIONS
----------------------------------    ------------    ---------   ----------   ------------   ----------
AST Neuberger Berman                      2002         $13.65       $(0.13)       $(4.13)       $(4.26)
  Mid-Cap Growth                          2001          21.63        (0.06)        (5.02)        (5.08)
                                          2000          24.03        (0.04)        (1.74)        (1.78)
                                          1999          17.26        (0.11)         8.21          8.10
                                          1998          16.61        (0.05)         3.31          3.26
AST DeAM                                  2002         $10.10       $ 0.06        $(1.78)       $(1.72)
  International Equity                    2001          14.91        (0.01)        (4.80)        (4.81)
                                          2000          24.63        (0.07)        (5.10)        (5.17)
                                          1999          13.04        (0.07)        11.72         11.65
                                          1998          11.78         0.05          1.24          1.29
AST PIMCO Limited                         2002         $11.30       $ 0.24        $ 0.43        $ 0.67
  Maturity Bond                           2001          11.07         0.50          0.36          0.86
                                          2000          10.84         0.68          0.17          0.85
                                          1999          11.08         0.59         (0.22)         0.37
                                          1998          11.02         0.56          0.03          0.59
AST T. Rowe Price                         2002         $15.12       $ 0.07        $(0.85)       $(0.78)
  Natural Resources                       2001          16.50         0.15         (0.04)         0.11
                                          2000          13.16         0.17          3.31          3.48
                                          1999          11.97         0.14          2.67          2.81
                                          1998          14.57         0.19         (1.78)        (1.59)
AST Alliance Growth                       2002         $ 9.78       $(0.03)       $(3.00)       $(3.03)
                                          2001          15.15        (0.02)        (1.93)        (1.95)
                                          2000          18.95           --         (2.24)        (2.24)
                                          1999          16.07        (0.07)         4.85          4.78
                                          1998          12.62        (0.10)         3.55          3.45
AST American Century                      2002         $11.84       $ 0.12        $(2.45)       $(2.33)
  Income & Growth                         2001          13.02         0.10         (1.19)        (1.09)
                                          2000          15.65         0.07         (1.74)        (1.67)
                                          1999          13.47         0.09          2.84          2.93
                                          1998          12.23         0.11          1.38          1.49
AST American Century                      2002         $12.17       $ 0.09        $(2.46)       $(2.37)
  International Growth(9)(10)             2001          18.16         0.13         (4.83)        (4.70)
                                          2000          22.40         0.03         (3.45)        (3.42)
                                          1999          13.66        (0.04)         8.88          8.84
                                          1998          11.52         0.03          2.12          2.15
AST American Century                      2002         $12.62       $ 0.26        $(1.47)       $(1.21)
  Strategic Balanced                      2001          13.70         0.27         (0.78)        (0.51)
                                          2000          15.30         0.32         (0.81)        (0.49)
                                          1999          13.66         0.20          1.56          1.76
                                          1998          11.34         0.11          2.29          2.40

----------------------------------  -------------------------------------

                                             LESS DISTRIBUTIONS
                                    -------------------------------------

                                     FROM NET    FROM NET
                                    INVESTMENT   REALIZED       TOTAL
            PORTFOLIO                 INCOME      GAINS     DISTRIBUTIONS
----------------------------------  ----------   --------   -------------
AST Neuberger Berman                  $   --      $   --       $   --
  Mid-Cap Growth                          --       (2.90)       (2.90)
                                          --       (0.62)       (0.62)
                                          --       (1.33)       (1.33)
                                       (0.01)      (2.60)       (2.61)
AST DeAM                              $   --      $   --       $   --
  International Equity                    --          --           --
                                          --       (4.55)       (4.55)
                                       (0.03)      (0.03)       (0.06)
                                       (0.03)         --        (0.03)
AST PIMCO Limited                     $(0.47)     $(0.14)      $(0.61)
  Maturity Bond                        (0.63)         --        (0.63)
                                       (0.62)         --        (0.62)
                                       (0.61)         --        (0.61)
                                       (0.53)         --        (0.53)
AST T. Rowe Price                     $(0.24)     $(0.54)      $(0.78)
  Natural Resources                    (0.20)      (1.29)       (1.49)
                                       (0.14)         --        (0.14)
                                       (0.18)      (1.44)       (1.62)
                                       (0.14)      (0.87)       (1.01)
AST Alliance Growth                   $   --      $   --       $   --
                                          --       (3.42)       (3.42)
                                          --       (1.56)       (1.56)
                                          --       (1.90)       (1.90)
                                          --          --           --
AST American Century                  $(0.10)     $   --       $(0.10)
  Income & Growth                      (0.09)         --        (0.09)
                                       (0.08)      (0.88)       (0.96)
                                       (0.11)      (0.64)       (0.75)
                                       (0.07)      (0.18)       (0.25)
AST American Century                  $   --      $   --       $   --
  International Growth(9)(10)          (0.08)      (1.21)       (1.29)
                                          --       (0.82)       (0.82)
                                          --       (0.10)       (0.10)
                                       (0.01)         --        (0.01)
AST American Century                  $(0.27)     $   --       $(0.27)
  Strategic Balanced                   (0.25)      (0.32)       (0.57)
                                       (0.23)      (0.88)       (1.11)
                                       (0.12)         --        (0.12)
                                       (0.08)         --        (0.08)

--------------------------------------------------------------------------------

 (9) Acquired AST American Century International Growth II on September 21,
     2001.

(10) Acquired AST Scudder Japan on May 3, 2002.

* Includes commissions received by American Skandia Marketing, Inc. under the Portfolio's Distribution Plan, as described in Note 3 to the Financial Statements, for the years 1999, 2000, 2001 and 2002.

See Notes to Financial Statements.

  ------------------------------------------------------------------------------------------------------
                                                           RATIOS OF EXPENSES
                       SUPPLEMENTAL DATA                 TO AVERAGE NET ASSETS*
              -----------------------------------   --------------------------------
  NET ASSET                                         AFTER ADVISORY   BEFORE ADVISORY     RATIO OF NET
    VALUE               NET ASSETS AT   PORTFOLIO     FEE WAIVER       FEE WAIVER      INVESTMENT INCOME
     END       TOTAL    END OF PERIOD   TURNOVER     AND EXPENSE       AND EXPENSE     (LOSS) TO AVERAGE
  OF PERIOD   RETURN     (IN 000'S)       RATE      REIMBURSEMENT     REIMBURSEMENT       NET ASSETS
  ---------   -------   -------------   ---------   --------------   ---------------   -----------------
   $ 9.39     (31.21%)   $  287,458       104%          1.16%             1.16%             (0.84%)
    13.65     (25.79%)      518,580       117%          1.12%             1.12%             (0.60%)
    21.63      (8.07%)      719,405       121%          1.09%             1.09%             (0.55%)
    24.03      51.37%       394,325       148%          1.13%             1.13%             (0.71%)
    17.26      20.65%       261,792       228%          1.07%             1.07%             (0.34%)
   $ 8.38     (17.03%)   $  129,004       354%          1.34%             1.44%              0.59%
    10.10     (32.21%)      154,991       712%          1.66%             1.60%             (0.07%)
    14.91     (30.28%)      276,037       514%          1.34%             1.38%             (0.44%)
    24.63      89.71%       217,397       309%          1.29%             1.29%             (0.54%)
    13.04      10.92%       119,997        46%          1.30%             1.30%              0.32%
   $11.36       6.21%    $1,058,843       271%          0.83%             0.83%              2.87%
    11.30       7.97%       611,197       445%          0.83%             0.83%              5.10%
    11.07       8.43%       417,842       171%          0.87%             0.87%              6.14%
    10.84       3.37%       406,604       178%          0.86%             0.86%              5.51%
    11.08       5.72%       349,707       263%          0.86%             0.86%              5.70%
   $13.56      (5.53%)   $  122,686        56%          1.16%             1.16%              0.54%
    15.12       0.70%       135,550        36%          1.08%             1.11%              0.85%
    16.50      26.79%       134,644        96%          1.14%             1.20%              1.13%
    13.16      28.11%       102,225        72%          1.16%             1.16%              1.11%
    11.97     (11.83%)       74,126        55%          1.16%             1.16%              1.14%
   $ 6.75     (30.98%)   $  240,490        59%          1.13%             1.13%             (0.31%)
     9.78     (14.72%)      452,984       106%          1.13%             1.13%             (0.22%)
    15.15     (13.74%)      467,362       135%          1.16%             1.16%             (0.46%)
    18.95      33.91%       364,454       316%          1.11%             1.11%             (0.50%)
    16.07      27.34%       300,924       252%          1.22%             1.22%             (0.70%)
   $ 9.41     (19.81%)   $  259,122        83%          0.98%             0.98%              1.04%
    11.84      (8.44%)      374,739        55%          0.94%             0.94%              0.76%
    13.02     (10.77%)      487,880        61%          0.94%             0.94%              0.68%
    15.65      22.98%       360,630       125%          0.98%             0.98%              0.86%
    13.47      12.27%       189,871        87%          1.00%             1.00%              1.05%
   $ 9.80     (19.47%)   $  373,998       236%          1.25%             1.25%              0.73%
    12.17     (27.27%)      518,126       176%          1.28%             1.28%              0.56%
    18.16     (16.10%)      332,504       126%          1.27%             1.27%             (0.04%)
    22.40      65.20%       154,226       112%          1.50%             1.50%             (0.32%)
    13.66      18.68%        77,733       220%          1.65%             1.65%              0.10%
   $11.14      (9.74%)   $  179,368       126%          1.10%             1.10%              2.16%
    12.62      (3.80%)      210,722       124%          1.08%             1.08%              2.19%
    13.70      (3.11%)      217,483       125%          1.10%             1.10%              2.33%
    15.30      12.97%       216,748       104%          1.10%             1.10%              1.93%
    13.66      21.29%        91,043        95%          1.16%             1.13%              1.68%

--------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST
FINANCIAL HIGHLIGHTS
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

-----------------------------------------------------------------------------------------------
                                                                INCREASE (DECREASE) FROM
                                                                 INVESTMENT OPERATIONS
                                                         --------------------------------------
                                             NET ASSET      NET
                                 PERIOD        VALUE     INVESTMENT   NET REALIZED   TOTAL FROM
                                 ENDED       BEGINNING     INCOME     & UNREALIZED   INVESTMENT
         PORTFOLIO            DECEMBER 31,   OF PERIOD     (LOSS)     GAIN (LOSS)    OPERATIONS
----------------------------  ------------   ---------   ----------   ------------   ----------
AST Gabelli                       2002        $13.07       $ 0.03        $(1.23)       $(1.20)
  Small-Cap Value                 2001         13.02         0.04          0.84          0.88
                                  2000         11.39         0.10          2.23          2.33
                                  1999         11.44         0.08         (0.03)         0.05
                                  1998         12.88         0.09         (1.42)        (1.33)
AST William Blair                 2002        $10.39       $ 0.11        $(2.71)       $(2.60)
  International Growth            2001         18.72         0.12         (3.73)        (3.61)
                                  2000         25.10        (0.04)        (6.03)        (6.07)
                                  1999         13.74        (0.03)        11.39         11.36
                                  1998         11.87         0.04          1.88          1.92
AST Marsico                       2002        $13.88       $(0.04)       $(2.12)       $(2.16)
  Capital Growth                  2001         18.10        (0.04)        (3.84)        (3.88)
                                  2000         21.63        (0.01)        (3.00)        (3.01)
                                  1999         14.20        (0.03)         7.48          7.45
                                  1998         10.03           --          4.17          4.17
AST Cohen & Steers Realty         2002        $10.11       $ 0.49        $(0.22)       $ 0.27
                                  2001         10.18         0.50         (0.23)         0.27
                                  2000          8.36         0.32          1.78          2.10
                                  1999          8.41         0.33         (0.15)         0.18
                                  1998(2)      10.00         0.28         (1.87)        (1.59)
AST Goldman Sachs                 2002        $15.55       $ 0.11        $(1.21)       $(1.10)
  Small-Cap Value                 2001         14.55         0.08          1.34          1.42
                                  2000         10.87         0.01          3.67          3.68
                                  1999          9.99        (0.03)         0.91          0.88
                                  1998(2)      10.00        (0.01)           --         (0.01)
AST Sanford Bernstein             2002        $11.14       $ 0.11        $(2.39)       $(2.28)
  Managed Index 500               2001         12.63         0.11         (1.36)        (1.25)
                                  2000         14.96         0.10         (1.40)        (1.30)
                                  1999         12.78         0.08          2.56          2.64
                                  1998(2)      10.00         0.06          2.72          2.78
AST DeAM                          2002        $ 7.03       $(0.01)       $(1.85)       $(1.86)
  Small-Cap Growth                2001         11.72        (0.05)        (2.95)        (3.00)
                                  2000         15.59        (0.08)        (2.90)        (2.98)
                                  1999(3)      10.00        (0.05)         5.64          5.59
AST MFS                           2002        $ 9.21       $ 0.02        $(1.15)       $(1.13)
  Global Equity                   2001         10.23         0.00         (1.02)        (1.02)
                                  2000         11.03         0.01         (0.79)        (0.78)
                                  1999(4)      10.00         0.01          1.02          1.03

----------------------------  -------------------------------------

                                       LESS DISTRIBUTIONS
                              -------------------------------------

                               FROM NET    FROM NET
                              INVESTMENT   REALIZED       TOTAL
         PORTFOLIO              INCOME      GAINS     DISTRIBUTIONS
----------------------------  ----------   --------   -------------
AST Gabelli                     $(0.06)     $(0.22)      $(0.28)
  Small-Cap Value                (0.07)      (0.76)       (0.83)
                                 (0.07)      (0.63)       (0.70)
                                 (0.10)         --        (0.10)
                                 (0.05)      (0.06)       (0.11)
AST William Blair               $(0.33)     $   --       $(0.33)
  International Growth           (0.82)      (3.90)       (4.72)
                                 (0.13)      (0.18)       (0.31)
                                    --          --           --
                                 (0.05)         --        (0.05)
AST Marsico                     $   --      $   --       $   --
  Capital Growth                    --       (0.34)       (0.34)
                                    --       (0.52)       (0.52)
                                 (0.01)      (0.01)       (0.02)
                                    --          --           --
AST Cohen & Steers Realty       $(0.33)     $   --       $(0.33)
                                 (0.34)         --        (0.34)
                                 (0.28)         --        (0.28)
                                 (0.23)         --        (0.23)
                                    --          --           --
AST Goldman Sachs               $(0.06)     $(1.43)      $(1.49)
  Small-Cap Value                   --       (0.42)       (0.42)
                                    --          --           --
                                    --          --           --
                                    --          --           --
AST Sanford Bernstein           $(0.11)     $   --       $(0.11)
  Managed Index 500              (0.11)      (0.13)       (0.24)
                                 (0.08)      (0.95)       (1.03)
                                 (0.06)      (0.40)       (0.46)
                                    --          --           --
AST DeAM                        $   --      $   --       $   --
  Small-Cap Growth                  --       (1.69)       (1.69)
                                    --       (0.89)       (0.89)
                                    --          --           --
AST MFS                         $   --+     $   --       $   --
  Global Equity                     --          --           --
                                 (0.01)      (0.01)       (0.02)
                                    --          --           --

--------------------------------------------------------------------------------

 (1) Annualized for periods less than one year.

 (2) Commenced operations on January 2, 1998.

 (3) Commenced operations on January 4, 1999.

 (4) Commenced operations on October 18, 1999.
* Includes commissions received by American Skandia Marketing, Inc. under the Portfolio's Distribution Plan, as described in Note 3 to the Financial Statements, for the years 1999, 2000, 2001 and 2002.

+  Amount represents less than a penny per share.

See Notes to Financial Statements.

----------------------------------------------------------------------------------------------------------
                                                             RATIOS OF EXPENSES
                         SUPPLEMENTAL DATA               TO AVERAGE NET ASSETS(1)*)
                -----------------------------------   --------------------------------
    NET ASSET                                         AFTER ADVISORY   BEFORE ADVISORY     RATIO OF NET
      VALUE               NET ASSETS AT   PORTFOLIO     FEE WAIVER       FEE WAIVER      INVESTMENT INCOME
       END       TOTAL    END OF PERIOD   TURNOVER     AND EXPENSE       AND EXPENSE     (LOSS) TO AVERAGE
    OF PERIOD   RETURN     (IN 000'S)       RATE      REIMBURSEMENT     REIMBURSEMENT      NET ASSETS(1)
    ---------   -------   -------------   ---------   --------------   ---------------   -----------------
     $11.59      (9.38%)   $  501,070         24%         1.10%            1.10%               0.20%
      13.07       6.98%       538,479         59%         1.08%            1.08%               0.54%
      13.02      21.86%       333,586         88%         1.12%            1.12%               0.87%
      11.39       0.58%       261,493         26%         1.11%            1.11%               0.64%
      11.44     (10.53%)      304,072         10%         1.11%            1.11%               0.93%
     $ 7.46     (25.67%)   $  318,832         94%         1.32%            1.32%               0.41%
      10.39     (23.55%)      587,377         74%         1.24%            1.24%               0.64%
      18.72     (24.62%)    1,094,019         75%         1.18%            1.19%              (0.02%)
      25.10      82.68%     1,551,045         76%         1.23%            1.23%              (0.18%)
      13.74      16.22%       607,206         97%         1.27%            1.27%               0.32%
     $11.72     (15.56%)   $1,081,101        109%         1.09%            1.10%              (0.29%)
      13.88     (21.71%)    1,252,427        111%         1.06%            1.08%              (0.25%)
      18.10     (14.25%)    1,770,849        118%         1.04%            1.06%              (0.09%)
      21.63      52.58%     1,723,736        115%         1.08%            1.08%              (0.25%)
      14.20      41.59%       594,966        213%         1.11%            1.11%               0.16%
     $10.05       2.65%    $  177,520         60%         1.26%            1.26%               5.11%
      10.11       2.85%       139,631         59%         1.21%            1.21%               5.01%
      10.18      26.19%       132,486         59%         1.28%            1.28%               5.21%
       8.36       2.26%        56,697         51%         1.27%            1.27%               4.95%
       8.41     (16.00%)       33,025         18%         1.30%            1.30%               5.02%
     $12.96      (7.93%)   $  315,101        129%         1.27%            1.27%               0.62%
      15.55       9.91%       432,511        159%         1.18%            1.18%               0.69%
      14.55      33.85%       227,759         67%         1.15%            1.15%              (0.13%)
      10.87       8.81%        74,192         85%         1.24%            1.24%              (0.36%)
       9.99      (0.10%)       41,788         58%         1.31%            1.31%              (0.21%)
     $ 8.75     (20.64%)   $  441,169         36%         0.84%            0.84%               1.04%
      11.14     (10.01%)      623,363         54%         0.77%            0.78%               0.95%
      12.63      (8.82%)      704,897         84%         0.78%            0.78%               0.84%
      14.96      21.23%       633,567        101%         0.79%            0.77%               0.74%
      12.78      27.90%       289,551        162%         0.80%            0.86%               1.07%
     $ 5.17     (26.46%)   $  293,297        132%         1.00%            1.15%              (0.12%)
       7.03     (28.43%)      537,324        196%         1.16%            1.17%              (0.64%)
      11.72     (20.95%)      791,839        136%         1.11%            1.13%              (0.67%)
      15.59      55.90%       841,984        133%         1.14%            1.14%              (0.67%)
     $ 8.08     (12.26%)   $   60,167         74%         1.41%            1.41%               0.25%
       9.21      (9.97%)       55,882         89%         1.50%            1.40%               0.02%
      10.23      (7.19%)       29,514        100%         1.56%            1.87%               0.08%
      11.03      10.40%         1,291        142%         1.75%            2.11%               0.75%

--------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST
FINANCIAL HIGHLIGHTS
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

-----------------------------------------------------------------------------------------------
                                                                INCREASE (DECREASE) FROM
                                                                 INVESTMENT OPERATIONS
                                                         --------------------------------------
                                             NET ASSET      NET
                                 PERIOD        VALUE     INVESTMENT   NET REALIZED   TOTAL FROM
                                 ENDED       BEGINNING     INCOME     & UNREALIZED   INVESTMENT
         PORTFOLIO            DECEMBER 31,   OF PERIOD     (LOSS)     GAIN (LOSS)    OPERATIONS
----------------------------  ------------   ---------   ----------   ------------   ----------
AST MFS                           2002        $ 8.27       $(0.02)       $(2.31)       $(2.33)
  Growth(11)                      2001         10.56        (0.01)        (2.28)        (2.29)
                                  2000         11.30         0.01         (0.75)        (0.74)
                                  1999(4)      10.00         0.01          1.29          1.30
AST MFS                           2002        $ 8.89       $ 0.03        $(1.95)       $(1.92)
  Growth with Income              2001         10.53         0.03         (1.66)        (1.63)
                                  2000         10.52         0.03         (0.01)         0.02
                                  1999(4)      10.00         0.01          0.51          0.52
AST Alger                         2002        $ 5.70       $(0.04)       $(2.00)       $(2.04)
  All-Cap Growth(12)              2001          6.84        (0.02)        (1.12)        (1.14)
                                  2000(5)      10.00           --         (3.16)        (3.16)
AST Goldman Sachs                 2002        $ 3.97       $(0.02)       $(1.07)       $(1.09)
  Mid-Cap Growth                  2001          6.64        (0.03)        (2.64)        (2.67)
                                  2000(6)      10.00         0.01         (3.37)        (3.36)
AST DeAM                          2002        $ 9.30       $ 0.06        $(1.48)       $(1.42)
  Large-Cap Value                 2001          9.85         0.01         (0.55)        (0.54)
                                  2000(7)      10.00         0.03         (0.18)        (0.15)
AST Federated                     2002        $ 7.22       $(0.04)       $(2.05)       $(2.09)
  Aggressive Growth               2001          9.10        (0.03)        (1.85)        (1.88)
                                  2000(7)      10.00         0.01         (0.91)        (0.90)
AST Gabelli                       2002        $ 9.86       $ 0.06        $(2.09)       $(2.03)
  All-Cap Value(13)               2001         10.09         0.04         (0.25)        (0.21)
                                  2000(7)      10.00         0.03          0.06          0.09
AST Lord Abbett                   2002        $10.45       $ 0.42        $(0.39)       $ 0.03
  Bond-Debenture                  2001         10.15         0.39         (0.08)         0.31
                                  2000(7)      10.00         0.02          0.13          0.15
AST Alliance/Bernstein            2002        $ 9.71       $ 0.06        $(2.47)       $(2.41)
  Growth + Value                  2001(8)      10.00         0.01         (0.30)        (0.29)
AST Sanford Bernstein             2002        $10.14       $ 0.09        $(1.43)       $(1.34)
  Core Value                      2001(8)      10.00         0.04          0.10          0.14
AST DeAM Bond                     2002(14)    $10.00       $ 0.26        $ 0.51        $ 0.77
AST DeAM Large-Cap Growth         2002(14)    $10.00       $   --+       $(2.26)       $(2.26)
AST DeAM Small-Cap Value          2002(14)    $10.00       $ 0.02        $(2.27)       $(2.25)

----------------------------  -------------------------------------

                                       LESS DISTRIBUTIONS
                              -------------------------------------

                               FROM NET    FROM NET
                              INVESTMENT   REALIZED       TOTAL
         PORTFOLIO              INCOME      GAINS     DISTRIBUTIONS
----------------------------  ----------   --------   -------------
AST MFS                         $   --      $   --       $   --
  Growth(11)                        --+         --           --
                                    --          --           --
                                    --          --           --
AST MFS                         $(0.03)     $   --       $(0.03)
  Growth with Income             (0.01)         --        (0.01)
                                 (0.01)         --        (0.01)
                                    --          --           --
AST Alger                       $   --      $   --       $   --
  All-Cap Growth(12)                --          --           --
                                    --          --           --
AST Goldman Sachs               $   --      $   --       $   --
  Mid-Cap Growth                    --+         --           --+
                                    --          --           --
AST DeAM                        $(0.03)     $   --       $(0.03)
  Large-Cap Value                (0.01)         --        (0.01)
                                    --          --           --
AST Federated                   $   --      $(0.04)      $(0.04)
  Aggressive Growth                 --+         --           --+
                                    --          --           --
AST Gabelli                     $(0.06)     $   --       $(0.06)
  All-Cap Value(13)              (0.01)      (0.01)       (0.02)
                                    --          --           --
AST Lord Abbett                 $(0.41)     $   --       $(0.41)
  Bond-Debenture                 (0.01)         --        (0.01)
                                    --          --           --
AST Alliance/Bernstein          $(0.01)     $(0.04)      $(0.05)
  Growth + Value                    --          --           --
AST Sanford Bernstein           $(0.03)     $   --       $(0.03)
  Core Value                        --          --           --
AST DeAM Bond                   $   --      $   --       $   --
AST DeAM Large-Cap Growth       $   --      $   --       $   --
AST DeAM Small-Cap Value        $   --      $   --       $   --

--------------------------------------------------------------------------------

 (1) Annualized for periods less than one year.

 (4) Commenced operations on October 18, 1999.

 (5) Commenced operations on January 3, 2000.

 (6) Commenced operations on May 1, 2000.

 (7) Commenced operations on October 23, 2001.

 (8) Commenced operations on May 1, 2001.

(11) Acquired AST Alger Growth on February 16, 2001.

(12) Acquired AST Alger Mid-Cap Growth on February 16, 2001.

(13) Acquired AST Kinetics Internet on May 3, 2002.

(14) Commenced operations on May 1, 2002.

* Includes commissions received by American Skandia Marketing, Inc. under the Portfolio's Distribution Plan, as described in Note 3 to the Financial Statements, for the years 1999, 2000, 2001 and 2002.

+  Amount represents less than a penny per share.

See Notes to Financial Statements.

----------------------------------------------------------------------------------------------------------
                                                             RATIOS OF EXPENSES
                         SUPPLEMENTAL DATA               TO AVERAGE NET ASSETS(1)*)
                -----------------------------------   --------------------------------
    NET ASSET                                         AFTER ADVISORY   BEFORE ADVISORY     RATIO OF NET
      VALUE               NET ASSETS AT   PORTFOLIO     FEE WAIVER       FEE WAIVER      INVESTMENT INCOME
       END       TOTAL    END OF PERIOD   TURNOVER     AND EXPENSE       AND EXPENSE     (LOSS) TO AVERAGE
    OF PERIOD   RETURN     (IN 000'S)       RATE      REIMBURSEMENT     REIMBURSEMENT      NET ASSETS(1)
    ---------   -------   -------------   ---------   --------------   ---------------   -----------------
     $ 5.94     (28.17%)   $  526,085       198%          1.18%            1.18%              (0.28%)
       8.27     (21.68%)      974,397       210%          1.11%            1.11%              (0.12%)
      10.56      (6.53%)       82,051       243%          1.24%            1.24%               0.08%
      11.30      13.00%         4,868        60%          1.35%            1.35%               0.76%
     $ 6.94     (21.62%)   $   87,543        82%          1.19%            1.19%               0.35%
       8.89     (15.46%)      108,714        99%          1.11%            1.11%               0.42%
      10.53       0.19%        77,618        62%          1.23%            1.26%               0.34%
      10.52       5.20%         8,757         6%          1.23%            1.23%               1.45%
     $ 3.66     (35.79%)   $  323,286       182%          1.29%            1.29%              (0.67%)
       5.70     (16.67%)      743,059       150%          1.20%            1.20%              (0.37%)
       6.84     (31.60%)      205,079       123%          1.24%            1.24%              (0.05%)
     $ 2.88     (27.46%)   $   61,373       162%          1.31%            1.33%              (0.65%)
       3.97     (40.17%)       71,039       203%          1.34%            1.34%              (0.63%)
       6.64     (33.60%)       65,098        55%          1.28%            1.28%               0.18%
     $ 7.85     (15.30%)   $  109,994       202%          1.07%            1.15%               0.96%
       9.30      (5.53%)       45,357       134%          1.35%            1.35%               0.51%
       9.85      (1.50%)        6,351         1%          1.35%            2.41%               3.39%
     $ 5.09     (29.19%)   $   39,072       250%          1.35%            1.38%              (1.02%)
       7.22     (20.61%)       49,489       244%          1.35%            1.78%              (0.84%)
       9.10      (9.00%)        1,938        49%          1.35%            7.22%               2.67%
     $ 7.77     (20.71%)   $  113,557        28%          1.19%            1.19%               0.63%
       9.86      (2.18%)      158,886        68%          1.20%            1.20%               0.89%
      10.09       0.90%        14,165        31%          1.45%            1.59%               2.71%
     $10.07       0.41%    $  164,939        43%          1.04%            1.04%               7.16%
      10.45       3.04%        62,456       102%          1.10%            1.10%               7.23%
      10.15       1.50%         6,783         9%          1.20%            3.07%               4.39%
     $ 7.25     (25.00%)   $   32,065        43%          1.15%            1.15%               0.60%
       9.71      (2.80%)       34,007        95%          1.35%            1.45%               0.46%
     $ 8.77     (13.24%)   $  199,176        28%          1.00%            1.00%               1.63%
      10.14       1.40%        44,100        25%          1.15%            1.15%               1.36%
     $10.77       7.70%    $  131,736       240%          0.93%            1.08%               3.71%
       7.74
     $          (22.60%)   $   76,674       101%          0.98%            1.08%               0.07%
       7.75
     $          (22.50%)   $   13,419       122%          1.15%            1.48%               0.43%

--------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2002

--------------------------------------------------------------------------------
1.  ORGANIZATION

American Skandia Trust (the "Trust") is an open-end management investment company, registered under the Investment Company Act of 1940, as amended. The Trust was organized on October 31, 1988 as a Massachusetts business trust. The Trust operates as a series company and, at December 31, 2002, issued 41 classes of shares of beneficial interest: AST Strong International Equity Portfolio ("Strong International Equity"), AST Alliance Growth and Income Portfolio ("Alliance Growth and Income"), AST Goldman Sachs Concentrated Growth Portfolio ("Goldman Sachs Concentrated Growth") (formerly, AST JanCap Growth Portfolio), AST Money Market Portfolio ("Money Market"), AST DeAM Global Allocation Portfolio ("DeAM Global Allocation") (formerly, AST AIM Balanced Portfolio), AST Neuberger Berman Mid-Cap Value Portfolio ("Neuberger Berman Mid-Cap Value"), AST Federated High Yield Portfolio ("Federated High Yield"), AST INVESCO Capital Income Portfolio ("INVESCO Capital Income") (formerly, AST INVESCO Equity Income Portfolio), AST PBHG Small-Cap Growth Portfolio ("PBHG Small-Cap Growth"), AST PIMCO Total Return Bond Portfolio ("PIMCO Total Return Bond"), AST T. Rowe Price Asset Allocation Portfolio ("T. Rowe Price Asset Allocation"), AST T. Rowe Price Global Bond Portfolio ("T. Rowe Price Global Bond"), AST Neuberger Berman Mid-Cap Growth Portfolio ("Neuberger Berman Mid-Cap Growth"), AST DeAM International Equity Portfolio ("DeAM International Equity") (formerly, AST Founders Passport Portfolio), AST PIMCO Limited Maturity Bond Portfolio ("PIMCO Limited Maturity Bond"), AST T. Rowe Price Natural Resources Portfolio ("T. Rowe Price Natural Resources"), AST Alliance Growth Portfolio ("Alliance Growth"), AST American Century Income & Growth Portfolio ("American Century Income & Growth"), AST American Century International Growth Portfolio ("American Century International Growth"), AST American Century Strategic Balanced Portfolio ("American Century Strategic Balanced"), AST Gabelli Small-Cap Value Portfolio ("Gabelli Small-Cap Value"), AST William Blair International Growth Portfolio ("William Blair International Growth") (formerly, AST Janus Overseas Growth Portfolio), AST Marsico Capital Growth Portfolio ("Marsico Capital Growth"), AST Cohen & Steers Realty Portfolio ("Cohen & Steers Realty"), AST Goldman Sachs Small-Cap Value Portfolio ("Goldman Sachs Small-Cap Value"), AST Sanford Bernstein Managed Index 500 Portfolio ("Sanford Bernstein Managed Index 500"), AST DeAM Small-Cap Growth Portfolio ("DeAM Small-Cap Growth"), AST MFS Global Equity Portfolio ("MFS Global Equity"), AST MFS Growth Portfolio ("MFS Growth"), AST MFS Growth with Income Portfolio ("MFS Growth with Income"), AST Alger All-Cap Growth Portfolio ("Alger All-Cap Growth"), AST Goldman Sachs Mid-Cap Growth Portfolio ("Goldman Sachs Mid-Cap Growth") (formerly, AST Janus Mid-Cap Growth Portfolio), AST DeAM Large-Cap Value Portfolio ("DeAM Large-Cap Value") (formerly, AST Janus Strategic Value Portfolio), AST Federated Aggressive Growth Portfolio ("Federated Aggressive Growth"), AST Gabelli All-Cap Value Portfolio ("Gabelli All-Cap Value"), AST Lord Abbett Bond-Debenture Portfolio ("Lord Abbett Bond-Debenture"), AST Alliance/Bernstein Growth + Value Portfolio ("Alliance/Bernstein Growth + Value"), AST Sanford Bernstein Core Value Portfolio ("Sanford Bernstein Core Value"), AST DeAM Bond Portfolio ("DeAM Bond"), AST DeAM Large-Cap Growth Portfolio ("DeAM Large-Cap Growth"), and AST DeAM Small-Cap Value Portfolio ("DeAM Small-Cap Value"), (collectively the "Portfolios").

On December 18, 2002, Skandia Insurance Company Ltd. (publ), the ultimate parent of the Trust's investment manager, announced that it reached a definitive agreement with Prudential Financial, Inc. ("Prudential") to sell

--------------------------------------------------------------------------------

American Skandia, Inc. and its subsidiaries including American Skandia Investment Services, Incorporated ("American Skandia"), the Trust's investment manager.

The transaction, anticipated to close during the second quarter of 2003, is subject to the satisfaction of a number of closing conditions, including each Portfolio having obtained the approval of its Board of Trustees and its shareholders, including owners of variable insurance contracts who beneficially own shares, to the extent required by law, with respect to new investment management and sub-advisory agreements.

Prudential and American Skandia do not anticipate that the portfolio management or the day-to-day operation of the Portfolios will be adversely impacted as a result of the transaction.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Trust, in conformity with generally accepted accounting principles in the United States of America, in the preparation of its financial statements. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation

Portfolio securities are valued at the close of trading on the New York Stock Exchange. Equity securities are valued generally at the last reported sales price on the securities exchange on which they are primarily traded, or at the last reported sales price on the NASDAQ National Securities Market. Securities not listed on an exchange or securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices.

Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service. Debt securities of Money Market are valued at amortized cost, which approximates market value. The amortized cost method values a security at its cost at the time of purchase and thereafter assumes a constant amortization to maturity of any discount or premium. For Portfolios other than Money Market, debt securities which mature in 60 days or less are valued at cost (or market value 60 days prior to maturity), adjusted for amortization to maturity of any premium or discount.

Securities for which market quotations are not readily available are valued at fair value as determined in accordance with procedures adopted by the Board of Trustees. At December 31, 2002, PIMCO Limited Maturity Bond had one security valued in accordance with such procedures.

Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are converted each business day into U.S. dollars based on the prevailing rates of exchange. Purchases and sales of portfolio securities and income and expenses are converted into U.S. dollars on the respective dates of such transactions.

--------------------------------------------------------------------------------

Gains and losses resulting from changes in exchange rates applicable to foreign securities are not reported separately from gains and losses arising from movements in securities prices.

Net realized foreign exchange gains and losses include gains and losses from sales and maturities of foreign currency exchange contracts, gains and losses realized between the trade and settlement dates of foreign securities transactions, and the difference between the amount of net investment income accrued on foreign securities and the U.S. dollar amount actually received. Net unrealized foreign exchange gains and losses include gains and losses from changes in the value of assets and liabilities other than portfolio securities, resulting from changes in exchange rates.

Foreign Currency Exchange Contracts

A foreign currency exchange contract ("FCEC") is a commitment to purchase or sell a specified amount of a foreign currency at a specified future date, in exchange for either a specified amount of another foreign currency or U.S. dollars.

FCECs are valued at the forward exchange rates applicable to the underlying currencies, and changes in market value are recorded as unrealized gains and losses until the contract settlement date.

Risks could arise from entering into FCECs if the counterparties to the contracts were unable to meet the terms of their contracts. In addition, the use of FCECs may not only hedge against losses on securities denominated in foreign currency, but may also reduce potential gains on securities from favorable movements in exchange rates.

Futures Contracts and Options

A financial futures contract calls for delivery of a particular security at a specified price and future date. The seller of the contract agrees to make delivery of the type of security called for in the contract and the buyer agrees to take delivery at a specified future date. Such contracts require an initial margin deposit, in cash or cash equivalents, equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are made or received by the Portfolio each day, depending on the daily change in the value of the contract. Futures contracts are valued based on their quoted daily settlement prices. Fluctuations in value are recorded as unrealized gains and losses until such time that the contracts are terminated.

An option is a right to buy or sell a particular security at a specified price within a limited period of time. The buyer of the option, in return for a premium paid to the seller, has the right to buy (in the case of a call option) or sell (in the case of a put option) the underlying security of the contract. The premium received in cash from writing options is recorded as an asset with an equal liability that is adjusted to reflect the option's value. The premium received from writing options which expire is recorded as realized gains. The premium received from writing options which are exercised or closed is offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the security or currency purchased. Options are valued based on their quoted daily settlement prices.

Risks could arise from entering into futures and written options transactions from the potential inability of counterparties to meet the terms of their contracts, the potential inability to enter into a closing transaction because of an illiquid secondary market, and from unexpected movements in interest or exchange rates or securities values.

--------------------------------------------------------------------------------

Repurchase Agreements

A repurchase agreement is a commitment to purchase government securities from a seller who agrees to repurchase the securities at an agreed-upon price and date. The excess of the resale price over the purchase price determines the yield on the transaction. Under the terms of the agreement, the market value, including accrued interest, of the government securities will be at least equal to their repurchase price. Repurchase agreements are recorded at cost, which, combined with accrued interest, approximates market value.

Repurchase agreements entail a risk of loss in the event that the seller defaults on its obligation to repurchase the securities. In such case, the Portfolio may be delayed or prevented from exercising its right to dispose of the securities.

Swap Agreements

A swap agreement is a two-party contract under which an agreement is made to exchange returns from predetermined investments or instruments, including a particular interest rate, foreign currency, or "basket" of securities representing a particular index. The gross returns to be exchanged or "swapped" between the parties are calculated based on a "notional amount", which, each business day, is valued to determine each party's obligation under the contract. Fluctuations in value are recorded as unrealized gains and losses during the term of the contract.

Commonly used swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa.

Risks could arise from entering into swap agreements from the potential inability of counterparties to meet the terms of their contracts, and from the potential inability to enter into a closing transaction. It is possible that developments in the swaps market, including potential governmental regulation, could affect the Portfolio's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Securities Loans

Each Portfolio may lend securities for the purpose of realizing additional income. All securities loans are collateralized by cash.

The value of the collateral is at least equal to the market value of the securities lent. However, due to market fluctuations, the value of the securities lent may exceed the value of the fluctuations and the current day's lending activity. Income from lending activity is determined by the amount of interest earned on collateral, less any amounts payable to the borrowers of the securities and the lending agent. Lending securities involves certain risks, including the risk that the Portfolio may be delayed or prevented from recovering the collateral if the borrower fails to return the securities.

On the next business day the collateral is adjusted based on the prior day's market fluctuations and the current day's lending activity.

--------------------------------------------------------------------------------

Cash collateral received in connection with securities lending is invested in short-term investments by the lending agent. These may include the Institutional Money Market Trust, a portfolio of money market securities advised by BlackRock Capital Management, Inc., or directly in high quality, short-term instruments with a maturity date not to exceed 397 days. At December 31, 2002, the market value of the invested collateral and market value of securities on loan are summarized as follow:

                                     INSTITUTIONAL    FLOATING RATE                         TOTAL       MARKET VALUE
                                     MONEY MARKET       NOTES AND                       MARKET VALUE    OF SECURITIES
PORTFOLIO                                TRUST       COMMERCIAL PAPER   TIME DEPOSITS   OF COLLATERAL      ON LOAN
---------                            -------------   ----------------   -------------   -------------   -------------
Alliance Growth and Income.........   $72,982,007      $111,858,216      $13,339,997    $198,180,220    $190,157,055
Goldman Sachs Concentrated Growth..    55,522,664        16,346,462       38,929,346     110,798,472     107,570,729
Neuberger Berman Mid-Cap Value.....    55,186,082        62,568,687       15,547,857     133,302,626     129,848,258
INVESCO Capital Income.............    64,975,407        48,802,443       16,493,817     130,271,667     124,193,512
PBHG Small-Cap Growth..............    32,372,340        18,183,155        3,961,422      54,516,917      51,520,201
T. Rowe Price Asset Allocation.....    20,699,987        17,763,350        8,404,933      46,868,270      45,267,309
Neuberger Berman Mid-Cap Growth....    48,551,742        54,328,066        8,491,858     111,371,666     105,553,290
T. Rowe Price Natural Resources....     9,057,300        12,214,101        2,842,231      24,113,632      23,216,970
Alliance Growth....................    13,150,766        37,495,487       14,050,153      64,696,406      62,494,827
American Century Income & Growth...    24,844,975        28,520,583       10,370,907      63,736,465      61,145,975
American Century Strategic
  Balanced.........................    22,673,657        13,193,426        9,996,357      45,863,440      44,199,380
Gabelli Small-Cap Value............    54,695,260        18,739,302        6,907,533      80,342,095      77,696,177
Marsico Capital Growth.............    68,766,004        72,800,248       61,226,817     202,793,069     195,369,987
Cohen & Steers Realty..............    14,194,371        15,937,486        5,834,840      35,966,697      34,889,364
Goldman Sachs Small-Cap Value......    14,476,173        12,495,052        1,564,699      28,535,924      27,523,064
Sanford Bernstein Managed Index
  500..............................    30,109,870        34,171,386        6,361,408      70,642,664      64,236,426
DeAM Small-Cap Growth..............    25,226,050        12,448,513        7,338,438      45,013,001      37,579,135
MFS Growth.........................    44,725,265        26,783,672       10,111,726      81,620,663      77,596,257
MFS Growth with Income.............     8,317,247         9,536,260        8,990,937      26,844,444      25,339,377
Alger All-Cap Growth...............    28,471,220        52,107,305       15,446,467      96,024,992      92,646,387
Goldman Sachs Mid-Cap Growth.......     8,822,365         8,084,795        1,752,906      18,660,066      18,021,863
DeAM Large-Cap Value...............    14,938,624        19,568,625       10,072,555      44,579,804      42,754,889
Gabelli All-Cap Value..............     9,442,173        14,347,252        3,415,588      27,205,013      25,762,890
Lord Abbett Bond-Debenture.........    16,647,195                --        1,760,155      18,407,350      17,708,462
Alliance/Bernstein Growth +
  Income...........................     7,293,919         5,974,329        2,257,154      15,525,402      14,557,037
Sanford Bernstein Core Value.......    22,421,159        23,749,861       10,095,320      56,266,340      53,949,309
DeAM Bond..........................    21,187,676                --        2,240,233      23,427,909      22,675,831
DeAM Large-Cap Growth..............    17,948,788        12,910,000        4,436,650      35,295,438      33,890,902
DeAM Small-Cap Value...............       312,282           345,900           33,018         691,200         668,594

--------------------------------------------------------------------------------

As of December 31, 2002, the yield for Institutional Money Market Trust was 1.43%; maturity dates for floating rate notes and commercial paper ranged from 01/02/03 to 12/12/03 with yields ranging from 1.11% to 1.80%; and the maturity date for time deposits was 01/02/03 with yields ranging from 1.22% to 1.88%.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are accounted for on the trade date. Realized gains and losses from securities sold are recognized on the specific identification basis. Dividend income is recorded on the ex-dividend date. Corporate actions, including dividends, on foreign securities are recorded on the ex-dividend date or, if such information is not available, as soon as reliable information is available from the Trust's sources. Interest income is recorded on the accrual basis and includes the accretion of discount and amortization of premium.

Expenses

Each Portfolio is charged for expenses that are directly attributable to it. Common expenses of the Trust are allocated to the Portfolios in proportion to their net assets.

Distributions to Shareholders

Dividends, if any, from net investment income are declared and paid at least annually by all Portfolios other than Money Market. In the case of Money Market, dividends are declared daily and paid monthly. Net realized gains from investment transactions, if any, are distributed at least annually. Distributions to shareholders are recorded on the ex-dividend date.

3.  AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

The Portfolios have entered into investment management agreements with American Skandia Investment Services, Inc. (the "Investment Manager") which provide that the Investment Manager will furnish each Portfolio with investment advice and investment management and administrative services. The Investment Manager has engaged the following firms as Sub-advisors for their respective Portfolios:
Strong Capital Management, Inc. for Strong International Equity; Alliance Capital Management L.P. for Alliance Growth and Income and Alliance Growth; Goldman Sachs Asset Management for Goldman Sachs Concentrated Growth, Goldman Sachs Small-Cap Value and Goldman Sachs Mid-Cap Growth; Wells Fargo Capital Management, Inc. for Money Market; Deutsche Asset management, Inc. for DeAM Global Allocation, DeAM International Equity, DeAM Small-Cap Growth, DeAM Large-Cap Value, DeAM Bond, DeAM Large-Cap Growth and DeAM Small-Cap Value; Neuberger Berman Management, Inc. for Neuberger Berman Mid-Cap Value and Neuberger Berman Mid-Cap Growth; Federated Investment Counseling for Federated High Yield and Federated Aggressive Growth; INVESCO Funds Group, Inc. for INVESCO Capital Income; Pilgrim Baxter & Associates, Ltd. for PBHG Small-Cap Growth; Pacific Investment Management Company LLC for PIMCO Total Return Bond and PIMCO Limited Maturity Bond; T. Rowe Price Associates, Inc. for T. Rowe Price Asset Allocation and T. Rowe Price Natural Resources; T. Rowe Price International, Inc. for T. Rowe Price Global Bond; American Century Investment Management, Inc. for American Century Income & Growth, American Century Strategic Balanced and American Century International Growth; GAMCO Investors, Inc. for Gabelli Small-

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Cap Value and Gabelli All-Cap Value; William Blair & Company, LLC for William
Blair International Growth; Marsico Capital Management, LLC for Marsico Capital Growth; Cohen & Steers Capital Management, Inc. for Cohen & Steers Realty; Sanford C. Bernstein & Co., LLC for Sanford Bernstein Managed Index 500 and Core Value; Massachusetts Financial Services Company for MFS Global Equity, MFS Growth, and MFS Growth with Income; Fred Alger Management, Inc. for Alger All-Cap Growth; Lord Abbett & Co. for Lord Abbett Bond-Debenture; and Alliance Capital Management, L.P. and Sanford C. Bernstein & Co., LLC co-manager Alliance/Bernstein Growth + Value.

The Investment Manager receives a fee, computed daily and paid monthly, based on an annual rate of the average daily net assets. The Investment Manager pays each Sub-advisor a fee as compensation for advisory services provided to the Portfolios. All amounts paid or payable to the Portfolios by the Investment Manager, under the agreement, are reflected in the Statements of Operations.

                                                              ADVISORY FEES    EXPENSE LIMITATIONS
                                                              -------------    -------------------
Strong International Equity.................................      1.00%               1.75%
Alliance Growth and Income..................................      0.75%               1.25%
Goldman Sachs Concentrated Growth...........................      0.90%               1.35%
Money Market................................................      0.50%               0.65%
DeAM Global Allocation......................................      0.10%               0.35%
Neuberger Berman Mid-Cap Value..............................      0.90%               1.25%
Federated High Yield........................................      0.75%               1.15%
INVESCO Capital Income......................................      0.75%               1.20%
PBHG Small-Cap Growth.......................................      0.90%               1.30%
PIMCO Total Return Bond.....................................      0.65%               1.05%
T. Rowe Price Asset Allocation..............................      0.85%               1.25%
T. Rowe Price Global Bond...................................      0.80%               1.75%
Neuberger Berman Mid-Cap Growth.............................      0.90%               1.25%
DeAM International Equity...................................      1.00%               1.50%
PIMCO Limited Maturity Bond.................................      0.65%               1.05%
T. Rowe Price Natural Resources.............................      0.90%               1.35%
Alliance Growth.............................................      0.90%               1.45%
American Century Income & Growth............................      0.75%               1.25%
American Century International Growth.......................      1.00%               1.75%
American Century Strategic Balanced.........................      0.85%               1.25%
Gabelli Small-Cap Value.....................................      0.90%               1.30%
William Blair International Growth..........................      1.00%               1.75%
Marsico Capital Growth......................................      0.90%               1.35%
Cohen & Steers Realty.......................................      1.00%               1.45%
Goldman Sachs Small-Cap Value...............................      0.95%               1.35%
Sanford Bernstein Managed Index 500.........................      0.60%               0.80%
DeAM Small-Cap Growth.......................................      0.95%               1.35%

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
                                                              ADVISORY FEES    EXPENSE LIMITATIONS
                                                              -------------    -------------------
MFS Global Equity...........................................      1.00%               1.75%
MFS Growth..................................................      0.90%               1.35%
MFS Growth with Income......................................      0.90%               1.35%
Alger All-Cap Growth........................................      0.95%               1.45%
Goldman Sachs Mid-Cap Growth................................      1.00%               1.35%
DeAM Large-Cap Value........................................      0.85%               0.99%
Federated Aggressive Growth.................................      0.95%               1.35%
Gabelli All-Cap Value.......................................      0.95%               1.45%
Lord Abbett Bond-Debenture..................................      0.80%               1.20%
Alliance/Bernstein Growth + Value...........................      0.90%               1.35%
Sanford Bernstein Core Value................................      0.75%               1.25%
DeAM Bond...................................................      0.85%               0.99%
DeAM Large-Cap Growth.......................................      0.85%               0.99%
DeAM Small-Cap Value........................................      0.95%               1.15%

The advisory fee for Strong International Equity reduces to a rate of 0.85% for average daily net assets in excess of $75 million, and Neuberger Berman Mid-Cap Value, Neuberger Berman Mid-Cap Growth and Alliance Growth reduces to a rate of 0.85% for average daily net assets in excess of $1 billion. During the period ended December 31, 2002, the Investment Manager has voluntarily waived advisory fees from, the Money Market equal to 0.05% of the average net assets, and 0.05% of the average daily net assets in excess of $1 billion from Alliance Growth and Income, Goldman Sachs Concentrated Growth, PIMCO Total Return Bond, INVESCO Capital Income, William Blair International Growth and Marsico Capital Growth. Also, Goldman Sachs Concentrated Growth has voluntarily waived advisory fees equal to 0.05% on all assets less than $1 Billion and 0.07% on all assets greater than $1 billion for the period November 11, 2002 to December 31, 2002. The Investment Manager has voluntarily waived advisory fees for the period May 1, 2002 to December 31, 2002 for DeAM Large-Cap Value and DeAM Large-Cap Growth, and for the period November 11, 2002 to December 31, 2002 for Goldman Sachs Mid-Cap Growth and William Blair International Growth equal to 0.10% of the average net assets. The Investment Manager has voluntarily waived advisory fees for the period May 1, 2002 to December 31, 2002 for DeAM International Equity, DeAM Bond, DeAM Small-Cap Growth and DeAM Small-Cap Value, equal to 0.15% of the average net assets. Also, Goldman Sachs Concentrated Growth and Money Market the Investment manager has voluntarily agreed to reimburse certain operating expense in excess of 1.33% and 0.60%, respectively.

On May 1, 2002, Deutsche Asset Management, Inc. became the Sub-advisor to AST DeAM Global Allocation Portfolio (formerly AST AIM Balanced Portfolio), AST DeAM International Equity Portfolio (formerly AST Founders Passport Portfolio) and AST DeAM Large-Cap Value Portfolio (formerly AST Janus Strategic Value Portfolio). On July 1, 2002, AST INVESCO Equity Income Portfolio name changed to AST INVESCO Capital Income portfolio; the investment objective remains unchanged. On November 11, 2002, Goldman Sachs Asset Management became the sub-advisor to the AST Goldman Sachs Concentrated Growth Portfolio and AST Goldman Sachs Mid-Cap Growth Portfolio (formerly AST JanCap Growth Portfolio and AST Janus Mid-Cap Growth Portfolio respectively, sub-advised by Janus Capital Management LLC), William Blair & Company, LLC became the sub-

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advisor to the AST William Blair International Growth Portfolio (formerly AST
Janus Overseas Growth Portfolio, sub-advised by Janus Capital Management LLC),

The Trust has adopted a Distribution Plan (the "Plan") under Rule 12b-1 of the Investment Company Act of 1940. The Plan permits American Skandia Marketing, Incorporated ("ASMI") to receive brokerage commissions in connection with purchases and sales of securities by the Portfolios, and to use these commissions to promote the sale of variable contracts, the premiums for which are invested in shares of the Trust. Under the Plan, securities transactions for a Portfolio may be directed to certain brokers for execution ("clearing brokers") who have agreed to pay part of the brokerage commissions received on these transactions to ASMI for "introducing" transactions to the clearing broker. In turn, ASMI uses the brokerage commissions received as an introducing broker to pay various distribution-related expenses, such as advertising, printing of sales materials, and payments to dealers.

Commissions received by ASMI under the Plan are reflected in the cost of securities purchased and the proceeds from the sale of securities. These commissions are shown in the Statements of Operations as "Distribution Fees" and a corresponding reduction "Fees Paid Indirectly". Net expenses of the Portfolios are unaffected by these commissions. For the period ended December 31, 2002, commissions received by ASMI totaled $7,904,359.

The Trust has entered into an agreement with American Skandia Life Assurance Corporation ("ASLAC") pursuant to which it pays ASLAC a shareholder servicing fee at an annual rate of 0.10% of each Portfolio's average daily net assets.

Certain officers and Trustees of the Trust are officers or directors of the Investment Manager. The Trust pays no compensation directly to its officers or interested Trustees.

4.  TAX MATTERS

Each Portfolio intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income, including any net realized gains on investments, to shareholders. Accordingly, no provision for federal income or excise tax has been made.

Income and capital gains of the Portfolios are determined in accordance with both tax regulations and generally accepted accounting principles in the United States of America. Such may result in temporary and permanent differences between tax basis earnings and earnings reported for financial statement purposes. Temporary differences that result in over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. Permanent differences in the recognition of earnings are reclassified to additional paid-in capital. Distributions in excess of tax-basis earnings are recorded as a return of capital.

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The tax character of distributions paid during the period ended December 31,
2002 was as follows ($ in thousands):

                                                              ORDINARY    LONG-TERM         TOTAL
                                                               INCOME    CAPITAL GAIN   DISTRIBUTIONS
                                                              --------   ------------   -------------
Strong International Equity.................................  $ 2,561      $    --        $  2,561
Alliance Growth and Income..................................   61,587       34,948          96,535
Goldman Sachs Concentrated Growth...........................   13,673           --          13,673
Money Market................................................      352           --             352
DeAM Global Allocation......................................   14,493           --          14,493
Neuberger Berman Mid-Cap Value..............................   30,971       19,567          50,538
Federated High Yield........................................   55,266           --          55,266
INVESCO Capital Income......................................   24,256           --          24,256
PIMCO Total Return Bond.....................................   95,610       12,282         107,892
T. Rowe Price Asset Allocation..............................    8,650       11,079          19,729
PIMCO Limited Maturity Bond.................................   35,057           --          35,057
T. Rowe Price Natural Resources.............................    6,093        1,489           7,582
American Century Income & Growth............................    3,169           --           3,169
American Century Strategic Balanced.........................    4,499           --           4,499
Gabelli Small-Cap Value.....................................    7,016        3,828          10,844
William Blair International Growth..........................   18,118           --          18,118
Cohen & Steers Realty.......................................    4,940           --           4,940
Goldman Sachs Small-Cap Value...............................   27,259       18,572          45,831
Sanford Bernstein Managed Index 500.........................    5,999           --           5,999
MFS Global Equity...........................................        7           --               7
MFS Growth with Income......................................      421           --             421
DeAM Large-Cap Value........................................      162           --             162
Federated Aggressive Growth.................................      234           --             234
Gabelli All-Cap Value.......................................      977           --             977
Lord Abbett Bond-Debenture..................................    2,416           --           2,416
Alliance/Bernstein Growth + Value...........................      199           --             199
Sanford Bernstein Core Value................................      154           --             154

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

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The tax character of distributable earnings/(accumulated losses) at December 31,
2002 was as follows ($ in thousands):

                                                              UNDISTRIBUTED   UNDISTRIBUTED
                                                                ORDINARY        LONG-TERM
                                                                 INCOME           GAIN
                                                              -------------   -------------
Strong International Equity.................................    $  2,688        $     --
Alliance Growth and Income..................................      15,226              --
Goldman Sachs Concentrated Growth...........................       3,837              --
DeAM Global Allocation......................................       3,336              --
Neuberger Berman Mid-Cap Value..............................       1,718              --
Federated High Yield........................................      48,256              --
INVESCO Capital Income......................................      15,176              --
PIMCO Total Return Bond.....................................     125,944          40,010
T. Rowe Price Asset Allocation..............................       7,113              --
T. Rowe Price Global Bond...................................       7,525             211
DeAM International Equity...................................         787              --
PIMCO Limited Maturity Bond.................................      33,375           4,751
T. Rowe Price Natural Resources.............................       1,611           2,249
American Century Income & Growth............................       3,199              --
American Century International Growth.......................       6,172              --
American Century Strategic Balanced.........................       4,191              --
Gabelli Small-Cap Value.....................................         998              --
Cohen & Steers Realty.......................................       6,936           4,038
Goldman Sachs Small-Cap Value...............................       2,448              --
Sanford Bernstein Managed Index 500.........................       5,461              --
MFS Global Equity...........................................         122              --
MFS Growth with Income......................................         325              --
DeAM Large-Cap Value........................................         899              --
Gabelli All-Cap Value.......................................         880              --
Lord Abbett Bond-Debenture..................................       6,806              --
Alliance/Bernstein Growth + Value...........................         202              --
Sanford Bernstein Core Value................................       1,345              --
DeAM Bond...................................................       7,222              --
DeAM Large-Cap Growth.......................................          36              --
DeAM Small-Cap Value........................................          20              --

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Capital Loss Carryforwards

At December 31, 2002, the following Portfolios had, for federal income tax purposes, capital loss carryforwards available to offset future net realized capital gains.

                                                         EXPIRATION DECEMBER 31,
                                  ----------------------------------------------------------------------
                                     AMOUNT         2007          2008           2009           2010
                                  ------------   ----------   ------------   ------------   ------------
Strong International Equity.....  $177,020,547   $       --   $         --   $100,807,480   $ 76,213,067
Alliance Growth and Income......   254,824,843           --             --             --    254,824,843
Goldman Sachs Concentrated
  Growth........................   800,772,815           --    156,116,090    465,068,305    179,588,420
DeAM Global Allocation..........    96,835,729           --     13,319,609     35,338,513     48,177,607
Neuberger Berman Mid-Cap Value..    13,159,531           --             --             --     13,159,531
Federated High Yield............   170,828,791    3,784,924     17,797,820     61,793,618     87,452,429
INVESCO Capital Income..........   125,983,466           --             --     39,530,300     86,453,166
PBHG Small-Cap Growth...........   224,545,164           --             --    158,264,008     66,281,156
T. Rowe Price Asset
  Allocation....................    11,926,235           --             --             --     11,926,235
Neuberger Berman Mid-Cap
  Growth........................   392,303,453           --             --    270,207,817    122,095,636
DeAM International Equity.......   168,758,446           --     47,048,529    107,473,503     14,236,414
Alliance Growth.................   230,692,679           --             --    134,760,953     95,931,726
American Century Income &
  Growth........................    72,577,621           --      9,602,531     33,041,332     29,933,758
American Century International
  Growth........................   278,842,549           --             --    182,864,198     95,978,351
American Century Strategic
  Balanced......................    20,501,405           --             --      6,031,874     14,469,531
Gabelli Small-Cap Value.........    10,202,645           --             --             --     10,202,645
William Blair International
  Growth........................   217,892,228           --             --     93,897,621    123,994,607
Marsico Capital Growth..........   358,878,662           --             --    224,359,016    134,519,646
Goldman Sachs Small-Cap Value...     1,496,339           --             --             --      1,496,339
Sanford Bernstein Managed Index
  500...........................   129,075,026           --             --     59,806,425     69,268,601
DeAM Small-Cap Growth...........   332,229,928           --             --    248,944,748     83,285,180
MFS Global Equity...............     8,253,535           --        102,870      2,025,569      6,125,096

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
                                                         EXPIRATION DECEMBER 31,
                                  ----------------------------------------------------------------------
                                     AMOUNT         2007          2008           2009           2010
                                  ------------   ----------   ------------   ------------   ------------
MFS Growth......................   471,061,930        1,705        992,449    271,643,665    198,424,111
MFS Growth with Income..........    27,224,086        1,855        303,576     11,842,307     15,076,348
Alger All-Cap Growth............   442,686,224           --     62,422,141    208,714,661    171,549,422
Goldman Sachs Mid-Cap Growth....    85,452,601           --        279,129     59,230,939     25,942,533
DeAM Large-Cap Value............    19,876,589           --             --      3,927,079     15,949,510
Federated Aggressive Growth.....     6,449,802           --             --             --      6,449,802
Gabelli All-Cap Value...........    23,157,420           --             --      1,815,571     21,341,849
Lord Abbett Bond-Debenture......     3,726,319           --             --        263,688      3,462,631
Alliance/Bernstein Growth +
  Value.........................     4,092,914           --             --             --      4,092,914
Sanford Bernstein Core Value....     1,488,693           --             --        204,766      1,283,927
DeAM Large-Cap Growth...........    11,107,436           --             --             --     11,107,436
DeAM Small-Cap Value............     1,710,493           --             --             --      1,710,493

5.  PORTFOLIO SECURITIES

Purchases and sales of securities, other than short-term obligations, during the year ended December 31, 2002, were as follows ($ in thousands):

                                                        U.S. GOVERNMENT SECURITIES      OTHER SECURITIES
                                                        ---------------------------   ---------------------
                                                         PURCHASES        SALES       PURCHASES     SALES
                                                        ------------   ------------   ---------   ---------
Strong International Equity...........................   $       --     $       --      175,996     213,956
Alliance Growth and Income............................           --             --    1,182,325   1,362,487
Goldman Sachs Concentrated Growth.....................           --             --    1,685,428   2,264,154
DeAM Global Allocation................................           --         53,932      582,107     640,265
Neuberger Berman Mid-Cap Value........................           --             --      835,608     973,759
Federated High Yield..................................           --             --      308,565     202,831
INVESCO Capital Income................................        1,057         13,092      261,702     407,649
PBHG Small-Cap Growth.................................           --             --      411,146     486,649
PIMCO Total Return Bond...............................    4,055,609      4,056,501      628,404     414,005
T. Rowe Price Asset Allocation........................      138,935        146,742      173,630     179,499
T. Rowe Price Global Bond.............................      297,574        261,452      195,010     162,036
Neuberger Berman Mid-Cap Growth.......................           --             --      384,931     445,661
DeAM International Equity.............................           --             --      492,420     501,095

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
                                                        U.S. GOVERNMENT SECURITIES      OTHER SECURITIES
                                                        ---------------------------   ---------------------
                                                         PURCHASES        SALES       PURCHASES     SALES
                                                        ------------   ------------   ---------   ---------
PIMCO Limited Maturity Bond...........................    1,886,249      1,931,464      213,043     200,171
T. Rowe Price Natural Resources.......................           --             --       80,617      79,637
Alliance Growth.......................................           --             --      200,810     281,325
American Century Income & Growth......................           --             --      259,550     288,685
American Century International Growth.................           --             --    1,054,716   1,063,597
American Century Strategic Balanced...................       44,805         27,189      201,430     209,889
Gabelli Small-Cap Value...............................           --             --      163,429     107,777
William Blair International Growth....................           --             --      392,619     562,210
Marsico Capital Growth................................           --             --    1,375,505   1,253,487
Cohen & Steers Realty.................................           --             --      153,304     107,450
Goldman Sachs Small-Cap Value.........................           --             --      583,031     644,436
Sanford Bernstein Managed Index 500...................           --             --      187,514     223,357
DeAM Small-Cap Growth.................................           --          4,995      512,492     594,413
MFS Global Equity.....................................           --             --       59,072      44,625
MFS Growth............................................           --             --    1,414,523   1,626,324
MFS Growth with Income................................           --             --       85,536      74,921
Alger All-Cap Growth..................................           --             --      894,054   1,081,740
Goldman Sachs Mid-Cap Growth..........................           --             --      105,075      87,490
DeAM Large-Cap Value..................................           --             --      282,103     182,408
Federated Aggressive Growth...........................           --             --       65,151      73,740
Gabelli All-Cap Value.................................           --             --       63,220      57,145
Lord Abbett Bond-Debenture............................        6,354          1,457      139,274      37,413
Alliance/Bernstein Growth + Value.....................           --             --       23,554      13,990
Sanford Bernstein Core Value..........................           --             --      181,365      22,639
DeAM Bond.............................................      279,882        226,138      166,300      97,045
DeAM Large-Cap Growth.................................           --             --      174,302      78,511
DeAM Small-Cap Value..................................           --             --       20,738       9,506

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At December 31, 2002, the cost and unrealized appreciation and depreciation in value of the investments owned by the Portfolios, for federal income tax purposes, were as follows ($ in thousands):

                                                                   GROSS           GROSS        NET UNREALIZED
                                                   AGGREGATE     UNREALIZED      UNREALIZED      APPRECIATION
                                                      COST      APPRECIATION   (DEPRECIATION)   (DEPRECIATION)
                                                   ----------   ------------   --------------   --------------
Strong International Equity......................  $  332,753     $12,739        $ (42,696)       $ (29,957)
Alliance Growth and Income.......................   1,348,578      30,724         (209,093)        (178,369)
Goldman Sachs Concentrated Growth................   1,269,455      10,665         (133,195)        (122,530)
DeAM Global Allocation...........................     318,923       7,638          (45,071)         (37,433)
Neuberger Berman Mid-Cap Value...................     790,986      27,867          (69,003)         (41,136)
Federated High Yield.............................     648,692      15,342          (98,296)         (82,954)
INVESCO Capital Income...........................     690,846      48,988          (80,890)         (31,902)
PBHG Small-Cap Growth............................     256,173      20,312          (29,058)          (8,746)
PIMCO Total Return Bond..........................   2,483,928      64,128          (41,893)          22,235
T. Rowe Price Asset Allocation...................     294,799      15,833          (36,782)         (20,949)
T. Rowe Price Global Bond........................     189,170      10,756             (319)          10,437
Neuberger Berman Mid-Cap Growth..................     280,282      25,483          (20,541)           4,942
DeAM International Equity........................     135,412       2,233          (17,503)         (15,270)
PIMCO Limited Maturity Bond......................   1,153,120      20,399           (5,312)          15,087
T. Rowe Price Natural Resources..................     132,330      10,840          (20,230)          (9,390)
Alliance Growth..................................     300,426       1,360          (61,573)         (60,213)
American Century Income & Growth.................     322,021       9,058          (68,904)         (59,846)
American Century International Growth............     394,281      11,439          (19,474)          (8,035)
American Century Strategic Balanced..............     193,564       5,880          (19,814)         (13,934)
Gabelli Small-Cap Value..........................     535,660      41,402          (80,417)         (39,015)
William Blair International Growth...............     273,736      14,844          (18,921)          (4,077)
Marsico Capital Growth...........................   1,044,983      91,245          (57,694)          33,551
Cohen & Steers Realty............................     185,285       6,648          (15,591)          (8,943)
Goldman Sachs Small-Cap Value....................     329,958      15,675          (38,244)         (22,569)
Sanford Bernstein Managed Index 500..............     533,010      20,042         (114,798)         (94,756)
DeAM Small-Cap Growth............................     311,289      15,940          (39,830)         (23,890)
MFS Global Equity................................      65,805       1,739           (7,188)          (5,449)
MFS Growth.......................................     591,511      12,085          (82,252)         (70,167)

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
                                                                   GROSS           GROSS        NET UNREALIZED
                                                   AGGREGATE     UNREALIZED      UNREALIZED      APPRECIATION
                                                      COST      APPRECIATION   (DEPRECIATION)   (DEPRECIATION)
                                                   ----------   ------------   --------------   --------------
MFS Growth with Income...........................     101,675       1,487          (16,818)         (15,331)
Alger All-Cap Growth.............................     346,975      11,640          (31,796)         (20,156)
Goldman Sachs Mid-Cap Growth.....................      61,178       1,422           (2,437)          (1,015)
DeAM Large-Cap Value.............................     114,095       2,062          (10,196)          (8,134)
Federated Aggressive Growth......................      45,236         783           (6,444)          (5,661)
Gabelli All-Cap Value............................     139,296       4,964          (28,119)         (23,155)
Lord Abbett Bond-Debenture.......................     163,052       3,944           (5,690)          (1,746)
Alliance/Bernstein Growth + Value................      36,315         879           (5,484)          (4,605)
Sanford Bernstein Core Value.....................     218,551       3,035          (14,496)         (11,461)
DeAM Bond........................................     124,389       3,550             (123)           3,427
DeAM Large-Cap Growth............................      81,929         972           (9,313)          (8,341)
DeAM Small-Cap Value.............................       9,842         457             (589)            (132)

6.  WRITTEN OPTIONS TRANSACTIONS

Written options transactions, during the year ended December 31, 2002, were as follows:

                                                        PIMCO TOTAL RETURN BOND   PIMCO LIMITED MATURITY
                                                        -----------------------   -----------------------
                                                        NUMBER OF                 NUMBER OF
                                                        CONTRACTS     PREMIUM     CONTRACTS     PREMIUM
                                                        ---------   -----------   ----------   ----------
Balance at beginning of year..........................     9,726    $ 8,851,014       373      $ 228,473
Written...............................................    18,756     12,875,367        --             --
Expired...............................................   (12,776)    (8,043,265)     (373)      (228,473)
Exercised.............................................        --             --        --             --
Closed................................................    (4,527)    (3,012,948)       --             --
                                                         -------    -----------      ----      ---------
Balance at end of year................................    11,179    $10,670,168        --      $      --
                                                         =======    ===========      ====      =========

At December 31, 2002, PIMCO Total Return Bond had sufficient cash and/or securities at least equal to the value of written options.

7.  LINE OF CREDIT

The Portfolios and other affiliated funds participate in a $175 million unsecured, committed line of credit, provided by a syndication of banks, under a line of credit agreement (the "Agreement"). The Agreement was amended on January 17, 2002, decreasing the amount of the aggregate commitment from $200 million. Borrowings may be made

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

--------------------------------------------------------------------------------

for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Any borrowings must be repaid within 30 days of their receipt. Interest is charged to each Portfolio, based on its borrowings, at a premium above the Federal Funds Rate. In addition, a commitment fee, equal to an annual rate of 0.09% of the average daily unused portion of the line of credit, is allocated among the participants at the end of each quarter. For the period ended December 31, 2002, there were no borrowings under the Agreement, by the Trust.

                                                                                                 NUMBER OF
                                                                  AVERAGE LOAN       AVERAGE    DAYS IN LOAN
                                                               OUTSTANDING DURING    INTEREST    BORROWING
                         PORTFOLIO                            THE BORROWING PERIOD     RATE        PERIOD
                         ---------                            --------------------   --------   ------------
Alliance Growth and Income..................................      $11,769,231         2.187%         26
Goldman Sachs Concentrated Growth...........................       26,666,667         1.791%          6
Neuberger Berman Mid-Cap Value..............................       51,666,667         2.279%          6
INVESCO Capital Income......................................        3,000,000         1.813%          1
PBHG Small-Cap Growth.......................................       12,000,000         1.813%          1
Neuberger Berman Mid-Cap Growth.............................        9,000,000         2.281%          2
T. Rowe Price Natural Resources.............................        7,666,667         2.271%          9
Alliance Growth.............................................        3,971,429         2.118%         35
American Century Income & Growth............................        5,258,065         2.261%         31
American Century International Growth.......................        7,400,000         2.438%          5
American Century Strategic Balanced.........................        2,692,308         2.257%         13
Marisco Capital Growth......................................       13,214,286         2.203%         14
Cohen & Steers Realty.......................................        6,500,000         2.176%         20
Goldman Sachs Small-Cap Value...............................       12,714,286         2.287%          7
Sanford Bernstein Managed Index 500.........................        7,500,000         2.292%         34
DeAM Small-Cap Growth.......................................        5,666,667         1.939%          9
MFS Growth..................................................       11,250,000         2.300%          8
MFS Growth with Income......................................        5,714,286         2.284%          7
Alger All-Cap Growth........................................       12,833,333         2.297%          6
Federated Aggressive Growth.................................        4,000,000         1.792%          6
Gabelli All-Cap Value.......................................        4,214,286         2.276%         42
Alliance/Bernstein Growth + Value...........................        4,333,333         2.308%          3
Sanford Bernstein Core Value................................        1,800,000         2.333%          5

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

--------------------------------------------------------------------------------

8.  ACQUISITION OF PORTFOLIOS

On May 3, 2002, AST American Century International Growth Portfolio and AST Gabelli All-Cap Value Portfolio acquired the net assets of AST Scudder Japan Portfolio and AST Kinetics Internet Portfolio, respectively, pursuant to a plan of reorganization approved on April 25, 2002 by the shareholders of the acquired Portfolios. The acquisitions were deemed to be taxable and resulted in the exchange of 349,680 shares of AST American Century International Growth Portfolio exchanged for 775,435 shares of AST Scudder Japan Portfolio, and 426,114 shares of AST Gabelli All-Cap Value Portfolio exchanged for 512,859 shares of AST Kinetics Internet Portfolio. AST Scudder Japan Portfolio's net assets of $4,250,502 were combined with AST American Century International Portfolio's net assets of $530,740,572 aggregating net assets of $534,991,074 immediately after the acquisition. AST Kinetics Internet Portfolio's net assets of $4,155,175 were combined with AST Gabelli All-Cap Value Portfolio's net assets of $170,507,381 aggregating net assets of $174,662,556 immediately after the acquisition. Since the acquisitions were considered to be taxable, the securities held by AST Scudder Japan Portfolio and AST Kinetics Internet Portfolio were marked to market on May 3, 2002 creating market values of $4,941,890 and $2,656,149, respectively, and net realized losses of $665,576 and $317,579, respectively. These market values represent the cost basis of the securities acquired by AST American Century International Growth Portfolio and AST Gabelli All-Cap Value Portfolio, respectively.

INDEPENDENT AUDITORS' REPORT

To the Board of Trustees and Shareholders
American Skandia Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of American Skandia Trust (the "Trust")(comprising, respectively, AST Strong International Equity Portfolio, AST Alliance Growth and Income Portfolio, AST Goldman Sachs Concentrated Growth Portfolio (formerly, AST JanCap Growth), AST Money Market Portfolio, AST DeAM Global Allocation Portfolio (formerly, AST AIM Balanced), AST Neuberger Berman Mid-Cap Value Portfolio, AST Federated High Yield Portfolio, AST INVESCO Capital Income Portfolio (formerly, AST INVESCO Equity Income), AST PBHG Small-Cap Growth Portfolio, AST PIMCO Total Return Bond Portfolio, AST T. Rowe Price Asset Allocation Portfolio, AST T. Rowe Price Global Bond Portfolio, AST Neuberger Berman Mid-Cap Growth Portfolio, AST DeAM International Equity Portfolio (formerly, AST Founders Passport), AST PIMCO Limited Maturity Bond Portfolio, AST T. Rowe Price Natural Resources Portfolio, AST Alliance Growth Portfolio, AST American Century Income & Growth Portfolio, AST American Century International Growth Portfolio, AST American Century Strategic Balanced Portfolio, AST Gabelli Small-Cap Value Portfolio, AST William Blair International Growth Portfolio (formerly, AST Janus Overseas Growth), AST Marsico Capital Growth Portfolio, AST Cohen & Steers Realty Portfolio, AST Goldman Sachs Small-Cap Value Portfolio, AST Sanford Bernstein Managed Index 500 Portfolio, AST DeAM Small-Cap Growth Portfolio, AST MFS Global Equity Portfolio, AST MFS Growth Portfolio, AST MFS Growth with Income Portfolio, AST Alger All-Cap Growth Portfolio, AST Goldman Sachs Mid-Cap Growth Portfolio (formerly, AST Janus Mid-Cap Growth), AST DeAM Large-Cap Value (formerly, AST Janus Strategic Value), AST Federated Aggressive Growth Portfolio, AST Gabelli All-Cap Value Portfolio, AST Lord Abbett Bond-Debenture Portfolio, AST Alliance/Bernstein Growth + Value Portfolio, AST Sanford Bernstein Core Value Portfolio, AST DeAM Bond Portfolio, AST DeAM Large-Cap Growth Portfolio, and AST DeAM Small-Cap Value Portfolio) as of December 31, 2002, and the related statements of operations and changes in net assets and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement representation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the American Skandia Trust as of December 31, 2002, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
February 14, 2003

MANAGEMENT OF THE TRUST

Information concerning the Trustees and officers of the Trust is presented below. The address of each Trustee and officer is One Corporate Drive, Shelton, Connecticut 06484.

-----------------------------------------------------------------------------------------------------------------------
NAME, POSITION WITH TRUST          LENGTH OF TIME
AND AGE(1)                         SERVED(2)                   PRINCIPAL OCCUPATION DURING PAST 5 YEARS
-----------------------------------------------------------------------------------------------------------------------
 John Birch                        Since 4/98                  Senior Vice President and Chief Operating Officer --
 Vice President (52)                                              December 1997 to present
                                                               American Skandia Investment Services, Incorporated
                                                               Executive Vice President and Chief Operating Officer --
                                                                  August 1996 to October 1997
                                                               International Fund Administration
                                                               Bermuda
-----------------------------------------------------------------------------------------------------------------------
 David E. A. Carson                Since 4/92                  Director -- January 2000 to present
 Trustee (68)                                                  Chairman -- January 1999 to December 1999
                                                               Chairman and Chief Executive Officer --
                                                                  January 1998 to December 1998
                                                               President, Chairman and Chief Executive Officer --
                                                                  1983 to December 1997
                                                               People's Bank
-----------------------------------------------------------------------------------------------------------------------
 Richard G. Davy, Jr.              Since 3/95                  Vice President -- June 1997 to present
 Treasurer (54)                                                Controller -- September 1994 to June 1997
                                                               American Skandia Investment Services, Incorporated
-----------------------------------------------------------------------------------------------------------------------
 Wade A. Dokken                    Since 6/01                  President and Chief Executive Officer --
 President (42)                                                   May 2000 to present
                                                               Executive Vice President and Chief Operating Officer --
                                                                  December 1999 to May 2000
                                                               Deputy Chief Executive Officer --
                                                                  December 1997 to December 1999
                                                               Executive Vice President and Chief Marketing Officer --
                                                                  March 1995 to December 1997
                                                               American Skandia, Incorporated
-----------------------------------------------------------------------------------------------------------------------
 Julian A. Lerner                  Since 11/96                 Retired since 1995
 Trustee (78)
                                                               Senior Vice President and Portfolio Manager of AIM
                                                               Charter Fund and AIM Summit Fund from 1986 to 1995
-----------------------------------------------------------------------------------------------------------------------
 Edward P. Macdonald               Since 11/00                 Senior Counsel, Counsel and Senior Associate Counsel --
 Secretary (35)                                                   April 1999 to present
                                                               American Skandia, Incorporated
                                                               Branch Chief, Senior Counsel and Attorney --
                                                                  October 1994 to April 1999
                                                               U.S. Securities and Exchange Commission
-----------------------------------------------------------------------------------------------------------------------
 Thomas M. Mazzaferro*             Since 4/00                  Executive Vice President and Chief Financial Officer --
 Trustee (49)                                                     April 1988 to present
                                                               American Skandia Life Assurance Corporation
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
 Thomas M. O'Brien                 Since 4/92                  President and Chief Executive Officer --
 Trustee (52)                                                     May 2000 to present
                                                               Atlantic Bank of New York
                                                               Vice Chairman --
                                                                  January 1997 to April 2000
                                                               North Fork Bank
-----------------------------------------------------------------------------------------------------------------------
 John A. Pileski                   Since 2/01                  Retired since June 2000
 Trustee (63)
                                                               Tax Partner -- KPMG, LLP --
                                                                  January 1995 to June 2000
-----------------------------------------------------------------------------------------------------------------------
 F. Don Schwartz                   Since 4/92                  Management Consultant
 Trustee (67)                                                     April 1985 to present
-----------------------------------------------------------------------------------------------------------------------

(1) The Trustees are responsible for overseeing all 41 Portfolios included in the American Skandia Trust, as well as the 31 Funds in the American Skandia Advisor Funds, Inc., all of which are investment companies managed by the Investment Manager.

(2) The term of office for all of the Trustees is indefinite, until his successor is elected.

 * Indicates a Trustee of the Trust who is an "interested person" within the meaning set forth in the Investment Company Act of 1940. Mr. Mazzaferro is deemed "interested" by virtue of his serving as an officer and Director of the Trust's Investment Manager.

The Statement of Additional Information ("SAI") includes additional information about the Trustees and is available without charge, upon request, by calling 1-800-SKANDIA (752-6343).

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